UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08282

Loomis Sayles Funds I

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800 Boston, Massachusetts 02199-8197

(Address of principal executive offices) (Zip code)

Natalie Wagner, Esq.

Natixis Distribution, LLC

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

Item 1. Reports to Stockholders.

(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Loomis Sayles Fixed Income Fund

Loomis Sayles Global Bond Fund

Loomis Sayles Inflation Protected Securities Fund

Loomis Sayles Institutional High Income Fund

Annual Report

September 30, 2021

Portfolio Review	1

Portfolio of Investments	19

Financial Statements	55

Notes to Financial Statements	66

LOOMIS SAYLES FIXED INCOME FUND

Managers	Symbol

Matthew J. Eagan, CFA®	Institutional Class	LSFIX

Brian P. Kennedy

Elaine M. Stokes

Investment Objective

The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation.

Market Conditions

The bond market experienced mixed returns over the past 12 months ended September 30, 2021 as investors reacted to the combination of improving economic growth, rising inflation and the increasing likelihood that the US Federal Reserve (Fed) and other central banks will need to begin tightening monetary policy in the coming year.

Following the approval and rollout of multiple vaccines for Covid-19 in late 2020 and early 2021, business conditions gradually returned to normal. Economic growth surged as a result, allaying fears that the virus would lead to a protracted slowdown. The reopening of the economy, while fueling impressive headline GDP growth, was accompanied by rising commodity prices, disruptions in the global supply chain and a sharp increase in inflation. Although the Fed initially described the rise in inflation as a “transitory” phenomenon, the persistence of price pressures through the summer and early autumn led to a gradual shift in the outlook. In September, Fed Chair Jerome Powell stated that the central bank was likely to announce a tapering of its stimulative quantitative easing (QE) program before the end of 2021. In addition, the markets began to price in a significant likelihood that the Fed will enact its first rate hike in late 2022. Together, these factors dampened returns across the fixed income market.

US Treasuries underperformed the broad fixed income market as risk appetite drastically improved over the past year. Mounting concerns over inflation and Fed policy also played a role in the rise in yields. While the prices of short-term government debt were relatively stable, longer-maturity bonds declined sharply. The yield on the 10-year note rose from 0.69% on September 30, 2020 to 1.52% on the final day of the period, and the 30-year bond moved from 1.46% to 2.08%. (Prices and yields move in opposite directions.)

Despite the weakness in US Treasuries, investment grade corporates registered a solid gain for the 12-month period. As growth accelerated and the credit outlook improved, investors sought opportunities in higher-yielding segments of the market. Corporate yield spreads over Treasuries fell sharply as a result, leading to positive relative performance.

Investors’ increased appetite for risk translated to a strong, double-digit gain for high yield corporates. The category tends to have lower interest-rate sensitivity than investment grade bonds, a key tailwind at a time in which concern about Fed policy was the key factor driving market performance. High yield further benefited from the combination of favorable credit conditions, robust gains for equities and an impressive rally in oil prices. Leveraged loans, which typically offer yields that adjust upward with prevailing interest rates, also outperformed.

Performance Results

For the 12 months ended September 30, 2021, Institutional Class shares of the Loomis Sayles Fixed Income Fund returned 9.08% at net asset value. The Fund outperformed its benchmark, the Bloomberg U.S. Government/Credit Bond Index, which returned -1.13%.

Explanation of Fund Performance

Though the Covid-19 global pandemic continued to shape the events of this past year, markets advanced on the back of optimism surrounding vaccine rollouts and economic reopenings. Security selection was the primary source of outperformance for the Fund, particularly within high yield corporate credit. Relative return in this sector was aided by transportation, basic industry, and consumer cyclical holdings. The Fund’s allocations to equity and convertible securities were positive contributors as stock markets posted strong gains and reached new highs during the period. Exposure to selected technology names was beneficial for performance in both sectors, and, in addition, equities were also boosted by consumer non-cyclical and banking names.

Duration positioning in US Treasuries was the main detractor from performance. The Fund began the fourth quarter of 2020 with notably longer duration relative to the benchmark within US Treasuries. This longer duration stance was decreased in subsequent months using Treasury futures as part of a larger effort to decrease the Fund’s overall duration positioning.

Outlook

While our fundamental economic outlook remains positive, the world appears less synchronized than we expected at this point in the recovery. Leading indicators remain strong, financial conditions appear easy and monetary/fiscal policies continue to be a tailwind to economic activity. This macroeconomic backdrop, coupled with strong credit fundamentals, appears positive for risk assets. However, we are mindful of the risks inherent to our outlook, such as the lingering impact of the Covid-19 Delta variant, slowing Chinese growth (and

1  |

deleveraging within its property sector) and ongoing global supply chain disruptions that could lead to a bumpier, if still solid, global growth environment.

Under our base case of a gradual economic expansion, we anticipate a slow rise in interest rates as the Fed likely initiates a taper of QE purchases later this year and into 2022. While the most recent Federal Open Market Committee (FOMC) statement sent a strong signal that we are approaching the end of the road on QE, the Fed has stated its belief that inflation has been boosted by transitory factors, which will presumably fade over time. We believe supply disruptions should work out over time and energy prices could ease in 2022, which would support the Fed’s view. While we expect rate lift-off in 2023, the Fed may find it necessary to delay hiking if growth is weaker or accelerate hiking if inflation is persistently higher than expected. Adding to the uncertainty of the timing and magnitude of the Fed’s taper and rate lift-off includes the early retirement of two Fed presidents over their 2020 trading activities, which adds risk to Fed Chair Powell’s renomination and the future composition of the FOMC. Given our views, we remain defensive on interest rates and positioned shorter than broad market benchmarks from a duration perspective.

In our view, we remain fully embedded in the expansion phase of the credit cycle1 with credit fundamentals, technical factors and default expectations continuing to appear attractive. We remain “pro risk” on credit for higher carry and potential outperformance of our best ideas. In this environment, we continue to focus on issue selection, which drives our investment process. Specifically, we are seeking out “rising star” candidates that possess strong balance sheets and catalysts to help drive upgrades. We believe accommodative global monetary policies coupled with the tailwind of fiscal support could drive a wave of credit upgrades going forward. From a sector perspective, we are targeting those that have strong carry, less interest rate sensitivity and positive convexity (i.e., a favorable risk/reward profile in a changing rate environment). As such, we currently favor high yield corporates and convertible securities along with securitized debt, which can provide diversification away from pure corporate risk, relatively attractive yield potential and shorter duration profiles.

During the third quarter of 2021, credit markets were generally resilient to macroeconomic events, including Fed taper talk and concerns over Chinese growth and property sector challenges, suggesting to us that there could be a strong demand for yield. We suspect this dynamic will likely hold going forward given our outlook for downgrades, defaults and losses to trend notably below long-term averages. However, we recognize current elevated valuations and tight credit spreads, and have built flexibility into our portfolios in an effort to take advantage of opportunities that may arise as a result of short-term disruptions.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $3,000,000 Investment in Institutional Class Shares

September 30, 2011 through September 30, 20212

See notes to charts on page 3.

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LOOMIS SAYLES FIXED INCOME FUND

Average Annual Total Returns — September 30, 20212

				Expense Ratios[3]
	1 Year	5 Years	10 Years	Gross	Net

Institutional Class (Inception 1/17/95)	9.08%	5.06%	5.88%	0.58%	0.58%

Comparative Performance
Bloomberg U.S. Government/Credit Bond Index[1]	-1.13	3.24	3.24

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg U.S. Government/Credit Bond Index includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of US Government agencies, quasifederal corporations, and corporate or foreign debt guaranteed by the US Government). The Credit Index includes publicly issued US corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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LOOMIS SAYLES GLOBAL BOND FUND

Managers	Symbols

David W. Rolley, CFA®	Institutional Class	LSGBX

Lynda L. Schweitzer, CFA®	Retail Class	LSGLX

Scott M. Service, CFA®	Class N	LSGNX

Investment Objective

The Fund’s investment objective is high total investment return through a combination of high current income and capital appreciation.

Market Conditions

In the fourth quarter of 2020, investor risk sentiment was underpinned by the positive developments on a coronavirus vaccine and the continuance of coordinated accommodative monetary policy by the world’s major central banks. The first quarter of 2021 saw the global bond market endure its worst start to a year since 2015 as the first several weeks of spread tightening gave way to spread widening in the latter half of the quarter on higher real yields and inflation expectations.

US Treasury yields fell during the second quarter despite a marked increase in headline inflation, continued strong consumer demand, and sizeable fiscal support. Strong overseas demand played a key role in pushing US rates lower as Eurozone and Japanese investors sought the more attractive value of hedged US yields compared to negligible local nominal yields.

During the third quarter of 2021, the spread of the highly contagious Delta variant around the globe delayed the prospects for synchronized global growth. Despite rising vaccination rates, the US and Southeast Asia saw mobility and consumer confidence decline and growth slow. In contrast, economies where the spread of the virus has been contained or where tolerance for infections has risen, the pace of activity remained strong.

In the US, a wide variety of inflation measures – Producer Price Index, Consumer Price Index, and Personal Consumption Expenditure Price Index (the Fed’s preferred inflation barometer) – increased well above the central bank’s target of 2% per annum. Central banks in Norway and South Korea hiked rates while central banks in Australia, New Zealand, Sweden, and the UK began to reduce asset purchases. Following its September policy meeting, the Fed moved up its timeline for tapering its asset purchases (to begin in late 2021).

Performance Review

For the 12 months ended September 30, 2021, Institutional Class shares of the Loomis Sayles Global Bond Fund returned 0.91%. The Fund outperformed its benchmark, the Bloomberg Global Aggregate Bond Index, which returned -0.91%.

Explanation of Fund Performance

The Fund realized a positive absolute return during the 12-month period as global central bank support and continued vaccine progress worldwide resulted in a tightening of corporate bond spreads (the incremental yield provided relative to Treasuries). The Fund’s allocation to BBB- and BB-rated corporate issuers was beneficial as corporate earnings remained positive throughout the period despite the increase in Delta variant cases worldwide.

Security selection in the banking sector added value throughout the period with favored European banks among the top credit picks as earnings strongly rebounded during the period while issuers also maintained strong balance sheets and high asset quality. The allocation to the communications sector was also a leading contributor due to the continued demand for wireless internet connectivity and data.

Security selection was also positive within the capital goods and consumer non-cyclical sectors. Within the latter, food & beverage and healthcare issues highlighted performance contributions. Demand for packaged foods and beverages remained elevated as many consumers stayed home and purchased in bulk. Issuers such as Anheuser-Busch InBev benefited from the re-opening of bars, restaurants and venues as consumers return to dining and entertainment.

The Fund’s stance with respect to duration and corresponding interest rate sensitivity contributed positively to relative performance during the period, as did positioning along the yield curve (which depicts the relationship among bond yields across the maturity spectrum). In particular, the underweight to duration in the long end of the euro curve proved additive as yields marched higher on the back of a quicker-than-expected euro zone economic recovery.

Although duration and yield curve positioning were positive for relative performance overall, the targeted allocation to duration in the Brazilian real and underweight to United States dollar pay markets detracted for the period. In particular, the duration underweight in the intermediate and long end of the United States dollar curve was a moderate drag on performance.

Currency allocation had a muted effect on performance during the period. While the overweight allocation to the Mexican peso and overweight allocation to the Czech koruna proved beneficial, the underweight allocation to the euro and allocations to select emerging market currencies such as the South Korean won detracted for the period. The majority of emerging market currencies broadly weakened against the dollar.

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LOOMIS SAYLES GLOBAL BOND FUND

Targeted allocations to local authorities, global treasuries and sovereign sectors also weighed on performance during the period.

Currency and yield curve markets experienced slightly higher levels of volatility in the period and this resulted in derivatives driving a higher-than-typical level of total return. Although in line with the returns posted by the underlying cash bond markets, the Fund’s use of forward foreign currency contracts in managing relative exposures decreased the derivative contributions to total return.

Outlook

Covid-19 remains a downside risk to our outlook. While vaccination rates are up in many countries and the economic impact of mobility restrictions has lessened, we are not in the clear yet. As the Delta variant has shown – especially in Southeast Asia – Covid-19 variants can still have a measurable and even severe impact on economic activity. Higher vaccination rates, particularly in lower-income countries, should help reduce this risk.

The trajectory of China’s economy is also a material risk to our outlook. Given China’s position as the leading contributor to global growth, a slowdown in the Chinese economy could potentially have significant implications on the global economy. Due to the easing bias of policymakers, we do not expect a hard landing, but we don’t anticipate significant upside to growth either. Consumption is likely to be the key growth driver in the near term. However, retail sales and services are unlikely to return to pre-pandemic levels until Q2 2022.

Most major developed market government bonds are expensive, and we think yields are likely to see some upside pressure as the cyclical upturn progresses gradually, output gaps compress, and central banks look to move towards policy normalization. Although investment grade credit spreads look fair to slightly rich, we still like the yield advantage they offer. The fundamental backdrop underpinned by solid corporate profit growth and the technical backdrop remain supportive.

Hypothetical Growth of $100,000 Investment in Institutional Class Shares

September 30, 2011 through September 30, 20212

5  |

Average Annual Total Returns — September 30, 20212

				Life of Class N	Expense Ratios[3]
	1 Year	5 Years	10 Years		Gross	Net

Institutional Class (Inception 5/10/91)	0.91%	2.85%	2.67%	—%	0.76%	0.69%

Retail Class (Inception 12/31/96)	0.67	2.61	2.43	—	1.01	0.94

Class N (Inception 2/1/13)	0.95	2.92	—	2.12	0.66	0.64

Comparative Performance
Bloomberg Global Aggregate Bond Index[1]	-0.91	1.99	1.86	1.74

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the US Aggregate, the Pan-European Aggregate, and the AsianPacific Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

Managers	Symbols

Elaine Kan, CFA®	Institutional Class	LSGSX

Kevin P. Kearns	Retail Class	LIPRX

	Class N	LIPNX

Investment Objective

The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation.

Market Conditions

The bond market experienced mixed returns over the period, as investors reacted to the combination of improving economic growth, rising inflation and the increasing likelihood that the US Federal Reserve (Fed) and other central banks will need to begin tightening monetary policy in the coming year.

Following the approval and rollout of multiple vaccines for Covid-19 in late 2020 and early 2021, business conditions gradually returned to normal. Economic growth surged as a result, allaying fears that the virus would lead to a protracted slowdown. The reopening of the economy, while fueling impressive headline GDP growth, was accompanied by rising commodity prices, disruptions in the global supply chain and a sharp increase in inflation. Although the Fed initially described the rise in inflation as a “transitory” phenomenon, the persistence of price pressures through the summer and early autumn led to a gradual shift in the outlook. In September, Fed Chair Jerome Powell stated that the central bank was likely to announce a tapering of its stimulative quantitative easing (QE) program before the end of 2021. In addition, the markets began to price in a significant likelihood that the Fed will enact its first rate hike in late 2022. Together, these factors dampened returns across the fixed income market.

US Treasuries underperformed the broad fixed income market as risk appetite drastically improved over the past year. Mounting concerns over inflation and Fed policy also played a role in the rise in yields. While the prices of short-term government debt were relatively stable, longer-maturity bonds declined sharply. The yield on the 10-year note rose from 0.69% on September 30, 2020 to 1.52% on the final day of the period, and the 30-year bond moved from 1.46% to 2.08%. (Prices and yields move in opposite directions.)

Despite the weakness in US Treasuries, investment-grade corporates registered a solid gain for the 12-month period. As growth accelerated and the credit outlook improved, investors sought opportunities in higher-yielding segments of the market. Corporates’ yield spreads over Treasuries fell sharply as a result, leading to positive relative performance.

Investors’ increased appetite for risk translated to a strong, double-digit gain for high yield corporates. The category tends to have lower interest rate sensitivity than investment grade bonds, a key tailwind at a time in which concern about Fed policy was the key factor driving market performance. High yield further benefited from the combination of favorable credit conditions, robust gains for equities and an impressive rally in oil prices. Leveraged loans, which typically offer yields that adjust upward with prevailing interest rates, also outperformed.

Securitized assets – including mortgage-backed securities (MBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) – produced marginally negative total returns as a group but outpaced the US Treasury market. The category’s underlying fundamentals remained firm, however, with continued strength in both real estate prices and consumer credit. ABS and CMBS posted positive total returns, but MBS experienced small negative total returns due in part to its higher interest rate sensitivity.

Emerging market bonds, while experiencing bouts of volatility, nonetheless finished comfortably ahead of domestic investment grade debt. Although investors remained on edge due to persistently negative headlines out of China during the second half of the period, the asset class benefited from its above-average yield and the broader strength in higher-risk assets.

Performance Results

For the 12 months ended September 30, 2021, Institutional Class shares of the Loomis Sayles Inflation Protected Securities Fund returned 5.33%. The fund outperformed its benchmark, the Bloomberg U.S. Treasury Inflation Protected Securities Index (Series-L), which returned 5.19%.

Explanation of Fund Performance

Security selection within the Fund’s core US Treasury Inflation Protected Securities (TIPS) allocation boosted performance relative to the benchmark over the period. With respect to the Fund’s off-benchmark allocation to investment grade corporate bonds, exposure to the industrials and financials sectors proved additive. Exposure to below investment grade, high yield corporate credit also generated positive results. Finally, Treasury futures designed to benefit from any widening of the spread between yields for nominal Treasuries and TIPS benefitted performance as inflation expectations rose.

7  |

On the downside, security selection within industrials acted as a constraint on relative performance over the period. A small position in convertible securities also limited performance for the period. Finally, exposure to longer maturities within corporate bonds weighed on performance.

Outlook

While our fundamental economic outlook remains positive, the world appears less synchronized than we expected at this point in the recovery. Leading indicators remain strong, financial conditions appear easy and monetary/fiscal policies continue to be a tailwind to economic activity. This macroeconomic backdrop, coupled with strong credit fundamentals, appears positive for risk assets. However, we are mindful of the risks inherent to our outlook, such as the lingering impact of the Covid-19 Delta variant, slowing Chinese growth (and deleveraging within its property sector) and ongoing global supply chain disruptions that could lead to a bumpier, if still solid, global growth environment.

Under our base case of a gradual economic expansion, we anticipate a slow rise in interest rates as the Fed likely initiates a taper of QE purchases later this year and into 2022. While the most recent Fed Open Market Committee (FOMC) statement sent a strong signal that we are approaching the end of the road on QE, the Fed has stated their belief that inflation has been boosted by transitory factors which will presumably fade over time. We believe supply disruptions should work out over time and energy prices could ease in 2022, which would support the Fed’s view. While we expect rate lift-off in 2023, the Fed may find it necessary to delay hiking if growth is weaker or accelerate hiking if inflation is persistently higher than expected. Adding to the uncertainty of the timing and magnitude of the Fed’s taper and rate lift-off includes the early retirement of two Fed presidents over their 2020 trading activities, which adds risk to Fed Chair Powell’s renomination and the future composition of the FOMC. Given our views, we remain defensive on interest rates and positioned shorter than broad market benchmarks from the perspective of duration and corresponding interest rate sensitivity.

In our view we remain fully embedded in the expansion phase of the credit cycle1 with credit fundamentals, technical factors and default expectations continuing to appear attractive. We remain “pro risk” on credit for higher carry and potential outperformance of our best ideas. In this environment, we continue to focus on issue selection, which drives our investment process. Specifically, we are seeking out “rising star” candidates that possess strong balance sheets and catalysts to help drive upgrades. We believe accommodative global monetary policies coupled with the tailwind of fiscal support could drive a wave of credit upgrades going forward. From a sector perspective, we are targeting those that have strong carry, less interest rate sensitivity and positive convexity (i.e. a favorable risk/reward profile in a changing rate environment). As such, we currently favor high yield corporates and convertible securities along with securitized debt, which can provide diversification away from pure corporate risk, relatively attractive yield potential and shorter duration profiles.

During the quarter ended September 30, 2021, credit markets were generally resilient to macroeconomic events, including Fed taper talk and concerns over Chinese growth and property sector challenges, suggesting to us that there could be a strong demand for yield. We suspect this dynamic will likely hold going forward given our outlook for downgrades, defaults and losses to trend notably below long-term averages. However, we are cognizant of current elevated valuations and tight credit spreads, and we have built flexibility into the portfolio in order to be able to take advantage of opportunities that may arise as a result of short-term disruptions.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $100,000 Investment in Institutional Class Shares

September 30, 2011 through September 30, 20212

See notes to charts on page 9.

|  8

LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

Average Annual Total Returns — September 30, 20212

				Life of Class N	Expense Ratios[3]
	1 Year	5 Years	10 Years		Gross	Net

Institutional Class (Inception 5/20/91)	5.33%	4.78%	3.15%	—%	0.70%	0.40%

Retail Class (Inception 5/28/10)	5.04	4.55	2.88	—	0.95	0.65

Class N (Inception 2/1/17)	5.37	—	—	5.59	0.68	0.35

Comparative Performance
Bloomberg U.S. Treasury Inflation Protected Securities Index (Series L)[1]	5.19	4.34	3.12	5.02

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	The Bloomberg U.S. Treasury Inflation Protected Securities Index (Series L) covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The liquidity constraint for all securities in the index is $300 million.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

9  |

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

Managers	Symbol

Brian P. Kennedy	Institutional Class	LSHIX

Matthew J. Eagan, CFA®

Elaine M. Stokes

Todd P. Vandam, CFA®

Investment Objective

The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation.

Market Conditions

The bond market experienced mixed returns over the past 12 months ended September 30, 2021, as investors reacted to the combination of improving economic growth, rising inflation and the increasing likelihood that the US Federal Reserve (Fed) and other central banks will need to begin tightening monetary policy in the coming year.

Following the approval and rollout of multiple vaccines for Covid-19 in late 2020 and early 2021, business conditions gradually returned to normal. Economic growth surged as a result, allaying fears that the virus would lead to a protracted slowdown. The reopening of the economy, while fueling impressive headline GDP growth, was accompanied by rising commodity prices, disruptions in the global supply chain and a sharp increase in inflation. Although the Fed initially described the rise in inflation as a “transitory” phenomenon, the persistence of price pressures through the summer and early autumn led to a gradual shift in the outlook. In September, Fed Chair Jerome Powell stated that the central bank was likely to announce a tapering of its stimulative quantitative easing (QE) program before the end of 2021. In addition, the markets began to price in a significant likelihood that the Fed will enact its first rate hike in late 2022. Together, these factors dampened returns across the fixed income market.

Investors’ increased appetite for risk translated to a strong, double-digit gain for high yield corporates. The category tends to have lower interest rate sensitivity than investment grade bonds, a key tailwind at a time in which concern about Fed policy was the key factor driving market performance. High yield further benefited from the combination of favorable credit conditions, robust gains for equities and an impressive rally in oil prices. Leveraged loans, which typically offer yields that adjust upward with prevailing interest rates, also outperformed.

Despite the weakness in US Treasuries, investment-grade corporates registered a solid gain for the 12-month period. As growth accelerated and the credit outlook improved, investors sought opportunities in higher-yielding segments of the market. Corporate yield spreads over Treasuries fell sharply as a result, leading to positive relative performance.

US Treasuries underperformed the broad fixed income market as risk appetite drastically improved over the past year. Mounting concerns over inflation and Fed policy also played a role in the rise in yields. While the prices of short-term government debt were relatively stable, longer-maturity bonds declined sharply. The yield on the 10-year note rose from 0.69% on September 30, 2020 to 1.52% on the final day of the period, and the 30-year bond moved from 1.46% to 2.08%. (Prices and yields move in opposite directions.)

Performance Results

For the 12 months ended September 30, 2021, Institutional Class shares of the Loomis Sayles Institutional High Income Fund returned 15.16% at net asset value. The Fund outperformed its benchmark, the Bloomberg U.S. Corporate High-Yield Bond Index, which returned 11.28%.

Explanation of Fund Performance

Though the Covid-19 global pandemic continued to shape the events of this past year, markets advanced on the back of optimism surrounding vaccine rollouts and economic reopenings. Security selection within high yield corporate credit was the primary source of outperformance for the Fund. Relative return in this sector was aided by finance company, energy and consumer non-cyclical holdings. The Fund’s allocations to equity and convertible securities were positive contributors as stock markets posted strong gains and reached new highs during the period. Exposure to selected technology names was beneficial for performance in both sectors. Equities were also boosted by consumer cyclical and utility names, and convertibles by communications and energy holdings.

Allocations to defensive, reserve-like positions and US Treasuries detracted from relative return as investors favored riskier asset classes. The majority of the underperformance in these sectors occurred during the fourth quarter of 2020.

Outlook

While our fundamental economic outlook remains positive, the world appears less synchronized than we expected at this point in the recovery. Leading indicators remain strong, financial conditions appear easy and monetary/fiscal policies continue to be a tailwind to economic activity. This macroeconomic backdrop, coupled with strong credit fundamentals, appears positive for risk assets. However, we are

|  10

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

mindful of the risks inherent to our outlook, such as the lingering impact of the Covid-19 Delta variant, slowing Chinese growth (and deleveraging within its property sector) and ongoing global supply chain disruptions that could lead to a bumpier, if still solid, global growth environment.

Under our base case of a gradual economic expansion, we anticipate a slow rise in interest rates as the Fed likely initiates a taper of QE purchases later this year and into 2022. While the most recent Federal Open Market Committee (FOMC) statement sent a strong signal that we are approaching the end of the road on QE, the Fed has stated its belief that inflation has been boosted by transitory factors, which will presumably fade over time. We believe supply disruptions should work out over time and energy prices could ease in 2022, which would support the Fed’s view. While we expect rate lift-off in 2023, the Fed may find it necessary to delay hiking if growth is weaker or accelerate hiking if inflation is persistently higher than expected. Adding to the uncertainty of the timing and magnitude of the Fed’s taper and rate lift-off includes the early retirement of two Fed presidents over their 2020 trading activities, which adds risk to Fed Chair Powell’s renomination and the future composition of the FOMC. Given our views, we remain defensive on interest rates and positioned shorter than broad market benchmarks from a duration perspective.

In our view, we remain fully embedded in the expansion phase of the credit cycle1 with credit fundamentals, technical factors and default expectations continuing to appear attractive. We remain “pro risk” on credit for higher carry and potential outperformance of our best ideas. In this environment, we continue to focus on issue selection, which drives our investment process. Specifically, we are seeking out “rising star” candidates that possess strong balance sheets and catalysts to help drive upgrades. We believe accommodative global monetary policies coupled with the tailwind of fiscal support could drive a wave of credit upgrades going forward. From a sector perspective, we are targeting those that have strong carry, less interest rate sensitivity and positive convexity (i.e., a favorable risk/reward profile in a changing rate environment). As such, we currently favor high yield corporates and convertible securities along with securitized debt, which can provide diversification away from pure corporate risk, relatively attractive yield potential and shorter duration profiles.

During the third quarter of 2021, credit markets were generally resilient to macroeconomic events, including Fed taper talk and concerns over Chinese growth and property sector challenges, suggesting to us that there could be a strong demand for yield. We suspect this dynamic will likely hold going forward given our outlook for downgrades, defaults and losses to trend notably below long-term averages. However, we recognize current elevated valuations and tight credit spreads, and have built flexibility into our portfolios in an effort to take advantage of opportunities that may arise as a result of short-term disruptions.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $3,000,000 Investment in Institutional Class Shares

September 30, 2011 through September 30, 20212

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Average Annual Total Returns — September 30, 20212

				Expense Ratios[3]
	1 Year	5 Years	10 Years	Gross	Net

Institutional Class (Inception 6/5/96)	15.16%	5.48%	7.29%	0.69%	0.69%

Comparative Performance
Bloomberg U.S. Corporate High-Yield Bond Index[1]	11.28	6.52	7.42

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	The Bloomberg U.S. Corporate High-Yield Bond Index covers the universe of fixed rate, non-investment grade debt. Eurobonds and debt issues from countries designated as emerging markets (sovereign rating of Baa1/BBB+/BBB+ and below using the middle of Moody’s, S&P, and Fitch) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, 144-As and pay-in-kind bonds (PIKs, as of October 1, 2009) are also included.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Loomis Sayles at 800-633-3330; on the Funds’ website at www.loomissayles.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and the SEC’s website.

Quarterly Portfolio Schedules

The Loomis Sayles Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. First and third quarter schedules of portfolio holdings are also available at loomissayles.com. A hard copy may be requested from the Fund at no charge by calling 800-633-3330.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in each Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2021 through September 30, 2021. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

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Loomis Sayles Fixed Income Fund

Institutional Class	Beginning Account Value 4/1/2021	Ending Account Value 9/30/2021	Expenses Paid During Period* 4/1/2021 – 9/30/2021
Actual	$1,000.00	$1,034.40	$3.01
Hypothetical (5% return before expenses)	$1,000.00	$1,022.11	$2.99

* Expenses are equal to the Fund’s annualized expense ratio of 0.59%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Global Bond Fund

Institutional Class	Beginning Account Value 4/1/2021	Ending Account Value 9/30/2021	Expenses Paid During Period* 4/1/2021 – 9/30/2021
Actual	$1,000.00	$1,002.80	$3.46
Hypothetical (5% return before expenses)	$1,000.00	$1,021.61	$3.50

Retail Class
Actual	$1,000.00	$1,001.70	$4.72
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.76

Class N
Actual	$1,000.00	$1,003.40	$3.21
Hypothetical (5% return before expenses)	$1,000.00	$1,021.86	$3.24

* Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.69%, 0.94% and 0.64% for Institutional Class, Retail Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Inflation Protected Securities Fund

Institutional Class	Beginning Account Value 4/1/2021	Ending Account Value 9/30/2021	Expenses Paid During Period* 4/1/2021 – 9/30/2021
Actual	$1,000.00	$1,048.00	$2.05
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$2.03

Retail Class
Actual	$1,000.00	$1,046.90	$3.34
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29

Class N
Actual	$1,000.00	$1,048.10	$1.80
Hypothetical (5% return before expenses)	$1,000.00	$1,023.31	$1.78

* Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.40%, 0.65% and 0.35% for Institutional Class, Retail Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Institutional High Income Fund

Institutional Class	Beginning Account Value 4/1/2021	Ending Account Value 9/30/2021	Expenses Paid During Period* 4/1/2021 – 9/30/2021
Actual	$1,000.00	$1,042.90	$3.64
Hypothetical (5% return before expenses)	$1,000.00	$1,021.51	$3.60

* Expenses are equal to the Fund’s annualized expense ratio of 0.71%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. This meeting typically includes all the Independent Trustees, including the Trustees who do not serve on the Contract Review Committee. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements at its June Board meeting.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ advisory fees to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense limitations and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (ii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iii) the allocation of the Funds’ brokerage, if any, including, to the extent applicable, the use of “soft” commission dollars to pay for research and other similar services, (iv) the Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting, liquidity and valuation, (v) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (vi) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, where available, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and expense differentials against each Fund’s peer group/category of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent Board or Committee presentations and reviews. In addition, the Trustees are periodically provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings, both at the Board and at the Committee level.

The Board most recently approved the continuation of the Agreements for a one-year period at its meeting held in June 2021. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates. The Trustees also considered their experience with other funds advised or sub-advised by the Adviser, as well as the affiliation between the Adviser and Natixis Investment Managers, LLC, whose affiliates provide investment advisory services to other funds in the Natixis family of funds.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the benefits to the Funds from the monitoring and oversight services provided by Natixis Advisors, LLC (“Natixis Advisors”). They also considered the administrative and shareholder services provided by Natixis Advisors and its affiliates to the Funds. They also took into consideration increases in the services provided resulting from new regulatory requirements.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of

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funds and the Funds’ respective performance benchmarks. In addition, the Trustees reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that measured the performance of the Funds on a risk adjusted basis.

The Board noted that, through December 31, 2020, each Fund’s one-, three- and five-year performance, stated as percentile rankings within categories selected by the independent third-party data provider, was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year	Five-Year
Loomis Sayles Fixed Income Fund	56%	49%	13%
Loomis Sayles Global Bond Fund	3%	10%	28%
Loomis Sayles Inflation Protected Securities Fund	14%	15%	11%
Loomis Sayles Institutional High Income Fund	83%	95%	58%

In the case of the Loomis Sayles Fixed Income Fund and Loomis Sayles Institutional High Income Fund, that had performance that lagged that of a relevant category median as determined by the independent third-party for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (2) that Loomis Sayles Fixed Income Fund’s and Loomis Sayles Institutional High Income Fund’s more recent performance (i.e., for periods ended March 31, 2021) had shown improvement relative to its category; (3) that the Loomis Sayles Fixed Income Fund’s mid- and long-term performance was strong relative to its category; and (4) that the Loomis Sayles Institutional High Income Fund’s long-term (10-year) relative performance remains strong. The Board also considered information about the Funds’ more recent performance, including how that performance had been impacted by the Covid-19 crisis.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and administrative services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets, the greater regulatory costs associated with the management of such assets, and the entrepreneurial, regulatory and other risks associated with sponsoring and managing funds. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had demonstrated its intention to have competitive fee levels by making recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense limitations for various funds in the fund family. They noted that Loomis Sayles Global Bond Fund and Loomis Sayles Inflation Protected Securities Fund have expense limitations in place, and they considered the amounts waived or reimbursed by the Adviser for certain Funds under their expense limitation agreements. The Trustees also considered that the current expenses for Loomis Sayles Fixed Income Fund and Loomis Sayles Institutional High Income Fund were below each Fund’s expense limitation.

The Trustees noted that the Loomis Sayles Institutional High Income Fund had a total advisory fee rate that was above the median of a peer group of funds. In this regard, the Trustees considered the factors that management believed justified the relatively higher advisory fee rate, including (1) that the Fund’s net expense ratio was only three basis points above the median of a peer group of funds and (2) that the Fund has a more flexible investment strategy than its peers.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about how expenses are determined and allocated for purposes of profitability calculations. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense limitations with respect to such Funds and the overall profit margin of Natixis Investment Managers, LLC compared to that of certain other investment managers for which such data was available.

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After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense limitations. The Trustees also considered management’s explanation of the factors that are taken into account with respect to the implementation of breakpoints in investment advisory fees or expense limitations. With respect to economies of scale, the Trustees noted that the Loomis Sayles Global Bond Fund has breakpoints in its advisory fee and that each of the Funds was subject to an expense limitation. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above. The Trustees also considered that the Funds have benefitted from the substantial reinvestment the Adviser has made into its business.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•

The effect of recent market and economic events, including but not limited to the Covid-19 crisis and its significant disruptions to the economy and business operations, on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2022.

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LIQUIDITY RISK MANAGEMENT PROGRAM

Annual Report for the Period Commencing on January 1, 2020 and ending December 31, 2020 (including updates through September 30, 2021)

Effective December 1, 2018, the Funds adopted a liquidity risk management program (the “Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Rule”). The Rule requires registered open-end funds, including mutual funds and exchange-traded funds to establish liquidity risk management programs in order to effectively manage fund liquidity and mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the Funds to assess, manage and review their liquidity risk considering applicable factors during normal and foreseeable stressed conditions. In fulfilling this requirement, each Fund assesses and reviews (where applicable and amongst other matters) its investment strategy, portfolio holdings, possible investment concentrations, use of derivatives, short-term and long-term cash flow projections, use of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Each Program has established a Program Administrator, which is the adviser of the Fund.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

Each Fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. If a Fund does not hold a majority of highly liquid investments in its portfolio, then the Fund is required to establish a highly liquid investment minimum (“HLIM”). Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund and Loomis Sayles Institutional High Income Fund have established an HLIM.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material events that impacted the operation of the Funds’ Programs. During the period, the Funds held sufficient liquid assets to meet redemptions on a timely basis and did not have any HLIM or illiquid security violations during the period.

During the period January 1, 2021 through September 30, 2021, the Funds held sufficient liquid assets to meet redemptions on a timely basis and did not have any HLIM or illiquid security violations.

Annual Program Assessment and Conclusion

In the opinion of the Program Administrators, the Program of each Fund approved by the Funds’ Board has been implemented effectively. The Program Administrator has also monitored, assessed and managed each Fund’s liquidity risk regularly and has determined that the Program is operating effectively.

Pursuant to the Rule’s requirements, the Board has received and reviewed a written report prepared by each Fund’s Program Administrator that addressed the operation of the Program, assessed its adequacy and effectiveness and described any material changes made to the Program.

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Portfolio of Investments – as of September 30, 2021

Loomis Sayles Fixed Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 82.4% of Net Assets

Non-Convertible Bonds – 77.5%

	ABS Car Loan – 3.1%
$675,000	American Credit Acceptance Receivables Trust, Series 2021-3, Class D, 1.340%, 11/15/2027, 144A	$671,668
170,000	Avis Budget Rental Car Funding AESOP LLC, Series 2017-1A, Class C, 4.150%, 9/20/2023, 144A	173,662
120,000	Avis Budget Rental Car Funding AESOP LLC, Series 2018-1A, Class C, 4.730%, 9/20/2024, 144A	126,746
130,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class C, 4.240%, 9/22/2025, 144A	138,875
475,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class C, 3.150%, 3/20/2026, 144A	492,596
210,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class B, 2.680%, 8/20/2026, 144A	218,495
685,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class A, 2.020%, 2/20/2027, 144A(a)	701,269
305,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class B, 2.960%, 2/20/2027, 144A	321,300
630,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class C, 4.250%, 2/20/2027, 144A	681,986
145,000	Avis Budget Rental Car Funding AESOP LLC, Series 2021-1A, Class C, 2.130%, 8/20/2027, 144A	144,504
480,000	Carvana Auto Receivables Trust, Series 2021-N3, Class C, 1.020%, 6/12/2028	479,557
420,000	Carvana Auto Receivables Trust, Series 2021-P3, Class C, 1.930%, 10/12/2027	417,805
525,000	Credit Acceptance Auto Loan Trust, Series 2020-2A, Class C, 2.730%, 11/15/2029, 144A	541,165
900,000	Credit Acceptance Auto Loan Trust, Series 2021-2A, Class C, 1.640%, 6/17/2030, 144A	901,081
335,000	Credit Acceptance Auto Loan Trust, Series 2021-3A, Class C, 1.630%, 9/16/2030, 144A	334,539
1,400,000	Drive Auto Receivables Trust, Series 2021-2, Class D, 1.390%, 3/15/2029	1,395,384
305,000	DT Auto Owner Trust, Series 2021-2A, Class C, 1.500%, 2/16/2027, 144A	305,492
1,380,000	DT Auto Owner Trust, Series 2021-3A, Class D, 1.310%, 5/17/2027, 144A	1,370,988
815,000	Exeter Automobile Receivables Trust, Series 2021-1A, Class D, 1.080%, 11/16/2026	813,630

	ABS Car Loan – continued
1,000,000	Exeter Automobile Receivables Trust, Series 2021-3A, Class D, 1.550%, 6/15/2027	998,037
435,000	Flagship Credit Auto Trust, Series 2021-2, Class D, 1.590%, 6/15/2027, 144A	434,784
335,000	Foursight Capital Automobile Receivables Trust, Series 2021-2, Class D, 1.920%, 9/15/2027, 144A	334,118
1,975,000	GLS Auto Receivables Issuer Trust, Series 2021-1A, Class D, 1.680%, 1/15/2027, 144A	1,980,966
675,000	GLS Auto Receivables Issuer Trust, Series 2021-3A, Class D, 1.480%, 7/15/2027, 144A	671,915
725,000	GLS Auto Receivables Trust, Series 2021-2A, Class D, 1.420%, 4/15/2027, 144A	719,850
246,458	JPMorgan Chase Bank NA, Series 2021-3, Class D, 1.009%, 2/26/2029, 144A	246,320
305,389	JPMorgan Chase Bank NA, Series 2021-1, Class D, 1.174%, 9/25/2028, 144A	305,528

		15,922,260

	ABS Credit Card – 0.2%
480,000	Brex Commercial Charge Card Master Trust, Series 2021-1, Class A, 2.090%, 7/15/2024, 144A	484,993
700,000	Mercury Financial Credit Card Master Trust, Series 2021-1A, Class A, 1.540%, 3/20/2026, 144A	701,962
100,000	Mission Lane Credit Card Master Trust, Series 2021-A, Class B, 2.240%, 9/15/2026, 144A	100,208

		1,287,163

	ABS Home Equity – 4.9%
1,279,821	510 Asset Backed Trust, Series 2021-NPL1, Class A1, 2.240%, 6/25/2061, 144A(b)	1,278,522
707,682	CIM Trust, Series 2021-NR2, Class A1, 2.568%, 7/25/2059, 144A(b)	710,327
210,000	CoreVest American Finance Trust, Series 2021-1, Class C, 2.800%, 4/15/2053, 144A	212,876
300,000	CoreVest American Finance Trust, Series 2021-2, Class C, 2.478%, 7/15/2054, 144A	293,987
717,293	Credit Suisse Mortgage Trust, Series 2021-RPL1, Class A1, 1.668%, 9/27/2060, 144A(b)	719,252
1,560,049	Credit Suisse Mortgage Trust, Series 2021-RPL4, Class A1, 1.796%, 12/27/2060, 144A(b)	1,566,156
675,000	FirstKey Homes Trust, Series 2021-SFR1, Class E1, 2.389%, 8/17/2038, 144A	669,760

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	ABS Home Equity – continued
$555,000	FirstKey Homes Trust, Series 2021-SFR1, Class E2, 2.489%, 8/17/2038, 144A	$550,703
415,000	FirstKey Homes Trust, Series 2021-SFR2, Class E1, 2.258%, 9/17/2038, 144A	414,545
205,000	FirstKey Homes Trust, Series 2021-SFR2, Class E2, 2.358%, 9/17/2038, 144A	204,767
145,000	FRTKL, Series 2021-SFR1, Class E1, 2.372%, 9/17/2038, 144A	144,936
130,000	FRTKL, Series 2021-SFR1, Class E2, 2.522%, 9/17/2038, 144A	129,940
478,469	GCAT Trust, Series 2019-RPL1, Class A1, 2.650%, 10/25/2068, 144A(b)	490,703
99,624	Home Partners of America Trust, Series 2021-1, Class E, 2.577%, 9/19/2041, 144A	98,903
224,965	Invitation Homes Trust, Series 2018-SFR2, Class B, 1-month LIBOR + 1.080%, 1.164%, 6/17/2037, 144A(c)	225,275
124,988	Invitation Homes Trust, Series 2018-SFR3, Class B, 1-month LIBOR + 1.150%, 1.234%, 7/17/2037, 144A(c)	125,197
58,249	Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.750%, 1/25/2059, 144A(b)	58,297
70,977	Legacy Mortgage Asset Trust, Series 2019-GS3, Class A1, 3.750%, 4/25/2059, 144A(b)	71,456
699,827	Legacy Mortgage Asset Trust, Series 2019-GS4, Class A1, 3.438%, 5/25/2059, 144A(b)	700,523
168,593	Legacy Mortgage Asset Trust, Series 2020-GS5, Class A1, 3.250%, 6/25/2060, 144A	171,311
1,215,000	Legacy Mortgage Asset Trust, Series 2020-RPL1, Class A2, 3.250%, 9/25/2059, 144A(a)(b)	1,293,518
734,158	Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.750%, 4/25/2061, 144A(b)	742,090
115,000	Mill City Mortgage Loan Trust, Series 2019-GS1, Class M2, 3.250%, 7/25/2059, 144A(b)	121,300
280,000	Progress Residential Trust, Series 2019-SFR1, Class E, 4.466%, 8/17/2035, 144A	282,627
705,000	Progress Residential Trust, Series 2021-SFR2, Class E1, 2.547%, 4/19/2038, 144A	703,362
240,000	Progress Residential Trust, Series 2021-SFR3, Class E1, 2.538%, 5/17/2026, 144A	239,707
200,000	Progress Residential Trust, Series 2021-SFR3, Class E2, 2.688%, 5/17/2026, 144A	200,187

	ABS Home Equity – continued
125,000	Progress Residential Trust, Series 2021-SFR4, Class E1, 2.409%, 5/17/2038, 144A	125,232
100,000	Progress Residential Trust, Series 2021-SFR4, Class E2, 2.559%, 5/17/2038, 144A	99,538
295,000	Progress Residential Trust, Series 2021-SFR5, Class E1, 2.209%, 7/17/2038, 144A	292,271
100,000	Progress Residential Trust, Series 2021-SFR5, Class E2, 2.359%, 7/17/2038, 144A	98,723
380,000	Progress Residential Trust, Series 2021-SFR6, Class E1, 2.425%, 7/17/2038, 144A	379,483
200,000	Progress Residential Trust, Series 2021-SFR6, Class E2, 2.525%, 7/17/2038, 144A	199,729
445,000	Progress Residential Trust, Series 2021-SFR7, Class E1, 2.591%, 8/17/2040, 144A	437,530
100,000	Progress Residential Trust, Series 2021-SFR7, Class E2, 2.640%, 8/17/2040, 144A	98,319
1,212,001	PRPM LLC, Series 2021-1, Class A1, 2.115%, 1/25/2026, 144A(b)	1,214,219
506,215	PRPM LLC, Series 2021-2, Class A1, 2.115%, 3/25/2026, 144A(b)	507,737
919,000	PRPM LLC, Series 2021-3, Class A1, 1.867%, 4/25/2026, 144A(b)	927,876
230,444	PRPM LLC, Series 2021-4, Class A1, 1.867%, 4/25/2026, 144A(b)	232,510
1,023,237	PRPM LLC, Series 2021-5, Class A1, 1.793%, 6/25/2026, 144A(b)	1,020,833
1,030,000	Toorak Mortgage Corp., Series 2021-1, Class A1, 2.240%, 6/25/2024, 144A(b)	1,030,528
240,000	Towd Point Mortgage Trust, Series 2016-3, Class M2, 4.000%, 4/25/2056, 144A(b)	253,942
495,000	Towd Point Mortgage Trust, Series 2018-5, Class M1, 3.250%, 7/25/2058, 144A(b)	515,783
939,439	Towd Point Mortgage Trust, Series 2019-4, Class A1, 2.900%, 10/25/2059, 144A(a)(b)	972,955
100,000	Towd Point Mortgage Trust, Series 2020-1, Class A2B, 3.250%, 1/25/2060, 144A(b)	105,807
456,495	VCAT LLC, Series 2021-NPL1, Class A1, 2.289%, 12/26/2050, 144A(b)	457,732
328,481	VOLT XCII LLC, Series 2021-NPL1, Class A1, 1.893%, 2/27/2051, 144A(b)	328,488
895,890	VOLT XCIII LLC, Series 2021-NPL2, Class A1, 1.893%, 2/27/2051, 144A(b)	898,696
758,366	VOLT XCIV LLC, Series 2021-NPL3, Class A1, 2.240%, 2/27/2051, 144A(b)	759,063

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	ABS Home Equity – continued
$549,004	VOLT XCVI LLC, Series 2021-NPL5, Class A1, 2.116%, 3/27/2051, 144A(b)	$549,331
1,219,072	VOLT XCVII LLC, Series 2021-NPL6, Class A1, 2.240%, 4/25/2051, 144A(b)	1,219,247

		25,145,799

	ABS Other – 2.9%
100,000	Affirm Asset Securitization Trust, Series 2021-B, Class C, 1.400%, 8/17/2026, 144A	99,799
160,000	Aqua Finance Trust, Series 2021-A, Class B, 2.400%, 7/17/2046, 144A(d)	160,081
137,954	Business Jet Securities LLC, Series 2021-1A, Class B, 2.918%, 4/15/2036, 144A	138,605
855,525	CAL Funding IV Ltd., Series 2020-1A, Class A, 2.220%, 9/25/2045, 144A	862,950
1,309,215	CLI Funding VIII LLC, Series 2021-1A, Class A, 1.640%, 2/18/2046, 144A(a)	1,292,394
135,000	Freedom Financial Trust, Series 2021-2, Class C, 1.940%, 6/19/2028, 144A	135,703
370,000	Freedom Financial Trust, Series 2021-3FP, Class D, 2.370%, 11/20/2028, 144A	369,885
1,855,000	GCA2014 Holdings Ltd., Series 2014-1, Class E, 1/05/2030, 144A(d)(e)(f)(g)(h)	25,087
300,000	HPEFS Equipment Trust, Series 2021-1A, Class D, 1.030%, 3/20/2031, 144A	299,240
1,927,272	MAPS Trust, Series 2021-1A, Class A, 2.521%, 6/15/2046, 144A(a)	1,942,231
110,000	Marlette Funding Trust, Series 2021-2A, Class C, 1.500%, 9/15/2031, 144A	110,594
206,197	Merlin Aviation Holdings DAC, Series 2016-1, Class A, 4.500%, 12/15/2032, 144A(b)	199,621
350,000	OneMain Financial Issuance Trust, Series 2018-2A, Class A, 3.570%, 3/14/2033, 144A(a)	364,813
345,000	OneMain Financial Issuance Trust, Series 2021-1A, Class D, 2.470%, 6/16/2036, 144A	347,720
1,595,263	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A	1,582,178
100,000	SCF Equipment Leasing LLC, Series 2021-1A, Class D, 1.930%, 9/20/2030, 144A	99,224
253,656	Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class C, 3.120%, 5/20/2036, 144A	259,121

	ABS Other – continued
172,473	Sierra Timeshare Receivables Funding LLC, Series 2019-3A, Class C, 3.000%, 8/20/2036, 144A	174,926
157,997	Sierra Timeshare Receivables Funding LLC, Series 2021-1A, Class C, 1.790%, 11/20/2037, 144A	158,224
1,392,926	SLAM Ltd., Series 2021-1A, Class A, 2.434%, 6/15/2046, 144A(a)	1,393,887
100,000	SoFi Consumer Loan Program Trust, Series 2021-1, Class D, 2.040%, 9/25/2030, 144A	99,978
667,333	Textainer Marine Containers VII Ltd., Series 2021-1A, Class A, 1.680%, 2/20/2046, 144A	657,033
720,733	TIF Funding II LLC, Series 2021-1A, Class A, 1.650%, 2/20/2046, 144A	705,057
230,000	Towd Point Mortgage Trust, Series 2011-1, Class M1, 3.750%, 10/25/2056, 144A(b)	243,794
1,393,163	Triton Container Finance VIII LLC, Series 2021-1A, Class A, 1.860%, 3/20/2046, 144A(a)	1,380,465
742,597	Wave Trust, Series 2017-1A, Class A, 3.844%, 11/15/2042, 144A	731,598
1,212,901	Willis Engine Structured Trust, Series 2021-A, Class A, 3.104%, 5/15/2046, 144A	1,201,779

		15,035,987

	ABS Student Loan – 0.8%
320,000	College Ave Student Loans LLC, Series 2021-A, Class C, 2.920%, 7/25/2051, 144A	322,313
373,475	Commonbond Student Loan Trust, Series 2019-AGS, Class B, 3.040%, 1/25/2047, 144A	381,999
309,640	EDvestinU Private Education Loan Issue No. 3 LLC, Series 2021-A, Class A, 1.800%, 11/25/2045, 144A(a)	308,498
159,665	Navient Private Education Refi Loan Trust, Series 2020-HA, Class A, 1.310%, 1/15/2069, 144A(a)	160,736
384,965	Navient Private Education Refi Loan Trust, Series 2021-A, Class A, 0.840%, 5/15/2069, 144A(a)	384,403
100,000	Navient Private Education Refi Loan Trust, Series 2021-A, Class B, 2.240%, 5/15/2069, 144A	99,813
385,000	Navient Private Education Refi Loan Trust, Series 2021-FA, Class B, 2.120%, 2/18/2070, 144A	377,513
419,482	SMB Private Education Loan Trust, Series 2016-C, Class A2A, 2.340%, 9/15/2034, 144A(a)	426,792
100,000	SMB Private Education Loan Trust, Series 2020-A, Class A2A, 2.230%, 9/15/2037, 144A	102,443

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	ABS Student Loan – continued
$1,005,000	SMB Private Education Loan Trust, Series 2021-A, Class A2A2, 1-month LIBOR + 0.730%, 0.814%, 1/15/2053, 144A(a)(c)	$1,008,915
475,000	SMB Private Education Loan Trust, Series 2021-B, Class B, 2.650%, 7/17/2051, 144A(a)	484,852

		4,058,277

	ABS Whole Business – 0.6%
57,900	Domino’s Pizza Master Issuer LLC, Series 2017-1A, Class A23, 4.118%, 7/25/2047, 144A	62,150
136,150	Domino’s Pizza Master Issuer LLC, Series 2018-1A, Class A2II, 4.328%, 7/25/2048, 144A	147,046
1,571,063	Domino’s Pizza Master Issuer LLC, Series 2021-1A, Class A21, 2.662%, 4/25/2051, 144A	1,615,706
299,250	Hardee’s Funding LLC, Series 2021-1A, Class A2, 2.865%, 6/20/2051, 144A	299,846
264,688	Wendy’s Funding LLC, Series 2018-1A, Class A2II, 3.884%, 3/15/2048, 144A	279,720
683,288	Wendy’s Funding LLC, Series 2021-1A, Class A2I, 2.370%, 6/15/2051, 144A	689,003
99,750	Wendy’s Funding LLC, Series 2021-1A, Class A2II, 2.775%, 6/15/2051, 144A	101,455

		3,194,926

	Aerospace & Defense – 2.0%
2,590,000	Boeing Co. (The), 3.825%, 3/01/2059	2,540,689
520,000	Boeing Co. (The), 3.850%, 11/01/2048	529,844
525,000	Boeing Co. (The), 3.950%, 8/01/2059	538,806
2,215,000	Boeing Co. (The), 5.805%, 5/01/2050	2,952,529
1,265,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	1,345,656
807,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	958,635
722,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039, 144A	943,308
545,000	TransDigm, Inc., 5.500%, 11/15/2027	559,988

		10,369,455

	Airlines – 2.3%
25,000	American Airlines Group, Inc., 3.750%, 3/01/2025, 144A	22,528
421,301	American Airlines Pass Through Trust, Series 2016-3, Class B, 3.750%, 4/15/2027	405,620
1,318,050	American Airlines Pass Through Trust, Series 2017-1B, Class B, 4.950%, 8/15/2026	1,321,801

	Airlines – continued
905,686	American Airlines Pass Through Trust, Series 2017-2, Class B, 3.700%, 4/15/2027	875,378
3,140,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.500%, 6/20/2027, 144A	3,414,499
664,824	U.S. Airways Pass Through Trust, Series 2011-1, Class A, 7.125%, 4/22/2025	705,291
491,417	U.S. Airways Pass Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	516,997
1,231,824	U.S. Airways Pass Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026(a)	1,234,295
1,131,530	United Airlines Pass Through Trust, Series 2014-1, Class A, 4.000%, 10/11/2027	1,194,293
738,744	United Airlines Pass Through Trust, Series 2016-2, Class B, 3.650%, 4/07/2027	735,693
584,309	United Airlines Pass Through Trust, Series 2020-1, Class A, 5.875%, 4/15/2029	651,610
265,000	United Airlines, Inc., 4.375%, 4/15/2026, 144A	271,956
395,000	United Airlines, Inc., 4.625%, 4/15/2029, 144A	408,213

		11,758,174

	Automotive – 1.0%
1,735,000	General Motors Co., 5.200%, 4/01/2045	2,112,788
185,000	General Motors Co., 6.250%, 10/02/2043	249,185
2,270,000	General Motors Financial Co., Inc., 3.600%, 6/21/2030	2,434,873
60,000	General Motors Financial Co., Inc., Series A, (fixed rate to 9/30/2027, variable rate thereafter), 5.750%(i)	65,548
100,000	General Motors Financial Co., Inc., Series C, (fixed rate to 9/30/2030, variable rate thereafter), 5.700%(i)	115,125

		4,977,519

	Banking – 3.4%
1,146,000	Ally Financial, Inc., 8.000%, 11/01/2031	1,652,909
1,585,000	Ally Financial, Inc., Series B, (fixed rate to 5/15/2026, variable rate thereafter), 4.700%(i)	1,649,747
1,500,000	Ally Financial, Inc., Series C, (fixed rate to 5/15/2028, variable rate thereafter), 4.700%(i)	1,567,500
4,570,000	Bank of America Corp., 6.110%, 1/29/2037(a)	6,161,497
1,125,000	Barclays PLC, (fixed rate to 3/15/2028, variable rate thereafter), 4.375%(i)	1,124,212
1,000,000	BNP Paribas S.A., (fixed rate to 6/25/2037, variable rate thereafter), 7.195%, 144A(i)	1,050,000

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
$685,000	Credit Agricole S.A., 3.250%, 1/14/2030, 144A	$718,948
495,000	Credit Agricole S.A., (fixed rate to 1/10/2028, variable rate thereafter), EMTN, 4.000%, 1/10/2033	534,770
400,000	Deutsche Bank AG, (fixed rate to 1/14/2031, variable rate thereafter), 3.729%, 1/14/2032	412,994
235,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	258,447
920,000	Deutsche Bank AG, (fixed rate to 5/28/2031, variable rate thereafter), 3.035%, 5/28/2032	933,440
290,000	Intesa Sanpaolo SpA, 4.198%, 6/01/2032, 144A	297,233
770,000	Lloyds Banking Group PLC, 5.300%, 12/01/2045	1,015,381

		17,377,078

	Brokerage – 0.8%
3,055,000	Jefferies Group LLC, 6.250%, 1/15/2036	4,103,643

	Building Materials – 1.9%
5,995,000	Cemex SAB de CV, 3.875%, 7/11/2031, 144A	5,998,597
780,000	Cemex SAB de CV, (fixed rate to 6/08/2026, variable rate thereafter), 5.125%, 144A(i)	794,438
360,000	JELD-WEN, Inc., 4.875%, 12/15/2027, 144A	375,135
213,000	Masco Corp., 6.500%, 8/15/2032	281,499
380,000	Masco Corp., 7.750%, 8/01/2029	511,415
1,188,000	Owens Corning, 7.000%, 12/01/2036	1,708,441

		9,669,525

	Cable Satellite – 3.6%
3,385,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 1/15/2034, 144A	3,353,266
1,210,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.700%, 4/01/2051	1,178,085
3,055,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.850%, 4/01/2061	2,913,531
1,580,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.900%, 6/01/2052	1,573,797
2,655,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.950%, 6/30/2062	2,561,253
2,245,000	CSC Holdings LLC, 5.375%, 2/01/2028, 144A	2,346,025

	Cable Satellite – continued
1,020,000	DISH DBS Corp., 5.125%, 6/01/2029	999,386
270,000	DISH DBS Corp., 7.750%, 7/01/2026	304,891
375,000	Time Warner Cable LLC, 4.500%, 9/15/2042	410,378
1,500,000	Time Warner Cable LLC, 6.550%, 5/01/2037	2,023,927
490,000	Ziggo BV, 5.500%, 1/15/2027, 144A	506,537

		18,171,076

	Chemicals – 0.5%
775,000	Ashland LLC, 3.375%, 9/01/2031, 144A	781,781
200,000	Braskem Netherlands Finance BV, 4.500%, 1/31/2030, 144A	212,800
705,000	Braskem Netherlands Finance BV, 5.875%, 1/31/2050, 144A	801,938
200,000	INEOS Quattro Finance 2 PLC, 3.375%, 1/15/2026, 144A	202,000
230,000	SPCM S.A., 3.125%, 3/15/2027, 144A	230,276
210,000	SPCM S.A., 3.375%, 3/15/2030, 144A	209,837

		2,438,632

	Construction Machinery – 0.3%
965,000	Toro Co. (The), 6.625%, 5/01/2037(e)(j)	1,311,097

	Consumer Cyclical Services – 2.6%
5,100,000	Expedia Group, Inc., 2.950%, 3/15/2031	5,153,856
1,010,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc., 3.500%, 3/01/2029, 144A	1,001,162
760,000	TriNet Group, Inc., 3.500%, 3/01/2029, 144A	761,900
2,945,000	Uber Technologies, Inc., 4.500%, 8/15/2029, 144A	2,965,247
1,420,000	Uber Technologies, Inc., 6.250%, 1/15/2028, 144A	1,522,936
1,755,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	1,916,241

		13,321,342

	Consumer Products – 0.4%
880,000	Avon Products, Inc., 8.450%, 3/15/2043	1,113,200
730,000	Natura Cosmeticos S.A., 4.125%, 5/03/2028, 144A	738,943

		1,852,143

	Diversified Manufacturing – 0.0%
165,000	General Electric Co., Series D, 3-month LIBOR + 3.330%, 3.446%(c)(i)	161,494

	Electric – 0.7%
1,306,406	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	1,534,238

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Electric – continued
$255,000	Edison International, 4.950%, 4/15/2025	$280,769
100,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	147,659
1,830,000	Pacific Gas & Electric Co., 3.250%, 6/01/2031	1,823,350

		3,786,016

	Finance Companies – 6.0%
150,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.650%, 7/21/2027	159,334
300,000	AGFC Capital Trust I, 3-month LIBOR + 1.750%, 1.876%, 1/15/2067, 144A(c)(e)(j)	173,892
330,000	Air Lease Corp., 3.125%, 12/01/2030	338,072
612,000	Air Lease Corp., 4.625%, 10/01/2028	687,412
375,000	Air Lease Corp., MTN, 3.000%, 2/01/2030	380,515
985,000	Air Lease Corp., Series B, (fixed rate to 6/15/2026, variable rate thereafter), 4.650%(i)	1,030,556
460,000	Aircastle Ltd., (fixed rate to 6/15/2026, variable rate thereafter), 5.250%, 144A(i)	470,718
2,815,000	Antares Holdings LP, 6.000%, 8/15/2023, 144A	3,045,335
590,000	Aviation Capital Group LLC, 1.950%, 1/30/2026, 144A	587,869
840,000	FS KKR Capital Corp., 3.400%, 1/15/2026	877,700
5,590,000	GE Capital Funding LLC, 4.550%, 5/15/2032	6,619,767
1,400,000	GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	1,680,073
1,925,000	Navient Corp., MTN, 5.625%, 8/01/2033	1,831,156
700,000	Navient Corp., MTN, 6.125%, 3/25/2024	749,525
495,000	OneMain Finance Corp., 6.875%, 3/15/2025	556,256
3,485,000	Owl Rock Capital Corp., 4.250%, 1/15/2026	3,740,460
535,000	Rocket Mortgage LLC, 5.250%, 1/15/2028, 144A	576,463
1,535,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026, 144A	1,500,002
1,240,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	1,253,950
3,275,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	3,303,656
1,020,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033, 144A	1,012,350

		30,575,061

	Financial Other – 1.4%
2,150,000	Blackstone Secured Lending Fund, 2.125%, 2/15/2027, 144A	2,125,942
200,000	CIFI Holdings Group Co. Ltd., 6.000%, 7/16/2025	199,141
200,000	CIFI Holdings Group Co. Ltd., 6.450%, 11/07/2024	199,772
600,000	Country Garden Holdings Co. Ltd., 3.300%, 1/12/2031	546,900
2,510,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	2,506,862
840,000	Nationstar Mortgage Holdings, Inc., 5.500%, 8/15/2028, 144A	865,200
200,000	Shimao Group Holdings Ltd., 3.450%, 1/11/2031	178,084
425,000	Shimao Group Holdings Ltd., 5.600%, 7/15/2026	419,743

		7,041,644

	Food & Beverage – 0.9%
545,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.750%, 12/01/2031, 144A	567,089
2,635,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	3,006,509
955,000	Pilgrim’s Pride Corp., 3.500%, 3/01/2032, 144A	971,349

		4,544,947

	Gaming – 0.7%
1,515,000	Genm Capital Labuan Ltd., 3.882%, 4/19/2031, 144A	1,499,145
410,000	Penn National Gaming, Inc., 4.125%, 7/01/2029, 144A	405,244
1,460,000	Scientific Games International, Inc., 7.000%, 5/15/2028, 144A	1,574,975
30,000	Scientific Games International, Inc., 7.250%, 11/15/2029, 144A	33,709

		3,513,073

	Government Owned – No Guarantee – 1.3%
175,600,000	Export-Import Bank of Korea, 4.890%, 8/09/2023, 144A, (INR)	2,352,689
51,600,000	Export-Import Bank of Korea, MTN, 6.750%, 8/09/2022, (INR)(a)	707,433
780,000	Indian Railway Finance Corp. Ltd., 2.800%, 2/10/2031, 144A	753,293
1,715,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	2,234,560
200,000	Sino-Ocean Land Treasure IV Ltd., 4.750%, 8/05/2029	189,369
400,000	Sino-Ocean Land Treasure IV Ltd., 4.750%, 1/14/2030	373,348

		6,610,692

	Health Insurance – 0.6%
2,490,000	Centene Corp., 2.500%, 3/01/2031	2,455,762
625,000	Centene Corp., 2.625%, 8/01/2031	620,775

		3,076,537

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Healthcare – 0.9%
$375,000	Catalent Pharma Solutions, Inc., 3.125%, 2/15/2029, 144A	$368,231
230,000	Charles River Laboratories International, Inc., 3.750%, 3/15/2029, 144A	234,888
245,000	Charles River Laboratories International, Inc., 4.000%, 3/15/2031, 144A	256,694
1,810,000	HCA, Inc., 5.250%, 6/15/2049	2,310,192
1,520,000	Tenet Healthcare Corp., 6.125%, 10/01/2028, 144A	1,596,722

		4,766,727

	Home Construction – 0.8%
200,000	Logan Group Co. Ltd., 4.250%, 7/12/2025	189,017
200,000	Logan Group Co. Ltd., 4.850%, 12/14/2026	187,501
3,020,000	PulteGroup, Inc., 6.375%, 5/15/2033	3,968,280

		4,344,798

	Independent Energy – 2.2%
1,385,000	Aker BP ASA, 3.750%, 1/15/2030, 144A	1,482,845
1,660,000	Aker BP ASA, 4.000%, 1/15/2031, 144A	1,805,585
1,070,000	Continental Resources, Inc., 5.750%, 1/15/2031, 144A	1,293,363
515,000	Diamondback Energy, Inc., 3.125%, 3/24/2031	534,759
740,000	Energean Israel Finance Ltd., 5.375%, 3/30/2028, 144A	757,323
965,000	Energean Israel Finance Ltd., 5.875%, 3/30/2031, 144A	991,200
220,000	EQT Corp., 3.625%, 5/15/2031, 144A	229,240
1,065,000	Lundin Energy Finance BV, 2.000%, 7/15/2026, 144A	1,071,425
770,000	Lundin Energy Finance BV, 3.100%, 7/15/2031, 144A	780,738
910,000	Occidental Petroleum Corp., 8.875%, 7/15/2030	1,236,171
145,000	Ovintiv, Inc., 6.500%, 8/15/2034	195,558
65,000	Ovintiv, Inc., 6.500%, 2/01/2038	89,411
310,000	Ovintiv, Inc., 6.625%, 8/15/2037	425,148
40,000	Ovintiv, Inc., 7.200%, 11/01/2031	53,678
40,000	Ovintiv, Inc., 7.375%, 11/01/2031	54,258

		11,000,702

	Industrial Other – 0.1%
395,000	TopBuild Corp., 4.125%, 2/15/2032, 144A	398,950

	Leisure – 0.7%
950,000	Carnival Corp., 5.750%, 3/01/2027, 144A	982,062
770,000	NCL Corp. Ltd., 5.875%, 3/15/2026, 144A	789,250
280,000	NCL Finance Ltd., 6.125%, 3/15/2028, 144A	290,500

	Leisure – continued
140,000	Royal Caribbean Cruises Ltd., 4.250%, 7/01/2026, 144A	137,137
1,195,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028, 144A	1,222,257

		3,421,206

	Life Insurance – 2.2%
560,000	Brighthouse Financial, Inc., 4.700%, 6/22/2047	633,236
2,870,000	Brighthouse Financial, Inc., 5.625%, 5/15/2030	3,464,580
2,270,000	MetLife, Inc., 9.250%, 4/08/2068, 144A	3,450,672
1,115,000	MetLife, Inc., 10.750%, 8/01/2069	1,941,780
1,165,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A(a)	1,525,486

		11,015,754

	Lodging – 0.8%
855,000	Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032, 144A	842,175
200,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 4.875%, 7/01/2031, 144A	200,750
685,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 5.000%, 6/01/2029, 144A	698,700
870,000	Marriott International, Inc., Series HH, 2.850%, 4/15/2031	881,120
530,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029, 144A	536,625
870,000	Travel & Leisure Co., 4.625%, 3/01/2030, 144A	893,925
110,000	Travel & Leisure Co., 6.000%, 4/01/2027	121,905
125,000	Travel & Leisure Co., 6.625%, 7/31/2026, 144A	142,346

		4,317,546

	Media Entertainment – 1.4%
615,000	AMC Networks, Inc., 4.250%, 2/15/2029	611,925
24,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	809,011
1,765,000	iHeartCommunications, Inc., 8.375%, 5/01/2027	1,886,344
185,000	Netflix, Inc., 4.875%, 4/15/2028	213,212
1,300,000	Netflix, Inc., 4.875%, 6/15/2030, 144A	1,530,750
160,000	Netflix, Inc., 5.375%, 11/15/2029, 144A	193,800
750,000	Netflix, Inc., 5.875%, 11/15/2028	919,050
875,000	Netflix, Inc., 6.375%, 5/15/2029	1,106,875

		7,270,967

	Metals & Mining – 2.9%
1,910,000	Anglo American Capital PLC, 2.875%, 3/17/2031, 144A	1,916,494
1,025,000	ArcelorMittal S.A., 6.750%, 3/01/2041	1,408,734

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Metals & Mining – continued
$915,000	ArcelorMittal S.A., 7.000%, 10/15/2039	$1,291,294
2,680,000	First Quantum Minerals Ltd., 6.875%, 10/15/2027, 144A	2,834,100
940,000	FMG Resources August 2006 Pty Ltd., 4.375%, 4/01/2031, 144A	971,349
2,080,000	Freeport-McMoRan, Inc., 5.400%, 11/14/2034	2,498,600
3,675,000	Glencore Funding LLC, 2.850%, 4/27/2031, 144A	3,696,977
215,000	Volcan Cia Minera SAA, 4.375%, 2/11/2026, 144A	209,303

		14,826,851

	Midstream – 1.3%
575,000	DCP Midstream Operating LP, 6.450%, 11/03/2036, 144A	714,483
1,700,000	Enable Midstream Partners LP, 5.000%, 5/15/2044	1,859,154
1,160,000	Enbridge Energy Partners LP, 7.375%, 10/15/2045	1,829,213
490,000	EnLink Midstream Partners LP, 4.150%, 6/01/2025	504,960
770,000	Galaxy Pipeline Assets Bidco Ltd., 2.940%, 9/30/2040, 144A(a)	768,394
245,000	Hess Midstream Operations LP, 4.250%, 2/15/2030, 144A	247,756
95,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	136,146
395,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.000%, 1/15/2032, 144A	408,213

		6,468,319

	Non-Agency Commercial Mortgage-Backed Securities – 1.5%
710,000	BANK, Series 2021-BN35, Class AS, 2.457%, 6/15/2064	710,672
240,000	Commercial Mortgage Pass Through Certificates, Series 2012-CR3, Class AM, 3.416%, 10/15/2045, 144A	240,655
110,000	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A	109,452
325,000	Commercial Mortgage Trust, Series 2012-LC4, Class B, 4.934%, 12/10/2044(b)	325,415
40,000	Credit Suisse Commercial Mortgage Securities Corp., Series 2019-SKLZ, Class D, 1-month LIBOR + 3.600%, 3.684%, 1/15/2034, 144A(c)	39,513
185,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class B, 4.185%, 9/15/2037, 144A	187,981
100,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class C, 4.336%, 9/15/2037, 144A	98,046

	Non-Agency Commercial Mortgage-Backed Securities – continued
200,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class D, 4.373%, 9/15/2037, 144A	190,327
258,654	Extended Stay America Trust, Series 2021-ESH, Class D, 1-month LIBOR + 2.250%, 2.334%, 7/15/2038, 144A(c)	261,861
295,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class A, 3.668%, 3/05/2033, 144A(b)	306,576
315,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class B, 3.668%, 3/05/2033, 144A(b)	315,375
255,000	GS Mortgage Securities Trust, Series 2014-GC18, Class B, 4.885%, 1/10/2047(b)	252,708
200,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-C8, Class C, 4.780%, 10/15/2045, 144A(b)	202,305
1,030,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class C, 4.508%, 12/15/2047, 144A(a)(b)	1,045,923
100,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class D, 4.508%, 12/15/2047, 144A(b)	98,174
105,000	Morgan Stanley Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-CKSV, Class A2, 3.277%, 10/15/2030, 144A	104,503
535,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A4, 4.297%, 8/15/2046(a)(b)	563,446
610,000	RBS Commercial Funding, Inc., Series 2013-GSP, Class A, 3.961%, 1/15/2032, 144A(a)(b)	642,501
175,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class BEC, 4.971%, 5/10/2063, 144A(b)	164,269
173,453	UBS-Barclays Commercial Mortgage Trust, Series 2012-TFT, Class A, 2.892%, 6/05/2030, 144A(a)	173,608
285,000	Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B, 4.443%, 7/15/2046(b)	285,324
275,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class B, 3.671%, 11/15/2059(b)	272,665
495,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class AS, 4.090%, 6/15/2045(b)	499,443
380,000	WFRBS Commercial Mortgage Trust, Series 2013-C15, Class B, 4.650%, 8/15/2046(b)	379,148
390,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class B, 4.378%, 5/15/2047	405,202

		7,875,092

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Paper – 0.4%
$350,000	WestRock MWV LLC, 7.950%, 2/15/2031	$497,312
1,035,000	WestRock MWV LLC, 8.200%, 1/15/2030	1,450,159

		1,947,471

	Pharmaceuticals – 0.0%
235,000	Jazz Securities DAC, 4.375%, 1/15/2029, 144A	243,531

	Property & Casualty Insurance – 0.1%
1,630,000	MBIA Insurance Corp., 3-month LIBOR + 11.260%, 11.386%, 1/15/2033, 144A(c)(d)(e)(f)(h)	281,175

	Restaurants – 0.3%
1,425,000	Yum! Brands, Inc., 4.625%, 1/31/2032	1,521,188

	Retailers – 0.5%
585,000	Carvana Co., 5.500%, 4/15/2027, 144A	597,109
685,000	Carvana Co., 5.875%, 10/01/2028, 144A	707,749
1,025,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,223,973
290,000	Murphy Oil USA, Inc., 3.750%, 2/15/2031, 144A	291,813

		2,820,644

	Sovereigns – 0.5%
2,420,000	Mexico Government International Bond, 4.280%, 8/14/2041	2,469,126

	Supranational – 0.2%
59,420,000	International Finance Corp., 5.850%, 11/25/2022, (INR)(a)	809,318

	Technology – 2.5%
4,455,000	Broadcom, Inc., 2.600%, 2/15/2033, 144A	4,279,421
1,820,000	CommScope, Inc., 4.750%, 9/01/2029, 144A	1,817,725
2,095,000	Hewlett Packard Enterprise Co., 6.350%, 10/15/2045	2,812,897
1,215,000	Iron Mountain, Inc., 4.875%, 9/15/2029, 144A	1,272,713
290,000	MSCI, Inc., 3.250%, 8/15/2033, 144A	293,323
615,000	Sensata Technologies BV, 4.000%, 4/15/2029, 144A	626,039
735,000	Square, Inc., 3.500%, 6/01/2031, 144A	753,912
1,110,000	SYNNEX Corp., 1.750%, 8/09/2026, 144A	1,098,118

		12,954,148

	Transportation Services – 0.1%
295,000	Fenix Marine Service Holdings Ltd., 8.000%, 1/15/2024	323,096

	Transportation Services – continued
200,000	GMR Hyderabad International Airport Ltd., 4.250%, 10/27/2027, 144A	191,451

		514,547

	Treasuries – 12.2%
150,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	777,254
10,150,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	1,833,794
14,635,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	2,752,990
3,185,000	U.S. Treasury Note, 0.125%, 12/31/2022(a)(k)	3,184,005
25,575,000	U.S. Treasury Note, 0.125%, 4/30/2023(a)	25,541,033
10,310,000	U.S. Treasury Note, 0.125%, 5/31/2023(a)	10,293,488
18,000,000	U.S. Treasury Note, 0.125%, 7/31/2023	17,961,328

		62,343,892

	Wireless – 2.8%
72,400,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)(a)	3,498,728
730,000	Bharti Airtel Ltd., 3.250%, 6/03/2031, 144A	733,930
1,565,000	SBA Communications Corp., 3.125%, 2/01/2029, 144A	1,512,181
3,275,000	T-Mobile USA, Inc., 3.375%, 4/15/2029	3,416,644
1,620,000	T-Mobile USA, Inc., 3.500%, 4/15/2031	1,708,508
2,965,000	T-Mobile USA, Inc., 3.875%, 4/15/2030	3,273,841

		14,143,832

	Wirelines – 0.2%
880,000	AT&T, Inc., 3.500%, 9/15/2053	870,954
385,000	Verizon Communications, Inc., 2.850%, 9/03/2041	375,748

		1,246,702

	Total Non-Convertible Bonds

	(Identified Cost $386,152,517)	396,306,046

Convertible Bonds – 4.1%

	Airlines – 0.5%
440,000	JetBlue Airways Corp., 0.500%, 4/01/2026, 144A	431,131
1,210,000	Southwest Airlines Co., 1.250%, 5/01/2025	1,807,438

		2,238,569

	Cable Satellite – 1.0%
1,055,000	DISH Network Corp., 2.375%, 3/15/2024	1,027,966
4,045,000	DISH Network Corp., 3.375%, 8/15/2026	4,204,777

		5,232,743

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Convertible Bonds – continued

	Consumer Cyclical Services – 0.3%
$535,000	Expedia Group, Inc., Zero Coupon, 0.000%, 2/15/2026, 144A(l)	$577,613
530,000	Peloton Interactive, Inc., Zero Coupon, 0.000%-1.734%, 2/15/2026, 144A(m)	466,551
645,000	Uber Technologies, Inc., Zero Coupon, 0.000%, 12/15/2025, 144A(l)	627,347

		1,671,511

	Gaming – 0.1%
170,000	Penn National Gaming, Inc., 2.750%, 5/15/2026	542,470

	Healthcare – 0.3%
1,690,000	Teladoc Health, Inc., 1.250%, 6/01/2027	1,697,498

	Media Entertainment – 0.2%
750,000	Twitter, Inc., Zero Coupon, 0.000%, 3/15/2026, 144A(l)	696,255

	Pharmaceuticals – 1.0%
820,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	839,013
3,395,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	3,397,795
580,000	Ionis Pharmaceuticals, Inc., Zero Coupon, 0.000%, 4/01/2026, 144A(l)	527,068
370,000	Livongo Health, Inc., 0.875%, 6/01/2025	488,803

		5,252,679

	Technology – 0.7%
1,620,000	Palo Alto Networks, Inc., 0.375%, 6/01/2025	2,674,739
710,000	Splunk, Inc., 1.125%, 6/15/2027	696,244

		3,370,983

	Total Convertible Bonds

	(Identified Cost $20,460,614)	20,702,708

Municipals – 0.8%

	Virginia – 0.8%
3,985,000	Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046 (Identified Cost $3,968,172)	4,161,133

	Total Bonds and Notes

	(Identified Cost $410,581,303)	421,169,887

Senior Loans – 0.9%

	Airlines – 0.1%
684,966	United Airlines, Inc., 2021 Term Loan B, 3-month LIBOR + 3.750%, 4.500%, 4/21/2028(c)	689,172

	Cable Satellite – 0.1%
254,000	DirecTV Financing LLC, Term Loan, 7/22/2027(n)	254,079
257,841	DirecTV Financing LLC, Term Loan, 3-month LIBOR + 5.000%, 5.750%, 7/22/2027(c)	257,921

		512,000

	Healthcare – 0.1%
459,602	Medline Industries, Inc., USD Term Loan B, 9/20/2028(n)	458,595

	Independent Energy – 0.3%
1,282,000	Ascent Resources—Utica, 2020 Fixed 2nd Lien Term Loan, 3-month LIBOR + 9.000%, 10.000%, 11/01/2025(c)	1,401,649

	Lodging – 0.2%
766,549	Hilton Grand Vacations Borrower LLC, 2021 Term Loan B, 1-month LIBOR + 3.000%, 3.500%, 8/02/2028(c)	768,273

	Pharmaceuticals – 0.1%
621,443	Jazz Financing Lux S.a.r.l., USD Term Loan, 1-month LIBOR + 3.500%, 4.000%, 5/05/2028(c)	622,145

	Total Senior Loans

	(Identified Cost $4,312,171)	4,451,834

Collateralized Loan Obligations – 4.4%
555,000	522 Funding CLO Ltd., Series 2021-7A, Class D, 3-month LIBOR + 2.900%, 3.100%, 4/23/2034, 144A(c)	550,859
1,090,000	AIG CLO Ltd., Series 2021-1A, Class D, 3-month LIBOR + 2.950%, 3.134%, 4/22/2034, 144A(c)	1,088,958
1,005,000	AIMCO CLO Ltd., Series 2017-AA, Class DR, 3-month LIBOR + 3.150%, 3.284%, 4/20/2034, 144A(c)	1,008,840
1,940,000	AIMCO CLO Ltd., Series 2021-14A, Class D, 3-month LIBOR + 2.900%, 3.098%, 4/20/2034, 144A(c)	1,939,966
2,100,000	Ares XLII CLO Ltd., Series 2017-42A, Class BR, 3-month LIBOR + 1.500%, 1.638%, 1/22/2028, 144A(a)(c)	2,098,459
255,000	Atrium XV, Series 15A, Class D, 3-month LIBOR + 3.000%, 3.138%, 1/23/2031, 144A(c)	255,016
340,556	B&M CLO Ltd., Series 2014-1A, Class CR, 3-month LIBOR + 2.600%, 2.726%, 4/16/2026, 144A(a)(c)	340,554
1,320,000	Barings CLO Ltd., Series 2021-1A, Class D, 3-month LIBOR + 2.900%, 2.900%, 4/25/2034, 144A(c)	1,310,147
1,265,000	Basswood Park CLO Ltd., Series 2021-1A, Class D, 3-month LIBOR + 2.650%, 2.861%, 4/20/2034, 144A(c)	1,264,975

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Collateralized Loan Obligations – continued
$370,000	Carlye U.S. CLO Ltd., Series 2018-4A, Class C, 3-month LIBOR + 2.900%, 3.034%, 1/20/2031, 144A(c)	$369,996
305,000	CarVal CLO I Ltd., Series 2018-1A, Class D, 3-month LIBOR + 2.890%, 3.016%, 7/16/2031, 144A(c)	304,695
503,000	CIFC Funding Ltd., Series 2018-1A, Class D, 3-month LIBOR + 2.650%, 2.784%, 4/18/2031, 144A(c)	500,494
1,320,000	Elmwood CLO II Ltd., Series 2019-2A, Class DR, 3-month LIBOR + 3.000%, 3.134%, 4/20/2034, 144A(c)	1,322,007
340,000	Elmwood CLO VIII Ltd., Series 2021-1A, Class D2, 3-month LIBOR + 2.850%, 2.984%, 1/20/2034, 144A(c)	339,666
285,000	Grippen Park CLO Ltd., Series 2017-1A, Class D, 3-month LIBOR + 3.300%, 3.434%, 1/20/2030, 144A(c)	285,063
365,000	Invesco CLO Ltd., Series 2021-1A, Class D, 3-month LIBOR + 3.050%, 3.215%, 4/15/2034, 144A(c)	364,993
2,275,000	Madison Park Funding XXV Ltd., Series 2017-25A, Class CR, 3-month LIBOR + 3.350%, 3.475%, 4/25/2029, 144A(c)	2,275,715
500,000	Madison Park Funding XXXI Ltd., Series 2018-31A, Class D, 3-month LIBOR + 3.000%, 3.138%, 1/23/2031, 144A(c)	500,030
405,000	Neuberger Berman CLO XVI-S Ltd., Series 2017-16SA, Class DR, 3-month LIBOR + 2.900%, 3.026%, 4/15/2034, 144A(c)	404,997
1,930,000	Oaktree CLO Ltd., Series 2019-2A, Class BR, 3-month LIBOR + 2.700%, 2.826%, 4/15/2031, 144A(a)(c)	1,930,351
255,000	OCP CLO Ltd., Series 2018-15A, Class C, 3-month LIBOR + 2.950%, 3.084%, 7/20/2031, 144A(c)	255,005
1,835,000	OZLM XXIII Ltd., Series 2019-23A, Class DR, 3-month LIBOR + 3.750%, 3.876%, 4/15/2034, 144A(c)	1,841,937
285,000	Parallel Ltd., Series 2015-1A, Class DR, 3-month LIBOR + 2.550%, 2.684%, 7/20/2027, 144A(c)	285,551
250,000	Recette CLO Ltd., Series 2015-1A, Class DRR, 3-month LIBOR + 3.250%, 3.384%, 4/20/2034, 144A(c)	251,339
735,000	Rockford Tower CLO Ltd., Series 2017-1A, Class DR2A, 3-month LIBOR + 3.250%, 3.384%, 4/20/2034, 144A(c)	734,991
575,000	Sixth Street CLO XVIII Ltd., Series 2021-18A, Class D, 3-month LIBOR + 2.900%, 3.122%, 4/20/2034, 144A(c)	570,723

Collateralized Loan Obligations – continued
350,000	York CLO-6 Ltd., Series 2019-1A, Class D, 3-month LIBOR + 4.000%, 4.138%, 7/22/2032, 144A(c)	350,242

	Total Collateralized Loan Obligations

	(Identified Cost $22,733,452)	22,745,569

Shares

Common Stocks – 8.3%

	Aerospace & Defense – 0.2%
3,347	Lockheed Martin Corp.	1,155,050

	Air Freight & Logistics – 0.2%
6,036	United Parcel Service, Inc., Class B	1,099,156

	Beverages – 0.2%
23,565	Coca-Cola Co. (The)	1,236,456

	Capital Markets – 0.5%
1,429	BlackRock, Inc.	1,198,445
13,873	Morgan Stanley	1,349,982

		2,548,427

	Chemicals – 0.4%
85,159	Hexion Holdings Corp., Class B(f)	1,802,561

	Communications Equipment – 0.3%
23,659	Cisco Systems, Inc.	1,287,759

	Electric Utilities – 0.5%
12,831	Duke Energy Corp.	1,252,177
17,188	NextEra Energy, Inc.	1,349,602

		2,601,779

	Food & Staples Retailing – 0.2%
9,113	Walmart, Inc.	1,270,170

	Health Care Equipment & Supplies – 0.3%
10,817	Abbott Laboratories	1,277,812

	Health Care Providers & Services – 0.5%
3,298	Anthem, Inc.	1,229,494
3,119	UnitedHealth Group, Inc.	1,218,718

		2,448,212

	Hotels, Restaurants & Leisure – 0.2%
11,105	Starbucks Corp.	1,224,993

	Household Products – 0.3%
9,395	Procter & Gamble Co. (The)	1,313,421

	IT Services – 0.4%
4,189	Accenture PLC, Class A	1,340,145
3,114	Automatic Data Processing, Inc.	622,551

		1,962,696

	Machinery – 0.4%
2,782	Cummins, Inc.	624,726
3,612	Deere & Co.	1,210,273

		1,834,999

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Fixed Income Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Media – 0.4%
21,855	Comcast Corp., Class A	$1,222,350
40,019	iHeartMedia, Inc., Class A(f)	1,001,276

		2,223,626

	Metals & Mining – 0.2%
20,151	Newmont Corp.	1,094,199

	Oil, Gas & Consumable Fuels – 0.6%
939	Battalion Oil Corp.(f)	9,136
12,037	Chevron Corp.	1,221,154
9,824	Whiting Petroleum Corp.(f)	573,820
47,392	Williams Cos., Inc. (The)	1,229,348

		3,033,458

	Pharmaceuticals – 0.7%
18,912	Bristol-Myers Squibb Co.	1,119,023
7,556	Johnson & Johnson	1,220,294
16,085	Merck & Co., Inc.	1,208,144

		3,547,461

	Professional Services – 0.0%
456	Clarivate PLC(f)	9,986

	REITs – Diversified – 0.2%
4,651	American Tower Corp.	1,234,422

	Road & Rail – 0.2%
5,682	Union Pacific Corp.	1,113,729

	Semiconductors & Semiconductor Equipment – 0.1%
3,482	Texas Instruments, Inc.	669,275

	Software – 0.3%
4,599	Microsoft Corp.	1,296,550

	Specialty Retail – 0.1%
2,001	Home Depot, Inc. (The)	656,848

	Technology Hardware, Storage & Peripherals – 0.3%
9,123	Apple, Inc.	1,290,904

	Wireless Telecommunication Services – 0.6%
25,376	T-Mobile US, Inc.(f)	3,242,038

	Total Common Stocks

	(Identified Cost $45,380,094)	42,475,987

Preferred Stocks – 1.5%

Convertible Preferred Stocks – 1.4%

	Banking – 0.8%
2,149	Bank of America Corp., Series L, 7.250%	3,099,761
834	Wells Fargo & Co., Class A, Series L, 7.500%	1,235,988

		4,335,749

	Midstream – 0.1%
5,333	El Paso Energy Capital Trust I, 4.750%	264,250

	Technology – 0.2%
9,878	Clarivate PLC, Series A, 5.250%	856,324

	Wireless – 0.3%
1,413	2020 Cash Mandatory Exchangeable Trust, 5.250%, 144A(e)(j)	1,597,778

	Total Convertible Preferred Stocks

	(Identified Cost $6,164,039)	7,054,101

Non-Convertible Preferred Stocks – 0.1%

	Electric – 0.1%
4,670	Union Electric Co., 4.500% (Identified Cost $246,343)	479,609

	Total Preferred Stocks

	(Identified Cost $6,410,382)	7,533,710

Principal Amount (‡)

Short-Term Investments – 2.6%
$13,277,693	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2021 at 0.000% to be repurchased at $13,277,693 on 10/01/2021 collateralized by $13,613,500 U.S. Treasury Note, 1.250% due 9/30/2028 valued at $13,543,309 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $13,277,693)	13,277,693

	Total Investments – 100.1%

	(Identified Cost $502,695,095)	511,654,680

	Other assets less liabilities—(0.1)%	(596,681)

	Net Assets – 100.0%	$511,057,999

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.

(†)	See Note 2 of Notes to Financial Statements.

(††)	Amount shown represents units. One unit represents a principal amount of 100.

(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.

(b)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2021 is disclosed.

(c)	Variable rate security. Rate as of September 30, 2021 is disclosed.

(d)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.

(e)	Illiquid security. (Unaudited)

(f)	Non-income producing security.

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Fixed Income Fund – continued

(g)	Securities subject to restriction on resale. At September 30, 2021, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets

GCA2014 Holdings Ltd., Series 2014-1, Class E	12/18/2014	$1,180,971	$25,087	Less than 0.1%

(h)	Fair valued by the Fund’s adviser. At September 30, 2021, the value of these securities amounted to $306,262 or 0.1% of net assets. See Note 2 of Notes to Financial Statements.

(i)	Perpetual bond with no specified maturity date.

(j)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2021, the value of these securities amounted to $3,082,767 or 0.6% of net assets. See Note 2 of Notes to Financial Statements.

(k)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.

(l)	Interest rate represents annualized yield at time of purchase; not a coupon rate.

(m)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.

(n)	Position is unsettled. Contract rate was not determined at September 30, 2021 and does not take effect until settlement date. Maturity date is not finalized until settlement date.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, the value of Rule 144A holdings amounted to $203,491,130 or 39.8% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

BRL	Brazilian Real
INR	Indian Rupee
MXN	Mexican Peso

At September 30, 2021, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra 10 Year U.S. Treasury Note	12/21/2021	233	$34,363,396	$33,843,250	$520,146

Industry Summary at September 30, 2021

Treasuries	12.2%
Finance Companies	6.0
ABS Home Equity	4.9
Cable Satellite	4.7
Banking	4.2
Technology	3.4
ABS Car Loan	3.1
Metals & Mining	3.1
Wireless	3.1
ABS Other	2.9
Consumer Cyclical Services	2.9
Airlines	2.9
Independent Energy	2.5
Aerospace & Defense	2.2
Life Insurance	2.2
Other Investments, less than 2% each	32.8
Collateralized Loan Obligations	4.4
Short-Term Investments	2.6

Total Investments	100.1
Other assets less liabilities (including futures contracts)	(0.1)

Net Assets	100.0%

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Global Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 95.2% of Net Assets

	Australia – 1.4%
4,845,000	New South Wales Treasury Corp., Series 26, 4.000%, 5/20/2026, (AUD)(a)	$3,995,719
8,485,000	Queensland Treasury Corp., Series 27, 2.750%, 8/20/2027, 144A, (AUD)(a)	6,688,269

		10,683,988

	Belgium – 0.8%
305,000	Anheuser-Busch InBev Finance, Inc., 4.700%, 2/01/2036	368,704
1,605,000	Anheuser-Busch InBev Worldwide, Inc., 4.500%, 6/01/2050(a)	1,915,923
2,485,000	Kingdom of Belgium Government Bond, 1.700%, 6/22/2050, 144A, (EUR)(a)	3,460,187

		5,744,814

	Bermuda – 0.3%
1,935,000	XLIT Ltd., (fixed rate to 6/29/2027, variable rate thereafter), 3.250%, 6/29/2047, (EUR)(a)	2,514,644

	Brazil – 3.6%
3,245,000	Banco Bradesco S.A., 2.850%, 1/27/2023, 144A	3,294,064
1,020,000	Banco do Brasil S.A., 4.625%, 1/15/2025, 144A	1,077,385
34,907(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2027, (BRL)	6,260,257
16,075(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2029, (BRL)	2,826,672
3,525,000	Brazilian Government International Bond, 4.625%, 1/13/2028	3,705,480
3,045,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	3,204,863
530,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	563,793
2,705,000	Itau Unibanco Holding S.A., 2.900%, 1/24/2023, 144A	2,745,602
1,460,000	Suzano Austria GmbH, 3.750%, 1/15/2031	1,499,785
1,660,000	Ultrapar International S.A, 5.250%, 6/06/2029, 144A	1,776,200
205,000	Ultrapar International S.A., 5.250%, 6/06/2029	219,350

		27,173,451

	Canada – 1.6%
8,660,000	Canadian Government Bond, 0.500%, 12/01/2030, (CAD)(a)	6,273,064
4,285,000	Canadian Government Bond, 2.000%, 12/01/2051, (CAD)(a)	3,393,222
635,000	CNH Capital Canada Receivables Trust, Series 2021-1A, Class A2, 1.001%, 11/16/2026, 144A, (CAD)(a)	499,743

	Canada – continued
750,000	Ford Auto Securitization Trust, Series 2019-AA, Class A3, 2.552%, 9/15/2024, 144A, (CAD)(a)	603,239
314,277	Ford Auto Securitization Trust, Series 2019-BA, Class A2, 2.321%, 10/15/2023, 144A, (CAD)(a)	249,868
1,260,000	Province of Manitoba Canada, MTN, 4.400%, 9/05/2025, (CAD)(a)	1,115,577

		12,134,713

	Chile – 0.3%
2,235,000	Engie Energia Chile S.A., 3.400%, 1/28/2030(a)	2,296,462

	China – 7.2%
125,210,000	China Government Bond, 1.990%, 4/09/2025, (CNY)(a)	18,968,841
92,590,000	China Government Bond, 3.270%, 11/19/2030, (CNY)(a)	14,740,132
103,920,000	China Government Bond, 3.280%, 12/03/2027, (CNY)(a)	16,603,492
20,430,000	China Government Bond, 3.810%, 9/14/2050, (CNY)(a)	3,362,142

		53,674,607

	Colombia – 0.7%
19,798,100,000	Titulos De Tesoreria, Series B, 7.500%, 8/26/2026, (COP)(a)	5,385,179

	Denmark – 0.8%
33,175,000	Denmark Government Bond, 1.750%, 11/15/2025, (DKK)(a)	5,633,260

	France – 0.8%
3,275,000	French Republic Government Bond OAT, 0.500%, 6/25/2044, 144A, (EUR)(a)	3,618,317
1,200,000	Mutuelle Assurance Des Commercants et Industriels de France et Des Cadres Et Salaries De L Industrie Et Du Commerce (Macif), (fixed rate to 3/21/2032, variable rate thereafter), 2.125%, 6/21/2052, (EUR)	1,397,003
115,000	WEA Finance LLC, 2.875%, 1/15/2027, 144A	119,143
535,000	WEA Finance LLC, 3.500%, 6/15/2029, 144A	556,474

		5,690,937

	Germany – 9.6%
7,730,000	Bundesrepublik Deutschland Bundesanleihe, Zero Coupon, 0.000%, 2/15/2030, (EUR)(a)(b)	9,200,568
2,345,000	Bundesrepublik Deutschland Bundesanleihe, 1.250%, 8/15/2048, (EUR)(a)	3,428,178
14,150,000	Bundesrepublik Deutschland Bundesanleihe, Zero Coupon, 0.000%, 8/15/2026, (EUR)(a)(b)	16,861,456

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Germany – continued
3,610,000	Bundesrepublik Deutschland Bundesanleihe, Zero Coupon, 0.000%, 8/15/2030, (EUR)(b)	$4,287,698
9,550,000	Bundesrepublik Deutschland Bundesanleihe, 0.250%, 8/15/2028, (EUR)(a)	11,587,986
2,660,000	Bundesrepublik Deutschland Bundesanleihe, Zero Coupon, 0.308%, 8/15/2050, (EUR)(b)	2,840,482
2,330,000	Bundesrepublik Deutschland Bundesanleihe, 1.000%, 8/15/2025, (EUR)(a)	2,873,707
3,840,000	Bundesrepublik Deutschland Bundesanleihe, 1.500%, 5/15/2023, (EUR)	4,608,754
555,000	Bundesrepublik Deutschland Bundesanleihe, 4.750%, 7/04/2040, (EUR)(a)	1,209,214
815,000	Deutsche Bank AG, (fixed rate to 1/14/2031, variable rate thereafter), 3.729%, 1/14/2032	841,475
4,300,000	Deutsche Bank AG, EMTN, (fixed rate to 2/19/2026, variable rate thereafter), 5.625%, 5/19/2031, (EUR)	5,909,524
3,385,000	Fraport AG Frankfurt Airport Services Worldwide, 1.875%, 3/31/2028, (EUR)	4,063,888
32,680,000	Kreditanstalt fuer Wiederaufbau, EMTN, 1.250%, 8/28/2023, (NOK)(a)	3,746,756
520,000	Volkswagen Financial Services AG, EMTN, 3.375%, 4/06/2028, (EUR)(a)	708,569

		72,168,255

	India – 0.5%
3,455,000	Bharti Airtel Ltd., 4.375%, 6/10/2025, 144A(a)	3,713,469

	Indonesia – 0.2%
18,722,000,000	Indonesia Treasury Bond, 8.250%, 5/15/2029, (IDR)(a)	1,472,906

	Ireland – 0.7%
1,310,000	Ireland Government Bond, Zero Coupon, 0.029%, 10/18/2031, (EUR)(a)(b)	1,488,868
3,205,000	Ireland Government Bond, 1.000%, 5/15/2026, (EUR)(a)	3,957,760

		5,446,628

	Israel – 0.5%
3,425,000	State of Israel, 1.000%, 3/31/2030, (ILS)(a)	1,046,199
845,000	Teva Pharmaceutical Finance Netherlands II BV, 1.125%, 10/15/2024, (EUR)	933,781

	Israel – continued
$1,945,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	1,862,337

		3,842,317

	Italy – 4.9%
360,000	Assicurazioni Generali SpA, EMTN (fixed rate to 10/27/2027, variable rate thereafter), 5.500%, 10/27/2047, (EUR)	512,697
910,000	Atlantia SpA, 1.875%, 2/12/2028, (EUR)	1,096,106
490,000	Atlantia SpA, EMTN, 1.625%, 2/03/2025, (EUR)	581,781
2,255,000	Atlantia SpA, EMTN, 1.875%, 7/13/2027, (EUR)	2,719,232
2,485,000	Autostrade per l’Italia SpA, 2.000%, 1/15/2030, (EUR)	3,018,107
1,600,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A(a)	2,208,536
620,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	669,373
2,625,000	Intesa Sanpaolo SpA, EMTN, 5.148%, 6/10/2030, (GBP)	3,968,848
1,250,000	Intesa Sanpaolo SpA, Series XR, 4.000%, 9/23/2029, 144A(a)	1,364,421
12,585,000	Italy Buoni Poliennali Del Tesoro, 1.350%, 4/01/2030, (EUR)(a)	15,377,749
850,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039, 144A	1,110,542
350,000	UniCredit SpA, 6.572%, 1/14/2022, 144A(a)	355,679
300,000	UniCredit SpA, (fixed rate to 1/15/2027, variable rate thereafter), 2.731%, 1/15/2032, (EUR)	360,848
605,000	UniCredit SpA, (fixed rate to 4/02/2029, variable rate thereafter), 7.296%, 4/02/2034, 144A	733,460
2,355,000	UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035	2,595,631
200,000	UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035, 144A	220,649

		36,893,659

	Japan – 10.0%
1,609,358,958(†††)	Japan Government CPI Linked Bond, Series 24, 0.100%, 3/10/2029, (JPY)(a)	14,915,822
3,361,750,000	Japan Government Five Year Bond, 0.100%, 12/20/2025, (JPY)(a)	30,452,541
683,950,000	Japan Government Ten Year Bond, Series 350, 0.100%, 3/20/2028, (JPY)	6,206,464
237,000,000	Japan Government Ten Year Bond, Series 354, 0.100%, 3/20/2029, (JPY)	2,149,472

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Japan – continued
493,150,000	Japan Government Thirty Year Bond, Series 26, 2.400%, 3/20/2037, (JPY)(a)	$5,844,821
468,600,000	Japan Government Thirty Year Bond, Series 41, 1.700%, 12/20/2043, (JPY)(a)	5,259,840
480,200,000	Japan Government Thirty Year Bond, Series 51, 0.300%, 6/20/2046, (JPY)(a)	4,056,556
724,400,000	Japan Government Thirty Year Bond, Series 62, 0.500%, 3/20/2049, (JPY)(a)	6,295,208

		75,180,724

	Korea – 1.0%
9,400,000,000	Korea Treasury Bond, 1.375%, 6/10/2030, (KRW)(a)	7,409,334

	Malaysia – 0.3%
7,770,000	Malaysia Government Bond, Series 0119, 3.906%, 7/15/2026, (MYR)(a)	1,940,691

	Mexico – 2.1%
680,000	Cemex SAB de CV, 3.875%, 7/11/2031, 144A	680,408
3,275,000	Cemex SAB de CV, 3.875%, 7/11/2031	3,276,965
405,000	Cemex SAB de CV, 5.200%, 9/17/2030, 144A	434,990
880,000	Cemex SAB de CV, 5.450%, 11/19/2029, 144A	953,700
200,000	Cemex SAB de CV, 5.450%, 11/19/2029	216,750
996,320(††††)	Mexican Fixed Rate Bonds, Series M 20, 8.500%, 5/31/2029, (MXN)(a)	5,162,629
1,025,000	Orbia Advance Corp. SAB de CV, 5.875%, 9/17/2044, 144A(a)	1,263,210
1,965,000	Sigma Alimentos S.A. de CV, 4.125%, 5/02/2026, 144A(a)	2,145,839
1,175,000	Sigma Finance Netherlands BV, 4.875%, 3/27/2028	1,339,500

		15,473,991

	New Zealand – 0.1%
1,045,000	New Zealand Government Bond, Series 0423, 5.500%, 4/15/2023, (NZD)(a)	770,486

	Norway – 1.2%
320,000	Aker BP ASA, 3.750%, 1/15/2030, 144A	342,607
2,755,000	Aker BP ASA, 4.000%, 1/15/2031, 144A	2,996,618
2,000,000	City of Oslo Norway, 2.300%, 3/14/2024, (NOK)	233,090
1,000,000	City of Oslo Norway, 3.650%, 11/08/2023, (NOK)	119,631
6,000,000	Norway Government Bond, Series 475, 2.000%, 5/24/2023, 144A, (NOK)(a)	699,334

	Norway – continued
37,545,000	Norway Government Bond, Series 477, 1.750%, 3/13/2025, 144A, (NOK)(a)	4,361,478

		8,752,758

	Portugal – 0.2%
420,000	EDP Finance BV, 1.710%, 1/24/2028, 144A	412,280
1,040,000	EDP Finance BV, 3.625%, 7/15/2024, 144A	1,111,390
230,000	EDP Finance BV, EMTN, 0.375%, 9/16/2026, (EUR)	269,111

		1,792,781

	Singapore – 0.3%
2,780,000	Singapore Government Bond, 2.125%, 6/01/2026, (SGD)	2,156,988

	South Africa – 1.0%
132,045,000	Republic of South Africa, Series R213, 7.000%, 2/28/2031, (ZAR)	7,377,947

	Spain – 1.6%
400,000	Banco Santander S.A., 2.958%, 3/25/2031	411,512
400,000	Banco Santander S.A., 4.250%, 4/11/2027(a)	449,498
2,600,000	Banco Santander S.A., 5.179%, 11/19/2025(a)	2,953,288
2,460,000	Spain Government Bond, 1.950%, 7/30/2030, 144A, (EUR)(a)	3,268,708
2,835,000	Spain Government Bond, 4.200%, 1/31/2037, 144A, (EUR)(a)	4,915,611

		11,998,617

	Supranationals – 1.6%
2,665,000	Inter-American Development Bank, 4.400%, 1/26/2026, (CAD)(a)	2,381,036
37,000,000,000	International Bank for Reconstruction & Development, EMTN, 8.400%, 10/12/2021, (IDR)(a)	2,587,661
18,000,000	Nordic Investment Bank, EMTN, 0.200%, 1/16/2023, (SEK)(a)	2,059,016
44,510,000	Nordic Investment Bank, EMTN, 1.500%, 3/13/2025, (NOK)(a)	5,098,409

		12,126,122

	Sweden – 0.2%
9,900,000	Sweden Government Bond, Series 1057, 1.500%, 11/13/2023, 144A, (SEK)(a)	1,173,667

	Switzerland – 0.2%
195,000	Credit Suisse Group AG, (fixed rate to 1/14/2027, variable rate thereafter), 0.650%, 1/14/2028, (EUR)	225,716
1,430,000	Credit Suisse Group AG, EMTN, 0.625%, 1/18/2033, (EUR)(a)	1,559,171

		1,784,887

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Thailand – 0.3%
74,870,000	Thailand Government Bond, 1.600%, 12/17/2029, (THB)(a)	$2,191,523

	United Arab Emirates – 0.3%
1,180,000	DP World Ltd., MTN, 4.700%, 9/30/2049	1,293,327
800,000	DP World Ltd., MTN, 5.625%, 9/25/2048	986,160

		2,279,487

	United Kingdom – 6.3%
1,780,000	Aviva PLC, (fixed rate to 3/03/2035, variable rate thereafter), 4.000%, 6/03/2055, (GBP)(a)	2,605,476
1,050,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035	1,089,347
1,000,000	Barclays PLC, EMTN, (fixed rate to 3/22/2026, variable rate thereafter), 1.125%, 3/22/2031, (EUR)	1,166,922
761,646	Brass PLC, Series 8A, Class A1, 3-month LIBOR + 0.700%, 0.825%, 11/16/2066, 144A(a)(c)	764,643
1,370,000	Channel Link Enterprises Finance PLC, Series A7, (fixed rate to 6/20/2022, variable rate thereafter), 1.761%, 6/30/2050, (EUR)(a)	1,586,336
1,055,000	Channel Link Enterprises Finance PLC, Series A8, (fixed rate to 6/20/2027, variable rate thereafter), 2.706%, 6/30/2050, (EUR)(a)	1,253,808
3,350,000	CK Hutchison International 19 Ltd., 3.625%, 4/11/2029, 144A(a)	3,664,900
391,330	Gosforth Funding PLC, Series 2018-1A, Class A1, 3-month LIBOR + 0.450%, 0.579%, 8/25/2060, 144A(a)(c)	391,711
2,360,000	Heathrow Funding Ltd., EMTN, 1.875%, 3/14/2036, (EUR)(a)	2,850,544
2,030,000	Lanark Master Issuer PLC, Series 2019-2A, Class 1A, 2.710%, 12/22/2069, 144A(a)(d)	2,060,505
1,070,000	Lanark Master Issuer PLC, Series 2020-1A, Class 1A, 2.277%, 12/22/2069, 144A(a)(d)	1,092,195
152,000	Lanark Master Issuer PLC, Series 2020-1A, Class 2A, 3-month SONIA + 0.570%, 0.620%, 12/22/2069, 144A, (GBP)(a)(c)	205,766
1,720,000	Legal & General Group PLC, (fixed rate to 11/01/2030, variable rate thereafter), 4.500%, 11/01/2050, (GBP)(a)	2,601,801
490,000	Legal & General Group PLC, EMTN, (fixed rate to 11/26/2029, variable rate thereafter), 3.750%, 11/26/2049, (GBP)(a)	701,083

	United Kingdom – continued
600,000	Lloyds Banking Group PLC, (fixed rate to 12/03/2030, variable rate thereafter), 2.707%, 12/03/2035, (GBP)	814,657
275,000	National Grid Electricity Transmission PLC, EMTN, 1.125%, 7/07/2028, (GBP)	357,186
350,000	National Grid Electricity Transmission PLC, EMTN, 2.000%, 9/16/2038, (GBP)	453,538
1,480,000	National Grid Electricity Transmission PLC, EMTN, 2.750%, 2/06/2035, (GBP)(a)	2,109,003
905,000	National Grid PLC, EMTN, 0.163%, 1/20/2028, (EUR)	1,030,527
430,000	National Grid PLC, EMTN, 0.553%, 9/18/2029, (EUR)	496,602
225,000	Standard Chartered PLC, (fixed rate to 4/01/2030, variable rate thereafter), 4.644%, 4/01/2031, 144A(a)	259,537
3,255,000	United Kingdom Gilt, 0.125%, 1/30/2026, (GBP)(a)	4,302,107
2,600,000	United Kingdom Gilt, 0.625%, 10/22/2050, (GBP)(a)	2,865,651
435,000	United Kingdom Gilt, 1.500%, 7/22/2047, (GBP)(a)	598,803
3,120,000	United Kingdom Gilt, 3.500%, 1/22/2045, (GBP)(a)	5,962,964
3,090,000	United Kingdom Gilt, 4.750%, 12/07/2030, (GBP)(a)	5,553,978

		46,839,590

	United States – 34.6%
560,000	AES Corp. (The), 3.950%, 7/15/2030, 144A(a)	615,787
290,000,000	Aflac, Inc., 0.932%, 1/25/2027, (JPY)(a)	2,621,713
390,000,000	Aflac, Inc., (fixed rate to 10/23/2027, variable rate thereafter), 2.108%, 10/23/2047, (JPY)(a)	3,726,998
275,000	Ally Financial, Inc., 3.875%, 5/21/2024	295,823
310,000	Ally Financial, Inc., 4.625%, 3/30/2025	344,296
430,000	Ally Financial, Inc., 5.750%, 11/20/2025	491,683
145,000	Ally Financial, Inc., 5.800%, 5/01/2025	166,800
3,385,000	AT&T, Inc., 3.650%, 6/01/2051(a)	3,449,272
1,290,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class A, 3.450%, 3/20/2023, 144A(a)	1,300,203
1,690,000	Bank of America Corp., (fixed rate to 2/13/2030, variable rate thereafter), MTN, 2.496%, 2/13/2031(a)	1,710,263
245,241	Bayview Opportunity Master Fund IVa Trust, Series 2016-SPL1, Class A, 4.000%, 4/28/2055, 144A(a)	246,741

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United States – continued
$1,730,000	Boeing Co. (The), 2.196%, 2/04/2026	$1,742,753
85,000	Boeing Co. (The), 2.250%, 6/15/2026	86,399
160,000	Boeing Co. (The), 3.100%, 5/01/2026(a)	169,116
2,885,000	Boeing Co. (The), 3.250%, 2/01/2028	3,047,390
65,000	Boeing Co. (The), 3.250%, 3/01/2028	68,030
10,000	Boeing Co. (The), 3.250%, 2/01/2035	9,999
120,000	Boeing Co. (The), 3.550%, 3/01/2038(a)	121,885
1,820,000	Boeing Co. (The), 3.625%, 2/01/2031	1,948,326
40,000	Boeing Co. (The), 3.625%, 3/01/2048	39,270
630,000	Boeing Co. (The), 3.750%, 2/01/2050(a)	638,725
195,000	Boeing Co. (The), 3.825%, 3/01/2059(a)	191,287
235,000	Boeing Co. (The), 3.850%, 11/01/2048(a)	239,449
390,000	Boeing Co. (The), 3.900%, 5/01/2049	401,466
560,000	Boeing Co. (The), 3.950%, 8/01/2059(a)	574,727
210,000	Boeing Co. (The), 5.805%, 5/01/2050(a)	279,924
1,644,000	Broadcom, Inc., 3.187%, 11/15/2036, 144A	1,639,226
158,000	Broadcom, Inc., 3.469%, 4/15/2034, 144A	162,698
1,635,000	Broadcom, Inc., 4.300%, 11/15/2032	1,832,236
215,000	Centene Corp., 2.450%, 7/15/2028	216,075
2,210,000	Centene Corp., 2.500%, 3/01/2031	2,179,612
4,060,000	Centene Corp., 3.000%, 10/15/2030	4,161,500
1,890,000	Centene Corp., 3.375%, 2/15/2030	1,956,717
2,566,000	Centene Corp., 4.625%, 12/15/2029(a)	2,796,427
400,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 2.800%, 4/01/2031	400,904
805,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.700%, 4/01/2051	783,767
580,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.800%, 3/01/2050	650,879
3,525,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.050%, 3/30/2029(a)	4,127,374

	United States – continued
$905,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.125%, 7/01/2049	1,064,504
1,443,878	Citigroup Mortgage Loan Trust, Series 2019-B, Class A1, 3.258%, 4/25/2066, 144A(a)(d)	1,454,681
1,495,003	Citigroup Mortgage Loan Trust, Series 2019-E, Class A1, 3.228%, 11/25/2070, 144A(a)(d)	1,497,350
1,927,000	Citigroup, Inc., (fixed rate to 3/31/2030, variable rate thereafter), 4.412%, 3/31/2031(a)	2,225,025
750,000	Citigroup, Inc., (fixed rate to 6/03/2030, variable rate thereafter), 2.572%, 6/03/2031	764,478
2,930,000	Citigroup, Inc., Series MPLE, 4.090%, 6/09/2025, (CAD)(a)	2,500,100
765,000	Continental Resources, Inc., 4.375%, 1/15/2028	846,281
600,000,000	Corning, Inc., 0.698%, 8/09/2024, (JPY)(a)	5,300,993
1,232,442	Credit Suisse Mortgage Trust, Series 2019-RP10, Class A1, 2.986%, 12/26/2059, 144A(a)(d)	1,239,661
660,000	CVS Health Corp., 3.250%, 8/15/2029(a)	709,394
370,000	DCP Midstream Operating LP, 5.125%, 5/15/2029	416,345
340,000	DCP Midstream Operating LP, 5.625%, 7/15/2027	386,995
3,680,000	Delta Air Lines, Inc./SkyMiles IP Ltd., 4.500%, 10/20/2025, 144A(a)	3,937,600
1,175,000	Delta Air Lines, Inc./SkyMiles IP Ltd., 4.750%, 10/20/2028, 144A(a)	1,310,125
233,795	Diamond Resorts Owner Trust, Series 2018-1, Class A, 3.700%, 1/21/2031, 144A(a)	242,087
915,000	EQT Corp., 3.625%, 5/15/2031, 144A	953,430
190,000	EQT Corp., 3.900%, 10/01/2027	205,624
580,000	EQT Corp., 5.000%, 1/15/2029	653,051
585,000	Ferguson Finance PLC, 3.250%, 6/02/2030, 144A(a)	625,053
1,808,380	FHLMC, 4.500%, 12/01/2048	1,953,076
4,457,159	FHLMC, 5.000%, with various maturities in 2049(a)(e)	4,913,896
311,087	FNMA, 3.000%, 11/01/2046(a)	328,753
1,328,711	FNMA, 3.500%, with various maturities from 2045 to 2047(a)(e)	1,427,734
7,553,437	FNMA, 4.000%, with various maturities from 2048 to 2049(a)(e)	8,090,508
5,801,012	FNMA, 4.500%, with various maturities from 2043 to 2050(a)(e)	6,310,584
955,000	Freeport-McMoRan, Inc., 4.125%, 3/01/2028	989,619
2,010,000	Freeport-McMoRan, Inc., 4.250%, 3/01/2030	2,128,087
4,550,000	Freeport-McMoRan, Inc., 4.625%, 8/01/2030	4,919,687
125,000	Freeport-McMoRan, Inc., 5.000%, 9/01/2027	130,312

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United States – continued
$1,415,000	GE Capital Funding LLC, 4.550%, 5/15/2032(a)	$1,675,666
1,030,185	GNMA, 1-month LIBOR + 1.770%, 1.866%, 5/20/2064(a)(c)	1,071,135
864,420	GNMA, 1-month LIBOR + 1.995%, 2.091%, 11/20/2064(a)(c)	924,039
840,239	GNMA, 1-month LIBOR + 2.021%, 2.130%, 11/20/2064(a)(c)	892,524
1,553,612	GNMA, 1-month LIBOR + 2.328%, 2.419%, 10/20/2063(a)(c)	1,632,359
12,712	GNMA, 3.630%, 1/20/2063(a)(d)	13,082
1,405,622	GNMA, 4.611%, 2/20/2065(a)(d)	1,507,662
5,302	GNMA, 4.630%, 12/20/2061(a)(d)	5,322
1,134,922	GNMA, 4.637%, 7/20/2064(a)(d)	1,213,712
1,283,057	GNMA, 4.649%, 7/20/2064(a)(d)	1,372,401
2,365,980	GNMA, 4.655%, 5/20/2064(a)(d)	2,520,142
3,660,000	Kraft Heinz Foods Co., 3.750%, 4/01/2030	3,987,953
845,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	964,137
2,188,641	Legacy Mortgage Asset Trust, Series 2019-GS7, Class A1, 3.250%, 11/25/2059, 144A(a)(d)	2,200,791
1,950,202	Legacy Mortgage Asset Trust, Series 2020-GS1, Class A1, 2.882%, 10/25/2059, 144A(a)(d)	1,957,885
55,000	Lennar Corp., 4.750%, 5/30/2025	61,280
420,000	Lennar Corp., 5.000%, 6/15/2027	486,952
1,153,384	OSW Structured Asset Trust, Series 2020-RPL1, Class A1, 3.072%, 12/26/2059, 144A(a)(d)	1,157,545
740,000	Owl Rock Capital Corp., 2.875%, 6/11/2028	738,619
530,000,000	Prologis Yen Finance LLC, 0.972%, 9/25/2028, (JPY)(a)	4,875,457
2,232,879	PRPM LLC, Series 2021-1, Class A1, 2.115%, 1/25/2026, 144A(d)	2,236,966
878,000	PulteGroup, Inc., 5.000%, 1/15/2027	1,017,049
975,000	Rocket Mortgage LLC, 5.250%, 1/15/2028, 144A	1,050,562
1,065,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	1,076,981
3,080,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	3,106,950
10,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031	10,087
750,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033, 144A	744,375
1,313,874	Santander Drive Auto Receivables Trust, Series 2019-2, Class C, 2.900%, 10/15/2024(a)	1,323,089
875,000	Santander Holdings USA, Inc., 3.244%, 10/05/2026(a)	934,694

	United States – continued
$4,110,000	T-Mobile USA, Inc., 3.875%, 4/15/2030	4,538,106
840,000	T-Mobile USA, Inc., 4.375%, 4/15/2040	967,820
291,478	Towd Point HE Trust, Series 2019-HE1, Class A1, 1-month LIBOR + 0.900%, 0.986%, 4/25/2048, 144A(a)(c)	291,689
8,510,000	U.S. Treasury Bond, 1.875%, 2/15/2041	8,323,844
2,220,000	U.S. Treasury Bond, 1.250%, 5/15/2050	1,816,151
8,619,000	U.S. Treasury Bond, 1.625%, 11/15/2050	7,743,296
985,000	U.S. Treasury Bond, 1.875%, 2/15/2051	939,290
5,040,000	U.S. Treasury Bond, 2.875%, 5/15/2043(f)	5,783,991
15,180,000	U.S. Treasury Note, 0.125%, 7/31/2022	15,183,558
19,385,000	U.S. Treasury Note, 1.125%, 2/15/2031	18,776,190
4,085,000	U.S. Treasury Note, 1.625%, 5/15/2031	4,132,871
4,303,000	UMBS® (TBA), 2.000%, 10/01/2051(g)	4,314,598
17,468,000	UMBS® (TBA), 2.000%, 11/01/2051(g)	17,483,694
5,600,000	UMBS® (TBA), 2.500%, 11/01/2051(g)	5,762,969
896,296	United Airlines Pass Through Trust, Series 2016-1, Class B, 3.650%, 7/07/2027(a)	892,633
1,144,878	United Airlines Pass Through Trust, Series 2016-2, Class B, 3.650%, 4/07/2027(a)	1,140,150
875,000	United Airlines, Inc., 4.375%, 4/15/2026, 144A	897,969
1,185,000	Upjohn Finance BV, 1.908%, 6/23/2032, (EUR)(a)	1,456,294
3,525,489	Vericrest Opportunity Loan Transferee, Series 2021-NP11, Class A1, 1.868%, 8/25/2051, 144A(d)	3,525,750
350,000	Verizon Communications, Inc., 2.850%, 9/03/2041	341,590
1,120,000	Viatris, Inc., 2.700%, 6/22/2030, 144A	1,132,207
3,002,017	VOLT XCIII LLC, Series 2021-NPL2, Class A1, 1.893%, 2/27/2051, 144A(d)	3,011,420
1,365,360	VOLT XCVII LLC, Series 2021-NPL6, Class A1, 2.240%, 4/25/2051, 144A(d)	1,365,556
570,000,000	Walmart, Inc., 0.183%, 7/15/2022, (JPY)(a)	5,118,144

		258,659,969

	Total Bonds and Notes

	(Identified Cost $705,995,471)	712,378,851

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Short-Term Investments – 5.3%
$11,075,521	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2021 at 0.000% to be repurchased at $11,075,521 on 10/01/2021 collateralized by $9,528,200 U.S. Treasury Inflation Indexed Note, 0.250% due 7/15/2029 valued at $11,297,071 including accrued interest (Note 2 of Notes to Financial Statements)	$11,075,521
12,235,000	U.S. Treasury Bills, 0.023%, 1/20/2022(h)	12,233,585
16,370,000	U.S. Treasury Bills, 0.047%-0.051%, 11/18/2021(h)(i)	16,369,373

Total Short-Term Investments

	(Identified Cost $39,678,593)	39,678,479

Total Investments – 100.5%

	(Identified Cost $745,674,064)	752,057,330

	Other assets less liabilities—(0.5)%	(3,570,676)

	Net Assets – 100.0%	$748,486,654

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.

(†)	See Note 2 of Notes to Financial Statements.

(††)	Amount shown represents units. One unit represents a principal amount of 1,000.

(†††)	Amount shown represents principal amount including inflation adjustments.

(††††)	Amount shown represents units. One unit represents a principal amount of 100.

(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts or TBA transactions.

(b)	Interest rate represents annualized yield at time of purchase; not a coupon rate.

(c)	Variable rate security. Rate as of September 30, 2021 is disclosed.

(d)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2021 is disclosed.

(e)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation and Federal National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.

(f)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.

(g)	When-issued/delayed delivery. See Note 2 of Notes to Financial Statements.

(h)	Interest rate represents discount rate at time of purchase; not a coupon rate.

(i)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, the value of Rule 144A holdings amounted to $107,245,005 or 14.3% of net assets.

ABS	Asset-Backed Securities
CPI	Consumer Price Index
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
SONIA	Sterling Overnight Index
TBA	To Be Announced
UMBS®	Uniform Mortgage-Backed Securities

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan Renminbi Offshore
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
ZAR	South African Rand

At September 30, 2021, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	12/02/2021	BRL	S	40,910,000	$7,667,222	$7,440,625	$226,597
BNP Paribas S.A.	12/15/2021	CNH	B	5,012,000	771,353	773,057	1,704
BNP Paribas S.A.	12/15/2021	CNH	S	5,012,000	771,077	773,057	(1,980)
BNP Paribas S.A.	12/16/2021	CNH	S	21,000,000	3,230,520	3,238,804	(8,284)
Citibank N.A.	12/15/2021	ZAR	S	72,730,000	4,992,620	4,782,503	210,117
Credit Suisse International	12/15/2021	CHF	B	3,258,000	3,552,343	3,502,292	(50,051)
Credit Suisse International	12/15/2021	JPY	S	515,109,000	4,675,838	4,631,161	44,677
HSBC Bank USA	12/15/2021	CAD	B	10,409,000	8,227,613	8,217,949	(9,664)

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Global Bond Fund – continued

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
HSBC Bank USA	12/15/2021	COP	S	22,072,575,000	$5,748,066	$5,768,801	$(20,735)
HSBC Bank USA	12/15/2021	SGD	B	3,966,000	2,952,727	2,920,451	(32,276)
Morgan Stanley Capital Services, Inc.	12/15/2021	GBP	S	2,545,000	3,510,158	3,429,483	80,675
Standard Chartered Bank	12/15/2021	EUR	B	30,835,000	36,535,281	35,770,583	(764,698)
UBS AG	12/15/2021	AUD	B	9,101,000	6,770,015	6,581,733	(188,282)
UBS AG	12/15/2021	KRW	B	9,451,350,000	8,110,533	7,974,059	(136,474)
UBS AG	12/15/2021	MXN	S	79,373,000	3,931,568	3,805,684	125,884

Total							$(522,790)

At September 30, 2021, the Fund had the following open forward cross currency contracts:

Counterparty	Settlement Date	Deliver/Units of Currency		Receive/Units of Currency		Notional Value	Unrealized Appreciation (Depreciation)
BNP Paribas S.A.	12/15/2021	EUR	2,748,747	SEK	28,011,000	$3,201,736	$13,012
Citibank N.A.	12/15/2021	GBP	2,834,741	SEK	33,804,000	3,863,892	43,972
Credit Suisse International	12/15/2021	EUR	1,207,983	PLN	5,502,000	1,383,039	(18,299)
Credit Suisse International	12/15/2021	IDR	21,947,060,000	JPY	167,829,471	1,508,895	(13,711)
HSBC Bank USA	12/15/2021	NOK	55,422,000	EUR	5,365,202	6,223,979	(112,196)
UBS AG	12/15/2021	EUR	3,580,634	CZK	91,294,000	4,163,221	9,455
UBS AG	12/15/2021	ZAR	45,615,000	EUR	2,665,348	3,091,975	92,471

Total							$14,704

At September 30, 2021, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	12/21/2021	68	$8,944,241	$8,949,437	$5,196
5 Year U.S. Treasury Note	12/31/2021	261	32,040,235	32,035,711	(4,524)
German Euro BOBL	12/08/2021	67	10,540,245	10,471,842	(68,403)
UK Long Gilt	12/29/2021	23	4,001,355	3,878,424	(122,931)
Ultra Long U.S. Treasury Bond	12/21/2021	38	7,596,121	7,260,375	(335,746)

Total					$(526,408)

At September 30, 2021, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
30 Year U.S. Treasury Bond	12/21/2021	103	$16,758,194	$16,399,531	$358,663
Euro-Buxl® 30 Year Bond	12/08/2021	29	6,972,340	6,830,627	141,713
German Euro Bund	12/08/2021	3	597,878	590,133	7,745
Ultra 10 Year U.S. Treasury Note	12/21/2021	360	53,019,223	52,290,000	729,223

Total					$1,237,344

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Global Bond Fund – continued

Industry Summary at September 30, 2021

Treasuries	49.4%
Mortgage Related	8.2
Banking	5.3
ABS Home Equity	3.4
Life Insurance	2.0
Other Investments, less than 2% each	26.9
Short-Term Investments	5.3

Total Investments	100.5
Other assets less liabilities (including forward foreign currency and futures contracts)	(0.5)

Net Assets	100.0%

Currency Exposure Summary at September 30, 2021

United States Dollar	45.8%
Euro	17.1
Japanese Yen	13.0
Yuan Renminbi	7.2
British Pound	4.4
Canadian Dollar	2.2
Other, less than 2% each	10.8

Total Investments	100.5
Other assets less liabilities (including forward foreign currency and futures contracts)	(0.5)

Net Assets	100.0%

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Inflation Protected Securities Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 95.2% of Net Assets

Non-Convertible Bonds – 94.8%

	Aerospace & Defense – 0.4%
$1,170,000	Raytheon Technologies Corp., 1.900%, 9/01/2031	$1,135,289

	Airlines – 0.4%
960,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.500%, 4/20/2026, 144A	1,009,200

	Automotive – 0.3%
570,000	Ford Motor Co., 7.450%, 7/16/2031	743,764

	Banking – 3.8%
200,000	Banco Santander S.A., 2.958%, 3/25/2031	205,756
685,000	Bank of America Corp., (fixed rate to 4/22/2041, variable rate thereafter), 3.311%, 4/22/2042	718,754
1,265,000	Bank of Ireland Group PLC, (fixed rate to 9/30/2026, variable rate thereafter), 2.029%, 9/30/2027, 144A	1,264,264
890,000	Citigroup, Inc., SOFR + 0.770%, 0.820%, 6/09/2027(a)	894,225
640,000	Credit Suisse Group AG, (fixed rate to 9/03/2030, variable rate thereafter), 4.500%, 144A(b)	627,155
305,000	Deutsche Bank AG, (fixed rate to 1/14/2031, variable rate thereafter), 3.729%, 1/14/2032	314,908
260,000	Deutsche Bank AG, (fixed rate to 4/08/2030, variable rate thereafter), 5.882%, 7/08/2031	306,903
560,000	Goldman Sachs Group, Inc. (The), (fixed rate to 4/22/2041, variable rate thereafter), 3.210%, 4/22/2042	578,894
855,000	Intesa Sanpaolo SpA, 4.950%, 6/01/2042, 144A	884,857
445,000	NatWest Group PLC, (fixed rate to 8/28/2030, variable rate thereafter), 3.032%, 11/28/2035(c)	445,743
895,000	Societe Generale S.A., (fixed rate to 6/09/2031, variable rate thereafter), 2.889%, 6/09/2032, 144A	900,066
1,070,000	UBS Group AG, (fixed rate to 8/10/2026, variable rate thereafter), 1.494%, 8/10/2027, 144A	1,058,401
1,505,000	UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035, 144A	1,660,383

		9,860,309

	Brokerage – 0.4%
1,100,000	Blackstone Holdings Finance Co. LLC, 2.000%, 1/30/2032, 144A	1,056,939

	Cable Satellite – 0.9%
1,265,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.500%, 3/01/2042	1,237,704

	Cable Satellite – continued
1,200,000	Comcast Corp., 2.987%, 11/01/2063, 144A	1,124,512

		2,362,216

	Construction Machinery – 0.8%
435,000	Ashtead Capital, Inc., 2.450%, 8/12/2031, 144A	427,621
1,705,000	CNH Industrial Capital LLC, 1.450%, 7/15/2026	1,697,568

		2,125,189

	Diversified Manufacturing – 0.1%
205,000	Rockwell Automation, Inc., 1.750%, 8/15/2031	199,878

	Electric – 0.2%
515,000	Enel Finance International NV, 2.875%, 7/12/2041, 144A	501,734

	Finance Companies – 0.6%
985,000	Ares Capital Corp., 2.875%, 6/15/2028	997,823
615,000	BlackRock TCP Capital Corp., 2.850%, 2/09/2026	629,013

		1,626,836

	Financial Other – 0.2%
660,000	Blackstone Secured Lending Fund, 2.850%, 9/30/2028, 144A	655,532

	Food & Beverage – 0.4%
955,000	JBS Finance Luxembourg S.a.r.l, 3.625%, 1/15/2032, 144A	972,916

	Gaming – 0.0%
120,000	Penn National Gaming, Inc., 4.125%, 7/01/2029, 144A	118,608

	Healthcare – 0.3%
30,000	Cigna Corp., 2.400%, 3/15/2030(c)	30,498
735,000	Thermo Fisher Scientific, Inc., 2.800%, 10/15/2041	733,127

		763,625

	Life Insurance – 0.0%
105,000	Athene Holding Ltd., 3.500%, 1/15/2031(c)	112,423

	Midstream – 0.4%
1,000,000	Enbridge, Inc., 2.500%, 8/01/2033	1,003,874

	Oil Field Services – 0.1%
190,000	Helmerich & Payne, Inc., 2.900%, 9/29/2031, 144A	190,549

	Property & Casualty Insurance – 0.6%
290,000	Enstar Group Ltd., 3.100%, 9/01/2031	285,320
1,170,000	Liberty Mutual Group, Inc., (fixed rate to 12/15/2026, variable rate thereafter), 4.125%, 12/15/2051, 144A	1,202,262

		1,487,582

	Railroads – 0.0%
15,000	Canadian Pacific Railway Co., 2.050%, 3/05/2030(c)	14,814

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Inflation Protected Securities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	REITs – Mortgage – 0.1%
$255,000	Starwood Property Trust, Inc., 3.625%, 7/15/2026, 144A	$256,913

	REITs – Shopping Centers – 0.4%
965,000	Brixmor Operating Partnership LP, 2.500%, 8/16/2031	950,784

	Retailers – 1.4%
915,000	Alibaba Group Holding Ltd., 3.150%, 2/09/2051	856,802
1,200,000	Macy’s Retail Holdings LLC, 5.875%, 4/01/2029, 144A	1,305,570
305,000	Nordstrom, Inc., 4.250%, 8/01/2031	310,188
1,120,000	Nordstrom, Inc., 4.375%, 4/01/2030	1,145,184

		3,617,744

	Sovereigns – 0.1%
200,000	Abu Dhabi Government International Bond, 3.875%, 4/16/2050, 144A(c)	228,338

	Technology – 0.9%
100,000	Dell International LLC/EMC Corp., 6.200%, 7/15/2030	127,927
535,000	Dell International LLC/EMC Corp., 8.350%, 7/15/2046	867,693
750,000	Moody’s Corp., 2.000%, 8/19/2031	733,909
545,000	Tencent Holdings Ltd., 3.840%, 4/22/2051, 144A	566,691

		2,296,220

	Treasuries – 80.9%
22,556,029	U.S. Treasury Inflation Indexed Bond, 0.250%, 2/15/2050(c)(d)	25,393,742
4,555,908	U.S. Treasury Inflation Indexed Bond, 1.000%, 2/15/2049(d)	6,100,290
7,058,502	U.S. Treasury Inflation Indexed Bond, 3.375%, 4/15/2032(d)	10,327,287
41,604,248	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2025(d)	44,631,932
7,971,250	U.S. Treasury Inflation Indexed Note, 0.125%, 7/15/2026(d)	8,695,409
13,611,732	U.S. Treasury Inflation Indexed Note, 0.125%, 1/15/2030(c)(d)	14,953,232
19,823,224	U.S. Treasury Inflation Indexed Note, 0.125%, 7/15/2030(d)	21,860,267
10,489,829	U.S. Treasury Inflation Indexed Note, 0.125%, 7/15/2031(d)	11,550,422
33,588,953	U.S. Treasury Inflation Indexed Note, 0.375%, 1/15/2027(d)	37,082,116
24,818,960	U.S. Treasury Inflation Indexed Note, 0.625%, 1/15/2026(d)	27,392,957
2,174,840	U.S. Treasury Inflation Indexed Note, 0.750%, 7/15/2028(d)	2,490,050

		210,477,704

	Wireless – 0.5%
1,265,000	American Tower Corp., 2.300%, 9/15/2031	1,247,390

	Wirelines – 0.6%
370,000	Verizon Communications, Inc., 2.850%, 9/03/2041	361,109
1,240,000	Verizon Communications, Inc., 3.550%, 3/22/2051	1,307,700

		1,668,809

	Total Non-Convertible Bonds

	(Identified Cost $244,900,420)	246,685,179

Convertible Bonds – 0.4%

	Pharmaceuticals – 0.4%
1,085,000	Aerie Pharmaceuticals, Inc., 1.500%, 10/01/2024 (Identified Cost $1,101,113)	991,603

	Total Bonds and Notes

	(Identified Cost $246,001,533)	247,676,782

Short-Term Investments – 4.3%
11,350,535	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2021 at 0.000% to be repurchased at $11,350,535 on 10/01/2021 collateralized by $11,637,600 U.S. Treasury Note, 1.250% due 9/30/2028 valued at $11,577,596 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $11,350,535)	11,350,535

	Total Investments – 99.5%

	(Identified Cost $257,352,068)	259,027,317

	Other assets less liabilities—0.5%	1,184,651

	Net Assets – 100.0%	$260,211,968

(†)	See Note 2 of Notes to Financial Statements.

(a)	Variable rate security. Rate as of September 30, 2021 is disclosed.

(b)	Perpetual bond with no specified maturity date.

(c)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.

(d)	Treasury Inflation Protected Security (TIPS).

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, the value of Rule 144A holdings amounted to $16,012,511 or 6.2% of net assets.

REITs	Real Estate Investment Trusts

SOFR	Secured Overnight Financing Rate

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Inflation Protected Securities Fund – continued

At September 30, 2021, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
30 Year U.S. Treasury Bond	12/21/2021	26	$4,230,224	$4,139,688	$90,536
Ultra 10 Year U.S. Treasury Note	12/21/2021	68	10,018,740	9,877,000	141,740
Ultra Long U.S. Treasury Bond	12/21/2021	26	5,094,726	4,967,625	127,101

Total					$359,377

Industry Summary at September 30, 2021

Treasuries	80.9%
Banking	3.8
Other Investments, less than 2% each	10.5
Short-Term Investments	4.3

Total Investments	99.5
Other assets less liabilities (including futures contracts)	0.5

Net Assets	100.0%

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Institutional High Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 77.1% of Net Assets

Non-Convertible Bonds – 70.6%

	ABS Home Equity – 0.4%
$355,000	Progress Residential Trust, Series 2021-SFR3, Class F, 3.436%, 5/17/2026, 144A	$357,723
815,000	Progress Residential Trust, Series 2021-SFR4, Class F, 3.407%, 5/17/2038, 144A	818,168
325,000	VOLT XCVI LLC, Series 2021-NPL5, Class A2, 4.826%, 3/27/2051, 144A(a)	324,930

		1,500,821

	ABS Other – 0.3%
400,625	Business Jet Securities LLC, Series 2021-1A, Class C, 5.067%, 4/15/2036, 144A	402,998
551,151	Sierra Timeshare Receivables Funding LLC, Series 2021-1A, Class D, 3.170%, 11/20/2037, 144A	553,709

		956,707

	Aerospace & Defense – 3.1%
1,775,000	Bombardier, Inc., 7.125%, 6/15/2026, 144A	1,863,750
1,340,000	Bombardier, Inc., 7.875%, 4/15/2027, 144A	1,389,211
115,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	122,332
1,072,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	1,273,429
2,209,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039, 144A	2,886,103
1,730,000	Spirit AeroSystems, Inc., 4.600%, 6/15/2028	1,717,025
770,000	TransDigm, Inc., 4.875%, 5/01/2029	771,432
770,000	TransDigm, Inc., 5.500%, 11/15/2027	791,175
55,000	TransDigm, Inc., 7.500%, 3/15/2027	57,613
385,000	Triumph Group, Inc., 6.250%, 9/15/2024, 144A	384,796

		11,256,866

	Airlines – 2.2%
80,000	American Airlines Group, Inc., 3.750%, 3/01/2025, 144A	72,088
524,900	American Airlines Pass Through Trust, Series 2016-3, Class B, 3.750%, 4/15/2027	505,363
1,490,898	American Airlines Pass Through Trust, Series 2017-2, Class B, 3.700%, 4/15/2027	1,441,007
790,000	American Airlines, Inc., 11.750%, 7/15/2025, 144A	977,625
910,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.500%, 4/20/2026, 144A	956,637
1,030,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.750%, 4/20/2029, 144A	1,109,825
740,000	Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.750%, 1/20/2026, 144A	774,225

	Airlines – continued
1,457,848	U.S. Airways Pass Through Trust, Series 2013-1, Class B, 5.375%, 5/15/2023	1,454,290
315,000	United Airlines, Inc., 4.375%, 4/15/2026, 144A	323,269
475,000	United Airlines, Inc., 4.625%, 4/15/2029, 144A	490,889

		8,105,218

	Automotive – 1.1%
185,000	Dana, Inc., 4.250%, 9/01/2030	190,263
1,110,000	General Motors Financial Co., Inc., Series A, (fixed rate to 9/30/2027, variable rate thereafter), 5.750%(b)	1,212,631
360,000	General Motors Financial Co., Inc., Series C, (fixed rate to 9/30/2030, variable rate thereafter), 5.700%(b)	414,450
1,080,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	1,233,382
550,000	Jaguar Land Rover Automotive PLC, 5.500%, 7/15/2029, 144A	536,074
270,000	Real Hero Merger Sub 2, Inc., 6.250%, 2/01/2029, 144A	280,125
265,000	Wheel Pros, Inc., 6.500%, 5/15/2029, 144A	256,387

		4,123,312

	Banking – 0.5%
200,000	Deutsche Bank AG, (fixed rate to 1/14/2031, variable rate thereafter), 3.729%, 1/14/2032	206,497
1,345,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	1,479,195

		1,685,692

	Brokerage – 0.2%
185,000	Coinbase Global, Inc., 3.625%, 10/01/2031, 144A	175,866
400,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.000%, 8/15/2028, 144A	405,500

		581,366

	Building Materials – 2.2%
1,315,000	Builders FirstSource, Inc., 4.250%, 2/01/2032, 144A	1,344,587
2,795,000	Cemex SAB de CV, 3.875%, 7/11/2031, 144A	2,796,677
425,000	Cemex SAB de CV, (fixed rate to 6/08/2026, variable rate thereafter), 5.125%, 144A(b)	432,867
1,265,000	Foundation Building Materials, Inc., 6.000%, 3/01/2029, 144A	1,239,700
540,000	LBM Acquisition LLC, 6.250%, 1/15/2029, 144A	539,730
810,000	Park River Holdings, Inc., 5.625%, 2/01/2029, 144A	784,687
180,000	Park River Holdings, Inc., 6.750%, 8/01/2029, 144A	180,450
385,000	Patrick Industries, Inc., 4.750%, 5/01/2029, 144A	392,700

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Building Materials – continued
$525,000	Victors Merger Corp., 6.375%, 5/15/2029, 144A	$502,688

		8,214,086

	Cable Satellite – 5.2%
6,305,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 2/01/2031, 144A	6,413,194
620,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 1/15/2034, 144A	614,188
3,660,000	CSC Holdings LLC, 4.500%, 11/15/2031, 144A	3,614,250
370,000	CSC Holdings LLC, 5.375%, 2/01/2028, 144A	386,650
1,260,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.875%, 8/15/2027, 144A	1,315,125
3,375,000	DISH DBS Corp., 7.750%, 7/01/2026	3,811,134
1,080,944	Ligado Networks LLC, 15.500% PIK, 11/01/2023, 144A(c)	1,048,646
332,873	Ligado Networks LLC, 17.500% PIK, 5/01/2024, 144A(c)	252,544
385,000	Telesat Canada/Telesat LLC, 5.625%, 12/06/2026, 144A	369,600
955,000	UPC Broadband Finco B.V., 4.875%, 7/15/2031, 144A	977,786

		18,803,117

	Chemicals – 2.5%
200,000	Braskem Netherlands Finance BV, 4.500%, 1/31/2030, 144A	212,800
575,000	Braskem Netherlands Finance BV, 5.875%, 1/31/2050, 144A	654,062
150,000	Consolidated Energy Finance S.A., 5.625%, 10/15/2028, 144A	150,000
380,000	Consolidated Energy Finance S.A., 6.500%, 5/15/2026, 144A	393,300
225,000	CVR Partners LP/CVR Nitrogen Finance Corp., 6.125%, 6/15/2028, 144A	235,969
245,000	Diamond BC BV, 4.625%, 10/01/2029, 144A	248,680
4,738,000	Hercules LLC, 6.500%, 6/30/2029	5,382,605
295,000	Herens Holdco S.a.r.l., 4.750%, 5/15/2028, 144A	296,475
240,000	INEOS Quattro Finance 2 PLC, 3.375%, 1/15/2026, 144A	242,400
665,000	Olympus Water U.S. Holding Corp., 4.250%, 10/01/2028, 144A	655,341
265,000	Olympus Water U.S. Holding Corp., 6.250%, 10/01/2029, 144A	262,602
455,000	Unifrax Escrow Issuer Corp., 5.250%, 9/30/2028, 144A	460,687

		9,194,921

	Construction Machinery – 0.1%
380,000	Titan International, Inc., 7.000%, 4/30/2028, 144A	400,425

	Consumer Cyclical Services – 3.6%
1,530,000	ADT Security Corp. (The), 4.125%, 8/01/2029, 144A	1,520,652
450,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.000%, 6/01/2029, 144A	444,056
2,470,000	Realogy Group LLC/Realogy Co-Issuer Corp., 5.750%, 1/15/2029, 144A	2,562,032
747,000	Terminix Co. LLC (The), 7.450%, 8/15/2027	905,738
195,000	TKC Holdings, Inc., 10.500%, 5/15/2029, 144A	213,769
3,815,000	Uber Technologies, Inc., 6.250%, 1/15/2028, 144A	4,091,549
3,180,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	3,472,162

		13,209,958

	Consumer Products – 0.1%
415,000	Tempur Sealy International, Inc., 3.875%, 10/15/2031, 144A	415,519

	Diversified Manufacturing – 0.2%
385,000	Madison IAQ LLC, 5.875%, 6/30/2029, 144A	387,888
365,000	Resideo Funding, Inc., 4.000%, 9/01/2029, 144A	356,448

		744,336

	Electric – 0.8%
2,520,000	Calpine Corp., 5.125%, 3/15/2028	2,552,090
580,000	Talen Energy Supply LLC, 7.625%, 6/01/2028, 144A	543,750

		3,095,840

	Finance Companies – 4.3%
1,000,000	AGFC Capital Trust I, 3-month LIBOR + 1.750%, 1.876%, 1/15/2067, 144A(d)(e)(f)	579,640
210,000	Aircastle Ltd., (fixed rate to 6/15/2026, variable rate thereafter), 5.250%, 144A(b)	214,893
1,095,000	Cobra AcquisitionCo LLC, 6.375%, 11/01/2029, 144A	1,095,000
320,000	Fortress Transportation & Infrastructure Investors LLC, 5.500%, 5/01/2028, 144A	322,152
1,240,000	Freedom Mortgage Corp., 7.625%, 5/01/2026	1,263,324
895,000	General Motors Financial Co., Inc., Series B, (fixed rate to 9/30/2028, variable rate thereafter), 6.500%(b)	1,009,113
425,000	Global Aircraft Leasing Co. Ltd., 7.250% PIK or 6.500% Cash, 9/15/2024, 144A(g)	417,563
355,000	LFS Topco LLC, 5.875%, 10/15/2026, 144A	365,650
985,000	Midcap Financial Issuer Trust, 6.500%, 5/01/2028, 144A	1,028,901
4,010,000	Navient Corp., MTN, 5.625%, 8/01/2033	3,814,512
870,000	Rocket Mortgage LLC, 5.250%, 1/15/2028, 144A	937,425

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Finance Companies – continued
$1,870,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026, 144A	$1,827,364
480,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	485,400
1,200,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	1,210,500
1,250,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033, 144A	1,240,625

		15,812,062

	Financial Other – 2.3%
200,000	Agile Group Holdings Ltd., 5.500%, 4/21/2025	187,775
400,000	Agile Group Holdings Ltd., 6.050%, 10/13/2025	376,556
200,000	CFLD Cayman Investment Ltd., 8.050%, 1/13/2025(h)	83,370
200,000	CFLD Cayman Investment Ltd., 8.750%, 9/28/2022(h)	80,690
205,000	China Aoyuan Group Ltd., 6.200%, 3/24/2026	156,862
405,000	China Evergrande Group, 8.750%, 6/28/2025	97,297
200,000	China Evergrande Group, 9.500%, 4/11/2022	51,438
200,000	Easy Tactic Ltd., 8.125%, 2/27/2023	145,386
400,000	Easy Tactic Ltd., 11.750%, 8/02/2023	288,532
205,000	Greenland Global Investment Ltd., 5.875%, 7/03/2024	130,915
4,115,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	4,109,856
200,000	Kaisa Group Holdings Ltd., 9.375%, 6/30/2024	151,538
610,000	Kaisa Group Holdings Ltd., 11.650%, 6/01/2026	465,314
1,230,000	Nationstar Mortgage Holdings, Inc., 5.500%, 8/15/2028, 144A	1,266,900
405,000	Sunac China Holdings Ltd., 6.500%, 1/26/2026	325,027
205,000	Times China Holdings Ltd., 6.200%, 3/22/2026	185,171
605,000	Yuzhou Group Holdings Co. Ltd., 6.350%, 1/13/2027	391,786

		8,494,413

	Food & Beverage – 1.0%
1,360,000	MARB BondCo. PLC, 3.950%, 1/29/2031, 144A	1,299,167
440,000	Performance Food Group, Inc., 4.250%, 8/01/2029, 144A	441,100
610,000	Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.625%, 3/01/2029, 144A	614,575
575,000	Triton Water Holdings, Inc., 6.250%, 4/01/2029, 144A	584,344

	Food & Beverage – continued
800,000	US Foods, Inc., 4.750%, 2/15/2029, 144A	821,000

		3,760,186

	Gaming – 2.2%
515,000	Boyd Gaming Corp., 4.750%, 6/15/2031, 144A	531,094
560,000	Caesars Entertainment, Inc., 4.625%, 10/15/2029, 144A	567,000
830,000	Caesars Entertainment, Inc., 8.125%, 7/01/2027, 144A	933,107
890,000	International Game Technology PLC, 5.250%, 1/15/2029, 144A	951,205
425,000	Melco Resorts Finance Ltd., 5.375%, 12/04/2029, 144A	432,013
590,000	MGM China Holdings Ltd., 4.750%, 2/01/2027, 144A	580,412
350,000	Mohegan Gaming & Entertainment, 8.000%, 2/01/2026, 144A	364,385
335,000	Scientific Games International, Inc., 7.000%, 5/15/2028, 144A	361,381
480,000	Scientific Games International, Inc., 7.250%, 11/15/2029	539,346
1,090,000	Scientific Games International, Inc., 7.250%, 11/15/2029, 144A	1,224,765
700,000	Studio City Finance Ltd., 5.000%, 1/15/2029, 144A	645,421
930,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.500%, 3/01/2025	948,600

		8,078,729

	Government Owned – No Guarantee – 0.1%
39,600,000	Export-Import Bank of Korea, MTN, 6.750%, 8/09/2022, (INR)	542,914

	Healthcare – 2.8%
300,000	AdaptHealth LLC, 5.125%, 3/01/2030, 144A	300,150
345,000	AHP Health Partners, Inc., 5.750%, 7/15/2029, 144A	348,450
1,685,000	CHS/Community Health Systems, Inc., 5.625%, 3/15/2027, 144A	1,764,414
735,000	CHS/Community Health Systems, Inc., 6.125%, 4/01/2030, 144A	714,218
780,000	CHS/Community Health Systems, Inc., 6.875%, 4/15/2029, 144A	781,833
385,000	Grifols Escrow Issuer S.A., 4.750%, 10/15/2028, 144A	393,181
358,000	HCA, Inc., 7.500%, 11/06/2033	511,940
365,000	ModivCare Escrow Issuer, Inc., 5.000%, 10/01/2029, 144A	378,341
630,000	Mozart Debt Merger Sub, Inc., 5.250%, 10/01/2029, 144A	630,000
995,000	MPH Acquisition Holdings LLC, 5.750%, 11/01/2028, 144A	937,270
2,765,000	Tenet Healthcare Corp., 6.125%, 10/01/2028, 144A	2,904,563
410,000	U.S. Acute Care Solutions LLC, 6.375%, 3/01/2026, 144A	432,550

		10,096,910

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Home Construction – 0.7%
$885,000	Beazer Homes USA, Inc., 5.875%, 10/15/2027	$927,038
1,105,000	Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC, 6.250%, 9/15/2027, 144A	1,161,653
200,000	Fantasia Holdings Group Co. Ltd., 11.875%, 6/01/2023(i)	63,916
115,000	Forestar Group, Inc., 3.850%, 5/15/2026, 144A	114,856
200,000	Greenland Global Investment Ltd., EMTN, 7.250%, 1/22/2025	126,540
210,000	KWG Group Holdings Ltd., 6.300%, 2/13/2026	188,771
205,000	Yuzhou Group Holdings Co. Ltd., 7.850%, 8/12/2026	135,393

		2,718,167

	Independent Energy – 6.4%
315,000	Antero Resources Corp., 7.625%, 2/01/2029, 144A	352,170
75,000	Apache Corp., 4.750%, 4/15/2043	81,205
590,000	Apache Corp., 5.350%, 7/01/2049	655,313
355,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 5.875%, 6/30/2029, 144A	362,712
654,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 9.000%, 11/01/2027, 144A	895,980
612,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	615,427
185,000	California Resources Corp., 7.125%, 2/01/2026, 144A	195,231
820,000	Callon Petroleum Co., 8.000%, 8/01/2028, 144A	809,750
355,000	Centennial Resource Production LLC, 6.875%, 4/01/2027, 144A	361,651
175,000	Chesapeake Energy Corp., 5.500%, 2/01/2026, 144A	182,875
455,000	Comstock Resources, Inc., 6.750%, 3/01/2029, 144A	491,400
655,000	Energean Israel Finance Ltd., 4.875%, 3/30/2026, 144A	671,716
345,000	Energean Israel Finance Ltd., 5.375%, 3/30/2028, 144A	353,076
250,000	Energy Ventures GoM LLC/EnVen Finance Corp., 11.750%, 4/15/2026, 144A	257,500
60,000	EQT Corp., 3.125%, 5/15/2026, 144A	61,507
125,000	EQT Corp., 3.625%, 5/15/2031, 144A	130,250
470,000	Independence Energy Finance LLC, 7.250%, 5/01/2026, 144A	483,964
185,000	Laredo Petroleum, Inc., 7.750%, 7/31/2029, 144A	185,463
555,000	Matador Resources Co., 5.875%, 9/15/2026	573,703
740,000	MEG Energy Corp., 5.875%, 2/01/2029, 144A	756,650
1,540,000	Mesquite Energy, Inc., 6.125%, 1/15/2023(e)(h)(j)(k)	61,600

	Independent Energy – continued
510,000	Northern Oil & Gas, Inc., 8.125%, 3/01/2028, 144A	544,807
195,000	Oasis Petroleum, Inc., 6.375%, 6/01/2026, 144A	204,263
810,000	Occidental Petroleum Corp., 4.100%, 2/15/2047	770,229
470,000	Occidental Petroleum Corp., 4.200%, 3/15/2048	450,025
160,000	Occidental Petroleum Corp., 4.400%, 4/15/2046	159,576
600,000	Occidental Petroleum Corp., 6.600%, 3/15/2046	753,003
3,410,000	Occidental Petroleum Corp., 8.875%, 7/15/2030	4,632,246
290,000	Ovintiv, Inc., 6.500%, 8/15/2034	391,117
125,000	Ovintiv, Inc., 6.500%, 2/01/2038	171,944
620,000	Ovintiv, Inc., 6.625%, 8/15/2037	850,296
85,000	Ovintiv, Inc., 7.200%, 11/01/2031	114,065
75,000	Ovintiv, Inc., 7.375%, 11/01/2031	101,734
345,000	Ovintiv, Inc., 8.125%, 9/15/2030	474,637
365,000	Penn Virginia Escrow LLC, 9.250%, 8/15/2026, 144A	370,110
430,000	Range Resources Corp., 4.875%, 5/15/2025	453,994
645,000	Range Resources Corp., 8.250%, 1/15/2029, 144A	725,657
350,000	SM Energy Co., 5.625%, 6/01/2025	352,006
605,000	SM Energy Co., 6.500%, 7/15/2028	626,369
330,000	SM Energy Co., 6.750%, 9/15/2026	337,026
830,000	Southwestern Energy Co., 5.375%, 2/01/2029, 144A	887,942
465,000	Southwestern Energy Co., 5.375%, 3/15/2030	501,840
365,000	Strathcona Resources Ltd., 6.875%, 8/01/2026, 144A	361,580
290,000	Tap Rock Resources LLC, 7.000%, 10/01/2026, 144A	296,888
395,000	Vine Energy Holdings LLC, 6.750%, 4/15/2029, 144A	426,355

		23,496,852

	Industrial Other – 0.2%
560,000	Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 2/01/2026, 144A	583,800

	Leisure – 3.1%
260,000	AMC Entertainment Holdings, Inc., 10.500%, 4/15/2025, 144A	278,200
250,000	Boyne USA, Inc., 4.750%, 5/15/2029, 144A	258,125
2,465,000	Carnival Corp., 5.750%, 3/01/2027, 144A	2,548,194
390,000	Cinemark USA, Inc., 5.250%, 7/15/2028, 144A	384,150
525,000	Live Nation Entertainment, Inc., 3.750%, 1/15/2028, 144A	521,883
1,495,000	NCL Corp. Ltd., 5.875%, 3/15/2026, 144A	1,532,375
5,000	NCL Corp. Ltd., 5.875%, 3/15/2026	5,125
295,000	NCL Finance Ltd., 6.125%, 3/15/2028, 144A	306,062

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Leisure – continued
$465,000	Royal Caribbean Cruises Ltd., 3.700%, 3/15/2028	$445,242
290,000	Royal Caribbean Cruises Ltd., 4.250%, 7/01/2026, 144A	284,069
2,755,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028, 144A	2,817,839
365,000	SeaWorld Parks & Entertainment, Inc., 5.250%, 8/15/2029, 144A	373,441
135,000	Viking Cruises Ltd., 5.875%, 9/15/2027, 144A	130,613
1,015,000	Viking Ocean Cruises Ship VII Ltd., 5.625%, 2/15/2029, 144A	1,015,000
335,000	VOC Escrow Ltd., 5.000%, 2/15/2028, 144A	330,544

		11,230,862

	Lodging – 1.0%
310,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 4.875%, 7/01/2031, 144A	311,163
1,305,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 5.000%, 6/01/2029, 144A	1,331,100
275,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029, 144A	278,438
1,345,000	Travel & Leisure Co., 4.625%, 3/01/2030, 144A	1,381,987
170,000	Travel & Leisure Co., 6.000%, 4/01/2027	188,398

		3,491,086

	Media Entertainment – 2.9%
1,200,000	AMC Networks, Inc., 4.250%, 2/15/2029	1,194,000
895,000	Audacy Capital Corp., 6.750%, 3/31/2029, 144A	902,321
65,000	Clear Channel Outdoor Holdings, Inc., 7.500%, 6/01/2029, 144A	67,600
930,000	Clear Channel Outdoor Holdings, Inc., 7.750%, 4/15/2028, 144A	978,825
395,000	Deluxe Corp., 8.000%, 6/01/2029, 144A	412,775
665,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 5.375%, 8/15/2026, 144A	438,900
425,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 6.625%, 8/15/2027, 144A	185,938
1,657,000	iHeartCommunications, Inc., 8.375%, 5/01/2027	1,770,919
170,000	Lions Gate Capital Holdings LLC, 5.500%, 4/15/2029, 144A	175,741
545,000	Mav Acquisition Corp., 5.750%, 8/01/2028, 144A	535,462
545,000	Mav Acquisition Corp., 8.000%, 8/01/2029, 144A	520,628
365,000	Midas OpCo Holdings LLC, 5.625%, 8/15/2029, 144A	377,979

	Media Entertainment – continued
1,390,000	Netflix, Inc., 4.875%, 6/15/2030, 144A	1,636,725
255,000	Playtika Holding Corp., 4.250%, 3/15/2029, 144A	255,813
370,000	Scripps Escrow II, Inc., 5.375%, 1/15/2031, 144A	363,765
590,000	Sinclair Television Group, Inc., 5.125%, 2/15/2027, 144A	585,575
225,000	Townsquare Media, Inc., 6.875%, 2/01/2026, 144A	236,039

		10,639,005

	Metals & Mining – 2.3%
370,000	Allegheny Technologies, Inc., 4.875%, 10/01/2029	371,387
380,000	Allegheny Technologies, Inc., 5.125%, 10/01/2031	382,926
415,000	Cia de Minas Buenaventura SAA, 5.500%, 7/23/2026, 144A	410,248
1,035,000	Cleveland-Cliffs, Inc., 4.625%, 3/01/2029, 144A	1,056,994
830,000	Cleveland-Cliffs, Inc., 4.875%, 3/01/2031, 144A	856,975
365,000	Eldorado Gold Corp., 6.250%, 9/01/2029, 144A	361,766
340,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026, 144A	353,600
3,030,000	First Quantum Minerals Ltd., 6.875%, 10/15/2027, 144A	3,204,225
150,000	SunCoke Energy, Inc., 4.875%, 6/30/2029, 144A	149,438
585,000	United States Steel Corp., 6.650%, 6/01/2037	625,950
450,000	United States Steel Corp., 6.875%, 3/01/2029	479,797
170,000	Volcan Cia Minera SAA, 4.375%, 2/11/2026, 144A	165,495

		8,418,801

	Midstream – 2.4%
1,015,000	Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.625%, 12/15/2025, 144A	1,097,469
885,000	Buckeye Partners LP, 4.500%, 3/01/2028, 144A	898,275
1,305,000	CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.500%, 6/15/2031, 144A	1,387,933
530,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.000%, 2/01/2029, 144A	554,586
555,000	EQM Midstream Partners LP, 6.500%, 7/15/2048	631,312
475,000	Ferrellgas LP/Ferrellgas Finance Corp., 5.375%, 4/01/2026, 144A	464,263
470,000	Harvest Midstream I LP, 7.500%, 9/01/2028, 144A	500,620
460,000	Hess Midstream Operations LP, 4.250%, 2/15/2030, 144A	465,175
1,835,000	New Fortress Energy, Inc., 6.750%, 9/15/2025, 144A	1,766,187
200,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	176,538

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Midstream – continued
$495,000	NGL Energy Partners LP/NGL Energy Finance Corp., 7.500%, 11/01/2023	$481,056
395,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.000%, 6/01/2031, 144A	409,813

		8,833,227

	Non-Agency Commercial Mortgage-Backed Securities – 1.9%
800,000	Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class D, 5.109%, 5/10/2047, 144A(a)	745,053
380,000	Commercial Mortgage Trust, Series 2012-CR3, Class B, 3.922%, 10/15/2045, 144A	376,533
165,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class E, 4.373%, 9/15/2037, 144A	148,323
205,000	GS Mortgage Securities Trust, Series 2011-GC5, Class C, 5.303%, 8/10/2044, 144A(a)	174,763
1,830,000	GS Mortgage Securities Trust, Series 2011-GC5, Class D, 5.303%, 8/10/2044, 144A(a)	915,000
720,000	JPMBB Commercial Mortgage Securities Trust, Series 2013-C14, Class C, 4.699%, 8/15/2046(a)	680,722
180,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class C, 5.360%, 2/15/2046, 144A(a)	167,199
155,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-C8, Class C, 4.780%, 10/15/2045, 144A(a)	156,787
690,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-C8, Class D, 4.828%, 10/15/2045, 144A(a)	680,386
1,135,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class B, 4.497%, 8/15/2046(a)	838,927
530,000	Morgan Stanley Capital I Trust, Series 2012-C4, Class D, 5.539%, 3/15/2045, 144A(a)	502,453
475,000	MSBAM Commercial Mortgage Securities Trust, Series 2012-CKSV, Class C, 4.425%, 10/15/2030, 144A(a)	396,545
208,290	Starwood Retail Property Trust, Series 2014-STAR, Class A, 1-month LIBOR + 1.470%, 1.554%, 11/15/2027, 144A(d)	129,140
545,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class C, 4.458%, 8/15/2050	332,450
215,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class C, 4.495%, 12/15/2045(a)	187,834
515,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class D, 4.957%, 6/15/2045, 144A(a)	370,078

		6,802,193

	Oil Field Services – 1.0%
395,000	Nabors Industries Ltd., 7.250%, 1/15/2026, 144A	384,177
265,000	Precision Drilling Corp., 6.875%, 1/15/2029, 144A	276,778
40,000	Precision Drilling Corp., 7.125%, 1/15/2026, 144A	41,100
210,000	Solaris Midstream Holdings LLC, 7.625%, 4/01/2026, 144A	225,047
1,545,000	Transocean Poseidon Ltd., 6.875%, 2/01/2027, 144A	1,537,167
435,000	Transocean, Inc., 8.000%, 2/01/2027, 144A	342,271
195,000	Transocean, Inc., 11.500%, 1/30/2027, 144A	200,850
475,000	Weatherford International Ltd., 11.000%, 12/01/2024, 144A	500,232

		3,507,622

	Packaging – 0.9%
2,015,000	ARD Finance S.A., 7.250% PIK or 6.500% Cash, 6/30/2027(g)	2,138,419
1,040,000	Mauser Packaging Solutions Holding Co., 7.250%, 4/15/2025	1,033,661

		3,172,080

	Pharmaceuticals – 1.8%
4,285,000	Bausch Health Cos., Inc., 5.250%, 2/15/2031, 144A	3,940,529
575,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.000%, 6/30/2028, 144A	411,125
450,000	Endo Luxembourg Finance Co. I. S.a.r.l/Endo U.S., Inc., 6.125%, 4/01/2029, 144A	450,000
160,000	HCRX Investments Holdco LP, 4.500%, 8/01/2029, 144A	160,800
1,025,000	Organon & Co./Organon Foreign Debt Co-Issuer BV, 5.125%, 4/30/2031, 144A	1,076,609
450,000	Par Pharmaceutical, Inc., 7.500%, 4/01/2027, 144A	458,437

		6,497,500

	Property & Casualty Insurance – 0.5%
550,000	Acrisure LLC/Acrisure Finance, Inc., 6.000%, 8/01/2029, 144A	543,021
605,000	AmWINS Group, Inc., 4.875%, 6/30/2029, 144A	613,500
385,000	BroadStreet Partners, Inc., 5.875%, 4/15/2029, 144A	383,556
1,920,000	MBIA Insurance Corp., 3-month LIBOR + 11.260%, 11.386%, 1/15/2033, 144A(d)(e)(i)(j)(k)	331,200

		1,871,277

	Refining – 0.1%
180,000	Calumet Specialty Products Partners LP/Calumet Finance Corp., 11.000%, 4/15/2025, 144A	194,850

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	REITs – Hotels – 0.3%
$45,000	Service Properties Trust, 3.950%, 1/15/2028	$42,413
470,000	Service Properties Trust, 4.350%, 10/01/2024	476,218
135,000	Service Properties Trust, 4.500%, 6/15/2023	137,703
75,000	Service Properties Trust, 4.650%, 3/15/2024	75,750
60,000	Service Properties Trust, 4.750%, 10/01/2026	59,400
215,000	Service Properties Trust, 4.950%, 2/15/2027	214,462

		1,005,946

	REITs – Mortgage – 0.1%
230,000	Starwood Property Trust, Inc., 3.625%, 7/15/2026, 144A	231,725

	Restaurants – 0.2%
315,000	Bloomin’ Brands, Inc./OSI Restaurant Partners LLC, 5.125%, 4/15/2029, 144A	327,713
285,000	Papa John’s International, Inc., 3.875%, 9/15/2029, 144A	283,575

		611,288

	Retailers – 2.0%
225,000	Ambience Merger Sub, Inc., 4.875%, 7/15/2028, 144A	225,000
415,000	Ambience Merger Sub, Inc., 7.125%, 7/15/2029, 144A	411,369
1,410,000	Bath & Body Works, Inc., 5.250%, 2/01/2028	1,555,230
760,000	Carvana Co., 5.500%, 4/15/2027, 144A	775,732
1,495,000	Carvana Co., 5.875%, 10/01/2028, 144A	1,544,649
275,000	Michaels Cos., Inc. (The), 7.875%, 5/01/2029, 144A	285,787
470,000	NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.125%, 4/01/2026, 144A	498,787
485,000	PetSmart, Inc./PetSmart Finance Corp., 4.750%, 2/15/2028, 144A	498,338
570,000	PetSmart, Inc./PetSmart Finance Corp., 7.750%, 2/15/2029, 144A	622,012
370,000	Rite Aid Corp., 7.500%, 7/01/2025, 144A	369,915
570,000	Victoria’s Secret & Co., 4.625%, 7/15/2029, 144A	579,348

		7,366,167

	Supermarkets – 0.1%
155,000	Safeway, Inc., 7.250%, 2/01/2031	185,225

	Supranational – 0.2%
45,600,000	International Finance Corp., 5.850%, 11/25/2022, (INR)	621,085

	Technology – 2.6%
600,000	Clarivate Science Holdings Corp., 4.875%, 7/01/2029, 144A	601,170

	Technology – continued
3,300,000	CommScope Technologies LLC, 5.000%, 3/15/2027	3,138,828
1,850,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	1,759,646
730,000	Elastic NV, 4.125%, 7/15/2029, 144A	733,650
1,485,000	Endure Digital, Inc., 6.000%, 2/15/2029, 144A	1,410,750
190,000	Everi Holdings, Inc., 5.000%, 7/15/2029, 144A	194,689
710,000	Pitney Bowes, Inc., 6.875%, 3/15/2027, 144A	747,275
1,015,000	Rocket Software, Inc., 6.500%, 2/15/2029, 144A	1,004,850

		9,590,858

	Transportation Services – 0.2%
70,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.750%, 7/15/2027, 144A	72,960
390,000	Fenix Marine Service Holdings Ltd., 8.000%, 1/15/2024	427,144
365,000	Seaspan Corp., 5.500%, 8/01/2029, 144A	372,380

		872,484

	Treasuries – 0.9%
1,497(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2025, (BRL)	273,616
110,000(†††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	546,352
310,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	1,525,693
4,170,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	784,419

		3,130,080

	Wireless – 1.7%
820,000	Altice France S.A., 5.125%, 7/15/2029, 144A	803,989
985,000	Altice France S.A., 5.500%, 10/15/2029, 144A	975,034
29,970,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	1,448,300
600,000	IHS Netherlands Holdco BV, 8.000%, 9/18/2027, 144A	641,310
395,000	Kenbourne Invest S.A., 4.700%, 1/22/2028, 144A	397,228
200,000	Liquid Telecommunications Financing PLC, 5.500%, 9/04/2026, 144A	206,298
1,835,000	SoftBank Group Corp., 4.625%, 7/06/2028	1,798,261

		6,270,420

	Wirelines – 1.9%
1,180,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	1,292,690
495,000	Embarq Corp., 7.995%, 6/01/2036	530,833
1,235,000	Level 3 Financing, Inc., 3.750%, 7/15/2029, 144A	1,193,603
1,390,000	Lumen Technologies, Inc., 5.375%, 6/15/2029, 144A	1,418,300

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Wirelines – continued
$1,550,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	$1,803,735
650,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 4.750%, 4/15/2028, 144A	663,813

		6,902,974

	Total Non-Convertible Bonds

	(Identified Cost $255,630,776)	257,318,972

Convertible Bonds – 6.5%

	Airlines – 0.6%
315,000	JetBlue Airways Corp., 0.500%, 4/01/2026, 144A	308,651
1,230,000	Southwest Airlines Co., 1.250%, 5/01/2025	1,837,312

		2,145,963

	Cable Satellite – 1.9%
6,790,000	DISH Network Corp., 3.375%, 8/15/2026	7,058,205

	Consumer Cyclical Services – 0.2%
285,000	Expedia Group, Inc., Zero Coupon, 0.000%, 2/15/2026, 144A(l)	307,700
500,000	Peloton Interactive, Inc., Zero Coupon, 0.000%-1.734%, 2/15/2026, 144A(m)	440,143

		747,843

	Gaming – 0.1%
110,000	Penn National Gaming, Inc., 2.750%, 5/15/2026	351,010

	Healthcare – 0.6%
2,175,000	Teladoc Health, Inc., 1.250%, 6/01/2027	2,184,650

	Media Entertainment – 0.2%
580,000	Twitter, Inc., Zero Coupon, 0.000%, 3/15/2026, 144A(l)	538,437
120,000	Zynga, Inc., Zero Coupon, 0.779%-0.859%, 12/15/2026, 144A(m)	115,875

		654,312

	Oil Field Services – 0.9%
3,430,074	Pioneer Energy Services Corp., 5.000% PIK or 5.000% Cash, 11/15/2025, 144A(e)(j)(k)(n)(o)	3,367,304

	Pharmaceuticals – 1.3%
440,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	450,202
3,510,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	3,512,890
345,000	Ionis Pharmaceuticals, Inc., Zero Coupon, 0.000%, 4/01/2026, 144A(l)	313,514
350,000	Livongo Health, Inc., 0.875%, 6/01/2025	462,382

		4,738,988

	Technology – 0.7%
1,155,000	Palo Alto Networks, Inc., 0.375%, 6/01/2025	1,906,990
575,000	Splunk, Inc., 1.125%, 6/15/2027	563,859

		2,470,849

	Total Convertible Bonds

	(Identified Cost $23,432,972)	23,719,124

	Total Bonds and Notes

	(Identified Cost $279,063,748)	281,038,096

Senior Loans – 0.9%

	Airlines – 0.1%
413,921	United Airlines, Inc., 2021 Term Loan B, 3-month LIBOR + 3.750%, 4.500%, 4/21/2028(d)	416,463

	Chemicals – 0.2%
489,000	Lonza Group AG, USD Term Loan B, 3-month LIBOR + 4.000%, 4.750%, 7/03/2028(d)	490,311

	Independent Energy – 0.4%
1,247,000	Ascent Resources – Utica, 2020 Fixed 2nd Lien Term Loan, 3-month LIBOR + 9.000%, 10.000%, 11/01/2025(d)	1,363,382

	Lodging – 0.1%
438,556	Hilton Grand Vacations Borrower LLC, 2021 Term Loan B, 1-month LIBOR + 3.000%, 3.500%, 8/02/2028(d)	439,543

	Pharmaceuticals – 0.1%
359,100	Jazz Financing Lux S.a.r.l., USD Term Loan, 1-month LIBOR + 3.500%, 4.000%, 5/05/2028(d)	359,506

	Total Senior Loans

	(Identified Cost $2,937,480)	3,069,205

Collateralized Loan Obligations – 2.6%
920,000	AIG CLO Ltd., Series 2021-2A, Class E, 3-month LIBOR + 6.500%, 6.590%, 7/20/2034, 144A(d)	919,932
475,000	CIFC Funding Ltd., Series 2019-1A, Class DR, 3-month LIBOR + 3.100%, 3.234%, 4/20/2032, 144A(d)	474,994
800,000	Madison Park Funding XII Ltd., Series 2014-12A, Class E, 3-month LIBOR + 5.100%, 5.234%, 7/20/2026, 144A(d)	798,430
730,000	NYACK Park CLO Ltd., Series 2021-1A, Class E, 3-month LIBOR + 6.100%, 10/20/2034, 144A(d)(j)(k)(p)	730,000
730,000	Octagon Investment Partners 44 Ltd., Series 2019-1A, Class ER, 3-month LIBOR + 6.750%, 6.834%, 10/15/2034, 144A(d)	733,496

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Collateralized Loan Obligations – continued
$735,000	OHA Credit Funding 2 Ltd., Series 2019-2A, Class ER, 3-month LIBOR + 6.360%, 6.494%, 4/21/2034, 144A(d)	$735,503
985,000	OHA Credit Funding 3 Ltd., Series 2019-3A, Class ER, 3-month LIBOR + 6.250%, 6.398%, 7/02/2035, 144A(d)	977,711
1,385,000	OZLM XXIII Ltd., Series 2019-23A, Class DR, 3-month LIBOR + 3.750%, 3.876%, 4/15/2034, 144A(d)	1,390,236
750,000	Palmer Square CLO Ltd., Series 2018-3A, Class D, 3-month LIBOR + 4.400%, 4.525%, 8/15/2026, 144A(d)	750,003
445,000	Palmer Square CLO Ltd., Series 2021-2A, Class D, 3-month LIBOR + 2.900%, 3.006%, 7/15/2034, 144A(d)	444,994
730,000	Palmer Square CLO Ltd., Series 2021-4A, Class E, 3-month LIBOR + 6.050%, 6.186%, 10/15/2034, 144A(d)(j)(k)	730,000
285,000	Prudential PLC, Series 2021-5A, Class E, 3-month LIBOR + 6.500%, 10/18/2034, 144A(d)(j)(p)	284,972
560,000	VERDE CLO Ltd., Series 2019-1A, Class DR, 3-month LIBOR + 3.250%, 3.376%, 4/15/2032, 144A(d)	561,060

	Total Collateralized Loan Obligations

	(Identified Cost $9,522,454)	9,531,331

Shares

Common Stocks – 11.2%

	Aerospace & Defense – 0.3%
3,155	Lockheed Martin Corp.	1,088,791

	Air Freight & Logistics – 0.3%
5,697	United Parcel Service, Inc., Class B	1,037,424

	Beverages – 0.3%
22,317	Coca-Cola Co. (The)	1,170,973

	Capital Markets – 0.7%
1,403	BlackRock, Inc.	1,176,640
13,648	Morgan Stanley	1,328,087

		2,504,727

	Chemicals – 0.4%
60,366	Hexion Holdings Corp., Class B(i)	1,277,767

	Communications Equipment – 0.3%
22,908	Cisco Systems, Inc.	1,246,882

	Electric Utilities – 0.7%
11,834	Duke Energy Corp.	1,154,880
16,526	NextEra Energy, Inc.	1,297,622

		2,452,502

	Energy Equipment & Services – 0.1%
19,954	Pioneer Energy Services Corp.(e)(i)(j)(k)(o)	260,799

	Food & Staples Retailing – 0.3%
8,594	Walmart, Inc.	1,197,832

	Health Care Equipment & Supplies – 0.3%
10,424	Abbott Laboratories	1,231,387

	Health Care Providers & Services – 0.6%
3,102	Anthem, Inc.	1,156,426
2,976	UnitedHealth Group, Inc.	1,162,842

		2,319,268

	Hotels, Restaurants & Leisure – 0.3%
10,827	Starbucks Corp.	1,194,326

	Household Products – 0.3%
8,865	Procter & Gamble Co. (The)	1,239,327

	IT Services – 0.5%
4,294	Accenture PLC, Class A	1,373,736
3,050	Automatic Data Processing, Inc.	609,756

		1,983,492

	Machinery – 0.5%
2,691	Cummins, Inc.	604,291
3,401	Deere & Co.	1,139,573

		1,743,864

	Media – 0.5%
21,973	Comcast Corp., Class A	1,228,950
27,529	iHeartMedia, Inc., Class A(i)	688,775

		1,917,725

	Metals & Mining – 0.2%
16,488	Newmont Corp.	895,298

	Oil, Gas & Consumable Fuels – 1.2%
50,400	Battalion Oil Corp.(i)	490,392
11,422	Chevron Corp.	1,158,762
1,176	Frontera Energy Corp.(i)	7,038
118,656	Lonestar Resources U.S., Inc.(e)(i)(j)(k)(o)	1,269,619
6,966	Whiting Petroleum Corp.(i)	406,884
46,066	Williams Cos., Inc. (The)	1,194,952

		4,527,647

	Pharmaceuticals – 0.8%
8,726	Bristol-Myers Squibb Co.	516,318
7,124	Johnson & Johnson	1,150,526
15,475	Merck & Co., Inc.	1,162,327

		2,829,171

	Professional Services – 0.0%
357	Clarivate PLC(i)	7,818

	REITs – Diversified – 0.4%
4,838	American Tower Corp.	1,284,054

	Road & Rail – 0.3%
5,471	Union Pacific Corp.	1,072,371

	Semiconductors & Semiconductor Equipment – 0.2%
3,367	Texas Instruments, Inc.	647,171

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Institutional High Income Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Software – 0.4%
321	iQor Holdings, Inc.(e)(f)(i)	$3,792
4,866	Microsoft Corp.	1,371,823

		1,375,615

	Specialty Retail – 0.2%
1,964	Home Depot, Inc. (The)	644,703

	Technology Hardware, Storage & Peripherals – 0.4%
9,623	Apple, Inc.	1,361,654

	Wireless Telecommunication Services – 0.7%
19,169	T-Mobile US, Inc.(i)	2,449,031

	Total Common Stocks

	(Identified Cost $53,481,573)	40,961,619

Preferred Stocks – 0.7%

Convertible Preferred Stocks – 0.5%

	Midstream – 0.0%
3,556	El Paso Energy Capital Trust I, 4.750%	176,200

	Technology – 0.2%
7,720	Clarivate PLC, Series A, 5.250%	669,247

	Wireless – 0.3%
886	2020 Cash Mandatory Exchangeable Trust, 5.250%, 144A(e)(f)	1,001,862

	Total Convertible Preferred Stocks

	(Identified Cost $1,999,995)	1,847,309

Non-Convertible Preferred Stocks – 0.2%

	Home Construction – 0.1%
21,265	Hovnanian Enterprises, Inc., 7.625%(i)	372,137

	REITs – Warehouse/Industrials – 0.1%
3,363	Prologis, Inc., Series Q, 8.540%	235,410

	Total Non-Convertible Preferred Stocks

	(Identified Cost $192,799)	607,547

	Total Preferred Stocks

	(Identified Cost $2,192,794)	2,454,856

Exchange-Traded Funds – 4.9%
205,000	iShares® iBoxx $ High Yield Corporate Bond ETF (Identified Cost $17,998,672)	17,935,450

Principal Amount (‡)	Description	Value (†)

Short-Term Investments – 2.4%

$8,897,615	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2021 at 0.000% to be repurchased at $8,897,615 on 10/01/2021 collateralized by $9,122,700 U.S. Treasury Note, 1.250% due 9/30/2028 valued at $9,075,663 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $8,897,615)	8,897,615

	Total Investments – 99.8%

	(Identified Cost $374,094,336)	363,888,172

	Other assets less liabilities—0.2%	556,412

	Net Assets – 100.0%	$364,444,584

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.

(†)	See Note 2 of Notes to Financial Statements.

(††)	Amount shown represents units. One unit represents a principal amount of 1,000.

(†††)	Amount shown represents units. One unit represents a principal amount of 100.

(a)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2021 is disclosed.

(b)	Perpetual bond with no specified maturity date.

(c)	Payment-in-kind security for which the issuer, at each interest payment date, makes interest payments in additional principal.

(d)	Variable rate security. Rate as of September 30, 2021 is disclosed.

(e)	Illiquid security. (Unaudited)

(f)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2021, the value of these securities amounted to $1,585,294 or 0.4% of net assets. See Note 2 of Notes to Financial Statements.

(g)	Payment-in-kind security for which the issuer, at each interest payment date, may make interest payments in cash and/or additional principal. For the period ended September 30, 2021, interest payments were made in cash.

(h)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.

(i)	Non-income producing security.

(j)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.

(k)	Fair valued by the Fund’s adviser. At September 30, 2021, the value of these securities amounted to $6,750,522 or 1.9% of net assets. See Note 2 of Notes to Financial Statements.

(l)	Interest rate represents annualized yield at time of purchase; not a coupon rate.

(m)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.

(n)	Payment-in-kind security for which the issuer, at each interest payment date, may make interest payments in cash and/or additional principal. For the period ended September 30, 2021, interest payments were made in principal.

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Institutional High Income Fund – continued

(o)	Securities subject to restriction on resale. At September 30, 2021, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost		Value	% of Net Assets

Lonestar Resources U.S., Inc.	12/01/2020	$823,473	*	$1,269,619	0.4%

Pioneer Energy Services Corp., 5.000% PIK or 5.000% Cash	5/29/2020	3,188,075		3,367,304	0.9%

Pioneer Energy Services Corp.	5/29/2020	5,792,979	**	260,799	0.1%

*	Represents basis assigned upon receipt in a taxable restructuring.

**	Represents basis carried over in a non-taxable restructuring.

(p)	New issue unsettled as of September 30, 2021. Coupon rate does not take effect until settlement date.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, the value of Rule 144A holdings amounted to $190,282,699 or 52.2% of net assets.

ABS	Asset-Backed Securities

EMTN	Euro Medium Term Note

ETF	Exchange-Traded Fund

LIBOR	London Interbank Offered Rate

MTN	Medium Term Note

PIK	Payment-in-Kind

REITs	Real Estate Investment Trusts

BRL	Brazilian Real

INR	Indian Rupee

MXN	Mexican Peso

Industry Summary at September 30, 2021

Cable Satellite	7.1%
Independent Energy	6.8
Finance Companies	4.3
Pharmaceuticals	4.0
Consumer Cyclical Services	3.8
Technology	3.5
Aerospace & Defense	3.4
Healthcare	3.4
Media Entertainment	3.1
Leisure	3.1
Chemicals	3.1
Airlines	2.9
Metals & Mining	2.5
Midstream	2.4
Financial Other	2.3
Gaming	2.3
Building Materials	2.2
Retailers	2.0
Wireless	2.0
Other Investments, less than 2% each	25.7
Exchange-Traded Funds	4.9
Collateralized Loan Obligations	2.6
Short-Term Investments	2.4

Total Investments	99.8
Other assets less liabilities	0.2

Net Assets	100.0%

See accompanying notes to financial statements.

|  54

Statements of Assets and Liabilities

September 30, 2021

	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund
ASSETS
Investments at cost	$502,695,095	$745,674,064	$257,352,068
Net unrealized appreciation	8,959,585	6,383,266	1,675,249

Investments at value	511,654,680	752,057,330	259,027,317
Cash	209,055	329,044	—
Due from brokers (Note 2)	—	1,304,422	438,000
Foreign currency at value (identified cost $864,701, $14,306,925 and $0, respectively)	831,424	14,077,541	—
Receivable for Fund shares sold	—	1,098,986	2,069,353
Receivable for securities sold	2,710,829	5,784,603	—
Collateral received for open forward foreign currency contracts (Notes 2 and 4)	—	300,000	—
Dividends and interest receivable	3,770,771	4,744,164	492,924
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	848,564	—
Tax reclaims receivable	—	48,590	—
Prepaid expenses (Note 8)	76	89	17

TOTAL ASSETS	519,176,835	780,593,333	262,027,611

LIABILITIES
Payable for securities purchased	6,809,261	1,141,797	1,255,550
Payable for when-issued/delayed delivery securities purchased (Note 2)	—	27,819,513	—
Payable for Fund shares redeemed	640,000	540,281	276,457
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	1,356,650	—
Foreign taxes payable (Note 2)	—	8,252	—
Due to brokers (Note 2)	—	300,000	—
Payable for variation margin on futures contracts (Note 2)	40,003	34,781	10,875
Management fees payable (Note 6)	212,259	316,691	41,276
Deferred Trustees’ fees (Note 6)	315,531	450,262	151,179
Administrative fees payable (Note 6)	17,998	26,446	8,739
Payable to distributor (Note 6d)	—	5,756	2,257
Other accounts payable and accrued expenses	83,784	106,250	69,310

TOTAL LIABILITIES	8,118,836	32,106,679	1,815,643

NET ASSETS	$511,057,999	$748,486,654	$260,211,968

NET ASSETS CONSIST OF:
Paid-in capital	$479,130,708	$720,387,400	$256,467,530
Accumulated earnings	31,927,291	28,099,254	3,744,438

NET ASSETS	$511,057,999	$748,486,654	$260,211,968

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:

Institutional Class:
Net assets	$511,057,999	$381,339,538	$217,862,592

Shares of beneficial interest	37,794,516	21,636,536	18,243,774

Net asset value, offering and redemption price per share	$13.52	$17.62	$11.94

Retail Class:
Net assets	$—	$171,318,056	$33,948,640

Shares of beneficial interest	—	9,909,816	2,847,949

Net asset value, offering and redemption price per share	$—	$17.29	$11.92

Class N shares:
Net assets	$—	$195,829,060	$8,400,736

Shares of beneficial interest	—	11,076,613	702,882

Net asset value, offering and redemption price per share	$—	$17.68	$11.95

See accompanying notes to financial statements.

55  |

Statements of Assets and Liabilities – continued

September 30, 2021

Institutional High Income Fund
ASSETS
Investments at cost	$374,094,336
Net unrealized depreciation	(10,206,164)

Investments at value	363,888,172
Cash	335,518
Foreign currency at value (identified cost $161,168)	154,966
Receivable for securities sold	6,169,561
Dividends and interest receivable	3,570,332
Prepaid expenses (Note 8)	44

TOTAL ASSETS	374,118,593

LIABILITIES
Payable for securities purchased	9,170,823
Payable for Fund shares redeemed	42
Management fees payable (Note 6)	181,774
Deferred Trustees’ fees (Note 6)	232,930
Administrative fees payable (Note 6)	12,844
Payable to distributor (Note 6d)	85
Other accounts payable and accrued expenses	75,511

TOTAL LIABILITIES	9,674,009

NET ASSETS	$364,444,584

NET ASSETS CONSIST OF:
Paid-in capital	$361,591,221
Accumulated earnings	2,853,363

NET ASSETS	$364,444,584

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:

Institutional Class:
Net assets	$364,444,584

Shares of beneficial interest	55,530,563

Net asset value, offering and redemption price per share	$6.56

See accompanying notes to financial statements.

|  56

Statements of Operations

For the Year Ended September 30, 2021

	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund
INVESTMENT INCOME
Interest	$21,366,479	$16,484,888	$6,981,029
Dividends	2,661,020	—	—
Less net foreign taxes withheld	(511)	(75,229)	—

	24,026,988	16,409,659	6,981,029

Expenses
Management fees (Note 6)	3,113,585	4,178,923	425,496
Service and distribution fees (Note 6)	—	441,238	52,095
Administrative fees (Note 6)	266,637	325,263	72,756
Trustees’ fees and expenses (Note 6)	87,012	114,758	44,397
Transfer agent fees and expenses (Notes 6 and 7)	4,046	511,844	151,560
Audit and tax services fees	59,545	57,376	48,600
Custodian fees and expenses	38,022	125,025	11,233
Legal fees (Note 8)	21,653	24,901	5,224
Registration fees	29,561	73,211	79,262
Shareholder reporting expenses	6,047	21,324	15,835
Miscellaneous expenses (Note 8)	47,626	76,114	30,493

Total expenses	3,673,734	5,949,977	936,951
Less waiver and/or expense reimbursement (Note 6)	—	(332,995)	(206,569)

Net expenses	3,673,734	5,616,982	730,382

Net investment income	20,353,254	10,792,677	6,250,647

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	19,868,876	24,666,797	3,840,912
Futures contracts	(1,686,015)	316,993	488,379
Options written	—	103,157	—
Forward foreign currency contracts (Note 2d)	—	(2,760,651)	—
Foreign currency transactions (Note 2c)	(68,374)	263,965	—
Net change in unrealized appreciation (depreciation) on:
Investments	17,715,615	(27,260,705)	(2,821,049)
Futures contracts	520,146	576,652	359,377
Options written	—	(31,141)	—
Forward foreign currency contracts (Note 2d)	—	(966,821)	—
Foreign currency translations (Note 2c)	(39,164)	(268,173)	—

Net realized and unrealized gain (loss) on investments, futures contracts, options written, forward foreign currency contracts and foreign currency transactions	36,311,084	(5,359,927)	1,867,619

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$56,664,338	$5,432,750	$8,118,266

See accompanying notes to financial statements.

57  |

Statements of Operations – continued

For the Year Ended September 30, 2021

Institutional High Income Fund
INVESTMENT INCOME
Interest	$18,902,142
Dividends	2,243,468
Less net foreign taxes withheld	(267)

21,145,343

Expenses
Management fees (Note 6)	2,658,278
Administrative fees (Note 6)	189,816
Trustees’ fees and expenses (Note 6)	67,095
Transfer agent fees and expenses (Notes 6 and 7)	11,938
Audit and tax services fees	55,245
Custodian fees and expenses	29,041
Legal fees (Note 8)	15,188
Registration fees	27,238
Shareholder reporting expenses	5,886
Miscellaneous expenses (Note 8)	42,443

Total expenses	3,102,168

Net investment income	18,043,175

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	30,753,853
Foreign currency transactions (Note 2c)	(95,904)
Net change in unrealized appreciation (depreciation) on:
Investments	18,445,549
Foreign currency translations (Note 2c)	(9,279)

Net realized and unrealized gain on investments and foreign currency transactions	49,094,219

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$67,137,394

See accompanying notes to financial statements.

|  58

STATEMENTS OF CHANGES IN NET ASSETS

	Fixed Income Fund		Global Bond Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020
FROM OPERATIONS:
Net investment income	$20,353,254	$30,303,805	$10,792,677	$13,009,102
Net realized gain on investments, futures contracts, options written, forward foreign currency contracts and foreign currency transactions	18,114,487	10,607,082	22,590,261	24,680,188
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options written, forward foreign currency contracts and foreign currency translations	18,196,597	(26,082,166)	(27,950,188)	15,158,789

Net increase in net assets resulting from operations	56,664,338	14,828,721	5,432,750	52,848,079

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(39,121,293)	(30,736,093)	(18,819,965)	(3,765,595)
Retail Class	—	—	(8,739,847)	(1,676,149)
Class N	—	—	(8,974,746)	(2,148,456)

Total distributions	(39,121,293)	(30,736,093)	(36,534,558)	(7,590,200)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(139,545,221)	(127,844,177)	67,859,653	(141,045,611)

Net increase (decrease) in net assets	(122,002,176)	(143,751,549)	36,757,845	(95,787,732)
NET ASSETS
Beginning of the year	633,060,175	776,811,724	711,728,809	807,516,541

End of the year	$511,057,999	$633,060,175	$748,486,654	$711,728,809

See accompanying notes to financial statements.

59  |

STATEMENTS OF CHANGES IN NET ASSETS – continued

	Inflation Protected Securities Fund		Institutional High Income Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020
FROM OPERATIONS:
Net investment income	$6,250,647	$519,593	$18,043,175	$25,820,547
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	4,329,291	1,563,481	30,657,949	(19,096,680)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(2,461,672)	3,879,568	18,436,270	(10,291,967)

Net increase (decrease) in net assets resulting from operations	8,118,266	5,962,642	67,137,394	(3,568,100)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(6,642,299)	(524,380)	(26,161,315)	(35,578,052)
Retail Class	(997,498)	(39,438)	—	—
Class N	(252,287)	(23,179)	—	—

Total distributions	(7,892,084)	(586,997)	(26,161,315)	(35,578,052)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	132,340,207	95,339,671	(193,346,908)	(16,431,121)

Net increase (decrease) in net assets	132,566,389	100,715,316	(152,370,829)	(55,577,273)
NET ASSETS
Beginning of the year	127,645,579	26,930,263	516,815,413	572,392,686

End of the year	$260,211,968	$127,645,579	$364,444,584	$516,815,413

See accompanying notes to financial statements.

|  60

Financial Highlights

For a share outstanding throughout each period.

	Fixed Income Fund – Institutional Class
	Year Ended September 30, 2021		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$13.17		$13.49	$13.40	$13.96	$13.52

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.44		0.55	0.59	0.54	0.57
Net realized and unrealized gain (loss)	0.73		(0.31)	0.19	(0.35)	0.34

Total from Investment Operations	1.17		0.24	0.78	0.19	0.91

LESS DISTRIBUTIONS FROM:
Net investment income	(0.64)		(0.56)	(0.59)	(0.52)	(0.46)
Net realized capital gains	(0.18)		—	(0.10)	(0.23)	(0.01)

Total Distributions	(0.82)		(0.56)	(0.69)	(0.75)	(0.47)

Net asset value, end of the period	$13.52		$13.17	$13.49	$13.40	$13.96

Total return	9.08%		1.78%	6.29%	1.39%	6.96%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$511,058		$633,060	$776,812	$862,759	$1,093,422
Net expenses	0.59%		0.58%	0.57%	0.57%	0.57%
Gross expenses	0.59%		0.58%	0.57%	0.57%	0.57%
Net investment income	3.27%		4.23%	4.51%	3.99%	4.22%
Portfolio turnover rate	99	%(b)	29%	14%	11%	10%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The variation in the Fund’s turnover rate from 2020 to 2021 was primarily due to a repositioning of the portfolio due to a change in the portfolio management team.

	Global Bond Fund – Institutional Class
	Year Ended September 30, 2021	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018		Year Ended September 30, 2017
Net asset value, beginning of the period	$18.33	$17.07		$16.16		$16.51		$16.47

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.27	0.33		0.33		0.35		0.30
Net realized and unrealized gain (loss)	(0.07)	1.12		0.69		(0.66)		(0.18)

Total from Investment Operations	0.20	1.45		1.02		(0.31)		0.12

LESS DISTRIBUTIONS FROM:
Net investment income	(0.35)	(0.08)		(0.05)		—		(0.06)
Net realized capital gains	(0.56)	(0.11)		(0.06)		(0.04)		(0.02)

Total Distributions	(0.91)	(0.19)		(0.11)		(0.04)		(0.08)

Net asset value, end of the period	$17.62	$18.33		$17.07		$16.16		$16.51

Total return(b)	0.91%	8.57%		6.27%		(1.85)%		0.74%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$381,340	$375,501		$353,872		$450,376		$509,080
Net expenses(c)	0.69%	0.69%		0.70	%(d)	0.72	%(e)	0.75	%(f)
Gross expenses	0.75%	0.76%		0.76	%(d)	0.77%		0.80%
Net investment income	1.47%	1.90%		2.00%		2.10%		1.88%
Portfolio turnover rate	267%	273	%(g)	215	%(g)	218	%(g)	163%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.69% and the ratio of gross expenses would have been 0.75%.
(e)	Effective July 1, 2018, the expense limit decreased to 0.69%.
(f)	Effective July 1, 2017, the expense limit decreased to 0.72%.
(g)	The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to a repositioning of the portfolio. During 2019 and 2020, turnover has remained high due to an increase in the volume of U.S. Treasury securities related to certain trading strategies and, additionally for 2020, a repositioning of the portfolio.

See accompanying notes to financial statements.

61  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Global Bond Fund – Retail Class
	Year Ended September 30, 2021	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018		Year Ended September 30, 2017
Net asset value, beginning of the period	$18.00	$16.76		$15.86		$16.24		$16.23

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.22	0.28		0.28		0.30		0.26
Net realized and unrealized gain (loss)	(0.07)	1.10		0.68		(0.64)		(0.19)

Total from Investment Operations	0.15	1.38		0.96		(0.34)		0.07

LESS DISTRIBUTIONS FROM:
Net investment income	(0.30)	(0.03)		(0.00	)(b)	—		(0.04)
Net realized capital gains	(0.56)	(0.11)		(0.06)		(0.04)		(0.02)

Total Distributions	(0.86)	(0.14)		(0.06)		(0.04)		(0.06)

Net asset value, end of the period	$17.29	$18.00		$16.76		$15.86		$16.24

Total return(c)	0.67%	8.32%		6.08%		(2.12)%		0.48%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$171,318	$178,887		$207,251		$247,119		$288,479
Net expenses(d)	0.94%	0.94%		0.95	%(e)	0.97	%(f)	1.00	%(g)
Gross expenses	1.00%	1.01%		1.01	%(e)	1.02%		1.05%
Net investment income	1.22%	1.65%		1.75%		1.85%		1.67%
Portfolio turnover rate	267%	273	%(h)	215	%(h)	218	%(h)	163%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.94% and the ratio of gross expenses would have been 1.00%.
(f)	Effective July 1, 2018, the expense limit decreased to 0.94%.
(g)	Effective July 1, 2017, the expense limit decreased to 0.97%.
(h)	The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to a repositioning of the portfolio. During 2019 and 2020, turnover has remained high due to an increase in the volume of U.S. Treasury securities related to certain trading strategies and, additionally for 2020, a repositioning of the portfolio.

See accompanying notes to financial statements.

|  62

Financial Highlights – continued

For a share outstanding throughout each period.

	Global Bond Fund – Class N
	Year Ended September 30, 2021		Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018		Year Ended September 30, 2017
Net asset value, beginning of the period	$18.39		$17.12		$16.21		$16.55		$16.50

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.27		0.33		0.34		0.36		0.33
Net realized and unrealized gain (loss)	(0.07)		1.14		0.69		(0.66)		(0.20)

Total from Investment Operations	0.20		1.47		1.03		(0.30)		0.13

LESS DISTRIBUTIONS FROM:
Net investment income	(0.35)		(0.09)		(0.06)		—		(0.06)
Net realized capital gains	(0.56)		(0.11)		(0.06)		(0.04)		(0.02)

Total Distributions	(0.91)		(0.20)		(0.12)		(0.04)		(0.08)

Net asset value, end of the period	$17.68		$18.39		$17.12		$16.21		$16.55

Total return	0.95	%(b)	8.66	%(b)	6.31	%(b)	(1.78	)%(b)	0.81%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$195,829		$157,341		$246,394		$276,690		$256,939
Net expenses	0.64	%(c)	0.64	%(c)	0.65	%(c)(d)	0.67	%(c)(e)	0.69	%(f)
Gross expenses	0.66%		0.66%		0.66	%(d)	0.68%		0.69%
Net investment income	1.51%		1.93%		2.06%		2.15%		2.09%
Portfolio turnover rate	267%		273	%(g)	215	%(g)	218	%(g)	163%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.64% and the ratio of gross expenses would have been 0.65%.
(e)	Effective July 1, 2018, the expense limit decreased to 0.64%.
(f)	Effective July 1, 2017, the expense limit decreased to 0.67%.
(g)	The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to a repositioning of the portfolio. During 2019 and 2020, turnover has remained high due to an increase in the volume of U.S. Treasury securities related to certain trading strategies and, additionally for 2020, a repositioning of the portfolio.

	Inflation Protected Securities Fund – Institutional Class
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018		Year Ended September 30, 2017
Net asset value, beginning of the period	$11.78	$10.59	$10.13	$10.41		$10.64

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.44	0.11	0.20	0.30		0.18
Net realized and unrealized gain (loss)	0.18	1.18	0.48	(0.25)		(0.22)

Total from Investment Operations	0.62	1.29	0.68	0.05		(0.04)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.46)	(0.10)	(0.22)	(0.33)		(0.19)

Net asset value, end of the period	$11.94	$11.78	$10.59	$10.13		$10.41

Total return(b)	5.33%	12.20%	6.73%	0.49%		(0.33)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$217,863	$116,549	$24,076	$25,914		$26,972
Net expenses(c)	0.40%	0.40%	0.40%	0.40%		0.40%
Gross expenses	0.52%	0.70%	0.96%	0.94%		0.81%
Net investment income	3.65%	1.00%	1.92%	2.90%		1.73%
Portfolio turnover rate	57%	82%	246%	324	%(d)	354	%(d)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	The Fund’s high turnover rate during 2017 was primarily due to significant shareholder flows. During 2018, turnover has remained high due to certain trading strategies.

See accompanying notes to financial statements.

63  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Inflation Protected Securities Fund – Retail Class
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018		Year Ended September 30, 2017
Net asset value, beginning of the period	$11.77	$10.57	$10.11	$10.39		$10.62

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.45	0.10	0.18	0.28		0.14
Net realized and unrealized gain (loss)	0.14	1.17	0.47	(0.26)		(0.20)

Total from Investment Operations	0.59	1.27	0.65	0.02		(0.06)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.44)	(0.07)	(0.19)	(0.30)		(0.17)

Net asset value, end of the period	$11.92	$11.77	$10.57	$10.11		$10.39

Total return(b)	5.04%	12.09%	6.47%	0.23%		(0.59)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$33,949	$7,805	$1,076	$967		$1,144
Net expenses(c)	0.65%	0.65%	0.65%	0.65%		0.65%
Gross expenses	0.77%	0.95%	1.21%	1.19%		1.06%
Net investment income	3.76%	0.91%	1.77%	2.69%		1.37%
Portfolio turnover rate	57%	82%	246%	324	%(d)	354	%(d)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	The Fund’s high turnover rate during 2017 was primarily due to significant shareholder flows. During 2018, turnover has remained high due to certain trading strategies.

	Inflation Protected Securities Fund – Class N
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018		Period Ended September 30, 2017*
Net asset value, beginning of the period	$11.79	$10.59	$10.13	$10.41		$10.43

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.49	0.10	0.21	0.32		0.15
Net realized and unrealized gain (loss)	0.14	1.20	0.47	(0.26)		(0.01)

Total from Investment Operations	0.63	1.30	0.68	0.06		0.14

LESS DISTRIBUTIONS FROM:
Net investment income	(0.47)	(0.10)	(0.22)	(0.34)		(0.16)

Net asset value, end of the period	$11.95	$11.79	$10.59	$10.13		$10.41

Total return(b)	5.37%	12.33%	6.78%	0.53%		1.40	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$8,401	$3,291	$1,779	$1,704		$1,339
Net expenses(d)	0.35%	0.35%	0.35%	0.35%		0.35	%(e)
Gross expenses	0.46%	0.68%	0.91%	0.87%		0.77	%(e)
Net investment income	4.06%	0.90%	2.09%	3.09%		2.18	%(e)
Portfolio turnover rate	57%	82%	246%	324	%(f)	354	%(g)

*	From commencement of Class operations on February 1, 2017 through September 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	During 2018, turnover has remained high due to certain trading strategies.
(g)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

See accompanying notes to financial statements.

|  64

Financial Highlights – continued

For a share outstanding throughout each period.

	Institutional High Income Fund – Institutional Class
	Year Ended September 30, 2021		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$5.99		$6.44	$6.90	$7.01	$6.81

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.26		0.29	0.34	0.36	0.35
Net realized and unrealized gain (loss)	0.63		(0.32)	(0.35)	(0.07)	0.25

Total from Investment Operations	0.89		(0.03)	(0.01)	0.29	0.60

LESS DISTRIBUTIONS FROM:
Net investment income	(0.32)		(0.37)	(0.37)	(0.38)	(0.38)
Net realized capital gains	—		(0.05)	(0.08)	(0.02)	(0.02)

Total Distributions	(0.32)		(0.42)	(0.45)	(0.40)	(0.40)

Net asset value, end of the period	$6.56		$5.99	$6.44	$6.90	$7.01

Total return	15.16%		(0.67)%	0.20%	4.31%	9.19%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$364,445		$516,815	$572,393	$672,775	$731,042
Net expenses	0.70%		0.69%	0.68%	0.68%	0.68%
Gross expenses	0.70%		0.69%	0.68%	0.68%	0.68%
Net investment income	4.07%		4.84%	5.33%	5.26%	5.17%
Portfolio turnover rate	105	%(b)	25%	23%	14%	17%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The variation in the Fund’s turnover rate from 2020 to 2021 was primarily due to a repositioning of the portfolio due to a change in the portfolio management team.

See accompanying notes to financial statements.

65  |

Notes to Financial Statements

September 30, 2021

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Fixed Income Fund (the “Fixed Income Fund”)

Loomis Sayles Global Bond Fund (the “Global Bond Fund”)

Loomis Sayles Inflation Protected Securities Fund (the “Inflation Protected Securities Fund”)

Loomis Sayles Institutional High Income Fund (the “Institutional High Income Fund”)

Each Fund is a diversified investment company.

Each Fund offers Institutional Class shares. Global Bond Fund and Inflation Protected Securities Fund also offer Retail Class shares and Class N shares.

Each share class is sold without a sales charge. Retail Class shares pay a Rule 12b-1 fee. Class N shares are offered with an initial minimum investment of $1,000,000. Institutional Class shares are intended for institutional investors with a minimum initial investment of $100,000 for Global Bond Fund and Inflation Protected Securities Fund and $3,000,000 for Fixed Income Fund and Institutional High Income Fund. Certain categories of investors are exempted from the minimum investment amounts for Class N and Institutional Class as outlined in the relevant Fund’s prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, and Gateway Trust (“Natixis Funds Trusts”) and Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust and Natixis ETF Trust II (“Natixis ETF Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Retail Class), and transfer agent fees are borne collectively for Institutional Class and Retail Class, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Senior loans and collateralized loan obligations are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans and collateralized loan obligations where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Over-the-counter (“OTC”) currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other OTC option contracts (including currency

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options and swaptions not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers. Centrally cleared credit default swap agreements are valued at settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

As of September 30, 2021, securities held by the Funds were fair valued as follows:

Fund	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
Fixed Income Fund	$3,082,767	0.6%	$306,262	0.1%
Institutional High Income Fund	1,585,294	0.4%	6,750,522	1.9%

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Loan consent fees, upfront origination fees and/or amendment fees are recorded when received and included in interest income on the Statements of Operations. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. For payment-in-kind securities, income received in-kind is reflected as an increase to the principal and cost basis of the securities. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class-specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Funds have net losses, reduce or eliminate the amount of income available to be distributed by the Funds.

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The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce or eliminate the amount of income available to be distributed by the Funds.

For the year ended September 30, 2021, the amount of income available to be distributed has been reduced by the following amounts as a result of losses arising from changes in exchange rates:

Fixed Income Fund	$13,287,990
Institutional High Income Fund	7,895,064

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts. Forward foreign currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

e.  Futures Contracts. The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Daily fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as a receivable (payable) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Option Contracts. The Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked-to-market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument or index underlying the written option.

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Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced. OTC options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option. Option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

g.  Swaptions. Certain Funds may enter into interest rate swaptions. An interest rate swaption gives the holder the right, but not the obligation, to enter into or cancel an interest rate swap agreement at a future date. Interest rate swaptions may be either purchased or written. The buyer of an interest rate swaption may purchase either the right to receive a fixed rate in the underlying swap (known as a “receiver swaption”) or to pay a fixed rate (known as a “payer swaption”), based on the notional amount of the swap agreement, in exchange for a floating rate. The notional amounts of swaptions are not recorded in the financial statements.

When a Fund purchases an interest rate swaption, it pays a premium and the swaption is subsequently marked-to-market to reflect current value. Premiums paid for purchasing interest rate swaptions which expire are treated as realized losses. Premiums paid for purchasing interest rate swaptions which are exercised are added to the cost or deducted from the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing interest rate swaptions is limited to the premium paid.

When a Fund writes an interest rate swaption, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current value. Premiums received for written interest rate swaptions which expire are treated as realized gains. Premiums received for written interest rate swaptions which are exercised are deducted from the cost or added to the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing purchase transaction, the difference between the premium received and any amount paid on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the premium received is less than the amount paid, as a realized loss. A Fund, as writer of a written interest rate swaption, bears the risk of an unfavorable change in the market value of the swap underlying the written interest rate swaption.

Over-the-counter interest rate swaptions are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the swaption. Swaptions outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

h.  Swap Agreements. The Funds may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily, and fluctuations in value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Assets and Liabilities as part of unrealized appreciation (depreciation) on swap agreements. When received or paid, fees are recorded in the Statements of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Funds face the CCP through a broker. Upon entering into a

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centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Funds based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Funds’ counterparty credit risk is reduced as the CCP stands between the Funds and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking cash or securities. Swap agreements outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

i.  When-Issued and Delayed Delivery Transactions. The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

j.  Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2021 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts that have been or are expected to be reclaimed and paid. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or are expected to be filed and paid are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

k.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as distribution re-designations, foreign currency gains and losses, convertible bond adjustments, paydown gains and losses, premium amortization, return of capital distributions received, defaulted and/or non-income producing securities, capital gains taxes, contingent payment debt instruments, treasury inflation-protected bonds, perpetual bond adjustments and trust preferred securities. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, forward foreign currency contract mark-to-market, trust preferred securities, corporate actions, straddle loss deferral adjustments, perpetual bond adjustments, futures contract mark-to-market and defaulted and/or non-income producing securities. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

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The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2021 and 2020 was as follows:

	2021 Distributions			2020 Distributions
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Fixed Income Fund	$33,136,248	$5,985,045	$39,121,293	$30,736,093	$—	$30,736,093
Global Bond Fund	25,619,343	10,915,215	36,534,558	5,806,837	1,783,363	7,590,200
Inflation Protected Securities Fund	7,892,084	—	7,892,084	586,997	—	586,997
Institutional High Income Fund	26,161,315	—	26,161,315	32,074,233	3,503,819	35,578,052
Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of September 30, 2021, the components of distributable earnings on a tax basis were as follows:

	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund	Institutional High Income Fund
Undistributed ordinary income	$7,276,504	$18,228,010	$2,071,517	$16,658,009
Undistributed long-term capital gains	18,693,881	8,674,211	1,884,400	—

Total undistributed earnings	25,970,385	26,902,221	3,955,917	16,658,009

Unrealized appreciation (depreciation)	8,144,368	1,647,295	(60,300)	(11,355,572)

Total accumulated earnings	$34,114,753	$28,549,516	$3,895,617	$5,302,437

Capital loss carryforward utilized in the current year	$—	$—	$801,093	$20,308,291

As of September 30, 2021, unrealized appreciation (depreciation) as a component of distributable earnings was as follows:

	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund	Institutional High Income Fund
Unrealized appreciation (depreciation)
Investments	$19,152,954	$7,572,036	$(60,300)	$(7,922,492)
Foreign currency translations	(11,008,586)	(5,924,741)	—	(3,433,080)

Total unrealized appreciation (depreciation)	$8,144,368	$1,647,295	$(60,300)	$(11,355,572)

As of September 30, 2021, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund	Institutional High Income Fund
Federal tax cost	$503,468,905	$750,085,367	$259,087,617	$375,234,305

Gross tax appreciation	$29,857,179	$20,047,166	$3,057,507	$16,005,025
Gross tax depreciation	(21,671,404)	(18,121,191)	(3,117,807)	(27,351,158)

Net tax appreciation (depreciation)	$8,185,775	$1,925,975	$(60,300)	$(11,346,133)

The difference between these amounts and those reported in the preceding table, if any, are primarily attributable to foreign currency mark-to-market and foreign capital gains taxes.

l.  Senior Loans. Each Fund may invest in senior loans to corporate, governmental or other borrowers. Senior loans, which include both secured and unsecured loans made by banks and other financial institutions to corporate customers, typically hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. Senior Loans can include term loans, revolving credit facility loans and second lien loans. A senior loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the senior loan, as specified in the loan agreement. Large loans may be shared or syndicated among several lenders. A Fund may enter into the primary syndicate for a loan or it may also purchase all or a portion of loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. The settlement period for senior loans is uncertain as there is no standardized settlement schedule applicable to such investments. Senior loans outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

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m.  Loan Participations. A Fund’s investments in senior loans may be in the form of participations in loans. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk from both the party from whom it purchased the loan participation and the borrower. Additionally, a Fund may have minimal control over the terms of any loan modification. Loan participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

n.  Collateralized Loan Obligations. Each Fund may invest in collateralized loan obligations (“CLOs”). A CLO is a type of asset-backed security designed to redirect the cash flows from a pool of leveraged loans to investors based on their risk preferences. Cash flows from a CLO are split into two or more portions, called tranches, varying in risk and yield. The risk of an investment in a CLO depends largely on the type of the collateralized securities and the class of the instrument in which the Fund invests. The intent of the Funds when investing in CLOs is to purchase only higher level, investment grade level select tranches. CLOs outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

o.  Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2021, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

p.  Due to/from Brokers. Transactions and positions in certain futures, forward foreign currency contracts and delayed delivery commitments are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between a Fund and the various broker/dealers. The due from brokers balance in the Statements of Assets and Liabilities for Global Bond Fund represents cash pledged as collateral for forward foreign currency contracts and delayed delivery securities and as initial margin for futures contracts. The due from brokers balance in the Statements of Assets and Liabilities for Inflation Protected Securities Fund represents cash pledged as initial margin for futures contracts. The due to brokers balance in the Statements of Assets and Liabilities for Global Bond Fund represents cash received as collateral for forward foreign currency contracts. In certain circumstances a Fund’s use of cash and/or securities held at brokers is restricted by regulation or broker mandated limits.

q.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2021, none of the Funds had loaned securities under this agreement.

r.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

s.  New Accounting Pronouncement. In January 2021, the Financial Accounting Standards Board issued Accounting Standard Update 2021-01, Reference Rate Reform (Topic 848) (“ASU 2021-01”). ASU 2021-01 is an update of ASU 2020-04, which was issued in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of the London Interbank Offered Rate (“LIBOR”), expected to occur no later than June 30, 2023. Regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides temporary guidance

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September 30, 2021

to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. ASU 2020-04 amendments offer optional expedients for contract modifications that would allow an entity to account for such modifications by prospectively adjusting the effective interest rate, instead of evaluating each contract, in accordance with existing accounting standards, as to whether reference rate modifications constitute the establishment of new contracts or the continuation of existing contracts. ASU 2021-01 clarifies that certain provisions in Topic 848, if elected by an entity, apply to derivative instruments that use an interest rate for margining, discounting, or contract price alignment that is modified as a result of reference rate reform. The amendments are currently effective and an entity may elect to apply its provisions as of any date from the beginning of an interim period that includes or is subsequent to March 12, 2020. Management expects to apply the optional expedients when appropriate.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. The Funds’ adviser may use internally developed models to validate broker-dealer bid prices that are only available from a single broker or market maker. Such securities are considered and classified as fair valued. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2021, at value:

Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$14,850,819	$185,168	(b)	$15,035,987
Property & Casualty Insurance	—	—	281,175	(c)	281,175
All Other Non-Convertible Bonds(a)	—	380,988,884	—		380,988,884

Total Non-Convertible Bonds	—	395,839,703	466,343		396,306,046

Convertible Bonds(a)	—	20,702,708	—		20,702,708
Municipals(a)	—	4,161,133	—		4,161,133

Total Bonds and Notes	—	420,703,544	466,343		421,169,887

Senior Loans(a)	—	4,451,834	—		4,451,834
Collateralized Loan Obligations	—	22,745,569	—		22,745,569
Common Stocks
Chemicals	—	1,802,561	—		1,802,561
All Other Common Stocks(a)	40,673,426	—	—		40,673,426

Total Common Stocks	40,673,426	1,802,561	—		42,475,987

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Notes to Financial Statements – continued

September 30, 2021

Fixed Income Fund

Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3	Total
Preferred Stocks
Convertible Preferred Stocks
Wireless	$—	$1,597,778	$—	$1,597,778
All Other Convertible Preferred Stocks(a)	5,456,323	—	—	5,456,323

Total Convertible Preferred Stocks	5,456,323	1,597,778	—	7,054,101

Non-Convertible Preferred Stocks(a)	—	479,609	—	479,609

Total Preferred Stocks	5,456,323	2,077,387	—	7,533,710

Short-Term Investments	—	13,277,693	—	13,277,693

Total Investments	46,129,749	465,058,588	466,343	511,654,680

Futures Contracts (unrealized appreciation)	520,146	—	—	520,146

Total	$46,649,895	$465,058,588	$466,343	$512,174,826

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Fair valued by the Fund’s adviser ($25,087) or valued using broker-dealer bid prices ($160,081).

(c) Fair valued by the Fund’s adviser.

Global Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$712,378,851	$—	$712,378,851
Short-Term Investments	—	39,678,479	—	39,678,479

Total Investments	—	752,057,330	—	752,057,330

Forward Foreign Currency Contracts (unrealized appreciation)	—	848,564	—	848,564
Futures Contracts (unrealized appreciation)	1,242,540	—	—	1,242,540

Total	$1,242,540	$752,905,894	$—	$754,148,434

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(1,356,650)	$—	$(1,356,650)
Futures Contracts (unrealized depreciation)	(531,604)	—	—	(531,604)

Total	$(531,604)	$(1,356,650)	$—	$(1,888,254)

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Inflation Protected Securities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$247,676,782	$—	$247,676,782
Short-Term Investments	—	11,350,535	—	11,350,535

Total Investments	—	259,027,317	—	259,027,317

Futures Contracts (unrealized appreciation)	359,377	—	—	359,377

Total	$359,377	$259,027,317	$—	$259,386,694

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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Notes to Financial Statements – continued

September 30, 2021

Institutional High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Independent Energy	$—	$23,435,252	$61,600	(b)	$23,496,852
Property & Casualty Insurance	—	1,540,077	331,200	(b)	1,871,277
All Other Non-Convertible Bonds(a)	—	231,950,843	—		231,950,843

Total Non-Convertible Bonds	—	256,926,172	392,800		257,318,972

Convertible Bonds
Oil Field Services	—	—	3,367,304	(b)	3,367,304
All Other Convertible Bonds(a)	—	20,351,820	—		20,351,820

Total Convertible Bonds	—	20,351,820	3,367,304		23,719,124

Total Bonds and Notes	—	277,277,992	3,760,104		281,038,096

Senior Loans(a)	—	3,069,205	—		3,069,205
Collateralized Loan Obligations	—	7,786,359	1,744,972	(c)	9,531,331
Common Stocks
Chemicals	—	1,277,767	—		1,277,767
Energy Equipment & Services	—	—	260,799	(b)	260,799
Oil, Gas & Consumable Fuels	3,258,028	—	1,269,619	(b)	4,527,647
Software	1,371,823	3,792	—		1,375,615
All Other Common Stocks(a)	33,519,791	—	—		33,519,791

Total Common Stocks	38,149,642	1,281,559	1,530,418		40,961,619

Preferred Stocks
Convertible Preferred Stocks
Wireless	—	1,001,862	—		1,001,862
All Other Convertible Preferred Stocks(a)	845,447	—	—		845,447

Total Convertible Preferred Stocks	845,447	1,001,862	—		1,847,309

Non-Convertible Preferred Stocks
Home Construction	372,137	—	—		372,137
REITs—Warehouse/Industrials	—	235,410	—		235,410

Total Non-Convertible Preferred Stocks	372,137	235,410	—		607,547

Total Preferred Stocks	1,217,584	1,237,272	—		2,454,856

Exchange-Traded Funds	17,935,450	—	—		17,935,450
Short-Term Investments	—	8,897,615	—		8,897,615

Total	$57,302,676	$299,550,002	$7,035,494		$363,888,172

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Fair valued by the Fund’s adviser.

(c) Fair valued by the Fund’s adviser ($1,460,000) or valued using broker-dealer bid prices ($284,972).

75  |

Notes to Financial Statements – continued

September 30, 2021

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2020 and/or September 30, 2021:

Fixed Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2020		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2021	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2021
Bonds and Notes
Non-Convertible Bonds
ABS Other	$859,618	(a)	$—	$149	$1,642,702	$256,511	$(2,573,812)	$—	$—	$185,168	$289,918
Finance Companies	96,284		—	—	—	—	—	—	(96,284)	—	—
Property & Casualty Insurance	—		6,130	—	(295,455)	—	—	570,500	—	281,175	(295,455)
Common Stocks
Oil, Gas & Consumable Fuels	—	(a)	—	(73,304)	73,304	—	—	—	—	—	—
Preferred Stocks
Energy	—	(a)	—	(2,712,567)	2,712,567	—	—	—	—	—	—

Total	$955,902		$6,130	$(2,785,722)	$4,133,118	$256,511	$(2,573,812)	$570,500	$(96,284)	$466,343	$(5,537)

(a) Includes a security fair valued at zero by the Fund’s adviser using Level 3 inputs.

A debt security valued at $96,284 was transferred from Level 3 to Level 2 during the period ended September 30, 2021. At September 30, 2020, this security was valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service did not provide a reliable price for the security. At September 30, 2021, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

A debt security valued at $570,500 was transferred from Level 2 to Level 3 during the period ended September 30, 2021. At September 30, 2020, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2021, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

Institutional High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2020	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2021	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2021
Bonds and Notes
Non-Convertible Bonds
Finance Companies	$320,948	$—	$—	$—	$—	$—	$—	$(320,948)	$—	$—
Independent Energy	—	23,312	—	30,896	—	—	7,392	—	61,600	30,896
Property & Casualty Insurance	—	8,771	—	(349,571)	—	—	672,000	—	331,200	(349,571)
Convertible Bonds
Oil Field Services	2,008,394	38,971	—	1,160,864	159,075	—	—	—	3,367,304	1,160,864
Collateralized Loan Obligations	—	—	—	(28)	1,745,000	—	—	—	1,744,972	(28)

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September 30, 2021

Institutional High Income Fund

Asset Valuation Inputs – continued

Investments in Securities	Balance as of September 30, 2020		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2021	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2021
Common Stocks
Energy Equipment & Services	$—	(a)	$—	$—	$260,799	$—	$—	$—	$—	$260,799	$260,799
Oil, Gas & Consumable Fuels	—	(a)	—	(85,479)	531,625	823,473	—	—	—	1,269,619	446,147
Preferred Stocks
Convertible Preferred Stocks
Energy	—	(a)	—	(5,645,667)	5,645,667	—	—	—	—	—	—

Total	$2,329,342		$71,054	$(5,731,146)	$7,280,252	$2,727,548	$—	$679,392	$(320,948)	$7,035,494	$1,549,107

(a) Includes securities fair valued at zero by the Fund’s adviser using Level 3 inputs.

A debt security valued at $320,948 was transferred from Level 3 to Level 2 during the period ended September 30, 2021. At September 30, 2020, this security was valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service did not provide a reliable price for the security. At September 30, 2021, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

A debt security valued at $7,392 was transferred from Level 2 to Level 3 during the period ended September 30, 2021. At September 30, 2020, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2021, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service was unable to price the security.

A debt security valued at $672,000 was transferred from Level 2 to Level 3 during the period ended September 30, 2021. At September 30, 2020, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2021, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

The significant unobservable inputs used for those securities fair valued by the adviser and categorized in Level 3 as of September 30, 2021, were as follows:

Description	Valuation Technique(s)	Unobservable Input	Unobservable Input Value(s)	Value
Bonds and Notes
Independent Energy	Multiple(1)	EBITDA multiple	4.1
		Weighted average cost of capital	14%
		Terminal growth rate	-3%
		Liquidity discount	25%
		Stale financials discount	25%
		Estimated recovery	4%	$61,600

Oil Field Services	Transaction based value(2)	Pro-forma debt (in millions)	65
		Liquidity discount	20%	3,367,304

Property & Casualty Insurance	Wind-down scenario(3)	Internal Rate of Return	8.21%	331,200

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Notes to Financial Statements – continued

September 30, 2021

Description	Valuation Technique(s)	Unobservable Input	Unobservable Input Value(s)	Value
Common Stocks
Energy Equipment & Services	Transaction based value(4)	Pro-forma debt (in millions)	65
		Liquidity discount	20%	$260,799

Oil, Gas & Consumable Fuels	Multiple(5)	EBITDA multiple	4.4953
		Production multiple	39,282
		Weighted average cost of capital	15%
		Terminal growth rate	0%
		Liquidity discount	45.48%	1,269,619

				$5,290,522

EBITDA    Earnings before interest, taxes, depreciation and amortization

(1) Security is valued using the weighted average of two methodologies, to which a liquidity discount and a stale financials discount is applied: enterprise value as determined by a EBITDA multiple derived from comparable companies (weighted 50%), and discounted cash flows (weighted 50%), for which the significant unobservable inputs are the weighted average cost of capital and terminal growth rate. Equity value calculated using this method has been reduced to reflect the estimated recovery value to unsecured bondholders upon completion of a reorganization. Significant changes in input values could have a material effect on the fair value measurement. There is a direct relationship between the EBITDA multiple, terminal growth rate, and estimated recovery and the fair value measurement, meaning a significant increase in any of those input values in isolation would have resulted in a higher fair value measurement, and vice versa. There is an inverse relationship between the weighted average cost of capital, liquidity discount, and stale financials discount and the fair value measurement, meaning a significant increase in either of those inputs in isolation would have resulted in a lower fair value measurement, and vice versa.

(2) Security is valued using a transaction based value as determined by an acquisition agreement between a third party and the issuer. Value is calculated using acquisition proceeds, less pro-forma debt and term loan premium, multiplied by a percentage allocated to convertible bond holders, divided by convertible bond principal outstanding and then applying a liquidity discount. Acquisition proceeds are calculated using the shares offered by the acquiring company multiplied by the current market price of those shares, then adding the cash value offered by the acquiring company. The significant unobservable inputs used are the pro-forma debt and liquidity discount. Significant changes in input values could have a material effect on the fair value measurement. There is an inverse relationship between the pro-forma debt and liquidity discount and the fair value measurement, meaning a significant increase in either of those inputs in isolation would have resulted in a lower fair value measurement, and vice versa.

(3) Security is valued using a wind-down scenario. The significant unobservable input used in the fair value measurement is an internal rate of return. Significant changes in input values could have a material effect on the fair value measurement. There is a direct relationship between the internal rate of return and the fair value measurement, meaning a significant increase in the input value would have resulted in a higher fair value measurement, and vice versa.

(4) Security is valued using a transaction based value as determined by an acquisition agreement between a third party and the issuer. Value is calculated using acquisition proceeds, less pro-forma debt and term loan premium, multiplied by a percentage allocated to common stock holders, divided by fully diluted shares outstanding and then applying a liquidity discount. Acquisition proceeds are calculated using the shares offered by the acquiring company multiplied by the current market price of those shares, then adding the cash value offered by the acquiring company. The significant unobservable inputs used are the pro-forma debt and liquidity discount. Significant changes in input values could have a material effect on the fair value measurement. There is an inverse relationship between the pro-forma debt and liquidity discount and the fair value measurement, meaning a significant increase in either of those inputs in isolation would have resulted in a lower fair value measurement, and vice versa.

(5) Security is valued using the weighted average of three methodologies, to which a liquidity discount is applied: enterprise value as determined by a EBITDA multiple derived from comparable companies (weighted 50%), enterprise value as determined by a production multiple derived from comparable companies (weighted 40%), and discounted cash flows (weighted 10%), for which the significant unobservable inputs are the weighted average cost of capital and terminal growth rate. Significant changes in input values could have a material effect on the fair value measurement. There is a direct relationship between the EBITDA multiple, production multiple, and terminal growth rate and the fair value measurement, meaning a significant increase in any of those input values in isolation would have resulted in a higher fair value measurement, and vice versa. There is an inverse relationship between the weighted average cost of capital and liquidity discount and the fair value measurement, meaning a significant increase in either of those inputs in isolation would have resulted in a lower fair value measurement, and vice versa.

4.  Derivatives. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Fixed Income Fund, Global Bond Fund and Inflation Protected Securities Fund used during the period include forward foreign currency contracts, futures contracts and option contracts.

Global Bond Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts and option contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Fund may also use forward foreign currency contracts and option contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. During the year ended September 30, 2021, Global Bond Fund engaged in forward foreign currency contracts and option contracts for hedging purposes and to gain exposure to foreign currencies.

Fixed Income Fund, Global Bond Fund and Inflation Protected Securities Fund are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed-income securities. A Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Funds may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. During the year ended September 30, 2021, Fixed Income Fund and Global Bond Fund used futures contracts to manage duration. Inflation Protected Securities Fund used futures contracts to manage duration and for hedging purposes.

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September 30, 2021

The following is a summary of derivative instruments for Fixed Income Fund as of September 30, 2021, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on futures contracts[1]
Exchange-traded asset derivatives
Interest rate contracts	$520,146

1 Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Fixed Income Fund during the year ended September 30, 2021, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$(1,686,015)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$520,146

The following is a summary of derivative instruments for Global Bond Fund as of September 30, 2021, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts[1]
Over-the-counter asset derivatives
Foreign exchange contracts	$848,564	$—
Exchange-traded asset derivatives
Interest rate contracts	$—	$1,242,540

Total asset derivatives	$848,564	$1,242,540

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts[1]
Over-the-counter liability derivatives
Foreign exchange contracts	$(1,356,650)	$—
Exchange-traded liability derivatives
Interest rate contracts	$—	$(531,604)

Total liability derivatives	$(1,356,650)	$(531,604)

1 Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Global Bond Fund during the year ended September 30, 2021, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Investments[2]	Forward foreign currency contracts	Futures contracts	Options written
Interest rate contracts	$—	$—	$316,993	$—
Foreign exchange contracts	(185,943)	(2,760,651)	—	103,157

Total	$(185,943)	$(2,760,651)	$316,993	$103,157

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Notes to Financial Statements – continued

September 30, 2021

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[2]	Forward foreign currency contracts	Futures contracts	Options written
Interest rate contracts	$—	$—	$576,652	$—
Foreign exchange contracts	69,068	(966,821)	—	(31,141)

Total	$69,068	$(966,821)	$576,652	$(31,141)

2  Represents realized loss and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

The following is a summary of derivative instruments for Inflation Protected Securities Fund as of September 30, 2021, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on futures contracts[1]
Exchange-traded asset derivatives
Interest rate contracts	$359,377

1 Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Inflation Protected Securities Fund during the year ended September 30, 2021, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$488,379

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$359,377

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract and futures contract activity, as a percentage of net assets for Fixed Income Fund, Global Bond Fund and Inflation Protected Securities Fund based on gross month-end or daily (as applicable) notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2021:

Fixed Income Fund	Futures
Average Notional Amount Outstanding	4.43%
Highest Notional Amount Outstanding	13.38%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of September 30, 2021	6.62%

Global Bond Fund	Forwards	Futures
Average Notional Amount Outstanding	27.77%	24.32%
Highest Notional Amount Outstanding	42.30%	27.46%
Lowest Notional Amount Outstanding	19.16%	17.30%
Notional Amount Outstanding as of September 30, 2021	19.57%	18.53%

Inflation Protected Securities Fund	Futures
Average Notional Amount Outstanding	5.20%
Highest Notional Amount Outstanding	7.90%
Lowest Notional Amount Outstanding	2.99%
Notional Amount Outstanding as of September 30, 2021	7.30%

Unrealized gain and/or loss on open forwards and futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward and futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

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The volume of option contract activity, as a percentage of net assets for Global Bond Fund, based on the month-end market values of instruments underlying purchased and written options, at absolute value, was as follows for the year ended September 30, 2021:

Global Bond Fund	Call Options Purchased*	Put Options Purchased*	Call Options Written*	Put Options Written*
Average Market Value of Underlying Instruments	0.51%	0.12%	0.21%	0.12%
Highest Market Value of Underlying Instruments	1.14%	0.77%	0.80%	0.75%
Lowest Market Value of Underlying Instruments	0.00%	0.00%	0.00%	0.00%
Market Value of Underlying Instruments as of September 30, 2021	0.00%	0.00%	0.00%	0.00%

* Market value of underlying instruments is determined for currencies by multiplying par value by the strike price and dividing by the foreign currency exchange rate.

Notional amounts outstanding at the end of the prior period, if applicable, are included in the average notional amount outstanding.

Over-the-counter derivatives, including forward foreign currency contracts and options contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of September 30, 2021, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Global Bond Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$226,597	$—	$226,597	$—	$226,597
BNP Paribas S.A.	14,716	(10,264)	4,452	—	4,452
Citibank N.A.	254,089	—	254,089	(254,089)	—
Credit Suisse International	44,677	(44,677)	—	—	—
Morgan Stanley Capital Services, Inc.	80,675	—	80,675	—	80,675
UBS AG	227,810	(227,810)	—	—	—

	$848,564	$(282,751)	$565,813	$(254,089)	$311,724

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
BNP Paribas S.A.	$(10,264)	$10,264	$—	$—	$—
Credit Suisse International	(82,061)	44,677	(37,384)	37,384	—
HSBC Bank USA	(174,871)	—	(174,871)	—	(174,871)
Standard Chartered Bank	(764,698)	—	(764,698)	660,000	(104,698)
UBS AG	(324,756)	227,810	(96,946)	96,946	—

	$(1,356,650)	$282,751	$(1,073,899)	$794,330	$(279,569)

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged

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exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of September 30, 2021:

Fund	Maximum Amount of Loss – Gross	Maximum Amount of Loss – Net
Fixed Income Fund	$1,549,516	$1,549,516
Global Bond Fund	7,756,650	6,425,480
Inflation Protected Securities Fund	438,000	438,000

Net loss amount reflects cash received as collateral for Global Bond Fund of $300,000, which is recorded on the Statements of Assets and Liabilities.

5.  Purchases and Sales of Securities. For the year ended September 30, 2021, purchases and sales of securities (excluding short-term investments and option contracts and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Fixed Income Fund	$161,435,105	$157,350,370	$422,055,367	$562,892,667
Global Bond Fund	1,560,576,397	1,512,620,818	408,185,193	422,963,998
Inflation Protected Securities Fund	142,533,818	45,264,846	68,140,072	48,939,879
Institutional High Income Fund	34,089,050	72,918,876	399,116,969	559,403,956

6. Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, LLC, which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Over $10 Billion
Fixed Income Fund	0.50%	0.50%	0.50%	0.50%	0.50%
Global Bond Fund	0.55%	0.50%	0.48%	0.45%	0.40%
Inflation Protected Securities Fund	0.25%	0.25%	0.25%	0.25%	0.25%
Institutional High Income Fund	0.60%	0.60%	0.60%	0.60%	0.60%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2022, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, are net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

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For the year ended September 30, 2021, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Class N
Fixed Income Fund	0.65%	—	—
Global Bond Fund	0.69%	0.94%	0.64%
Inflation Protected Securities Fund	0.40%	0.65%	0.35%
Institutional High Income Fund	0.75%	—	—

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below both (1) a class’ expense limitation ratio in place at the time such amounts were waived/reimbursed and (2) a class’ current applicable expense limitation ratio, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2021, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Fixed Income Fund	$3,113,585	$—	$3,113,585	0.50%	0.50%
Global Bond Fund	4,178,923	332,995	3,845,928	0.55%	0.51%
Inflation Protected Securities Fund	425,496	204,850	220,646	0.25%	0.13%
Institutional High Income Fund	2,658,278	—	2,658,278	0.60%	0.60%

1 Management fee waiver is subject to possible recovery until September 30, 2022.

No expenses were recovered for any of the Funds during the year ended September 30, 2021 under the terms of the expense limitation agreements.

b.   Distribution Fees. Natixis Distribution, LLC (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis Investment Managers, LLC, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, Global Bond Fund and Inflation Protected Securities Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plans”).

Under the Retail Class Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Retail Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

For the year ended September 30, 2021, the distribution fees for each Fund were as follows:

Fund	Retail Class
Global Bond Fund	$441,238
Inflation Protected Securities Fund	52,095

c.   Administrative Fees. Natixis Advisors, LLC (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis Investment Managers, LLC. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trusts and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts of $10 million, which is reevaluated on an annual basis.

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For the year ended September 30, 2021, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Fixed Income Fund	$266,637
Global Bond Fund	325,263
Inflation Protected Securities Fund	72,756
Institutional High Income Fund	189,816

d.   Sub-Transfer Agent Fees. Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2021, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Global Bond Fund	$475,640
Inflation Protected Securities Fund	137,830
Institutional High Income Fund	6,482

As of September 30, 2021, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Global Bond Fund	$5,756
Inflation Protected Securities Fund	2,257
Institutional High Income Fund	85

Sub-transfer agent fees attributable to Institutional Class and Retail Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis Investment Managers, LLC or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $199,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata

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among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trust.

f.  Affiliated Ownership. As of September 30, 2021, the percentage of each Fund’s net assets owned by affiliates is as follows:

Inflation Protected Securities Fund	Percentage of Net Assets
Loomis Sayles Employees’ Profit Sharing Retirement Plan	3.48%
Loomis Sayles Non-Qualified Retirement Plans	3.69%
Natixis Sustainable Future 2015 Fund	0.25%
Natixis Sustainable Future 2020 Fund	0.15%
Natixis Sustainable Future 2025 Fund	0.18%
Natixis Sustainable Future 2030 Fund	0.25%
Natixis Sustainable Future 2035 Fund	0.21%
Natixis Sustainable Future 2040 Fund	0.10%
Natixis Sustainable Future 2045 Fund	0.08%
Natixis Sustainable Future 2050 Fund	0.01%

8.40%

Institutional High Income Fund	Percentage of Net Assets
Loomis Sayles Employees’ Profit Sharing Retirement Plan	5.94%
Loomis Sayles Non-Qualified Retirement Plans	6.86%
Loomis Sayles Employees	18.94%

31.74%

Investment activities of affiliated shareholders could have material impacts on the Funds.

g.  Reimbursement of Transfer Agent Fees and Expenses. Natixis Advisors has given a binding contractual undertaking to Inflation Protected Securities Fund to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through January 31, 2022 and is not subject to recovery under the expense limitation agreement described above.

For the year ended September 30, 2021, Natixis Advisors reimbursed the Fund $1,719 for transfer agency expenses related to Class N shares.

7.  Class-Specific Transfer Agent Fees and Expenses. Transfer agent fees and expenses for Global Bond Fund and Inflation Protected Securities Fund attributable to Institutional Class and Retail Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended September 30, 2021, Global Bond Fund and Inflation Protected Securities Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Class N
Global Bond Fund	$349,166	$158,296	$4,382
Inflation Protected Securities Fund	130,812	19,029	1,719

8.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $500,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $500,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees and/or miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

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Prior to April 8, 2021, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit.

For the year ended September 30, 2021, Institutional High Income Fund had an average daily balance on the line of credit (for those days on which there were borrowings) of $26,200,000 at a weighted average interest rate of 1.15%. Interest expense incurred on the line of credit was $837.

9.  Risk. Certain Funds’ investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Funds’ investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Global markets have experienced periods of high volatility triggered by the Covid-19 pandemic. The impact of this pandemic and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Such effects could impair the Funds’ ability to maintain operational standards, disrupt the operations of the Funds’ service providers, adversely affect the value and liquidity of the Funds’ investments and negatively impact the Funds’ performance.

10.  Concentration of Ownership. From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2021, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 6f)	Total Percentage of Ownership
Fixed Income Fund	5	46.13%	—	46.13%
Inflation Protected Securities Fund	3	21.10%	8.40%	29.50%
Institutional High Income Fund	2	21.39%	31.74%	53.13%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

11.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Fixed Income Fund

	Year Ended September 30, 2021		Year Ended September 30, 2020

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	6,053,196	$80,923,538	7,020,185	$89,016,804
Issued in connection with the reinvestment of distributions	2,926,309	38,510,221	2,287,100	30,326,949
Redeemed	(19,256,605)	(258,978,980)	(18,814,579)	(247,187,930)

Net change	(10,277,100)	$(139,545,221)	(9,507,294)	$(127,844,177)

Decrease from capital share transactions	(10,277,100)	$(139,545,221)	(9,507,294)	$(127,844,177)

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11.  Capital Shares – continued

	Global Bond Fund

	Year Ended September 30, 2021		Year Ended September 30, 2020

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	7,645,306	$138,666,580	5,555,213	$98,607,712
Issued in connection with the reinvestment of distributions	981,223	17,936,770	210,661	3,568,605
Redeemed	(7,472,461)	(135,239,164)	(6,015,735)	(104,179,498)

Net change	1,154,068	$21,364,186	(249,861)	$(2,003,181)

Retail Class
Issued from the sale of shares	2,264,155	$40,332,865	1,635,100	$28,315,669
Issued in connection with the reinvestment of distributions	475,717	8,543,869	98,162	1,635,375
Redeemed	(2,769,338)	(49,502,469)	(4,162,003)	(71,128,394)

Net change	(29,466)	$(625,735)	(2,428,741)	$(41,177,350)

Class N
Issued from the sale of shares	6,236,077	$113,531,139	3,194,087	$56,906,307
Issued in connection with the reinvestment of distributions	438,646	8,040,371	115,413	1,959,710
Redeemed	(4,155,738)	(74,450,308)	(9,144,235)	(156,731,097)

Net change	2,518,985	$47,121,202	(5,834,735)	$(97,865,080)

Increase (decrease) from capital share transactions	3,643,587	$67,859,653	(8,513,337)	$(141,045,611)

	Inflation Protected Securities Fund

	Year Ended September 30, 2021		Year Ended September 30, 2020

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	14,126,843	$169,701,298	9,022,178	$103,538,509
Issued in connection with the reinvestment of distributions	551,395	6,573,976	45,669	521,720
Redeemed	(6,326,851)	(75,108,125)	(1,449,225)	(16,384,767)

Net change	8,351,387	$101,167,149	7,618,622	$87,675,462

Retail Class
Issued from the sale of shares	2,588,704	$30,936,263	1,085,988	$12,070,759
Issued in connection with the reinvestment of distributions	83,698	996,245	3,540	39,438
Redeemed	(487,824)	(5,829,863)	(527,901)	(5,682,597)

Net change	2,184,578	$26,102,645	561,627	$6,427,600

Class N
Issued from the sale of shares	569,437	$6,795,275	181,985	$2,024,376
Issued in connection with the reinvestment of distributions	21,149	252,287	2,074	23,179
Redeemed	(166,819)	(1,977,149)	(72,853)	(810,946)

Net change	423,767	$5,070,413	111,206	$1,236,609

Increase from capital share transactions	10,959,732	$132,340,207	8,291,455	$95,339,671

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11.  Capital Shares – continued

	Institutional High Income Fund

	Year Ended September 30, 2021		Year Ended September 30, 2020

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	4,866,811	$31,121,246	9,292,795	$54,082,337
Issued in connection with the reinvestment of distributions	3,663,176	22,418,638	5,480,189	33,922,368
Redeemed	(39,234,503)	(246,886,792)	(17,398,541)	(104,435,826)

Net change	(30,704,516)	$(193,346,908)	(2,625,557)	$(16,431,121)

Decrease from capital share transactions	(30,704,516)	$(193,346,908)	(2,625,557)	$(16,431,121)

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds I and Shareholders of Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund and Loomis Sayles Institutional High Income Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund and Loomis Sayles Institutional High Income Fund (four of the funds constituting Loomis Sayles Funds I, hereafter collectively referred to as the “Funds”) as of September 30, 2021, the related statements of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2021 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

November 22, 2021

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

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2021 U.S. Tax Distribution Information to Shareholders (unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2021, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Fixed Income Fund	11.24%
Institutional High Income Fund	10.03%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2021, unless subsequently determined to be different.

Fund	Amount
Fixed Income Fund	$5,985,045
Global Bond Fund	10,915,215

Qualified Dividend Income. For the fiscal year ended September 30, 2021, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2021, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Fixed Income Fund
Institutional High Income Fund

Foreign Tax Credit. For the year ended September 30, 2021, the Fund intends to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
Global Bond Fund	$57,523	$12,921,975

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Trustee and Officer Information

The tables below provide certain information regarding the Trustees and officers of Loomis Sayles Funds I (the “Trust”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the Trustees of the Trust and is available by calling Loomis Sayles Funds at 800-633-3330.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees
Edmond J. English (1953)	Trustee since 2013 Chairperson of the Governance Committee and Contract Review Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	54 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired	54 Director of Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of the Contract Review Committee	Retired	54 Director, Abt Associates Inc. (research and consulting); Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member and Governance Committee Member	President, University of Massachusetts	54 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Maureen B. Mitchell (1951)	Trustee since 2017 Audit Committee Member and Governance Committee Member	Retired	54 Director, Sterling Bancorp (bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

James P. Palermo (1955)	Trustee since 2016 Audit Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	54 Director, FutureFuel.io (chemicals and biofuels)	Significant experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Chairperson of the Board of Trustees since January 2021 Trustee since 2009 Ex Officio member of the Audit Committee, Contract Review Committee and Governance Committee	Professor of Finance at Babson College	54 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member	Retired	54 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member and Governance Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance)	54 Trustee, Eastern Bank (bank); Director, Apartment Investment and Management Company (real estate investment trust);	Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Audit Committee	Retired; formerly, Deputy Dean for Finance and Administration, Yale University School of Medicine	54 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Interested Trustees
Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer since 2015	President, Chief Executive Officer and Chairman of the Board of Directors, Loomis, Sayles & Company, L.P.	54 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 Executive Vice President since 2008	President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC	54 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, LLC and Natixis Distribution, LLC

[1]	Each Trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The Trustees of the Trust serve as Trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

Officers of the Trust
Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC

Natalie R. Wagner (1979)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since May 2021	Formerly, Vice President, Head of Corporate Compliance, Global Atlantic Financial Group
	Chief Legal Officer	Since July 2021

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, LLC, Natixis Advisors, LLC or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

93  |

Loomis Sayles High Income Opportunities Fund

Loomis Sayles Securitized Asset Fund

Annual Report

September 30, 2021

Portfolio Review	1

Portfolio of Investments	12

Financial Statements	44

Notes to Financial Statements	48

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

Managers	Symbol

Matthew J. Eagan, CFA®	Institutional Class	LSIOX

Brian P. Kennedy

Elaine M. Stokes

Todd P. Vandam, CFA®

Investment Objective

The Fund’s investment objective is high current income. Capital appreciation is the Fund’s secondary objective.

Market Conditions

The bond market experienced mixed returns over the period, as investors reacted to the combination of improving economic growth, rising inflation and the increasing likelihood that the US Federal Reserve (Fed) and other central banks will need to begin tightening monetary policy in the coming year.

Following the approval and rollout of multiple vaccines for Covid-19 in late 2020 and early 2021, business conditions gradually returned to normal. Economic growth surged as a result, allaying fears that the virus would lead to a protracted slowdown. The reopening of the economy, while fueling impressive headline GDP growth, was accompanied by rising commodity prices, disruptions in the global supply chain and a sharp increase in inflation. Although the Fed initially described the rise in inflation as a “transitory” phenomenon, the persistence of price pressures through the summer and early autumn led to a gradual shift in the outlook. In September, Fed Chair Jerome Powell stated that the central bank was likely to announce a tapering of its stimulative quantitative easing (QE) program before the end of 2021. In addition, the markets began to price in a significant likelihood that the Fed will enact its first rate hike in late 2022. Together, these factors dampened returns across the fixed income market.

Investors’ increased appetite for risk translated to a strong, double-digit gain for high yield corporates. The category tends to have lower interest rate sensitivity than investment grade bonds, a key tailwind at a time in which concern about Fed policy was the key factor driving market performance. High yield further benefited from the combination of favorable credit conditions, robust gains for equities and an impressive rally in oil prices. Leveraged loans, which typically offer yields that adjust upward with prevailing interest rates, also outperformed.

Despite the weakness in US Treasurys, investment grade corporates registered a solid gain for the 12-month period. As growth accelerated and the credit outlook improved, investors sought opportunities in higher-yielding segments of the market. Corporate yield spreads over Treasurys fell sharply as a result, leading to positive relative performance.

Performance Results

For the 12 months ended September 30, 2021, Institutional Class shares of the Loomis Sayles High Income Opportunities Fund returned 12.55% at net asset value. The Fund outperformed its benchmark, the Bloomberg U.S. Corporate HighYield Bond Index, which returned 11.28%.

Explanation of Fund Performance

Though the Covid-19 global pandemic continued to shape the events of this past year, markets advanced on the back of optimism surrounding vaccine rollouts and economic reopenings. Security selection within high yield corporate credit was the primary source of outperformance for the Fund. Relative return in this sector was aided by communications, energy, and consumer cyclical holdings. The Fund’s allocations to equity and convertible securities were positive contributors as stock markets posted strong gains and reached new highs during the period. Consumer non-cyclical, communications and technology names were beneficial for performance within convertibles, and equities were boosted by selected utility exposure.

An allocation to defensive, reserve-like positions was a detractor as investors favored riskier asset classes. The majority of the underperformance in this sector occurred during the fourth quarter of 2020.

Outlook

While our fundamental economic outlook remains positive, the world appears less synchronized than we expected at this point in the recovery. Leading indicators remain strong, financial conditions appear easy and monetary/fiscal policies continue to be a tailwind to economic activity. This macroeconomic backdrop, coupled with strong credit fundamentals, appears positive for risk assets. However, we are mindful of the risks inherent to our outlook, such as the lingering impact of the Covid-19 Delta variant, slowing Chinese growth (and deleveraging within its property sector) and ongoing global supply chain disruptions that could lead to a bumpier, if still solid, global growth environment.

1  |

Under our base case of a gradual economic expansion, we anticipate a slow rise in interest rates as the Fed likely initiates a taper of QE purchases later this year and into 2022. While the most recent Federal Open Market Committee (FOMC) statement sent a strong signal that we are approaching the end of the road on QE, the Fed has stated its belief that inflation has been boosted by transitory factors, which will presumably fade over time. We believe supply disruptions should work out over time and energy prices could ease in 2022, which would support the Fed’s view. While we expect rate lift-off in 2023, the Fed may find it necessary to delay hiking if growth is weaker or accelerate hiking if inflation is persistently higher than expected. Adding to the uncertainty of the timing and magnitude of the Fed’s taper and rate lift-off includes the early retirement of two Fed presidents over their 2020 trading activities, which adds risk to Fed Chair Powell’s renomination and the future composition of the FOMC. Given our views, we remain defensive on interest rates and positioned shorter than broad market benchmarks from a duration perspective.

In our view, we remain fully embedded in the expansion phase of the credit cycle1 with credit fundamentals, technical factors and default expectations continuing to appear attractive. We remain “pro risk” on credit for higher carry and potential outperformance of our best ideas. In this environment, we continue to focus on issue selection, which drives our investment process. Specifically, we are seeking out “rising star” candidates that possess strong balance sheets and catalysts to help drive upgrades. We believe accommodative global monetary policies coupled with the tailwind of fiscal support could drive a wave of credit upgrades going forward. From a sector perspective, we are targeting those that have strong carry, less interest rate sensitivity and positive convexity (i.e., a favorable risk/reward profile in a changing rate environment). As such, we currently favor high yield corporates and convertible securities along with securitized debt, which can provide diversification away from pure corporate risk, relatively attractive yield potential and shorter duration profiles. During the third quarter of 2021, credit markets were generally resilient to macroeconomic events, including Fed taper talk and concerns over Chinese growth and property sector challenges, suggesting to us that there could be a strong demand for yield. We suspect this dynamic will likely hold going forward given our outlook for downgrades, defaults and losses to trend notably below long-term averages. However, we recognize current elevated valuations and tight credit spreads, and have built flexibility into our portfolios in an effort to take advantage of opportunities that may arise as a result of short-term disruptions.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $10,000 Investment in Institutional Class Shares

September 30, 2011 through September 30, 2021

Average Annual Total Returns — September 30, 2021

				Expense Ratios[2]
	1 year	5 years	10 years	Gross	Net

Institutional Class (Inception 4/12/04)	12.55%	6.76%	8.10%	0.00%	0.00%

Comparative Performance
Bloomberg U.S. Corporate High-Yield Bond Index[1]	11.28	6.52	7.42

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and

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LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg U.S. Corporate High-Yield Bond Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below, excluding emerging market debt. The U.S. Corporate High-Yield Bond Index was created in 1986, with history backfilled to July 1, 1983, and rolls up into the Barclays U.S. Universal and Global High-Yield Indices.

[2]	The amount shown under Gross and Net Expense Ratio is 0.00% to reflect the fact that the Fund does not pay any advisory, administration or distribution and service fees, and that Loomis Sayles has agreed to pay certain expenses of the Fund. All fees are paid by investors indirectly through separately negotiated advisory relationships with the Fund’s Adviser or through “wrap fee” programs sponsored by broker dealers and investment advisers that may be affiliated or unaffiliated with the Fund, Loomis Sayles or Natixis Advisors, LLC

3  |

LOOMIS SAYLES SECURITIZED ASSET FUND

Managers	Symbol

Ian Anderson	Institutional Class	LSSAX

Stephen M. LaPlante, CFA®*

Alessandro Pagani, CFA®

Clifton V. Rowe, CFA®*

Barath W. Sankaran, CFA®*

Jennifer M. Thomas*

*	Effective July 1, 2021, Clifton V. Rowe no longer serves as a portfolio manager of the Fund, and Stephen M. LaPlante, Barath W. Sankaran and Jennifer M. Thomas joined the portfolio management team of the Fund.

Investment Objective

The Fund’s investment objective is to seek a high level of current income consistent with capital preservation.

Market Conditions

The bond market experienced mixed returns over the period as investors reacted to the combination of improving economic growth, rising inflation and the increasing likelihood that the US Federal Reserve (Fed) and other central banks will need to begin tightening monetary policy in the coming year.

Following the approval and rollout of multiple vaccines for Covid-19 in late 2020 and early 2021, business conditions gradually returned to normal. Economic growth surged as a result, allaying fears that the virus would lead to a protracted slowdown. The reopening of the economy, while fueling impressive headline GDP growth, was accompanied by rising commodity prices, disruptions in the global supply chain and a sharp increase in inflation. Although the Fed initially described the rise in inflation as a “transitory” phenomenon, the persistence of price pressures through the summer and early autumn led to a gradual shift in the outlook. In September, Fed Chair Jerome Powell stated that the central bank was likely to announce a tapering of its stimulative quantitative easing program before the end of 2021. In addition, the markets began to price in a significant likelihood that the Fed will enact its first rate hike in late 2022. Together, these factors dampened returns across the fixed income market.

US Treasuries underperformed the broad fixed income market as risk appetite drastically improved over the past year. Mounting concerns over inflation and Fed policy also played a role in the rise in yields. While the prices of short-term government debt were relatively stable, longer-maturity bonds declined sharply. The yield on the 10-year note rose from 0.69% on September 30, 2020 to 1.52% on the final day of the period, and the 30-year bond moved from 1.46% to 2.08%. (Prices and yields move in opposite directions.)

Securitized assets – including mortgage-backed securities (MBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) – produced marginally negative total returns as a group but outpaced the US Treasury market. The category’s underlying fundamentals remained firm, however, with continued strength in both real estate prices and consumer credit. ABS and CMBS posted positive total returns, but MBS experienced small negative total returns due in part to its higher interest rate sensitivity.

Performance Results

For the 12 months ended September 30, 2021, Institutional Class shares of the Loomis Sayles Securitized Asset Fund returned 2.17% at net asset value. The Fund outperformed its benchmark, the Bloomberg U.S. Securitized Bond Index, which returned -0.35%.

Explanation of Fund Performance

Against an improving economic backdrop, the Fund’s allocation in both agency MBS and credit securities were broadly positive contributors to relative performance. Positioning with respect to ABS was the largest positive contributor to relative performance, specifically aircraft-related holdings, subprime auto loans and shipping containers, among others; all sectors that benefited from the reopening of the economy. Holdings of agency CMBS also contributed significantly to relative return primarily due to exposure to Ginnie Mae and Freddie Mac multifamily project loan, interest only (IO) securities. The Fund’s positioning with respect to agency pass-through MBS contributed to relative performance for the period, in particular an underweight to conventional 30-year 2.5s or less aiding returns. The Fund’s allocation to collateralized loan obligations (CLOs) also contributed positively to performance versus the benchmark. The strategy aims to be neutral versus its benchmark with respect to duration (and corresponding interest rate sensitivity) and uses interest rate futures and swaps in the effort to achieve this objective. Given rate moves during the year, the derivative positions were a positive contributor to returns.

On the downside, the Fund’s holdings of higher coupon conventional 30-year agency pass-through MBS and single-asset/single-borrower floating rate bonds in CMBS detracted from relative return.

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LOOMIS SAYLES SECURITIZED ASSET FUND

Outlook

We are overweight in MBS versus Treasuries, as Agency MBS offer favorable risk-adjusted expected returns in spite of the elevated supply. The recent market repricing of taper expectations has led to an improved benefit of holding agency MBS, which should compensate investors for the elevated prepayment speeds over the short to medium term. We see room for further extension or durations if the curve were to steepen going forward, especially for higher coupon collateral. While we expect 2021 to bring the highest net supply on record due to strong purchase activity, home price appreciation and cash outs, this should be for the most part absorbed by domestic banks and the Fed. We prefer to replicate the index duration by constructing barbelled portfolios that are overweight the lower and higher ends of the coupon stack. We believe that positioning on the wings allows rate-agnostic investors, who are focused on delivering a prepayment advantage versus the index, to maximize their expected return.

Consumer ABS fundamentals were stable through the first nine months of 2021 despite elevated unemployment levels as consumers benefited from government support via rent and mortgage moratoriums, stimulus checks, child tax credits and additional unemployment benefits. The majority of these support programs will have ended by September 30, 2021. We expect to see a persistent “K-shaped” recovery for consumers. Factors to watch going forward for the consumer will be a slowing or re-closing of the economy, inflation, changes in savings rates and large increases in lending and borrowing levels. Despite spreads tightening year-to-date, the sector still offers attractive carry and lower volatility, making it an attractive alternative to short corporates. Additionally, the amortizing nature of many ABS structures increases the sector’s appeal in a rising rate environment.

Commercial ABS fundamentals remain mixed, with container lessors benefiting from supply chain disruptions and a shortage of containers and rental car sponsors benefiting from high resale values of used cars, while the aviation sector continues to struggle with travel restrictions in place due to concerns over the spread of Covid-19. As airlines look to re-tool their fleets coming out of Covid, we expect that demand for mid- and end-of-life aircraft will lag the demand for newer technology. We remain selective on aircraft ABS sponsors and believe the best value is currently found in the senior portion of the capital stack.

CLO spreads remain stable despite the heavy issuance volume. Near-term risks in the loan market have subsided and defaults should be low. Weakened covenants remain concerning, but we are confident in the structural protections provided by CLOs.

Commercial real estate (CRE) was adversely impacted by the Covid-19 pandemic. We favor an up-in-credit bias as last cash flow AAAs largely lagged the rally in corporates and look marginally attractive. While spreads have recovered to pre-Covid levels, scarcity (in both the new issue and secondary markets) and strong investor demand should lead to modest spread tightening.

We remain fundamentally positive on the long-term trends of US housing and US housing credit. We temper our optimism somewhat in the face of reduced wage growth, high unemployment and the exceptionally strong performance in 2021 so far, though we acknowledge risks to the upside in this view. While we do not envision a large drop in home prices, we also do not view the current pace of appreciation as sustainable. Structurally, we continue to expect longer-term outperformance. We continue to look for longer-term assets farther out the credit curve, while continuing to add to shorter-term assets, which offer attractive carry.

Hypothetical Growth of $10,000 Investment in Institutuional Class Shares

September 30, 2011 through September 30, 2021

5  |

Average Annual Total Returns — September 30, 2021

				Expense Ratios[2]
	1 year	5 years	10 years	Gross	Net

Institutional Class (Inception 3/2/06)	2.17%[3]	3.37%	4.04%	0.00%	0.00%

Comparative Performance
Bloomberg U.S. Securitized Bond Index[1]	-0.35	2.25	2.50

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg U.S. Securitized Bond Index is an unmanaged index of asset-backed securities, collateralized mortgage-backed securities (ERISA eligible), and fixed-rate mortgage-backed securities.

[2]	The amount shown under Gross and Net Expense Ratio is 0.00% to reflect the fact that the Fund does not pay any advisory, administration or distribution and service fees, and that Loomis Sayles has agreed to pay certain expenses of the Fund. All fees are paid by investors indirectly through separately negotiated advisory relationships with the Fund’s Adviser or through “wrap fee” programs sponsored by broker dealers and investment advisers that may be affiliated or unaffiliated with the Fund, Loomis Sayles or Natixis Advisors, LLC

[3]	Generally accepted accounting principles require adjustments to be made to the net assets of the Fund for financial reporting purposes only, and as such, the total return reflected above is different from the total return reported in the financial highlights. The return presented in the table above is what an investor would have actually experienced.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Loomis Sayles at 800-633-3330; on the Funds’ website at www.loomissayles.com, and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and the SEC’s website.

Quarterly Portfolio Schedules

The Loomis Sayles Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. First and third quarter schedules of portfolio holdings are also available at loomissayles.com. A hard copy may be requested from the Fund at no charge by calling 800-633-3330.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

UNDERSTANDING FUND EXPENSES

Typically, mutual fund shareholders incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. However, the Funds are unlike other mutual funds; they do not charge any fees or expenses.

You should be aware that shares in the Funds are available only to institutional investment advisory clients of Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and Natixis Advisors, LLC (“Natixis Advisors”) and to participants in “wrap fee” programs sponsored by broker-dealers and investment advisers that may be affiliated or unaffiliated with the Funds, Loomis Sayles or Natixis Advisors. The institutional investment advisory clients of Loomis Sayles and Natixis Advisors pay Loomis Sayles or Natixis Advisors a fee for their investment advisory services, while participants in “wrap fee” programs pay a “wrap fee” to the program’s sponsor. The “wrap fee” program sponsors, in turn, pay a fee to Natixis Advisors. “Wrap fee” program participants should read carefully the wrap fee brochure provided to them by their program’s sponsor and the fees paid by such sponsor to Natixis Advisors. Shareholders pay no additional fees or expenses to purchase shares of the Funds. However, shareholders will indirectly pay a proportionate share of those costs, such as brokerage commissions, taxes and extraordinary expenses, that are borne by the Funds through a reduction in each Fund’s net asset value.

The first line in each Fund’s table shows the actual amount of Fund expenses ($0) you would have paid on a $1,000 investment in the Fund from April 1, 2021 through September 30, 2021.

The second line in each Fund’s table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio (0%) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

7  |

Loomis Sayles High Income Opportunities Fund

Institutional Class	Beginning Account Value 4/1/2021	Ending Account Value 9/30/2021	Expenses Paid During Period* 4/1/2021 – 9/30/2021
Actual	$1,000.00	$1,036.60	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,025.07	$0.00

* Expenses are equal to the Fund’s annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Securitized Asset Fund

Institutional Class	Beginning Account Value 4/1/2021	Ending Account Value 9/30/2021**	Expenses Paid During Period* 4/1/2021 – 9/30/2021
Actual	$1,000.00	$1,010.40	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,025.07	$0.00

* Expenses are equal to the Fund’s annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

** Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes. Amounts expressed in the table include the effect of such adjustments.

|  8

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. This meeting typically includes all the Independent Trustees, including the Trustees who do not serve on the Contract Review Committee. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements at its June Board Meeting.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (ii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iii) the allocation of the Funds’ brokerage, if any, including, to the extent applicable, the use of “soft” commission dollars to pay for research and other similar services, (iv) the Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting, liquidity and valuation, (v) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (vi) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, a graph showing each Fund’s performance against each Fund’s peer group/category of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent Board or Committee presentations and reviews. In addition, the Trustees are periodically provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings, both at the Board and at the Committee level.

The Board most recently approved the continuation of the Agreements for a one-year period at its meeting held in June 2021. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates. The Trustees also considered their experience with other funds advised or sub-advised by the Adviser as well as the affiliation between the Adviser and Natixis Investment Managers, LLC, whose affiliates provide investment advisory services to other funds in the Natixis family of funds.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the benefits to the Funds from the monitoring and oversight services provided by Natixis Advisors, LLC (“Natixis Advisors”). They also considered the administrative and shareholder services provided by Natixis Advisors and its affiliates to the Funds. They also took into consideration increases in the services provided resulting from new regulatory requirements. The Trustees also considered that the Funds are generally only available to institutional clients of Loomis Sayles and participants in certain “wrap programs.”

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that measured the performance of the Funds on a risk adjusted basis.

9  |

The Board noted that through December 31, 2020, each Fund’s one-, three- and five-year performance stated as percentile rankings within categories selected by the independent third-party data provider, was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year	Five-Year
Loomis Sayles High Income Opportunities Fund	9%	11%	7%
Loomis Sayles Securitized Asset Fund	94%	78%	77%

In the case of the Fund that had performance that lagged that of a relevant category median as determined by the independent third-party, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s more recent performance has resulted in significant improvement relative to its category for the one-, three-, and five-year periods ended March 31, 2021; (3) that the Fund has outperformed its benchmark across the one-, three-, five- and ten-year periods ended December 31, 2020; and (4) that the Fund’s performance for the ten-year period ended December 31, 2020 was strong relative to its category. The Board also considered information about the Funds’ more recent performance, including how that performance had been impacted by the Covid-19 crisis.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. Under the terms of the Agreements, the Adviser does not charge the Funds an investment advisory fee or any other fee for services. The Adviser also bears most of the Funds’ expenses. The Trustees considered that, although the Funds do not compensate the Adviser directly for services under the Agreements, the Adviser will typically receive an advisory fee from its advisory clients who have invested in the Funds or from the sponsors of “wrap programs,” who in turn charge the programs’ participants, although the Trustees are not involved in setting or reviewing those fees. Because the Funds do not charge an advisory fee, the Trustees did not consider the profitability of the Adviser’s relationship to the Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that each Fund’s advisory fee of 0% was fair and reasonable and supported the renewal of the Agreements.

Economies of Scale. The Trustees noted that because the Adviser has borne most of the Funds’ expenses, economies of scale were not relevant to these Funds.

The Trustees also considered other factors, which included but were not limited to the following:

•

The effect of recent market and economic events, including but not limited to the Covid-19 crisis, and its significant disruptions to the economy and business operations, on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and each Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

So-called “fallout benefits” to the Adviser, such as the financial and other benefits to the Adviser from being able to offer the Funds to its advisory clients and investors in certain “wrap” programs and engagement of affiliates of the Adviser to provide distribution and administrative services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2022.

|  10

LIQUIDITY RISK MANAGEMENT PROGRAM

Annual Report for the Period Commencing on January 1, 2020 and ending December 31, 2020 (including updates through September 30, 2021)

Effective December 1, 2018, the Funds adopted a liquidity risk management program (the “Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Rule”). The Rule requires registered open-end funds, including mutual funds and exchange-traded funds to establish liquidity risk management programs in order to effectively manage fund liquidity and mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the Funds to assess, manage and review their liquidity risk considering applicable factors during normal and foreseeable stressed conditions. In fulfilling this requirement, each Fund assesses and reviews (where applicable and amongst other matters) its investment strategy, portfolio holdings, possible investment concentrations, use of derivatives, short-term and long-term cash flow projections, use of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Each Program has established a Program Administrator, which is the adviser of the Fund.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

Each Fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. If a Fund does not hold a majority of highly liquid investments in its portfolio, then the Fund is required to establish a highly liquid investment minimum (“HLIM”). Loomis Sayles High Income Opportunities Fund has established an HLIM.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material events that impacted the operation of the Funds’ Programs. During the period, the Funds held sufficient liquid assets to meet redemptions on a timely basis and did not have any HLIM or illiquid security violations during the period.

During the period January 1, 2021 through September 30, 2021, the Funds held sufficient liquid assets to meet redemptions on a timely basis and did not have any HLIM or illiquid security violations.

Annual Program Assessment and Conclusion

In the opinion of the Program Administrators, the Program of each Fund approved by the Funds’ Board has been implemented effectively. The Program Administrator has also monitored, assessed and managed each Fund’s liquidity risk regularly and has determined that the Program is operating effectively.

Pursuant to the Rule’s requirements, the Board has received and reviewed a written report prepared by each Fund’s Program Administrator that addressed the operation of the Program, assessed its adequacy and effectiveness and described any material changes made to the Program.

11  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles High Income Opportunities Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 90.0% of Net Assets

Non-Convertible Bonds – 84.7%

	ABS Car Loan – 0.1%
$150,000	Prestige Auto Receivables Trust, Series 2019-1A, Class E, 3.900%, 5/15/2026, 144A	$153,857

	ABS Home Equity – 0.4%
108,288	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 1-month LIBOR + 0.660%, 0.747%, 9/19/2045(a)	82,066
260,000	Progress Residential Trust, Series 2021-SFR3, Class F, 3.436%, 5/17/2026, 144A	261,994
600,000	Progress Residential Trust, Series 2021-SFR4, Class F, 3.407%, 5/17/2038, 144A	602,332
185,000	VOLT XCVI LLC, Series 2021-NPL5, Class A2, 4.826%, 3/27/2051, 144A(b)	184,960

		1,131,352

	ABS Other – 0.1%
189,825	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A	188,268

	Aerospace & Defense – 1.9%
310,000	Bombardier, Inc., 6.000%, 2/15/2028, 144A	313,488
1,335,000	Bombardier, Inc., 7.125%, 6/15/2026, 144A	1,401,750
185,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	194,713
115,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	122,332
606,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	719,867
170,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039, 144A	222,108
70,000	Moog, Inc., 4.250%, 12/15/2027, 144A	71,925
1,315,000	Spirit AeroSystems, Inc., 4.600%, 6/15/2028	1,305,138
495,000	Spirit AeroSystems, Inc., 7.500%, 4/15/2025, 144A	524,081
30,000	TransDigm, Inc., 5.500%, 11/15/2027	30,825
260,000	Triumph Group, Inc., 6.250%, 9/15/2024, 144A	259,862

		5,166,089

	Airlines – 1.9%
40,000	American Airlines Group, Inc., 5.000%, 6/01/2022, 144A	40,050
505,000	American Airlines, Inc., 11.750%, 7/15/2025, 144A	624,938
525,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.500%, 4/20/2026, 144A	551,906
1,995,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.750%, 4/20/2029, 144A	2,149,612
282,000	Delta Air Lines, Inc., 7.375%, 1/15/2026	332,236

Principal Amount	Description	Value (†)

	Airlines – continued
$555,000	Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.750%, 1/20/2026, 144A	$580,669
140,138	United Airlines Pass Through Trust, Series 2020-1, Class B, 4.875%, 7/15/2027	148,271
230,000	United Airlines, Inc., 4.375%, 4/15/2026, 144A	236,038
345,000	United Airlines, Inc., 4.625%, 4/15/2029, 144A	356,540

		5,020,260

	Automotive – 2.8%
245,000	Clarios Global LP/Clarios U.S. Finance Co., 8.500%, 5/15/2027, 144A	260,619
665,000	Ford Motor Co., 8.500%, 4/21/2023	731,460
2,985,000	Ford Motor Co., 9.000%, 4/22/2025	3,589,552
200,000	Ford Motor Credit Co. LLC, 4.542%, 8/01/2026	215,666
400,000	Ford Motor Credit Co. LLC, GMTN, 4.389%, 1/08/2026	426,500
605,000	General Motors Financial Co., Inc., Series A, (fixed rate to 9/30/2027, variable rate thereafter), 5.750%(c)	660,938
195,000	General Motors Financial Co., Inc., Series C, (fixed rate to 9/30/2030, variable rate thereafter), 5.700%(c)	224,494
65,000	Goodyear Tire & Rubber Co. (The), 5.000%, 5/31/2026	66,706
320,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	365,447
200,000	Jaguar Land Rover Automotive PLC, 5.500%, 7/15/2029, 144A	194,936
220,000	Jaguar Land Rover Automotive PLC, 5.875%, 1/15/2028, 144A	220,836
120,000	Meritor, Inc., 4.500%, 12/15/2028, 144A	120,300
140,000	Real Hero Merger Sub 2, Inc., 6.250%, 2/01/2029, 144A	145,250
120,000	Tenneco, Inc., 7.875%, 1/15/2029, 144A	133,950
190,000	Wheel Pros, Inc., 6.500%, 5/15/2029, 144A	183,825

		7,540,479

	Banking – 0.8%
1,235,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	1,358,220
760,000	UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035, 144A	838,466

		2,196,686

	Brokerage – 0.2%
140,000	Coinbase Global, Inc., 3.625%, 10/01/2031, 144A	133,088
290,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.000%, 8/15/2028, 144A	293,987

		427,075

	Building Materials – 2.6%
720,000	Builders FirstSource, Inc., 4.250%, 2/01/2032, 144A	736,200
315,000	Builders FirstSource, Inc., 5.000%, 3/01/2030, 144A	335,673

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of September 30, 2021

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Building Materials – continued
$1,985,000	Cemex SAB de CV, 3.875%, 7/11/2031, 144A	$1,986,191
320,000	Cemex SAB de CV, (fixed rate to 6/08/2026, variable rate thereafter), 5.125%, 144A(c)	325,923
380,000	Cornerstone Building Brands, Inc., 6.125%, 1/15/2029, 144A	403,930
150,000	CP Atlas Buyer, Inc., 7.000%, 12/01/2028, 144A	150,375
690,000	Foundation Building Materials, Inc., 6.000%, 3/01/2029, 144A	676,200
105,000	JELD-WEN, Inc., 4.625%, 12/15/2025, 144A	106,610
395,000	LBM Acquisition LLC, 6.250%, 1/15/2029, 144A	394,803
415,000	Masonite International Corp., 5.375%, 2/01/2028, 144A	436,995
415,000	Park River Holdings, Inc., 5.625%, 2/01/2029, 144A	402,031
265,000	Park River Holdings, Inc., 6.750%, 8/01/2029, 144A	265,663
275,000	Patrick Industries, Inc., 4.750%, 5/01/2029, 144A	280,500
100,000	Summit Materials LLC/Summit Materials Finance Corp., 5.250%, 1/15/2029, 144A	105,000
355,000	Victors Merger Corp., 6.375%, 5/15/2029, 144A	339,913
90,000	White Cap Buyer LLC, 6.875%, 10/15/2028, 144A	94,950

		7,040,957

	Cable Satellite – 6.3%
665,000	Altice Financing S.A., 5.000%, 1/15/2028, 144A	641,210
95,000	Block Communications, Inc., 4.875%, 3/01/2028, 144A	97,138
640,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 2/01/2031, 144A	650,982
360,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 1/15/2034, 144A	356,625
280,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 8/15/2030, 144A	288,882
205,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 5/01/2032	211,150
3,485,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.750%, 3/01/2030, 144A	3,643,480
690,000	Connect Finco S.a.r.l./Connect U.S. Finco LLC, 6.750%, 10/01/2026, 144A	721,913
520,000	CSC Holdings LLC, 4.125%, 12/01/2030, 144A	510,250
1,325,000	CSC Holdings LLC, 4.500%, 11/15/2031, 144A	1,308,437
520,000	CSC Holdings LLC, 4.625%, 12/01/2030, 144A	492,947
710,000	CSC Holdings LLC, 6.500%, 2/01/2029, 144A	768,895
920,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.875%, 8/15/2027, 144A	960,250

Principal Amount	Description	Value (†)

	Cable Satellite – continued
$630,000	DISH DBS Corp., 5.125%, 6/01/2029	$617,268
175,000	DISH DBS Corp., 7.375%, 7/01/2028	185,583
875,000	DISH DBS Corp., 7.750%, 7/01/2026	988,072
599,924	Ligado Networks LLC, 15.500% PIK, 11/01/2023, 144A(d)	581,998
185,536	Ligado Networks LLC, 17.500% PIK, 5/01/2024, 144A(d)	140,762
480,000	Radiate Holdco LLC/Radiate Finance, Inc., 6.500%, 9/15/2028, 144A	489,437
600,000	Telenet Finance Luxembourg Notes S.a.r.l., 5.500%, 3/01/2028, 144A	631,482
275,000	Telesat Canada/Telesat LLC, 5.625%, 12/06/2026, 144A	264,000
690,000	UPC Broadband Finco B.V., 4.875%, 7/15/2031, 144A	706,463
260,000	ViaSat, Inc., 6.500%, 7/15/2028, 144A	273,837
250,000	Virgin Media Finance PLC, 5.000%, 7/15/2030, 144A	256,369
630,000	Virgin Media Secured Finance PLC, 5.500%, 5/15/2029, 144A	664,020
325,000	Ziggo BV, 4.875%, 1/15/2030, 144A	334,896

		16,786,346

	Chemicals – 2.0%
400,000	Braskem Netherlands Finance BV, 4.500%, 1/31/2030, 144A	425,600
400,000	Braskem Netherlands Finance BV, 5.875%, 1/31/2050, 144A	455,000
175,000	Chemours Co. (The), 5.375%, 5/15/2027	188,711
150,000	Consolidated Energy Finance S.A., 5.625%, 10/15/2028, 144A	150,000
300,000	Consolidated Energy Finance S.A., 6.500%, 5/15/2026, 144A	310,500
170,000	CVR Partners LP/CVR Nitrogen Finance Corp., 6.125%, 6/15/2028, 144A	178,287
180,000	Diamond BC BV, 4.625%, 10/01/2029, 144A	182,704
805,000	Hercules LLC, 6.500%, 6/30/2029	914,520
205,000	Herens Holdco S.a.r.l., 4.750%, 5/15/2028, 144A	206,025
290,000	Hexion, Inc., 7.875%, 7/15/2027, 144A	309,575
200,000	INEOS Quattro Finance 2 PLC, 3.375%, 1/15/2026, 144A	202,000
215,000	Methanex Corp., 5.125%, 10/15/2027	232,469
45,000	Methanex Corp., 5.250%, 12/15/2029	48,713
490,000	Olin Corp., 5.000%, 2/01/2030	518,175
20,000	Olin Corp., 5.625%, 8/01/2029	21,987
490,000	Olympus Water U.S. Holding Corp., 4.250%, 10/01/2028, 144A	482,883
210,000	Olympus Water U.S. Holding Corp., 6.250%, 10/01/2029, 144A	208,099
330,000	Unifrax Escrow Issuer Corp., 5.250%, 9/30/2028, 144A	334,125

		5,369,373

	Construction Machinery – 0.1%
275,000	Titan International, Inc., 7.000%, 4/30/2028, 144A	289,781

	Consumer Cyclical Services – 2.0%
1,120,000	ADT Security Corp. (The), 4.125%, 8/01/2029, 144A	1,113,157

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2021

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Consumer Cyclical Services – continued
$305,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.000%, 6/01/2029, 144A	$300,971
260,000	ANGI Group LLC, 3.875%, 8/15/2028, 144A	258,700
110,000	Arches Buyer, Inc., 6.125%, 12/01/2028, 144A	112,110
545,000	Realogy Group LLC/Realogy Co-Issuer Corp., 5.750%, 1/15/2029, 144A	565,307
495,000	Realogy Group LLC/Realogy Co-Issuer Corp., 7.625%, 6/15/2025, 144A	528,635
240,000	Realogy Group LLC/Realogy Co-Issuer Corp., 9.375%, 4/01/2027, 144A	263,700
295,000	Terminix Co. LLC (The), 7.450%, 8/15/2027	357,687
135,000	TKC Holdings, Inc., 10.500%, 5/15/2029, 144A	147,994
355,000	Uber Technologies, Inc., 6.250%, 1/15/2028, 144A	380,734
1,130,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	1,233,819

		5,262,814

	Consumer Products – 0.4%
435,000	Energizer Holdings, Inc., 4.375%, 3/31/2029, 144A	431,714
210,000	Prestige Brands, Inc., 5.125%, 1/15/2028, 144A	219,025
305,000	Tempur Sealy International, Inc., 3.875%, 10/15/2031, 144A	305,381

		956,120

	Diversified Manufacturing – 0.4%
285,000	Madison IAQ LLC, 5.875%, 6/30/2029, 144A	287,138
265,000	Resideo Funding, Inc., 4.000%, 9/01/2029, 144A	258,791
390,000	TK Elevator U.S. Newco, Inc., 5.250%, 7/15/2027, 144A	408,710

		954,639

	Electric – 0.9%
1,285,000	Calpine Corp., 5.125%, 3/15/2028, 144A	1,301,363
105,000	NRG Energy, Inc., 5.250%, 6/15/2029, 144A	111,694
135,000	NRG Energy, Inc., 5.750%, 1/15/2028	143,606
130,000	Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.500%, 8/15/2028, 144A	135,525
320,000	PG&E Corp., 5.000%, 7/01/2028	326,000
70,000	PG&E Corp., 5.250%, 7/01/2030	71,663
425,000	Talen Energy Supply LLC, 7.625%, 6/01/2028, 144A	398,437

		2,488,288

	Environmental – 0.2%
530,000	GFL Environmental, Inc., 4.000%, 8/01/2028, 144A	526,025

Principal Amount	Description	Value (†)

	Finance Companies – 3.9%
$155,000	Aircastle Ltd., (fixed rate to 6/15/2026, variable rate thereafter), 5.250%, 144A(c)	$158,612
800,000	Cobra AcquisitionCo LLC, 6.375%, 11/01/2029, 144A	800,000
230,000	Fortress Transportation & Infrastructure Investors LLC, 5.500%, 5/01/2028, 144A	231,547
635,000	Freedom Mortgage Corp., 7.625%, 5/01/2026, 144A	646,944
485,000	General Motors Financial Co., Inc., Series B, (fixed rate to 9/30/2028, variable rate thereafter), 6.500%(c)	546,837
320,000	Global Aircraft Leasing Co. Ltd., 7.250% PIK or 6.500% Cash, 9/15/2024, 144A(e)	314,400
255,000	LFS Topco LLC, 5.875%, 10/15/2026, 144A	262,650
200,000	Midcap Financial Issuer Trust, 5.625%, 1/15/2030, 144A	198,000
615,000	Midcap Financial Issuer Trust, 6.500%, 5/01/2028, 144A	642,411
1,715,000	Navient Corp., 4.875%, 3/15/2028	1,728,943
1,000,000	Navient Corp., 5.000%, 3/15/2027	1,030,000
410,000	Provident Funding Associates LP/PFG Finance Corp., 6.375%, 6/15/2025, 144A	417,175
1,500,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026, 144A	1,465,800
430,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	434,837
555,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	559,856
1,000,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033, 144A	992,500

		10,430,512

	Financial Other – 2.5%
400,000	Agile Group Holdings Ltd., 6.050%, 10/13/2025	376,556
205,000	China Aoyuan Group Ltd., 6.200%, 3/24/2026	156,862
200,000	China Evergrande Group, 8.750%, 6/28/2025	48,048
200,000	China Evergrande Group, 9.500%, 4/11/2022	51,438
200,000	Easy Tactic Ltd., 8.125%, 2/27/2023	145,386
200,000	Easy Tactic Ltd., 11.750%, 8/02/2023	144,266
200,000	Greenland Global Investment Ltd., 5.875%, 7/03/2024	127,722
970,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.750%, 9/15/2024	1,008,800
1,405,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	1,457,687
135,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.250%, 5/15/2026	141,075
200,000	Kaisa Group Holdings Ltd., 9.375%, 6/30/2024	151,537
400,000	Kaisa Group Holdings Ltd., 11.650%, 6/01/2026	305,124
210,000	Kaisa Group Holdings Ltd., 11.700%, 11/11/2025	160,162
1,180,000	Nationstar Mortgage Holdings, Inc., 6.000%, 1/15/2027, 144A	1,235,224

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of September 30, 2021

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Financial Other – continued
$205,000	Sunac China Holdings Ltd., 6.500%, 1/26/2026	$164,520
200,000	Sunac China Holdings Ltd., 6.650%, 8/03/2024	160,000
410,000	Times China Holdings Ltd., 6.200%, 3/22/2026	370,343
600,000	Yuzhou Group Holdings Co. Ltd., 6.350%, 1/13/2027	388,548

		6,593,298

	Food & Beverage – 1.7%
80,000	Aramark Services, Inc., 5.000%, 2/01/2028, 144A	82,200
395,000	Herbalife Nutrition Ltd./HLF Financing, Inc., 7.875%, 9/01/2025, 144A	423,637
65,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 6.500%, 4/15/2029, 144A	72,638
690,000	MARB BondCo. PLC, 3.950%, 1/29/2031, 144A	659,136
325,000	Performance Food Group, Inc., 4.250%, 8/01/2029, 144A	325,812
510,000	Performance Food Group, Inc., 5.500%, 10/15/2027, 144A	533,970
590,000	Post Holdings, Inc., 4.625%, 4/15/2030, 144A	594,561
20,000	Post Holdings, Inc., 5.500%, 12/15/2029, 144A	21,200
310,000	Post Holdings, Inc., 5.750%, 3/01/2027, 144A	322,160
340,000	Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.625%, 3/01/2029, 144A	342,550
325,000	TreeHouse Foods, Inc., 4.000%, 9/01/2028	318,068
335,000	Triton Water Holdings, Inc., 6.250%, 4/01/2029, 144A	340,444
425,000	US Foods, Inc., 4.750%, 2/15/2029, 144A	436,156

		4,472,532

	Gaming – 3.8%
1,130,000	Boyd Gaming Corp., 4.750%, 12/01/2027	1,164,680
350,000	Boyd Gaming Corp., 4.750%, 6/15/2031, 144A	360,937
405,000	Caesars Entertainment, Inc., 4.625%, 10/15/2029, 144A	410,062
510,000	Caesars Entertainment, Inc., 6.250%, 7/01/2025, 144A	536,906
445,000	Caesars Entertainment, Inc., 8.125%, 7/01/2027, 144A	500,280
250,000	International Game Technology PLC, 4.125%, 4/15/2026, 144A	259,843
400,000	International Game Technology PLC, 5.250%, 1/15/2029, 144A	427,508
200,000	International Game Technology PLC, 6.250%, 1/15/2027, 144A	226,000
405,000	Melco Resorts Finance Ltd., 5.375%, 12/04/2029, 144A	411,682
345,000	MGM China Holdings Ltd., 4.750%, 2/01/2027, 144A	339,394

Principal Amount	Description	Value (†)

	Gaming – continued
$790,000	MGM Resorts International, 5.500%, 4/15/2027	$857,150
255,000	Mohegan Gaming & Entertainment, 8.000%, 2/01/2026, 144A	265,480
865,000	Scientific Games International, Inc., 7.000%, 5/15/2028, 144A	933,119
855,000	Scientific Games International, Inc., 7.250%, 11/15/2029, 144A	960,710
540,000	Studio City Finance Ltd., 6.500%, 1/15/2028, 144A	529,627
1,090,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.500%, 3/01/2025, 144A	1,111,800
290,000	Wynn Macau Ltd., 5.125%, 12/15/2029, 144A	272,600
215,000	Wynn Macau Ltd., 5.625%, 8/26/2028, 144A	204,667
420,000	Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.125%, 10/01/2029, 144A	423,150

		10,195,595

	Government Owned – No Guarantee – 0.5%
600,000	Petroleos Mexicanos, 5.950%, 1/28/2031	581,640
285,000	Petroleos Mexicanos, 6.625%, 6/15/2035	270,394
640,000	YPF S.A., 6.950%, 7/21/2027, 144A	472,000

		1,324,034

	Healthcare – 4.0%
220,000	AdaptHealth LLC, 5.125%, 3/01/2030, 144A	220,110
255,000	AHP Health Partners, Inc., 5.750%, 7/15/2029, 144A	257,550
165,000	Catalent Pharma Solutions, Inc., 5.000%, 7/15/2027, 144A	171,394
985,000	CHS/Community Health Systems, Inc., 5.625%, 3/15/2027, 144A	1,031,423
585,000	CHS/Community Health Systems, Inc., 6.125%, 4/01/2030, 144A	568,459
400,000	CHS/Community Health Systems, Inc., 6.875%, 4/15/2029, 144A	400,940
400,000	CHS/Community Health Systems, Inc., 8.000%, 3/15/2026, 144A	424,190
610,000	DaVita, Inc., 3.750%, 2/15/2031, 144A	593,987
610,000	Encompass Health Corp., 4.500%, 2/01/2028	629,825
280,000	Grifols Escrow Issuer S.A., 4.750%, 10/15/2028, 144A	285,950
425,000	HCA, Inc., 7.050%, 12/01/2027	528,594
35,000	HCA, Inc., 7.500%, 12/15/2023	39,682
310,000	HCA, Inc., 7.500%, 11/06/2033	443,300
40,000	HCA, Inc., 7.690%, 6/15/2025	48,085
40,000	HCA, Inc., 8.360%, 4/15/2024	46,650
205,000	HCA, Inc., MTN, 7.580%, 9/15/2025	246,769
675,000	LifePoint Health, Inc., 5.375%, 1/15/2029, 144A	656,437
130,000	ModivCare Escrow Issuer, Inc., 5.000%, 10/01/2029, 144A	134,752
125,000	ModivCare, Inc., 5.875%, 11/15/2025, 144A	132,188
460,000	Mozart Debt Merger Sub, Inc., 5.250%, 10/01/2029, 144A	460,000
565,000	MPH Acquisition Holdings LLC, 5.750%, 11/01/2028, 144A	532,219

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Healthcare – continued
$185,000	RP Escrow Issuer LLC, 5.250%, 12/15/2025, 144A	$190,319
115,000	Select Medical Corp., 6.250%, 8/15/2026, 144A	120,934
265,000	Surgery Center Holdings, Inc., 6.750%, 7/01/2025, 144A	269,637
170,000	Tenet Healthcare Corp., 4.625%, 6/15/2028, 144A	176,147
1,855,000	Tenet Healthcare Corp., 6.125%, 10/01/2028, 144A	1,948,631
225,000	U.S. Acute Care Solutions LLC, 6.375%, 3/01/2026, 144A	237,375

		10,795,547

	Home Construction – 0.9%
255,000	Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC, 4.875%, 2/15/2030, 144A	260,102
405,000	Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC, 6.250%, 9/15/2027, 144A	425,764
200,000	Corporacion GEO SAB de CV, 8.875%, 3/27/2022, 144A(f)(g)(h)	—
245,000	Empire Communities Corp., 7.000%, 12/15/2025, 144A	256,025
200,000	Fantasia Holdings Group Co. Ltd., 11.875%, 6/01/2023(i)	63,916
80,000	Forestar Group, Inc., 3.850%, 5/15/2026, 144A	79,900
205,000	Greenland Global Investment Ltd., EMTN, 7.250%, 1/22/2025	129,704
275,000	KB Home, 4.800%, 11/15/2029	299,750
210,000	KWG Group Holdings Ltd., 6.300%, 2/13/2026	188,771
300,000	Mattamy Group Corp., 4.625%, 3/01/2030, 144A	306,924
205,000	Taylor Morrison Communities, Inc., 5.750%, 1/15/2028, 144A	228,370
200,000	Yuzhou Group Holdings Co. Ltd., 7.700%, 2/20/2025	146,907

		2,386,133

	Independent Energy – 6.9%
230,000	Antero Resources Corp., 7.625%, 2/01/2029, 144A	257,140
480,000	Apache Corp., 4.250%, 1/15/2030	517,210
55,000	Apache Corp., 4.750%, 4/15/2043	59,550
430,000	Apache Corp., 5.350%, 7/01/2049	477,601
335,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 7.000%, 11/01/2026, 144A	346,300
375,000	Baytex Energy Corp., 8.750%, 4/01/2027, 144A	387,187
95,000	California Resources Corp., 7.125%, 2/01/2026, 144A	100,254
595,000	Callon Petroleum Co., 8.000%, 8/01/2028, 144A	587,562
260,000	Centennial Resource Production LLC, 6.875%, 4/01/2027, 144A	264,871
95,000	Chesapeake Energy Corp., 5.500%, 2/01/2026, 144A	99,275

Principal Amount	Description	Value (†)

	Independent Energy – continued
$255,000	Comstock Resources, Inc., 6.750%, 3/01/2029, 144A	$275,400
65,000	Continental Resources, Inc., 4.375%, 1/15/2028	71,906
410,000	Continental Resources, Inc., 4.900%, 6/01/2044	459,200
160,000	Continental Resources, Inc., 5.750%, 1/15/2031, 144A	193,400
90,000	Endeavor Energy Resources LP/EER Finance, Inc., 5.500%, 1/30/2026, 144A	93,816
140,000	Endeavor Energy Resources LP/EER Finance, Inc., 6.625%, 7/15/2025, 144A	147,525
380,000	Energean Israel Finance Ltd., 4.875%, 3/30/2026, 144A	389,698
200,000	Energean Israel Finance Ltd., 5.375%, 3/30/2028, 144A	204,682
180,000	Energy Ventures GoM LLC/EnVen Finance Corp., 11.750%, 4/15/2026, 144A	185,400
40,000	EQT Corp., 3.125%, 5/15/2026, 144A	41,005
85,000	EQT Corp., 3.625%, 5/15/2031, 144A	88,570
25,000	EQT Corp., 5.000%, 1/15/2029	28,149
75,000	EQT Corp., 6.625%, 2/01/2025	85,841
595,000	EQT Corp., 7.500%, 2/01/2030	765,884
320,000	Independence Energy Finance LLC, 7.250%, 5/01/2026, 144A	329,507
135,000	Laredo Petroleum, Inc., 7.750%, 7/31/2029, 144A	135,338
300,000	Leviathan Bond Ltd., 6.500%, 6/30/2027, 144A	329,271
285,000	Matador Resources Co., 5.875%, 9/15/2026	294,604
230,000	MEG Energy Corp., 5.875%, 2/01/2029, 144A	235,175
300,000	MEG Energy Corp., 7.125%, 2/01/2027, 144A	314,943
300,000	Murphy Oil Corp., 6.375%, 12/01/2042	302,289
275,000	Northern Oil & Gas, Inc., 8.125%, 3/01/2028, 144A	293,769
135,000	Oasis Petroleum, Inc., 6.375%, 6/01/2026, 144A	141,413
90,000	Occidental Petroleum Corp., 3.000%, 2/15/2027	89,931
80,000	Occidental Petroleum Corp., 3.200%, 8/15/2026	81,675
1,575,000	Occidental Petroleum Corp., 3.500%, 8/15/2029	1,601,964
595,000	Occidental Petroleum Corp., 4.100%, 2/15/2047	565,785
370,000	Occidental Petroleum Corp., 4.200%, 3/15/2048	354,275
120,000	Occidental Petroleum Corp., 4.400%, 4/15/2046	119,682
200,000	Occidental Petroleum Corp., 5.550%, 3/15/2026	222,000
655,000	Occidental Petroleum Corp., 6.600%, 3/15/2046	822,028
110,000	Occidental Petroleum Corp., 7.500%, 5/01/2031	143,028
50,000	Occidental Petroleum Corp., 7.875%, 9/15/2031	66,664
260,000	Occidental Petroleum Corp., 8.500%, 7/15/2027	325,632

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2021

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Independent Energy – continued
$385,000	Occidental Petroleum Corp., 8.875%, 7/15/2030	$522,996
575,000	Ovintiv, Inc., 6.500%, 8/15/2034	775,490
5,000	Ovintiv, Inc., 6.500%, 2/01/2038	6,878
120,000	Ovintiv, Inc., 6.625%, 8/15/2037	164,573
275,000	Ovintiv, Inc., 7.200%, 11/01/2031	369,034
115,000	Ovintiv, Inc., 7.375%, 11/01/2031	155,992
10,000	Ovintiv, Inc., 8.125%, 9/15/2030	13,758
270,000	Penn Virginia Escrow LLC, 9.250%, 8/15/2026, 144A	273,780
180,000	Range Resources Corp., 8.250%, 1/15/2029, 144A	202,509
385,000	Range Resources Corp., 9.250%, 2/01/2026	419,669
240,000	SM Energy Co., 5.625%, 6/01/2025	241,375
465,000	SM Energy Co., 6.500%, 7/15/2028	481,424
230,000	SM Energy Co., 6.750%, 9/15/2026	234,897
445,000	Southwestern Energy Co., 5.375%, 2/01/2029, 144A	476,065
315,000	Southwestern Energy Co., 5.375%, 3/15/2030	339,956
45,000	Southwestern Energy Co., 7.750%, 10/01/2027	48,614
270,000	Strathcona Resources Ltd., 6.875%, 8/01/2026, 144A	267,470
215,000	Tap Rock Resources LLC, 7.000%, 10/01/2026, 144A	220,106
275,000	Vine Energy Holdings LLC, 6.750%, 4/15/2029, 144A	296,829

		18,407,814

	Industrial Other – 0.2%
315,000	Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 2/01/2026, 144A	328,387
150,000	Installed Building Products, Inc., 5.750%, 2/01/2028, 144A	157,125

		485,512

	Leisure – 3.5%
140,000	AMC Entertainment Holdings, Inc., 10.500%, 4/15/2025, 144A	149,800
180,000	Boyne USA, Inc., 4.750%, 5/15/2029, 144A	185,850
1,685,000	Carnival Corp., 5.750%, 3/01/2027, 144A	1,741,869
365,000	Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium OP, 6.500%, 10/01/2028	391,594
265,000	Cinemark USA, Inc., 5.250%, 7/15/2028, 144A	261,025
265,000	Live Nation Entertainment, Inc., 3.750%, 1/15/2028, 144A	263,427
535,000	Live Nation Entertainment, Inc., 4.750%, 10/15/2027, 144A	543,686
20,000	NCL Corp. Ltd., 5.875%, 3/15/2026	20,500
1,130,000	NCL Corp. Ltd., 5.875%, 3/15/2026, 144A	1,158,250
165,000	NCL Finance Ltd., 6.125%, 3/15/2028, 144A	171,188
310,000	Royal Caribbean Cruises Ltd., 3.700%, 3/15/2028	296,828
780,000	Royal Caribbean Cruises Ltd., 4.250%, 7/01/2026, 144A	764,049

Principal Amount	Description	Value (†)

	Leisure – continued
$1,495,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028, 144A	$1,529,099
265,000	SeaWorld Parks & Entertainment, Inc., 5.250%, 8/15/2029, 144A	271,128
585,000	Speedway Motorsports LLC/Speedway Funding II, Inc., 4.875%, 11/01/2027, 144A	596,700
235,000	Viking Cruises Ltd., 5.875%, 9/15/2027, 144A	227,362
550,000	Viking Ocean Cruises Ship VII Ltd., 5.625%, 2/15/2029, 144A	550,000
295,000	VOC Escrow Ltd., 5.000%, 2/15/2028, 144A	291,076

		9,413,431

	Lodging – 1.1%
285,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 4.875%, 7/01/2031, 144A	286,069
885,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 5.000%, 6/01/2029, 144A	902,700
205,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029, 144A	207,563
720,000	Marriott Ownership Resorts, Inc., 4.750%, 1/15/2028	734,400
345,000	Travel & Leisure Co., 4.625%, 3/01/2030, 144A	354,487
5,000	Travel & Leisure Co., 6.000%, 4/01/2027	5,541
525,000	Travel & Leisure Co., 6.625%, 7/31/2026, 144A	597,854

		3,088,614

	Media Entertainment – 3.9%
645,000	AMC Networks, Inc., 4.250%, 2/15/2029	641,775
650,000	Audacy Capital Corp., 6.750%, 3/31/2029, 144A	655,317
230,000	Clear Channel International BV, 6.625%, 8/01/2025, 144A	239,488
295,000	Clear Channel Outdoor Holdings, Inc., 7.500%, 6/01/2029, 144A	306,800
250,000	Clear Channel Outdoor Holdings, Inc., 7.750%, 4/15/2028, 144A	263,125
270,000	Deluxe Corp., 8.000%, 6/01/2029, 144A	282,150
555,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 5.375%, 8/15/2026, 144A	366,300
310,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 6.625%, 8/15/2027, 144A	135,625
640,000	Gray Television, Inc., 4.750%, 10/15/2030, 144A	628,800
335,000	iHeartCommunications, Inc., 4.750%, 1/15/2028, 144A	345,217
165,000	iHeartCommunications, Inc., 6.375%, 5/01/2026	174,100
1,230,000	iHeartCommunications, Inc., 8.375%, 5/01/2027	1,314,562
150,000	Lamar Media Corp., 4.000%, 2/15/2030	154,425
125,000	Lions Gate Capital Holdings LLC, 5.500%, 4/15/2029, 144A	129,221

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Media Entertainment – continued
$395,000	Mav Acquisition Corp., 5.750%, 8/01/2028, 144A	$388,087
395,000	Mav Acquisition Corp., 8.000%, 8/01/2029, 144A	377,336
265,000	Midas OpCo Holdings LLC, 5.625%, 8/15/2029, 144A	274,423
1,210,000	Netflix, Inc., 4.875%, 6/15/2030, 144A	1,424,775
425,000	Netflix, Inc., 5.375%, 11/15/2029, 144A	514,781
75,000	Netflix, Inc., 5.875%, 11/15/2028	91,905
90,000	Netflix, Inc., 6.375%, 5/15/2029	113,850
115,000	Nexstar Media, Inc., 5.625%, 7/15/2027, 144A	121,667
150,000	Playtika Holding Corp., 4.250%, 3/15/2029, 144A	150,479
270,000	Scripps Escrow II, Inc., 5.375%, 1/15/2031, 144A	265,451
400,000	Sinclair Television Group, Inc., 5.125%, 2/15/2027, 144A	397,000
200,000	Terrier Media Buyer, Inc., 8.875%, 12/15/2027, 144A	211,476
115,000	Townsquare Media, Inc., 6.875%, 2/01/2026, 144A	120,642
230,000	Univision Communications, Inc., 6.625%, 6/01/2027, 144A	249,838

		10,338,615

	Metals & Mining – 3.7%
825,000	ABJA Investment Co. Pte Ltd., 5.450%, 1/24/2028	899,167
270,000	Allegheny Technologies, Inc., 4.875%, 10/01/2029	271,013
275,000	Allegheny Technologies, Inc., 5.125%, 10/01/2031	277,118
75,000	Allegheny Technologies, Inc., 5.875%, 12/01/2027	79,313
55,000	Carpenter Technology Corp., 6.375%, 7/15/2028	59,163
305,000	Cia de Minas Buenaventura SAA, 5.500%, 7/23/2026, 144A	301,508
570,000	Cleveland-Cliffs, Inc., 4.625%, 3/01/2029, 144A	582,112
455,000	Cleveland-Cliffs, Inc., 4.875%, 3/01/2031, 144A	469,787
85,000	Cleveland-Cliffs, Inc., 6.750%, 3/15/2026, 144A	90,631
265,000	Eldorado Gold Corp., 6.250%, 9/01/2029, 144A	262,652
460,000	First Quantum Minerals Ltd., 6.500%, 3/01/2024, 144A	465,750
2,065,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026, 144A	2,147,600
615,000	First Quantum Minerals Ltd., 7.250%, 4/01/2023, 144A	625,762
600,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	615,498
65,000	Freeport-McMoRan, Inc., 4.625%, 8/01/2030	70,281
15,000	Freeport-McMoRan, Inc., 5.400%, 11/14/2034	18,019

Principal Amount	Description	Value (†)

	Metals & Mining – continued
$145,000	GrafTech Finance, Inc., 4.625%, 12/15/2028, 144A	$148,806
935,000	Mineral Resources Ltd., 8.125%, 5/01/2027, 144A	1,015,541
980,000	Novelis Corp., 4.750%, 1/30/2030, 144A	1,031,646
110,000	SunCoke Energy, Inc., 4.875%, 6/30/2029, 144A	109,588
150,000	United States Steel Corp., 6.250%, 3/15/2026	154,688
210,000	United States Steel Corp., 6.875%, 3/01/2029	223,905
90,000	Volcan Cia Minera SAA, 4.375%, 2/11/2026, 144A	87,615

		10,007,163

	Midstream – 4.9%
545,000	Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.625%, 12/15/2025, 144A	589,281
360,000	Buckeye Partners LP, 4.500%, 3/01/2028, 144A	365,400
185,000	Buckeye Partners LP, 5.600%, 10/15/2044	179,913
130,000	Buckeye Partners LP, 5.850%, 11/15/2043	130,117
980,000	CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.500%, 6/15/2031, 144A	1,042,279
275,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.000%, 2/01/2029, 144A	287,757
95,000	DCP Midstream Operating LP, 5.125%, 5/15/2029	106,899
160,000	DCP Midstream Operating LP, 5.375%, 7/15/2025	176,800
540,000	DCP Midstream Operating LP, 5.625%, 7/15/2027	614,639
90,000	EnLink Midstream Partners LP, 5.050%, 4/01/2045	82,125
255,000	EnLink Midstream Partners LP, 5.450%, 6/01/2047	246,034
250,000	EnLink Midstream Partners LP, 5.600%, 4/01/2044	238,750
455,000	EQM Midstream Partners LP, 6.000%, 7/01/2025, 144A	498,771
470,000	EQM Midstream Partners LP, 6.500%, 7/01/2027, 144A	528,632
380,000	EQM Midstream Partners LP, 6.500%, 7/15/2048	432,250
100,000	EQM Midstream Partners LP, Series 10Y, 5.500%, 7/15/2028	109,862
275,000	Ferrellgas LP/Ferrellgas Finance Corp., 5.375%, 4/01/2026, 144A	268,784
625,000	Genesis Energy LP/Genesis Energy Finance Corp., 7.750%, 2/01/2028	624,412
260,000	Harvest Midstream I LP, 7.500%, 9/01/2028, 144A	276,939
335,000	Hess Midstream Operations LP, 4.250%, 2/15/2030, 144A	338,769
375,000	Hess Midstream Operations LP, 5.625%, 2/15/2026, 144A	389,062
425,000	New Fortress Energy, Inc., 6.500%, 9/30/2026, 144A	406,406
910,000	New Fortress Energy, Inc., 6.750%, 9/15/2025, 144A	875,875

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2021

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Midstream – continued
$80,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	$70,615
370,000	NuStar Logistics LP, 5.750%, 10/01/2025	398,675
265,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.000%, 6/01/2031, 144A	274,938
390,000	Sunoco LP/Sunoco Finance Corp., 4.500%, 5/15/2029	395,565
90,000	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.500%, 1/15/2028, 144A	92,138
110,000	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 6.000%, 3/01/2027, 144A	115,126
1,250,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.500%, 3/01/2030	1,366,797
735,000	Western Midstream Operating LP, 5.300%, 2/01/2030	812,175
50,000	Western Midstream Operating LP, 5.300%, 3/01/2048	57,625
345,000	Western Midstream Operating LP, 5.450%, 4/01/2044	396,281
345,000	Western Midstream Operating LP, 6.500%, 2/01/2050	405,989

		13,195,680

	Non-Agency Commercial Mortgage-Backed Securities – 1.9%
98,817	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class COL1, 1-month LIBOR + 3.500%, 3.584%, 11/15/2031, 144A(a)(j)(k)	85,150
345,858	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class COL2, 1-month LIBOR + 4.500%, 4.584%, 11/15/2031, 144A(a)(j)(k)	292,492
590,000	Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class D, 5.109%, 5/10/2047, 144A(b)	549,476
405,000	Commercial Mortgage Trust, Series 2012-CR3, Class B, 3.922%, 10/15/2045, 144A	401,305
795,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class E, 4.373%, 9/15/2037, 144A	714,648
110,000	GS Mortgage Securities Trust, Series 2011-GC5, Class C, 5.303%, 8/10/2044, 144A(b)	93,775
935,000	GS Mortgage Securities Trust, Series 2011-GC5, Class D, 5.303%, 8/10/2044, 144A(b)	467,500
100,000	GS Mortgage Securities Trust, Series 2013-GC13, Class C, 4.218%, 7/10/2046, 144A(b)	94,408
130,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class C, 5.360%, 2/15/2046, 144A(b)	120,755

Principal Amount	Description	Value (†)

	Non-Agency Commercial Mortgage-Backed Securities – continued
$505,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-C8, Class D, 4.828%, 10/15/2045, 144A(b)	$497,963
275,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class E, 5.385%, 6/15/2044, 144A(b)(j)(k)	226,493
295,000	MSBAM Commercial Mortgage Securities Trust, Series 2012-CKSV, Class C, 4.425%, 10/15/2030, 144A(b)	246,276
106,361	Starwood Retail Property Trust, Series 2014-STAR, Class A, 1-month LIBOR + 1.470%, 1.554%, 11/15/2027, 144A(a)	65,944
320,000	Starwood Retail Property Trust, Series 2014-STAR, Class D, 1-month LIBOR + 3.500%, 3.584%, 11/15/2027, 144A(a)(g)(h)(j)	81,175
350,000	Starwood Retail Property Trust, Series 2014-STAR, Class E, 1-month LIBOR + 4.400%, 4.484%, 11/15/2027, 144A(a)(g)(h)(j)	31,213
145,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class C, 4.317%, 11/15/2059(b)	123,009
325,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class C, 4.458%, 8/15/2050	198,250
590,437	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.513%, 3/15/2044, 144A(b)	287,661
205,000	WFRBS Commercial Mortgage Trust, Series 2011-C4, Class E, 5.024%, 6/15/2044, 144A(b)	139,484
530,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class C, 4.495%, 12/15/2045(b)	463,033
100,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class E, 4.957%, 6/15/2045, 144A(b)(j)(k)	30,000

		5,210,010

	Oil Field Services – 0.9%
150,000	Nabors Industries Ltd., 7.250%, 1/15/2026, 144A	145,890
131,000	Nabors Industries, Inc., 9.000%, 2/01/2025, 144A	135,402
180,000	Precision Drilling Corp., 6.875%, 1/15/2029, 144A	188,000
30,000	Precision Drilling Corp., 7.125%, 1/15/2026, 144A	30,825
125,000	Solaris Midstream Holdings LLC, 7.625%, 4/01/2026, 144A	133,957
519,250	Transocean Pontus Ltd., 6.125%, 8/01/2025, 144A	519,250
365,000	Transocean Poseidon Ltd., 6.875%, 2/01/2027, 144A	363,149
74,250	Transocean Proteus Ltd., 6.250%, 12/01/2024, 144A	74,250

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Oil Field Services – continued
$325,000	Transocean, Inc., 8.000%, 2/01/2027, 144A	$255,720
135,000	Transocean, Inc., 11.500%, 1/30/2027, 144A	139,050
321,000	Weatherford International Ltd., 11.000%, 12/01/2024, 144A	338,051

		2,323,544

	Packaging – 1.3%
1,300,000	ARD Finance S.A., 7.250% PIK or 6.500% Cash, 6/30/2027, 144A(e)	1,381,055
1,155,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.250%, 8/15/2027, 144A	1,175,796
170,000	Graham Packaging Co., Inc., 7.125%, 8/15/2028, 144A	180,493
220,000	Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.000%, 9/15/2028, 144A	230,615
610,000	Mauser Packaging Solutions Holding Co., 7.250%, 4/15/2025, 144A	606,282

		3,574,241

	Pharmaceuticals – 3.6%
1,260,000	Bausch Health Cos., Inc., 5.250%, 1/30/2030, 144A	1,174,950
790,000	Bausch Health Cos., Inc., 5.250%, 2/15/2031, 144A	726,492
720,000	Bausch Health Cos., Inc., 6.250%, 2/15/2029, 144A	712,454
185,000	Bausch Health Cos., Inc., 7.250%, 5/30/2029, 144A	189,597
385,000	Cheplapharm Arzneimittel GmbH, 5.500%, 1/15/2028, 144A	398,818
445,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.000%, 6/30/2028, 144A	318,175
145,000	Endo Luxembourg Finance Co. I. S.a.r.l/Endo U.S., Inc., 6.125%, 4/01/2029, 144A	145,000
115,000	HCRX Investments Holdco LP, 4.500%, 8/01/2029, 144A	115,575
205,000	Jazz Securities DAC, 4.375%, 1/15/2029, 144A	212,442
745,000	Organon & Co./Organon Foreign Debt Co-Issuer BV, 5.125%, 4/30/2031, 144A	782,511
251,000	Par Pharmaceutical, Inc., 7.500%, 4/01/2027, 144A	255,706
230,000	Teva Pharmaceutical Finance Co. LLC, 6.150%, 2/01/2036	251,422
650,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	622,375
4,010,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	3,458,625
295,000	Teva Pharmaceutical Finance Netherlands III BV, 7.125%, 1/31/2025	322,656

		9,686,798

Principal Amount	Description	Value (†)

	Property & Casualty Insurance – 0.6%
$400,000	Acrisure LLC/Acrisure Finance, Inc., 6.000%, 8/01/2029, 144A	$394,924
440,000	AmWINS Group, Inc., 4.875%, 6/30/2029, 144A	446,182
299,963	Ardonagh Midco 2 PLC, 12.750% PIK or 11.500% Cash, 1/15/2027, 144A(l)	327,709
255,000	AssuredPartners, Inc., 5.625%, 1/15/2029, 144A	256,581
275,000	BroadStreet Partners, Inc., 5.875%, 4/15/2029, 144A	273,969

		1,699,365

	Refining – 0.4%
120,000	Calumet Specialty Products Partners LP/Calumet Finance Corp., 11.000%, 4/15/2025, 144A	129,900
150,000	CVR Energy, Inc., 5.250%, 2/15/2025, 144A	148,500
540,000	Parkland Corp., 5.875%, 7/15/2027, 144A	572,400
190,000	PBF Holding Co. LLC/PBF Finance Corp., 6.000%, 2/15/2028	121,252
240,000	PBF Holding Co. LLC/PBF Finance Corp., 9.250%, 5/15/2025, 144A	227,400

		1,199,452

	REITs – Hotels – 0.4%
380,000	Service Properties Trust, 4.750%, 10/01/2026	376,200
530,000	Service Properties Trust, 7.500%, 9/15/2025	595,052

		971,252

	REITs – Mortgage – 0.2%
185,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.250%, 2/01/2027, 144A	183,150
265,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.250%, 10/01/2025, 144A	268,293
170,000	Starwood Property Trust, Inc., 3.625%, 7/15/2026, 144A	171,275

		622,718

	Restaurants – 0.6%
1,280,000	1011778 BC ULC/New Red Finance, Inc., 4.000%, 10/15/2030, 144A	1,267,200
230,000	Bloomin’ Brands, Inc./OSI Restaurant Partners LLC, 5.125%, 4/15/2029, 144A	239,283
205,000	Papa John’s International, Inc., 3.875%, 9/15/2029, 144A	203,975

		1,710,458

	Retailers – 2.4%
165,000	Ambience Merger Sub, Inc., 4.875%, 7/15/2028, 144A	165,000
310,000	Ambience Merger Sub, Inc., 7.125%, 7/15/2029, 144A	307,288
91,000	Asbury Automotive Group, Inc., 4.500%, 3/01/2028	93,389

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2021

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Retailers – continued
$99,000	Asbury Automotive Group, Inc., 4.750%, 3/01/2030	$103,331
185,000	Bath & Body Works, Inc., 5.250%, 2/01/2028	204,055
90,000	Bath & Body Works, Inc., 6.625%, 10/01/2030, 144A	102,150
150,000	Bath & Body Works, Inc., 6.750%, 7/01/2036	186,000
455,000	Bath & Body Works, Inc., 6.875%, 11/01/2035	571,025
180,000	Carvana Co., 4.875%, 9/01/2029, 144A	178,253
975,000	Carvana Co., 5.500%, 4/15/2027, 144A	995,182
130,000	Carvana Co., 5.625%, 10/01/2025, 144A	134,406
460,000	Carvana Co., 5.875%, 10/01/2028, 144A	475,277
480,000	Dillard’s, Inc., 7.000%, 12/01/2028	566,870
80,000	Group 1 Automotive, Inc., 4.000%, 8/15/2028, 144A	81,400
130,000	Ken Garff Automotive LLC, 4.875%, 9/15/2028, 144A	133,575
270,000	Lithia Motors, Inc., 4.375%, 1/15/2031, 144A	288,225
200,000	Michaels Cos., Inc. (The), 7.875%, 5/01/2029, 144A	207,845
115,000	Murphy Oil USA, Inc., 4.750%, 9/15/2029	121,756
275,000	NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.125%, 4/01/2026, 144A	291,844
270,000	PetSmart, Inc./PetSmart Finance Corp., 4.750%, 2/15/2028, 144A	277,425
310,000	PetSmart, Inc./PetSmart Finance Corp., 7.750%, 2/15/2029, 144A	338,287
250,000	Rite Aid Corp., 7.500%, 7/01/2025, 144A	249,943
420,000	Victoria’s Secret & Co., 4.625%, 7/15/2029, 144A	426,888

		6,499,414

	Technology – 4.5%
445,000	Clarivate Science Holdings Corp., 4.875%, 7/01/2029, 144A	445,868
2,660,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	2,530,086
346,000	CommScope Technologies LLC, 6.000%, 6/15/2025, 144A	350,325
575,000	CommScope, Inc., 7.125%, 7/01/2028, 144A	586,770
540,000	Elastic NV, 4.125%, 7/15/2029, 144A	542,700
850,000	Endure Digital, Inc., 6.000%, 2/15/2029, 144A	807,500
140,000	Everi Holdings, Inc., 5.000%, 7/15/2029, 144A	143,455
1,185,000	Iron Mountain, Inc., 4.875%, 9/15/2029, 144A	1,241,287
255,000	J2 Global, Inc., 4.625%, 10/15/2030, 144A	270,938
250,000	LogMeIn, Inc., 5.500%, 9/01/2027, 144A	254,375
195,000	NCR Corp., 5.000%, 10/01/2028, 144A	199,253
210,000	NCR Corp., 5.250%, 10/01/2030, 144A	220,191

Principal Amount	Description	Value (†)

	Technology – continued
$490,000	Nielsen Finance LLC/Nielsen Finance Co., 5.625%, 10/01/2028, 144A	$508,375
470,000	Nielsen Finance LLC/Nielsen Finance Co., 5.875%, 10/01/2030, 144A	494,520
635,000	Nokia OYJ, 4.375%, 6/12/2027	696,913
20,000	Open Text Corp., 5.875%, 6/01/2026, 144A	20,700
410,000	Pitney Bowes, Inc., 6.875%, 3/15/2027, 144A	431,525
130,000	Presidio Holdings, Inc., 4.875%, 2/01/2027, 144A	134,225
130,000	Presidio Holdings, Inc., 8.250%, 2/01/2028, 144A	139,913
550,000	Rocket Software, Inc., 6.500%, 2/15/2029, 144A	544,500
175,000	Sabre GLBL, Inc., 7.375%, 9/01/2025, 144A	186,515
65,000	Sabre GLBL, Inc., 9.250%, 4/15/2025, 144A	75,126
385,000	Square, Inc., 2.750%, 6/01/2026, 144A	390,255
250,000	Veritas U.S., Inc./Veritas Bermuda Ltd., 7.500%, 9/01/2025, 144A	260,000
255,000	Xerox Holdings Corp., 5.000%, 8/15/2025, 144A	267,941
255,000	Xerox Holdings Corp., 5.500%, 8/15/2028, 144A	263,994

		12,007,250

	Transportation Services – 0.3%
410,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.750%, 7/15/2027, 144A	427,425
270,000	Seaspan Corp., 5.500%, 8/01/2029, 144A	275,459

		702,884

	Wireless – 1.9%
1,285,000	Altice France S.A., 5.125%, 1/15/2029, 144A	1,259,300
975,000	HTA Group Ltd., 7.000%, 12/18/2025, 144A	1,023,750
430,000	IHS Netherlands Holdco BV, 8.000%, 9/18/2027	459,605
770,000	Kenbourne Invest S.A., 6.875%, 11/26/2024, 144A	810,533
180,000	Millicom International Cellular S.A., 5.125%, 1/15/2028, 144A	187,110
1,430,000	SoftBank Group Corp., 4.625%, 7/06/2028	1,401,370

		5,141,668

	Wirelines – 1.1%
210,000	Cablevision Lightpath LLC, 5.625%, 9/15/2028, 144A	210,761
220,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	241,010
30,000	Lumen Technologies, Inc., 5.125%, 12/15/2026, 144A	31,125
845,000	Lumen Technologies, Inc., 5.375%, 6/15/2029, 144A	862,204
420,000	Lumen Technologies, Inc., 5.625%, 4/01/2025	456,750

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Wirelines – continued
$100,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	$112,250
155,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	189,875
475,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 4.750%, 4/15/2028, 144A	485,094
260,000	Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.750%, 8/15/2028, 144A	271,557

		2,860,626

	Total Non-Convertible Bonds

	(Identified Cost $216,204,686)	226,842,569

Convertible Bonds – 5.3%

	Airlines – 0.6%
185,000	JetBlue Airways Corp., 0.500%, 4/01/2026, 144A	181,271
895,000	Southwest Airlines Co., 1.250%, 5/01/2025	1,336,906

		1,518,177

	Cable Satellite – 1.7%
195,000	DISH Network Corp., Zero Coupon, 0.000%, 12/15/2025, 144A(m)	233,025
960,000	DISH Network Corp., 2.375%, 3/15/2024	935,400
3,400,000	DISH Network Corp., 3.375%, 8/15/2026	3,534,300

		4,702,725

	Consumer Cyclical Services – 0.3%
160,000	Expedia Group, Inc., Zero Coupon, 0.000%, 2/15/2026, 144A(m)	172,744
285,000	Peloton Interactive, Inc., Zero Coupon, 0.000%-1.734%, 2/15/2026, 144A(n)	250,881
345,000	Uber Technologies, Inc., Zero Coupon, 0.000%, 12/15/2025, 144A(m)	335,558

		759,183

	Gaming – 0.1%
80,000	Penn National Gaming, Inc., 2.750%, 5/15/2026	255,280

	Healthcare – 0.5%
1,265,000	Teladoc Health, Inc., 1.250%, 6/01/2027	1,270,612

	Media Entertainment – 0.2%
410,000	Twitter, Inc., Zero Coupon, 0.000%, 3/15/2026, 144A(m)	380,620
85,000	Zynga, Inc., Zero Coupon, 0.779%-0.859%, 12/15/2026, 144A(n)	82,078

		462,698

Principal Amount	Description	Value (†)

	Pharmaceuticals – 1.2%
$410,000	Aerie Pharmaceuticals, Inc., 1.500%, 10/01/2024	$374,707
435,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	445,086
2,005,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	2,006,651
250,000	Ionis Pharmaceuticals, Inc., Zero Coupon, 0.000%, 4/01/2026, 144A(m)	227,184
220,000	Livongo Health, Inc., 0.875%, 6/01/2025	290,640

		3,344,268

	Technology – 0.7%
840,000	Palo Alto Networks, Inc., 0.375%, 6/01/2025	1,386,902
425,000	Splunk, Inc., 1.125%, 6/15/2027	416,766

		1,803,668

	Total Convertible Bonds

	(Identified Cost $13,716,479)	14,116,611

	Total Bonds and Notes

	(Identified Cost $229,921,165)	240,959,180

Senior Loans – 0.4%

	Airlines – 0.1%
299,316	United Airlines, Inc., 2021 Term Loan B, 3-month LIBOR + 3.750%, 4.500%, 4/21/2028(a)	301,154

	Chemicals – 0.1%
332,000	Lonza Group AG, USD Term Loan B, 3-month LIBOR + 4.000%, 4.750%, 7/03/2028(a)	332,890

	Lodging – 0.1%
297,314	Hilton Grand Vacations Borrower LLC, 2021 Term Loan B, 8/02/2028(o)	297,983

	Pharmaceuticals – 0.1%
249,000	Jazz Financing Lux S.a.r.l., USD Term Loan, 5/05/2028(o)	249,281

	Total Senior Loans

	(Identified Cost $1,170,371)	1,181,308

Collateralized Loan Obligations – 2.5%

670,000	AIG CLO Ltd., Series 2021-2A, Class E, 3-month LIBOR + 6.500%, 6.590%, 7/20/2034, 144A(a)	669,950
260,000	Battalion CLO XIV Ltd., Series 2019-14A, Class E, 3-month LIBOR + 6.680%, 6.814%, 4/20/2032, 144A(a)	260,002
335,000	CIFC Funding Ltd., Series 2019-1A, Class DR, 3-month LIBOR + 3.100%, 3.234%, 4/20/2032, 144A(a)	334,996
325,000	Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class DR, 3-month LIBOR + 3.050%, 3.184%, 7/20/2031, 144A(a)	325,026

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2021

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Collateralized Loan Obligations – continued

$465,000	Madison Park Funding XII Ltd., Series 2014-12A, Class E, 3-month LIBOR + 5.100%, 5.234%, 7/20/2026, 144A(a)	$464,087
530,000	NYACK Park CLO Ltd., Series 2021-1A, Class E, 3-month LIBOR + 6.100%, 10/20/2034, 144A(a)(g)(h)(p)	530,000
500,000	Octagon Investment Partners 44 Ltd., Series 2019-1A, Class ER, 3-month LIBOR + 6.750%, 6.834%, 10/15/2034, 144A(a)	502,395
535,000	OHA Credit Funding 2 Ltd., Series 2019-2A, Class ER, 3-month LIBOR + 6.360%, 6.494%, 4/21/2034, 144A(a)	535,366
665,000	OHA Credit Funding 3 Ltd., Series 2019-3A, Class ER, 3-month LIBOR + 6.250%, 6.398%, 7/02/2035, 144A(a)	660,079
860,000	OZLM XXIII Ltd., Series 2019-23A, Class DR, 3-month LIBOR + 3.750%, 3.876%, 4/15/2034, 144A(a)	863,251
450,000	Palmer Square CLO Ltd., Series 2018-3A, Class D, 3-month LIBOR + 4.400%, 4.525%, 8/15/2026, 144A(a)	450,002
320,000	Palmer Square CLO Ltd., Series 2021-2A, Class D, 3-month LIBOR + 2.900%, 3.006%, 7/15/2034, 144A(a)	319,996
530,000	Palmer Square CLO Ltd., Series 2021-4A, Class E, 3-month LIBOR + 6.050%, 6.186%, 10/15/2034, 144A(a)(g)(h)	530,000
275,000	Prudential PLC, Series 2021-5A, Class E, 3-month LIBOR + 6.500%, 10/18/2034, 144A(a)(g)(p)	274,972

	Total Collateralized Loan Obligations

	(Identified Cost $6,715,159)	6,720,122

Shares

Preferred Stocks – 1.0%

Convertible Preferred Stocks – 1.0%

	Food & Beverage – 0.6%
14,094	Bunge Ltd., 4.875%	1,676,373

	Technology – 0.2%
5,740	Clarivate PLC, Series A, 5.250%	497,601

	Wireless – 0.2%
528	2020 Cash Mandatory Exchangeable Trust, 5.250%, 144A(j)(k)	597,047

	Total Convertible Preferred Stocks

	(Identified Cost $2,497,925)	2,771,021

	Total Preferred Stocks

	(Identified Cost $2,497,925)	2,771,021

Shares	Description	Value (†)

Common Stocks – 2.3%

	Aerospace & Defense – 0.0%
348	Lockheed Martin Corp.	$120,095

	Air Freight & Logistics – 0.1%
721	United Parcel Service, Inc., Class B	131,294

	Beverages – 0.0%
2,342	Coca-Cola Co. (The)	122,885

	Capital Markets – 0.1%
163	BlackRock, Inc.	136,702
1,475	Morgan Stanley	143,532

		280,234

	Chemicals – 0.1%
12,926	Hexion Holdings Corp., Class B(i)	273,605

	Communications Equipment – 0.1%
2,550	Cisco Systems, Inc.	138,796

	Electric Utilities – 0.1%
1,332	Duke Energy Corp.	129,990
1,534	NextEra Energy, Inc.	120,450

		250,440

	Energy Equipment & Services – 0.0%
11,343	McDermott International Ltd.(i)	4,537

	Food & Staples Retailing – 0.1%
890	Walmart, Inc.	124,048

	Health Care Equipment & Supplies – 0.0%
957	Abbott Laboratories	113,050

	Health Care Providers & Services – 0.1%
374	Anthem, Inc.	139,427
349	UnitedHealth Group, Inc.	136,368

		275,795

	Hotels, Restaurants & Leisure – 0.0%
1,091	Starbucks Corp.	120,348

	Household Products – 0.1%
941	Procter & Gamble Co. (The)	131,552

	IT Services – 0.1%
453	Accenture PLC, Class A	144,924
325	Automatic Data Processing, Inc.	64,974

		209,898

	Machinery – 0.1%
287	Cummins, Inc.	64,449
359	Deere & Co.	120,290

		184,739

	Media – 0.0%
2,149	Comcast Corp., Class A	120,194

	Metals & Mining – 0.0%
2,127	Newmont Corp.	115,496

	Oil, Gas & Consumable Fuels – 0.2%
2,801	Battalion Oil Corp.(i)	27,253
1,133	Chevron Corp.	114,943
5,114	Whiting Petroleum Corp.(i)	298,709
4,950	Williams Cos., Inc. (The)	128,403

		569,308

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles High Income Opportunities Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Pharmaceuticals – 0.1%
730	Johnson & Johnson	$117,895
1,612	Merck & Co., Inc.	121,077

		238,972

	Professional Services – 0.0%
265	Clarivate PLC(i)	5,803

	REITs – Diversified – 0.1%
550	American Tower Corp.	145,975

	Road & Rail – 0.0%
557	Union Pacific Corp.	109,178

	Semiconductors & Semiconductor Equipment – 0.0%
359	Texas Instruments, Inc.	69,003

	Software – 0.1%
493	Microsoft Corp.	138,987

	Specialty Retail – 0.0%
226	Home Depot, Inc. (The)	74,187

	Technology Hardware, Storage & Peripherals – 0.1%
918	Apple, Inc.	129,897

	Wireless Telecommunication Services – 0.7%
14,889	T-Mobile US, Inc.(i)	1,902,219

	Total Common Stocks

	(Identified Cost $6,340,819)	6,100,535

Warrants – 0.0%

35	Guaranteed Rate, Inc., Expiration on 12/31/2060(g)(h)(i)(j)	—
22,710	McDermott International Ltd., Tranche A, Expiration on 5/1/2024(g)(h)(i)	1,590
25,233	McDermott International Ltd., Tranche B, Expiration on 5/1/2024(g)(h)(i)	757

	Total Warrants

	(Identified Cost $35,225)	2,347

Principal Amount

Short-Term Investments – 3.3%

$8,705,433	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2021 at 0.000% to be repurchased at $8,705,433 on 10/01/2021 collateralized by $8,925,600 U.S. Treasury Note, 1.250% due 9/30/2028 valued at $8,879,580 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $8,705,433)	8,705,433

	Total Investments – 99.5%

	(Identified Cost $255,386,097)	266,439,946

	Other assets less liabilities—0.5%	1,262,810

	Net Assets – 100.0%	$267,702,756

(†)	See Note 2 of Notes to Financial Statements.

(a)	Variable rate security. Rate as of September 30, 2021 is disclosed.

(b)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2021 is disclosed.

(c)	Perpetual bond with no specified maturity date.

(d)	Payment-in-kind security for which the issuer, at each interest payment date, makes interest payments in additional principal.

(e)	Payment-in-kind security for which the issuer, at each interest payment date, may make interest payments in cash and/or additional principal. For the period ended September 30, 2021, interest payments were made in cash.

(f)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.

(g)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.

(h)	Fair valued by the Fund’s adviser. At September 30, 2021, the value of these securities amounted to $1,174,735 or 0.4% of net assets. See Note 2 of Notes to Financial Statements.

(i)	Non-income producing security.

(j)	Illiquid security. (Unaudited)

(k)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2021, the value of these securities amounted to $1,231,182 or 0.5% of net assets. See Note 2 of Notes to Financial Statements.

(l)	Payment-in-kind security for which the issuer, at each interest payment date, may make interest payments in cash and/or additional principal. For the period ended September 30, 2021, interest payments were made in principal.

(m)	Interest rate represents annualized yield at time of purchase; not a coupon rate.

(n)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.

(o)	Position is unsettled. Contract rate was not determined at September 30, 2021 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(p)	New issue unsettled as of September 30, 2021. Coupon rate does not take effect until settlement date.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, the value of Rule 144A holdings amounted to $170,671,895 or 63.8% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2021

Loomis Sayles High Income Opportunities Fund – continued

Industry Summary at September 30, 2021

Cable Satellite	8.0%
Independent Energy	6.9
Technology	5.4
Pharmaceuticals	5.0
Midstream	4.9
Healthcare	4.5
Media Entertainment	4.1
Gaming	3.9
Finance Companies	3.9
Metals & Mining	3.7
Leisure	3.5
Automotive	2.8
Building Materials	2.6
Airlines	2.6
Financial Other	2.5
Retailers	2.4
Food & Beverage	2.3
Consumer Cyclical Services	2.3
Chemicals	2.2
Wireless	2.1
Other Investments, less than 2% each	18.1
Short-Term Investments	3.3
Collateralized Loan Obligations	2.5

Total Investments	99.5
Other assets less liabilities	0.5

Net Assets	100.0%

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Securitized Asset Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 91.9% of Net Assets

	ABS Car Loan – 9.3%
$1,361,852	American Credit Acceptance Receivables Trust, Series 2019-4, Class C, 2.690%, 12/12/2025, 144A	$1,373,114
4,500,000	American Credit Acceptance Receivables Trust, Series 2020-1A, Class C, 2.190%, 3/13/2026, 144A	4,542,453
1,195,000	American Credit Acceptance Receivables Trust, Series 2020-2, Class C, 3.880%, 4/13/2026, 144A	1,246,108
1,695,000	American Credit Acceptance Receivables Trust, Series 2021-1, Class C, 0.830%, 3/15/2027, 144A	1,696,927
715,000	AmeriCredit Automobile Receivables Trust, Series 2020-3, Class C, 1.060%, 8/18/2026	719,760
1,050,000	AmeriCredit Automobile Receivables Trust, Series 2021-2, Class C, 1.010%, 1/19/2027	1,053,545
600,000	Avis Budget Rental Car Funding AESOP LLC, Series 2018-2A, Class A, 4.000%, 3/20/2025, 144A	642,970
3,560,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class A, 3.350%, 9/22/2025, 144A	3,794,638
6,040,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class A, 2.360%, 3/20/2026, 144A	6,282,363
615,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class A, 2.330%, 8/20/2026, 144A	639,256
2,880,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class B, 2.680%, 8/20/2026, 144A	2,996,509
3,860,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class A, 2.020%, 2/20/2027, 144A	3,951,679
2,750,000	Bank of The West Auto Trust, Series 2019-1, Class B, 2.760%, 1/15/2025, 144A	2,845,232
3,950,000	California Republic Auto Receivables Trust, Series 2018-1, Class C, 3.870%, 10/16/2023	4,004,582
1,370,000	Canadian Pacer Auto Receivables Trust, Series 2018-2A, Class C, 4.070%, 3/19/2025, 144A	1,391,398
1,050,000	CarMax Auto Owner Trust, Series 2018-1, Class D, 3.370%, 7/15/2024	1,061,665
1,285,000	CarMax Auto Owner Trust, Series 2018-2, Class D, 3.990%, 4/15/2025	1,313,919
1,465,000	CarMax Auto Owner Trust, Series 2019-4, Class B, 2.320%, 7/15/2025	1,513,139

Principal Amount	Description	Value (†)

	ABS Car Loan – continued
$500,000	CarMax Auto Owner Trust, Series 2020-3, Class C, 1.690%, 4/15/2026	$510,121
1,485,000	CarMax Auto Owner Trust, Series 2021-1, Class C, 0.940%, 12/15/2026	1,478,086
4,040,000	Carvana Auto Receivables Trust, Series 2021-N1, Class C, 1.300%, 1/10/2028	4,061,372
1,380,000	Carvana Auto Receivables Trust, Series 2021-N2, Class C, 1.070%, 3/10/2028	1,381,555
4,455,000	Carvana Auto Receivables Trust, Series 2021-P1, Class C, 1.530%, 3/10/2027	4,442,423
5,410,000	Carvana Auto Receivables Trust, Series 2021-P2, Class C, 1.600%, 6/10/2027	5,379,239
2,360,000	Credit Acceptance Auto Loan Trust, Series 2019-3A, Class B, 2.860%, 1/16/2029, 144A	2,433,790
910,000	Credit Acceptance Auto Loan Trust, Series 2020-1A, Class B, 2.390%, 4/16/2029, 144A	933,597
1,245,000	Credit Acceptance Auto Loan Trust, Series 2020-2A, Class A, 1.370%, 7/16/2029, 144A	1,257,317
2,775,000	Credit Acceptance Auto Loan Trust, Series 2021-2A, Class A, 0.960%, 2/15/2030, 144A	2,782,723
1,435,000	Credit Acceptance Auto Loan Trust, Series 2021-3A, Class A, 1.000%, 5/15/2030, 144A	1,435,793
570,000	Drive Auto Receivables Trust, Series 2021-1, Class C, 1.020%, 6/15/2027	572,330
1,260,000	DT Auto Owner Trust, Series 2020-3A, Class C, 1.470%, 6/15/2026, 144A	1,274,947
1,385,000	DT Auto Owner Trust, Series 2021-1A, Class C, 0.840%, 10/15/2026, 144A	1,385,571
570,000	DT Auto Owner Trust, Series 2021-2A, Class C, 1.100%, 2/16/2027, 144A	571,351
2,120,000	Exeter Automobile Receivables Trust, Series 2021-1A, Class C, 0.740%, 1/15/2026	2,124,431
3,360,000	First Investors Auto Owner Trust, Series 2019-2A, Class C, 2.710%, 12/15/2025, 144A	3,433,401
1,625,000	First Investors Auto Owner Trust, Series 2021-1A, Class C, 1.170%, 3/15/2027, 144A	1,633,601
1,826,000	Flagship Credit Auto Trust, Series 2019-4, Class C, 2.770%, 12/15/2025, 144A	1,881,830
3,500,000	Flagship Credit Auto Trust, Series 2020-1, Class C, 2.240%, 1/15/2026, 144A	3,568,547

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Car Loan – continued
$750,000	Flagship Credit Auto Trust, Series 2020-2, Class C, 3.800%, 4/15/2026, 144A	$782,517
1,690,000	Flagship Credit Auto Trust, Series 2021-1, Class C, 0.910%, 3/15/2027, 144A	1,689,272
885,000	Flagship Credit Auto Trust, Series 2021-2, Class B, 0.930%, 6/15/2027, 144A	886,699
3,335,000	Ford Credit Auto Owner Trust, Series 2020-A, Class C, 3.490%, 10/15/2026	3,520,085
1,650,000	Ford Credit Auto Owner Trust, Series 2020-B, Class C, 2.040%, 12/15/2026	1,702,176
2,815,000	Ford Credit Auto Owner Trust, Series 2021-A, Class C, 0.830%, 8/15/2028	2,784,958
2,250,000	Foursight Capital Automobile Receivables Trust, Series 2020-1, Class B, 2.270%, 2/18/2025, 144A	2,282,582
2,375,000	Foursight Capital Automobile Receivables Trust, Series 2021-2, Class C, 1.570%, 7/15/2027, 144A	2,369,172
5,245,000	GLS Auto Receivables Trust, Series 2020-1A, Class B, 2.430%, 11/15/2024, 144A	5,313,038
1,665,000	GLS Auto Receivables Trust, Series 2021-2A, Class C, 1.080%, 6/15/2026, 144A	1,668,536
1,725,000	GM Financial Consumer Automobile Receivables Trust, Series 2020-3, Class D, 1.910%, 9/16/2027	1,771,777
565,000	GMF Floorplan Owner Revolving Trust, Series 2020-1, Class C, 1.480%, 8/15/2025, 144A	571,651
1,776,000	Hyundai Auto Lease Securitization Trust, Series 2021-B, Class B, 0.620%, 3/16/2026, 144A	1,773,886
800,000	Hyundai Auto Receivables Trust, Series 2020-B, Class C, 1.600%, 12/15/2026	815,555
4,589,433	JPMorgan Chase Bank NA, Series 2021-1, Class B, 0.875%, 9/25/2028, 144A	4,592,606
2,610,000	Prestige Auto Receivables Trust, Series 2020-1A, Class C, 1.310%, 11/16/2026, 144A	2,626,921
770,000	Santander Consumer Auto Receivables Trust, Series 2020-AA, Class C, 3.710%, 2/17/2026, 144A	804,245
1,110,000	Santander Consumer Auto Receivables Trust, Series 2021-AA, Class C, 1.030%, 11/16/2026, 144A	1,109,896

Principal Amount	Description	Value (†)

	ABS Car Loan – continued
$765,000	Santander Drive Auto Receivables Trust, Series 2020-1, Class C, 4.110%, 12/15/2025	$797,357
1,350,000	Santander Drive Auto Receivables Trust, Series 2020-1, Class D, 5.350%, 3/15/2028	1,449,151
1,265,000	Santander Drive Auto Receivables Trust, Series 2020-2, Class C, 1.460%, 9/15/2025	1,275,382
2,340,000	Santander Drive Auto Receivables Trust, Series 2020-3, Class C, 1.120%, 1/15/2026	2,354,749
1,410,000	Santander Drive Auto Receivables Trust, Series 2021-2, Class C, 0.900%, 6/15/2026	1,414,949
2,225,000	Santander Drive Auto Receivables Trust, Series 2021-3, Class C, 0.950%, 9/15/2027	2,229,025
3,860,000	Santander Retail Auto Lease Trust, Series 2021-B, Class C, 1.100%, 6/20/2025, 144A	3,860,838
2,260,000	United Auto Credit Securitization Trust, Series 2020-1, Class C, 2.150%, 2/10/2025, 144A	2,275,174
150,000	Westlake Automobile Receivables Trust, Series 2020-2A, Class C, 2.010%, 7/15/2025, 144A	152,749
2,290,000	Westlake Automobile Receivables Trust, Series 2021-2A, Class C, 0.890%, 7/15/2026, 144A	2,291,513
530,000	World Omni Auto Receivables Trust, Series 2020-B, Class B, 1.220%, 3/16/2026	536,859
1,980,000	World Omni Auto Receivables Trust, Series 2021-A, Class C, 0.890%, 8/16/2027	1,981,756
2,610,000	World Omni Auto Receivables Trust, Series 2021-B, Class C, 1.290%, 12/15/2027	2,620,410
1,490,000	World Omni Select Auto Trust, Series 2020-A, Class C, 1.250%, 10/15/2026	1,505,217

		145,421,983

	ABS Credit Card – 0.6%
850,000	Brex Commercial Charge Card Master Trust, Series 2021-1, Class A, 2.090%, 7/15/2024, 144A	858,842
2,275,000	Mercury Financial Credit Card Master Trust, Series 2021-1A, Class A, 1.540%, 3/20/2026, 144A	2,281,375
1,655,000	Mission Lane Credit Card Master Trust, Series 2021-A, Class A, 1.590%, 9/15/2026, 144A	1,654,549
5,275,000	World Financial Network Credit Card Master Trust, Series 2019-C, Class M, 2.710%, 7/15/2026	5,387,606

		10,182,372

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Home Equity – 7.4%
$2,545,260	Ajax Mortgage Loan Trust, Series 2019-D, Class A1, 2.956%, 9/25/2065, 144A(a)	$2,561,851
656,411	Bayview Opportunity Master Fund IVa Trust, Series 2016-SPL1, Class A, 4.000%, 4/28/2055, 144A(b)	660,426
577,739	Bayview Opportunity Master Fund IVa Trust, Series 2017-RT1, Class A1, 3.000%, 3/28/2057, 144A(a)(b)	584,492
629,039	Bayview Opportunity Master Fund IVb Trust, Series 2016-SPL2, Class A, 4.000%, 6/28/2053, 144A(a)(b)	641,415
1,385,000	Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL2, Class B1, 4.250%, 6/28/2054, 144A(a)	1,425,740
1,101,119	Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL4, Class A, 3.500%, 1/28/2055, 144A(a)(b)	1,121,110
1,448,850	Citigroup Mortgage Loan Trust, Series 2019-RP1, Class M2, 4.000%, 1/25/2066, 144A(a)	1,580,864
813,674	CoreVest American Finance Trust, Series 2018-1, Class A, 3.804%, 6/15/2051, 144A	831,430
1,624,910	CoreVest American Finance Trust, Series 2019-2, Class A, 2.835%, 6/15/2052, 144A	1,701,416
2,122,448	CoreVest American Finance Trust, Series 2019-3, Class A, 2.705%, 10/15/2052, 144A	2,210,215
18,294	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(a)	18,555
2,226,689	Credit Suisse Mortgage Trust, Series 2021-RPL1, Class A1, 1.668%, 9/27/2060, 144A(a)	2,232,769
2,495,000	FirstKey Homes Trust, Series 2021-SFR1, Class C, 1.888%, 8/17/2038, 144A	2,481,048
910,000	FirstKey Homes Trust, Series 2020-SRF1, Class B, 1.740%, 8/17/2037, 144A	911,511
5,430,000	FirstKey Homes Trust, Series 2021-SFR2, Class C, 1.707%, 9/17/2038, 144A	5,424,516
2,751,000	FRTKL, Series 2021-SFR1, Class C, 1.922%, 9/17/2038, 144A	2,749,875
336,183	Gosforth Funding PLC, Series 2018-1A, Class A1, 3-month LIBOR + 0.450%, 0.579%, 8/25/2060, 144A(c)	336,510
1,070,355	HarborView Mortgage Loan Trust, Series 2004-3, Class 1A, 2.709%, 5/19/2034(a)	1,086,631
1,658,734	Home Partners of America Trust, Series 2021-1, Class C, 2.078%, 9/19/2041, 144A	1,646,662

Principal Amount	Description	Value (†)

	ABS Home Equity – continued
$639,900	Invitation Homes Trust, Series 2018-SFR2, Class B, 1-month LIBOR + 1.080%, 1.164%, 6/17/2037, 144A(c)	$640,781
6,319,414	Invitation Homes Trust, Series 2018-SFR3, Class B, 1-month LIBOR + 1.150%, 1.234%, 7/17/2037, 144A(c)	6,329,959
5,974,724	Invitation Homes Trust, Series 2018-SFR4, Class B, 1-month LIBOR + 1.250%, 1.334%, 1/17/2038, 144A(c)	5,983,872
18,726,465	JPMorgan Mortgage Trust, Series 2017-4, Class AX1, IO, 0.411%, 11/25/2048, 144A(a)(d)(e)(f)	64,887
4,515,000	Legacy Mortgage Asset Trust, Series 2020-RPL1, Class A2, 3.250%, 9/25/2059, 144A(a)	4,806,778
539,187	Mill City Mortgage Loan Trust, Series 2018-2, Class M1, 3.750%, 5/25/2058, 144A(a)	570,416
1,646,966	Mill City Mortgage Loan Trust, Series 2019-1, Class M1, 3.500%, 10/25/2069, 144A(a)	1,753,445
4,006,000	Mill City Mortgage Loan Trust, Series 2015-2, Class B1, 3.625%, 9/25/2057, 144A(a)	4,277,219
43,603	Mill City Mortgage Loan Trust, Series 2016-1, Class A1, 2.500%, 4/25/2057, 144A(a)	43,737
1,111,679	Mill City Mortgage Loan Trust, Series 2018-3, Class A1, 3.484%, 8/25/2058, 144A(a)(b)	1,149,725
1,735,624	Mill City Mortgage Loan Trust, Series 2021-NMR1, Class A1, 1.125%, 11/25/2060, 144A(a)	1,743,125
39,086	Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 2.607%, 7/25/2035(a)(e)(f)	36,511
427,544	Onslow Bay Financial LLC, Series 2018-EXP1, Class 1A3, 4.000%, 4/25/2048, 144A(a)	434,143
427,215	Onslow Bay Financial LLC, Series 2019-EXP1, Class 1A3, 4.000%, 1/25/2059, 144A(a)	431,949
2,270,000	Progress Residential Trust, Series 2019-SFR2, Class B, 3.446%, 5/17/2036, 144A	2,301,220
585,000	Progress Residential Trust, Series 2020-SFR2, Class A, 2.078%, 6/17/2037, 144A	593,763
1,120,000	Progress Residential Trust, Series 2020-SFR3, Class B, 1.495%, 10/17/2027, 144A	1,129,556
2,670,000	Progress Residential Trust, Series 2021-SFR2, Class C, 1.997%, 4/19/2038, 144A	2,669,550
1,892,000	Progress Residential Trust, Series 2021-SFR3, Class B, 1.888%, 5/17/2026, 144A	1,893,895

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Home Equity – continued
$3,450,000	Progress Residential Trust, Series 2021-SFR4, Class C, 2.039%, 5/17/2038, 144A	$3,445,977
830,000	Progress Residential Trust, Series 2021-SFR5, Class C, 1.808%, 7/17/2038, 144A	822,978
1,715,000	Progress Residential Trust, Series 2021-SFR6, Class C, 1.855%, 7/17/2038, 144A	1,712,927
2,881	Residential Accredit Loans, Inc., Trust, Series 2006-QS13, Class 2A1, 5.750%, 9/25/2022(e)(f)	2,370
43,963	Residential Accredit Loans, Inc., Trust, Series 2006-QS18, Class 3A3, 5.750%, 12/25/2021(e)(f)	40,495
965	Residential Accredit Loans, Inc., Trust, Series 2006-QS6, Class 2A1, 6.000%, 6/25/2022(e)(f)	824
300,735	Sequoia Mortgage Trust, Series 2019-CH2, Class A1, 4.500%, 8/25/2049, 144A(a)	303,585
2,167,000	Towd Point Mortgage Trust, Series 2017-5, Class M2, 1-month LIBOR + 1.500%, 1.586%, 2/25/2057, 144A(c)	2,201,099
142,960	Towd Point Mortgage Trust, Series 2016-3, Class A1, 2.250%, 4/25/2056, 144A(a)(b)	143,288
5,570,000	Towd Point Mortgage Trust, Series 2017-3, Class A2, 3.000%, 7/25/2057, 144A(a)	5,774,226
4,036,054	Towd Point Mortgage Trust, Series 2017-4, Class A2, 3.000%, 6/25/2057, 144A(a)	4,212,513
1,132,011	Towd Point Mortgage Trust, Series 2018-3, Class A1, 3.750%, 5/25/2058, 144A(a)(b)	1,183,852
2,325,000	Towd Point Mortgage Trust, Series 2018-4, Class A2, 3.000%, 6/25/2058, 144A(a)	2,441,231
5,530,000	Towd Point Mortgage Trust, Series 2019-2, Class A2, 3.750%, 12/25/2058, 144A(a)	5,892,956
514,152	Towd Point Mortgage Trust, Series 2019-4, Class A1, 2.900%, 10/25/2059, 144A(a)	532,495
5,555,000	Towd Point Mortgage Trust, Series 2020-2, Class A2B, 3.000%, 4/25/2060, 144A(a)	5,957,299
5,000,000	Towd Point Mortgage Trust, Series 2020-4, Class A2, 2.500%, 10/25/2060, 144A	5,112,681
2,950,870	Tricon American Homes Trust, Series 2017-SFR2, Class A, 2.928%, 1/17/2036, 144A(b)	3,001,141
1,694,069	Tricon American Homes Trust, Series 2019-SFR1, Class A, 2.750%, 3/17/2038, 144A	1,761,943

Principal Amount	Description	Value (†)

	ABS Home Equity – continued
$1,275,000	Tricon American Homes Trust, Series 2020-SFR1, Class C, 2.249%, 7/17/2038, 144A	$1,286,243
1,305,000	Tricon American Homes Trust, Series 2020-SFR2, Class B, 1.832%, 11/17/2039, 144A	1,286,705
903,615	WaMu Mortgage Pass Through Certificates, Series 2007-HY2, Class 2A2, 2.796%, 11/25/2036(a)	856,420

		115,034,815

	ABS Other – 9.1%
2,683,874	Accelerated Assets LLC, Series 2018-1, Class A, 3.870%, 12/02/2033, 144A	2,793,115
2,630,000	Affirm Asset Securitization Trust, Series 2021-A, Class A, 0.880%, 8/15/2025, 144A	2,635,728
325,000	Ascentium Equipment Receivables Trust, Series 2017-2A, Class C, 2.870%, 8/10/2022, 144A	326,269
1,448,389	Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class A, 4.213%, 12/16/2041, 144A(a)	1,454,240
2,178,260	Business Jet Securities LLC, Series 2021-1A, Class A, 2.162%, 4/15/2036, 144A	2,187,873
3,422,100	CAL Funding IV Ltd., Series 2020-1A, Class A, 2.220%, 9/25/2045, 144A	3,451,799
1,923,627	Castlelake Aircraft Structured Trust, Series 2019-1A, Class A, 3.967%, 4/15/2039, 144A	1,923,921
445,047	Castlelake Aircraft Structured Trust, Series 2021-1A, Class A, 3.474%, 1/15/2046, 144A	459,503
1,155,000	CCG Receivables Trust, Series 2019-1, Class B, 3.220%, 9/14/2026, 144A	1,184,552
550,000	Chesapeake Funding II LLC, Series 2020-1A, Class C, 2.140%, 8/16/2032, 144A	562,394
2,225,000	Chesapeake Funding II LLC, Series 2021-1A, Class B, 0.990%, 4/15/2033, 144A	2,222,290
2,711,833	CLI Funding VI LLC, Series 2020-3A, Class A, 2.070%, 10/18/2045, 144A	2,729,576
4,186,661	CLI Funding VIII LLC, Series 2021-1A, Class A, 1.640%, 2/18/2046, 144A	4,132,872
1,000,000	Dell Equipment Finance Trust, Series 2020-1, Class C, 4.260%, 6/22/2023, 144A	1,036,201
740,000	Dell Equipment Finance Trust, Series 2020-2, Class C, 1.370%, 1/22/2024, 144A	748,849
1,039,671	Diamond Resorts Owner Trust, Series 2018-1, Class A, 3.700%, 1/21/2031, 144A(b)	1,076,544

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Other – continued
$812,000	GreatAmerica Leasing Receivables Funding LLC, Series 2021-1, Class B, 0.720%, 12/15/2026, 144A	$804,361
513,216	Hilton Grand Vacations Trust, Series 2020-AA, Class A, 2.740%, 2/25/2039, 144A	535,639
659,145	Horizon Aircraft Finance II Ltd., Series 2019-1, Class A, 3.721%, 7/15/2039, 144A	660,852
4,265,000	HPEFS Equipment Trust, Series 2021-1A, Class C, 0.750%, 3/20/2031, 144A	4,260,332
1,455,000	HPEFS Equipment Trust, Series 2021-2A, Class C, 0.880%, 9/20/2028, 144A	1,453,071
825,579	ITE Rail Fund Levered LP, Series 2021-1A, Class A, 2.250%, 2/28/2051, 144A	829,697
2,140,225	Kestrel Aircraft Funding Ltd., Series 2018-1A, Class A, 4.250%, 12/15/2038, 144A	2,128,816
967,948	MAPS Ltd., Series 2018-1A, Class A, 4.212%, 5/15/2043, 144A	976,097
4,359,656	MAPS Trust, Series 2021-1A, Class A, 2.521%, 6/15/2046, 144A	4,393,496
1,585,000	Marlette Funding Trust, Series 2021-2A, Class B, 1.060%, 9/15/2031, 144A	1,588,238
675,050	Merlin Aviation Holdings DAC, Series 2016-1, Class A, 4.500%, 12/15/2032, 144A(a)	653,522
305,000	MMAF Equipment Finance LLC, Series 2020-A, Class A5, 1.560%, 10/09/2042, 144A	305,169
768,233	MVW LLC, Series 2021-1WA, Class B, 1.440%, 1/22/2041, 144A	767,793
1,620,000	OneMain Financial Issuance Trust, Series 2019-1A, Class B, 3.790%, 2/14/2031, 144A	1,624,648
5,950,000	OneMain Financial Issuance Trust, Series 2020-1A, Class A, 3.840%, 5/14/2032, 144A	6,148,391
5,970,000	OneMain Financial Issuance Trust, Series 2020-2A, Class A, 1.750%, 9/14/2035, 144A	6,047,861
5,400,000	OneMain Financial Issuance Trust, Series 2021-1A, Class B, 1.950%, 6/16/2036, 144A	5,427,513
1,389,278	Orange Lake Timeshare Trust, Series 2018-A, Class A, 3.100%, 11/08/2030, 144A(b)	1,426,145
1,830,000	PFS Financing Corp., Series 2021-A, Class A, 0.710%, 4/15/2026, 144A	1,827,788
3,745,000	PFS Financing Corp., Series 2021-B, Class A, 0.775%, 8/15/2026, 144A	3,734,016
4,617,865	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A	4,579,989

Principal Amount	Description	Value (†)

	ABS Other – continued
$1,635,000	SCF Equipment Leasing LLC, Series 2021-1A, Class B, 1.370%, 8/20/2029, 144A	$1,621,049
427,587	Sierra Timeshare Receivables Funding LLC, Series 2018-2A, Class A, 3.500%, 6/20/2035, 144A	441,234
2,698,765	Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class A, 2.590%, 5/20/2036, 144A	2,763,057
3,234,696	Sierra Timeshare Receivables Funding LLC, Series 2020-2A, Class A, 1.330%, 7/20/2037, 144A	3,253,218
642,371	Sierra Timeshare Receivables Funding LLC, Series 2020-2A, Class B, 2.320%, 7/20/2037, 144A	651,492
734,868	Sierra Timeshare Receivables Funding LLC, Series 2021-1A, Class B, 1.340%, 11/20/2037, 144A	734,162
3,155,002	SLAM Ltd., Series 2021-1A, Class A, 2.434%, 6/15/2046, 144A	3,157,179
210,000	SLM Private Credit Student Loan Trust, Series 2003-C, Class A3, 28-day ARS, 3.584%, 9/15/2032(c)	210,132
200,000	SLM Private Credit Student Loan Trust, Series 2003-C, Class A4, 28-day ARS, 3.584%, 9/15/2032(c)	200,126
1,981,032	SoFi Consumer Loan Program Trust, Series 2017-6, Class B, 3.520%, 11/25/2026, 144A	1,994,793
52,375	SoFi Consumer Loan Program Trust, Series 2019-3, Class A, 2.900%, 5/25/2028, 144A	52,449
4,235,000	SoFi Consumer Loan Program Trust, Series 2021-B, Class B, 2.250%, 1/25/2029, 144A	4,308,083
4,158,083	SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.970%, 9/25/2037, 144A	4,196,508
689,262	Sprite Ltd., Series 2017-1, Class A, 4.250%, 12/15/2037, 144A	684,636
621,316	Textainer Marine Containers VII Ltd., Series 2020-1A, Class A, 2.730%, 8/21/2045, 144A	629,728
2,516,800	Textainer Marine Containers VII Ltd., Series 2021-1A, Class A, 1.680%, 2/20/2046, 144A	2,477,955
7,375,667	Textainer Marine Containers VII Ltd., Series 2021-2A, Class A, 2.230%, 4/20/2046, 144A	7,451,192
4,892,242	Textainer Marine Containers VIII Ltd., Series 2020-2A, Class A, 2.100%, 9/20/2045, 144A	4,935,048
1,946,867	TIF Funding II LLC, Series 2020-1A, Class A, 2.090%, 8/20/2045, 144A	1,950,507
1,858,733	TIF Funding II LLC, Series 2021-1A, Class A, 1.650%, 2/20/2046, 144A	1,818,305
4,505,038	Triton Container Finance VIII LLC, Series 2021-1A, Class A, 1.860%, 3/20/2046, 144A	4,463,977
4,188,209	TRP-TRIP Rail Master Funding LLC, Series 2021-2, Class A, 2.150%, 6/19/2051, 144A	4,229,714

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Other – continued
$4,751,145	Wave Trust, Series 2017-1A, Class A, 3.844%, 11/15/2042, 144A	$4,680,769
1,633,863	Welk Resorts LLC, Series 2019-AA, Class A, 2.800%, 6/15/2038, 144A	1,693,993
1,995,099	Willis Engine Structured Trust, Series 2021-A, Class A, 3.104%, 5/15/2046, 144A	1,976,804
3,357,968	Willis Engine Structured Trust V, Series 2020-A, Class A, 3.228%, 3/15/2045, 144A	3,333,319

		143,008,589

	ABS Student Loan – 2.7%
792,545	College Ave Student Loans LLC, Series 2021-A, Class A2, 1.600%, 7/25/2051, 144A	791,538
751,733	Commonbond Student Loan Trust, Series 2020, Class A, 1.980%, 8/25/2050, 144A	758,524
180,664	Earnest Student Loan Program LLC, Series 2017-A, Class A2, 2.650%, 1/25/2041, 144A	181,046
2,416,917	Education Funding Trust, Series 2020-A, Class A, 2.790%, 7/25/2041, 144A	2,473,516
996,231	EDvestinU Private Education Loan Issue No. 3 LLC, Series 2021-A, Class A, 1.800%, 11/25/2045, 144A	992,558
1,604,238	Massachusetts Educational Financing Authority, Series 2018-A, Class A, 3.850%, 5/25/2033	1,688,751
2,343,271	Navient Private Education Refi Loan Trust, Series 2019-CA, Class A2, 3.130%, 2/15/2068, 144A	2,400,879
1,705,979	Navient Private Education Refi Loan Trust, Series 2019-GA, Class A, 2.400%, 10/15/2068, 144A	1,729,961
1,337,059	Navient Private Education Refi Loan Trust, Series 2020-BA, Class A2, 2.120%, 1/15/2069, 144A	1,356,406
2,383,246	Navient Private Education Refi Loan Trust, Series 2020-DA, Class A, 1.690%, 5/15/2069, 144A	2,406,432
1,565,000	Navient Private Education Refi Loan Trust, Series 2020-DA, Class B, 3.330%, 5/15/2069, 144A	1,641,576
269,848	Navient Private Education Refi Loan Trust, Series 2020-GA, Class A, 1.170%, 9/16/2069, 144A	276,610
2,622,119	Navient Private Education Refi Loan Trust, Series 2021-A, Class A, 0.840%, 5/15/2069, 144A	2,618,293
1,689,530	Navient Private Education Refi Loan Trust, Series 2021-BA, Class A, 0.940%, 7/15/2069, 144A	1,688,847
1,630,000	Nelnet Student Loan Trust, Series 2021-A, Class B1, 2.850%, 4/20/2062, 144A	1,667,361

Principal Amount	Description	Value (†)

	ABS Student Loan – continued
$676,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A3, 28-day ARS, 3.585%, 6/15/2032(c)	$676,249
109,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A4, 28-day ARS, 3.582%, 6/15/2032(c)	109,040
218,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A3, 28-day ARS, 3.584%, 3/15/2033(c)	218,108
3,219,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A4, 28-day ARS, 3.583%, 3/15/2033(c)	3,220,597
4,614,225	SMB Private Education Loan Trust, Series 2018-A, Class A2B, 1-month LIBOR + 0.800%, 0.884%, 2/15/2036, 144A(b)(c)	4,632,880
1,761,421	SMB Private Education Loan Trust, Series 2018-B, Class A2A, 3.600%, 1/15/2037, 144A(b)	1,855,155
1,244,993	SMB Private Education Loan Trust, Series 2021-A, Class APT2, 1.070%, 1/15/2053, 144A	1,226,452
417,842	SoFi Professional Loan Program LLC, Series 2016-B, Class A2B, 2.740%, 10/25/2032, 144A(b)	421,706
1,069,739	SoFi Professional Loan Program LLC, Series 2017-F, Class A2FX, 2.840%, 1/25/2041, 144A(b)	1,094,036
952,343	SoFi Professional Loan Program Trust, Series 2020-C, Class AFX, 1.950%, 2/15/2046, 144A	967,942
5,715,000	SoFi Professional Loan Program Trust, Series 2020-A, Class A2FX, 2.540%, 5/15/2046, 144A	5,865,417

		42,959,880

	ABS Whole Business – 1.8%
2,598,400	Adams Outdoor Advertising LP, Series 2018-1, Class A, 4.810%, 11/15/2048, 144A	2,734,179
1,784,580	DB Master Finance LLC, Series 2019-1A, Class A23, 4.352%, 5/20/2049, 144A	1,938,611
2,304,225	Domino’s Pizza Master Issuer LLC, Series 2021-1A, Class A21, 2.662%, 4/25/2051, 144A	2,369,702
3,909,100	Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2II, 4.666%, 9/05/2048, 144A	4,017,452
3,961,440	Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2, 3.858%, 12/05/2049, 144A	4,026,499
2,537,704	Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, 4.540%, 2/25/2044, 144A	2,668,739
4,922,700	Triton Container Finance VIII LLC, Series 2020-1A, Class A, 2.110%, 9/20/2045, 144A	4,978,745
3,566,063	Wendy’s Funding LLC, Series 2018-1A, Class A2II, 3.884%, 3/15/2048, 144A	3,768,597

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Whole Business – continued
$1,576,050	Wendy’s Funding LLC, Series 2021-1A, Class A2I, 2.370%, 6/15/2051, 144A	$1,589,234

		28,091,758

	Agency Commercial Mortgage-Backed Securities – 8.6%
9,545,000	Federal Home Loan Mortgage Corp., Series K-1521, Class X1, IO, 0.981%, 8/25/2036(a)(d)	1,057,447
18,901,268	Federal National Mortgage Association, REMIC, Series 2020-M37, Class X, IO, 1.200%, 4/25/2032(a)(d)	1,420,109
168,243	Federal National Mortgage Association, Series 2015-M17, Class FA, 1-month LIBOR + 0.930%, 1.017%, 11/25/2022(c)	168,363
24,481,951	Federal National Mortgage Association, Series 2019-M17, Class X, 0.416%, 8/25/2034(a)(d)	591,425
20,331,931	Federal National Mortgage Association, Series 2020-M33, Class X, IO, 2.048%, 6/25/2028(a)(d)	1,896,308
19,982,599	Federal National Mortgage Association, Series 2020-M43, Class X1, IO, 2.234%, 8/25/2034(a)(d)	2,760,804
3,382,417	FHLMC Multifamily Structured Pass Through Certificates, Series K-1513, Class X1, IO, 0.993%, 8/25/2034(a)(d)	284,217
18,377,189	FHLMC Multifamily Structured Pass Through Certificates, Series K-103, Class X1, 0.756%, 11/25/2029(a)(d)	856,230
13,742,291	FHLMC Multifamily Structured Pass Through Certificates, Series K-108, Class X1, 1.810%, 3/25/2030(a)(d)	1,707,315
14,660,444	FHLMC Multifamily Structured Pass Through Certificates, Series K-117, Class X1, 1.342%, 8/25/2030(a)(d)	1,360,765
20,901,859	FHLMC Multifamily Structured Pass Through Certificates, Series K-1514, Class X1, 0.702%, 10/25/2034(a)(d)	1,184,947
2,562,497	FHLMC Multifamily Structured Pass Through Certificates, Series K-1517, Class X1, IO, 1.447%, 7/25/2035(a)(d)(e)(f)	362,111
4,041,320	FHLMC Multifamily Structured Pass Through Certificates, Series K017, Class X1, 1.602%, 12/25/2021(a)(d)(e)(f)	153
359,757,994	FHLMC Multifamily Structured Pass Through Certificates, Series K028, Class X1, 0.351%, 2/25/2023(a)(b)(d)	991,097
75,369,208	FHLMC Multifamily Structured Pass Through Certificates, Series K031, Class X1, 0.305%, 4/25/2023(a)(b)(d)(e)(f)	213,743

Principal Amount	Description	Value (†)

	Agency Commercial Mortgage-Backed Securities – continued
$31,283,877	FHLMC Multifamily Structured Pass Through Certificates, Series K036, Class X1, 0.851%, 10/25/2023(a)(d)(e)(f)	$398,399
32,848,868	FHLMC Multifamily Structured Pass Through Certificates, Series K038, Class X1, 1.257%, 3/25/2024(a)(d)	734,376
36,849,076	FHLMC Multifamily Structured Pass Through Certificates, Series K040, Class X1, 0.843%, 9/25/2024(a)(b)(d)	661,618
70,741,212	FHLMC Multifamily Structured Pass Through Certificates, Series K047, Class X1, 0.247%, 5/25/2025(a)(d)(e)(f)	336,491
39,589,226	FHLMC Multifamily Structured Pass Through Certificates, Series K051, Class X1, 0.658%, 9/25/2025(a)(b)(d)	724,669
16,583,266	FHLMC Multifamily Structured Pass Through Certificates, Series K052, Class X1, 0.781%, 11/25/2025(a)(d)(e)(f)	389,471
9,445,790	FHLMC Multifamily Structured Pass Through Certificates, Series K053, Class X1, 1.019%, 12/25/2025(a)(d)(e)(f)	305,244
16,460,397	FHLMC Multifamily Structured Pass Through Certificates, Series K054, Class X1, 1.303%, 1/25/2026(a)(d)	726,029
7,409,647	FHLMC Multifamily Structured Pass Through Certificates, Series K055, Class X1, 1.491%, 3/25/2026(a)(d)	390,013
27,298,841	FHLMC Multifamily Structured Pass Through Certificates, Series K057, Class X1, 1.308%, 7/25/2026(a)(d)	1,312,810
8,491,178	FHLMC Multifamily Structured Pass Through Certificates, Series K058, Class X1, 1.050%, 8/25/2026(a)(d)(e)(f)	335,562
25,275,944	FHLMC Multifamily Structured Pass Through Certificates, Series K059, Class X1, 0.428%, 9/25/2026(a)(d)	340,803
92,193,534	FHLMC Multifamily Structured Pass Through Certificates, Series K060, Class X1, 0.191%, 10/25/2026(a)(d)	399,244
17,536,852	FHLMC Multifamily Structured Pass Through Certificates, Series K105, Class X1, 1.645%, 3/25/2053(a)(d)	1,933,683
11,622,979	FHLMC Multifamily Structured Pass Through Certificates, Series K107, Class X1, IO, 1.708%, 1/25/2030(a)(d)	1,345,162
14,772,473	FHLMC Multifamily Structured Pass Through Certificates, Series K152, Class X1, 1.100%, 1/25/2031(a)(d)	1,046,309

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Agency Commercial Mortgage-Backed Securities – continued
$127,481,844	FHLMC Multifamily Structured Pass Through Certificates, Series K157, Class X1, IO, 0.164%, 8/25/2033(a)(d)	$770,908
2,099,278	FHLMC Multifamily Structured Pass Through Certificates, Series KS01, Class X1, 1.245%, 1/25/2023(a)(d)(e)(f)	14,806
46,798,822	FHLMC Multifamily Structured Pass Through Certificates, Series KS03, Class X, 0.334%, 8/25/2025(a)(d)(e)(f)	180,426
32,775,914	FHLMC Multifamily Structured Pass Through Certificates, Series KW02, Class X1, 0.424%, 12/25/2026(a)(d)(e)(f)	290,284
16,360,000	FRESB Multifamily Mortgage Pass-Through Certificates, Series 2021-SB90, Class X1, IO, 0.657%, 6/25/2041(a)(d)	800,037
38,250,534	Government National Mortgage Association, Series 2017-90, Class IO, 0.700%, 1/16/2059(a)(d)	1,882,420
41,257,368	Government National Mortgage Association, Series 2020-179, Class IO, 1.003%, 9/16/2062(a)(d)	3,617,859
42,500,253	Government National Mortgage Association, Series 2020-26, Class IO, 0.816%, 10/15/2061(a)(d)	2,867,658
2,681,056	Government National Mortgage Association, Series 2003-87, Class E, 4.998%, 8/16/2043(a)	2,680,203
4,235,801	Government National Mortgage Association, Series 2006-46, Class IO, 0.484%, 4/16/2046(a)(d)(e)(f)	46,654
1,907,445	Government National Mortgage Association, Series 2006-51, Class IO, 0.961%, 8/16/2046(a)(b)(d)(e)(f)	50,950
4,000,000	Government National Mortgage Association, Series 2008-52, Class E, 6.041%, 8/16/2042(a)(b)	4,652,824
973,789	Government National Mortgage Association, Series 2008-80, Class E, 5.674%, 8/16/2042(a)(b)	1,035,120
4,259,941	Government National Mortgage Association, Series 2009-114, Class IO, 0.025%, 10/16/2049(a)(d)(e)(f)	252
3,806,586	Government National Mortgage Association, Series 2010-124, Class X, 0.296%, 12/16/2052(a)(b)(d)(e)(f)	33,567
248,940	Government National Mortgage Association, Series 2010-49, Class IA, 1.450%, 10/16/2052(a)(d)(e)(f)	10,872
2,408,117	Government National Mortgage Association, Series 2011-119, Class IO, 0.304%, 8/16/2051(a)(d)(e)(f)	11,115

Principal Amount	Description	Value (†)

	Agency Commercial Mortgage-Backed Securities – continued
$2,868,276	Government National Mortgage Association, Series 2011-121, Class ZA, 6.500%, 8/16/2051(b)	$3,418,035
7,858,819	Government National Mortgage Association, Series 2011-161, Class IO, 0.188%, 4/16/2045(a)(d)(e)(f)	34,756
1,154,521	Government National Mortgage Association, Series 2011-38, Class IO, 0.530%, 4/16/2053(a)(b)(d)(e)(f)	12,615
326,945	Government National Mortgage Association, Series 2011-53, Class IO, Zero Coupon, 0.000%, 5/16/2051(a)(b)(d)(e)(f)(g)	9
1,273,578	Government National Mortgage Association, Series 2012-100, Class IC, 1.481%, 9/16/2050(a)(d)(e)(f)	7,053
968,304	Government National Mortgage Association, Series 2012-111, Class IC, 1.381%, 9/16/2050(a)(d)(e)(f)	5,132
29,522,430	Government National Mortgage Association, Series 2012-142, Class IO, 0.380%, 4/16/2054(a)(b)(d)(e)(f)	235,229
5,845,261	Government National Mortgage Association, Series 2012-23, Class IO, 0.201%, 6/16/2053(a)(b)(d)(e)(f)	37,346
10,030,241	Government National Mortgage Association, Series 2012-55, Class IO, 0.026%, 4/16/2052(a)(b)(d)(e)(f)	4,079
4,086,559	Government National Mortgage Association, Series 2012-70, Class IO, 0.082%, 8/16/2052(a)(b)(d)(e)(f)	11,108
7,069,177	Government National Mortgage Association, Series 2012-79, Class IO, 0.400%, 3/16/2053(a)(d)(e)(f)	94,741
32,615,556	Government National Mortgage Association, Series 2012-85, Class IO, 0.455%, 9/16/2052(a)(b)(d)(e)(f)	437,499
1,904,661	Government National Mortgage Association, Series 2013-175, Class IO, 0.310%, 5/16/2055(a)(d)(e)(f)	20,293
5,089,233	Government National Mortgage Association, Series 2014-101, Class IO, 0.749%, 4/16/2056(a)(d)(e)(f)	144,076
11,619,075	Government National Mortgage Association, Series 2014-130, Class IB, 0.385%, 8/16/2054(a)(b)(d)(e)(f)	201,276
17,973,131	Government National Mortgage Association, Series 2014-24, Class IX, 0.335%, 1/16/2054(a)(b)(d)(e)(f)	191,712
10,120,986	Government National Mortgage Association, Series 2014-70, Class IO, 0.577%, 3/16/2049(a)(b)(d)(e)(f)	288,900

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Agency Commercial Mortgage-Backed Securities – continued
$7,648,510	Government National Mortgage Association, Series 2014-86, Class IO, 0.584%, 4/16/2056(a)(d)(e)(f)	$179,325
18,488,816	Government National Mortgage Association, Series 2015-120, Class IO, 0.719%, 3/16/2057(a)(b)(d)	560,063
26,431,452	Government National Mortgage Association, Series 2015-146, Class IB, 0.700%, 7/16/2055(a)(b)(d)	696,828
8,229,844	Government National Mortgage Association, Series 2015-171, Class IO, 0.833%, 11/16/2055(a)(d)	325,275
9,966,449	Government National Mortgage Association, Series 2015-189, Class IG, 0.837%, 1/16/2057(a)(b)(d)	388,855
7,583,520	Government National Mortgage Association, Series 2015-21, Class IO, 0.871%, 7/16/2056(a)(d)	286,141
19,421,434	Government National Mortgage Association, Series 2015-32, Class IO, 0.669%, 9/16/2049(a)(b)(d)	569,264
4,894,487	Government National Mortgage Association, Series 2015-68, Class IO, 0.502%, 7/16/2057(a)(d)(e)(f)	128,754
16,244,750	Government National Mortgage Association, Series 2015-70, Class IO, 0.644%, 12/16/2049(a)(b)(d)(e)(f)	467,091
11,648,516	Government National Mortgage Association, Series 2015-73, Class IO, 0.647%, 11/16/2055(a)(b)(d)(e)(f)	340,288
25,775,904	Government National Mortgage Association, Series 2016-132, Class IO, 0.840%, 7/16/2056(a)(d)	975,597
13,751,428	Government National Mortgage Association, Series 2016-143, Class IO, 0.852%, 10/16/2056(b)(d)	695,412
21,734,598	Government National Mortgage Association, Series 2016-6, Class IO, 0.530%, 2/16/2051(a)(b)(d)	473,577
30,692,628	Government National Mortgage Association, Series 2017-168, Class IO, 0.586%, 12/16/2059(a)(b)(d)	1,414,946
9,175,475	Government National Mortgage Association, Series 2018-133, Class IO, 0.997%, 6/16/2058(a)(d)	640,100
14,597,623	Government National Mortgage Association, Series 2018-2, Class IO, 0.690%, 12/16/2059(a)(d)	819,341
44,420,140	Government National Mortgage Association, Series 2018-82, Class IO, 0.465%, 5/16/2058(a)(d)	1,859,058
26,100,109	Government National Mortgage Association, Series 2018-96, Class IO, 0.462%, 8/16/2060(a)(d)	1,114,188
19,664,805	Government National Mortgage Association, Series 2019-75, Class IO, 0.882%, 12/16/2060(a)(d)	1,270,055

Principal Amount	Description	Value (†)

	Agency Commercial Mortgage-Backed Securities – continued
$17,121,503	Government National Mortgage Association, Series 2019-94, Class IO, 0.932%, 8/16/2061(a)(d)	$1,172,421
46,990,963	Government National Mortgage Association, Series 2020-108, Class IO, 0.906%, 6/16/2062(a)(d)	3,566,896
20,900,561	Government National Mortgage Association, Series 2020-128, Class IO, 0.971%, 10/16/2062(a)(d)	1,742,706
45,960,963	Government National Mortgage Association, Series 2020-136, Class IO, 1.127%, 8/16/2062(a)(d)	4,229,971
44,210,647	Government National Mortgage Association, Series 2020-172, Class IO, 1.194%, 9/16/2062(a)(d)	4,158,860
24,579,074	Government National Mortgage Association, Series 2020-174, Class IO, 1.004%, 1/16/2063(a)(d)	2,032,798
48,837,943	Government National Mortgage Association, Series 2020-197, Class IO, 0.978%, 10/16/2062(a)(d)	4,110,519
10,629,898	Government National Mortgage Association, Series 2021-10, Class IO, 0.997%, 5/16/2063(a)(d)	898,482
50,777,672	Government National Mortgage Association, Series 2021-106, Class IO, 0.921%, 4/16/2063(a)(d)	4,225,566
47,678,527	Government National Mortgage Association, Series 2021-12, Class IO, 0.982%, 3/16/2063(a)(d)	3,954,171
62,761,046	Government National Mortgage Association, Series 2021-132, Class BI, 0.917%, 4/16/2063(a)(d)	5,307,068
59,167,491	Government National Mortgage Association, Series 2021-133, Class IO, 0.890%, 7/16/2063(a)(d)	5,056,276
63,285,000	Government National Mortgage Association, Series 2021-144, Class IO, 0.800%, 4/16/2063(a)(d)	4,893,006
11,643,589	Government National Mortgage Association, Series 2021-145, Class IO, 0.772%, 7/16/2061(a)(d)	859,355
52,002,134	Government National Mortgage Association, Series 2021-151, Class IO, 0.948%, 4/16/2063(a)(d)	4,566,463
57,675,000	Government National Mortgage Association, Series 2021-163, Class IO, IO, 0.863%, 3/16/2064(a)(d)(f)	4,785,226
45,869,842	Government National Mortgage Association, Series 2021-20, Class IO, 1.117%, 8/16/2062(a)(d)	4,216,402
44,623,768	Government National Mortgage Association, Series 2021-33, Class IO, 0.986%, 10/16/2062(a)(d)	3,787,545
33,257,054	Government National Mortgage Association, Series 2021-40, Class IO, 0.842%, 2/16/2063(a)(d)	2,586,268
56,164,509	Government National Mortgage Association, Series 2021-52, Class IO, 0.847%, 4/16/2063(a)(d)	4,338,551

		134,017,439

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – 9.6%
$19,976	Federal Home Loan Mortgage Corp., REMIC, Series 1673, Class SE, 8.390%, 2/15/2024(a)(e)(f)	$20,634
146,306	Federal Home Loan Mortgage Corp., REMIC, Series 2626, Class SQ, 14.791%, 6/15/2023(a)(e)(f)	155,196
86,757	Federal Home Loan Mortgage Corp., REMIC, Series 2649, Class IM, 7.000%, 7/15/2033(b)(d)(e)(f)	21,451
46,925	Federal Home Loan Mortgage Corp., REMIC, Series 2725, Class SC, 8.946%, 11/15/2033(a)(e)(f)	48,569
1,049,509	Federal Home Loan Mortgage Corp., REMIC, Series 3013, Class AS, 18.332%, 5/15/2035(a)(b)	1,321,111
3,613,248	Federal Home Loan Mortgage Corp., REMIC, Series 3149, Class LS, 7.116%, 5/15/2036(a)(b)(d)(e)(f)	770,932
1,043,640	Federal Home Loan Mortgage Corp., REMIC, Series 3229, Class BI, 6.536%, 10/15/2036(a)(d)(e)(f)	206,087
1,221,863	Federal Home Loan Mortgage Corp., REMIC, Series 3416, Class BI, 6.166%, 2/15/2038(a)(d)(e)(f)	225,560
619,505	Federal Home Loan Mortgage Corp., REMIC, Series 3417, Class VS, 17.492%, 2/15/2038(a)(b)(e)(f)	822,443
582,858	Federal Home Loan Mortgage Corp., REMIC, Series 3417, Class WS, 15.757%, 2/15/2038(a)(b)(e)(f)	723,341
725,109	Federal Home Loan Mortgage Corp., REMIC, Series 3561, Class W, IO, 2.704%, 6/15/2048(a)(b)(d)	774,044
667,995	Federal Home Loan Mortgage Corp., REMIC, Series 3620, Class AT, IO, 3.840%, 12/15/2036(a)(b)(d)	708,895
1,905,453	Federal Home Loan Mortgage Corp., REMIC, Series 3747, Class CS, 6.416%, 10/15/2040(a)(d)(e)(f)	283,079
99,616	Federal Home Loan Mortgage Corp., REMIC, Series 3792, Class DF, 1-month LIBOR + 0.400%, 0.484%, 11/15/2040(c)(e)(f)	98,703
242,389	Federal Home Loan Mortgage Corp., REMIC, Series 3808, Class SH, 9.028%, 2/15/2041(a)(e)(f)	265,949
1,865,569	Federal Home Loan Mortgage Corp., REMIC, Series 3922, Class SH, 5.816%, 9/15/2041(a)(d)(e)(f)	319,569
1,800,000	Federal Home Loan Mortgage Corp., REMIC, Series 4041, Class ES, 23.581%, 8/15/2040(a)(b)	2,937,427
1,361,959	Federal Home Loan Mortgage Corp., REMIC, Series 4097, Class US, 6.066%, 8/15/2032(a)(d)(e)(f)	165,697
6,647,748	Federal Home Loan Mortgage Corp., REMIC, Series 4136, Class SG, IO, 6.066%, 11/15/2042(a)(d)	1,156,750
4,679,440	Federal Home Loan Mortgage Corp., REMIC, Series 4321, Class BS, 1.493%, 6/15/2039(a)(d)(e)(f)	295,140

Principal Amount	Description	Value (†)

	Collateralized Mortgage Obligations – continued
$1,839,129	Federal Home Loan Mortgage Corp., REMIC, Series 4512, Class IE, 4.500%, 3/15/2044(d)(e)(f)	$246,260
5,254,059	Federal Home Loan Mortgage Corp., REMIC, Series 4672, Class SP, 6.016%, 4/15/2047(a)(d)(e)(f)	720,265
2,380,436	Federal Home Loan Mortgage Corp., REMIC, Series 4749, Class IO, 4.000%, 12/15/2047(d)(e)(f)	233,653
4,343,671	Federal Home Loan Mortgage Corp., REMIC, Series 5048, Class HI, IO, 4.500%, 1/15/2042(d)	755,300
223,690	Federal Home Loan Mortgage Corp., REMIC, Series 5065, Class EI, IO, 5.434%, 11/25/2044(a)(d)	48,860
11,020,663	Federal Home Loan Mortgage Corp., REMIC, Series 5065, Class HI, IO, 5.029%, 4/15/2042(a)(d)	2,120,324
1,166,239	Federal Home Loan Mortgage Corp., REMIC, Series 5078, Class MI, IO, 4.000%, 9/25/2043(d)(e)(f)	337,169
17,236,475	Federal Home Loan Mortgage Corp., REMIC, Series 5094, Class IO, 1.669%, 12/15/2048(a)(d)	1,800,436
265,439	Federal Home Loan Mortgage Corp., Series 224, Class IO, 6.000%, 3/01/2033(b)(d)(e)(f)	47,486
2,125,261	Federal National Mortgage Association, REMIC, Series 2012-14, Class MS, 6.414%, 3/25/2042(a)(d)(e)(f)	485,979
1,382,665	Federal National Mortgage Association, REMIC, Series 2012-21, Class SB, 5.864%, 3/25/2042(a)(d)(e)(f)	182,467
2,419,779	Federal National Mortgage Association, REMIC, Series 2013-117, Class S, 6.514%, 11/25/2043(a)(d)(e)(f)	434,681
43,070	Federal National Mortgage Association, REMIC, Series 1996-45, Class SC, 7.164%, 1/25/2024(a)(d)(e)(f)	2,648
785,534	Federal National Mortgage Association, REMIC, Series 2005-22, Class DG, 6.583%, 4/25/2035(a)(b)(e)(f)	824,669
1,595,059	Federal National Mortgage Association, REMIC, Series 2005-45, Class DA, 24.105%, 6/25/2035(a)(b)	2,474,487
2,390,678	Federal National Mortgage Association, REMIC, Series 2005-62, Class GZ, 5.750%, 7/25/2035(b)	2,802,785
1,268,686	Federal National Mortgage Association, REMIC, Series 2006-46, Class SK, 23.885%, 6/25/2036(a)(b)	2,032,320

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$56,853	Federal National Mortgage Association, REMIC, Series 2006-69, Class KI, 7.214%, 8/25/2036(a)(d)(e)(f)	$8,837
347,677	Federal National Mortgage Association, REMIC, Series 2008-15, Class AS, 32.570%, 8/25/2036(a)	644,935
860,909	Federal National Mortgage Association, REMIC, Series 2008-86, Class LA, 3.492%, 8/25/2038(a)(b)	899,106
227,835	Federal National Mortgage Association, REMIC, Series 2008-87, Class LD, 4.214%, 11/25/2038(a)(e)(f)	247,421
977,455	Federal National Mortgage Association, REMIC, Series 2009-11, Class VP, 2.405%, 3/25/2039(a)(b)	1,012,146
74,181	Federal National Mortgage Association, REMIC, Series 2010-75, Class MT, 1.977%, 12/25/2039(a)(e)(f)	75,379
2,462,972	Federal National Mortgage Association, REMIC, Series 2010-80, Class PZ, 5.000%, 7/25/2040(b)	2,890,580
363,967	Federal National Mortgage Association, REMIC, Series 2011-100, Class SH, 7.614%, 11/25/2040(a)	423,066
3,492,267	Federal National Mortgage Association, REMIC, Series 2011-109, Class PZ, 4.500%, 8/25/2041	4,015,200
2,009,894	Federal National Mortgage Association, REMIC, Series 2011-51, Class SM, 5.764%, 6/25/2041(a)(d)(e)(f)	298,708
2,035,156	Federal National Mortgage Association, REMIC, Series 2011-60, Class ZB, 5.000%, 7/25/2041	2,259,852
5,047,520	Federal National Mortgage Association, REMIC, Series 2012-97, Class SB, 5.914%, 9/25/2042(a)(d)(e)(f)	722,128
537,923	Federal National Mortgage Association, REMIC, Series 2013-109, Class US, 11.934%, 7/25/2043(a)(b)	684,720
2,338,212	Federal National Mortgage Association, REMIC, Series 2013-34, Class PS, 6.064%, 8/25/2042(a)(b)(d)(e)(f)	325,636
16,971,390	Federal National Mortgage Association, REMIC, Series 2014-15, Class SA, 5.964%, 4/25/2044(a)(d)	2,928,391

Principal Amount	Description	Value (†)

	Collateralized Mortgage Obligations – continued
$1,671,960	Federal National Mortgage Association, REMIC, Series 2014-28, Class SD, 5.964%, 5/25/2044(a)(d)(e)(f)	$274,283
454,042	Federal National Mortgage Association, REMIC, Series 2015-55, Class KT, 5.500%, 5/25/2041(a)	508,097
10,583,050	Federal National Mortgage Association, REMIC, Series 2016-22, Class ST, IO, 6.014%, 4/25/2046(a)(b)(d)	1,843,384
1,550,505	Federal National Mortgage Association, REMIC, Series 2016-26, Class KL, 4.500%, 11/25/2042(a)(b)	1,552,667
11,849,380	Federal National Mortgage Association, REMIC, Series 2016-32, Class SA, 6.014%, 10/25/2034(a)(b)(d)	1,953,458
14,388,695	Federal National Mortgage Association, REMIC, Series 2016-60, Class ES, 6.014%, 9/25/2046(a)(b)(d)	2,662,044
9,828,768	Federal National Mortgage Association, REMIC, Series 2016-60, Class QS, 6.014%, 9/25/2046(a)(b)(d)	1,801,721
5,935,015	Federal National Mortgage Association, REMIC, Series 2016-82, Class SC, 6.014%, 11/25/2046(a)(d)	1,002,302
6,076,689	Federal National Mortgage Association, REMIC, Series 2016-82, Class SG, 6.014%, 11/25/2046(a)(d)	1,070,598
7,403,483	Federal National Mortgage Association, REMIC, Series 2016-93, Class SL, 6.564%, 12/25/2046(a)(b)(d)	1,363,866
10,012,481	Federal National Mortgage Association, REMIC, Series 2017-26, Class SA, 6.064%, 4/25/2047(a)(b)(d)	1,933,167
41,987,125	Federal National Mortgage Association, REMIC, Series 2017-57, Class SD, IO, 2.750%, 8/25/2047(a)(b)(d)	3,800,402
3,600,000	Federal National Mortgage Association, REMIC, Series 2020-72, Class LI, IO, 5.000%, 12/25/2040(d)	952,712
14,458,369	Federal National Mortgage Association, REMIC, Series 2021-24, Class IO, 1.229%, 3/25/2059(a)(d)	1,152,419
363,577	Federal National Mortgage Association, Series 334, Class 11, 6.000%, 3/25/2033(b)(d)(e)(f)	60,907
98,611	Federal National Mortgage Association, Series 334, Class 19, 7.000%, 2/25/2033(a)(b)(d)(e)(f)	23,499

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$375,237	Federal National Mortgage Association, Series 339, Class 13, 6.000%, 6/25/2033(b)(d)(e)(f)	$67,870
245,726	Federal National Mortgage Association, Series 339, Class 7, 5.500%, 11/25/2033(d)(e)(f)	40,583
844,278	Federal National Mortgage Association, Series 356, Class 13, 5.500%, 6/25/2035(b)(d)(e)(f)	156,105
355,868	Federal National Mortgage Association, Series 359, Class 17, 6.000%, 7/25/2035(b)(d)(e)(f)	71,538
190,028	Federal National Mortgage Association, Series 374, Class 18, 6.500%, 8/25/2036(b)(d)(e)(f)	39,731
423,902	Federal National Mortgage Association, Series 374, Class 20, 6.500%, 9/25/2036(b)(d)(e)(f)	88,856
190,518	Federal National Mortgage Association, Series 374, Class 22, 7.000%, 10/25/2036(b)(d)(e)(f)	45,263
228,121	Federal National Mortgage Association, Series 374, Class 23, 7.000%, 10/25/2036(b)(d)(e)(f)	46,347
299,475	Federal National Mortgage Association, Series 374, Class 24, 7.000%, 6/25/2037(b)(d)(e)(f)	73,412
261,253	Federal National Mortgage Association, Series 381, Class 12, 6.000%, 11/25/2035(b)(d)(e)(f)	48,974
132,222	Federal National Mortgage Association, Series 381, Class 13, 6.000%, 11/25/2035(a)(b)(d)(e)(f)	24,476
162,845	Federal National Mortgage Association, Series 381, Class 18, 7.000%, 3/25/2037(b)(d)(e)(f)	35,975
103,983	Federal National Mortgage Association, Series 381, Class 19, 7.000%, 3/25/2037(a)(b)(d)(e)(f)	22,778
30,199	Federal National Mortgage Association, Series 383, Class 32, 6.000%, 1/25/2038(d)(e)(f)	7,097
898,050	Federal National Mortgage Association, Series 384, Class 20, 5.500%, 5/25/2036(a)(b)(d)(e)(f)	169,110
333,901	Federal National Mortgage Association, Series 384, Class 31, 6.500%, 7/25/2037(b)(d)(e)(f)	73,928
247,790	Federal National Mortgage Association, Series 384, Class 36, 7.000%, 7/25/2037(a)(b)(d)(e)(f)	38,931
247,107	Federal National Mortgage Association, Series 384, Class 4, 4.500%, 9/25/2036(a)(b)(d)(e)(f)	16,422
136,928	Federal National Mortgage Association, Series 385, Class 23, 7.000%, 7/25/2037(b)(d)(e)(f)	32,402
26,081	Federal National Mortgage Association, Series 386, Class 25, 7.000%, 3/25/2038(a)(d)(e)(f)	6,556

Principal Amount	Description	Value (†)

	Collateralized Mortgage Obligations – continued
$322,161	Government National Mortgage Association, Series 2009-65, Class NZ, 5.500%, 8/20/2039(e)(f)	$376,284
260,926	Government National Mortgage Association, Series 2010-H02, Class FA, 1-month LIBOR + 0.680%, 0.768%, 2/20/2060(c)	262,124
328,259	Government National Mortgage Association, Series 2010-H22, Class FE, 1-month LIBOR + 0.350%, 0.440%, 5/20/2059(b)(c)(e)(f)	326,727
170,245	Government National Mortgage Association, Series 2010-H24, Class FA, 1-month LIBOR + 0.350%, 0.440%, 10/20/2060(c)	170,340
147,061	Government National Mortgage Association, Series 2011-H05, Class FB, 1-month LIBOR + 0.500%, 0.590%, 12/20/2060(c)	147,682
75,904	Government National Mortgage Association, Series 2011-H11, Class FA, 1-month LIBOR + 0.500%, 0.590%, 3/20/2061(c)	76,203
95,212	Government National Mortgage Association, Series 2011-H21, Class FA, 1-month LIBOR + 0.600%, 0.690%, 10/20/2061(c)(e)(f)	95,270
273,368	Government National Mortgage Association, Series 2011-H21, Class FT, 1-year CMT + 0.700%, 0.770%, 10/20/2061(c)(e)(f)	271,079
35,981	Government National Mortgage Association, Series 2012-H11, Class BA, 2.000%, 5/20/2062(b)(e)(f)	36,287
353,247	Government National Mortgage Association, Series 2012-H22, Class HD, 5.310%, 1/20/2061(a)(e)(f)	383,403
6,826	Government National Mortgage Association, Series 2012-H24, Class FE, 1-month LIBOR + 0.600%, 0.690%, 10/20/2062(c)(e)(f)	6,840
313,536	Government National Mortgage Association, Series 2012-H24, Class HI, 0.608%, 10/20/2062(a)(d)(e)(f)	13,583
499,347	Government National Mortgage Association, Series 2013-H01, Class JA, 1-month LIBOR + 0.320%, 0.410%, 1/20/2063(c)(e)(f)	496,807
10,230	Government National Mortgage Association, Series 2013-H10, Class LA, 2.500%, 4/20/2063(e)(f)	10,736
99,350	Government National Mortgage Association, Series 2013-H11, Class JA, 3.500%, 4/20/2063(e)(f)	101,484
1,587,976	Government National Mortgage Association, Series 2013-H13, Class SI, 1.297%, 6/20/2063(a)(d)(e)(f)	77,041

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$10,960,817	Government National Mortgage Association, Series 2013-H16, Class AI, 1.566%, 7/20/2063(a)(d)(e)(f)	$331,754
7,817,672	Government National Mortgage Association, Series 2013-H18, Class EI, 1.650%, 7/20/2063(a)(d)(e)(f)	335,190
1,141,720	Government National Mortgage Association, Series 2013-H18, Class JI, 1.322%, 8/20/2063(a)(d)(e)(f)	34,803
307,555	Government National Mortgage Association, Series 2013-H20, Class FA, 1-month LIBOR + 0.600%, 0.690%, 8/20/2063(c)(e)(f)	307,553
9,717,619	Government National Mortgage Association, Series 2014-H12, Class HZ, 4.601%, 6/20/2064(a)(b)	10,294,121
18,334,157	Government National Mortgage Association, Series 2014-H24, Class HI, 0.961%, 9/20/2064(a)(d)(e)(f)	537,228
2,915,030	Government National Mortgage Association, Series 2015-152, Class PI, IO, 4.000%, 10/20/2045(d)(e)(f)	341,838
15,553,180	Government National Mortgage Association, Series 2015-H01, Class XZ, 4.597%, 10/20/2064(a)(b)	16,982,376
694,538	Government National Mortgage Association, Series 2015-H04, Class HA, 3.500%, 11/20/2064(a)(e)(f)	721,072
20,279	Government National Mortgage Association, Series 2015-H05, Class FA, 1-month LIBOR + 0.300%, 0.390%, 4/20/2061(b)(c)(e)(f)	20,067
2,755,017	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065(b)	2,822,020
23,864	Government National Mortgage Association, Series 2015-H13, Class FL, 1-month LIBOR + 0.280%, 0.370%, 5/20/2063(b)(c)(e)(f)	23,715
13,281	Government National Mortgage Association, Series 2015-H19, Class FA, 1-month LIBOR + 0.200%, 0.290%, 4/20/2063(b)(c)(e)(f)	13,114
362,940	Government National Mortgage Association, Series 2015-H28, Class JZ, 5.006%, 3/20/2065(a)(e)(f)	384,819
5,228	Government National Mortgage Association, Series 2015-H29, Class FA, 1-month LIBOR + 0.700%, 0.790%, 10/20/2065(b)(c)(e)(f)	5,204
130,627	Government National Mortgage Association, Series 2015-H29, Class HZ, 4.594%, 9/20/2065(a)(e)(f)	148,160

Principal Amount	Description	Value (†)

	Collateralized Mortgage Obligations – continued
$7,326	Government National Mortgage Association, Series 2015-H30, Class FA, 1-month LIBOR + 0.680%, 0.770%, 8/20/2061(c)(e)(f)	$7,334
1,570,303	Government National Mortgage Association, Series 2016-17, Class GT, 5.000%, 8/20/2045(a)	1,699,450
667,796	Government National Mortgage Association, Series 2016-23, Class PA, 5.652%, 7/20/2037(a)(b)(e)(f)	744,653
12,993,578	Government National Mortgage Association, Series 2016-H01, Class AI, 1.655%, 1/20/2066(a)(b)(d)	829,159
20,079,494	Government National Mortgage Association, Series 2016-H09, Class JI, 1.765%, 4/20/2066(a)(b)(d)	1,360,787
627,249	Government National Mortgage Association, Series 2016-H14, Class JZ, 3.831%, 8/20/2063(a)(e)(f)	644,952
624,154	Government National Mortgage Association, Series 2016-H19, Class CZ, 4.535%, 8/20/2066(a)(e)(f)	660,925
275,563	Government National Mortgage Association, Series 2016-H19, Class EZ, 4.880%, 6/20/2061(a)(e)(f)	277,478
117,797	Government National Mortgage Association, Series 2016-H19, Class FC, 1-month LIBOR + 0.400%, 0.490%, 8/20/2066(b)(c)(e)(f)	117,346
8,865,402	Government National Mortgage Association, Series 2017-128, Class IO, 0.926%, 12/16/2056(a)(d)	517,926
2,547,300	Government National Mortgage Association, Series 2017-H05, Class AI, IO, 2.308%, 1/20/2067(a)(d)(e)(f)	192,983
17,025,067	Government National Mortgage Association, Series 2018-110, Class IO, 0.662%, 1/16/2060(a)(d)	999,552
17,132,706	Government National Mortgage Association, Series 2018-129, Class IO, 0.562%, 7/16/2060(a)(d)	945,153
22,164,069	Government National Mortgage Association, Series 2018-143, Class IO, 0.649%, 10/16/2060(a)(d)	1,604,395
135,541	Government National Mortgage Association, Series 2018-H02, Class FJ, 1-month LIBOR + 0.200%, 0.290%, 10/20/2064(b)(c)	135,442
171,778	Government National Mortgage Association, Series 2018-H10, Class FJ, 1-month LIBOR + 0.250%, 0.340%, 6/20/2068(b)(c)(e)(f)	171,045
4,111,949	Government National Mortgage Association, Series 2018-H16, Class CZ, 4.252%, 5/20/2068(a)	4,801,071
280,000	Government National Mortgage Association, Series 2019-111, Class LP, 3.500%, 9/20/2049(e)(f)	295,410
22,748,759	Government National Mortgage Association, Series 2019-116, Class IO, 0.774%, 12/16/2061(a)(d)	1,661,242

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$324,000	Government National Mortgage Association, Series 2019-132, Class LP, 3.500%, 10/20/2049(e)(f)	$345,623
8,447,001	Government National Mortgage Association, Series 2019-152, Class LI, 5.463%, 2/20/2044(a)(d)	2,165,832
4,450,672	Government National Mortgage Association, Series 2019-44, Class BS, 5.963%, 4/20/2049(a)(d)	522,286
12,280,000	Government National Mortgage Association, Series 2019-70, Class SK, 5.913%, 8/20/2043(a)(d)	2,666,344
1,977,942	Government National Mortgage Association, Series 2019-H02, Class BZ, 4.268%, 1/20/2069(a)	2,523,094
5,220,980	Government National Mortgage Association, Series 2019-H04, Class NA, 3.500%, 9/20/2068(b)	5,580,259
4,075,853	Government National Mortgage Association, Series 2020-148, Class IJ, IO, 3.000%, 6/20/2049(d)	1,378,718
11,096,300	Government National Mortgage Association, Series 2020-47, Class IQ, 3.500%, 3/20/2050(d)	3,206,058
78,575,744	Government National Mortgage Association, Series 2021-H03, Class IO, 4.134%, 4/20/2070(a)(b)(d)	9,163,896
11,597,083	Government National Mortgage Association, Series 2021-H08, Class IA, IO, 4.202%, 1/20/2068(a)(d)	1,375,147

		150,116,835

	Mortgage Related – 30.3%
69,453,143	FHLMC, 2.000%, with various maturities from 2050 to 2051(b)(h)	69,826,519
9,629,886	FHLMC, 2.500%, with various maturities in 2050(b)(h)	9,873,053
2,481,682	FHLMC, 4.000%, with various maturities in 2048(h)	2,660,149
4,728,558	FHLMC, 4.500%, with various maturities from 2048 to 2050(h)	5,128,794
4,065,625	FHLMC, 5.000%, with various maturities from 2049 to 2050(h)	4,475,018
144,623,547	FNMA, 2.000%, with various maturities from 2050 to 2051(b)(h)	145,700,579
27,885,937	FNMA, 2.500%, with various maturities in 2050(b)(h)	28,916,846
6,018,994	FNMA, 3.000%, with various maturities from 2047 to 2049(h)	6,326,674
51,246,330	FNMA, 4.000%, with various maturities from 2048 to 2052(b)(h)	54,897,092
10,555,161	FNMA, 4.500%, with various maturities from 2048 to 2049(b)(h)	11,422,208
5,502,322	FNMA, 5.000%, with various maturities from 2048 to 2049(h)	6,050,119
11	GNMA, 5.470%, 11/20/2059(a)	13

Principal Amount	Description	Value (†)

	Mortgage Related – continued
$115,179	Government National Mortgage Association, Series 2018-H12, Class HZ, 4.617%, 8/20/2068(a)(e)(f)	$134,462
3,108,547	Government National Mortgage Association, Series 2019-HO2, Class JA, 3.500%, 12/20/2068	3,316,358
9,563,379	Government National Mortgage Association, Series 2020-148, Class EI, 3.000%, 11/20/2049(d)	3,442,874
23,092,000	UMBS® (TBA), 2.000%, 10/01/2051(i)	23,154,240
60,849,000	UMBS® (TBA), 2.000%, 11/01/2051(i)	60,903,669
15,000,000	UMBS® (TBA), 2.500%, 11/01/2051(i)	15,436,523
21,456,000	UMBS® (TBA), 3.000%, 11/01/2051(i)	22,422,869

		474,088,059

	Non-Agency Commercial Mortgage-Backed Securities – 12.5%
1,000,000	Banc of America Commercial Mortgage Trust, Series 2016-UB10, Class A4, 3.170%, 7/15/2049	1,072,624
4,155,000	BANK, Series 2019-BN19, Class A3, 3.183%, 8/15/2061	4,500,098
3,525,000	BANK, Series 2019-BN22, Class A4, 2.978%, 11/15/2062	3,770,903
3,720,000	BANK, Series 2019-BN20, Class A3, 3.011%, 9/15/2062	3,987,188
1,770,000	BANK, Series 2020-BN25, Class A5, 2.649%, 1/15/2063	1,850,578
3,649,000	BANK, Series 2020-BN26, Class A4, 2.403%, 3/15/2063	3,746,753
785,000	BANK, Series 2020-BN28, Class AS, 2.140%, 3/15/2063	763,044
3,570,000	BANK, Series 2021-BN33, Class A5, 2.556%, 5/15/2064	3,661,742
4,045,000	Barclays Commercial Mortgage Securities Trust, Series 2020-BID, Class A, 1-month LIBOR + 2.140%, 2.224%, 10/15/2037, 144A(c)	4,068,927
4,630,000	Benchmark Mortgage Trust, Series 2019-B11, Class A5, 3.542%, 5/15/2052	5,126,810
3,330,000	Benchmark Mortgage Trust, Series 2019-B10, Class A4, 3.717%, 3/15/2062	3,723,802
5,185,000	Benchmark Mortgage Trust, Series 2019-B13, Class A4, 2.952%, 8/15/2057	5,535,817
510,000	Cali Mortgage Trust, Series 2019-101C, Class A, 3.957%, 3/10/2039, 144A	574,698
230,000	Commercial Mortgage Pass Through Certificates, Series 2012-CR3, Class AM, 3.416%, 10/15/2045, 144A	230,628
2,424,000	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A(b)	2,411,924

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Non-Agency Commercial Mortgage-Backed Securities – continued
$2,572,000	Commercial Mortgage Pass Through Certificates, Series 2013-CR13, Class A4, 4.194%, 11/10/2046(a)(b)	$2,747,143
2,605,000	Commercial Mortgage Pass Through Certificates, Series 2013-CR6, Class A4, 3.101%, 3/10/2046(b)	2,648,666
5,595,000	Commercial Mortgage Pass Through Certificates, Series 2013-WWP, Class A2, 3.424%, 3/10/2031, 144A	5,800,745
346,572	Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class A2, 3.147%, 2/10/2047	349,476
1,214,193	Commercial Mortgage Pass Through Certificates, Series 2014-CR16, Class ASB, 3.653%, 4/10/2047(b)	1,252,979
783,605	Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A4, 3.691%, 3/10/2047	826,314
1,300,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A5, 3.961%, 3/10/2047	1,387,465
2,520,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS5, Class A4, 3.838%, 9/10/2047(b)	2,711,685
3,110,000	Commercial Mortgage Pass Through Certificates, Series 2015-DC1, Class A5, 3.350%, 2/10/2048(b)	3,326,065
1,066,284	Commercial Mortgage Pass Through Certificates, Series 2016-DC2, Class ASB, 3.550%, 2/10/2049	1,126,204
1,800,000	Credit Suisse Commercial Mortgage Securities Corp., Series 2019-SKLZ, Class B, 1-month LIBOR + 1.900%, 1.984%, 1/15/2034, 144A(c)	1,787,149
6,160,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class A2, 3.953%, 9/15/2037, 144A(b)	6,607,445
1,805,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class B, 4.185%, 9/15/2037, 144A	1,834,088
2,045,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class C, 4.336%, 9/15/2037, 144A	2,005,051
2,405,000	CSAIL Commercial Mortgage Trust, Series 2019-C18, Class A4, 2.968%, 12/15/2052	2,537,898
5,365,000	DROP Mortgage Trust, Series 2021-FILE, Class A, 1-month LIBOR + 1.150%, 1.230%, 4/15/2026, 144A(c)	5,381,634
3,631,109	Extended Stay America Trust, Series 2021-ESH, Class C, 1-month LIBOR + 1.700%, 1.784%, 7/15/2038, 144A(c)	3,656,248
3,690,000	GS Mortgage Securities Corp. II, Series 2012-BWTR, Class A, 2.954%, 11/05/2034, 144A	3,745,705

Principal Amount	Description	Value (†)

	Non-Agency Commercial Mortgage-Backed Securities – continued
$5,775,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class A, 3.668%, 3/05/2033, 144A(a)(b)	$6,001,616
3,461,000	GS Mortgage Securities Trust, Series 2013-GC16, Class B, 5.161%, 11/10/2046(a)(b)	3,658,238
2,930,000	GS Mortgage Securities Trust, Series 2014-GC18, Class A4, 4.074%, 1/10/2047(b)	3,115,620
5,100,000	GS Mortgage Securities Trust, Series 2014-GC18, Class AS, 4.383%, 1/10/2047	5,339,984
1,295,000	GS Mortgage Securities Trust, Series 2014-GC18, Class B, 4.885%, 1/10/2047(a)	1,283,358
1,416,000	GS Mortgage Securities Trust, Series 2014-GC20, Class A5, 3.998%, 4/10/2047	1,506,252
2,373,000	GS Mortgage Securities Trust, Series 2014-GC22, Class C, 4.845%, 6/10/2047(a)	2,479,644
5,000,000	GS Mortgage Securities Trust, Series 2019-GSA1, Class A4, 3.048%, 11/10/2052	5,340,650
2,555,000	GS Mortgage Securities Trust, Series 2020-GC45, Class A5, 2.911%, 2/13/2053	2,709,360
5,885,000	Hudsons Bay Simon JV Trust, Series 2015-HB10, Class A10, 4.155%, 8/05/2034, 144A(b)	5,449,799
1,575,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class C, 4.508%, 12/15/2047, 144A(a)	1,599,349
2,405,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class AS, 4.243%, 4/15/2047(a)	2,572,852
746,079	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class ASB, 3.584%, 4/15/2047(b)	770,814
690,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C25, Class AS, 4.065%, 11/15/2047	733,418
1,300,000	Morgan Stanley Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-CKSV, Class A2, 3.277%, 10/15/2030, 144A	1,293,844
930,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16, Class B, 4.491%, 6/15/2047(a)	961,351
2,735,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A4, 3.134%, 12/15/2048(b)	2,799,512
2,225,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class AS, 3.456%, 5/15/2046	2,298,216

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Non-Agency Commercial Mortgage-Backed Securities – continued
$774,833	Morgan Stanley Capital I Trust, Series 2011-C2, Class D, 5.385%, 6/15/2044, 144A(a)	$751,588
3,135,000	Morgan Stanley Capital I Trust, Series 2013-ALTM, Class A2, 3.828%, 2/05/2035, 144A(a)(b)	3,194,797
5,780,000	Morgan Stanley Capital I Trust, Series 2019-L3, Class A4, 3.127%, 11/15/2052	6,221,460
2,085,000	Morgan Stanley Capital I Trust, Series 2021-L5, Class A4, 2.728%, 5/15/2054	2,184,432
3,475,000	RBS Commercial Funding, Inc., Trust, Series 2013-SMV, Class C, 3.704%, 3/11/2031, 144A(a)	3,445,717
1,861,317	Starwood Retail Property Trust, Series 2014-STAR, Class A, 1-month LIBOR + 1.470%, 1.554%, 11/15/2027, 144A(c)	1,154,017
6,500,000	Starwood Retail Property Trust, Series 2014-STAR, Class B, 1-month LIBOR + 1.900%, 1.984%, 11/15/2027, 144A(c)(e)(f)(j)	3,754,766
1,350,000	UBS Commercial Mortgage Trust, Series 2019-C16, Class A4, 3.605%, 4/15/2052	1,485,756
5,000,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C48, Class A5, 4.302%, 1/15/2052	5,750,114
924,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C58, Class AS, 2.398%, 7/15/2053	925,851
4,000,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class AS, 4.020%, 8/15/2050	4,153,752
2,932,456	Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class ASB, 3.400%, 6/15/2048(b)	3,068,397
5,012,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C54, Class A4, 3.146%, 12/15/2052	5,369,586
645,000	WFRBS Commercial Mortgage Trust, Series 2012-C6, Class AS, 3.835%, 4/15/2045	649,175
1,875,000	WFRBS Commercial Mortgage Trust, Series 2013-C15, Class AS, 4.358%, 8/15/2046(a)	1,963,835
959,221	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class A4, 3.723%, 5/15/2047	988,533
1,635,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class A5, 3.995%, 5/15/2047	1,751,270
790,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class AS, 4.176%, 5/15/2047	839,780

Principal Amount	Description	Value (†)

	Non-Agency Commercial Mortgage-Backed Securities – continued
$2,389,633	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class ASB, 3.638%, 5/15/2047(b)	$2,478,793
535,000	WFRBS Commercial Mortgage Trust, Series 2014-C24, Class B, 4.204%, 11/15/2047(a)	541,141

		195,344,133

	Total Bonds and Notes

	(Identified Cost $1,477,685,351)	1,438,265,863

Collateralized Loan Obligations – 6.6%

2,225,000	AGL CLO 12 Ltd., Series 2021-12A, Class B, 3-month LIBOR + 1.600%, 1.730%, 7/20/2034, 144A(c)	2,217,031
3,000,000	AGL CLO 3 Ltd., Series 2020-3A, Class A, 3-month LIBOR + 1.300%, 1.426%, 1/15/2033, 144A(c)	3,001,295
5,255,000	Alinea CLO Ltd., Series 2018-1A, Class B, 3-month LIBOR + 1.650%, 1.784%, 7/20/2031, 144A(c)	5,255,130
595,000	Allegro CLO VIII Ltd., Series 2018-2A, Class B1, 3-month LIBOR + 1.670%, 1.796%, 7/15/2031, 144A(c)	594,118
525,000	Burnham Park CLO Ltd., Series 2016-1A, Class CR, 3-month LIBOR + 2.150%, 2.284%, 10/20/2029, 144A(c)	525,045
3,835,000	Dryden 53 CLO Ltd., Series 2017-53A, Class B, 3-month LIBOR + 1.400%, 1.526%, 1/15/2031, 144A(c)	3,826,008
4,275,000	Elmwood CLO VIII Ltd., Series 2021-1A, Class B1, 3-month LIBOR + 1.550%, 1.684%, 1/20/2034, 144A(c)	4,260,159
1,565,000	Galaxy XXVI CLO Ltd., Series 2018-26A, Class B, 3-month LIBOR + 1.700%, 1.831%, 11/22/2031, 144A(c)	1,565,667
3,350,000	Gallatin CLO VIII Ltd., Series 2017-1A, Class B, 3-month LIBOR + 1.650%, 1.776%, 7/15/2027, 144A(c)	3,354,372
3,497,500	Hayfin U.S. XII Ltd., Series 2018-8A, Class B, 3-month LIBOR + 1.480%, 1.614%, 4/20/2031, 144A(c)	3,476,000
3,005,000	LCM 30 Ltd., Series 30A, Class BR, 3-month LIBOR + 1.500%, 1.634%, 4/20/2031, 144A(c)	2,996,735
4,685,000	Madison Park Funding XIV Ltd., Series 2014-14A, Class BRR, 3-month LIBOR + 1.700%, 1.838%, 10/22/2030, 144A(c)	4,686,406
1,750,000	Madison Park Funding XXVI Ltd., Series 2007-4A, Class AR, 3-month LIBOR + 1.200%, 1.377%, 7/29/2030, 144A(c)	1,752,324

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Collateralized Loan Obligations – continued

$6,000,000	Magnetite XVIII Ltd., Series 2016-18A, Class AR, 3-month LIBOR + 1.080%, 1.205%, 11/15/2028, 144A(c)	$5,997,956
2,350,000	Magnetite XXIX Ltd., Series 2021-29A, Class B, 3-month LIBOR + 1.400%, 1.526%, 1/15/2034, 144A(c)	2,343,191
2,075,000	Neuberger Berman CLO XX Ltd., Series 2015-20A, Class BRR, 3-month LIBOR + 1.650%, 1.788%, 7/15/2034, 144A(c)	2,074,993
2,560,000	Neuberger Berman Loan Advisers CLO 40 Ltd., Series 2021-40A, Class B, 3-month LIBOR + 1.400%, 1.526%, 4/16/2033, 144A(c)	2,537,655
5,280,000	OCP CLO Ltd., Series 2020-8RA, Class A2, 3-month LIBOR + 1.550%, 1.684%, 1/17/2032, 144A(c)	5,282,919
2,040,000	Octagon Investment Partners Ltd., Series 2018-18A, Class A2, 3-month LIBOR + 1.470%, 1.596%, 4/16/2031, 144A(c)	2,031,708
4,045,000	OHA Credit Funding 2 Ltd., Series 2019-2A, Class BR, 3-month LIBOR + 1.600%, 1.734%, 4/21/2034, 144A(c)	4,044,974
4,205,000	OHA Credit Funding 3 Ltd., Series 2019-3A, Class BR, 3-month LIBOR + 1.650%, 1.798%, 7/02/2035, 144A(c)	4,208,867
5,300,000	OHA Credit Funding 8 Ltd., Series 2021-8A, Class B1, 3-month LIBOR + 1.500%, 1.688%, 1/18/2034, 144A(c)	5,263,445
4,970,000	Palmer Square CLO Ltd., Series 2013-2A, Class A2R3, 3-month LIBOR + 1.500%, 1.634%, 10/17/2031, 144A(c)	4,970,319
575,000	Palmer Square CLO Ltd., Series 2015-1A, Class A2R4, 3-month LIBOR + 1.700%, 1.831%, 5/21/2034, 144A(c)	577,845
4,500,000	Race Point CLO Ltd., Series 2013-8A, Class BR2, 3-month LIBOR + 1.500%, 1.631%, 2/20/2030, 144A(c)	4,494,297
1,035,000	Recette CLO Ltd., Series 2015-1A, Class BRR, 3-month LIBOR + 1.400%, 1.534%, 4/20/2034, 144A(c)	1,019,915
7,650,000	Rockland Park CLO Ltd., Series 2021-1A, Class B, 3-month LIBOR + 1.650%, 1.849%, 4/20/2034, 144A(c)	7,655,903
5,900,000	TICP CLO VII Ltd., Series 2017-7A, Class BR, 3-month LIBOR + 1.700%, 1.826%, 4/15/2033, 144A(c)	5,910,734
3,830,000	VERDE CLO Ltd., Series 2019-1A, Class BR, 3-month LIBOR + 1.600%, 1.726%, 4/15/2032, 144A(c)	3,829,992

Principal Amount	Description	Value (†)

Collateralized Loan Obligations – continued

$3,000,000	Vibrant CLO Ltd., Series 2018-10A, Class A1, 3-month LIBOR + 1.200%, 1.334%, 10/20/2031, 144A(c)	$2,999,309
1,315,000	Voya CLO Ltd., Series 2013-3A, Class A2RR, 3-month LIBOR + 1.700%, 1.834%, 10/18/2031, 144A(c)	1,315,091

	Total Collateralized Loan Obligations

	(Identified Cost $103,488,018)	104,069,403

Loan Participations – 0.4%

	ABS Other – 0.2%
2,795,982	Harbour Aircraft Investments Ltd., Series 2017-1, Class A, 4.000%, 11/15/2037	2,678,042

	Agency Commercial Mortgage-Backed Securities – 0.2%
34,962,677	Government National Mortgage Association, Series 2020-130, Class IO, 1.012%, 8/16/2060(a)(d)	2,978,386

	Total Loan Participations

	(Identified Cost $5,982,765)	5,656,428

Short-Term Investments – 10.1%

68,396,335	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2021 at 0.000% to be repurchased at $68,396,335 on 10/01/2021 collateralized by $70,125,900 U.S. Treasury Note, 1.250% due 9/30/2028 valued at $69,764,331 including accrued interest (Note 2 of Notes to Financial Statements)	68,396,335
30,000,000	U.S. Treasury Bills, 0.033%, 12/30/2021(k)	29,997,000
60,000,000	U.S. Treasury Bills, 0.049%, 1/27/2022(k)	59,991,101

	Total Short-Term Investments

	(Identified Cost $158,384,360)	158,384,436

	Total Investments – 109.0%

	(Identified Cost $1,745,540,494)	1,706,376,130

	Other assets less liabilities—(9.0)%	(141,498,713)

	Net Assets – 100.0%	$1,564,877,417

(†)	See Note 2 of Notes to Financial Statements.

(a)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2021 is disclosed.

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Securitized Asset Fund – continued

(b)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts or TBA transactions.

(c)	Variable rate security. Rate as of September 30, 2021 is disclosed.

(d)	Interest only security. Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the outstanding par amount of the pool held as of the end of the period.

(e)	Fair valued by the Fund’s adviser. At September 30, 2021, the value of these securities amounted to $29,794,283 or 1.9% of net assets. See Note 2 of Notes to Financial Statements.

(f)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.

(g)	Interest rate represents annualized yield at time of purchase; not a coupon rate.

(h)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation and Federal National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.

(i)	When-issued/delayed delivery. See Note 2 of Notes to Financial Statements.
(j)	Illiquid security. (Unaudited)

(k)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, the value of Rule 144A holdings amounted to $583,390,547 or 37.3% of net assets.
ABS	Asset-Backed Securities
ARS	Auction Rate Security
CMT	Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
REMIC	Real Estate Mortgage Investment Conduit
SLM	Sallie Mae
TBA	To Be Announced
UMBS®	Uniform Mortgage-Backed Securities

At September 30, 2021, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra 10 Year U.S. Treasury Note	12/21/2021	285	$42,032,480	$41,396,250	$636,230
10 Year U.S. Treasury Note	12/21/2021	569	75,772,831	74,885,734	887,097
2 Year U.S. Treasury Note	12/31/2021	27	5,945,022	5,941,476	3,546

Total					$1,526,873

Industry Summary at September 30, 2021

Mortgage Related	30.3%
Non-Agency Commercial Mortgage-Backed Securities	12.5
Collateralized Mortgage Obligations	9.6
ABS Other	9.3
ABS Car Loan	9.3
Agency Commercial Mortgage-Backed Securities	8.8
ABS Home Equity	7.4
ABS Student Loan	2.7
Other Investments, less than 2% each	2.4
Short-Term Investments	10.1
Collateralized Loan Obligations	6.6

Total Investments	109.0
Other assets less liabilities (including futures contracts)	(9.0)

Net Assets	100.0%

See accompanying notes to financial statements.

43  |

Statements of Assets and Liabilities

September 30, 2021

	High Income Opportunities Fund	Securitized Asset Fund
ASSETS
Investments at cost	$255,386,097	$1,745,540,494
Net unrealized appreciation (depreciation)	11,053,849	(39,164,364)

Investments at value	266,439,946	1,706,376,130
Cash	161,277	—
Due from brokers (Note 2)	—	10,680,239
Receivable for Fund shares sold	271,446	1,402,812
Receivable for securities sold	4,668,399	99,000
Receivable for when-issued/delayed delivery securities sold (Note 2)	—	97,487,669
Dividends and interest receivable	3,187,351	5,326,487

TOTAL ASSETS	274,728,419	1,821,372,337

LIABILITIES
Payable for securities purchased	6,960,967	34,782,785
Payable for when-issued/delayed delivery securities purchased (Note 2)	—	220,384,406
Payable for Fund shares redeemed	64,696	1,198,098
Payable for variation margin on futures contracts (Note 2)	—	129,631

TOTAL LIABILITIES	7,025,663	256,494,920

NET ASSETS	$267,702,756	$1,564,877,417

NET ASSETS CONSIST OF:
Paid-in capital	$248,320,675	$1,714,956,046
Accumulated earnings (loss)	19,382,081	(150,078,629)

NET ASSETS	$267,702,756	$1,564,877,417

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:

Institutional Class:
Net assets	$267,702,756	$1,564,877,417

Shares of beneficial interest	24,476,853	166,572,710

Net asset value, offering and redemption price per share	$10.94	$9.39

See accompanying notes to financial statements.

|  44

Statements of Operations

For the Year Ended September 30, 2021

	High Income Opportunities Fund	Securitized Asset Fund
INVESTMENT INCOME
Interest	$14,494,536	$41,133,133
Dividends	300,721	—
Less net foreign taxes withheld	(185)	—

Investment income	14,795,072	41,133,133

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND SWAP AGREEMENTS
Net realized gain (loss) on:
Investments	12,862,055	15,190,048
Futures contracts	—	9,866,051
Swap agreements	—	(10,995,710)
Net change in unrealized appreciation (depreciation) on:
Investments	3,805,718	(39,556,838)
Futures contracts	—	2,103,773
Swap agreements	—	14,437,003

Net realized and unrealized gain (loss) on investments, futures contracts and swap agreements	16,667,773	(8,955,673)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$31,462,845	$32,177,460

See accompanying notes to financial statements.

45  |

Statements of Changes in Net Assets

	High Income Opportunities Fund		Securitized Asset Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020
FROM OPERATIONS:
Investment income	$14,795,072	$12,077,811	$41,133,133	$49,063,039
Net realized gain (loss) on investments, futures contracts and swap agreements	12,862,055	(3,746,633)	14,060,389	99,392
Net change in unrealized appreciation (depreciation) on investments, futures contracts and swap agreements	3,805,718	7,246,994	(23,016,062)	7,163,659

Net increase in net assets resulting from operations	31,462,845	15,578,172	32,177,460	56,326,090

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(15,289,039)	(11,897,771)	(92,096,383)	(80,151,712)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	(3,489,615)	77,235,559	124,115,977	285,370,951

Net increase in net assets	12,684,191	80,915,960	64,197,054	261,545,329
NET ASSETS
Beginning of the year	255,018,565	174,102,605	1,500,680,363	1,239,135,034

End of the year	$267,702,756	$255,018,565	$1,564,877,417	$1,500,680,363

See accompanying notes to financial statements.

|  46

Financial Highlights

For a share outstanding throughout each period.

	High Income Opportunities Fund – Institutional Class
	Year Ended September 30, 2021	Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$10.29	$10.45		$10.69	$10.95	$10.66

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Investment income(a)	0.59	0.58		0.60	0.58	0.62
Net realized and unrealized gain (loss)	0.67	(0.16	)(b)	(0.08)	(0.24)	0.30

Total from Investment Operations	1.26	0.42		0.52	0.34	0.92

LESS DISTRIBUTIONS FROM:
Investment income	(0.61)	(0.58)		(0.62)	(0.60)	(0.63)
Net realized capital gains	—	—		(0.14)	—	—

Total Distributions	(0.61)	(0.58)		(0.76)	(0.60)	(0.63)

Net asset value, end of the period	$10.94	$10.29		$10.45	$10.69	$10.95

Total return	12.55%	4.28%		5.14%	3.21%	8.91%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$267,703	$255,019		$174,103	$139,420	$142,373
Net expenses(c)	—	—		—	—	—
Gross expenses(c)	—	—		—	—	—
Net investment income	5.49%	5.76%		5.78%	5.45%	5.74%
Portfolio turnover rate	62%	96	%(d)	48%	42%	37%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	Loomis Sayles has agreed to pay, without reimbursement from the Fund, all expenses associated with the operations of the Fund.
(d)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to significant shareholder flows and repositioning of the portfolio.

	Securitized Asset Fund – Institutional Class
	Year Ended September 30, 2021		Year Ended September 30, 2020	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$9.77		$9.94	$9.65		$10.16	$10.57

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Investment income(a)	0.26		0.34	0.39		0.37	0.39
Net realized and unrealized gain (loss)	(0.06)		0.06	0.45		(0.33)	(0.25)

Total from Investment Operations	0.20		0.40	0.84		0.04	0.14

LESS DISTRIBUTIONS FROM:
Investment income	(0.58)		(0.57)	(0.55)		(0.55)	(0.55)

Net asset value, end of the period	$9.39		$9.77	$9.94		$9.65	$10.16

Total return	2.07	%(b)	4.13%	8.97%		0.39%	1.40%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,564,877		$1,500,680	$1,239,135		$1,149,454	$1,133,638
Net expenses(c)	—		—	—		—	—
Gross expenses(c)	—		—	—		—	—
Net investment income	2.68%		3.50%	3.98%		3.81%	3.78%
Portfolio turnover rate	98	%(d)	283%	369	%(e)	259%	313%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Generally accepted accounting principles require certain adjustments to be made to the net assets of the Fund for financial reporting purposes only, and as such, the total return based on the adjusted net asset value per share may differ from the total return reported in the average annual total return table.
(c)	Loomis Sayles has agreed to pay, without reimbursement from the Fund, all expenses associated with the operations of the Fund.
(d)	The variation in the Fund’s turnover rate from 2020 to 2021 was primarily due to a decrease in the volume of TBA transactions (see Note 2g of Notes to Financial Statements).
(e)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of trades in TBA securities (see Note 2g of Notes to Financial Statements).

See accompanying notes to financial statements.

47  |

Notes to Financial Statements

September 30, 2021

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles High Income Opportunities Fund (the “High Income Opportunities Fund”)

Loomis Sayles Securitized Asset Fund (the “Securitized Asset Fund”)

Each Fund is a diversified investment company.

Each Fund offers Institutional Class shares. The Funds’ shares are offered exclusively to investors in “wrap fee” programs approved by Natixis Advisors, LLC (“Natixis Advisors”) and/or Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and to institutional advisory clients of Natixis Advisors or Loomis Sayles that, in each case, meet the Funds’ policies as established by Loomis Sayles.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Senior loans and collateralized loan obligations are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans and collateralized loan obligations where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Centrally cleared swap agreements are valued at settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

|  48

Notes to Financial Statements – continued

September 30, 2021

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

As of September 30, 2021, securities held by the Funds were fair valued as follows:

Fund	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
High Income Opportunities Fund	$1,231,182	0.5%	$1,174,735	0.4%
Securitized Asset Fund	—	—	29,794,283	1.9%

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Loan consent fees, upfront origination fees and/or amendment fees are recorded when received and included in interest income on the Statements of Operations. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. For payment-in-kind securities, income received in-kind is reflected as an increase to the principal and cost basis of the securities. For securities with paydown provisions, principal payments are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts. The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts. Forward foreign currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

e.  Futures Contracts. The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded

49  |

Notes to Financial Statements – continued

September 30, 2021

in the financial statements. Daily fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as a receivable (payable) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Swap Agreements. The Funds may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily, and fluctuations in value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Assets and Liabilities as part of unrealized appreciation (depreciation) on swap agreements. When received or paid, fees are recorded in the Statements of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Asset and Liabilities, as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Funds face the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Funds based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Funds’ counterparty credit risk is reduced as the CCP stands between the Funds and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking cash or securities. Swap agreements outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

|  50

Notes to Financial Statements – continued

September 30, 2021

g.  When-Issued and Delayed Delivery Transactions. The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

h.  Stripped Securities. Each Fund may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its investments in IOs.

i.  Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2021 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts that have been or are expected to be reclaimed and paid. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or are expected to be filed and paid are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

j.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as premium amortization, corporate actions, deferred Trustees’ fees, defaulted and/or non-income producing securities, convertible bonds, swap adjustments and paydown gains and losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to wash sales, premium amortization, corporate actions, defaulted and/or non-income producing securities, convertible bonds and futures contracts mark-to-market. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

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Notes to Financial Statements – continued

September 30, 2021

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2021 and 2020 was as follows:

	2021 Distributions			2020 Distributions
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
High Income Opportunities Fund	$15,289,039	$—	$15,289,039	$11,897,771	$—	$11,897,771
Securitized Asset Fund	92,096,383	—	92,096,383	80,151,712	—	80,151,712

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of September 30, 2021, the components of distributable earnings on a tax basis were as follows:

	High Income Opportunities Fund	Securitized Asset Fund
Undistributed ordinary income	$8,635,137	$6,961,454

Capital loss carryforward:
Short-term:
No expiration date	—	(18,421,522)
Long-term:
No expiration date	—	(99,454,197)

Total capital loss carryforward	—	(117,875,719)

Unrealized appreciation (depreciation)	10,754,795	(39,164,364)

Total accumulated earnings (losses)	$19,389,932	$(150,078,629)

Capital loss carryforward utilized in the current year	$4,904,615	$—

As of September 30, 2021, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	High Income Opportunities Fund	Securitized Asset Fund
Federal tax cost	$255,685,151	$1,745,540,494

Gross tax appreciation	$14,983,037	$22,580,256
Gross tax depreciation	(4,228,242)	(61,744,620)

Net tax appreciation (depreciation)	$10,754,795	$(39,164,364)

k.  Senior Loans. Each Fund may invest in senior loans to corporate, governmental or other borrowers. Senior loans, which include both secured and unsecured loans made by banks and other financial institutions to corporate customers, typically hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. Senior Loans can include term loans, revolving credit facility loans and second lien loans. A senior loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the senior loan, as specified in the loan agreement. Large loans may be shared or syndicated among several lenders. A Fund may enter into the primary syndicate for a loan or it may also purchase all or a portion of loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. The settlement period for senior loans is uncertain as there is no standardized settlement schedule applicable to such investments. Senior loans outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

l.  Loan Participations. A Fund’s investments in senior loans may be in the form of participations in loans. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk from both the party from whom it purchased the loan participation and the borrower. Additionally, a Fund may have minimal control over the terms of any loan modification. Loan participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

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September 30, 2021

m.  Collateralized Loan Obligations. Each Fund may invest in collateralized loan obligations (“CLOs”). A CLO is a type of asset-backed security designed to redirect the cash flows from a pool of leveraged loans to investors based on their risk preferences. Cash flows from a CLO are split into two or more portions, called tranches, varying in risk and yield. The risk of an investment in a CLO depends largely on the type of the collateralized securities and the class of the instrument in which the Fund invests. The intent of the Funds when investing in CLOs is to purchase only higher level, investment grade level select tranches. CLOs outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

n.  Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2021, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

o.  Due from Brokers. Transactions and positions in certain futures contracts, swap agreements and delayed delivery commitments are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due from brokers balance for Securitized Asset Fund represents cash pledged as initial margin for futures contracts and closed centrally cleared swap agreements and as collateral for delayed delivery securities. In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

p.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2021, neither Fund had loaned securities under this agreement.

q.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

r.  New Accounting Pronouncement. In January 2021, the Financial Accounting Standards Board issued Accounting Standard Update 2021-01, Reference Rate Reform (Topic 848) (“ASU 2021-01”). ASU 2021-01 is an update of ASU 2020-04, which was issued in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of the London Interbank Offered Rate (“LIBOR”), expected to occur no later than June 30, 2023. Regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides temporary guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. ASU 2020-04 amendments offer optional expedients for contract modifications that would allow an entity to account for such modifications by prospectively adjusting the effective interest rate, instead of evaluating each contract, in accordance with existing accounting standards, as to whether reference rate modifications constitute the establishment of new contracts or the continuation of existing contracts. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the LIBOR transition. The amendments are currently effective and an entity may elect to apply its provisions as of any date from the beginning of an interim period that includes or is subsequent to March 12, 2020. No Fund contracts have yet been impacted by reference rate reform. Management expects to apply the optional expedients when appropriate.

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Notes to Financial Statements – continued

September 30, 2021

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. The Funds’ adviser may use internally developed models to validate broker-dealer bid prices that are only available from a single broker or market maker. Such securities are considered and classified as fair valued. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2021, at value:

High Income Opportunities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Home Construction	$—	$2,386,133	$—	(b)	$2,386,133
Non-Agency Commercial Mortgage-Backed Securities	—	5,097,622	112,388	(c)	5,210,010
All Other Non-Convertible Bonds(a)	—	219,246,426	—		219,246,426

Total Non-Convertible Bonds	—	226,730,181	112,388		226,842,569

Convertible Bonds(a)	—	14,116,611	—		14,116,611

Total Bonds and Notes	—	240,846,792	112,388		240,959,180

Senior Loans(a)	—	1,181,308	—		1,181,308
Collateralized Loan Obligations	—	5,385,150	1,334,972	(d)	6,720,122
Preferred Stocks
Food & Beverage	—	1,676,373	—		1,676,373
Technology	497,601	—	—		497,601
Wireless	—	597,047	—		597,047

Total Preferred Stocks	497,601	2,273,420	—		2,771,021

Common Stocks
Chemicals	—	273,605	—		273,605
All Other Common Stocks(a)	5,826,930	—	—		5,826,930

Total Common Stocks	5,826,930	273,605	—		6,100,535

Warrants	—	—	2,347	(b)(c)	2,347
Short-Term Investments	—	8,705,433	—		8,705,433

Total	$6,324,531	$258,665,708	$1,449,707		$266,439,946

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Includes a security fair valued at zero by the Fund’s adviser using level 3 inputs.

(c) Fair valued by the Fund’s adviser.

(d) Fair valued by the Fund’s adviser ($1,060,000) or valued using broker-dealer bid prices ($274,972).

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Notes to Financial Statements – continued

September 30, 2021

Securitized Asset Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
ABS Home Equity	$—	$114,889,728	$145,087(b	)	$115,034,815
Agency Commercial Mortgage-Backed Securities	—	123,410,831	10,606,608(c	)	134,017,439
Collateralized Mortgage Obligations	—	130,178,249	19,938,586(b	)	150,116,835
Mortgage Related	—	473,953,597	134,462(b	)	474,088,059
Non-Agency Commercial Mortgage-Backed Securities	—	191,589,367	3,754,766(b	)	195,344,133
All Other Bonds and Notes(a)	—	369,664,582	—		369,664,582

Total Bonds and Notes	—	1,403,686,354	34,579,509		1,438,265,863

Collateralized Loan Obligations	—	104,069,403	—		104,069,403
Loan Participations(a)	—	5,656,428	—		5,656,428
Short-Term Investments	—	158,384,436	—		158,384,436

Total Investments	—	1,671,796,621	34,579,509		1,706,376,130

Futures Contracts (unrealized appreciation)	1,526,873	—	—		1,526,873

Total	$1,526,873	$1,671,796,621	$34,579,509		$1,707,903,003

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Fair valued by the Fund’s adviser.

(c) Fair valued by the Fund’s adviser ($5,821,382) or valued using broker-dealer bid prices ($4,785,226).

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2020 and/or September 30, 2021:

High Income Opportunities Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2020		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2021		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2021
Bonds and Notes
Non-Convertible Bonds
Home Construction	$—	(a)	$—	$—	$—	$—	$—	$—	$—	$—	(a)	$—
Non-Agency Commercial Mortgage-Backed Securities	314,438		—	—	(202,050)	—	—	—	—	112,388		(202,050)
Collateralized Loan Obligations	—		—	—	(28)	1,335,000	—	—	—	1,334,972		(28)
Preferred Stocks
Energy	—	(a)	—	(488,846)	488,846	—	—	—	—	—		—
Warrants	35,226	(a)	—	16,808	(32,879)	—	(16,808)	—	—	2,347	(a)	(32,879)

Total	$349,664		$—	$(472,038)	$253,889	$1,335,000	$(16,808)	$—	$—	$1,449,707		$(234,957)

(a) Includes a security fair valued at zero by the Fund’s adviser using level 3 inputs.

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Notes to Financial Statements – continued

September 30, 2021

Securitized Asset Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2020	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2021	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2021
Bonds and Notes
ABS Home Equity	$405,480	$—	$(701,858)	$527,441	$—	$(59,127)	$—	$(26,849)	$145,087	$519,726
Agency Commercial Mortgage-Backed Securities	3,439,336	—	(9,640,091)	3,458,106	4,798,100	—	8,551,157	—	10,606,608	2,976,597
Collateralized Mortgage Obligations	20,720,382	511	(5,397,892)	(1,292,984)	461,621	(6,641,236)	13,160,309	(1,072,125)	19,938,586	(1,171,187)
Mortgage Related	3,257,739	—	—	(11,389)	5,176	—	—	(3,117,064)	134,462	(11,389)
Non-Agency Commercial Mortgage-Backed Securities	4,886,172	—	—	(1,131,406)	—	—	—	—	3,754,766	(1,131,406)

Total	$32,709,109	$511	$(15,739,841)	$1,549,768	$5,264,897	$(6,700,363)	$21,711,466	$(4,216,038)	$34,579,509	$1,182,341

A debt security valued at $26,849 was transferred from Level 3 to Level 2 during the period ended September 30, 2021. At September 30, 2020, this security was valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service did not provide a reliable price for the security. At September 30, 2021, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Debt securities valued at $21,711,466 were transferred from Level 2 to Level 3 during the period ended September 30, 2021. At September 30, 2020, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2021, these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the securities.

Debt securities valued at $4,189,189 were transferred from Level 3 to Level 2 during the period ended September 30, 2021. At September 30, 2020, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities. At September 30, 2021, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

The significant unobservable inputs used for those securities fair valued by the adviser and categorized in Level 3 as of September 30, 2021, were as follows:

Description	Valuation Technique(s)	Unobservable Input	Unobservable Input Value(s)	Value
Bonds and Notes
ABS Home Equity[1]	Market Discount	Discount Rate	1.00% 3.00%	$64,887 80,200
Agency Commercial Mortgage-Backed Securities[1]	Market Discount	Discount Rate	1.00% 2.00%	5,520,624 300,759
Collateralized Mortgage Obligations[1]	Market Discount	Discount Rate	0.50% 1.00% 2.00%	3,612,326 15,297,504 1,028,756
Mortgage Related[1]	Market Discount	Discount Rate	1.00%	134,462
Non-Agency Commercial Mortgage-Backed Securities[2]	Discounted Cash Flows	Constant Default Rate Loss Severity Lag Time Loss Adjusted Spread	100% 39% 13 months 33%	3,754,766

Total				$29,794,284

1 “Odd lot” securities (those with current principal below the normal trading size) are valued using a discount to the “round lot” price for the same security. The significant unobservable input used in the fair value measurement is the discount rate. Discount rates are set at a specific fixed rate depending on the size of the odd lot. The Unobservable Input Value(s) noted above reflect a range due to the fact that there are multiple odd lot securities within each asset type that have had different discount rates applied. A significant change in the discount rate could have a material effect on the fair value measurement. There is an inverse relationship between the discount rate and the fair value measurement, meaning a significant increase in the discount rate would result in a lower fair value measurement, and vice versa.

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September 30, 2021

2 Security is valued using a discounted cash flow model. The significant unobservable inputs used in the fair value measurement are the constant default rate, loss severity, lag time, and loss adjusted spread. Significant changes in input values could have a material effect on the fair value measurement. There is an inverse relationship between the loss severity, lag time, and loss adjusted spread and the fair value measurement, meaning a significant increase in any of those input values in isolation would have resulted in a lower fair value measurement, and vice versa. The constant default rate of 100% is based on the fact that the underlying loan is in default.

4.  Derivatives. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Securitized Asset Fund used during the period include futures contracts and swap agreements.

Securitized Asset Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts and interest rate swaps to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. During the year ended September 30, 2021, Securitized Asset Fund used futures contracts to hedge against changes in interest rates and manage duration. The Fund used interest rate swaps for investment exposure.

The following is a summary of derivative instruments for Securitized Asset Fund as of September 30, 2021, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on futures contracts[1]
Exchange-traded asset derivatives Interest rate contracts	$1,526,873

1 Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Securitized Asset Fund during the year ended September 30, 2021, as reflected in the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures contracts	Swap agreements
Interest rate contracts	$9,866,051	$(10,995,710)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts	Swap agreements
Interest rate contracts	$2,103,773	$14,437,003

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of futures contract and swap agreement activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2021:

Securitized Asset Fund	Futures	Interest Rate Swaps
Average Notional Amount Outstanding	7.93%	8.44%
Highest Notional Amount Outstanding	14.31%	10.82%
Lowest Notional Amount Outstanding	0.42%	0.00%
Notional Amount Outstanding as of September 30, 2021	7.81%	0.00%

Notional amounts outstanding at the end of the prior period, if applicable, are included in the averages above.

Unrealized gain and/or loss on open futures and swaps is recorded in the Statements of Assets and Liabilities. The aggregate notional values of futures and swap contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Fund’s net assets.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows the maximum amount of loss due to credit risk

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September 30, 2021

that, based on the gross fair value of the financial instrument, the applicable Fund would incur if parties (including brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund:

Fund	Maximum Amount of Loss — Gross	Maximum Amount of Loss — Net
Securitized Asset Fund	$9,698,603	$9,698,603

5.  Purchases and Sales of Securities. For the year ended September 30, 2021, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
High Income Opportunities Fund	$—	$—	$158,738,581	$159,842,844
Securitized Asset Fund	1,301,418,077	1,220,556,278	375,343,426	258,534,673

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis Sayles has agreed to pay, without reimbursement from the Funds or the Trust, the following expenses of the Funds: compensation to Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust; registration, filing and other fees in connection with requirements of regulatory authorities; the charges and expenses of any entity appointed by the Funds for custodial, paying agent, shareholder servicing and plan agent services; charges and expenses of the independent registered public accounting firm retained by the Funds; charges and expenses of any transfer agents and registrars appointed by the Funds; any cost of certificates representing shares of the Funds; legal fees and expenses in connection with the day-to-day affairs of the Funds, including registering and qualifying its shares with Federal and State regulatory authorities; expenses of meetings of shareholders and Trustees of the Trust; the costs of services, including services of counsel, required in connection with the preparation of the Funds’ registration statements and prospectuses, including amendments and revisions thereto, annual, semi-annual and other periodic reports of the Funds, and notices and proxy solicitation material furnished to shareholders of the Funds or regulatory authorities, and any costs of printing or mailing these items; and the Funds’ expenses of bookkeeping, accounting and financial reporting, including related clerical expenses and all other expenses incurred; and other operating expenses of the Funds, as applicable.

Loomis Sayles serves as investment adviser to each Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, LLC, which is part of Natixis Investment Managers, an international asset management group based in Paris, France. Under the terms of each management agreement, Loomis Sayles does not charge the Funds an investment advisory fee, also known as a management fee, or any other fee for those services or for bearing those expenses. Although the Funds do not compensate Loomis Sayles directly for services under the advisory agreement, Loomis Sayles will typically receive an advisory fee from the sponsors of “wrap programs,” who in turn charge the programs’ participants.

b.  Service and Distribution Fees. Natixis Distribution, LLC (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis Investment Managers, LLC, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trust. Natixis Distribution currently is not paid a fee for serving as distributor for the Funds. Loomis Sayles has agreed to reimburse Natixis Distribution to the extent that Natixis Distribution incurs expenses in connection with any redemption of Fund shares.

c.  Administrative Fees. Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis Investment Managers, LLC. Loomis Sayles has agreed to pay, without reimbursement from the Trust or Funds, fees to Natixis Advisors for services to the Funds.

d.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis Investment Managers, LLC or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $199,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person

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Notes to Financial Statements – continued

September 30, 2021

and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings. Loomis Sayles has agreed to pay, without reimbursement from the Trust or Funds, Trustees fees and expenses allocable to the Funds.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trust.

7.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $500,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $500,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds (applicable allocations to the Funds are paid by Loomis Sayles) based on their average daily unused portion of the line of credit. Loomis Sayles, on behalf of the Funds, paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the line of credit agreement.

Prior to April 8, 2021, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit.

For the year ended September 30, 2021, neither Fund had borrowings under this agreement.

8.   Risk. Securitized Asset Fund’s investments in mortgage-related and asset-backed securities are subject to certain risks not associated with investments in other securities. Mortgage-related and asset-backed securities are subject to the risk that unexpected changes in interest rates will have a direct effect on expected maturity. A shortened maturity may result in the reinvestment of prepaid amounts in securities with lower yields than the original obligations. An extended maturity may result in a reduction of a security’s value.

Global markets have experienced periods of high volatility triggered by the Covid-19 pandemic. The impact of this pandemic and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Such effects could impair the Funds’ ability to maintain operational standards, disrupt the operations of the Funds’ service providers, adversely affect the value and liquidity of the Funds’ investments and negatively impact the Funds’ performance.

9.  Concentration of Ownership. From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2021, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership
High Income Opportunities Fund	3	92.06%
Securitized Asset Fund	4	97.57%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

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Notes to Financial Statements – continued

September 30, 2021

10.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	High Income Opportunities Fund

	Year Ended September 30, 2021		Year Ended September 30, 2020

	Shares	Amount	Shares	Amount

Institutional Class
Issued from the sale of shares	3,036,476	$32,797,517	13,827,277	$135,298,503
Issued in connection with the reinvestment of distributions	559,254	6,019,729	557,919	5,643,632
Redeemed	(3,896,028)	(42,306,861)	(6,262,810)	(63,706,576)

Increase (decrease) from capital share transactions	(300,298)	$(3,489,615)	8,122,386	$77,235,559

	Securitized Asset Fund

	Year Ended September 30, 2021		Year Ended September 30, 2020

	Shares	Amount	Shares	Amount

Institutional Class
Issued from the sale of shares	35,486,433	$340,179,154	60,284,606	$590,577,942
Issued in connection with the reinvestment of distributions	2,625,942	25,148,724	2,080,565	20,316,755
Redeemed	(25,162,055)	(241,211,901)	(33,407,601)	(325,523,746)

Increase from capital share transactions	12,950,320	$124,115,977	28,957,570	$285,370,951

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds I and Shareholders of

Loomis Sayles High Income Opportunities Fund and Loomis Sayles Securitized Asset Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles High Income Opportunities Fund and Loomis Sayles Securitized Asset Fund (two of the funds constituting Loomis Sayles Funds I, hereafter collectively referred to as the “Funds”) as of September 30, 2021, the related statements of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2021 and each of the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

November 22, 2021

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

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2021 U.S. Tax Distribution Information to Shareholders (unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2021, a percentage of dividends distributed by the Fund listed below qualifies for the dividends received deduction for corporate shareholders. This percentage is as follows:

Fund	Qualifying Percentage
High Income Opportunities Fund	0.65%

Qualified Dividend Income. For the fiscal year ended September 30, 2021, the Fund below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2021, complete information will be reported in conjunction with Form 1099-DIV.

Fund
High Income Opportunities Fund

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Trustee and Officer Information

The tables below provide certain information regarding the Trustees and officers of Loomis Sayles Funds I (the “Trust”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the Trustees of the Trust and is available by calling Loomis Sayles Funds at 800-633-3330.

Name and Year of Birth	Position(s) Held with the Trust/, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees
Edmond J. English (1953)	Trustee since 2013 Chairperson of the Governance Committee and Contract Review Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	54 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired	54 Director of Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of the Contract Review Committee	Retired	54 Director, Abt Associates Inc. (research and consulting); Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member and Governance Committee Member	President, University of Massachusetts	54 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

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Name and Year of Birth	Position(s) Held with the Trust/, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Maureen B. Mitchell (1951)	Trustee since 2017 Audit Committee Member and Governance Committee Member	Retired	54 Director, Sterling Bancorp (bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

James P. Palermo (1955)	Trustee since 2016 Audit Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	54 Director, FutureFuel.io (chemicals and biofuels)	Significant experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Chairperson of the Board of Trustees since January 2021 Trustee since 2009 Ex Officio member of the Audit Committee, Contract Review Committee and Governance Committee	Professor of Finance at Babson College	54 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member	Retired	54 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member and Governance Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)	54
			Trustee, Eastern Bank (bank); Director, Apartment Investment and Management Company (real estate investment trust); formerly, Director, Ares Commercial Real Estate Corporation (real estate investment trust)	Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Audit Committee	Retired; formerly, Deputy Dean for Finance and Administration, Yale University School of Medicine	54 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

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Name and Year of Birth	Position(s) Held with the Trust/, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Interested Trustees
Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer since 2015	President, Chief Executive Officer and Chairman of the Board of Directors, Loomis, Sayles & Company, L.P.	54 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 Executive Vice President since 2008	President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC	54 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, LLC and Natixis Distribution, LLC

[1]	Each Trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The Trustees of the Trust serve as Trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

Officers of the [Trust/Trusts]
Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC

Natalie R. Wagner (1979)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since May 2021	Formerly, Vice President, Head of Corporate Compliance, Global Atlantic Financial Group
	Chief Legal Officer	Since July 2021

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, LLC, Natixis Advisors, LLC or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

Loomis Sayles Small/Mid Cap Growth Fund

Annual Report

September 30, 2021

Portfolio Review	1

Portfolio of Investments	17

Financial Statements	24

Notes to Financial Statements	33

LOOMIS SAYLES SMALL CAP GROWTH FUND

Managers	Symbols

Mark F. Burns, CFA®	Institutional Class	LSSIX

John J. Slavik, CFA®	Retail Class	LCGRX

	Class N	LSSNX

Investment Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

The one-year period ending September 30, 2021 was very strong for the overall market, although punctuated by choppiness and volatility. Markets rallied sharply during the fourth quarter of 2020 as Covid-19 vaccines received emergency use authorization approval and uncertainty about the US presidential election resolved itself. Lower-quality stocks, as well as stocks that are more sensitive to market movements, led the market higher. At the beginning of 2021, the market steadied, but the spring months brought new concerns, including heightened valuations, challenging year-over-year comparisons on economic data, and the rise of the Delta variant. This produced a greater degree of choppiness in the market, which persisted through the end of the period.

Performance Results

For the 12 months ended September 30, 2021, Institutional Class shares of the Loomis Sayles Small Cap Growth Fund returned 30.53% at net asset value. The Fund underperformed its benchmark, the Russell 2000® Growth Index, which returned 33.27%.

Explanation of Fund Performance

Given our strategy’s high quality focus, the early part of the period was very challenging on a relative basis. Since then, however, the Fund’s relative performance has improved.

Among top contributors to relative performance were stock selection in the healthcare and communication services sectors, as well as relative positioning in the utilities sector. Conversely, stock selection in the information technology and industrials sectors, along with relative positioning and stock selection in the financials sector, detracted from relative performance.

The Fund’s top contributors to relative performance at the individual stock level were digital printing specialist Kornit Digital Ltd., cybersecurity services provider Rapid7 Inc. and implantable ocular lens company STAAR Surgical. Kornit Digital has led the secular shift away from traditional methods of printing on fabrics and garments toward digital alternatives, and it introduced a number of new printing machines to the market that drove further demand and widened its competitive advantage versus its peers. With the boom in e-commerce during the pandemic, the demand for Kornit’s products has accelerated. Rapid7 has been strong for the last year as an emerging leader within cloud cybersecurity for the mid-market, having expanded its suite of solutions. As a result, Rapid7 has seen acceleration in new customer growth, consistently better-than-expected total annual recurring revenue growth, and profit gains coming more quickly than anticipated. STAAR Surgical has performed well as investors have recognized its ability to outperform internationally while overcoming pandemic-related headwinds. Anticipation of STAAR’s entry into the US market in 2022 with its newest lens product also spurred investor interest.

Conversely, the largest detractors from relative performance among individual stocks were insurance provider Palomar Holdings Inc., cloud-based healthcare platform provider Inovalon Holdings Inc. and home-health services company LHC Group Inc. Palomar triggered the Fund’s stop loss after announcing a larger-than-expected catastrophe loss related to three moderate-sized hurricanes near the Gulf Coast of the US during the 2020 storm season. Inovalon saw its stock fall on uncertainty that its bookings would be sufficient to meet the company’s full-year guidance, given the choppy macroeconomic environment. With LHC Group, later-than-usual referrals due to Covid-19 weighed on its hospice business, and the slowdown in hospital discharges hurt its home-health segment. LHC Group has also seen costs rise as a result of the nationwide shortage of nursing professionals.

Outlook

As market correlations fall, we see investors placing greater importance on company-specific fundamentals. This, in turn, should lead to earnings growth becoming the primary driver of stock returns.

The economic outlook is still generally positive although uncertainties remain. These include more difficult growth comparisons for companies in the coming quarters, continued supply chain disruptions, lingering concerns about Covid-19 variants, and ongoing fiscal and monetary policy uncertainty from Washington and the US Federal Reserve.

Despite these uncertainties, we remain focused on the underlying business fundamentals of our companies. Uncertainty drives markets, and with market correlations low, earnings growth increasing in importance, and small-cap stocks looking ready to catch up to their large-cap counterparts, we believe that the Fund is well positioned for the future.

1  |

Top Ten Holdings as of September 30, 2021

Security name		% of Net Assets
1	Kornit Digital Ltd.	2.18%
2	SiteOne Landscape Supply, Inc.	2.04
3	Rapid7, Inc.	1.87
4	Shutterstock, Inc.	1.68
5	Novanta, Inc.	1.58
6	Casella Waste Systems, Inc., Class A	1.53
7	MACOM Technology Solutions Holdings, Inc.	1.52
8	Varonis Systems, Inc.	1.44
9	WNS Holdings Ltd., ADR	1.43
10	Advanced Drainage Systems, Inc.	1.41

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

Hypothetical Growth of $100,000 Investment in Institutional Class Shares2

September 30, 2011 through September 30, 2021

See notes to charts on Page 3.

|  2

LOOMIS SAYLES SMALL CAP GROWTH FUND

Average Annual Total Returns — September 30, 20212

					Expense Ratios[3]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Institutional Class (Inception 12/31/96)	30.53%	18.25%	16.27%	—%	0.94%	0.94%

Retail Class (Inception 12/31/96)	30.20	17.95	15.96	—	1.19	1.19

Class N (Inception 2/1/13)	30.66	18.38	—	15.15	0.82	0.82

Comparative Performance
Russell 2000® Growth Index[1]	33.27	15.34	15.74	13.66

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]

Russell 2000® Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

3  |

LOOMIS SAYLES SMALL CAP VALUE FUND

Managers	Symbols

Joseph R. Gatz, CFA®	Institutional Class	LSSCX

Jeffrey Schwartz, CFA®	Retail Class	LSCRX

	Admin Class	LSVAX

	Class N	LSCNX

Investment Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

The trailing 12 months ended September 30, 2021 was one of the highest-returning periods in the 37-year history of the Russell 2000® Index, against a backdrop of sustained economic recovery fueled by notable progress on the vaccine front, anticipation of new fiscal stimulus measures, monetary accommodation, and positive corporate earnings surprises. After a strong market rally during the fourth quarter of 2020, US equities advanced in early 2021, continuing the robust rally from the pandemic-driven lows in March 2020. The market experienced a rotation to value-oriented sectors such as energy, financials and materials during the period, amid an uptick in interest rates.

Domestic equities were higher during the first three quarters of the 12-month period, marking five consecutive quarters of gains. Earnings grew as the global economy reopened, and ample liquidity supported capital markets. Below the surface of the steady market gains, however, debate arose concerning the potential for rising inflation, headwinds from higher input costs, peaking profits, and fears of a new variant of the Covid-19 virus. These factors affected relative performance between cyclicals and defensive stocks, between growth and value stocks, and between large-cap and small-cap stocks.

During the final three months of the period, US equities remained within a fairly tight range, with slight gains achieved in large cap stocks and modest losses in small caps. Positive contributors such as robust earnings growth and ample liquidity from central banks began to give way late in the quarter to heightened uncertainty over worsening supply chain disruptions, inflationary pressures, potential tapering by the US Federal Reserve, and waves of new Covid-19 outbreaks. The period ended with higher-quality stocks back in favor after lagging substantially during the initial stages of the economy reopening.

Small cap stocks fully participated in the equity market recovery, outperforming larger cap stocks, as the small cap value index was the best performing segment of the domestic equity market, returning almost 64% during the 12-month period. Reversing the trend of the last few years, value stocks outperformed growth stocks across all market capitalizations.

Although there were several market rotations during the past year within the Russell 2000® Value Index, overall the market gains were led by stocks with the smallest market capitalization, the lowest quality fundamentals or money-losing companies. Cyclical areas of the market such as energy, materials and consumer discretionary were the leading sectors along with communication services. Conversely, defensive sectors such as utilities, healthcare, and consumer staples were laggards within the small cap value index.

Performance Results

For the 12 months ended September 30, 2021, Institutional Class shares of the Loomis Sayles Small Cap Value Fund returned 55.05% at net asset value. The Fund underperformed its benchmark, the Russell 2000® Value Index, which returned 63.92%.

Explanation of Performance

The Fund’s underweight positions in real estate and healthcare, which were two of the worst-performing sectors in the small-cap value market, contributed to relative performance. In addition, stock selection was favorable in the financials, healthcare and utilities sectors.

Overall, the primary detractor from the Fund’s relative performance was adverse security selection, which resulted from the Fund’s focus on higher-quality stocks and those with higher market capitalizations, both of which underperformed within the small cap value segment of the stock market. Stock selection lagged particularly within the communication services, real estate and information technology sectors. In addition, sector positioning also detracted from the Fund’s returns relative to the index. More specifically, the Fund’s sector selection was negatively affected by its underweight to energy which was the best performing sector in the benchmark, and an underweight to the financials sector.

Among individual stocks, Herc Holdings, Inc., InMode Ltd. and Triumph Bancorp, Inc. made the largest positive contributions to performance for the period. Herc Holdings, one of the leading equipment rental suppliers in North America, specializes in industrial products such as aerial platforms, earthmoving equipment, and tele-handlers. Herc had been a turnaround story prior to our taking an initial position in the stock in late 2019, and the market was slow to recognize the significant improvement in the fleet of equipment for rent, as well as strong cash flow which repaired a formerly over-leveraged balance sheet. While the Covid-19 pandemic proved to be a temporary setback in terms of rental demand in 2020, Herc was able to maintain strong profitability and cash flow remained robust on a decline in new fleet equipment purchases. Coming into 2021, the stock was further helped by signs of a rebounding industrial economy, as well as Herc’s role as a

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LOOMIS SAYLES SMALL CAP VALUE FUND

potential beneficiary of infrastructure-related investment activity. Late in the period, the company announced ambitious new targets for growth and profitability for the next three to four years and initiated a common dividend for the first time.

InMode produces minimally invasive medical aesthetic surgery platforms for fat reduction, skin tightening and tissue remodeling applications. The company has had strong demand for its proprietary systems due to pent-up demand from physicians, the expansion of its sales force in the US, and continued momentum of hands-free technologies. Earnings continued to exceed investor expectations, driven by the continued opening of the economy, both within the US and internationally. Also, InMode’s introductions of two new platforms (women’s health & ophthalmology), increases in research and development activity, and expanding its international distribution capability helped produce strong returns for shareholders.

Triumph Bancorp, a Texas-based niche bank with a focus on freight payment factoring, continued with its business model transformation from a traditional bank structure into a digital freight payments business. This strategic pivot has substantially increased its market opportunity and outlook for growth. Recently, its TriumphPay division announced that annualized payments volume for the third quarter of 2021 will make it the largest payer in brokered freight. The division’s goal is to “own” the payment channel for freight brokers and then move on to shippers. As the company continues to reach payments milestones, investors have reassessed its future earnings outlook and have increased the firm’s valuation.

Conversely, during the 12-month period, individual names Emergent BioSolutions Inc., Modine Manufacturing Co. and Cannae Holdings, Inc. detracted the most from relative performance. Emergent BioSolutions is specialty biopharmaceutical company focused on clinical and commercial products that address the public health threats associated with chemical and biological agents, radiation, infectious diseases, and opioid abuse. A key initiative was the development of a growing outsourced pharmaceutical development and manufacturing business. With the Covid-19 pandemic, the company received substantial new contracts for the manufacture of vaccines, including key wins with Johnson & Johnson and AstraZeneca. In April 2021, media reports of a manufacturing error in the development of the J&J vaccine were confirmed, and a subsequent inspection by the FDA found various deficiencies at an Emergent BioSolutions facility. This widely publicized event placed considerable doubt on the investment thesis and expectations regarding the company’s ability to establish itself as a contract drug manufacturer, and we chose to exit the position.

Modine Manufacturing is a manufacturer of heat transfer and heat storage equipment and was added to the Fund in early July 2021. Key end markets include building HVAC, commercial and industrial solutions, and heavy-duty equipment. New management has been implementing a business improvement process, and several legacy divisions have already been sold or are slated for divestment, which will transform the business from an auto-parts supplier to more of a core-industrial company. While the most recent quarterly report showed sales and profits in line with investor expectations and management reaffirmed its earnings outlook, the sales process has taken more time than investors have expected.

Cannae Holdings operates as a publicly traded holding company which owns significant equity stakes in several companies including Dun & Bradstreet, Paysafe and Ceridian. Cannae has significantly increased its ownership in several special purpose acquisition companies (SPACs) this year, which has created a modest amount of underlying shareholder value. Unfortunately, the complexity of these investments has resulted in investors applying a much greater discount to the company’s net asset value, and that was reflected in the decline in its stock price. We added to the position during the period.

Outlook

We remain committed to identifying inefficiencies in the small cap market that result in stock prices and valuations that do not accurately reflect our assessment of the underlying value of the corporate enterprise.

While many forms of inefficiency may exist, we focus on companies that are misunderstood, underfollowed or in the midst of a “special situation” where we believe we can use our strengths in the form of our time horizon, resource deployment or a willingness to solve complex situations. We require fundamentally sound business models, capable management teams and financial stability.

Key to our process are distinct, company-specific catalysts on the horizon to sustain, enhance, or highlight the fundamental outlook. These principles are applied consistently over time, regardless of the current market environment. With a margin of safety and a proper time horizon, our goal is to achieve an attractive total return for our investors, while managing to an appropriate level of risk.

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Top Ten Holdings as of September 30, 2021

Security name		% of Net Assets
1	Herc Holdings, Inc.	2.42%
2	Inmode Ltd.	1.79
3	Triumph Bancorp, Inc.	1.69
4	Concentrix Corp.	1.54
5	Popular, Inc.	1.41
6	Kadant, Inc.	1.34
7	Genco Shipping & Trading Ltd.	1.33
8	ChampionX Corp.	1.31
9	Wintrust Financial Corp.	1.30
10	Meta Financial Group, Inc.	1.30

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

Hypothetical Growth of $100,000 Investment in Institutional Class Shares3

September 30, 2011 through September 30, 2021

See notes to charts on Page 7.

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LOOMIS SAYLES SMALL CAP VALUE FUND

Average Annual Total Returns — September 30, 20213

					Expense Ratios[4]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Institutional Class (Inception 5/13/91)	55.05%	9.86%	13.03%	—%	0.95%	0.90%

Retail Class (Inception 12/31/96)	54.69	9.59	12.74	—	1.20	1.15

Admin Class (Inception 1/2/98)	54.29	9.32	12.47	—	1.45	1.40

Class N (Inception 2/1/13)	55.15	9.93	—	10.40	0.85	0.85

Comparative Performance
Russell 2000® Value Index[1]	63.92	11.03	13.22	10.39
Russell 2000® Index[2]	47.68	13.45	14.63	12.19

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

[2]	Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe.

[3]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[4]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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LOOMIS SAYLES SMALL/MID CAP GROWTH FUND

Managers	Symbols

Mark F. Burns, CFA®	Institutional Class	LSMIX

John J. Slavik, CFA®	Class N	LSMNX

Investment Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

The one-year period ending September 30, 2021 was very strong for the overall market, although punctuated by choppiness and volatility. Markets rallied sharply during the fourth quarter of 2020 as Covid-19 vaccines received emergency use authorization approval and uncertainty about the US presidential election resolved itself. Lower-quality stocks, as well as stocks that are more sensitive to market movements, led the market higher. At the beginning of 2021, the market steadied, but the spring months brought new concerns, including heightened valuations, challenging year-over-year comparisons on economic data, and the rise of the Delta variant. This produced a greater degree of choppiness in the market, which persisted through the end of the period.

Performance Results

For the 12 months ended September 30, 2021, Institutional Class shares of the Loomis Sayles Small/Mid Cap Growth Fund returned 30.00% at net asset value. The Fund underperformed its benchmark, the Russell 2500™ Growth Index, which returned 31.98%.

Explanation of Fund Performance

Given our strategy’s high quality focus, the early part of the period was very challenging on a relative basis. Since then, however, the Fund has performed well on a relative basis.

Among contributors to the Fund’s relative performance were stock selection in the industrials and financials sectors, as well as relative positioning in the communications services and materials sectors. By contrast, stock selection in the information technology, healthcare, and consumer discretionary sectors detracted from relative performance.

The Fund’s top contributors to relative performance at the individual stock level were power generation equipment manufacturer Generac Holdings Inc., alternative asset manager Ares Management Corp. and digital engineering and software development provider EPAM Systems Inc. Generac had very positive absolute performance over the 12-month period, although some of its industry peers were exceptionally strong and actually outperformed the company. Ares Management’s focus on private credit asset investment solutions for clients outperformed during the past year, benefiting from strong inflows from new and existing clients. Ares also made several strategic acquisitions that expanded its total addressable market by adding investment capabilities and distribution. EPAM Systems saw organic growth reaccelerate as it made very strong market share gains within the massive global IT services market. EPAM has augmented its world-class engineering and development capability with improving consulting expertise to capture greater wallet share among clients of all sizes, and its industry has spurred positive revisions to earnings estimates and multiple expansion that in turn have helped push the stock higher.

Conversely, the largest detractors from relative performance among individual stocks were biotech company Acadia Pharmaceuticals Inc., home-health services company LHC Group Inc. and biopharmaceutical developer Global Blood Therapeutics Inc. Acadia’s application with the US Food and Drug Administration to extend use of its approved psychiatric medicine into adjacent populations was rejected, and the resulting reduction in expected revenues drove the stock down. With LHC Group, later-than-usual referrals due to Covid-19 weighed on its hospice business, and the slowdown in hospital discharges hurt its home-health segment. LHC Group has also seen costs rise as a result of the nationwide shortage of nursing professionals. Global Blood Therapeutics faced challenges to its sickle cell disease drug launch from Covid-19, resulting in lower expectations and underperformance from the stock.

Outlook

As market correlations fall, we see investors placing greater importance on company-specific fundamentals. This, in turn, should lead to earnings growth becoming the primary driver of stock returns.

The economic outlook is still generally positive. However, uncertainties remain, including more difficult growth comparisons for companies in the coming quarters, continued supply chain disruptions, lingering concerns about Covid-19 variants, and ongoing fiscal and monetary policy uncertainty from Washington and the US Federal Reserve.

Despite these uncertainties, we remain focused on the underlying business fundamentals of our companies. Uncertainty drives markets, and with market correlations low, earnings growth increasing in importance, and small-cap stocks looking ready to catch up to their large-cap counterparts, we believe that the Fund is well positioned for the future.

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LOOMIS SAYLES SMALL/MID CAP GROWTH FUND

Top Ten Holdings as of September 30, 2021

Security name		% of Net Assets
1	SiteOne Landscape Supply, Inc.	2.20%
2	Paylocity Holding Corp.	2.10
3	Axon Enterprise, Inc.	1.93
4	Insulet Corp.	1.91
5	Catalent, Inc.	1.67
6	Floor & Decor Holdings, Inc., Class A	1.67
7	POOL CORP.	1.63
8	Tetra Tech, Inc.	1.60
9	Acadia Healthcare Co., Inc.	1.53
10	Syneos Health, Inc.	1.53

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

Hypothetical Growth of $100,000 Investment in Institutional Class Shares2

June 30, 2015 (inception) through September 30, 2021

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Average Annual Total Returns — September 30, 20212

			Life of	Life of	Expense Ratios[3]
	1 Year	5 Years	Class I	Class N	Gross	Net

Institutional Class (Inception 6/30/15)	30.00%	19.28%	14.64%	—%	1.21%	0.85%

Class N (Inception 10/1/19)	30.08	—	—	26.02	107.49	0.83

Comparative Performance
Russell 2500TM Growth Index[1]	31.98	18.21	14.03	28.53

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	The Russell 2500™ Growth Index measures the performance of the small-to-mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500TM Growth Index is constructed to provide a comprehensive and unbiased barometer of the small-to-mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-to-mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Indices are unmanaged.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge upon request, by calling Loomis Sayles at 800-633-3330; on the Funds’ website, at www.loomissayles.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and the SEC’s website.

Quarterly Portfolio Schedules

The Loomis Sayles Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. First and third quarter schedules of portfolio holdings are also available at loomissayles.com. A hard copy may be requested from the Fund at no charge by calling 800-633-3330.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Fund shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2021 through September 30, 2021. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

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Loomis Sayles Small Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2021	Ending Account Value 9/30/2021	Expenses Paid During Period* 4/1/2021 – 9/30/2021
Actual	$1,000.00	$1,015.50	$4.65
Hypothetical (5% return before expenses)	$1,000.00	$1,020.46	$4.66

Retail Class
Actual	$1,000.00	$1,014.20	$5.91
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.92

Class N
Actual	$1,000.00	$1,015.90	$4.09
Hypothetical (5% return before expenses)	$1,000.00	$1,021.01	$4.10

* Expenses are equal to the Fund’s annualized expense ratio: 0.92%, 1.17% and 0.81% for Institutional Class, Retail Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Small Cap Value Fund

Institutional Class	Beginning Account Value 4/1/2021	Ending Account Value 9/30/2021	Expenses Paid During Period* 4/1/2021 – 9/30/2021
Actual	$1,000.00	$1,038.60	$4.60
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56

Retail Class
Actual	$1,000.00	$1,037.10	$5.87
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82

Admin Class
Actual	$1,000.00	$1,035.90	$7.15
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08

Class N
Actual	$1,000.00	$1,038.50	$4.34
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31

* Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.90%, 1.15%, 1.40% and 0.85% for Institutional Class, Retail Class, Admin Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Small/Mid Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2021	Ending Account Value 9/30/2021	Expenses Paid During Period* 4/1/2021 – 9/30/2021
Actual	$1,000.00	$1,074.70	$4.32
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.20

Class N
Actual	$1,000.00	$1,074.60	$4.32
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.20

* Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) 0.83% and 0.83% for Institutional Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. This meeting typically includes all the Independent Trustees, including the Trustees who do not serve on the Contract Review Committee. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements at its June Board Meeting.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ advisory fees to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense limitations and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (ii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iii) the allocation of the Funds’ brokerage, if any, including, to the extent applicable, the use of “soft” commission dollars to pay for research and other similar services, (iv) each Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting, liquidity and valuation, (v) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (vi) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and expense differentials against each Fund’s peer group/category of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent Board or Committee presentations and reviews. In addition, the Trustees are periodically provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings, both at the Board and at the Committee level.

The Board most recently approved the continuation of the Agreements for a one-year period at its meeting held in June 2021. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates. The Trustees also considered their experience with other funds advised or sub-advised by the Adviser as well as the affiliation between the Adviser and Natixis Investment Managers, LLC, whose affiliates provide investment advisory services to other funds in the Natixis family of funds.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the benefits to the Funds from the monitoring and oversight services provided by Natixis Advisors, LLC (“Natixis Advisors”). They also considered the administrative and shareholder services provided by Natixis Advisors and its affiliates to the Funds. They also took into consideration increases in the services provided resulting from new regulatory requirements.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees reviewed data prepared by an independent

13  |

third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that measured the performance of the Funds on a risk adjusted basis.

The Board noted that, through December 31, 2020, each Fund’s one-, three- and five-year performance, stated as percentile rankings within categories selected by the independent third-party data provider was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year	Five-Year
Loomis Sayles Small Cap Growth Fund	56%	45%	47%
Loomis Sayles Small Cap Value Fund	80%	87%	81%
Loomis Sayles Small/Mid Cap Growth Fund	64%	65%	50%

In the case of each Fund that had performance that lagged that of a relevant category median as determined by the independent third party for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s performance over the five- and ten-year periods has been stronger; and (3) that the Adviser’s investment strategy is expected to result in cyclical underperformance from time to time, but that this style of investing is showing improved performance generally, which is expected to help the Fund’s performance. The Board also considered information about the Funds’ more recent performance, including how that performance had been impacted by the Covid-19 crisis.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and administrative services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets, the greater regulatory costs associated with the management of such assets, and the entrepreneurial, regulatory and other risks associated with sponsoring and managing mutual funds. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had demonstrated its intention to have competitive fee levels by making recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense limitations for various funds in the fund family. They noted that all of the Funds have expense limitations in place, and they considered the amounts waived or reimbursed by the Adviser for certain Funds under their respective expense limitation agreements. The Trustees also considered that Loomis Sayles Small Cap Growth Fund’s current expenses are below its expense limitation. The Trustees noted that the Funds had total advisory fee rates that were at or below the medians of their respective peer groups of funds.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about how expenses are determined and allocated for purposes of profitability calculations. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense limitations with respect to such Funds and the overall profit margin of Natixis Investment Managers, LLC compared to that of certain other investment managers for which such data was available.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense limitations. The Trustees also considered management’s explanation of the factors that are taken into account with respect to the implementation of breakpoints in investment advisory fees or expense limitations. With respect to economies of scale, the Trustees noted that although none of

|  14

the Funds’ management fees were subject to breakpoints, each of the Funds was subject to an expense limitation. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above. The Trustees also considered that the Funds have benefitted from the substantial reinvestment the Adviser has made into its business.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•

The effect of recent market and economic events, including but not limited to the Covid-19 crisis and its significant disruptions to the economy and business operations, on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2022.

15  |

LIQUIDITY RISK MANAGEMENT PROGRAM

Annual Report for the Period Commencing on January 1, 2020 and ending December 31, 2020 (including updates through September 30, 2021)

Effective December 1, 2018, the Funds adopted a liquidity risk management program (the “Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Rule”). The Rule requires registered open-end funds, including mutual funds and exchange-traded funds to establish liquidity risk management programs in order to effectively manage fund liquidity and mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the Funds to assess, manage and review their liquidity risk considering applicable factors during normal and foreseeable stressed conditions. In fulfilling this requirement, each Fund assesses and reviews (where applicable and amongst other matters) its investment strategy, portfolio holdings, possible investment concentrations, use of derivatives, short-term and long-term cash flow projections, use of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Each Program has established a Program Administrator, which is the adviser of the Fund.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

Each Fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. If a Fund does not hold a majority of highly liquid investments in its portfolio, then the Fund is required to establish a highly liquid investment minimum (“HLIM”). None of the Funds has established an HLIM.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material events that impacted the operation of the Funds’ Programs. During the period, the Funds held sufficient liquid assets to meet redemptions on a timely basis and did not have any illiquid security violations during the period.

During the period January 1, 2021 through September 30, 2021, the Funds held sufficient liquid assets to meet redemptions on a timely basis and did not have any illiquid security violations.

Annual Program Assessment and Conclusion

In the opinion of the Program Administrators, the Program of each Fund approved by the Funds’ Board has been implemented effectively. The Program Administrator has also monitored, assessed and managed each Fund’s liquidity risk regularly and has determined that the Program is operating effectively.

Pursuant to the Rule’s requirements, the Board has received and reviewed a written report prepared by each Fund’s Program Administrator that addressed the operation of the Program, assessed its adequacy and effectiveness and described any material changes made to the Program.

|  16

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Small Cap Growth Fund

Shares	Description	Value (†)

Common Stocks – 96.8% of Net Assets

	Aerospace & Defense – 2.4%
285,129	AeroVironment, Inc.(a)	$24,612,335
1,423,894	Kratos Defense & Security Solutions, Inc.(a)	31,767,075
242,980	Mercury Systems, Inc.(a)	11,522,112

		67,901,522

	Air Freight & Logistics – 1.1%
470,199	HUB Group, Inc., Class A(a)	32,326,181

	Auto Components – 4.9%
298,068	Dorman Products, Inc.(a)	28,218,098
240,715	Fox Factory Holding Corp.(a)	34,792,946
358,917	Gentherm, Inc.(a)	29,047,153
378,966	Patrick Industries, Inc.	31,567,868
834,273	Stoneridge, Inc.(a)	17,010,826

		140,636,891

	Banks – 2.7%
495,069	Ameris Bancorp	25,684,179
1,131,275	Bancorp, Inc. (The)(a)	28,790,949
314,079	Lakeland Financial Corp.	22,374,988

		76,850,116

	Beverages – 0.7%
1,375,051	Primo Water Corp.	21,615,802

	Biotechnology – 6.8%
226,611	Blueprint Medicines Corp.(a)	23,297,877
805,376	Halozyme Therapeutics, Inc.(a)	32,762,695
720,442	Insmed, Inc.(a)	19,840,973
262,631	Natera, Inc.(a)	29,267,598
457,732	PTC Therapeutics, Inc.(a)	17,032,208
662,802	Replimune Group, Inc.(a)	19,645,451
324,179	SpringWorks Therapeutics, Inc.(a)	20,565,916
914,075	Sutro Biopharma, Inc.(a)	17,266,877
539,115	Xencor, Inc.(a)	17,607,496

		197,287,091

	Building Products – 2.3%
375,010	Advanced Drainage Systems, Inc.	40,564,832
397,681	UFP Industries, Inc.	27,034,354

		67,599,186

	Capital Markets – 3.4%
278,998	AssetMark Financial Holdings, Inc.(a)	6,938,680
537,150	Focus Financial Partners, Inc., Class A(a)	28,130,546
361,131	Hamilton Lane, Inc., Class A	30,631,131
411,722	PJT Partners, Inc., Class A	32,571,328

		98,271,685

	Commercial Services & Supplies – 1.5%
580,049	Casella Waste Systems, Inc., Class A(a)	44,048,921

	Communications Equipment – 1.2%
396,680	Calix, Inc.(a)	19,607,892
428,447	Radware Ltd.(a)	14,447,233

		34,055,125

	Construction & Engineering – 1.4%
1,265,826	WillScot Mobile Mini Holdings Corp.(a)	$40,152,001

	Containers & Packaging – 0.7%
755,871	Ranpak Holdings Corp.(a)	20,272,460

	Diversified Consumer Services – 0.9%
647,542	Frontdoor, Inc.(a)	27,132,010

	Electronic Equipment, Instruments & Components – 4.0%
248,889	Advanced Energy Industries, Inc.	21,840,010
351,456	Itron, Inc.(a)	26,580,617
748,024	nLight, Inc.(a)	21,086,797
295,153	Novanta, Inc.(a)	45,601,138

		115,108,562

	Energy Equipment & Services – 0.9%
721,178	Cactus, Inc., Class A	27,202,834

	Food Products – 2.3%
246,367	Freshpet, Inc.(a)	35,154,107
872,404	Simply Good Foods Co. (The)(a)	30,089,214

		65,243,321

	Health Care Equipment & Supplies – 8.2%
516,751	AtriCure, Inc.(a)	35,940,032
572,122	Axonics, Inc.(a)	37,239,421
210,524	CONMED Corp.	27,542,855
515,688	CryoPort, Inc.(a)	34,298,409
272,243	Inogen, Inc.(a)	11,730,951
472,455	Merit Medical Systems, Inc.(a)	33,922,269
462,546	NuVasive, Inc.(a)	27,683,378
211,264	STAAR Surgical Co.(a)	27,153,762

		235,511,077

	Health Care Providers & Services – 3.9%
175,787	Ensign Group, Inc. (The)	13,164,689
510,224	HealthEquity, Inc.(a)	33,042,106
193,854	LHC Group, Inc.(a)	30,417,631
99,057	ModivCare, Inc.(a)	17,990,732
719,177	Option Care Health, Inc.(a)	17,447,234

		112,062,392

	Health Care Technology – 3.2%
924,710	Evolent Health, Inc., Class A(a)	28,666,010
153,172	Inspire Medical Systems, Inc.(a)	35,670,695
454,154	Phreesia, Inc.(a)	28,021,302

		92,358,007

	Hotels, Restaurants & Leisure – 4.0%
438,300	Chuy’s Holdings, Inc.(a)	13,819,599
275,017	Papa John’s International, Inc.	34,924,409
316,253	Texas Roadhouse, Inc.	28,883,386
224,862	Wingstop, Inc.	36,861,628

		114,489,022

	Household Durables – 0.9%
237,931	Installed Building Products, Inc.	25,494,307

	Insurance – 0.8%
658,430	BRP Group, Inc., Class A(a)	21,919,135

	Internet & Direct Marketing Retail – 1.7%
426,865	Shutterstock, Inc.	48,372,342

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	IT Services – 3.4%
742,108	EVERTEC, Inc.	$33,929,178
189,775	Perficient, Inc.(a)	21,956,967
502,995	WNS Holdings Ltd., ADR(a)	41,144,991

		97,031,136

	Leisure Products – 0.9%
361,715	Malibu Boats, Inc., Class A(a)	25,312,816

	Life Sciences Tools & Services – 1.4%
54,420	Medpace Holdings, Inc.(a)	10,300,618
595,435	NeoGenomics, Inc.(a)	28,723,784

		39,024,402

	Machinery – 5.8%
343,296	Albany International Corp., Class A	26,389,164
279,839	Helios Technologies, Inc.	22,977,580
433,986	Kornit Digital Ltd.(a)	62,815,134
148,276	RBC Bearings, Inc.(a)	31,464,167
622,019	Shyft Group, Inc. (The)	23,642,942

		167,288,987

	Media – 1.2%
429,324	TechTarget, Inc.(a)	35,384,884

	Personal Products – 0.7%
685,943	elf Beauty, Inc.(a)	19,926,644

	Pharmaceuticals – 1.6%
488,541	Pacira BioSciences, Inc.(a)	27,358,296
712,937	Supernus Pharmaceuticals, Inc.(a)	19,014,030

		46,372,326

	Professional Services – 1.3%
935,585	KBR, Inc.	36,862,049

	Semiconductors & Semiconductor Equipment – 6.1%
674,353	MACOM Technology Solutions Holdings, Inc.(a)	43,745,279
805,596	MaxLinear, Inc.(a)	39,675,603
1,448,606	Rambus, Inc.(a)	32,159,053
233,489	Silicon Laboratories, Inc.(a)	32,725,818
415,335	Silicon Motion Technology Corp., ADR	28,649,809

		176,955,562

	Software – 6.4%
264,782	Blackline, Inc.(a)	31,260,163
400,299	Envestnet, Inc.(a)	32,119,992
336,535	Q2 Holdings, Inc.(a)	26,969,915
475,485	Rapid7, Inc.(a)	53,739,314
679,598	Varonis Systems, Inc.(a)	41,353,538

		185,442,922

	Specialty Retail – 2.5%
364,512	Boot Barn Holdings, Inc.(a)	32,394,181
705,011	National Vision Holdings, Inc.(a)	40,023,475

		72,417,656

	Technology Hardware, Storage & Peripherals – 0.8%
920,081	Pure Storage, Inc., Class A(a)	23,149,238

	Textiles, Apparel & Luxury Goods – 1.8%
324,224	Columbia Sportswear Co.	31,073,628
231,170	Oxford Industries, Inc.	20,844,599

		51,918,227

	Trading Companies & Distributors – 3.0%
373,022	McGrath RentCorp	$26,838,933
294,687	SiteOne Landscape Supply, Inc.(a)	58,781,216

		85,620,149

	Total Common Stocks

	(Identified Cost $2,026,920,760)	2,788,616,988

Principal Amount

Short-Term Investments – 3.9%
$110,757,237	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2021 at 0.000% to be repurchased at $110,757,237 on 10/01/2021 collateralized by $113,557,900 U.S.Treasury Note, 1.250% due 9/30/2028 valued at $112,972,396 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $110,757,237)	110,757,237

	Total Investments – 100.7%

	(Identified Cost $2,137,677,997)	2,899,374,225

	Other assets less liabilities—(0.7)%	(19,431,158)

	Net Assets – 100.0%	$2,879,943,067

(†)	See Note 2 of Notes to Financial Statements.

(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at September 30, 2021

Health Care Equipment & Supplies	8.2%
Biotechnology	6.8
Software	6.4
Semiconductors & Semiconductor Equipment	6.1
Machinery	5.8
Auto Components	4.9
Electronic Equipment, Instruments & Components	4.0
Hotels, Restaurants & Leisure	4.0
Health Care Providers & Services	3.9
Capital Markets	3.4
IT Services	3.4
Health Care Technology	3.2
Trading Companies & Distributors	3.0
Banks	2.7
Specialty Retail	2.5
Aerospace & Defense	2.4
Building Products	2.3
Food Products	2.3
Other Investments, less than 2% each	21.5
Short-Term Investments	3.9

Total Investments	100.7
Other assets less liabilities	(0.7)

Net Assets	100.0%

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Small Cap Value Fund

Shares	Description	Value (†)

Common Stocks – 98.1% of Net Assets

	Auto Components – 3.4%
319,113	Dana, Inc.	$7,097,073
230,509	Garrett Motion, Inc.(a)	1,698,852
217,043	Goodyear Tire & Rubber Co. (The)(a)	3,841,661
40,937	LCI Industries	5,511,348
177,706	Modine Manufacturing Co.(a)	2,013,409

		20,162,343

	Banks – 13.7%
128,529	Ameris Bancorp	6,668,085
150,850	Atlantic Union Bankshares Corp.	5,558,822
182,586	BancorpSouth Bank	5,437,411
119,078	Bryn Mawr Bank Corp.	5,471,634
181,713	CVB Financial Corp.	3,701,494
275,568	Home BancShares, Inc.	6,484,115
255,850	OceanFirst Financial Corp.	5,477,749
78,320	Pinnacle Financial Partners, Inc.	7,368,346
107,551	Popular, Inc.	8,353,486
66,748	Prosperity Bancshares, Inc.	4,747,785
57,412	SouthState Corp.	4,286,954
99,805	Triumph Bancorp, Inc.(a)	9,993,475
96,185	Wintrust Financial Corp.	7,730,388

		81,279,744

	Beverages – 0.4%
141,677	Primo Water Corp.	2,227,162

	Biotechnology – 0.8%
26,739	United Therapeutics Corp.(a)	4,935,484

	Building Products – 2.0%
32,080	Armstrong World Industries, Inc.	3,062,678
176,947	Quanex Building Products Corp.	3,788,435
72,186	UFP Industries, Inc.	4,907,204

		11,758,317

	Capital Markets – 2.0%
130,858	Donnelley Financial Solutions, Inc.(a)	4,530,304
103,405	Stifel Financial Corp.	7,027,404

		11,557,708

	Chemicals – 2.5%
37,204	Ashland Global Holdings, Inc.	3,315,620
76,932	Cabot Corp.	3,855,832
31,072	Ingevity Corp.(a)	2,217,609
179,393	Valvoline, Inc.	5,593,474

		14,982,535

	Commercial Services & Supplies – 2.9%
59,236	Clean Harbors, Inc.(a)	6,152,843
89,131	IAA, Inc.(a)	4,863,879
242,300	KAR Auction Services, Inc.(a)	3,971,297
43,092	VSE Corp.	2,075,742

		17,063,761

	Communications Equipment – 0.8%
297,674	Viavi Solutions, Inc.(a)	4,685,389

	Construction & Engineering – 2.0%
96,870	AECOM(a)	6,117,340
120,156	Arcosa, Inc.	6,028,227

		12,145,567

	Consumer Finance – 0.7%
94,994	PROG Holdings, Inc.	$3,990,698

	Containers & Packaging – 0.6%
117,548	TriMas Corp.(a)	3,803,853

	Diversified Consumer Services – 1.3%
99,437	Frontdoor, Inc.(a)	4,166,410
259,010	Houghton Mifflin Harcourt Co.(a)	3,478,504

		7,644,914

	Diversified Financial Services – 0.7%
132,315	Cannae Holdings, Inc.(a)	4,116,320

	Diversified Telecommunication Services – 0.5%
110,049	Frontier Communications Parent, Inc.(a)	3,067,066

	Electric Utilities – 0.7%
72,343	ALLETE, Inc.	4,305,855

	Electrical Equipment – 2.0%
52,846	Atkore, Inc.(a)	4,593,374
35,203	AZZ, Inc.	1,872,800
230,123	Vertiv Holdings Co.	5,543,663

		12,009,837

	Electronic Equipment, Instruments & Components – 5.0%
38,303	Advanced Energy Industries, Inc.	3,361,088
130,581	Kimball Electronics, Inc.(a)	3,365,072
12,733	Littelfuse, Inc.	3,479,547
151,773	Methode Electronics, Inc.	6,382,055
31,859	SYNNEX Corp.	3,316,522
355,177	TTM Technologies, Inc.(a)	4,464,575
164,562	Vontier Corp.	5,529,283

		29,898,142

	Energy Equipment & Services – 1.9%
348,478	ChampionX Corp.(a)	7,791,968
87,531	DMC Global, Inc.(a)	3,230,769

		11,022,737

	Entertainment – 0.5%
113,210	Liberty Media Corp.-Liberty Braves, Class C(a)	2,991,008

	Food Products – 3.6%
42,662	Darling Ingredients, Inc.(a)	3,067,398
331,026	Dole PLC(a)	5,614,201
18,218	J&J Snack Foods Corp.	2,784,075
244,381	Nomad Foods Ltd.(a)	6,735,140
288,696	Whole Earth Brands, Inc.(a)	3,334,439

		21,535,253

	Health Care Equipment & Supplies – 3.2%
30,936	CONMED Corp.	4,047,357
66,525	Inmode Ltd.(a)	10,607,411
157,238	Lantheus Holdings, Inc.(a)	4,037,872

		18,692,640

	Health Care Providers & Services – 0.4%
20,633	AMN Healthcare Services, Inc.(a)	2,367,637

	Health Care Technology – 0.8%
344,378	Allscripts Healthcare Solutions, Inc.(a)	4,604,334

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Hotels, Restaurants & Leisure – 2.4%
25,437	Churchill Downs, Inc.	$6,106,915
14,794	Cracker Barrel Old Country Store, Inc.	2,068,793
38,857	Marriott Vacations Worldwide Corp.	6,113,372

		14,289,080

	Household Durables – 2.1%
19,689	Helen of Troy Ltd.(a)	4,423,725
106,882	KB Home	4,159,847
59,915	Skyline Champion Corp.(a)	3,598,495

		12,182,067

	Household Products – 1.0%
60,466	Spectrum Brands Holdings, Inc.	5,784,782

	Independent Power & Renewable Electricity Producers – 1.1%
88,036	NextEra Energy Partners LP	6,634,393

	Insurance – 1.9%
118,835	Employers Holdings, Inc.	4,692,794
95,581	First American Financial Corp.	6,408,706

		11,101,500

	Internet & Direct Marketing Retail – 0.8%
437,044	Qurate Retail, Inc., Class A	4,453,478

	IT Services – 4.8%
51,461	Concentrix Corp.(a)	9,108,597
78,836	CSG Systems International, Inc.	3,799,895
32,352	Euronet Worldwide, Inc.(a)	4,117,763
180,807	International Money Express, Inc.(a)	3,019,477
208,244	Unisys Corp.(a)	5,235,254
18,839	WEX, Inc.(a)	3,318,301

		28,599,287

	Leisure Products – 1.0%
63,310	Brunswick Corp.	6,031,544

	Machinery – 6.3%
43,456	Alamo Group, Inc.	6,063,416
58,355	Albany International Corp., Class A	4,485,749
116,644	Altra Industrial Motion Corp.	6,456,245
126,859	Columbus McKinnon Corp.	6,133,633
20,993	John Bean Technologies Corp.	2,950,566
38,902	Kadant, Inc.	7,939,898
103,261	Miller Industries, Inc.	3,515,004

		37,544,511

	Marine – 1.3%
390,577	Genco Shipping & Trading Ltd.	7,862,315

	Media – 2.0%
207,501	Gray Television, Inc.	4,735,173
58,348	John Wiley & Sons, Inc., Class A	3,046,349
62,218	Scholastic Corp.	2,218,071
68,473	Thryv Holdings, Inc.(a)	2,056,929

		12,056,522

	Metals & Mining – 0.7%
130,911	Arconic Corp.(a)	4,128,933

	Multi-Utilities – 1.6%
210,891	MDU Resources Group, Inc.	6,257,136

	Multi-Utilities – continued
60,243	NorthWestern Corp.	$3,451,924

		9,709,060

	Pharmaceuticals – 1.2%
23,015	Catalent, Inc.(a)	3,062,606
152,530	Supernus Pharmaceuticals, Inc.(a)	4,067,975

		7,130,581

	Professional Services – 3.0%
43,267	Insperity, Inc.	4,791,387
103,185	Korn Ferry	7,466,467
63,089	Science Applications International Corp.	5,397,895

		17,655,749

	REITs – Single Tenant – 0.8%
67,391	Agree Realty Corp.	4,463,306

	REITs – Storage – 0.8%
92,678	CubeSmart	4,490,249

	REITs – Warehouse/Industrials – 1.7%
77,993	Rexford Industrial Realty, Inc.	4,426,103
140,795	STAG Industrial, Inc.	5,526,203

		9,952,306

	Semiconductors & Semiconductor Equipment – 1.9%
206,425	Rambus, Inc.(a)	4,582,635
216,090	Tower Semiconductor Ltd.(a)	6,461,091

		11,043,726

	Software – 0.4%
85,938	ACI Worldwide, Inc.(a)	2,640,875

	Specialty Retail – 1.4%
171,975	Aaron’s Co., Inc. (The)	4,736,192
121,509	Urban Outfitters, Inc.(a)	3,607,602

		8,343,794

	Thrifts & Mortgage Finance – 2.1%
42,908	Federal Agricultural Mortgage Corp., Class C	4,656,376
146,774	Meta Financial Group, Inc.	7,702,700

		12,359,076

	Tobacco – 0.6%
69,041	Turning Point Brands, Inc.	3,296,708

	Trading Companies & Distributors – 3.6%
200,693	Alta Equipment Group, Inc.(a)	2,755,515
87,675	Herc Holdings, Inc.(a)	14,331,356
60,235	McGrath RentCorp	4,333,908

		21,420,779

	Water Utilities – 0.4%
195,915	Pure Cycle Corp.(a)	2,607,629

	Wireless Telecommunication Services – 0.8%
141,524	United States Cellular Corp.(a)	4,513,200

	Total Common Stocks

	(Identified Cost $374,791,318)	581,143,754

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Other Investments – 0.0%

	Metals & Mining – 0.0%
507,316	Ferroglobe R&W Trust(a)(b)(c)(d) (Identified Cost $0)	$—

Principal Amount

Short-Term Investments – 1.9%

$11,208,671	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2021 at 0.000% to be repurchased at $11,208,671 on 10/01/2021 collateralized by $10,212,400 U.S. Treasury Inflation Indexed Note, 0.125% due 7/15/2031 valued at $11,432,910 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $11,208,671)	11,208,671

	Total Investments – 100.0%

	(Identified Cost $385,999,989)	592,352,425

	Other assets less liabilities—0.0%	290,436

	Net Assets – 100.0%	$592,642,861

(†)	See Note 2 of Notes to Financial Statements.

(a)	Non-income producing security.

(b)	Illiquid security. (Unaudited)

(c)	Security classified as fair valued pursuant to the Fund’s pricing policies and procedures.

(d)	Security subject to restrictions on resale. This security was acquired on November 29, 2016 at a cost of $0.

REITs	Real Estate Investment Trusts

Industry Summary at September 30, 2021

Banks	13.7%
Machinery	6.3
Electronic Equipment, Instruments & Components	5.0
IT Services	4.8
Food Products	3.6
Trading Companies & Distributors	3.6
Auto Components	3.4
Health Care Equipment & Supplies	3.2
Professional Services	3.0
Commercial Services & Supplies	2.9
Chemicals	2.5
Hotels, Restaurants & Leisure	2.4
Thrifts & Mortgage Finance	2.1
Household Durables	2.1
Construction & Engineering	2.0
Media	2.0
Electrical Equipment	2.0
Building Products	2.0
Capital Markets	2.0
Other Investments, less than 2% each	29.5
Short-Term Investments	1.9

Total Investments	100.0
Other assets less liabilities	0.0 *

Net Assets	100.0%

* Less than 0.1%

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Small/Mid Cap Growth Fund

Shares	Description	Value (†)

Common Stocks – 97.0% of Net Assets

	Aerospace & Defense – 4.3%
8,820	Axon Enterprise, Inc.(a)	$1,543,677
7,152	HEICO Corp.	943,134
15,310	Hexcel Corp.(a)	909,261

		3,396,072

	Auto Components – 2.2%
5,889	Fox Factory Holding Corp.(a)	851,196
6,441	LCI Industries	867,152

		1,718,348

	Banks – 1.8%
11,902	Glacier Bancorp, Inc.	658,776
18,512	Pacific Premier Bancorp, Inc.	767,137

		1,425,913

	Biotechnology – 6.9%
2,832	Acceleron Pharma, Inc.(a)	487,387
2,125	Argenx SE, ADR(a)	641,750
12,248	BridgeBio Pharma, Inc.(a)	574,064
17,607	Halozyme Therapeutics, Inc.(a)	716,253
10,227	Horizon Therapeutics PLC(a)	1,120,265
8,117	Neurocrine Biosciences, Inc.(a)	778,501
15,137	PTC Therapeutics, Inc.(a)	563,248
19,633	Xencor, Inc.(a)	641,214

		5,522,682

	Building Products – 3.8%
10,104	Advanced Drainage Systems, Inc.	1,092,950
25,066	AZEK Co., Inc. (The)(a)	915,661
9,699	Trex Co., Inc.(a)	988,619

		2,997,230

	Capital Markets – 3.8%
15,854	Ares Management Corp., Class A	1,170,501
8,487	Hamilton Lane, Inc., Class A	719,867
4,352	Morningstar, Inc.	1,127,299

		3,017,667

	Commercial Services & Supplies – 1.6%
8,533	Tetra Tech, Inc.	1,274,318

	Communications Equipment – 1.1%
17,267	Ciena Corp.(a)	886,660

	Distributors – 1.6%
2,988	POOL CORP.	1,298,017

	Diversified Consumer Services – 0.9%
10,612	Chegg, Inc.(a)	721,828

	Electrical Equipment – 0.7%
1,368	Generac Holdings, Inc.(a)	559,061

	Electronic Equipment, Instruments & Components – 2.3%
8,774	Advanced Energy Industries, Inc.	769,918
12,723	Trimble, Inc.(a)	1,046,467

		1,816,385

	Food & Staples Retailing – 1.8%
12,273	BJ’s Wholesale Club Holdings, Inc.(a)	674,033
4,265	Casey’s General Stores, Inc.	803,739

		1,477,772

	Food Products – 2.3%
6,369	Freshpet, Inc.(a)	$908,793
25,795	Simply Good Foods Co. (The)(a)	889,669

		1,798,462

	Health Care Equipment & Supplies – 6.1%
21,811	AngioDynamics, Inc.(a)	565,777
10,671	Axonics, Inc.(a)	694,575
7,064	CONMED Corp.	924,183
15,139	Globus Medical, Inc., Class A(a)	1,159,950
5,367	Insulet Corp.(a)	1,525,463

		4,869,948

	Health Care Providers & Services – 3.9%
19,132	Acadia Healthcare Co., Inc.(a)	1,220,239
7,399	Encompass Health Corp.	555,221
4,939	LHC Group, Inc.(a)	774,978
26,682	R1 RCM, Inc.(a)	587,271

		3,137,709

	Hotels, Restaurants & Leisure – 2.2%
2,821	Churchill Downs, Inc.	677,265
11,563	Texas Roadhouse, Inc.	1,056,049

		1,733,314

	Household Durables – 1.4%
4,947	Helen of Troy Ltd.(a)	1,111,492

	IT Services – 2.4%
6,122	Broadridge Financial Solutions, Inc.	1,020,170
6,761	Endava PLC, Sponsored ADR(a)	918,482

		1,938,652

	Leisure Products – 1.3%
10,883	Brunswick Corp.	1,036,823

	Life Sciences Tools & Services – 5.4%
2,272	Bio-Techne Corp.	1,100,943
2,407	Charles River Laboratories International, Inc.(a)	993,297
3,835	ICON PLC(a)	1,004,847
13,920	Syneos Health, Inc.(a)	1,217,721

		4,316,808

	Machinery – 4.6%
8,698	ESCO Technologies, Inc.	669,746
20,123	Ingersoll Rand, Inc.(a)	1,014,401
4,806	John Bean Technologies Corp.	675,483
4,923	Kornit Digital Ltd.(a)	712,555
2,770	RBC Bearings, Inc.(a)	587,794

		3,659,979

	Personal Products – 0.8%
21,304	BellRing Brands, Inc., Class A(a)	655,098

	Pharmaceuticals – 2.3%
10,019	Catalent, Inc.(a)	1,333,228
9,383	Pacira BioSciences, Inc.(a)	525,448

		1,858,676

	Professional Services – 1.1%
22,700	KBR, Inc.	894,380

	Road & Rail – 1.2%
6,297	Landstar System, Inc.	993,793

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Small/Mid Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Semiconductors & Semiconductor Equipment – 8.1%
7,007	MKS Instruments, Inc.	$1,057,426
2,469	Monolithic Power Systems, Inc.	1,196,675
10,824	Nova Ltd.(a)	1,107,187
14,923	Semtech Corp.(a)	1,163,546
6,979	Silicon Laboratories, Inc.(a)	978,177
5,365	Synaptics, Inc.(a)	964,252

		6,467,263

	Software – 12.3%
6,031	Avalara, Inc.(a)	1,054,038
9,097	Black Knight, Inc.(a)	654,984
9,075	Blackline, Inc.(a)	1,071,395
5,614	Five9, Inc.(a)	896,780
5,962	Paylocity Holding Corp.(a)	1,671,745
6,703	Pegasystems, Inc.	851,951
10,388	Q2 Holdings, Inc.(a)	832,494
8,147	Rapid7, Inc.(a)	920,774
13,203	Smartsheet, Inc., Class A(a)	908,631
2,060	Tyler Technologies, Inc.(a)	944,819

		9,807,611

	Specialty Retail – 2.4%
3,258	Five Below, Inc.(a)	576,047
11,019	Floor & Decor Holdings, Inc., Class A(a)	1,330,985

		1,907,032

	Technology Hardware, Storage & Peripherals – 1.0%
31,927	Pure Storage, Inc., Class A(a)	803,283

	Textiles, Apparel & Luxury Goods – 2.0%
7,790	Columbia Sportswear Co.	746,594
19,550	Skechers U.S.A., Inc., Class A(a)	823,446

		1,570,040

	Thrifts & Mortgage Finance – 1.2%
18,214	Axos Financial, Inc.(a)	938,750

	Trading Companies & Distributors – 2.2%
8,797	SiteOne Landscape Supply, Inc.(a)	1,754,738

	Total Common Stocks

	(Identified Cost $58,697,920)	77,365,804

Principal Amount

Short-Term Investments – 3.2%

$2,569,192	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2021 at 0.000% to be repurchased at $2,569,192 on 10/01/2021 collateralized by $2,902,000 U.S. Treasury Bond, 1.375% due 11/15/2040 valued at $2,620,643 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,569,192)	2,569,192

	Total Investments – 100.2%

	(Identified Cost $61,267,112)	79,934,996

	Other assets less liabilities—(0.2)%	(149,591)

	Net Assets – 100.0%	$79,785,405

(†)	See Note 2 of Notes to Financial Statements.

(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at September 30, 2021

Software	12.3%
Semiconductors & Semiconductor Equipment	8.1
Biotechnology	6.9
Health Care Equipment & Supplies	6.1
Life Sciences Tools & Services	5.4
Machinery	4.6
Aerospace & Defense	4.3
Health Care Providers & Services	3.9
Capital Markets	3.8
Building Products	3.8
IT Services	2.4
Specialty Retail	2.4
Pharmaceuticals	2.3
Electronic Equipment, Instruments & Components	2.3
Food Products	2.3
Trading Companies & Distributors	2.2
Hotels, Restaurants & Leisure	2.2
Auto Components	2.2
Textiles, Apparel & Luxury Goods	2.0
Other Investments, less than 2% each	17.5
Short-Term Investments	3.2

Total Investments	100.2
Other assets less liabilities	(0.2)

Net Assets	100.0%

See accompanying notes to financial statements.

23  |

Statements of Assets and Liabilities

September 30, 2021

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
ASSETS
Investments at cost	$2,137,677,997	$385,999,989	$61,267,112
Net unrealized appreciation	761,696,228	206,352,436	18,667,884

Investments at value	2,899,374,225	592,352,425	79,934,996
Cash	1,778,493	—	—
Receivable for Fund shares sold	4,089,013	980,335	4,326
Receivable for securities sold	5,733,537	1,236,249	238,061
Dividends receivable	428,613	352,906	15,685
Prepaid expenses (Note 7)	374	76	10

TOTAL ASSETS	2,911,404,255	594,921,991	80,193,078

LIABILITIES
Payable for securities purchased	23,595,476	1,235,975	266,534
Payable for Fund shares redeemed	5,454,256	235,109	—
Management fees payable (Note 5)	1,831,613	354,021	40,689
Deferred Trustees’ fees (Note 5)	321,059	341,862	41,325
Administrative fees payable (Note 5)	103,537	20,621	2,875
Payable to distributor (Note 5d)	17,801	4,972	23
Audit and tax services fees payable	42,476	43,318	42,601
Other accounts payable and accrued expenses	94,970	43,252	13,626

TOTAL LIABILITIES	31,461,188	2,279,130	407,673

NET ASSETS	$2,879,943,067	$592,642,861	$79,785,405

NET ASSETS CONSIST OF:
Paid-in capital	$1,623,695,819	$292,564,136	$53,031,302
Accumulated earnings	1,256,247,248	300,078,725	26,754,103

NET ASSETS	$2,879,943,067	$592,642,861	$79,785,405

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:

Institutional Class:
Net assets	$1,299,776,658	$378,856,352	$70,525,723

Shares of beneficial interest	35,538,108	11,821,837	4,624,749

Net asset value, offering and redemption price per share	$36.57	$32.05	$15.25

Retail Class:
Net assets	$105,026,939	$92,035,713	$—

Shares of beneficial interest	3,203,282	2,937,541	—

Net asset value, offering and redemption price per share	$32.79	$31.33	$—

Admin Class shares:
Net assets	$—	$9,440,456	$—

Shares of beneficial interest	—	320,721	—

Net asset value, offering and redemption price per share	$—	$29.44	$—

Class N shares:
Net assets	$1,475,139,470	$112,310,340	$9,259,682

Shares of beneficial interest	39,858,871	3,502,195	606,773

Net asset value, offering and redemption price per share	$37.01	$32.07	$15.26

See accompanying notes to financial statements.

|  24

Statements of Operations

For the Year Ended September 30, 2021

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
INVESTMENT INCOME
Dividends	$5,894,541	$6,150,452	$530,001 (a)
Less net foreign taxes withheld	(48,237)	(31,020)	(791)

	5,846,304	6,119,432	529,210

Expenses
Management fees (Note 5)	21,669,026	4,483,393	569,723
Service and distribution fees (Note 5)	286,313	290,334	—
Administrative fees (Note 5)	1,236,240	255,823	32,493
Trustees’ fees and expenses (Note 5)	157,990	90,852	22,214
Transfer agent fees and expenses (Notes 5 and 6)	1,462,415	426,161	4,649
Audit and tax services fees	42,776	43,322	42,612
Custodian fees and expenses	88,758	18,490	8,254
Legal fees (Note 7)	99,995	19,107	2,554
Registration fees	106,446	74,757	40,506
Shareholder reporting expenses	57,511	36,820	5,824
Miscellaneous expenses (Note 7)	89,695	40,765	27,608

Total expenses	25,297,165	5,779,824	756,437
Fee/expense recovery (Note 5)	—	1,568	—
Less waiver and/or expense reimbursement (Note 5)	—	(169,338)	(122,222)

Net expenses	25,297,165	5,612,054	634,215

Net investment income (loss)	(19,450,861)	507,378	(105,005)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investments	533,253,178	100,227,931	9,142,738

Net change in unrealized appreciation (depreciation) on:
Investments	177,322,872	147,963,359	8,684,917

Net realized and unrealized gain on investments	710,576,050	248,191,290	17,827,655

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$691,125,189	$248,698,668	$17,722,650

(a)	Includes a non-recurring dividend of $291,045.

See accompanying notes to financial statements.

25  |

Statements of Changes in Net Assets

	Small Cap Growth Fund		Small Cap Value Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020
FROM OPERATIONS:
Net investment income (loss)	$(19,450,861)	$(11,503,268)	$507,378	$2,531,907
Net realized gain on investments	533,253,178	44,416,635	100,227,931	39,651,898
Net change in unrealized appreciation (depreciation) on investments	177,322,872	311,230,363	147,963,359	(146,094,001)

Net increase (decrease) in net assets resulting from operations	691,125,189	344,143,730	248,698,668	(103,910,196)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(22,559,287)	(80,218,616)	(26,695,330)	(34,882,909)
Retail Class	(2,296,488)	(9,162,211)	(7,238,030)	(10,573,237)
Admin Class	—	—	(668,585)	(1,107,925)
Class N	(24,308,305)	(61,460,368)	(8,552,785)	(11,045,289)

Total distributions	(49,164,080)	(150,841,195)	(43,154,730)	(57,609,360)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	36,085,434	374,429,835	(91,550,412)	(82,803,607)

Net increase (decrease) in net assets	678,046,543	567,732,370	113,993,526	(244,323,163)
NET ASSETS
Beginning of the year	2,201,896,524	1,634,164,154	478,649,335	722,972,498

End of the year	$2,879,943,067	$2,201,896,524	$592,642,861	$478,649,335

See accompanying notes to financial statements.

|  26

Statements of Changes in Net Assets – continued

	Small/Mid Cap Growth Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020
FROM OPERATIONS:
Net investment loss	$(105,005)	$(142,634)
Net realized gain on investments	9,142,738	478,820
Net change in unrealized appreciation (depreciation) on investments	8,684,917	7,645,216

Net increase in net assets resulting from operations	17,722,650	7,981,402

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(450,185)	(817,090)
Class N	(58,589)	(24)

Total distributions	(508,774)	(817,114)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	10,400,054	10,695,219

Net increase in net assets	27,613,930	17,859,507
NET ASSETS
Beginning of the year	52,171,475	34,311,968

End of the year	$79,785,405	$52,171,475

See accompanying notes to financial statements.

27  |

Financial Highlights

For a share outstanding throughout each period.

	Small Cap Growth Fund – Institutional Class
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$28.51	$26.30	$31.55	$27.37	$22.03

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.26)	(0.17)	(0.16)	(0.16)	(0.12)
Net realized and unrealized gain (loss)	8.94	4.73	(2.51)	7.54	5.46

Total from Investment Operations	8.68	4.56	(2.67)	7.38	5.34

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(0.62)	(2.35)	(2.58)	(3.20)	—

Net asset value, end of the period	$36.57	$28.51	$26.30	$31.55	$27.37

Total return	30.53%	17.98%	(6.88)%	29.77%	24.24%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,299,777	$1,037,625	$908,616	$926,914	$824,103
Net expenses	0.92%	0.94%	0.95%	0.94%	0.95%
Gross expenses	0.92%	0.94%	0.95%	0.94%	0.95%
Net investment loss	(0.72)%	(0.66)%	(0.62)%	(0.58)%	(0.49)%
Portfolio turnover rate	52%	52%	67%	41%	45%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.

	Small Cap Growth Fund – Retail Class
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$25.67	$23.95	$29.09		$25.53	$20.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.30)	(0.21)	(0.21)		(0.22)	(0.16)
Net realized and unrealized gain (loss)	8.04	4.28	(2.35)		6.98	5.08

Total from Investment Operations	7.74	4.07	(2.56)		6.76	4.92

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(0.62)	(2.35)	(2.58)		(3.20)	—

Net asset value, end of the period	$32.79	$25.67	$23.95		$29.09	$25.53

Total return	30.20%	17.67%	(7.11	)%(b)	29.45%	23.93%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$105,027	$98,205	$95,635		$136,415	$107,387
Net expenses	1.17%	1.19%	1.19	%(c)	1.19%	1.20%
Gross expenses	1.17%	1.19%	1.20%		1.19%	1.20%
Net investment loss	(0.92)%	(0.91)%	(0.86)%		(0.82)%	(0.73)%
Portfolio turnover rate	52%	52%	67%		41%	45%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  28

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Growth Fund – Class N
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$28.81	$26.53	$31.76	$27.50	$22.11

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.22)	(0.14)	(0.13)	(0.12)	(0.09)
Net realized and unrealized gain (loss)	9.04	4.77	(2.52)	7.58	5.48

Total from Investment Operations	8.82	4.63	(2.65)	7.46	5.39

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(0.62)	(2.35)	(2.58)	(3.20)	—

Net asset value, end of the period	$37.01	$28.81	$26.53	$31.76	$27.50

Total return	30.66%	18.09%	(6.76)%	29.93%	24.38%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,475,139	$1,066,067	$629,914	$517,734	$279,508
Net expenses	0.82%	0.82%	0.82%	0.82%	0.82%
Gross expenses	0.82%	0.82%	0.82%	0.82%	0.82%
Net investment loss	(0.62)%	(0.54)%	(0.49)%	(0.43)%	(0.39)%
Portfolio turnover rate	52%	52%	67%	41%	45%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.

	Small Cap Value Fund – Institutional Class
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$22.34	$28.66	$35.27	$37.37	$33.78

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.04	0.12	0.10	0.09	0.13
Net realized and unrealized gain (loss)	11.79	(4.03)	(2.49)	2.11	6.36

Total from Investment Operations	11.83	(3.91)	(2.39)	2.20	6.49

LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)	(0.12)	(0.08)	(0.05)	(0.14)
Net realized capital gains	(1.99)	(2.29)	(4.14)	(4.25)	(2.76)

Total Distributions	(2.12)	(2.41)	(4.22)	(4.30)	(2.90)

Net asset value, end of the period	$32.05	$22.34	$28.66	$35.27	$37.37

Total return(b)	55.05%	(15.31)%	(4.11)%	6.21%	19.68%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$378,856	$295,006	$433,360	$587,198	$665,229
Net expenses(c)	0.90%	0.90%	0.90%	0.90%	0.90%
Gross expenses	0.94%	0.95%	0.93%	0.92%	0.93%
Net investment income	0.12%	0.48%	0.36%	0.26%	0.37%
Portfolio turnover rate	23%	23%	24%	19%	25%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

29  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund – Retail Class
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$21.87	$28.11	$34.66	$36.83	$33.33

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.04)	0.05	0.03	0.00 (b)	0.04
Net realized and unrealized gain (loss)	11.55	(3.96)	(2.44)	2.08	6.27

Total from Investment Operations	11.51	(3.91)	(2.41)	2.08	6.31

LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)	(0.04)	—	—	(0.05)
Net realized capital gains	(1.99)	(2.29)	(4.14)	(4.25)	(2.76)

Total Distributions	(2.05)	(2.33)	(4.14)	(4.25)	(2.81)

Net asset value, end of the period	$31.33	$21.87	$28.11	$34.66	$36.83

Total return(c)	54.69%	(15.56)%	(4.33)%	5.95%	19.38%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$92,036	$83,163	$134,434	$208,310	$251,405
Net expenses(d)	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses	1.19%	1.20%	1.18%	1.17%	1.18%
Net investment income (loss)	(0.12)%	0.23%	0.10%	0.01%	0.12%
Portfolio turnover rate	23%	23%	24%	19%	25%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

	Small Cap Value Fund – Admin Class
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$20.65	$26.68	$33.25	$35.58	$32.31

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.10)	(0.01)	(0.04)	(0.08)	(0.04)
Net realized and unrealized gain (loss)	10.88	(3.73)	(2.39)	2.00	6.07

Total from Investment Operations	10.78	(3.74)	(2.43)	1.92	6.03

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(1.99)	(2.29)	(4.14)	(4.25)	(2.76)

Net asset value, end of the period	$29.44	$20.65	$26.68	$33.25	$35.58

Total return(b)	54.29%	(15.74)%	(4.60)%	5.68%	19.10%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$9,440	$7,662	$13,357	$24,530	$30,533
Net expenses(c)	1.40%	1.40%	1.40%	1.40%	1.40%
Gross expenses	1.43%	1.45%	1.43%	1.42%	1.43%
Net investment loss	(0.38)%	(0.03)%	(0.15)%	(0.24)%	(0.11)%
Portfolio turnover rate	23%	23%	24%	19%	25%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  30

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund – Class N
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$22.35	$28.68	$35.31	$37.41	$33.81

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05	0.13	0.12	0.12	0.15
Net realized and unrealized gain (loss)	11.80	(4.03)	(2.50)	2.11	6.37

Total from Investment Operations	11.85	(3.90)	(2.38)	2.23	6.52

LESS DISTRIBUTIONS FROM:
Net investment income	(0.14)	(0.14)	(0.11)	(0.08)	(0.16)
Net realized capital gains	(1.99)	(2.29)	(4.14)	(4.25)	(2.76)

Total Distributions	(2.13)	(2.43)	(4.25)	(4.33)	(2.92)

Net asset value, end of the period	$32.07	$22.35	$28.68	$35.31	$37.41

Total return	55.15%	(15.28)%	(4.07)%	6.28%	19.78%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$112,310	$92,818	$141,821	$153,646	$136,162
Net expenses	0.85%	0.85%	0.83%	0.83%	0.83%
Gross expenses	0.85%	0.85%	0.83%	0.83%	0.83%
Net investment income	0.17%	0.53%	0.43%	0.33%	0.44%
Portfolio turnover rate	23%	23%	24%	19%	25%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

	Small/Mid Cap Growth Fund – Institutional Class
	Year Ended September 30, 2021		Year Ended September 30, 2020	Year Ended September 30, 2019		Year Ended September 30, 2018		Year Ended September 30, 2017
Net asset value, beginning of the period	$11.81		$10.03	$15.49		$12.31		$9.73

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.02	)(b)	(0.04)	(0.04)		(0.05)		0.00 (c)
Net realized and unrealized gain (loss)	3.56		2.06	(1.55	)(d)	3.23		2.60

Total from Investment Operations	3.54		2.02	(1.59)		3.18		2.60

LESS DISTRIBUTIONS FROM:
Net investment income	—		—	—		—		(0.02)
Net realized capital gains	(0.10)		(0.24)	(3.87)		—		—

Total Distributions	(0.10)		(0.24)	(3.87)		—		(0.02)

Net asset value, end of the period	$15.25		$11.81	$10.03		$15.49		$12.31

Total return(e)	30.00	%(b)	20.38%	(3.27)%		25.83%		26.74%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$70,526		$52,170	$34,312		$17,500		$14,592
Net expenses(f)	0.84	%(g)	0.84%	0.85%		0.85%		0.85%
Gross expenses	0.99%		1.21%	1.30%		1.43%		1.57%
Net investment income (loss)	(0.14	)%(b)	(0.34)%	(0.35)%		(0.35)%		0.01%
Portfolio turnover rate	50%		60%	67%		102	%(h)	49%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.08), total return would have been 29.49% and the ratio of net investment loss to average net assets would have been (0.52%).
(c)	Amount rounds to less than $0.01.
(d)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes additional voluntary waiver of advisory fee of 0.01%.
(h)	The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to significant shareholder flows.

See accompanying notes to financial statements.

31  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small/Mid Cap Growth Fund – Class N
	Year Ended September 30, 2021		Period Ended September 30, 2020*
Net asset value, beginning of the period	$11.81		$9.89

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.01	)(b)	(0.04)
Net realized and unrealized gain (loss)	3.56		2.20

Total from Investment Operations	3.55		2.16

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(0.10)		(0.24)

Net asset value, end of the period	$15.26		$11.81

Total return(c)	30.08	%(b)	22.08	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$9,260		$1
Net expenses(e)	0.83%		0.83	%(f)
Gross expenses	1.00%		107.49	%(f)
Net investment loss	(0.08	)%(b)	(0.34	)%(f)
Portfolio turnover rate	50%		60	%(g)

*	Class operations commenced on October 1, 2019.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.07), total return would have been 29.66% and the ratio of net investment loss to average net assets would have been (0.50%).
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2020.

See accompanying notes to financial statements.

|  32

Notes to Financial Statements

September 30, 2021

1.  Organization. Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Small Cap Value Fund (the “Small Cap Value Fund”)

Loomis Sayles Funds II:

Loomis Sayles Small Cap Growth Fund (the “Small Cap Growth Fund”)

Loomis Sayles Small/Mid Cap Growth Fund (the “Small/Mid Cap Growth Fund”)

Each Fund is a diversified investment company.

Small Cap Growth Fund offers Institutional Class, Retail Class and Class N shares. Small Cap Value Fund offers Institutional Class, Retail Class, Admin Class and Class N shares. Small/Mid Cap Growth Fund offers Institutional Class and Class N shares.

Each share class is sold without a sales charge. Retail Class and Admin Class shares pay a Rule 12b-1 fee. Class N shares are offered with an initial minimum investment of $1,000,000. Institutional Class shares are intended for institutional investors with a minimum initial investment of $100,000. Certain categories of investors are exempted from the minimum investment amount for Class N and Institutional Class as outlined in the relevant Fund’s prospectus. Admin Class shares are offered exclusively through intermediaries.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust and Natixis ETF Trust II (“Natixis ETF Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Retail Class and Admin Class), and transfer agent fees are borne collectively for Institutional Class, Retail Class and Admin Class, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York

33  |

Notes to Financial Statements – continued

September 30, 2021

Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2021 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts that have been or are expected to be reclaimed and paid. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or are expected to be filed and paid are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

|  34

Notes to Financial Statements – continued

September 30, 2021

e.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as return of capital distributions received, distribution re-designations, capital gain distributions received and net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to return of capital distributions received, deferred Trustees’ fees and wash sales. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2021 and 2020 was as follows:

	2021 Distributions			2020 Distributions
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Small Cap Growth Fund	$—	$49,164,080	$49,164,080	$—	$150,841,195	$150,841,195
Small Cap Value Fund	2,422,269	40,732,461	43,154,730	2,526,541	55,082,819	57,609,360
Small/Mid Cap Growth Fund	—	508,774	508,774	—	817,114	817,114

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of September 30, 2021, the components of distributable earnings on a tax basis were as follows:

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
Undistributed ordinary income	$14,122,150	$7,392,623	$—
Undistributed long-term capital gains	483,888,077	87,266,175	8,186,206

Total undistributed earnings	498,010,227	94,658,798	8,186,206

Unrealized appreciation	758,558,080	205,761,791	18,609,222

Total accumulated earnings	$1,256,568,307	$300,420,589	$26,795,428

As of September 30, 2021, the tax cost of investments and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
Federal tax cost	$2,140,816,145	$386,590,634	$61,325,774

Gross tax appreciation	$817,562,809	$212,799,813	$19,861,470
Gross tax depreciation	(59,004,729)	(7,038,022)	(1,252,248)

Net tax appreciation	$758,558,080	$205,761,791	$18,609,222

f.  Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2021, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

35  |

Notes to Financial Statements – continued

September 30, 2021

g.  Securities Lending. Small Cap Growth Fund and Small Cap Value Fund have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2021, neither Fund had loaned securities under this agreement.

h.  Indemnifications. Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2021, at value:

Small Cap Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$2,788,616,988	$—	$—	$2,788,616,988
Short-Term Investments	—	110,757,237	—	110,757,237

Total	$2,788,616,988	$110,757,237	$—	$2,899,374,225

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1		Level 2	Level 3	Total
Common Stocks(a)	$581,143,754		$—	$—	$581,143,754
Other Investments(a)	—	(b)	—	—	—
Short-Term Investments	—		11,208,671	—	11,208,671

Total	$581,143,754		$11,208,671	$—	$592,352,425

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Includes a security valued at zero.

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Notes to Financial Statements – continued

September 30, 2021

Small/Mid Cap Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$77,365,804	$—	$—	$77,365,804
Short-Term Investments	—	2,569,192	—	2,569,192

Total	$77,365,804	$2,569,192	$—	$79,934,996

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

4.  Purchases and Sales of Securities. For the year ended September 30, 2021, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Small Cap Growth Fund	$1,418,938,557	$1,418,379,258
Small Cap Value Fund	130,375,644	265,564,331
Small/Mid Cap Growth Fund	45,519,968	36,183,222

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, LLC, which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Small Cap Growth Fund	0.75%
Small Cap Value Fund	0.75%
Small/Mid Cap Growth Fund	0.75%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2022, may be terminated before then only with the consent of the Funds’ Board of Trustees and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/ reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended September 30, 2021, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class	Class N
Small Cap Growth Fund	1.00%	1.25%	—	0.95%
Small Cap Value Fund	0.90%	1.15%	1.40%	0.85%
Small/Mid Cap Growth Fund	0.85%	—	—	0.83%

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below both (1) a class’ expense limitation ratio in place at the time such amounts were waived/reimbursed and (2) a class’ current applicable expense limitation ratio, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

37  |

Notes to Financial Statements – continued

September 30, 2021

For the year ended September 30, 2021, the management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Voluntary Waivers of Management Fees[2]	Net Management Fees	Percentage of Average Daily Net Assets
					Gross	Net
Small Cap Growth Fund	$21,669,026	$—	$—	$21,669,026	0.75%	0.75%
Small Cap Value Fund	4,483,393	—	—	4,483,393	0.75%	0.75%
Small/Mid Cap Growth Fund	569,723	111,300	9,895	448,528	0.75%	0.59%

For the year ended September 30, 2021, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Institutional Class	Retail Class	Admin Class	Class N	Total
Small Cap Value Fund	$131,922	$34,175	$3,241	$—	$169,338

1 Waiver/expense reimbursements are subject to possible recovery until September 30, 2022.

2 In order to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement do not exceed limitations, the Adviser may voluntarily waive additional advisory fees for the Small/Mid Cap Growth Fund. Voluntary management fee waivers are not subject to recovery under the expense limitation agreement described above.

For the year ended September 30, 2021, expense reimbursements related to the prior fiscal year were recovered as follows:

Fund	Recovered Expenses
Small Cap Value Fund	$1,568

b.  Service and Distribution Fees. Natixis Distribution, LLC (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis Investment Managers, LLC, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, Small Cap Growth Fund and Small Cap Value Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plans”) and Small Cap Value Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Retail Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

Under the Admin Class Plan, Small Cap Value Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Small Cap Value Fund may pay Natixis Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2021, the service and distribution fees for each Fund were as follows:

	Service Fees	Distribution Fees
Fund	Admin Class	Retail Class	Admin Class
Small Cap Growth Fund	$—	$286,313	$—
Small Cap Value Fund	23,186	243,962	23,186

c.  Administrative Fees. Natixis Advisors, LLC (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis Investment Managers, LLC. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trusts and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts of $10 million, which is reevaluated on an annual basis.

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Notes to Financial Statements – continued

September 30, 2021

For the year ended September 30, 2021, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Small Cap Growth Fund	$1,236,240
Small Cap Value Fund	255,823
Small/Mid Cap Growth Fund	32,493

d.  Sub-Transfer Agent Fees. Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2021, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Small Cap Growth Fund	$1,430,850
Small Cap Value Fund	400,517
Small/Mid Cap Growth Fund	871

As of September 30, 2021, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Small Cap Growth Fund	$17,801
Small Cap Value Fund	4,972
Small/Mid Cap Growth Fund	23

Sub-transfer agent fees attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Trustees Fees and Expenses. The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis Investment Managers, LLC or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $199,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

39  |

Notes to Financial Statements – continued

September 30, 2021

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trusts.

f.  Affiliated Ownership. As of September 30, 2021, Loomis Sayles Funded Pension Plan and Trust (“Pension Plan”), Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) and Loomis Sayles non-qualified retirement plans held shares of the Funds representing the following percentages of the Funds’ net assets:

Fund	Pension Plan	Retirement Plan	Non-Qualified Retirement Plans	Total Affiliated Ownership
Small Cap Growth Fund	0.06%	1.09%	—	1.15%
Small Cap Value Fund	0.27%	5.17%	5.95%	11.39%

Investment activities of affiliated shareholders could have material impacts on the Funds.

g.  Reimbursement of Transfer Agent Fees and Expenses. Natixis Advisors has given a binding contractual undertaking to Small/Mid Cap Growth Fund to reimburse any and all transfer agency expenses for the Fund’s Class N shares. This undertaking is in effect through January 31, 2022 and is not subject to recovery under the expense limitation agreement described above.

For the year ended September 30, 2021, Natixis Advisors reimbursed Small/Mid Cap Growth Fund $1,027 for transfer agency expenses related to Class N shares.

6.  Class-Specific Transfer Agent Fees and Expenses. Transfer agent fees and expenses attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended September 30, 2021, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Admin Class	Class N
Small Cap Growth Fund	$1,336,755	$116,880	$—	$8,780
Small Cap Value Fund	330,090	86,123	8,179	1,769
Small/Mid Cap Growth Fund	3,622	—	—	1,027

7.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $500,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $500,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees and/or miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 8, 2021, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit.

For the year ended September 30, 2021, none of the Funds had borrowings under this agreement.

8.  Concentration of Ownership. From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2021, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership Ownership (Note 5f)	Total Percentage of Ownership
Small Cap Value Fund	1	12.37%	11.39%	23.76%
Small/Mid Cap Growth Fund	5	81.19%	—	81.19%

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Notes to Financial Statements – continued

September 30, 2021

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

9.  Risk. Global markets have experienced periods of high volatility triggered by the Covid-19 pandemic. The impact of this pandemic and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Such effects could impair the Funds’ ability to maintain operational standards, disrupt the operations of the Funds’ service providers, adversely affect the value and liquidity of the Funds’ investments and negatively impact the Funds’ performance.

10.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Small Cap Growth Fund

	Year Ended September 30, 2021		Year Ended September 30, 2020

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	9,135,230	$323,499,208	13,167,719	$318,448,815
Issued in connection with the reinvestment of distributions	603,506	21,484,823	2,907,753	77,404,396
Redeemed	(10,600,777)	(379,032,001)	(14,223,727)	(360,653,006)

Net change	(862,041)	$(34,047,970)	1,851,745	$35,200,205

Retail Class
Issued from the sale of shares	559,662	$17,611,050	912,597	$20,495,084
Issued in connection with the reinvestment of distributions	71,504	2,286,695	379,550	9,116,785
Redeemed	(1,253,848)	(39,965,014)	(1,459,375)	(33,506,278)

Net change	(622,682)	$(20,067,269)	(167,228)	$(3,894,409)

Class N
Issued from the sale of shares	12,972,678	$459,829,686	17,628,357	$452,596,699
Issued in connection with the reinvestment of distributions	666,169	23,982,068	2,249,879	60,476,756
Redeemed	(10,783,445)	(393,611,081)	(6,620,566)	(169,949,416)

Net change	2,855,402	$90,200,673	13,257,670	$343,124,039

Increase from capital share transactions	1,370,679	$36,085,434	14,942,187	$374,429,835

41  |

Notes to Financial Statements – continued

September 30, 2021

10.  Capital Shares – continued

	Small Cap Value Fund

	Year Ended September 30, 2021		Year Ended September 30, 2020

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	2,185,029	$65,327,936	3,070,880	$72,483,944
Issued in connection with the reinvestment of distributions	969,486	25,449,017	1,187,726	33,101,927
Redeemed	(4,539,392)	(134,099,821)	(6,171,314)	(143,712,872)

Net change	(1,384,877)	$(43,322,868)	(1,912,708)	$(38,127,001)

Retail Class
Issued from the sale of shares	272,038	$7,899,117	209,646	$4,830,652
Issued in connection with the reinvestment of distributions	280,859	7,220,881	385,444	10,541,881
Redeemed	(1,417,269)	(40,836,991)	(1,576,219)	(38,194,968)

Net change	(864,372)	$(25,716,993)	(981,129)	$(22,822,435)

Admin Class
Issued from the sale of shares	23,426	$655,054	89,240	$2,047,167
Issued in connection with the reinvestment of distributions	27,530	666,234	33,393	863,879
Redeemed	(101,301)	(2,619,066)	(252,153)	(5,146,329)

Net change	(50,345)	$(1,297,778)	(129,520)	$(2,235,283)

Class N
Issued from the sale of shares	710,243	$21,428,894	606,779	$14,233,156
Issued in connection with the reinvestment of distributions	325,820	8,552,785	396,172	11,045,289
Redeemed	(1,686,418)	(51,194,452)	(1,794,608)	(44,897,333)

Net change	(650,355)	$(21,212,773)	(791,657)	$(19,618,888)

Decrease from capital share transactions	(2,949,949)	$(91,550,412)	(3,815,014)	$(82,803,607)

	Small/Mid Cap Growth Fund

	Year Ended September 30, 2021		Year Ended September 30, 2020(a)

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	770,533	$10,719,355	2,299,458	$24,306,399
Issued in connection with the reinvestment of distributions	31,883	450,185	74,958	787,810
Redeemed	(596,871)	(8,728,075)	(844,906)	(8,799,784)
Redeemed in-kind (Note 11)	—	—	(532,341)	(5,600,230)

Net change	205,545	$2,441,465	997,169	$10,694,195

Class N
Issued from the sale of shares	673,195	$8,900,000	101	$1,000
Issued in connection with the reinvestment of distributions	4,146	58,589	2	24
Redeemed	(70,671)	(1,000,000)	—	—

Net change	606,670	$7,958,589	103	$1,024

Increase from capital share transactions	812,215	$10,400,054	997,272	$10,695,219

(a) From commencement of operations on October 1, 2019 for Class N shares.

11.  Redemption In-Kind. In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, the Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes, and are re-classified from realized gain (loss) to paid-in-capital. For the year ended September 30, 2020, Small/Mid Cap Growth Fund participated in a redemption in-kind transaction.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Small Cap Value Fund, Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small/Mid Cap Growth Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles Small Cap Value Fund (one of the funds constituting Loomis Sayles Funds I), and Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small/Mid Cap Growth Fund (two of the funds constituting Loomis Sayles Funds II) (hereafter collectively referred to as the “Funds”) as of September 30, 2021, the related statements of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

November 22, 2021

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

43  |

2021 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2021, a percentage of dividends distributed by the Fund listed below qualifies for the dividends received deduction for corporate shareholders. This percentage is as follows:

Fund	Qualifying Percentage
Small Cap Value Fund	89.61%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2021, unless subsequently determined to be different.

Fund	Amount
Small Cap Growth Fund	$49,164,080
Small Cap Value Fund	40,732,461
Small/Mid Cap Growth Fund	508,774

Qualified Dividend Income. For the fiscal year ended September 30, 2021, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2021, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Small Cap Value Fund

|  44

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trusts and is available by calling Loomis Sayles Funds at 800-633-3330.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees
Edmond J. English (1953)	Trustee since 2013 Chairperson of the Governance Committee and Contract Review Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	54 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired	54 Director of Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of the Contract Review Committee	Retired	54 Director, Abt Associates Inc. (research and consulting); Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member and Governance Committee Member	President, University of Massachusetts	54 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

45  |

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Maureen B. Mitchell (1951)	Trustee since 2017 Audit Committee Member and Governance Committee Member	Retired	54 Director, Sterling Bancorp (bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

James P. Palermo (1955)	Trustee since 2016 Audit Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	54 Director, FutureFuel.io (chemicals and biofuels)	Significant experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Chairperson of the Board of Trustees since January 2021 Trustee since 2009 Ex Officio member of the Audit Committee, Contract Review Committee and Governance Committee	Professor of Finance at Babson College	54 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member	Retired	54 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member and Governance Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)

54

Trustee, Eastern Bank (bank); Director, Apartment Investment and Management Company (real estate investment trust); formerly, Director, Ares Commercial Real Estate Corporation (real estate investment trust)

Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Audit Committee	Retired; formerly, Deputy Dean for Finance and Administration, Yale University School of Medicine	54 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

|  46

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Interested Trustees
Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer of Loomis Sayles Funds I since 2015	President, Chief Executive Officer and Chairman of the Board of Directors, Loomis, Sayles & Company, L.P.	54 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President of Loomis Sayles Funds II and Executive Vice President of Loomis Sayles Funds I since 2008; Chief Executive Officer of Loomis Sayles Funds II since 2015	President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC	54 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, LLC and Natixis Distribution, LLC

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC.

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

Officers of the Trusts
Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC

Natalie R. Wagner (1979)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since May 2021	Formerly, Vice President, Head of Corporate Compliance, Global Atlantic Financial Group
	Chief Legal Officer	Since July 2021

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, LLC, Natixis Advisors, LLC or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

47  |

Annual Report

September 30, 2021

Loomis Sayles Core Plus Bond Fund

Loomis Sayles Credit Income Fund

Loomis Sayles Global Allocation Fund

Loomis Sayles Growth Fund

Loomis Sayles Intermediate Duration Bond Fund

Loomis Sayles Limited Term Government and Agency Fund

LOOMIS SAYLES CORE PLUS BOND FUND

Managers	Symbols

Lead Portfolio Managers	Class A NEFRX

Peter W. Palfrey, CFA®	Class C NECRX

Richard G. Raczkowski	Class N NERNX

Agency MBS Portfolio Managers	Class Y NERYX

Ian Anderson

Barath W. Sankaran, CFA®

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks high total investment return through a combination of current income and capital appreciation.

Market Conditions

The bond market experienced mixed returns over the period as investors reacted to the combination of improving economic growth, rising inflation and the increasing likelihood that the US Federal Reserve (Fed) and other central banks will need to begin tightening monetary policy in the coming year.

Following the approval and rollout of multiple vaccines for Covid-19 in late 2020 and early 2021, business conditions gradually returned to normal. Economic growth surged as a result, allaying fears that the virus would lead to a protracted slowdown. The reopening of the economy, while fueling impressive headline GDP growth, was accompanied by rising commodity prices, disruptions in the global supply chain and a sharp increase in inflation. Although the Fed initially described the rise in inflation as a “transitory” phenomenon, the persistence of price pressures through the summer and early autumn led to a gradual shift in the outlook. In September, Fed Chair Jerome Powell stated that the central bank was likely to announce a tapering of its stimulative quantitative easing (QE) program before the end of 2021. In addition, the markets began to price in a significant likelihood that the Fed will enact its first rate hike in late 2022. Together, these factors dampened returns across the fixed income market.

US Treasuries underperformed the broad fixed income market as risk appetite drastically improved over the past year. Mounting concerns over inflation and Fed policy also played a role in the rise in yields. While the prices of short-term government debt were relatively stable, longer-maturity bonds declined sharply. The yield on the 10-year note rose from 0.69% on September 30, 2020, to 1.52% on the final day of the period, and the 30-year bond moved from 1.46% to 2.08% (prices and yields move in opposite directions).

Despite the weakness in US Treasuries, investment grade corporates registered a solid gain for the 12-month period. As growth accelerated and the credit outlook improved, investors sought opportunities in higher-yielding segments of the market. Corporate yield spreads over Treasuries fell sharply as a result, leading to positive relative performance.

Securitized assets — including mortgage-backed securities (MBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) — produced marginally negative total returns as a group but outpaced the US Treasury market. The category’s underlying fundamentals remained firm, however, with continued strength in both real estate prices and consumer credit. ABS and CMBS posted positive total returns, but MBS experienced small negative total returns due in part to its higher interest rate sensitivity.

Investors’ increased appetite for risk translated to a strong, double-digit gain for high yield corporates. The category tends to have lower interest rate sensitivity than investment grade bonds, a key tailwind at a time in which concern about Fed policy was the key factor driving market performance. High yield further benefited from the combination of favorable credit conditions, robust gains for equities and an impressive rally in oil prices. Leveraged loans, which typically offer yields that adjust upward with prevailing interest rates, also outperformed.

Emerging market bonds, while experiencing bouts of volatility, nonetheless finished comfortably ahead of domestic investment grade debt. Although investors remained on edge due to persistently negative headlines out of China during the second half of the period, the asset class benefited from its above-average yield and the broader strength in higher-risk assets.

Performance Results

For the 12 months ended September 30, 2021, Class Y shares of the Fund returned 0.78% at net asset value. The Fund outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned -0.90%.

1  |

Explanation of Fund Performance

The Fund maintained an average allocation to high yield corporates of about 10% over the 12-month period, which buoyed performance as the sector strongly outperformed. Positioning in investment grade corporate bonds also contributed positively to relative return, driven by both security selection and sector allocation. Within corporates, an emphasis on the reopening theme within industrials across the quality spectrum proved beneficial. An underweight to US Treasuries and positioning within government sectors were additional sources of outperformance. Finally, small out-of-benchmark positions in bank loans and non-US dollar assets both added to relative performance.

The Fund’s positioning along the yield curve (which depicts the relationship among bond yields across the maturity spectrum) weighed on relative performance as the curve steepened over the 12 months. A shorter-than-benchmark stance with respect to duration (and corresponding interest rate sensitivity) for most of the period also detracted modestly. Finally, out-of-benchmark exposure to municipal bonds detracted slightly from relative performance.

Outlook

We believe the Fed will remain accommodative for the foreseeable future, keeping the fed funds rate unchanged at the zero lower bound and anchoring the very front end of the Treasury yield curve into late 2022 or early 2023. The Fed has now indicated that it is ready to address balance sheet policy. Our base case, based on Fed comments, is for tapering to be completed by mid-2022. Traditional monetary policy tightening is expected to start in late 2022 or early 2023 based on the current Fed “dot plot” chart, which displays individual FOMC member expectations for the trajectory of fed funds. This is in line with our expectations. We expect core inflation to remain above the Fed’s target of 2% for at least the next several quarters or perhaps longer, as inflationary pressure, while in part transitory due to base effect, may prove more lasting in our view.

We believe the credit cycle1 is currently in the early expansion phase, with continued strong corporate earnings and a healthy consumer supported by significant excess savings and easy financial conditions. We believe risk appetite should remain elevated given the strong expansionary environment, expectations for robust global growth, continued monetary and fiscal policy support, and the increasing availability of vaccines across more demographic groups.

We believe corporate fundamentals are currently healthy, reflecting the recovery in the US and, now to a greater degree, the global economy. Additionally, we believe very accommodative global central bank and fiscal policy have been a significant tailwind, although that may also be changing as heightened inflation concerns, elevated leverage and extended risk valuations have become a greater focus for central banks globally. In the US, corporate bond and equity valuations are at or near historic highs reflecting this very strong environment, and we believe may be vulnerable to some near-term profit-taking or volatility.

We believe we are positioned for a continued recovery in the US and global economies, with a pro-cyclical bias to the portfolio. We currently favor spread sectors, including securitized credit, high yield corporate credit and emerging market credit, versus sectors more vulnerable to interest rate and valuation risk, such as Treasuries and high grade corporate bonds. We are managing interest rate risk by maintaining a relatively short overall portfolio duration and are seeking to achieve better carry and roll-down by employing a bulleted yield curve strategy with more in the belly of the curve.

We expect overall portfolio credit quality to remain high, although it has come down from pre-pandemic levels when we were more concerned about preserving capital. Average credit quality currently stands at A2. Approximately 40% of the portfolio remains in AAA government issues, although we have a broad overweight to BBB and BB/B credits as well, balancing liquidity with total return opportunities in lower-rated securitized and corporate credits.

Within agency MBS, we continue to position for potential better-than-market convexity (i.e., a favorable risk/reward profile in a changing interest rate environment) and continue to maintain a modest underweight to the sector. With the recent underperformance of the MBS sector, we believe valuations have become more attractive, and we may consider adding back some exposure, in particular relative to corporate credit.

Within securitized credit, we remain overweight in non-agency CMBS, but more recently sold our agency CMBS exposure due to very tight valuations. We currently favor ABS as a high quality substitute for government bonds and prefer auto loans and credit card receivables within the sector, particularly with the improved employment and the continued strength of the consumer balance sheet.

Regarding investment grade corporate credit, we are approximately market neutral to the benchmark and about 0.6 years short on a contribution-to-duration basis versus the benchmark. While corporate fundamentals are healthy, we believe valuations are not as compelling and we now favor a lower use of our risk budget for the asset class..

Within the plus sector allocation, we continue to favor a mix of fixed rate high yield, bank loan, emerging market Yankee and non-dollar emerging market exposure as a way to seek portfolio yield and return potential in this improving, low-yielding economic environment. At the end of the third quarter of 2021, we had just under 13% in fixed rate high yield securities, just over 5% in high quality bank loans, and 3.5% in investment grade emerging market non-dollar bonds.

|  2

LOOMIS SAYLES CORE PLUS BOND FUND

During periods in which the US dollar appreciates relative to foreign currencies, funds that hold non-US-dollar-denominated bonds, foreign currency or foreign currency based derivative securities (“foreign currency exposures”) may realize currency losses in connection with the maturity or sale of certain foreign currency exposures. These losses impact a fund’s ordinary income distributions (to the extent that losses are not offset by realized currency gains within the fund’s fiscal year). A recognized currency loss, in accordance with federal tax rules, decreases the amount of ordinary income a fund has available to distribute, even though non-US dollar-denominated bonds continue to generate coupon income.

Fund officers have analyzed the Fund’s current portfolio of investments, realized currency gains and losses, schedule of maturities, and the corresponding amounts of unrealized currency losses that may become realized during the current fiscal year. This analysis is performed regularly to determine how realized currency losses have and will impact periodic ordinary income distributions for the Fund. Based on the most recent quarterly analysis (as of September 30, 2021), realized currency losses will continue to have an impact on the distributions in the 2022 fiscal year. This analysis is based on certain assumptions including, but not limited to, the amount of foreign currency exposures held by the Fund, the level of foreign currency exchange rates, security prices, interest rates, the Fund advisers’ ability to manage realized currency losses, and the net asset level of the Fund. Changes to these assumptions could materially impact the analysis and the amounts of future fund distributions. Fund officers will continue to monitor these amounts on a regular basis and take the necessary actions required to manage the Fund’s distributions to address realized currency losses while seeking to avoid a return of capital distribution.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

September 30, 2011 to September 30, 2021

3  |

Average Annual Total Returns — September 30, 20213

				Life of Class N	Expense Ratios[4]
	1 Year	5 Years	10 Years		Gross	Net

Class Y (Inception 12/30/94)
NAV	0.78%	4.01%	4.54%	—	0.47%	0.47%

Class A (Inception 11/7/73)
NAV	0.53	3.75	4.27	—	0.72	0.72
With 4.25% Maximum Sales Charge	-3.71	2.85	3.82	—

Class C (Inception 12/30/94)
NAV	-0.24	2.97	3.65	—	1.47	1.47
With CDSC[1]	-1.20	2.97	3.65	—

Class N (Inception 2/1/13)
NAV	0.86	4.10	—	3.72	0.38	0.38

Comparative Performance
Bloomberg U.S. Aggregate Bond Index[2]	-0.90	2.94	3.01	2.95

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2

The Bloomberg U.S. Aggregate Bond Index is a broad-based index that covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  4

LOOMIS SAYLES CREDIT INCOME FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Class A LOCAX

Brian P. Kennedy	Class C LOCCX

Elaine M. Stokes	Class N LOCNX

Class Y LOCYX

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks high current income with a secondary objective of capital growth.

Market Conditions

The bond market experienced mixed returns over the period, as investors reacted to the combination of improving economic growth, rising inflation and the increasing likelihood that the US Federal Reserve (Fed) and other central banks will need to begin tightening monetary policy in the coming year.

Following the approval and rollout of multiple vaccines for Covid-19 in late 2020 and early 2021, business conditions gradually returned to normal. Economic growth surged as a result, allaying fears that the virus would lead to a protracted slowdown. The reopening of the economy, while fueling impressive headline GDP growth, was accompanied by rising commodity prices, disruptions in the global supply chain and a sharp increase in inflation. Although the Fed initially described the rise in inflation as a “transitory” phenomenon, the persistence of price pressures through the summer and early autumn led to a gradual shift in the outlook. In September, Fed Chair Jerome Powell stated that the central bank was likely to announce a tapering of its stimulative quantitative easing (QE) program before the end of 2021. In addition, the markets began to price in a significant likelihood that the Fed will enact its first rate hike in late 2022. Together, these factors dampened returns across the fixed income market.

Despite the weakness in US Treasuries, investment grade corporates registered a solid gain for the 12-month period. As growth accelerated and the credit outlook improved, investors sought opportunities in higher-yielding segments of the market. Corporate yield spreads over Treasuries fell sharply as a result, leading to positive relative performance.

Investors’ increased appetite for risk translated to a strong, double-digit gain for high yield corporates. The category tends to have lower interest rate sensitivity than investment grade bonds, a key tailwind at a time in which concern about Fed policy was the key factor driving market performance. High yield further benefited from the combination of favorable credit conditions, robust gains for equities and an impressive rally in oil prices. Leveraged loans, which typically offer yields that adjust upward with prevailing interest rates, also outperformed.

US Treasuries underperformed the broad fixed income market as risk appetite drastically improved over the past year. Mounting concerns over inflation and Fed policy also played a role in the rise in yields. While the prices of short-term government debt were relatively stable, longer-maturity bonds declined sharply. The yield on the 10-year note rose from 0.69% on September 30, 2020, to 1.52% on the final day of the period, and the 30-year bond moved from 1.46% to 2.08% (prices and yields move in opposite directions).

Performance Results

For the 12 months ended September 30, 2021, Class Y shares of the Loomis Sayles Credit Income Fund returned 5.38% at net asset value. The Fund outperformed its benchmark, the Bloomberg U.S. Credit Index, which returned 1.45%.

Explanation of Fund Performance

Though the Covid-19 global pandemic continued to shape the events of this past year, markets advanced on the back of optimism surrounding vaccine rollouts and economic reopenings. Security selection was the primary source of outperformance for the Fund, particularly within investment grade and high yield corporate credit. Consumer cyclical and finance company holdings aided relative return in investment grade. For high yield credit, consumer non-cyclical and energy names were positive contributors to performance. The Fund’s allocation to convertible securities, specifically in the consumer non-cyclical, communications and technology sectors, was also beneficial as stock markets posted strong gains for the period. The Fund’s position in US Treasuries was a modest detractor from performance on an absolute and relative basis.

5  |

Outlook

While our fundamental economic outlook remains positive, the world appears less synchronized than we expected at this point in the recovery. Leading indicators remain strong, financial conditions appear easy and monetary/fiscal policies continue to be a tailwind to economic activity. This macroeconomic backdrop, coupled with strong credit fundamentals, appears positive for risk assets. However, we are mindful of the risks inherent to our outlook, such as the lingering impact of the Covid-19 Delta variant, slowing Chinese growth (and deleveraging within its property sector) and ongoing global supply chain disruptions that could lead to a bumpier, if still solid, global growth environment.

Under our base case of a gradual economic expansion, we anticipate a slow rise in interest rates as the Fed likely initiates a taper of QE purchases later this year and into 2022. While the most recent Federal Open Market Committee (FOMC) statement sent a strong signal that we are approaching the end of the road on QE, the Fed has stated its belief that inflation has been boosted by transitory factors, which will presumably fade over time. We believe supply disruptions should work out over time and energy prices could ease in 2022, which would support the Fed’s view. While we expect rate lift-off in 2023, the Fed may find it necessary to delay hiking if growth is weaker or accelerate hiking if inflation is persistently higher than expected. Adding to the uncertainty of the timing and magnitude of the Fed’s taper and rate lift-off includes the early retirement of two Fed presidents over their 2020 trading activities, which adds risk to Fed Chair Powell’s renomination and the future composition of the FOMC. Given our views, we remain defensive on interest rates and positioned shorter than broad market benchmarks from a duration perspective.

In our view, we remain fully embedded in the expansion phase of the credit cycle1 with credit fundamentals, technical factors and default expectations continuing to appear attractive. We remain “pro risk” on credit for higher carry and potential outperformance of our best ideas. In this environment, we continue to focus on issue selection, which drives our investment process. Specifically, we are seeking out “rising star” candidates that possess strong balance sheets and catalysts to help drive upgrades. We believe accommodative global monetary policies coupled with the tailwind of fiscal support could drive a wave of credit upgrades going forward. From a sector perspective, we are targeting those that have strong carry, less interest rate sensitivity and positive convexity (i.e., a favorable risk/reward profile in a changing rate environment). As such, we currently favor high yield corporates and convertible securities along with securitized debt, which can provide diversification away from pure corporate risk, relatively attractive yield potential and shorter duration profiles. During the third quarter of 2021, credit markets were generally resilient to macroeconomic events, including Fed taper talk and concerns over Chinese growth and property sector challenges, suggesting to us that there could be a strong demand for yield. We suspect this dynamic will likely hold going forward given our outlook for downgrades, defaults and losses to trend notably below long-term averages. However, we recognize current elevated valuations and tight credit spreads, and have built flexibility into our portfolios in an effort to take advantage of opportunities that may arise as a result of short-term disruptions.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

|  6

LOOMIS SAYLES CREDIT INCOME FUND

Hypothetical Growth of $100,000 Investment in Class Y shares3

September 29, 2020 (inception) through September 30, 2021

7  |

Average Annual Total Returns — September 30, 20213

			Expense Ratios[4]

	1 Year	Life of Fund	Gross	Net

Class Y (Inception 9/29/20)
NAV	5.38%	5.05%	0.90%	0.90%

Class A (Inception 9/29/20)
NAV	5.24	4.91	1.15	1.15
With 4.25% Maximum Sales Charge	0.79	0.50

Class C (Inception 9/29/20)
NAV	4.34	4.02	1.90	1.90
With CDSC[1]	3.34	4.02

Class N (Inception 9/29/20)
NAV	5.54	5.21	0.82	0.82

Comparative Performance
Bloomberg U.S. Credit Index[2]	1.45	1.25

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2

The Bloomberg U.S. Credit Index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies, sovereigns, supranationals and local authorities. The U.S. Credit Index was called the U.S. Corporate Index until July 2000, when it was renamed to reflect its inclusion of both corporate and non-corporate issuers. The U.S. Credit Index is a subset of the U.S. Government/Credit Index and U.S. Aggregate Index.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  8

LOOMIS SAYLES GLOBAL ALLOCATION FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Class A LGMAX

Eileen N. Riley, CFA®	Class C LGMCX

David W. Rolley, CFA®	Class N LGMNX

Lee M. Rosenbaum	Class Y LSWWX

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks high total investment return through a combination of capital appreciation and current income.

Market Conditions

Following the approval and rollout of multiple vaccines for Covid-19 in late 2020 and early 2021, business conditions gradually returned to normal. Economic growth surged as a result, allaying fears that the virus would lead to a protracted slowdown. The reopening of the economy, while fueling impressive headline GDP growth, was accompanied by rising commodity prices, disruptions in the global supply chain and a sharp increase in inflation. Although the US Federal Reserve (Fed) initially described the rise in inflation as a “transitory” phenomenon, the persistence of price pressures through the summer and early autumn led to a gradual shift in the outlook. In September, Fed Chair Jerome Powell stated that the central bank was likely to announce a tapering of its quantitative easing (QE) program before the end of 2021. In addition, the markets began to price in a significant likelihood that the Fed will enact its first rate hike in late 2022.

Global equities registered significant gains for the 12-month period, posting a return of just under 28% as measured by the MSCI All Country World Index. The reopening of economies led some equity indices to record highs. All sectors posted double-digit returns, with the energy sector posting the strongest return. The financials, information technology and communication services sectors also outperformed the broader market. The consumer staples, utilities and consumer discretionary sectors registered the lowest returns.

US Treasuries underperformed the broad fixed income market as risk appetite drastically improved over the period. Growing inflation concerns and Fed policy also contributed to the rise in yields. While the prices of short-term government debt were relatively stable, longer-maturity bonds declined sharply. The yield on the 10-year note rose from 0.69% on September 30, 2020 to 1.52% on the final day of the period, and the 30-year bond moved from 1.46% to 2.08% (prices and yields move in opposite directions).

Despite the weakness in US Treasuries, investment grade corporates registered a solid gain for the 12-month period. As growth accelerated and the credit outlook improved, investors sought opportunities in higher-yielding segments of the market. Corporate yield spreads over Treasuries fell sharply as a result, leading to positive relative performance.

Specifically, high yield corporates posted double-digit gains. The category tends to have lower interest rate sensitivity than investment grade bonds, a key tailwind as concerns about Fed policy were the main factor driving market performance. High yield also benefited from favorable credit conditions, robust gains for equities and a rally in oil prices. Leveraged loans, which typically offer yields that adjust upward with prevailing interest rates, also outperformed.

Emerging market bonds, while experiencing bouts of volatility, finished comfortably ahead of domestic investment grade debt. Although investors remained on edge due to negative headlines out of China during the second half of the period, the asset class benefited from its above-average yield and the broader strength in higher-risk assets.

Performance Results

For the 12 months ended September 30, 2021 Class Y shares of the Loomis Sayles Global Allocation Fund returned 17.02% at net asset value. The Fund underperformed its primary index, the MSCI All Country World Index (Net), which returned 27.44%. The Fund outperformed its secondary blended index (60% MSCI All Country World Index (Net)/40% Bloomberg Global Aggregate Bond Index), which returned 15.48%.

9  |

Explanation of Fund Performance

In equities, the largest contributors to return were ASML Holding, Alphabet and IQVIA Holdings.

Shares of ASML, the leader in photolithography in the semiconductor industry, outperformed over the period. The company, with its critical manufacturing equipment, has been a beneficiary of the chip shortage as it has prompted governments to make investments in semiconductor production. Specifically, the Biden administration announced it would study supply chains for critical industries and sought $37 billion for chip manufacturing onshore while the European Union outlined a plan to produce 20% of the world’s chips by 2030. Shares were also supported by positive announcements from ASML’s customers. TSMC, a key customer for ASML’s next generation equipment, announced a large increase in spending, while Intel announced its intention to revive its manufacturing and foundry capabilities, a move which would require lithography equipment.

Alphabet shares outperformed as improved Covid-19 vaccination rates drove consumer optimism. Despite the stock price rally, we believe the market may still be underappreciating the extent of digital advertising market share gains during the pandemic. We expect Alphabet to benefit in the second half of 2021 as industries like travel, restaurants and entertainment come back online globally, building on a larger base of e-commerce advertisers. Our longer-term view is supported by revenue growth acceleration at Google Cloud, which suggests the cloud computing platform is gaining market share.

Shares of IQVIA, a healthcare services company, outperformed following better-than-expected results that underlined strong momentum in the company’s outsourced clinical research and healthcare technology businesses. Requests for proposals continued to increase, biotech funding was robust and clinical studies were able to progress with Covid-19 restrictions lifted in many regions. Looking ahead, we believe IQVIA’s differentiated data-driven offerings will enable the company to gain market share in key segments.

In fixed income, the Fund’s corporate credit allocation was a positive source of return during the period. Particularly helpful to performance were overweight allocations to the communications, consumer cyclical, transportation and energy sectors. Accommodative fiscal and monetary policy and strong corporate earnings helped to bolster the asset class.

Allocations to high yield corporate credit also contributed to performance. In particular, BB holdings contributed to results, generally outpacing higher-grade names as investors sought yield. Issuers within communications added value as cable and wireless operators continued to benefit from strong media and data demand.

Within the transportation sector, allocations to airline companies contributed to performance. Favored issuers, particularly in the US, benefited from government support throughout the pandemic. As vaccination rates improved and the economy began to reopen, the domestic market was further aided by pent-up consumer demand.

In equities, the largest detractors from return were Alibaba, Farfetch, and Nestle.

Shares of Alibaba, a Chinese e-commerce company, underperformed along with the broader Chinese technology sector due to increased regulatory actions by the Chinese government. Shares of Farfetch, a luxury goods marketplace platform, underperformed as physical stores reopened, moderating the surge in online shopping seen in 2020. Shares of Nestle, a multinational consumer packaged food company, underperformed over the period. We eliminated our position in early 2021 due to concerns around our intrinsic value growth alpha driver. We believe weakness in Nestle’s nutrition and confectionery businesses will continue, and margin growth will likely be pressured by increased investment around marketing. We found more attractive risk/reward within existing holdings and new opportunities.

In fixed income, allocations to US dollar fixed income markets detracted from performance. Allocations to US Treasuries in the ten and thirty-year maturity ranges were the primary detractors.

Positioning along the yield curve (which depicts the relationship among bond yields across the maturity spectrum) in the euro pay markets also detracted from performance as core euro zone government yields moved modestly higher in the period amid continued vaccination progress and optimism surrounding the economic recovery.

Although in line with the returns posted by the underlying cash bond markets, the Fund’s use of forward foreign currency contracts in managing relative exposures detracted from performance as currency markets experienced slightly higher levels of volatility in the period.

Finally, currency allocation detracted from performance, particularly exposure to the Japanese yen. Rising commodity prices, a stronger US dollar and slower-than-expected growth related to the pandemic proved to be a headwind for the yen.

Outlook

The economic outlook in large part continues to depend on the successful management of the pandemic on a global scale. While much of the developed world has made demonstrable progress in terms of infection rates, and some emerging markets have gained

|  10

LOOMIS SAYLES GLOBAL ALLOCATION FUND

better control of the virus, there remain regions that continue to struggle to manage the virus, such as Africa. The recent increase in vaccine production is positive, but with a lack of consensus on duration of antibodies and the potential for new variants, uncertainty persists. The outlook is also reliant on the duration of fiscal and monetary support, and other relief packages, in the US and globally. Supply chain issues and inflation surprises remain risks. Thus, our focus remains on investing in companies we believe have the ability to successfully navigate the current environment and generate value over the longer term.

In equities, we currently hold a diverse group of technology names spanning digital payments, cloud storage and collaboration, and semiconductor manufacturing and equipment. We have selective exposure to consumer-related names, focusing on best-in-class e-commerce platform retailers and physical retailers with compelling value propositions. We also have exposure to the growing online fitness industry. We have focused our healthcare exposure toward higher growth areas in the industry, and away from areas that are exposed to reimbursement risk. We continue to have no direct exposure to the energy or utilities sectors, as we typically do not find many opportunities, which meet our three alpha drivers.

As the pandemic continues to evolve, there could be further volatility in global equities. However, we believe our portfolio companies have sustainable competitive advantages and strong balance sheets that will prove resilient. This is evidenced by the portfolio’s return on equity, which is meaningfully higher than the MSCI ACWI (Net) benchmark,1 and financial leverage which is significantly less than the benchmark by key measures. This profile should allow our holdings the flexibility to weather challenging environments, and quite possibly emerge stronger.

In fixed income, most major developed market government bonds are expensive and we think yields are likely to see some upside pressure as the cyclical upturn gradually progresses, output gaps compress, and central banks look to move towards policy normalization. Although investment grade corporate credit spreads look fair-to-slightly-rich, we still like the yield advantage they offer. The fundamental backdrop underpinned by solid corporate profit growth and technical backdrop remain supportive.

Our primary US dollar view is for moderate softening as global growth starts to catch up to the US. Healthy investor risk appetites and cyclical improvement abroad are typically consistent with a weaker dollar. Rising twin deficits and higher commodities prices are additional headwinds for the dollar.

[1]	The MSCI All Country World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

Hypothetical Growth of $100,000 Investment in Class Y Shares4

September 30, 2011 through September 30, 2021

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Top Ten Holdings as of September 30, 2021

Security Name		% of Net Assets
1	ASML Holding NV	3.52%
2	Airbnb, Inc., Class A	3.32
3	Danaher Corp.	3.15
4	Amazon.com, Inc.	2.91
5	salesforce.com, Inc.	2.83
6	IQVIA Holdings, Inc.	2.67
7	Alphabet, Inc., Class A	2.66
8	S&P Global, Inc.	2.48
9	Facebook, Inc., Class A	2.26
10	Linde PLC	2.23

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

Average Annual Total Returns — September 30, 20214

				Life of Class N	Expense Ratios[5]
	1 Year	5 Years	10 Years		Gross	Net

Class Y (Inception 5/1/96)
NAV	17.02%	12.47%	11.31%	—	0.90%	0.90%

Class A (Inception 2/1/06)
NAV	16.73	12.18	11.03	—	1.15	1.15
With 5.75% Maximum Sales Charge	10.02	10.86	10.38	—

Class C (Inception 2/1/06)
NAV	15.85	11.34	10.37	—	1.90	1.90
With CDSC[1]	14.85	11.34	10.37	—

Class N (Inception 2/1/17)
NAV	17.10	—	—	13.25	0.82	0.82

Comparative Performance
MSCI All Country World Index (Net)	27.44	13.20	11.90	13.20
Blended Index[3]	15.48	8.83	7.99	9.52

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	The MSCI All Country World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

3

The Blended Index is an unmanaged, blended index composed of the following weights: 60% MSCI All Country World Index (Net) and 40% Bloomberg Global Aggregate Bond Index. The Bloomberg Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The four major components of this index are the U.S. Aggregate, the Pan-European Aggregate, the Asian-Pacific Aggregate, and the Canadian Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  12

LOOMIS SAYLES GROWTH FUND

Manager	Symbols

Aziz V. Hamzaogullari, CFA®	Class A LGRRX

Loomis, Sayles & Company, L.P.	Class C LGRCX

Class N LGRNX

Class Y LSGRX

Investment Goal

The Fund seeks long-term growth of capital.

Market Conditions

The US equity market delivered strong returns over the period, with a confluence of positive factors contributing to the gain. As business conditions slowly returned to normal, following the rollout of vaccinations and the gradual reopening of the economy, economic growth and corporate earnings rebounded off their previously depressed levels. The US Federal Reserve and other major central banks kept interest rates at ultra-low levels and continued to pursue stimulative quantitative easing policies. Low rates, in addition to helping the economy recover, also depressed bond yields and may have made equities a more compelling investment alternative. Consumers and businesses also benefited from aggressive fiscal stimulus enacted by the US government. Together, these factors helped stocks overcome periodic bouts of volatility caused by issues such as rising inflation, new Covid-19 variants, and worries about the health of China’s economy.

Although investors’ style preferences experienced a number of shifts over the course of the year, value stocks outperformed growth. The bulk of the advantage occurred in the five months following the approval of a Covid-19 vaccine in early November 2020, a milestone that fueled investor enthusiasm for the more economically sensitive stocks typically represented in the value category. Small- and mid-cap stocks both strongly outpaced large caps, reflecting investors’ robust appetite for risk amid optimism about the economic outlook.

Performance Results

For the 12 months ended September 30, 2021, Class Y shares of the Loomis Sayles Growth Fund returned 20.72% at net asset value. The Fund underperformed its benchmark, the Russell 1000® Growth Index, which returned 27.32%.

Explanation of Fund Performance

We are an active manager with a long-term, private equity approach to investing. Through our proprietary bottom-up research framework, we look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value. Given the rare confluence of quality, growth, and valuation, we may study dozens of companies but may only invest in a select few businesses each year. We believe identifying those few businesses with these characteristics is an art, not a science. Because of this rigorous approach, ours is a selective, high-conviction portfolio of typically 30-40 names.

The Fund’s positions in Alphabet, Nvidia, and Deere contributed the most to performance. Stock selection in the industrials and communication services sectors, along with our allocations in the communication services, energy, and healthcare sectors, contributed positively to relative performance.

Alphabet is a holding company that owns a collection of businesses — the largest and most important of which by far is Google. Google is the global leader in online search and advertising, and also offers online cloud solutions to businesses and consumers globally. We believe Alphabet’s competitive advantages include its scale, brand strength, the power of its network and business ecosystem, as well as its innovative culture that is reinforced by its massive investments in research and development (R&D). A long-term Fund holding, Alphabet reported financial results during the period that reflected a strong recovery in advertising spending, which had been depressed due to Covid-19, while revenue growth accelerated and adjusted operating margins expanded. Beginning in 2021, the company began presenting results in three segments. Google Services represents approximately 93% of total revenue and is driven by the secular shift of advertising to online and mobile platforms. The segment’s search and YouTube businesses both benefited from strong growth in direct response ads — particularly for YouTube, where in just three years direct response ads have grown from almost nothing to become one of the largest drivers. YouTube is also benefiting from strong demand from brand advertisers due to its reach and engagement with over 2 billion monthly users who spent over 1 billion hours daily on the platform. Google Cloud revenue represents approximately 7% of total revenue, and was driven by Google Cloud Platform, which encompasses the company’s infrastructure- and platform-as-a-service offerings. Other Bets includes a number of early-stage and pre-revenue businesses and represents less than 1% of revenues. Google’s attractive financial model generates strong free cash flow and earns high returns on

13  |

invested capital, enabling it to reinvest significantly in its business. Over the past five years, Google has invested over $100 billion in R&D, an amount very few companies could replicate. We believe the global secular shift from traditional advertising to online advertising is the biggest long-term growth driver for Google. Online advertising accounts for approximately $330 billion or around 20% of the $1.5 trillion annual spending on global advertising and marketing. Over our investment horizon, we believe this penetration will increase to over 40%. We believe investors underestimate Alphabet’s growth opportunities and the intrinsic value of the business given its unique and difficult-to-replicate attributes and business model. We believe the company’s shares trade at a significant discount to our estimate of intrinsic value and offer a compelling reward-to-risk opportunity.

Nvidia is the world leader in graphic processing units (GPUs), which enable computers to produce and utilize highly realistic 3D graphic imagery and models. We believe the company’s competitive advantages include its intellectual property, brands, and a large and growing ecosystem of developers and applications utilizing GPU technology. A portfolio holding since January 2019, Nvidia reported financial results during the period that were better than consensus expectations, driven by broad-based strength that included quarterly revenue records in the company’s gaming, data center, and professional visualization segments in the second half of the year. In gaming, Nvidia is benefiting from record sales of PCs and gaming laptops and the roll out of Turing, its newest GPU architecture, which is becoming the industry norm for the latest blockbuster titles. Data center revenue benefited from a pickup in demand from hyperscale data center customers and rising demand from industry verticals such as industrials and enterprise clients, which are adopting more artificial intelligence capabilities. The company saw strong traction for its latest architecture, Ampere, which for the first time enables clients to address both training and inferencing through a single architecture with performance that surpasses its already leading T4 inferencing and V100 training products. The company’s professional visualization segment addresses a more mature market, but Nvidia has been able to drive greater adoption of its products through ongoing innovation. Over our investment horizon, we believe Nvidia can sustain total annualized revenue growth of approximately 20%, driven by secular growth in spending on GPUs. As Nvidia’s business mix shifts increasingly towards its more profitable data center segment, we believe operating profits and free cash flow will grow faster than revenues. We believe Nvidia’s strong free cash flow growth prospects are not currently reflected in its share price. As a result, we believe the company’s shares trade at a significant discount to our estimate of intrinsic value and offer a compelling long-term reward-to-risk opportunity.

A Fund holding since the third quarter of 2016, Deere manufactures a full line of equipment used in agriculture, construction, forestry, and turf care, including value-added components such as precision agriculture tools. We believe the company’s competitive advantages include its iconic brand, scale, and global distribution. Deere’s distribution network of approximately 1,500 exclusive dealers in North America gives it unmatched reach for sales and service, and the company is among the market leaders in Europe and Latin America. During the period, Deere reported financial results that were well above consensus expectations and reflected strong global agricultural fundamentals, including grain prices that reached their highest levels since the prior cycle peak around 2012. The company also posted strong pricing gains and record margins. Despite strong growth in demand in 2021, agricultural equipment volumes have been near trough levels for the last seven years. Compared to the prior peak, average equipment age is at its highest in over 20 years, new and used inventories are near all-time lows, farmer incomes are expected to be higher, land values are also higher, and large agricultural equipment demands remain significantly below peak levels — all of which are conducive to above-average volume growth. Deere has seen very strong demand for sprayers, planters, and tractors in its 2022 order book, and the company expects its net pricing growth in 2022 to again be positive in spite of rising material and logistics costs. We believe Deere’s long-term secular growth driver is the global growth in demand for agricultural equipment, fueled by the steady increase in global demand for grains from a growing population with increasing affluence. We believe Deere’s market leadership, superior technology, and demonstrated pricing power leave it well positioned over our long-term investment horizon, and we believe continued adoption of its growing precision agricultural offerings, including subscription-based offerings, will lower cyclicality and enable the company to realize sustainably higher margins. We trimmed our position during the period following strong market appreciation, but we believe the company’s shares continue to trade at a discount to our estimate of intrinsic value.

The Fund’s positions in Alibaba, Vertex Pharmaceuticals, and Novartis detracted the most from performance. Stock selection in the consumer discretionary, healthcare, information technology, financials, consumer staples, and energy sectors, along with our allocations in the industrials, information technology, financials, and consumer staples sectors, detracted from relative performance.

A Fund holding since its initial public offering in the third quarter of 2014, Alibaba Group is a leading China e-commerce and consumer-engagement platform provider. With over 60% of China’s e-commerce transactions estimated to take place through its marketplaces, Alibaba is the world’s largest retail platform, and we believe Alibaba’s scale and interconnected sites create an unparalleled and difficult-to-replicate business ecosystem. During the period, Alibaba reported solid fundamentals and continued market share gains. However, shares have been under pressure since late-2020, despite good fundamentals, due to investor concern regarding increasing regulatory intervention by the Chinese government and the uncertainty these measures have created among investors questioning the ultimate impact on the businesses. In April, China’s State Administration for Market Regulation (SAMR) concluded that Alibaba’s practices had violated antitrust law. The company was fined approximately $2.8 billion and ordered to carry

|  14

LOOMIS SAYLES GROWTH FUND

out “comprehensive” self-inspections to standardize business practices and ensure compliance with anti-monopoly laws. Alibaba cooperated fully with the investigation and has changed certain business practices. Before the ruling, we believed that Alibaba could potentially be fined a meaningful percentage of prior-year revenue if it was found to have violated the rules. The $2.8 billion fine represented under 3% of FY 2021 revenues, approximately 20% of Alibaba’s free cash flow in the preceding quarter, and a fraction of the company’s approximately $70 billion of cash and short-term investments. We do not believe the investigation, fine, or any potential remedies will ultimately impact Alibaba’s strong and sustainable competitive advantages. In August, China passed the Personal Information Protection Law (PIPL) which is focused on protecting personal information rights and interests by standardizing the handling and usage of personal information by businesses. The law allows companies such as Alibaba to continue to collect, maintain, and use personalized data in their operations, but with certain restrictions. We believe the focus of PIPL is similar to the General Data Protection Regulation (GDPR) which went into effect in the European Union in 2018. The GDPR impacted other portfolio holdings such as Alphabet and Facebook, which incurred increased compliance costs and other disruptions as they adjusted certain business practices to comply with the new regulations. However, both companies continued to generate strong growth in revenue and free cash flow due to their competitive advantages and strong value propositions. While PIPL will go into effect beginning in November, we believe Alibaba has already started to implement portions of PIPL’s requirements into its business. As with Facebook and Google, we expect that Alibaba will experience other short-term disruptions as it further modifies its practices to fully comply with the law. However, we do not believe the law’s provisions will ultimately impact the company’s difficult-to-replicate competitive advantages. We believe SAMR and other Chinese regulatory efforts are focused on promoting sustainable and healthy development of China’s online ecosystem, fair competitive behavior, compliance with social responsibility, and setting reasonable limits on the usage of personal information. We believe that many of the companies to which the regulations pertain, including Alibaba, are engaged in activities that are supportive of the Chinese government’s long-term strategic goals. These goals include promoting domestic consumption as well as the development of domestic cloud technologies in order to reduce China’s dependence on foreign companies and countries. On both of these counts, Alibaba is a leader and its continued success advances those long-term goals. We believe Alibaba continues to execute well on its business model, allowing it to expand its already dominant market position and to invest to strengthen its competitive advantages. We believe the near-term uncertainty regarding the regulatory environment does not change the long-term fundamentals; namely, China remains one of the largest and most attractive e-commerce markets and Alibaba is one of the best-positioned companies to take advantage of this long-term secular opportunity. Many great businesses in our portfolio, including Microsoft, Google, Facebook, Visa, and others, have faced significant regulatory challenges around the globe over the last few decades, which often resulted in near-term uncertainty and share weakness. We recognize that the individual circumstances of these challenges had significant differences in terms of regulatory bodies and geographies. We also recognize that China offers both unique differences and challenges that we do not take lightly. However, while all of these situations are different, what is similar is that the uncertainty associated with these challenges did not change the strong underlying business characteristics of these companies; nor did it prevent them from continuing to generate strong long-term returns for shareholders. We believe the current market price embeds expectations for revenue and cash flow growth that are well below our long-term assumptions, and we added to our position in July, taking advantage of the long-term secular opportunity. With its shares trading at a significant discount to our estimate of intrinsic value, we believe Alibaba offers a compelling reward-to-risk opportunity.

Vertex Pharmaceuticals, founded in 1989, is a global biopharmaceutical company with deep expertise in protein and genetic science and a focus on specialty markets. The company is the leader in creating therapies for patients suffering from cystic fibrosis (CF), with four currently approved treatments, and the company is building out its capabilities to address related diseases that lever its core expertise in biology and medicinal chemistry. We initiated a new position in Vertex in June 2021. While the share price declined modestly during our holding period, given our short length of ownership, it was among the lowest contributors in a full-year period during which the Fund returned approximately 21.5% (gross). We believe Vertex’s strong and sustainable competitive advantages include its unparalleled understanding of CF, rooted in its history of investment and innovation for which it is recognized as setting the standard of care, its partnerships with the CF Foundation and other entities that enhance its solutions capabilities, and its broader understanding of biology and serial approach to drug development. Vertex created the only four therapies approved for CF, which currently account for all of the company’s revenues. Over our long-term investment horizon, we believe growing medical access, ongoing market penetration, lower patient mortality, and ongoing innovation will drive mid-single-digit growth in the company’s dominant CF franchise. We also believe the company’s deep understanding of biology, well-defined and disciplined approach to innovation, and growing pipeline of clinical therapies addressing diseases outside of CF, will collectively enable the company to realize high-single-digit growth in revenues over our forecast period. As the company continues to penetrate its core CF market, we expect it to realize operating leverage from its existing distribution infrastructure and for operating margins and free cash flow to grow faster than revenues, in the low double digits. We believe expectations embedded in Vertex’s share price underestimate the defensibility of its dominant CF franchise, the life-changing benefit of its therapies for its growing base of 40,000 patients, and the strength of its science and innovation ability that is contributing to a growing pipeline of potentially transformative therapies. We believe the shares embed expectations for revenue and free cash flow that are well below our long-term expectations. At today’s valuation, we believe we are buying the core, established CF franchise at a discount and receiving the pipeline for free. As a result, we believe the shares are trading at a significant discount to our estimate of intrinsic value and offer a compelling long-term reward-to-risk opportunity.

15  |

Novartis is a diversified global healthcare company with market leadership in branded and generic pharmaceuticals. The company’s Innovative Medicines division accounts for about 80% of total revenue and 85% of core operating income while the Sandoz generics and biosimilars division accounts for about 20% of revenue and approximately 15% of core operating income. We believe Novartis’ strong and sustainable competitive advantages include its brand, culture of innovation, product breadth, clinical trials expertise, powerful global manufacturing and distribution network, and the benefits of scale. Decades of investment in innovative research and development and the accumulation of intellectual property has resulted in a broad suite of mature, successful products, newer, differentiated, rapidly growing products, and a large, well-balanced clinical pipeline of approximately 75 new molecular entities that we believe will lay the foundation of growth for the next 10 years. A holding since 2010, Novartis reported financial results that were fundamentally solid but mixed versus consensus expectations during the period. Results were impacted earlier in the period by a decline in patient visits to physician offices due to Covid-19. Shares also declined in response to management’s guidance for lower margins due to increased investment spending. We view the market reaction to higher investment spending as short sighted as the company’s continued investments in innovation and its pipeline represent the cornerstone of its competitive differentiation and lay the groundwork for sustainable long-term revenue generation. We believe the company executed well during the period, which included strong performance in its “growth” portfolio that now accounts for over 50% of sales. Novartis remains a differentiated business that we believe will benefit from accelerating growth, continued solid execution, a structurally improving business, and a strong management team that is making sound strategic decisions to enable greater focus on the company’s long-term competitive advantages of brand, scale, technology, and innovation. We believe the company is focused on and executing in the right areas of growth to create long-term shareholder value, and the current stock price embeds future growth well below our forecasts. As a result, we believe the shares are selling at a significant discount to our estimate of intrinsic value and offer a compelling reward-to-risk opportunity.

All aspects of our quality-growth-valuation investment thesis must be present simultaneously for us to make an investment. Often our research is completed well in advance of the opportunity to invest. We are patient investors and maintain coverage of high-quality businesses in order to take advantage of meaningful price dislocations if and when they occur. During the period we initiated a new position in Vertex Pharmaceuticals. We added to our existing holdings in Alibaba, Boeing, Disney, Novartis, Schlumberger, and Starbucks. We trimmed our existing positions in Cerner, Deere, Expeditors International, and Qualcomm. We sold our position in Varian Medical Systems, which was in the process of being acquired by Siemens Healthineers and reached our view of intrinsic value.

Outlook

Our investment process is characterized by bottom-up, fundamental research and a long-term investment time horizon. The nature of the process leads to a lower-turnover portfolio in which sector positioning is the result of stock selection. The Fund ended the year with overweight positions in the healthcare, communication services, industrials, energy, financials, and consumer staples sectors and underweight positions in the information technology and consumer discretionary sectors. We did not own positions in the real estate, materials, or utilities sectors.

|  16

LOOMIS SAYLES GROWTH FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares3

September 30, 2011 through September 30, 2021

Top Ten Holdings as of September 30, 2021

	Security Name	% of Net Assets
1	NVIDIA Corp.	6.60%
2	Amazon.com, Inc.	6.42
3	Facebook, Inc., Class A	6.25
4	Visa, Inc., Class A	5.18
5	Microsoft Corp.	4.67
6	Oracle Corp.	4.53
7	Autodesk, Inc.	4.33
8	salesforce.com, Inc.	4.17
9	Boeing Co. (The)	4.10
10	Alphabet, Inc., Class A	3.61

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

17  |

Average Annual Total Returns — September 30, 20213

				Life of Class N	Expense Ratios[4]
	1 Year	5 Years	10 Years		Gross	Net

Class Y (Inception 5/16/91)
NAV	20.72%	18.99%	18.85%	—	0.65%	0.65%

Class A (Inception 12/31/96)
NAV	20.43	18.69	18.56	—	0.90	0.90
With 5.75% Maximum Sales Charge	13.53	17.29	17.86	—

Class C (Inception 9/12/03)
NAV	19.55	17.79	17.84	—	1.65	1.65
With CDSC[1]	18.55	17.79	17.84	—

Class N (Inception 2/1/13)
NAV	20.80	19.08	—	17.62	0.57	0.57

Comparative Performance
Russell 1000® Growth Index[2]	27.32	22.84	19.68	18.86

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

The Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Growth Index companies with higher price-to-book ratios and higher forecasted growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  18

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Managers	Symbols

Daniel Conklin, CFA®	Class A LSDRX

Christopher T. Harms	Class C LSCDX

Clifton V. Rowe, CFA®	Class N LSDNX

Class Y LSDIX

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks above-average total return through a combination of current income and capital appreciation.

Market Conditions

The bond market experienced mixed returns over the period as investors reacted to the combination of improving economic growth, rising inflation and the increasing likelihood that the US Federal Reserve (Fed) and other central banks will need to begin tightening monetary policy in the coming year.

Following the approval and rollout of multiple vaccines for Covid-19 in late 2020 and early 2021, business conditions gradually returned to normal. Economic growth surged as a result, allaying fears that the virus would lead to a protracted slowdown. The reopening of the economy, while fueling impressive headline GDP growth, was accompanied by rising commodity prices, disruptions in the global supply chain and a sharp increase in inflation. Although the Fed initially described the rise in inflation as a “transitory” phenomenon, the persistence of price pressures through the summer and early autumn led to a gradual shift in the outlook. In September, Fed Chair Jerome Powell stated that the central bank was likely to announce a tapering of its stimulative quantitative easing (QE) program before the end of 2021. In addition, the markets began to price in a significant likelihood that the Fed will enact its first rate hike in late 2022. Together, these factors dampened returns across the fixed income market.

US Treasuries underperformed the broad fixed income market as risk appetite drastically improved over the past year. Mounting concerns over inflation and Fed policy also played a role in the rise in yields. While the prices of short-term government debt were relatively stable, longer-maturity bonds declined sharply. The yield on the 10-year note rose from 0.69% on September 30, 2020 to 1.52% on the final day of the period, and the 30-year bond moved from 1.46% to 2.08% (prices and yields move in opposite directions).

Despite the weakness in US Treasuries, investment grade corporates registered a solid gain for the 12-month period. As growth accelerated and the credit outlook improved, investors sought opportunities in higher-yielding segments of the market. Corporate yield spreads over Treasuries fell sharply as a result, leading to positive relative performance.

Securitized assets — including mortgage-backed securities (MBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) — produced marginally negative total returns as a group but outpaced the US Treasury market. The category’s underlying fundamentals remained firm, however, with continued strength in both real estate prices and consumer credit. ABS and CMBS posted positive total returns, but MBS experienced small negative total returns due in part to its higher interest rate sensitivity.

Performance Results

For the 12 months ended September 30, 2021, Class Y shares of the Fund returned 0.20% at net asset value. The Fund outperformed its benchmark, the Bloomberg U.S. Intermediate Government/Credit Bond Index, which returned -0.40%.

Explanation of Fund Performance

The Fund favored spread sectors such as corporate bonds and securitized assets, benefiting performance relative to the benchmark during a period of declining risk premiums. While sector allocation provided the bulk of positive contributions to performance, issuer selection also proved additive. The Fund’s overweight allocation to corporate bonds led positive contributions to performance over the period as spreads (the incremental income provided by lower quality bonds relative to Treasuries) declined. Issuer selection within corporates also aided return.

Results within securitized assets were positive overall but more mixed as agency-backed holdings detracted slightly while securitized credit exposures proved beneficial. In particular, holdings of CMBS were the most helpful to performance during the period.

On the downside, holdings of agency MBS detracted from relative performance during the period. Exposure to auto loans within ABS also weighed on return. Finally, within corporate bonds, issuer selection among banking names proved to be a constraint on performance.

19  |

Outlook

We believe the Fed will remain accommodative for the foreseeable future, keeping the fed funds rate unchanged at the zero lower bound and anchoring the front end of the Treasury yield curve into 2023. We expect the Fed to address balance sheet policy later this year and tapering of bond purchases could be completed sometime in 2022. We continue to expect economic activity to be healthy but expectations have moderated from earlier this year as recent data suggests some bumpiness due to increasing Covid-19 Delta variant cases nationwide.

We believe the credit cycle1 is currently in the expansion phase, with strong corporate fundamentals and a healthy consumer supported by significant excess savings and easy financial conditions. We believe risk appetite should remain elevated given the strong expansionary environment, expectations for global growth and continued monetary accommodation.

Inflation is expected to be in the 2% to 2.5% range but could be elevated for some time or settle above this range. We expect tighter monetary conditions if inflation trends toward the higher end of the range while lower inflation could keep the Fed at bay longer.

Corporate debt levels are currently elevated but fundamentals are healthy with stable-to-improving margins and significant free cash flow in a number of industries. While valuations are not overly compelling, we may see some additional spread tightening given low expectations for losses.

We continue to favor spread sectors, such as corporate bonds and securitized assets. However, we are maintaining a risk posture in the lower end of our range, in a similar posture to the beginning of 2020.

We remain overweight in both agency and non-agency CMBS, particularly senior parts of the capital stack.

Within MBS, we remain focused on securities with limited prepayment risk.

We favor ABS in the front end of the curve and prefer consumer-related areas such as auto loans and credit card receivables.

We continue to follow our process in building diversified exposures by asset class, industry and issuer.

We continue to hold select high yield corporate names, which we view as inexpensive.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $100,000 Investment in Class Y Shares1,4

September 30, 2011 through September 30, 2021

See notes to chart on page 21.

|  20

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Average Annual Total Returns — September 30, 20214

				Life of Class N	Expense Ratios[5]
	1 Year	5 Years	10 Years		Gross	Net

Class Y (Inception 1/28/98)[1]
NAV	0.20%	3.13%	3.12%	—	0.47%	0.40%

Class A (Inception 5/28/10)[1]
NAV	-0.06	2.87	2.85	—	0.72	0.65
With 4.25% Maximum Sales Charge	-4.32	1.97	2.40	—

Class C (Inception 8/31/16)[1]
NAV	-0.76	2.09	2.19	—	1.46	1.40
With CDSC[2]	-1.72	2.09	2.19	—

Class N (Inception 2/01/19)	0.25	—	—	5.16	0.43	0.35

Comparative Performance
Bloomberg U.S. Intermediate Government/Credit Bond Index[3]	-0.40	2.60	2.52	4.31

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

As of August 31, 2016, the Fund’s Retail Class shares and Institutional Class shares were redesignated as Class A shares and Class Y shares, respectively. Accordingly, the returns shown in the table for Class A shares prior to August 31, 2016 are those of Retail Class shares, restated to reflect the sales loads of Class A shares, and the returns in the table for Class Y shares prior to August 31, 2016 are those of Institutional Class shares.

2	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3

The Bloomberg U.S. Intermediate Government/Credit Bond Index includes securities in the intermediate maturity range within the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

21  |

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Managers	Symbols

Daniel Conklin, CFA®	Class A NEFLX

Christopher T. Harms	Class C NECLX

Clifton V. Rowe, CFA®	Class N LGANX

Class Y NELYX

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks high current return consistent with preservation of capital.

Market Conditions

The bond market experienced mixed returns over the period, as investors reacted to the combination of improving economic growth, rising inflation and the increasing likelihood that the US Federal Reserve (Fed) and other central banks will need to begin tightening monetary policy in the coming year.

Following the approval and rollout of multiple vaccines for Covid-19 in late 2020 and early 2021, business conditions gradually returned to normal. Economic growth surged as a result, allaying fears that the virus would lead to a protracted slowdown. The reopening of the economy, while fueling impressive headline GDP growth, was accompanied by rising commodity prices, disruptions in the global supply chain and a sharp increase in inflation. Although the Fed initially described the rise in inflation as a “transitory” phenomenon, the persistence of price pressures through the summer and early autumn led to a gradual shift in the outlook. In September, Fed Chair Jerome Powell stated that the central bank was likely to announce a tapering of its stimulative quantitative easing (QE) program before the end of 2021. In addition, the markets began to price in a significant likelihood that the Fed will enact its first rate hike in late 2022. Together, these factors dampened returns across the fixed income market.

US Treasuries underperformed the broad fixed income market as risk appetite drastically improved over the past year. Mounting concerns over inflation and Fed policy also played a role in the rise in yields. While the prices of short-term government debt were relatively stable, longer-maturity bonds declined sharply. The yield on the 10-year note rose from 0.69% on September 30, 2020, to 1.52% on the final day of the period, and the 30-year bond moved from 1.46% to 2.08% (prices and yields move in opposite directions).

Securitized assets — including mortgage-backed securities (MBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) — produced marginally negative total returns as a group but outpaced the US Treasury market. The category’s underlying fundamentals remained firm, however, with continued strength in both real estate prices and consumer credit. ABS and CMBS posted positive total returns, but MBS experienced small negative total returns due in part to its higher interest rate sensitivity.

Performance Review

For the 12 months ended September 30, 2021, Class Y shares of the Limited Term Government and Agency Fund returned -0.33% at net asset value. The Fund held up better than its benchmark, the Bloomberg U.S. 1-5 Year Government Bond Index, which returned -0.43%.

Explanation of Fund Performance

The Fund’s security selection within agency-backed securitized assets was a leading positive contributor to performance relative to the benchmark for the 12 months, most notably holdings of agency CMBS and collateralized mortgage obligations. Within non-agency securitized assets, holdings of ABS and CMBS contributed positively.

Asset allocation decisions were a slight constraint in relative return for the period due to an underweight to US agency securities. The Fund’s cash position was also a slight detractor.

The Fund’s positioning along the yield curve (which depicts the relationship among bond yields across the maturity spectrum) detracted from performance during the period.

Outlook

Agency MBS spreads (the difference in yield between agency MBS and Treasuries of similar maturity) have declined below their longer-term averages. We continue to favor MBS sectors less likely to face refinancing and extension risk, such as low loan balance mortgages and home equity conversion mortgages. Within the commercial real estate sector, we have focused on agency CMBS

|  22

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

opportunities. Our non-agency securitized exposures remain steady, although we have marginally adjusted upward exposure to ABS relative to CMBS. The ABS market has recovered faster than CMBS, and we continue to find opportunities that offer strong credit quality and enhanced yield.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

September 30, 2011 through September 30, 2021

23  |

Average Annual Total Returns — September 30, 20213

				Life of Class N	Expense Ratios[4]
	1 Year	5 Years	10 Years		Gross	Net

Class Y (Inception 3/31/94)
NAV	-0.33%	1.58%	1.59%	—	0.49%	0.49%

Class A (Inception 1/3/89)
NAV	-0.58	1.34	1.34	—	0.74	0.74
With 2.25% Maximum Sales Charge	-2.85	0.89	1.11	—

Class C (Inception 12/30/94)
NAV	-1.35	0.57	0.74	—	1.49	1.49
With CDSC[1]	-2.34	0.57	0.74	—

Class N (Inception 2/1/17)
NAV	-0.25	—	—	1.97	0.42	0.41

Comparative Performance
Bloomberg U.S. 1-5 Year Government Bond Index[2]	-0.43	1.82	1.46	2.16

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2

The Bloomberg U.S. 1-5 Year Government Bond Index is a subindex of the Bloomberg U.S. Government Index, which is comprised of the Bloomberg U.S. Treasury and U.S. Agency Indices. The Bloomberg U.S. Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and U.S. agency debentures (publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government). The Bloomberg U.S. Government Index is a component of the Bloomberg U.S. Government/Credit Index and the Bloomberg U.S. Aggregate Bond Index.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  24

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Fund’s website at im.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from the Fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. First and third quarter schedules of portfolio holdings are also available at im.natixis.com/funddocuments. A hard copy may be requested from the Fund at no charge by calling 800-225-5478.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

25  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectuses. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2021 through September 30, 2021. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of the fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES CORE PLUS BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2021	ENDING ACCOUNT VALUE 9/30/2021	EXPENSES PAID DURING PERIOD* 4/1/2021 – 9/30/2021
Class A
Actual	$1,000.00	$1,018.20	$3.64
Hypothetical (5% return before expenses)	$1,000.00	$1,021.46	$3.65
Class C
Actual	$1,000.00	$1,015.00	$7.43
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.44
Class N
Actual	$1,000.00	$1,020.60	$1.92
Hypothetical (5% return before expenses)	$1,000.00	$1,023.16	$1.93
Class Y
Actual	$1,000.00	$1,020.10	$2.38
Hypothetical (5% return before expenses)	$1,000.00	$1,022.71	$2.38

*

Expenses are equal to the Fund’s annualized expense ratio: 0.72%, 1.47%, 0.38% and 0.47% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

|  26

LOOMIS SAYLES CREDIT INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2021	ENDING ACCOUNT VALUE 9/30/2021	EXPENSES PAID DURING PERIOD* 4/1/2021 – 9/30/2021
Class A
Actual	$1,000.00	$1,030.40	$4.17
Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	$4.15
Class C
Actual	$1,000.00	$1,026.50	$7.98
Hypothetical (5% return before expenses)	$1,000.00	$1,017.20	$7.94
Class N
Actual	$1,000.00	$1,033.10	$2.65
Hypothetical (5% return before expenses)	$1,000.00	$1,022.46	$2.64
Class Y
Actual	$1,000.00	$1,031.80	$2.90
Hypothetical (5% return before expenses)	$1,000.00	$1,022.21	$2.89

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.82%, 1.57%, 0.52% and 0.57% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

LOOMIS SAYLES GLOBAL ALLOCATION FUND	BEGINNING ACCOUNT VALUE 4/1/2021	ENDING ACCOUNT VALUE 9/30/2021	EXPENSES PAID DURING PERIOD* 4/1/2021 – 9/30/2021
Class A
Actual	$1,000.00	$1,066.10	$5.85
Hypothetical (5% return before expenses)	$1,000.00	$1,019.40	$5.72
Class C
Actual	$1,000.00	$1,061.60	$9.72
Hypothetical (5% return before expenses)	$1,000.00	$1,015.64	$9.50
Class N
Actual	$1,000.00	$1,067.50	$4.20
Hypothetical (5% return before expenses)	$1,000.00	$1,021.01	$4.10
Class Y
Actual	$1,000.00	$1,067.10	$4.56
Hypothetical (5% return before expenses)	$1,000.00	$1,020.66	$4.46

*

Expenses are equal to the Fund’s annualized expense ratio: 1.13%, 1.88%, 0.81% and 0.88% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

27  |

LOOMIS SAYLES GROWTH FUND	BEGINNING ACCOUNT VALUE 4/1/2021	ENDING ACCOUNT VALUE 9/30/2021	EXPENSES PAID DURING PERIOD* 4/1/2021 – 9/30/2021
Class A
Actual	$1,000.00	$1,078.70	$4.59
Hypothetical (5% return before expenses)	$1,000.00	$1,020.66	$4.46
Class C
Actual	$1,000.00	$1,074.50	$8.48
Hypothetical (5% return before expenses)	$1,000.00	$1,016.90	$8.24
Class N
Actual	$1,000.00	$1,080.60	$2.92
Hypothetical (5% return before expenses)	$1,000.00	$1,022.26	$2.84
Class Y
Actual	$1,000.00	$1,080.20	$3.29
Hypothetical (5% return before expenses)	$1,000.00	$1,021.91	$3.19

*

Expenses are equal to the Fund’s annualized expense ratio: 0.88%, 1.63%, 0.56% and 0.63% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2021	ENDING ACCOUNT VALUE 9/30/2021	EXPENSES PAID DURING PERIOD* 4/1/2021 – 9/30/2021
Class A
Actual	$1,000.00	$1,009.10	$3.27
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29
Class C
Actual	$1,000.00	$1,005.80	$7.04
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08
Class N
Actual	$1,000.00	$1,009.60	$1.76
Hypothetical (5% return before expenses)	$1,000.00	$1,023.31	$1.78
Class Y
Actual	$1,000.00	$1,010.30	$2.02
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$2.03

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.65%, 1.40%, 0.35% and 0.40% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

|  28

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND	BEGINNING ACCOUNT VALUE 4/1/2021	ENDING ACCOUNT VALUE 9/30/2021	EXPENSES PAID DURING PERIOD* 4/1/2021 – 9/30/2021
Class A
Actual	$1,000.00	$999.20	$3.61
Hypothetical (5% return before expenses)	$1,000.00	$1,021.46	$3.65
Class C
Actual	$1,000.00	$994.80	$7.35
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.44
Class N
Actual	$1,000.00	$1,000.90	$2.01
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$2.03
Class Y
Actual	$1,000.00	$999.60	$2.36
Hypothetical (5% return before expenses)	$1,000.00	$1,022.71	$2.38

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.72%, 1.47%, 0.40% and 0.47% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

29  |

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. This meeting typically includes all the Independent Trustees, including the Trustees who do not serve on the Contract Review Committee. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements at its June board meeting. The Loomis Sayles Credit Income Fund was not included in the most recent annual review as the Fund’s initial board-approved investment advisory agreement is effective until September 29, 2022.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser and Loomis Sayles Core Plus Bond Fund’s advisory administrator (the “Advisers”) believe to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ advisory fees to the fees charged to institutional accounts with similar strategies managed by the Advisers, if any, and to those of peer groups of funds and information about any applicable expense limitations and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Advisers and (v) information obtained through the completion by the Advisers of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) each Fund’s investment objective and strategies and the size, education and experience of the Advisers’ investment staffs and their use of technology, external research and trading cost measurement tools, (ii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iii) the allocation of the Funds’ brokerage, if any, including, to the extent applicable, the use of “soft” commission dollars to pay for research and other similar services, (iv) the Advisers’ policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting, liquidity and valuation, (v) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (vi) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and expense differentials against each Fund’s peer group/category of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Advisers make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent Board or Committee presentations and reviews. In addition, the Trustees are periodically provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings, both at the Board and at the Committee level.

The Board most recently approved the continuation of the Agreements for a one-year period at its meeting held in June 2021. In the case of each of Loomis Sayles Global Allocation Fund and Loomis Sayles Limited Term Government and Agency Fund, the Board approved the Agreement with an amendment that introduced an additional breakpoint in the Fund’s advisory fee effective July 1, 2021. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Advisers and their affiliates to the Funds and the resources dedicated to the Funds by the Advisers and their affiliates. The Trustees also considered their experience with other funds advised or sub-advised by the Advisers, as well as the affiliation between the Advisers and Natixis Investment Managers, LLC, whose affiliates provide investment advisory services to other funds in the Natixis family of funds.

The Trustees considered not only the advisory services provided by the Advisers to the Funds, but also the benefits to the Funds from the monitoring and oversight services provided by Natixis Advisors, LLC (“Natixis Advisors”). They also considered the administrative and shareholder services provided by Natixis Advisors and its affiliates to the Funds. They also took into consideration increases in the services provided resulting from new regulatory requirements.

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For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. As noted above, the Trustees received information about the performance of Loomis Sayles Core Plus Bond Fund, Loomis Sayles Global Allocation Fund, Loomis Sayles Growth Fund, Loomis Sayles Intermediate Duration Bond Fund and Loomis Sayles Limited Term Government and Agency Fund (the “Existing Funds”) over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that measured the performance of the Funds on a risk adjusted basis. The Trustees noted that the Loomis Sayles Credit Income Fund did not yet have one year of performance.

The Board noted that, through December 31, 2020, each Existing Fund’s one-, three- and five-year performance, stated as percentile rankings within categories selected by the independent third-party data provider, was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year	Five-Year
Loomis Sayles Core Plus Bond Fund	16%	29%	12%
Loomis Sayles Global Allocation Fund	13%	4%	1%
Loomis Sayles Growth Fund	62%	66%	46%
Loomis Sayles Intermediate Duration Bond Fund	65%	61%	83%
Loomis Sayles Limited Term Government and Agency Fund	43%	45%	42%

In the case of a Fund that had performance that lagged that of a relevant category median as determined by the independent third party for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Advisers that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s more recent performance had resulted in relative outperformance over certain time periods; and (3) that the Fund had outperformed its relevant performance benchmark for all periods. The Board also considered information about the Funds’ more recent performance, including how that performance had been impacted by the Covid-19 crisis.

The Trustees also considered the Advisers’ performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Advisers to Trustee concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Advisers and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and administrative services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Advisers to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets, the greater regulatory costs associated with the management of such assets, and the entrepreneurial, regulatory and other risks associated with sponsoring and managing mutual funds. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Advisers to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had demonstrated its intention to have competitive fee levels by making recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense limitations for various funds in the fund family. They noted that the Funds have expense limitations in place, and they considered the amounts

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waived or reimbursed by the Advisers for Loomis Sayles Credit Income Fund and Loomis Sayles Intermediate Duration Bond Fund under their respective expense limitation agreements. The Trustees also considered that the current expenses for Loomis Sayles Core Plus Bond Fund, Loomis Sayles Global Allocation Fund, Loomis Sayles Growth Fund, and Loomis Sayles Limited Term Government and Agency Fund were below each Fund’s limitation. They further noted that management had proposed to reduce the expense limitation for Loomis Sayles Limited Term Government and Agency Fund on all share classes, effective as of July 1, 2021. The Trustees also noted that the total advisory fee rate for each Fund was at or below the median of its peer group of funds. They further noted that management had proposed to amend the advisory fee for each of Loomis Sayles Global Allocation Fund and Loomis Sayles Limited Term Government and Agency Fund to introduce an additional breakpoint in each Fund’s advisory fee.

The Trustees also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Advisers’ and their affiliates’ relationships with the Funds, and information about how expenses are determined and allocated for purposes of profitability calculations. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Funds, the expense levels of the Funds, whether the Advisers had implemented breakpoints and/or expense limitations with respect to such Funds and the overall profit margin of Natixis Investment Managers, LLC compared to that of certain other investment managers for which such data was available.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Advisers and their affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense limitations. The Trustees also considered management’s explanation of the factors that are taken into account with respect to the implementation of breakpoints in investment advisory fees or expense limitations. With respect to economies of scale, the Trustees noted that each of Loomis Sayles Core Plus Bond Fund, Loomis Sayles Global Allocation Fund and Loomis Sayles Limited Term Government and Agency Fund had breakpoints in its advisory fee and that each of the Funds was subject to an expense limitation. The Trustees also considered management’s proposal to reduce the expense limitation for Loomis Sayles Limited Term Government and Agency Fund. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Advisers and their affiliates of their relationships with the Funds, as discussed above. The Trustees also considered that the Funds have benefitted from the substantial reinvestment each Adviser has made into its business.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•

The effect of recent market and economic events, including but not limited to the Covid-19 crisis and its significant disruptions to the economy and business operations, on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates were providing to the Funds.

•

So-called “fallout benefits” to the Advisers, such as the engagement of affiliates of the Advisers to provide distribution and administrative services to the Funds, and the benefits of research made available to the Advisers by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Advisers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreements, reflecting the amendments to the advisory fee schedule for each of Loomis Sayles Global Allocation Fund and Loomis Sayles Limited Term Government and Agency Fund described above, should be continued through June 30, 2022.

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LIQUIDITY RISK MANAGEMENT PROGRAM

Annual Report for the Period Commencing on January 1, 2020 and ending December 31, 2020 (including updates through September 30, 2021)

Effective December 1, 2018 (September 29, 2020 for Credit Income Fund), the Funds adopted a liquidity risk management program (the “Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Rule”). The Rule requires registered open-end funds, including mutual funds and exchange-traded funds to establish liquidity risk management programs in order to effectively manage fund liquidity and mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the Funds to assess, manage and review their liquidity risk considering applicable factors during normal and foreseeable stressed conditions. In fulfilling this requirement, each Fund assesses and reviews (where applicable and amongst other matters) its investment strategy, portfolio holdings, possible investment concentrations, use of derivatives, short-term and long-term cash flow projections, use of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Each Program has established a Program Administrator, which is the adviser or sub-adviser of the Fund.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

Each Fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. If a Fund does not hold a majority of highly liquid investments in its portfolio, then the Fund is required to establish a highly liquid investment minimum (“HLIM”). Loomis Sayles Core Plus Bond Fund, Loomis Sayles Credit Income Fund and Loomis Sayles Intermediate Duration Bond Fund have established an HLIM.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material events that impacted the operation of the Funds’ Programs. During the period, the Funds held sufficient liquid assets to meet redemptions on a timely basis and did not have any HLIM or illiquid security violations during the period.

During the period January 1, 2021 through September 30, 2021, the Funds held sufficient liquid assets to meet redemptions on a timely basis and did not have any HLIM or illiquid security violations.

Annual Program Assessment and Conclusion

In the opinion of the Program Administrators, the Program of each Fund approved by the Funds’ Board has been implemented effectively. The Program Administrator has also monitored, assessed and managed each Fund’s liquidity risk regularly and has determined that the Program is operating effectively.

Pursuant to the Rule’s requirements, the Board has received and reviewed a written report prepared by each Fund’s Program Administrator that addressed the operation of the Program, assessed its adequacy and effectiveness and described any material changes made to the Program.

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Portfolio of Investments – as of September 30, 2021

Loomis Sayles Core Plus Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 91.6% of Net Assets
Non-Convertible Bonds — 91.4%
	ABS Car Loan — 0.7%
$4,240,667	Avis Budget Rental Car Funding AESOP LLC, Series 2016-2A, Class A, 2.720%, 11/20/2022, 144A	$4,249,162
8,775,000	Avis Budget Rental Car Funding AESOP LLC, Series 2017-1A, Class A, 3.070%, 9/20/2023, 144A	8,957,002
4,226,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class A, 3.450%, 3/20/2023, 144A	4,259,425
6,444,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class A, 3.350%, 9/22/2025, 144A	6,868,722
7,064,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class A, 2.020%, 2/20/2027, 144A	7,231,777
1,259,536	Exeter Automobile Receivables Trust, Series 2020-1A, Class B, 2.260%, 4/15/2024, 144A	1,263,145
2,460,000	Exeter Automobile Receivables Trust, Series 2021-2A, Class B, 0.570%, 9/15/2025	2,463,221
3,525,000	Exeter Automobile Receivables Trust, Series 2021-2A, Class C, 0.980%, 6/15/2026	3,531,172
8,181,000	Santander Drive Auto Receivables Trust, Series 2021-1, Class C, 0.750%, 2/17/2026	8,214,474
8,315,000	Santander Drive Auto Receivables Trust, Series 2021-2, Class C, 0.900%, 6/15/2026	8,344,183
9,095,000	Santander Drive Auto Receivables Trust, Series 2021-3, Class C, 0.950%, 9/15/2027	9,111,451

		64,493,734

	ABS Home Equity — 0.7%
1,062,732	Bayview Koitere Fund Trust, Series 2017-SPL3, Class A, 4.000%, 11/28/2053, 144A(a)	1,084,688
1,151,085	Bayview Opportunity Master Fund IVa Trust, Series 2016-SPL1, Class A, 4.000%, 4/28/2055, 144A	1,158,127
654,813	Bayview Opportunity Master Fund IVa Trust, Series 2017-RT1, Class A1, 3.000%, 3/28/2057, 144A(a)	662,467
3,696,741	Bayview Opportunity Master Fund IVa Trust, Series 2017-RT5, Class A, 3.500%, 5/28/2069, 144A(a)	3,762,610
2,509,637	Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL1, Class A, 4.000%, 10/28/2064, 144A(a)	2,559,554
977,939	Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL2, Class A, 4.000%, 6/28/2054, 144A(a)	1,000,216
3,857,019	CoreVest American Finance Trust, Series 2019-3, Class A, 2.705%, 10/15/2052, 144A	4,016,514
16,474	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(a)	16,709
20,182,430	Invitation Homes Trust, Series 2018-SFR2, Class A, 1-month LIBOR + 0.900%, 0.984%, 6/17/2037, 144A(b)	20,210,352
300,144	Mill City Mortgage Loan Trust, Series 2016-1, Class A1, 2.500%, 4/25/2057, 144A(a)	301,071
2,197,939	Onslow Bay Financial LLC, Series 2018-EXP1, Class 1A3, 4.000%, 4/25/2048, 144A(a)	2,231,867
414,054	Sequoia Mortgage Trust, Series 2017-CH1, Class A1, 4.000%, 8/25/2047, 144A(a)	418,322
	ABS Home Equity — continued
1,079,126	Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 4.000%, 2/25/2048, 144A(a)	1,096,459
1,915,021	Sequoia Mortgage Trust, Series 2018-CH3, Class A2, 4.000%, 8/25/2048, 144A(a)	1,941,852
1,298,545	Towd Point Mortgage Trust, Series 2015-1, Class A5, 3.184%, 10/25/2053, 144A(a)	1,349,817
4,254,377	Towd Point Mortgage Trust, Series 2015-4, Class M2, 3.750%, 4/25/2055, 144A(a)	4,389,436
1,168,002	Towd Point Mortgage Trust, Series 2016-2, Class A1A, 2.750%, 8/25/2055, 144A(a)	1,173,682
5,101,352	Towd Point Mortgage Trust, Series 2016-2, Class M2, 3.000%, 8/25/2055, 144A(a)	5,320,479
6,752,955	Towd Point Mortgage Trust, Series 2018-3, Class A1, 3.750%, 5/25/2058, 144A(a)	7,062,211

		59,756,433

	ABS Other — 1.3%
21,164,065	CLI Funding VIII LLC, Series 2021-1A, Class A, 1.640%, 2/18/2046, 144A	20,892,155
11,628,000	Donlen Fleet Lease Funding 2 LLC, Series 2021-2, Class A2, 0.560%, 12/11/2034, 144A	11,641,390
7,094,000	OneMain Financial Issuance Trust, Series 2020-1A, Class A, 3.840%, 5/14/2032, 144A	7,330,535
13,500,000	OneMain Financial Issuance Trust, Series 2021-1A, Class A2, 30-day Average SOFR + 0.760%, 0.810%, 6/16/2036, 144A(b)	13,607,649
27,038,533	Textainer Marine Containers Ltd., Series 2021-3A, Class A, 1.940%, 8/20/2046, 144A	26,826,416
10,650,637	Textainer Marine Containers VII Ltd., Series 2021-1A, Class A, 1.680%, 2/20/2046, 144A	10,486,253
9,247,740	Textainer Marine Containers VIII Ltd., Series 2020-2A, Class A, 2.100%, 9/20/2045, 144A	9,328,657
11,484,255	Triton Container Finance VIII LLC, Series 2021-1A, Class A, 1.860%, 3/20/2046, 144A	11,379,584

		111,492,639

	ABS Student Loan — 0.3%
6,562,235	Navient Private Education Refi Loan Trust, Series 2020-HA, Class A, 1.310%, 1/15/2069, 144A	6,606,263
13,443,181	Navient Private Education Refi Loan Trust, Series 2021-CA, Class A, 1.060%, 10/15/2069, 144A	13,461,665
5,363,664	SMB Private Education Loan Trust, Series 2021-A, Class APT2, 1.070%, 1/15/2053, 144A	5,283,789
3,777,000	SoFi Professional Loan Program Trust, Series 2020-A, Class A2FX, 2.540%, 5/15/2046, 144A	3,876,410

		29,228,127

	ABS Whole Business — 0.2%
5,505,203	Domino’s Pizza Master Issuer LLC, Series 2021-1A, Class A21, 2.662%, 4/25/2051, 144A	5,661,638
11,907,720	Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2I, 4.262%, 9/05/2048, 144A	11,915,448

		17,577,086

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2021

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Aerospace & Defense — 1.4%
$22,001,000	Boeing Co. (The), 1.433%, 2/04/2024	$22,033,893
16,774,000	Boeing Co. (The), 5.705%, 5/01/2040	21,315,654
20,949,000	Boeing Co. (The), 5.805%, 5/01/2050	27,924,396
3,211,000	Boeing Co. (The), 5.930%, 5/01/2060	4,386,467
12,659,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	13,323,598
29,847,000	Textron, Inc., 3.000%, 6/01/2030	31,362,957

		120,346,965

	Airlines — 0.8%
7,734,112	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.500%, 4/20/2026, 144A	8,130,485
8,850,467	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.750%, 4/20/2029, 144A	9,536,378
1,681,114	Continental Airlines Pass Through Trust, Series 2012-2, Class A, 4.000%, 4/29/2026	1,762,312
16,151,433	Delta Air Lines, Inc./SkyMiles IP Ltd., 4.750%, 10/20/2028, 144A	18,008,848
15,602,000	Southwest Airlines Co., 5.125%, 6/15/2027	18,246,164
4,592,773	United Airlines Pass Through Trust, Series 2020-1, Class B, 4.875%, 7/15/2027	4,859,338
4,381,000	United Airlines, Inc., 4.375%, 4/15/2026, 144A	4,496,001
6,533,000	United Airlines, Inc., 4.625%, 4/15/2029, 144A	6,751,529

		71,791,055

	Automotive — 2.1%
9,280,000	Dana, Inc., 4.250%, 9/01/2030	9,544,015
16,276,000	Ford Motor Credit Co. LLC, 2.900%, 2/16/2028	16,255,655
20,142,000	General Motors Co., 5.000%, 4/01/2035	23,782,418
7,067,000	General Motors Financial Co., Inc., 2.900%, 2/26/2025	7,414,468
23,341,000	Goodyear Tire & Rubber Co. (The), 5.625%, 4/30/2033	25,441,690
7,091,000	Hyundai Capital America, 2.375%, 10/15/2027, 144A	7,186,925
10,356,000	Hyundai Capital America, 2.650%, 2/10/2025, 144A	10,757,025
7,453,000	Hyundai Capital America, 3.000%, 2/10/2027, 144A	7,838,618
16,811,000	Lear Corp., 5.250%, 5/15/2049	20,879,328
7,676,000	Nissan Motor Co. Ltd., 3.043%, 9/15/2023, 144A	7,985,085
15,593,000	Nissan Motor Co. Ltd., 3.522%, 9/17/2025, 144A	16,577,854
9,825,000	Toyota Motor Corp., 2.358%, 7/02/2024	10,285,092
16,490,000	Toyota Motor Credit Corp., MTN, 1.800%, 2/13/2025	16,937,469
7,096,000	Volkswagen Group of America Finance LLC, 3.200%, 9/26/2026, 144A	7,593,738

		188,479,380

	Banking — 9.0%
27,986,000	Ally Financial, Inc., 3.050%, 6/05/2023	29,033,414
17,876,000	American Express Co., 2.500%, 7/30/2024	18,791,995
10,051,000	Banco Santander Chile, 2.700%, 1/10/2025, 144A	10,453,542
13,578,000	Banco Santander Chile, 3.875%, 9/20/2022, 144A	13,959,542
14,000,000	Banco Santander S.A., 1.849%, 3/25/2026	14,180,102
3,200,000	Banco Santander S.A., 2.958%, 3/25/2031	3,292,096
28,476,000	Bangkok Bank PCL, 4.050%, 3/19/2024, 144A	30,574,918
8,624,000	Bank of America Corp., (fixed rate to 12/20/2022, variable rate thereafter), 3.004%, 12/20/2023	8,887,636
31,146,000	Bank of America Corp., (fixed rate to 4/22/2024, variable rate thereafter), 0.976%, 4/22/2025	31,311,644
	Banking — continued
37,210,000	Bank of America Corp., (fixed rate to 4/23/2026, variable rate thereafter), MTN, 3.559%, 4/23/2027	40,493,023
22,064,000	Barclays PLC, (fixed rate to 3/10/2041, variable rate thereafter), 3.811%, 3/10/2042	23,417,518
7,864,000	BBVA Bancomer S.A., 1.875%, 9/18/2025, 144A	7,906,859
17,513,000	BNP Paribas S.A., (fixed rate to 1/13/2026, variable rate thereafter), 1.323%, 1/13/2027, 144A	17,218,957
26,613,000	BNP Paribas S.A., (fixed rate to 11/19/2024, variable rate thereafter), 2.819%, 11/19/2025, 144A	27,873,547
5,935,000	Citigroup, Inc., 4.000%, 8/05/2024	6,437,468
25,481,000	Citigroup, Inc., 4.050%, 7/30/2022	26,253,486
9,645,000	Citigroup, Inc., (fixed rate to 3/31/2030, variable rate thereafter), 4.412%, 3/31/2031	11,136,671
8,154,000	Citigroup, Inc., (fixed rate to 5/01/2024, variable rate thereafter), 0.981%, 5/01/2025	8,180,407
5,227,000	Credit Suisse AG, 2.100%, 11/12/2021	5,237,923
9,780,000	Deutsche Bank AG, 0.898%, 5/28/2024	9,771,023
10,038,000	Deutsche Bank AG, 1.686%, 3/19/2026	10,095,043
9,382,000	Deutsche Bank AG, (fixed rate to 1/14/2031, variable rate thereafter), 3.729%, 1/14/2032	9,686,771
11,985,000	Deutsche Bank AG, (fixed rate to 11/24/2025, variable rate thereafter), 2.129%, 11/24/2026	12,173,983
30,369,000	DNB Bank ASA, 2.150%, 12/02/2022, 144A	31,063,697
10,768,000	Goldman Sachs Group, Inc. (The), 3.625%, 1/22/2023	11,222,920
15,206,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	21,779,346
5,359,000	Goldman Sachs Group, Inc. (The), (fixed rate to 6/05/2027, variable rate thereafter), 3.691%, 6/05/2028	5,898,823
2,326,000	HSBC Holdings PLC, 4.950%, 3/31/2030	2,766,290
13,610,000	HSBC Holdings PLC, (fixed rate to 5/24/2024, variable rate thereafter), 0.976%, 5/24/2025	13,586,028
16,885,000	Huntington Bancshares, Inc., 2.625%, 8/06/2024	17,710,251
4,740,000	Intesa Sanpaolo SpA, 4.198%, 6/01/2032, 144A	4,858,216
12,576,000	JPMorgan Chase & Co., (fixed rate to 5/13/2030, variable rate thereafter), 2.956%, 5/13/2031	13,083,540
9,258,000	JPMorgan Chase & Co., 3.200%, 1/25/2023	9,610,429
20,006,000	JPMorgan Chase & Co., 4.500%, 1/24/2022	20,270,158
28,355,000	JPMorgan Chase & Co., (fixed rate to 10/15/2029, variable rate thereafter), 2.739%, 10/15/2030	29,365,053
2,889,000	Lloyds Banking Group PLC, 3.000%, 1/11/2022	2,910,399
23,028,000	Morgan Stanley, (fixed rate to 4/05/2023, variable rate thereafter), 0.731%, 4/05/2024	23,104,437
8,931,000	Morgan Stanley, (fixed rate to 7/22/2027, variable rate thereafter), 3.591%, 7/22/2028	9,794,070
2,867,000	Morgan Stanley, GMTN, 3.700%, 10/23/2024	3,109,876
18,457,000	Morgan Stanley, Series F, 3.875%, 4/29/2024	19,914,365
14,159,000	Nationwide Building Society, (fixed rate to 4/26/2022, variable rate thereafter), 3.622%, 4/26/2023, 144A	14,405,201
15,693,000	PNC Bank NA, (fixed rate to 12/09/2021, variable rate thereafter), 2.028%, 12/09/2022	15,741,263
9,780,000	Santander UK Group Holdings PLC, 5.625%, 9/15/2045, 144A	12,623,778
26,503,000	Societe Generale S.A., 2.625%, 1/22/2025, 144A	27,518,567
24,346,000	Standard Chartered PLC, (fixed rate to 1/30/2025, variable rate thereafter), 2.819%, 1/30/2026, 144A	25,353,715

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Banking — continued
$14,566,000	Sumitomo Mitsui Financial Group, Inc., 1.474%, 7/08/2025	$14,683,256
18,720,000	Sumitomo Mitsui Financial Group, Inc., 2.696%, 7/16/2024	19,662,911
12,213,000	Sumitomo Mitsui Financial Group, Inc., 3.040%, 7/16/2029	12,940,284
21,438,000	Toronto-Dominion Bank (The), MTN, 2.650%, 6/12/2024	22,559,105
17,630,000	UniCredit SpA, (fixed rate to 6/03/2026, variable rate thereafter), 1.982%, 6/03/2027, 144A	17,585,324

		799,488,870

	Brokerage — 0.1%
11,958,000	Owl Rock Technology Finance Corp., 3.750%, 6/17/2026, 144A	12,623,999

	Building Materials — 0.7%
19,920,000	American Builders & Contractors Supply Co., Inc., 3.875%, 11/15/2029, 144A	19,826,575
10,762,000	Cemex SAB de CV, 3.875%, 7/11/2031, 144A	10,768,457
19,521,000	Mohawk Industries, Inc., 3.625%, 5/15/2030	21,265,397
7,260,000	Owens Corning, 4.200%, 12/01/2024	7,916,730
1,112,000	Summit Materials LLC/Summit Materials Finance Corp., 5.250%, 1/15/2029, 144A	1,167,600

		60,944,759

	Cable Satellite — 0.7%
23,720,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 1/15/2034, 144A	23,497,625
14,725,000	Sirius XM Radio, Inc., 4.000%, 7/15/2028, 144A	14,973,484
6,180,000	Time Warner Cable LLC, 4.500%, 9/15/2042	6,763,028
783,000	Time Warner Cable LLC, 5.500%, 9/01/2041	959,638
2,245,000	Time Warner Cable LLC, 5.875%, 11/15/2040	2,831,847
7,162,000	Time Warner Cable LLC, 6.550%, 5/01/2037	9,663,580
1,707,000	Time Warner Cable LLC, 6.750%, 6/15/2039	2,336,348

		61,025,550

	Chemicals — 1.4%
1,610,000	Alpek SAB de CV, 3.250%, 2/25/2031, 144A	1,626,116
22,620,000	Ashland LLC, 3.375%, 9/01/2031, 144A	22,817,925
25,853,000	Braskem America Finance Co., 7.125%, 7/22/2041, 144A	33,415,002
8,792,000	Koppers, Inc., 6.000%, 2/15/2025, 144A	8,989,820
11,671,000	Orbia Advance Corp. SAB de CV, 5.875%, 9/17/2044, 144A	14,383,340
9,466,000	Orbia Advance Corp. SAB de CV, 6.750%, 9/19/2042, 144A	12,554,377
3,732,000	RPM International, Inc., 3.450%, 11/15/2022	3,823,380
4,630,000	Sociedad Quimica y Minera de Chile S.A., 3.500%, 9/10/2051, 144A	4,460,311
11,424,000	Sociedad Quimica y Minera de Chile S.A., 4.250%, 1/22/2050, 144A	12,314,044
5,549,000	Univar Solutions USA, Inc., 5.125%, 12/01/2027, 144A	5,826,173

		120,210,488

	Collateralized Mortgage Obligations — 0.2%
4,239,116	Federal Home Loan Mortgage Corp., REMIC, Series 3654, Class DC, 5.000%, 4/15/2030	4,748,927
308,569	Government National Mortgage Association, Series 2010-H24, Class FA, 1-month LIBOR + 0.350%, 0.440%, 10/20/2060(b)	308,740
245,978	Government National Mortgage Association, Series 2012-H18, Class NA, 1-month LIBOR + 0.520%, 0.610%, 8/20/2062(b)	247,023
	Collateralized Mortgage Obligations — continued
40,474	Government National Mortgage Association, Series 2013-H01, Class FA, 1.650%, 1/20/2063(c)(d)	40,172
25,821	Government National Mortgage Association, Series 2013-H03, Class HA, 1.750%, 12/20/2062(c)(d)	25,615
88,125	Government National Mortgage Association, Series 2013-H04, Class BA, 1.650%, 2/20/2063(c)(d)	88,318
99,950	Government National Mortgage Association, Series 2013-H07, Class DA, 2.500%, 3/20/2063(c)(d)	99,806
729,786	Government National Mortgage Association, Series 2013-H10, Class PA, 2.500%, 4/20/2063(c)(d)	730,585
8,939,017	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065	9,156,419
17,534	Government National Mortgage Association, Series 2015-H13, Class FL, 1-month LIBOR + 0.280%, 0.370%, 5/20/2063(b)(c)(d)	17,426

		15,463,031

	Construction Machinery — 0.4%
5,985,000	Caterpillar Financial Services Corp., MTN, 2.150%, 11/08/2024	6,252,625
5,805,000	CNH Industrial Capital LLC, 1.950%, 7/02/2023	5,933,748
7,380,000	CNH Industrial Capital LLC, 4.375%, 4/05/2022	7,521,084
4,061,000	John Deere Capital Corp., MTN, 2.600%, 3/07/2024	4,263,155
13,280,000	United Rentals North America, Inc., 3.750%, 1/15/2032	13,429,400

		37,400,012

	Consumer Cyclical Services — 0.2%
7,466,000	Expedia Group, Inc., 3.600%, 12/15/2023	7,902,645
5,734,000	Expedia Group, Inc., 4.625%, 8/01/2027	6,500,521
1,791,000	Expedia Group, Inc., 6.250%, 5/01/2025, 144A	2,064,902
3,523,000	MercadoLibre, Inc., 2.375%, 1/14/2026	3,465,786

		19,933,854

	Consumer Products — 0.3%
881,000	Hasbro, Inc., 3.900%, 11/19/2029	973,117
2,157,000	Kimberly-Clark de Mexico SAB de CV, 2.431%, 7/01/2031, 144A	2,149,882
11,615,000	Natura Cosmeticos S.A., 4.125%, 5/03/2028, 144A	11,757,284
2,823,000	Newell Brands, Inc., 4.875%, 6/01/2025	3,115,745
7,940,000	Valvoline, Inc., 3.625%, 6/15/2031, 144A	7,840,750
2,535,000	Valvoline, Inc., 4.250%, 2/15/2030, 144A	2,628,288

		28,465,066

	Diversified Manufacturing — 0.3%
2,755,000	Clark Equipment Co., 5.875%, 6/01/2025, 144A	2,882,419
14,817,000	General Electric Co., 4.250%, 5/01/2040	17,309,366
5,319,000	General Electric Co., 4.350%, 5/01/2050	6,422,407

		26,614,192

	Electric — 2.1%
3,587,000	AES Corp. (The), 3.300%, 7/15/2025, 144A	3,810,183
3,609,000	AES Corp. (The), 3.950%, 7/15/2030, 144A	3,968,529
13,678,000	Calpine Corp., 3.750%, 3/01/2031, 144A	13,165,075
14,879,000	Calpine Corp., 5.000%, 2/01/2031, 144A	14,879,000
13,220,000	CenterPoint Energy, Inc., SOFR + 0.650%, 0.700%, 5/13/2024(b)	13,246,969
18,219,000	Clearway Energy Operating LLC, 3.750%, 2/15/2031, 144A	18,264,547

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Electric — continued
$26,317,716	Cometa Energia S.A. de CV, 6.375%, 4/24/2035, 144A	$30,857,522
3,408,000	DPL, Inc., 4.125%, 7/01/2025	3,646,560
7,440,000	DPL, Inc., 4.350%, 4/15/2029	8,091,000
852,000	Edison International, 4.950%, 4/15/2025	938,099
2,811,000	Enel Americas S.A., 4.000%, 10/25/2026	3,069,190
2,853,000	Enel Generacion Chile S.A., 4.250%, 4/15/2024	3,045,242
6,711,000	Entergy Corp., 2.800%, 6/15/2030	6,921,990
14,622,000	National Rural Utilities Cooperative Finance Corp., (fixed rate to 4/30/2023, variable rate thereafter), 4.750%, 4/30/2043	15,246,315
6,785,000	NRG Energy, Inc., 3.875%, 2/15/2032, 144A	6,708,669
9,234,000	Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.500%, 8/15/2028, 144A	9,626,445
11,619,000	PG&E Corp., 5.000%, 7/01/2028	11,836,856
8,950,000	PG&E Corp., 5.250%, 7/01/2030	9,162,562
7,133,000	Transelec S.A., 4.250%, 1/14/2025, 144A	7,748,293
3,713,000	Transelec S.A., 4.625%, 7/26/2023, 144A	3,938,565

		188,171,611

	Finance Companies — 2.4%
1,370,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.300%, 1/23/2023	1,411,643
19,050,000	Air Lease Corp., GMTN, 3.750%, 6/01/2026	20,619,887
24,287,000	Aircastle Ltd., 2.850%, 1/26/2028, 144A	24,596,902
28,047,000	Ares Capital Corp., 2.150%, 7/15/2026	28,121,598
21,425,000	Avolon Holdings Funding Ltd., 2.750%, 2/21/2028, 144A	21,370,059
18,929,000	FS KKR Capital Corp., 3.400%, 1/15/2026	19,778,556
4,133,000	GATX Corp., 4.000%, 6/30/2030	4,611,275
3,315,000	International Lease Finance Corp., 5.875%, 8/15/2022	3,467,139
15,720,000	Navient Corp., 5.000%, 3/15/2027	16,191,600
907,000	Navient Corp., 5.875%, 10/25/2024	968,223
954,000	Navient Corp., 6.750%, 6/15/2026	1,052,863
7,547,000	Navient Corp., MTN, 6.125%, 3/25/2024	8,080,950
22,635,000	OneMain Finance Corp., 3.875%, 9/15/2028	22,493,305
15,397,000	Owl Rock Capital Corp., 3.400%, 7/15/2026	16,034,935
4,537,000	Owl Rock Capital Corp., 2.625%, 1/15/2027	4,545,009
3,702,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	3,743,647
12,169,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	12,275,479
4,045,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033, 144A	4,014,662

		213,377,732

	Financial Other — 0.2%
12,588,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	12,572,265
5,354,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	5,554,775

		18,127,040

	Food & Beverage — 1.7%
22,778,000	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.900%, 2/01/2046	27,999,055
12,823,000	Anheuser-Busch InBev Worldwide, Inc., 4.350%, 6/01/2040	14,900,878
15,493,000	Anheuser-Busch InBev Worldwide, Inc., 4.600%, 6/01/2060	18,615,591
2,684,000	Bacardi Ltd., 5.300%, 5/15/2048, 144A	3,487,080
17,808,000	BRF S.A., 5.750%, 9/21/2050, 144A	17,081,968
3,117,000	Gruma SAB de CV, 4.875%, 12/01/2024, 144A	3,440,420
6,690,000	Kraft Heinz Foods Co., 3.875%, 5/15/2027	7,304,896
	Food & Beverage — continued
12,765,000	Minerva Luxembourg S.A., 4.375%, 3/18/2031, 144A	12,330,352
21,099,000	Post Holdings, Inc., 4.500%, 9/15/2031, 144A	20,848,555
18,264,000	Post Holdings, Inc., 4.625%, 4/15/2030, 144A	18,405,181
1,599,000	Smithfield Foods, Inc., 3.000%, 10/15/2030, 144A	1,609,466

		146,023,442

	Government Owned – No Guarantee — 2.7%
6,872,000	Antares Holdings LP, 3.950%, 7/15/2026, 144A	7,241,666
18,141,000	BOC Aviation USA Corp., 1.625%, 4/29/2024, 144A	18,280,405
6,577,000	CNPC General Capital Ltd., 3.950%, 4/19/2022, 144A	6,690,190
15,245,000	Dolphin Energy Ltd. LLC, 5.500%, 12/15/2021, 144A	15,379,156
3,903,000	Empresa de los Ferrocarriles del Estado, 3.068%, 8/18/2050, 144A	3,435,421
19,956,000	NBN Co. Ltd., 1.450%, 5/05/2026, 144A	19,877,573
7,985,000	OCP S.A., 3.750%, 6/23/2031, 144A	7,955,455
19,460,000	OCP S.A., 5.625%, 4/25/2024, 144A	21,068,135
16,491,000	Ooredoo International Finance Ltd., 2.625%, 4/08/2031, 144A	16,791,796
6,236,000	Ooredoo International Finance Ltd., 3.250%, 2/21/2023, 144A	6,437,423
9,288,000	Ooredoo International Finance Ltd., 3.875%, 1/31/2028, 144A	10,405,012
14,555,000	Qatar Petroleum, 3.125%, 7/12/2041, 144A	14,548,014
8,035,000	SA Global Sukuk Ltd., 0.946%, 6/17/2024, 144A	7,955,614
12,588,000	Saudi Arabian Oil Co., 3.500%, 11/24/2070, 144A	11,835,867
10,431,000	Saudi Arabian Oil Co., 4.375%, 4/16/2049, 144A	11,843,462
12,825,000	Tennessee Valley Authority, 4.250%, 9/15/2065	17,892,003
7,669,000	Tennessee Valley Authority, 4.625%, 9/15/2060	11,142,372
5,427,000	Tennessee Valley Authority, 4.875%, 1/15/2048	7,775,897
9,290,000	Tennessee Valley Authority, 5.250%, 9/15/2039	13,182,666
9,267,000	Transportadora de Gas Internacional S.A. E.S.P., 5.550%, 11/01/2028, 144A	10,534,726

		240,272,853

	Health Insurance — 0.5%
21,336,000	Centene Corp., 2.500%, 3/01/2031	21,042,630
8,295,000	Centene Corp., 2.625%, 8/01/2031	8,238,926
10,179,000	Centene Corp., 3.375%, 2/15/2030	10,538,319

		39,819,875

	Healthcare — 0.2%
15,396,000	DaVita, Inc., 4.625%, 6/01/2030, 144A	15,836,492

	Home Construction — 0.2%
7,881,000	Forestar Group, Inc., 3.850%, 5/15/2026, 144A	7,871,149
246,000	Lennar Corp., 4.500%, 4/30/2024	265,983
1,153,000	Lennar Corp., 4.750%, 11/15/2022	1,191,072
11,190,000	NVR, Inc., 3.000%, 5/15/2030	11,710,205

		21,038,409

	Independent Energy — 1.0%
2,626,000	Aker BP ASA, 3.000%, 1/15/2025, 144A	2,764,371
2,639,000	Chesapeake Energy Corp., 5.875%, 2/01/2029, 144A	2,819,640
10,277,000	Devon Energy Corp., 4.500%, 1/15/2030, 144A	11,200,773
8,296,000	Diamondback Energy, Inc., 4.750%, 5/31/2025	9,266,877
11,391,292	Energean Israel Finance Ltd., 4.500%, 3/30/2024, 144A	11,624,244
1,765,000	EQT Corp., 3.125%, 5/15/2026, 144A	1,809,337
6,641,000	EQT Corp., 3.900%, 10/01/2027	7,187,089
1,371,000	EQT Corp., 5.000%, 1/15/2029	1,543,677

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Independent Energy — continued
$9,078,204	Leviathan Bond Ltd., 6.125%, 6/30/2025, 144A	$9,857,477
17,482,000	Occidental Petroleum Corp., 5.875%, 9/01/2025	19,592,951
2,152,000	Occidental Petroleum Corp., 8.000%, 7/15/2025	2,569,488
8,181,000	Pan American Energy LLC, 9.125%, 4/30/2027, 144A	9,166,811

		89,402,735

	Industrial Other — 0.2%
8,410,000	CK Hutchison International 20 Ltd., 2.500%, 5/08/2030, 144A	8,553,304
3,408,000	Georgetown University (The), Class A, 5.215%, 10/01/2118	4,944,940

		13,498,244

	Life Insurance — 0.4%
11,059,000	Athene Global Funding, 2.450%, 8/20/2027, 144A	11,409,683
15,491,000	Brighthouse Financial, Inc., 5.625%, 5/15/2030	18,700,283
3,077,000	OneAmerica Financial Partners, Inc., 4.250%, 10/15/2050, 144A	3,278,390

		33,388,356

	Lodging — 0.4%
14,012,000	Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032, 144A	13,801,820
21,403,000	Marriott International, Inc., 3.500%, 10/15/2032	22,739,492

		36,541,312

	Media Entertainment — 0.9%
19,514,000	AMC Networks, Inc., 4.250%, 2/15/2029	19,416,430
54,020,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	1,820,949
9,132,000	Lamar Media Corp., 3.625%, 1/15/2031	9,132,731
4,899,000	Lamar Media Corp., 4.000%, 2/15/2030	5,043,520
12,633,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 4.250%, 1/15/2029, 144A	12,521,198
15,950,000	Prosus NV, 3.832%, 2/08/2051, 144A	14,518,175
13,803,000	Prosus NV, 3.680%, 1/21/2030, 144A	14,320,067

		76,773,070

	Metals & Mining — 1.0%
1,835,000	Anglo American Capital PLC, 2.250%, 3/17/2028, 144A	1,823,963
2,286,000	Anglo American Capital PLC, 2.625%, 9/10/2030, 144A	2,270,708
3,322,000	Anglo American Capital PLC, 3.950%, 9/10/2050, 144A	3,552,831
8,696,000	Anglo American Capital PLC, 5.625%, 4/01/2030, 144A	10,495,411
15,187,000	FMG Resources August 2006 Pty Ltd., 4.375%, 4/01/2031, 144A	15,693,486
16,183,000	Fresnillo PLC, 4.250%, 10/02/2050, 144A	16,874,338
31,977,000	Glencore Funding LLC, 2.500%, 9/01/2030, 144A	31,378,710
6,210,000	SunCoke Energy, Inc., 4.875%, 6/30/2029, 144A	6,186,712

		88,276,159

	Midstream — 1.8%
568,000	Energy Transfer LP, 5.150%, 2/01/2043	635,114
4,890,000	Energy Transfer LP, 5.400%, 10/01/2047	5,826,995
5,900,000	Energy Transfer LP, 5.950%, 10/01/2043	7,194,858
8,548,000	Energy Transfer LP, 6.500%, 2/01/2042	11,105,756
1,338,000	Energy Transfer LP, 6.625%, 10/15/2036	1,755,558
11,222,000	Energy Transfer LP/Regency Energy Finance Corp., 5.000%, 10/01/2022	11,576,795
2,327,000	Energy Transfer LP/Regency Energy Finance Corp., 5.875%, 3/01/2022	2,346,733
	Midstream — continued
11,798,000	EQM Midstream Partners LP, 4.500%, 1/15/2029, 144A	12,240,425
3,485,000	EQM Midstream Partners LP, 4.750%, 7/15/2023	3,639,386
5,575,000	EQM Midstream Partners LP, 6.500%, 7/01/2027, 144A	6,270,481
2,014,000	Gray Oak Pipeline LLC, 2.600%, 10/15/2025, 144A	2,064,516
982,000	Gray Oak Pipeline LLC, 3.450%, 10/15/2027, 144A	1,035,104
3,060,000	Kinder Morgan Energy Partners LP, 4.150%, 2/01/2024	3,272,856
10,503,000	Kinder Morgan Energy Partners LP, 4.300%, 5/01/2024	11,325,635
15,243,000	Kinder Morgan, Inc., 5.625%, 11/15/2023, 144A	16,592,931
5,653,000	New Fortress Energy, Inc., 6.500%, 9/30/2026, 144A	5,405,681
15,687,000	New Fortress Energy, Inc., 6.750%, 9/15/2025, 144A	15,098,738
6,694,000	Rattler Midstream LP, 5.625%, 7/15/2025, 144A	6,970,462
6,783,000	Southern Natural Gas Co. LLC, 0.625%, 4/28/2023, 144A	6,779,087
3,310,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.500%, 7/15/2027	3,568,941
19,358,000	Williams Cos., Inc. (The) , 3.500%, 11/15/2030	21,029,757

		155,735,809

	Mortgage Related — 25.4%
66,159,657	FHLMC, 1.500%, with various maturities from 2050 to 2051(e)(f)	63,458,856
166,178,113	FHLMC, 2.000%, with various maturities from 2050 to 2051(e)(f)	167,655,519
31,640,958	FHLMC, 2.500%, with various maturities in 2050(e)(f)	32,523,579
21,284,057	FHLMC, 3.000%, with various maturities from 2042 to 2050(e)(f)	22,462,250
14,411,543	FHLMC, 3.500%, with various maturities from 2043 to 2050(e)	15,598,898
2,609,219	FHLMC, 4.000%, with various maturities from 2044 to 2048(e)	2,833,353
72,761,667	FHLMC, 4.500%, with various maturities from 2041 to 2049(e)(f)	78,715,489
169,642,729	FHLMC, 5.000%, with various maturities from 2048 to 2050(e)(f)	186,860,247
5,656	FHLMC, 6.000%, 6/01/2035	6,646
45,914,321	FNMA, 1.500%, with various maturities in 2051(e)(f)	44,577,931
204,623,325	FNMA, 2.000%, with various maturities from 2050 to 2051(e)(f)	206,458,615
70,830,247	FNMA, 2.500%, with various maturities from 2045 to 2051(e)(f)	73,250,188
63,402,451	FNMA, 3.000%, with various maturities from 2045 to 2050(e)(f)	66,776,933
48,427,027	FNMA, 3.500%, with various maturities from 2043 to 2050(e)(f)	51,375,207
182,811,530	FNMA, 4.000%, with various maturities from 2041 to 2050(e)(f)	196,290,863
202,761,138	FNMA, 4.500%, with various maturities from 2043 to 2050(e)(f)	219,513,316
37,137,543	FNMA, 5.000%, with various maturities from 2048 to 2050(e)(f)	40,891,839
6,000,952	FNMA, 5.500%, 4/01/2050	6,710,138
4,590,198	FNMA, 6.000%, with various maturities from 2034 to 2049(e)	5,177,147

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Mortgage Related — continued
$7,146	FNMA, 6.500%, with various maturities from 2029 to 2031(e)	$8,026
20,727	FNMA, 7.000%, with various maturities in 2030(e)	22,397
12,495	FNMA, 7.500%, with various maturities from 2024 to 2032(e)	14,113
14,160	GNMA, 3.794%, 7/20/2063(a)	14,791
1,501	GNMA, 3.890%, 12/20/2062(a)	1,559
2,156	GNMA, 4.005%, 1/20/2063(a)	2,201
5,790	GNMA, 4.063%, 5/20/2063(a)	6,025
28,017	GNMA, 4.125%, 7/20/2063(a)	28,577
5,067	GNMA, 4.327%, 8/20/2061(a)	5,493
7,015,899	GNMA, 4.381%, 12/20/2066(a)	7,742,074
27,285	GNMA, 4.390%, with various maturities in 2062(a)(e)	27,536
4,555,502	GNMA, 4.407%, 11/20/2066(a)	4,958,711
2,126,968	GNMA, 4.419%, 10/20/2066(a)	2,332,291
2,107	GNMA, 4.422%, 5/20/2063(a)	2,256
2,836,462	GNMA, 4.438%, 2/20/2066(a)	3,095,875
1,315,292	GNMA, 4.449%, 2/20/2066(a)	1,437,121
3,569,949	GNMA, 4.522%, 12/20/2064(a)	3,811,092
2,158,856	GNMA, 4.538%, 9/20/2066(a)	2,362,207
2,607,401	GNMA, 4.539%, 12/20/2063(a)	2,749,603
2,806,946	GNMA, 4.545%, 6/20/2066(a)	3,055,255
3,345,088	GNMA, 4.557%, 6/20/2066(a)	3,650,976
3,033,820	GNMA, 4.561%, 2/20/2065(a)	3,247,847
1,563,442	GNMA, 4.571%, 1/20/2065(a)	1,667,836
2,583,198	GNMA, 4.584%, 6/20/2064(a)	2,749,106
1,737,851	GNMA, 4.585%, 4/20/2066(a)	1,886,625
7,048,006	GNMA, 4.591%, with various maturities from 2064 to 2066(a)(e)	7,625,905
4,391,641	GNMA, 4.605%, 2/20/2065(a)	4,749,973
4,284,504	GNMA, 4.614%, 10/20/2064(a)	4,609,823
2,041,106	GNMA, 4.625%, 3/20/2065(a)	2,201,026
20,445	GNMA, 4.630%, 12/20/2061(a)	20,525
2,975,008	GNMA, 4.640%, 3/20/2066(a)	3,280,858
5,847,577	GNMA, 4.642%, 12/20/2066(a)	6,467,847
546,336	GNMA, 4.644%, 1/20/2064(a)	571,381
2,489,464	GNMA, 4.665%, 1/20/2064(a)	2,608,496
3,370,107	GNMA, 4.666%, 1/20/2065(a)	3,643,466
4,053,977	GNMA, 4.671%, 6/20/2064(a)	4,313,592
44,633	GNMA, 4.700%, with various maturities in 2062(a)(e)	46,160
2,884,995	GNMA, 4.715%, 1/20/2064(a)	3,072,318
113,754	GNMA, 5.500%, 4/15/2038	132,723
24,801	GNMA, 6.000%, with various maturities from 2029 to 2038(e)	28,926
25,587	GNMA, 6.500%, with various maturities from 2029 to 2032(e)	28,584
34,489	GNMA, 7.000%, 9/15/2025	35,639
3,145	GNMA, 7.500%, with various maturities from 2025 to 2030(e)	3,312
87,976,000	UMBS® (TBA), 2.500%, 12/01/2051(g)	90,323,172
236,058,000	UMBS® (TBA), 2.000%, 11/01/2051(g)	236,270,084
9,907,000	UMBS® (TBA), 2.000%, 10/01/2051(g)	9,933,703
309,259,000	UMBS® (TBA), 2.500%, 11/01/2051(g)	318,258,919
26,588,000	UMBS® (TBA), 3.000%, 11/01/2051(g)	27,786,132

		2,252,029,171

	Natural Gas — 0.2%
11,262,000	Atmos Energy Corp., 0.625%, 3/09/2023	11,262,374
2,701,000	Boston Gas Co., 3.001%, 8/01/2029, 144A	2,815,370

		14,077,744

	Non-Agency Commercial Mortgage-Backed Securities — 1.5%
12,696,152	BANK, Series 2019-BN22, Class A4, 2.978%, 11/15/2062	13,581,832
1,531,640	BANK, Series 2019-BN16, Class A4, 4.005%, 2/15/2052	1,742,081
3,409,380	BANK, Series 2019-BN20, Class A3, 3.011%, 9/15/2062	3,654,258
6,138,240	BANK, Series 2019-BN24, Class A3, 2.960%, 11/15/2062	6,555,810
14,179,842	Citigroup Commercial Mortgage Trust, Series 2019-C7, Class A4, 3.102%, 12/15/2072(f)	15,279,985
18,570,071	Citigroup Commercial Mortgage Trust, Series 2019-GC43, Class A4, 3.038%, 11/10/2052(f)	19,922,349
9,877,514	Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class A5, 2.717%, 2/15/2053	10,329,687
915,412	Commercial Mortgage Trust, Series 2010-C1, Class D, 5.985%, 7/10/2046, 144A(a)	928,391
2,112,208	Credit Suisse Mortgage Trust, Series 2014-USA, Class A1, 3.304%, 9/15/2037, 144A	2,215,817
11,367,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class A2, 3.953%, 9/15/2037, 144A	12,192,666
6,366,877	Extended Stay America Trust, Series 2021-ESH, Class A, 1-month LIBOR + 1.080%, 1.164%, 7/15/2038, 144A(b)	6,384,849
1,477,314	Extended Stay America Trust, Series 2021-ESH, Class D, 1-month LIBOR + 2.250%, 2.334%, 7/15/2038, 144A(b)	1,495,627
5,627,003	GS Mortgage Securities Trust, Series 2011-GC5, Class C, 5.303%, 8/10/2044, 144A(a)	4,797,020
2,317,554	GS Mortgage Securities Trust, Series 2014-GC18, Class B, 4.885%, 1/10/2047(a)	2,296,720
6,596,065	GS Mortgage Securities Trust, Series 2020-GC45, Class A5, 2.911%, 2/13/2053	6,994,566
3,825,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A4, 4.297%, 8/15/2046(a)	4,028,379
6,909,759	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.185%, 3/10/2046	7,079,383
4,982,141	WFRBS Commercial Mortgage Trust, Series 2011-C4, Class D, 5.024%, 6/15/2044, 144A(a)	4,744,155
5,245,978	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class AS, 4.176%, 5/15/2047	5,576,540

		129,800,115

	Oil Field Services — 0.3%
25,364,000	Thaioil Treasury Center Co. Ltd., 4.875%, 1/23/2043, 144A	26,662,637

	Paper — 0.4%
4,915,000	Celulosa Arauco y Constitucion S.A., 4.500%, 8/01/2024	5,314,245
13,075,000	Klabin Austria GmbH, 7.000%, 4/03/2049, 144A	15,816,828
8,445,000	Suzano Austria GmbH, 3.125%, 1/15/2032	8,155,759
8,529,000	Suzano Austria GmbH, 3.750%, 1/15/2031	8,761,415

		38,048,247

	Pharmaceuticals — 0.4%
9,325,000	Bausch Health Cos., Inc., 5.250%, 1/30/2030, 144A	8,695,562
3,863,000	Jazz Securities DAC, 4.375%, 1/15/2029, 144A	4,003,227
12,284,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	11,761,930
7,588,000	Teva Pharmaceutical Finance Netherlands III BV, 7.125%, 1/31/2025	8,299,375
2,903,000	Viatris, Inc., 4.000%, 6/22/2050, 144A	3,085,489

		35,845,583

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Property & Casualty Insurance — 0.1%
$2,585,000	Ascot Group Ltd., 4.250%, 12/15/2030, 144A	$2,740,355
7,865,000	Liberty Mutual Group, Inc., 3.950%, 5/15/2060, 144A	8,733,314

		11,473,669

	Refining — 0.1%
12,089,000	Ultrapar International S.A., 5.250%, 10/06/2026, 144A	13,146,788

	REITs – Apartments — 0.0%
1,220,000	American Homes 4 Rent, 2.375%, 7/15/2031	1,208,510
1,715,000	American Homes 4 Rent, 3.375%, 7/15/2051	1,738,896

		2,947,406

	REITs – Diversified — 0.2%
16,503,000	iStar, Inc., 4.250%, 8/01/2025	17,142,161
1,267,000	iStar, Inc., 4.750%, 10/01/2024	1,339,853

		18,482,014

	REITs – Health Care — 0.1%
5,434,000	Welltower, Inc., 2.750%, 1/15/2031	5,599,932

	REITs – Shopping Centers — 0.0%
2,026,000	Brixmor Operating Partnership LP, 4.050%, 7/01/2030	2,262,325

	Retailers — 1.0%
4,081,000	Alibaba Group Holding Ltd., 3.250%, 2/09/2061	3,790,082
1,942,000	Asbury Automotive Group, Inc., 4.500%, 3/01/2028	1,992,978
1,942,000	Asbury Automotive Group, Inc., 4.750%, 3/01/2030	2,026,963
27,444,000	El Puerto de Liverpool SAB de CV, 3.875%, 10/06/2026, 144A	29,605,489
8,418,000	Falabella S.A., 3.750%, 4/30/2023, 144A	8,775,849
6,409,000	Falabella S.A., 4.375%, 1/27/2025, 144A	6,921,784
5,300,000	Group 1 Automotive, Inc., 4.000%, 8/15/2028, 144A	5,392,750
856,000	Hanesbrands, Inc., 4.625%, 5/15/2024, 144A	902,464
4,042,000	Hanesbrands, Inc., 4.875%, 5/15/2026, 144A	4,377,486
5,024,000	Hanesbrands, Inc., 5.375%, 5/15/2025, 144A	5,259,525
3,889,000	Ken Garff Automotive LLC, 4.875%, 9/15/2028, 144A	3,995,947
3,280,000	Lithia Motors, Inc., 3.875%, 6/01/2029, 144A	3,410,610
10,257,000	Lithia Motors, Inc., 4.375%, 1/15/2031, 144A	10,949,347
4,582,000	MercadoLibre, Inc., 3.125%, 1/14/2031	4,421,676

		91,822,950

	Sovereigns — 3.4%
13,213,000	Colombia Government International Bond, 4.125%, 5/15/2051	11,338,340
23,769,000	Dominican Republic, 4.875%, 9/23/2032, 144A	24,244,618
11,070,000	Dominican Republic, 5.300%, 1/21/2041, 144A	10,948,341
16,076,000	Egypt Government International Bond, 5.875%, 2/16/2031, 144A	14,770,147
6,795,000	Indonesia Government International Bond, 3.700%, 1/08/2022, 144A	6,851,874
8,600,000	Kenya Government International Bond, 6.300%, 1/23/2034, 144A	8,491,382
27,253,000	Kingdom of Saudi Arabia, 3.250%, 10/26/2026, 144A	29,367,560
17,866,000	Mexico Government International Bond, 3.771%, 5/24/2061	15,864,472
14,611,000	Morocco Government International Bond, 4.000%, 12/15/2050, 144A	13,328,154
6,285,000	Oman Sovereign Sukuk Co., 4.875%, 6/15/2030, 144A	6,614,271
	Sovereigns — continued
2,980,000	Peruvian Government International Bond, 2.392%, 1/23/2026	3,040,554
7,473,000	Qatar Government International Bond, 4.400%, 4/16/2050, 144A	9,107,644
14,497,000	Republic of Ghana, 7.750%, 4/07/2029, 144A	13,804,043
9,432,000	Republic of Oman, 3.875%, 3/08/2022, 144A	9,492,176
10,029,000	State of Qatar, 3.875%, 4/23/2023, 144A	10,549,625
18,089,000	Ukraine Government International Bond, 7.253%, 3/15/2033, 144A	18,300,279
4,000,460,000	Uruguay Government International Bond, 8.250%, 5/21/2031, (UYU)	94,651,425

		300,764,905

	Supermarkets — 0.3%
12,271,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 3.500%, 3/15/2029, 144A	12,246,151
15,901,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 3.250%, 3/15/2026, 144A	16,139,515

		28,385,666

	Technology — 2.8%
3,425,000	Baidu, Inc., 2.375%, 10/09/2030	3,361,843
4,515,000	Baidu, Inc., 3.075%, 4/07/2025	4,737,183
4,890,000	Broadcom, Inc., 3.137%, 11/15/2035, 144A	4,874,626
18,789,000	Corning, Inc., 5.450%, 11/15/2079	25,502,596
3,133,000	Equifax, Inc., 2.600%, 12/15/2025	3,284,995
2,544,000	Equifax, Inc., 3.300%, 12/15/2022	2,612,387
4,324,000	Equifax, Inc., 7.000%, 7/01/2037	6,130,224
13,320,000	HCL America, Inc., 1.375%, 3/10/2026, 144A	13,158,828
7,756,000	Hewlett Packard Enterprise Co., 4.450%, 10/02/2023	8,307,781
4,916,000	Hewlett Packard Enterprise Co., 4.650%, 10/01/2024	5,430,698
17,421,000	Hewlett Packard Enterprise Co., 6.200%, 10/15/2035	23,064,478
16,919,000	Iron Mountain, Inc., 4.500%, 2/15/2031, 144A	17,160,942
21,206,000	J2 Global, Inc., 4.625%, 10/15/2030, 144A	22,531,375
6,975,000	Jabil, Inc., 3.000%, 1/15/2031	7,152,767
13,294,000	Microchip Technology, Inc., 2.670%, 9/01/2023	13,783,127
6,371,000	Microchip Technology, Inc., 4.333%, 6/01/2023	6,733,609
13,101,000	Micron Technology, Inc., 2.497%, 4/24/2023	13,484,597
6,151,000	Molex Electronic Technologies LLC, 3.900%, 4/15/2025, 144A	6,461,762
17,571,000	Oracle Corp., 4.100%, 3/25/2061	18,706,552
5,778,000	Sabre GLBL, Inc., 7.375%, 9/01/2025, 144A	6,158,192
1,475,000	Sabre GLBL, Inc., 9.250%, 4/15/2025, 144A	1,704,790
1,374,000	Science Applications International Corp., 4.875%, 4/01/2028, 144A	1,419,960
2,060,000	Seagate HDD Cayman, 4.125%, 1/15/2031	2,144,151
5,644,000	Sensata Technologies BV, 4.000%, 4/15/2029, 144A	5,745,310
7,989,000	Sensata Technologies, Inc., 3.750%, 2/15/2031, 144A	8,043,645
16,293,000	Tencent Holdings Ltd., 3.290%, 6/03/2060, 144A	15,179,211

		246,875,629

	Tobacco — 0.4%
3,362,000	Altria Group, Inc., 2.350%, 5/06/2025	3,485,865
31,751,000	BAT Capital Corp., 2.789%, 9/06/2024	33,391,067

		36,876,932

	Transportation Services — 0.1%
9,293,000	Ryder System, Inc., MTN, 2.500%, 9/01/2024	9,712,747

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Treasuries — 16.1%
9,838,100(††)	Mexican Fixed Rate Bonds, Series M, 5.750%, 3/05/2026, (MXN)	$45,448,338
25,562,431(††)	Mexican Fixed Rate Bonds, Series M 20, 8.500%, 5/31/2029, (MXN)	132,456,774
468,727,000	Republic of Uruguay, 8.500%, 3/15/2028, 144A, (UYU)	11,415,531
250,098,000	Republic of Uruguay, 9.875%, 6/20/2022, 144A, (UYU)	5,929,895
40,725,000	U.S. Treasury Bond, 2.000%, 8/15/2051	40,005,949
10,150,000	U.S. Treasury Bond, 2.250%, 5/15/2041	10,554,414
1,860,000	U.S. Treasury Bond, 2.375%, 5/15/2051	1,984,969
38,381,800	U.S. Treasury Note, 0.250%, 5/31/2025(f)	37,734,107
448,836,000	U.S. Treasury Note, 0.625%, 7/31/2026	441,647,613
35,580,500	U.S. Treasury Note, 0.750%, 3/31/2026	35,328,935
72,580,000	U.S. Treasury Note, 0.750%, 8/31/2026	71,803,168
115,805,000	U.S. Treasury Note, 0.875%, 9/30/2026	115,180,739
201,725,000	U.S. Treasury Note, 1.250%, 9/30/2028	200,873,973
25,590,000	U.S. Treasury Note, 1.250%, 8/15/2031	24,970,242
61,745,000	U.S. Treasury Note, 1.625%, 10/31/2023	63,423,692
4,267,700	U.S. Treasury Note, 2.375%, 5/15/2029	4,581,109
20,372,800	U.S. Treasury Note, 2.625%, 2/15/2029	22,212,719
62,385,000	U.S. Treasury Note, 2.875%, 10/15/2021	62,452,202
81,104,600	U.S. Treasury Note, 3.125%, 11/15/2028(f)	91,122,285
93,095,000	Uruguay Government International Bond, 8.500%, 3/15/2028, (UYU)	2,267,266

		1,421,393,920

	Utility Other — 0.3%
25,543,639	Acwa Power Management & Investments One Ltd., 5.950%, 12/15/2039, 144A	30,652,367

	Wireless — 1.1%
13,487,000	America Movil SAB de CV, 2.875%, 5/07/2030	14,030,094
1,207,000	American Tower Corp., 4.700%, 3/15/2022	1,230,250
19,567,000	Bharti Airtel Ltd., 4.375%, 6/10/2025, 144A	21,030,807
983,000	Crown Castle International Corp., 4.150%, 7/01/2050	1,115,971
5,305,000	Empresa Nacional de Telecomunicaciones S.A., 3.050%, 9/14/2032, 144A	5,212,163
7,180,000	Kenbourne Invest S.A., 4.700%, 1/22/2028, 144A	7,220,495
5,452,000	Millicom International Cellular S.A., 4.500%, 4/27/2031, 144A	5,700,066
17,920,000	SBA Communications Corp., 3.125%, 2/01/2029, 144A	17,315,200
20,429,000	T-Mobile USA, Inc., 3.875%, 4/15/2030	22,556,927

		95,411,973

	Wirelines — 0.7%
22,028,000	AT&T, Inc., 1.700%, 3/25/2026	22,300,700
7,956,000	AT&T, Inc., 3.500%, 9/15/2053	7,874,212
2,128,000	AT&T, Inc., 3.550%, 9/15/2055	2,098,514
3,863,000	AT&T, Inc., 3.650%, 6/01/2051	3,936,349
15,891,000	AT&T, Inc., 3.650%, 9/15/2059	15,842,101
7,539,000	AT&T, Inc., 3.800%, 12/01/2057	7,701,480

		59,753,356

	Total Non-Convertible Bonds (Identified Cost $7,958,866,090)	8,093,644,455

Municipals — 0.2%
	Virginia — 0.2%
14,765,000	University of Virginia, Revenue Bond, Series A, 3.227%, 9/01/2119	14,837,710

	Total Municipals (Identified Cost $14,765,000)	14,837,710

	Total Bonds and Notes (Identified Cost $7,973,631,090)	8,108,482,165

Senior Loans — 5.1%
	Aerospace & Defense — 0.2%
12,817,414	TransDigm, Inc., 2020 Term Loan F, 1-month LIBOR + 2.250%, 2.334%, 12/09/2025(b)	12,657,196
6,328,521	TransDigm, Inc., 2020 Term Loan G, 1-month LIBOR + 2.250%, 2.334%, 8/22/2024(b)	6,257,325

		18,914,521

	Automotive — 0.0%
2,724,400	KAR Auction Services, Inc., 2019 Term Loan B6, 1-month LIBOR + 2.250%, 2.375%, 9/19/2026(b)	2,656,290
1,487,781	Visteon Corp., 2018 Term Loan B, LIBOR + 1.750%, 1.834%, 3/25/2024(a)	1,472,903

		4,129,193

	Brokerage — 0.2%
10,157,273	Citadel Securities LP, 2021 Term Loan B, 1-month LIBOR + 2.500%, 2.584%, 2/02/2028(b)	10,059,357
6,231,250	Zebra Buyer LLC, Term Loan B, 4/21/2028(h)	6,247,950

		16,307,307

	Building Materials — 0.8%
19,590,076	American Builders & Contractors Supply Co., Inc., 2019 Term Loan, 1-month LIBOR + 2.000%, 2.084%, 1/15/2027(b)	19,450,203
15,290,908	Beacon Roofing Supply, Inc., 2021 Term Loan B, 1-month LIBOR + 2.250%, 2.334%, 5/19/2028(b)	15,196,868
10,132,652	Quikrete Holdings, Inc., 2016 1st Lien Term Loan, 1-month LIBOR + 2.500%, 2.584%, 2/01/2027(b)	10,041,863
7,323,510	Quikrete Holdings, Inc., 2021 Term Loan B1, 2/21/2028(h)	7,296,999
17,961,174	Summit Materials Cos. I LLC, 2017 Term Loan B, 1-month LIBOR + 2.000%, 2.084%, 11/21/2024(b)	17,921,839

		69,907,772

	Cable Satellite — 0.4%
12,245,142	CSC Holdings LLC, 2017 Term Loan B1, 1-month LIBOR + 2.250%, 2.334%, 7/17/2025(b)	12,061,465
4,217,424	Telenet Financing USD LLC, 2020 USD Term Loan AR, 1-month LIBOR + 2.000%, 2.084%, 4/30/2028(b)	4,166,477
9,994,764	UPC Broadband Holding BV, 2020 USD Term Loan AT, 1-month LIBOR + 2.250%, 2.334%, 4/30/2028(b)	9,884,422
12,405,000	Virgin Media Bristol LLC, USD Term Loan N, 1-month LIBOR + 2.500%, 2.584%, 1/31/2028(b)	12,316,676

		38,429,040

	Chemicals — 0.0%
4,070,400	Venator Materials Corp., Term Loan B, 1-month LIBOR + 3.000%, 3.084%, 8/08/2024(b)	4,011,054

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Consumer Cyclical Services — 0.2%
$430,375	FrontDoor, Inc., 2021 Term Loan B, 1-month LIBOR + 2.250%, 2.334%, 6/17/2028(b)	$429,299
4,344,113	RE/MAX International, Inc., 2021 Term Loan B, 3-month LIBOR + 2.500%, 3.000%, 7/21/2028(b)	4,327,822
11,055,399	Trans Union LLC, 2019 Term Loan B5, 1-month LIBOR + 1.750%, 1.834%, 11/16/2026(b)	10,981,107

		15,738,228

	Consumer Products — 0.1%
6,887,092	Coty, Inc., 2018 USD Term Loan B, 1-month LIBOR + 2.250%, 2.333%, 4/07/2025(b)	6,753,689
4,859,697	SRAM LLC, 2021 Term Loan B, LIBOR + 2.750%, 3.250%, 5/12/2028(a)	4,851,582

		11,605,271

	Electric — 0.2%
5,771,649	Calpine Corp., 2019 Term Loan B10, 1-month LIBOR + 2.000%, 2.084%, 8/12/2026(b)	5,698,407
4,360,722	Calpine Corp., Term Loan B9, 1-month LIBOR + 2.000%, 2.090%, 4/05/2026(b)	4,308,960
9,904,625	Pacific Gas & Electric Co., 2020 Term Loan, 3-month LIBOR + 3.000%, 3.500%, 6/23/2025(b)	9,728,224

		19,735,591

	Food & Beverage — 0.1%
8,942,631	Aramark Services, Inc., 2021 Term Loan B, 1-month LIBOR + 2.500%, 2.584%, 4/06/2028(b)	8,875,561

	Gaming — 0.2%
4,363,013	Churchill Downs, Inc., 2017 Term Loan B, 1-month LIBOR + 2.000%, 2.086%, 12/27/2024(b)	4,352,105
10,062,478	Churchill Downs, Inc., 2021 Incremental Term Loan B1, 1-month LIBOR + 2.000%, 2.090%, 3/10/2028(b)	9,961,853

		14,313,958

	Industrial Other — 0.3%
14,330,952	AEA International Holdings (Lux) S.a.r.l., Term Loan B, 3-month LIBOR + 3.750%, 4.250%, 9/07/2028(b)	14,313,039
7,790,475	AECOM, 2021 Term Loan B, 1-month LIBOR + 1.750%, 1.834%, 4/13/2028(b)	7,782,684
2,315,746	Altra Industrial Motion Corp., 2018 Term Loan B, 1-month LIBOR + 2.000%, 2.084%, 10/01/2025(b)	2,300,694

		24,396,417

	Media Entertainment — 0.6%
5,005,475	E.W. Scripps Co. (The), 2020 Term Loan B3, 1-month LIBOR + 3.000%, 3.750%, 1/07/2028(b)	5,012,433
9,400,342	Entercom Media Corp., 2019 Term Loan, 1-month LIBOR + 2.500%, 2.585%, 11/18/2024(b)	9,253,508
3,468,383	Lamar Media Corp., 2020 Term Loan B, 1-month LIBOR + 1.500%, 1.583%, 2/05/2027(b)	3,436,959
12,965,920	Meredith Corp., 2020 Term Loan B2, 1-month LIBOR + 2.500%, 2.584%, 1/31/2025(b)	12,932,598
12,900,777	Nielsen Finance LLC, USD Term Loan B4, 1-month LIBOR + 2.000%, 2.083%, 10/04/2023(b)	12,876,653
5,929,000	Sinclair Television Group, Inc., Term Loan B2B, 1-month LIBOR + 2.500%, 2.590%, 9/30/2026(b)	5,821,566
6,690,750	WMG Acquisition Corp., 2021 Term Loan G, 1-month LIBOR + 2.125%, 2.209%, 1/20/2028(b)	6,650,338

		55,984,055

	Midstream — 0.1%
7,448,000	DT Midstream, Inc., Term Loan B, LIBOR + 2.000%, 2.500%, 6/26/2028(a)	7,442,191

	Packaging — 0.0%
2,474,305	Plastipak Packaging, Inc., 2018 Term Loan B, 1-month LIBOR + 2.500%, 2.590%, 10/14/2024(b)	2,470,915

	Pharmaceuticals — 0.4%
4,275,592	Bausch Health Cos., Inc., Term Loan B, 1-month LIBOR + 2.750%, 2.834%, 11/27/2025(b)	4,262,765
6,383,967	Change Healthcare Holdings LLC, 2017 Term Loan B, LIBOR + 2.500%, 3.500%, 3/01/2024(a)	6,376,306
19,573,645	Elanco Animal Health, Inc., Term Loan B, 1-month LIBOR + 1.750%, 1.836%, 8/01/2027(b)	19,321,928
4,925,273	Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, 1 Week LIBOR + 2.000%, 2.072%, 11/15/2027(b)	4,843,168

		34,804,167

	Property & Casualty Insurance — 0.1%
2,659,200	USI, Inc., 2017 Repriced Term Loan, 3-month LIBOR + 3.000%, 3.132%, 5/16/2024(b)	2,639,734
2,087,838	USI, Inc., 2019 Incremental Term Loan B, 3-month LIBOR + 3.250%, 3.382%, 12/02/2026(b)	2,072,827

		4,712,561

	Restaurants — 0.2%
18,171,338	1011778 B.C. Unlimited Liability Co., Term Loan B4, 1-month LIBOR + 1.750%, 1.837%, 11/19/2026(b)	17,936,564

	Technology — 0.6%
9,777,738	Iron Mountain, Inc., 2018 Term Loan B, 1-month LIBOR + 1.750%, 1.834%, 1/02/2026(b)	9,679,961
19,673,393	ON Semiconductor Corp., 2019 Term Loan B, 1-month LIBOR + 2.000%, 2.084%, 9/19/2026(b)	19,641,522
1,924,856	Sabre GLBL, Inc., 2018 Term Loan B, 1-month LIBOR + 2.000%, 2.084%, 2/22/2024(b)	1,900,449
3,547,052	Sabre GLBL, Inc., 2021 Term Loan B1, 1-month LIBOR + 3.500%, 4.000%, 12/17/2027(b)	3,525,982
5,654,211	Sabre GLBL, Inc., 2021 Term Loan B2, 1-month LIBOR + 3.500%, 4.000%, 12/17/2027(b)	5,620,625
9,584,398	SS&C Technologies Inc., 2018 Term Loan B5, 1-month LIBOR + 1.750%, 1.834%, 4/16/2025(b)	9,492,580

		49,861,119

	Transportation Services — 0.2%
10,388,901	Uber Technologies, Inc., 2021 Term Loan B, 1-month LIBOR + 3.500%, 3.584%, 2/25/2027(b)	10,380,278
4,673,193	WEX, Inc., 2021 Term Loan, 1-month LIBOR + 2.250%, 2.334%, 3/31/2028(b)	4,651,136

		15,031,414

	Wireless — 0.2%
2,375,530	Asurion LLC, 2018 Term Loan B6, 1-month LIBOR + 3.125%, 3.209%, 11/03/2023(b)	2,360,683
15,698,240	Asurion LLC, 2020 Term Loan B8, 1-month LIBOR + 3.250%, 3.334%, 12/23/2026(b)	15,457,115

		17,817,798

	Total Senior Loans (Identified Cost $453,853,278)	452,424,697

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Short-Term Investments — 11.0%
$770,683,768	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2021 at 0.000% to be repurchased at $770,683,768 on 10/01/2021 collateralized by $117,000,000 U.S. Treasury Bond, 3.875% due 8/15/2040 valued at $153,429,939; $117,829,600 U.S. Treasury Bond, 1.125% due 8/15/2040 valued at $101,526,726; $588,165,000 U.S. Treasury Bond, 1.375% due 11/15/2040 valued at $531,140,786 including accrued interest (Note 2 of Notes to Financial Statements)	$770,683,768
186,490,000	U.S. Treasury Bills, 0.002%-0.014%, 10/12/2021(i)(j)	186,488,363
13,380,000	U.S. Treasury Bills, 0.010%, 10/07/2021(i)	13,379,916

	Total Short-Term Investments (Identified Cost $970,553,291)	970,552,047

	Total Investments — 107.7% (Identified Cost $9,398,037,659)	9,531,458,909
	Other assets less liabilities — (7.7)%	(681,908,562)

	Net Assets — 100.0%	$8,849,550,347

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2021 is disclosed.
(b)	Variable rate security. Rate as of September 30, 2021 is disclosed.
(c)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(d)	Fair valued by the Fund’s adviser. At September 30, 2021, the value of these securities amounted to $1,001,922 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(e)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(f)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open TBA transactions.
(g)	When-issued/delayed delivery. See Note 2 of Notes to Financial Statements.
(h)	Position is unsettled. Contract rate was not determined at September 30, 2021 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(i)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(j)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, the value of Rule 144A holdings amounted to $2,193,450,851 or 24.8% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
UMBS®	Uniform Mortgage-Backed Securities

MXN	Mexican Peso
UYU	Uruguayan Peso

Industry Summary at September 30, 2021

Mortgage Related	25.4%
Treasuries	16.1
Banking	9.0
Sovereigns	3.4
Technology	3.4
Government Owned - No Guarantee	2.7
Finance Companies	2.4
Electric	2.3
Automotive	2.1
Other Investments, less than 2% each	29.9
Short-Term Investments	11.0

Total Investments	107.7
Other assets less liabilities	(7.7)

Net Assets	100.0%

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Credit Income Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 92.6% of Net Assets
Non-Convertible Bonds — 87.5%
	Aerospace & Defense — 3.4%
$125,000	Boeing Co. (The), 2.196%, 2/04/2026	$125,921
20,000	Boeing Co. (The), 2.250%, 6/15/2026	20,329
20,000	Boeing Co. (The), 2.950%, 2/01/2030	20,392
5,000	Boeing Co. (The), 3.100%, 5/01/2026	5,285
10,000	Boeing Co. (The), 3.200%, 3/01/2029	10,406
5,000	Boeing Co. (The), 3.250%, 2/01/2035	5,000
5,000	Boeing Co. (The), 3.375%, 6/15/2046	4,815
5,000	Boeing Co. (The), 3.500%, 3/01/2039	5,012
15,000	Boeing Co. (The), 3.550%, 3/01/2038	15,236
220,000	Boeing Co. (The), 3.625%, 2/01/2031	235,512
5,000	Boeing Co. (The), 3.625%, 3/01/2048	4,909
40,000	Boeing Co. (The), 3.750%, 2/01/2050	40,554
15,000	Boeing Co. (The), 3.825%, 3/01/2059	14,714
10,000	Boeing Co. (The), 3.850%, 11/01/2048	10,189
15,000	Boeing Co. (The), 3.900%, 5/01/2049	15,441
30,000	Boeing Co. (The), 3.950%, 8/01/2059	30,789
40,000	Boeing Co. (The), 5.150%, 5/01/2030	46,948
20,000	Boeing Co. (The), 5.805%, 5/01/2050	26,659
30,000	Huntington Ingalls Industries, Inc., 3.844%, 5/01/2025	32,492
20,000	Huntington Ingalls Industries, Inc., 4.200%, 5/01/2030	22,574
5,000	Spirit AeroSystems, Inc., 4.600%, 6/15/2028	4,963
30,000	Spirit AeroSystems, Inc., 7.500%, 4/15/2025, 144A	31,762
125,000	Textron, Inc., 3.000%, 6/01/2030	131,349

		861,251

	Airlines — 0.6%
75,745	American Airlines Pass Through Trust, Series 2016-3, Class A, 3.250%, 4/15/2030	73,172
15,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.500%, 4/20/2026, 144A	15,769
15,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.750%, 4/20/2029, 144A	16,162
14,014	United Airlines Pass Through Trust, Series 2020-1, Class B, 4.875%, 7/15/2027	14,827
10,000	United Airlines, Inc., 4.375%, 4/15/2026, 144A	10,263
15,000	United Airlines, Inc., 4.625%, 4/15/2029, 144A	15,502

		145,695

	Automotive — 1.7%
60,000	Allison Transmission, Inc., 3.750%, 1/30/2031, 144A	58,350
40,000	Ford Motor Co., 9.000%, 4/22/2025	48,101
30,000	Ford Motor Co., 9.625%, 4/22/2030	42,464
170,000	General Motors Co., 5.200%, 4/01/2045	207,017
40,000	General Motors Co., 6.250%, 10/02/2043	53,878
5,000	General Motors Financial Co., Inc., Series C, (fixed rate to 9/30/2030, variable rate thereafter), 5.700%(a)	5,756

		415,566

	Banking — 10.0%
65,000	Ally Financial, Inc., Series B, (fixed rate to 5/15/2026, variable rate thereafter), 4.700%(a)	67,655
50,000	Ally Financial, Inc., Series C, (fixed rate to 5/15/2028, variable rate thereafter), 4.700%(a)	52,250
270,000	Bank of America Corp., MTN, 4.250%, 10/22/2026(b)	303,910
200,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035	207,495
215,000	Citigroup, Inc., 4.450%, 9/29/2027(b)	244,496
250,000	Credit Agricole S.A., (fixed rate to 1/10/2028, variable rate thereafter), 4.000%, 1/10/2033, 144A(b)	269,807
150,000	Deutsche Bank AG, (fixed rate to 9/18/2030, variable rate thereafter), 3.547%, 9/18/2031	160,068
390,000	Morgan Stanley, 3.625%, 1/20/2027(b)	429,912
	Banking — continued
200,000	NatWest Group PLC, (fixed rate to 6/14/2026, variable rate thereafter), 1.642%, 6/14/2027	199,987
115,000	Santander Holdings USA, Inc., 3.244%, 10/05/2026	122,845
200,000	Societe Generale S.A., (fixed rate to 7/08/2030, variable rate thereafter), 3.653%, 7/08/2035, 144A	207,255
200,000	Standard Chartered PLC, (fixed rate to 4/01/2030, variable rate thereafter), 4.644%, 4/01/2031, 144A(b)	230,700

		2,496,380

	Brokerage — 1.3%
15,000	Jefferies Group LLC, 6.250%, 1/15/2036	20,149
180,000	Jefferies Group LLC, 6.500%, 1/20/2043	249,736
60,000	Owl Rock Technology Finance Corp., 2.500%, 1/15/2027	60,233

		330,118

	Building Materials — 0.4%
40,000	Builders FirstSource, Inc., 6.750%, 6/01/2027, 144A	42,400
55,000	JELD-WEN, Inc., 4.875%, 12/15/2027, 144A	57,312

		99,712

	Cable Satellite — 3.2%
120,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 2/01/2031, 144A	122,059
120,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 8/15/2030, 144A	123,807
90,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.950%, 6/30/2062	86,822
165,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.800%, 3/01/2050	185,164
15,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.875%, 8/15/2027, 144A	15,656
40,000	DISH DBS Corp., 5.125%, 6/01/2029	39,192
5,000	Sirius XM Radio, Inc., 5.500%, 7/01/2029, 144A	5,406
200,000	Time Warner Cable LLC, 4.500%, 9/15/2042	218,868

		796,974

	Chemicals — 1.5%
70,000	CF Industries, Inc., 4.500%, 12/01/2026, 144A	79,812
15,000	FMC Corp., 3.450%, 10/01/2029	16,188
60,000	Hercules LLC, 6.500%, 6/30/2029	68,163
200,000	Orbia Advance Corp. SAB de CV, 2.875%, 5/11/2031, 144A	201,488

		365,651

	Consumer Cyclical Services — 3.5%
185,000	Expedia Group, Inc., 3.250%, 2/15/2030	191,328
50,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc., 3.500%, 3/01/2029, 144A	49,562
45,000	TriNet Group, Inc., 3.500%, 3/01/2029, 144A	45,113
115,000	Uber Technologies, Inc., 7.500%, 5/15/2025, 144A	122,590
325,000	Uber Technologies, Inc., 4.500%, 8/15/2029, 144A	327,234
5,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	5,459
115,000	Uber Technologies, Inc., 8.000%, 11/01/2026, 144A	121,541

		862,827

	Electric — 1.6%
15,000	AES Corp. (The), 2.450%, 1/15/2031	14,794
5,000	AES Corp. (The), 3.950%, 7/15/2030, 144A	5,498
85,000	Calpine Corp., 3.750%, 3/01/2031, 144A	81,812
40,000	Calpine Corp., 5.125%, 3/15/2028, 144A	40,509
20,000	IPALCO Enterprises, Inc., 4.250%, 5/01/2030	22,435
35,000	NRG Energy, Inc., 4.450%, 6/15/2029, 144A	38,724
35,000	NRG Energy, Inc., 5.250%, 6/15/2029, 144A	37,231

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Credit Income Fund – (continued)

Principal Amount	Description	Value (†)
	Electric — continued
$140,000	Pacific Gas & Electric Co., 3.500%, 8/01/2050	$127,321
20,000	Vistra Operations Co. LLC, 3.700%, 1/30/2027, 144A	21,092

		389,416

	Finance Companies — 6.6%
150,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.875%, 1/23/2028	161,043
105,000	Air Lease Corp., 3.125%, 12/01/2030	107,568
205,000	Air Lease Corp., MTN, 3.000%, 2/01/2030	208,015
40,000	Air Lease Corp., Series B, (fixed rate to 6/15/2026, variable rate thereafter), 4.650%(a)	41,850
125,000	Aircastle Ltd., 4.125%, 5/01/2024	132,966
15,000	Aircastle Ltd., (fixed rate to 6/15/2026, variable rate thereafter), 5.250%, 144A(a)	15,349
100,000	Ares Capital Corp., 2.875%, 6/15/2028	101,302
25,000	Aviation Capital Group LLC, 1.950%, 1/30/2026, 144A	24,910
35,000	FS KKR Capital Corp., 3.400%, 1/15/2026	36,571
200,000	GE Capital Funding LLC, 4.400%, 5/15/2030	231,744
75,000	Navient Corp., 5.000%, 3/15/2027	77,250
35,000	Oaktree Specialty Lending Corp., 2.700%, 1/15/2027	35,111
10,000	OneMain Finance Corp., 7.125%, 3/15/2026	11,587
50,000	Owl Rock Capital Corp., 2.625%, 1/15/2027	50,088
50,000	Owl Rock Capital Corp., 2.875%, 6/11/2028	49,907
80,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026, 144A	78,176
75,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	75,844
155,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	156,356
55,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033, 144A	54,587

		1,650,224

	Financial Other — 1.0%
115,000	Blackstone Secured Lending Fund, 2.125%, 2/15/2027, 144A	113,713
30,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	29,963
115,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	119,312

		262,988

	Food & Beverage — 3.0%
150,000	Fomento Economico Mexicano SAB de CV, 3.500%, 1/16/2050(b)	156,934
145,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	165,444
95,000	Kraft Heinz Foods Co., 4.875%, 10/01/2049	115,624
10,000	Pilgrim’s Pride Corp., 3.500%, 3/01/2032, 144A	10,171
50,000	Pilgrim’s Pride Corp., 5.875%, 9/30/2027, 144A	53,162
60,000	Post Holdings, Inc., 4.625%, 4/15/2030, 144A	60,464
190,000	Smithfield Foods, Inc., 3.000%, 10/15/2030, 144A	191,244

		753,043

	Gaming — 0.7%
85,000	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 3.875%, 2/15/2029, 144A	90,525
15,000	Penn National Gaming, Inc., 4.125%, 7/01/2029, 144A	14,826
55,000	Scientific Games International, Inc., 7.000%, 5/15/2028, 144A	59,331
5,000	Scientific Games International, Inc., 7.250%, 11/15/2029, 144A	5,618

		170,300

	Health Insurance — 0.6%
90,000	Centene Corp., 2.500%, 3/01/2031	88,763
35,000	Centene Corp., 2.625%, 8/01/2031	34,763
20,000	Centene Corp., 3.000%, 10/15/2030	20,500
5,000	Centene Corp., 4.625%, 12/15/2029	5,449

		149,475

	Healthcare — 2.3%
15,000	Catalent Pharma Solutions, Inc., 3.125%, 2/15/2029, 144A	14,729
10,000	Charles River Laboratories International, Inc., 3.750%, 3/15/2029, 144A	10,212
75,000	Cigna Corp., 4.375%, 10/15/2028	86,671
5,000	Encompass Health Corp., 4.750%, 2/01/2030	5,259
165,000	HCA, Inc., 4.125%, 6/15/2029	184,309
100,000	HCA, Inc., 5.250%, 6/15/2049	127,635
90,000	Hologic, Inc., 3.250%, 2/15/2029, 144A	90,043
25,000	Tenet Healthcare Corp., 4.625%, 6/15/2028, 144A	25,904
30,000	Tenet Healthcare Corp., 6.125%, 10/01/2028, 144A	31,514

		576,276

	Home Construction — 0.8%
90,000	Lennar Corp., 4.750%, 11/29/2027	104,283
70,000	PulteGroup, Inc., 6.000%, 2/15/2035	90,475

		194,758

	Independent Energy — 2.4%
150,000	Aker BP ASA, 4.000%, 1/15/2031, 144A	163,155
10,000	Cimarex Energy Co., 4.375%, 6/01/2024	10,783
20,000	Continental Resources, Inc., 3.800%, 6/01/2024	21,016
40,000	Continental Resources, Inc., 5.750%, 1/15/2031, 144A	48,350
20,000	Diamondback Energy, Inc., 3.125%, 3/24/2031	20,768
25,000	Energean Israel Finance Ltd., 5.375%, 3/30/2028, 144A	25,585
40,000	Energean Israel Finance Ltd., 5.875%, 3/30/2031, 144A	41,086
5,000	EQT Corp., 3.125%, 5/15/2026, 144A	5,126
10,000	EQT Corp., 3.625%, 5/15/2031, 144A	10,420
5,000	EQT Corp., 5.000%, 1/15/2029	5,630
55,000	Hess Corp., 4.300%, 4/01/2027	61,086
60,000	Hess Corp., 5.600%, 2/15/2041	74,967
30,000	Occidental Petroleum Corp., 5.550%, 3/15/2026	33,300
45,000	Ovintiv Exploration, Inc., 5.375%, 1/01/2026	50,880
20,000	Ovintiv Exploration, Inc., 5.625%, 7/01/2024	22,177

		594,329

	Industrial Other — 0.1%
20,000	TopBuild Corp., 4.125%, 2/15/2032, 144A	20,200

	Leisure — 0.6%
55,000	Carnival Corp., 5.750%, 3/01/2027, 144A	56,856
30,000	NCL Corp. Ltd., 5.875%, 3/15/2026, 144A	30,750
10,000	NCL Finance Ltd., 6.125%, 3/15/2028, 144A	10,375
60,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028, 144A	61,369

		159,350

	Life Insurance — 0.8%
50,000	Athene Global Funding, 1.608%, 6/29/2026, 144A	49,964
95,000	Athene Global Funding, 2.550%, 11/19/2030, 144A	95,143
30,000	Athene Holding Ltd., 3.500%, 1/15/2031	32,121
30,000	CNO Financial Group, Inc., 5.250%, 5/30/2029	35,247

		212,475

	Lodging — 1.2%
60,000	Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032, 144A	59,100
40,000	Hilton Domestic Operating Co., Inc., 4.000%, 5/01/2031, 144A	40,774

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Credit Income Fund – (continued)

Principal Amount	Description	Value (†)
	Lodging — continued
$10,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 4.875%, 7/01/2031, 144A	$10,037
25,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 5.000%, 6/01/2029, 144A	25,500
5,000	Hyatt Hotels Corp., 5.375%, 4/23/2025	5,585
15,000	Hyatt Hotels Corp., 5.750%, 4/23/2030	18,006
3,000	Marriott International, Inc., Series EE, 5.750%, 5/01/2025	3,431
25,000	Marriott International, Inc., Series FF, 4.625%, 6/15/2030	28,562
20,000	Marriott International, Inc., Series HH, 2.850%, 4/15/2031	20,256
20,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029, 144A	20,250
75,000	Travel & Leisure Co., 4.625%, 3/01/2030, 144A	77,062

		308,563

	Media Entertainment — 2.5%
25,000	AMC Networks, Inc., 4.250%, 2/15/2029	24,875
60,000	Clear Channel Worldwide Holdings, Inc., 5.125%, 8/15/2027, 144A	62,089
85,000	iHeartCommunications, Inc., 4.750%, 1/15/2028, 144A	87,592
75,000	iHeartCommunications, Inc., 5.250%, 8/15/2027, 144A	77,930
35,000	iHeartCommunications, Inc., 8.375%, 5/01/2027	37,406
25,000	Lamar Media Corp., 3.750%, 2/15/2028	25,715
30,000	Lamar Media Corp., 4.000%, 2/15/2030	30,885
10,000	Netflix, Inc., 4.875%, 4/15/2028	11,525
120,000	Netflix, Inc., 4.875%, 6/15/2030, 144A	141,300
115,000	ViacomCBS, Inc., 4.375%, 3/15/2043	131,555

		630,872

	Metals & Mining — 3.7%
45,000	Allegheny Technologies, Inc., 5.875%, 12/01/2027	47,587
200,000	Anglo American Capital PLC, 4.500%, 3/15/2028, 144A	225,525
35,000	ArcelorMittal S.A., 7.000%, 10/15/2039	49,394
200,000	First Quantum Minerals Ltd., 6.875%, 10/15/2027, 144A	211,500
45,000	FMG Resources August 2006 Pty Ltd., 4.375%, 4/01/2031, 144A	46,501
60,000	Freeport-McMoRan, Inc., 4.625%, 8/01/2030	64,875
40,000	Freeport-McMoRan, Inc., 5.400%, 11/14/2034	48,050
10,000	Freeport-McMoRan, Inc., 5.450%, 3/15/2043	12,313
135,000	Glencore Funding LLC, 3.875%, 10/27/2027, 144A	147,502
20,000	Glencore Funding LLC, 4.000%, 3/27/2027, 144A	21,995
35,000	Novelis Corp., 4.750%, 1/30/2030, 144A	36,844
10,000	Volcan Cia Minera SAA, 4.375%, 2/11/2026, 144A	9,735

		921,821

	Midstream — 2.4%
115,000	Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/2027	132,952
55,000	Energy Transfer LP, 4.000%, 10/01/2027	60,679
30,000	EnLink Midstream Partners LP, 5.450%, 6/01/2047	28,945
35,000	EQM Midstream Partners LP, Series 10Y, 5.500%, 7/15/2028	38,452
15,000	Hess Midstream Operations LP, 4.250%, 2/15/2030, 144A	15,169
50,000	Hess Midstream Operations LP, 5.625%, 2/15/2026, 144A	51,875
80,000	NGPL PipeCo LLC, 4.875%, 8/15/2027, 144A	90,797
15,000	Plains All American Pipeline LP/PAA Finance Corp., 3.800%, 9/15/2030	16,014
	Midstream — continued
35,000	Plains All American Pipeline LP/PAA Finance Corp., 4.300%, 1/31/2043	35,940
35,000	Plains All American Pipeline LP/PAA Finance Corp., 4.700%, 6/15/2044	37,562
15,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.000%, 1/15/2032, 144A	15,502
60,000	Valero Energy Partners LP, 4.500%, 3/15/2028	67,734

		591,621

	Paper — 0.2%
45,000	Suzano Austria GmbH, 3.750%, 1/15/2031	46,226

	Pharmaceuticals — 2.3%
245,000	Merck & Co., Inc., 2.350%, 2/10/2022(b)	246,886
50,000	Teva Pharmaceutical Finance Co. LLC, 6.150%, 2/01/2036	54,657
70,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	67,025
250,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	215,625

		584,193

	Property & Casualty Insurance — 1.0%
175,000	Fidelity National Financial, Inc., 2.450%, 3/15/2031	174,060
65,000	Sirius International Group Ltd., 4.600%, 11/01/2026, 144A	66,369

		240,429

	REITs – Apartments — 0.0%
10,000	American Homes 4 Rent, 2.375%, 7/15/2031	9,906

	REITs – Mortgage — 0.2%
15,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.250%, 2/01/2027, 144A	14,850
25,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.250%, 10/01/2025, 144A	25,311

		40,161

	REITs – Office Property — 0.0%
10,000	Corporate Office Properties LP, 2.750%, 4/15/2031	10,101

	REITs – Shopping Centers — 0.8%
115,000	Brixmor Operating Partnership LP, 4.050%, 7/01/2030	128,414
75,000	SITE Centers Corp., 3.625%, 2/01/2025	79,476

		207,890

	Restaurants — 1.0%
125,000	1011778 B.C. ULC/New Red Finance, Inc., 4.375%, 1/15/2028, 144A	126,901
45,000	Yum! Brands, Inc., 4.625%, 1/31/2032	48,038
60,000	Yum! Brands, Inc., 4.750%, 1/15/2030, 144A	65,029

		239,968

	Retailers — 0.8%
55,000	Carvana Co., 5.625%, 10/01/2025, 144A	56,864
92,525	CVS Pass-Through Trust, Series 2014, 4.163%, 8/11/2036, 144A	102,158
20,000	Lithia Motors, Inc., 3.875%, 6/01/2029, 144A	20,796
10,000	Murphy Oil USA, Inc., 3.750%, 2/15/2031, 144A	10,063

		189,881

	Sovereigns — 0.8%
200,000	Mexico Government International Bond, 4.280%, 8/14/2041	204,060

	Technology — 4.8%
85,000	Avnet, Inc., 4.625%, 4/15/2026	94,794
115,000	Broadcom, Inc., 4.300%, 11/15/2032	128,873
130,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	123,651

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Credit Income Fund – (continued)

Principal Amount	Description	Value (†)
	Technology — continued
$60,000	CommScope, Inc., 4.750%, 9/01/2029, 144A	$59,925
5,000	Everi Holdings, Inc., 5.000%, 7/15/2029, 144A	5,123
55,000	IHS Markit Ltd., 4.250%, 5/01/2029	62,679
60,000	Iron Mountain, Inc., 5.250%, 7/15/2030, 144A	63,674
35,000	Jabil, Inc., 1.700%, 4/15/2026	35,184
30,000	Marvell Technology, Inc., 2.450%, 4/15/2028, 144A	30,563
25,000	Marvell Technology, Inc., 2.950%, 4/15/2031, 144A	25,697
265,000	Micron Technology, Inc., 4.663%, 2/15/2030	305,876
25,000	MSCI, Inc., 3.250%, 8/15/2033, 144A	25,286
60,000	Open Text Holdings, Inc., 4.125%, 2/15/2030, 144A	61,650
60,000	Qorvo, Inc., 3.375%, 4/01/2031, 144A	63,264
10,000	Sabre GLBL, Inc., 9.250%, 4/15/2025, 144A	11,558
60,000	SYNNEX Corp., 1.750%, 8/09/2026, 144A	59,358
35,000	Verisk Analytics, Inc., 4.125%, 3/15/2029	39,749

		1,196,904

	Treasuries — 15.6%
135,000	U.S. Treasury Bond, 1.125%, 8/15/2040	116,174
430,000	U.S. Treasury Bond, 1.875%, 2/15/2051	410,045
1,705,000	U.S. Treasury Note, 0.125%, 1/31/2023(b)(c)	1,704,134
780,000	U.S. Treasury Note, 0.125%, 4/30/2023	778,964
875,000	U.S. Treasury Note, 0.250%, 9/30/2023	874,317

		3,883,634

	Wireless — 2.7%
80,000	Crown Castle International Corp., 2.500%, 7/15/2031	79,935
70,000	SBA Communications Corp., 3.125%, 2/01/2029, 144A	67,638
30,000	Sprint Capital Corp., 6.875%, 11/15/2028	38,400
130,000	T-Mobile USA, Inc., 3.375%, 4/15/2029	135,622
65,000	T-Mobile USA, Inc., 3.500%, 4/15/2031	68,551
265,000	T-Mobile USA, Inc., 3.875%, 4/15/2030	292,603

		682,749

	Wirelines — 1.4%
130,000	AT&T, Inc., 3.650%, 6/01/2051(b)	132,468
150,000	Telefonica Emisiones S.A., 5.520%, 3/01/2049	196,311
20,000	Verizon Communications, Inc., 2.850%, 9/03/2041	19,520

		348,299

	Total Non-Convertible Bonds (Identified Cost $21,349,732)	21,844,286

Convertible Bonds — 5.1%
	Airlines — 0.6%
20,000	JetBlue Airways Corp., 0.500%, 4/01/2026, 144A	19,597
80,000	Southwest Airlines Co., 1.250%, 5/01/2025	119,500

		139,097

	Cable Satellite — 1.5%
25,000	DISH Network Corp., Zero Coupon, 0.000%, 12/15/2025, 144A(d)	29,875
340,000	DISH Network Corp., 3.375%, 8/15/2026	353,430

		383,305

	Consumer Cyclical Services — 0.3%
25,000	Expedia Group, Inc., Zero Coupon, 0.000%, 2/15/2026, 144A(d)	26,992
25,000	Peloton Interactive, Inc., Zero Coupon, 0.000%-1.003%, 2/15/2026, 144A(e)	22,007
35,000	Uber Technologies, Inc., Zero Coupon, 0.000%, 12/15/2025, 144A(d)	34,042

		83,041

	Gaming — 0.1%
10,000	Penn National Gaming, Inc., 2.750%, 5/15/2026	31,910

	Healthcare — 0.5%
120,000	Teladoc Health, Inc., 1.250%, 6/01/2027	120,532

	Media Entertainment — 0.2%
35,000	Twitter, Inc., Zero Coupon, 0.000%, 3/15/2026, 144A(d)	32,492
5,000	Zynga, Inc., Zero Coupon, 0.779%, 12/15/2026, 144A(d)	4,828

		37,320

	Pharmaceuticals — 1.2%
240,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	240,198
15,000	Guardant Health, Inc., Zero Coupon, 0.000%, 11/15/2027, 144A(d)	17,175
25,000	Ionis Pharmaceuticals, Inc., Zero Coupon, 0.000%, 4/01/2026, 144A(d)	22,718
10,000	Livongo Health, Inc., 0.875%, 6/01/2025	13,211

		293,302

	Technology — 0.7%
80,000	Palo Alto Networks, Inc., 0.375%, 6/01/2025	132,086
40,000	Splunk, Inc., 1.125%, 6/15/2027	39,225

		171,311

	Total Convertible Bonds (Identified Cost $1,204,578)	1,259,818

	Total Bonds and Notes (Identified Cost $22,554,310)	23,104,104

Collateralized Loan Obligations — 3.0%
250,000	AIMCO CLO Ltd., Series 2021-14A, Class D, 3-month LIBOR + 2.900%, 3.098%, 4/20/2034, 144A(f)	249,995
250,000	Fillmore Park CLO Ltd., Series 2018-1A, Class D, 3-month LIBOR + 2.900%, 3.026%, 7/15/2030, 144A(f)	249,998
250,000	Recette CLO Ltd., Series 2015-1A, Class DRR, 3-month LIBOR + 3.250%, 3.384%, 4/20/2034, 144A(f)	251,339

	Total Collateralized Loan Obligations (Identified Cost $750,000)	751,332

Shares
Preferred Stocks — 2.8%
Convertible Preferred Stocks — 2.8%
	Banking — 1.0%
97	Bank of America Corp., Series L, 7.250%	139,915
83	Wells Fargo & Co., Class A, Series L, 7.500%	123,006

		262,921

	Food & Beverage — 0.7%
1,391	Bunge Ltd., 4.875%	165,449

	Wireless — 1.1%
250	2020 Cash Mandatory Exchangeable Trust, 5.250%, 144A(g)(h)	282,692

	Total Convertible Preferred Stocks (Identified Cost $702,116)	711,062

	Total Preferred Stocks (Identified Cost $702,116)	711,062

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Credit Income Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 2.5%
$624,662	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2021 at 0.000% to be repurchased at $624,662 on 10/01/2021 collateralized by $640,500 U.S. Treasury Note, 1.250% due 9/30/2028 valued at $637,198 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $624,662)	$624,662

	Total Investments — 100.9% (Identified Cost $24,631,088)	25,191,160
	Other assets less liabilities — (0.9)%	(235,620)

	Net Assets — 100.0%	$24,955,540

(†)	See Note 2 of Notes to Financial Statements.
(a)	Perpetual bond with no specified maturity date.
(b)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(c)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(d)	Interest rate represents annualized yield at time of purchase; not a coupon rate.
(e)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.
(f)	Variable rate security. Rate as of September 30, 2021 is disclosed.
(g)	Illiquid security. (Unaudited)
(h)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2021, the value of these securities amounted to $282,692 or 1.1% of net assets. See Note 2 of Notes to Financial Statements.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, the value of Rule 144A holdings amounted to $7,998,989 or 32.1% of net assets.
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

At September 30, 2021, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra 10 Year U.S. Treasury Note	12/21/2021	16	$2,359,718	$2,324,000	$35,718

Industry Summary at September 30, 2021

Treasuries	15.6%
Banking	11.0
Finance Companies	6.6
Technology	5.5
Cable Satellite	4.7
Wireless	3.8
Consumer Cyclical Services	3.8
Metals & Mining	3.7
Food & Beverage	3.7
Pharmaceuticals	3.5
Aerospace & Defense	3.4
Healthcare	2.8
Media Entertainment	2.7
Independent Energy	2.4
Midstream	2.4
Other Investments, less than 2% each	19.8
Collateralized Loan Obligations	3.0
Short-Term Investments	2.5

Total Investments	100.9
Other assets less liabilities (including futures contracts)	(0.9)

Net Assets	100.0%

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Global Allocation Fund

Shares	Description	Value (†)
Common Stocks — 68.3% of Net Assets
	Canada — 1.4%
1,147,249	Canada Goose Holdings, Inc.(a)	$40,968,003
362,764	Descartes Systems Group, Inc. (The)(a)	29,528,634

		70,496,637

	China — 0.8%
251,023	Alibaba Group Holding Ltd., Sponsored ADR(a)	37,163,955

	France — 0.8%
722,714	Dassault Systemes SE	38,033,194

	Hong Kong — 0.7%
2,898,200	AIA Group Ltd.	33,342,052

	India — 1.2%
2,690,437	HDFC Bank Ltd.	57,516,834

	Japan — 1.3%
1,710,461	Nomura Research Institute Ltd.	62,870,911

	Netherlands — 3.5%
229,666	ASML Holding NV	171,573,864

	Sweden — 1.1%
937,369	Atlas Copco AB, Class A	56,603,634

	Taiwan — 2.2%
5,112,000	Taiwan Semiconductor Manufacturing Co. Ltd.	105,726,810

	United Kingdom — 3.3%
557,068	Farfetch Ltd., Class A(a)	20,878,909
869,975	Halma PLC	33,183,893
370,983	Linde PLC	108,838,993

		162,901,795

	United States — 52.0%
304,439	Accenture PLC, Class A	97,396,125
964,607	Airbnb, Inc., Class A(a)	161,812,824
6,127	Alphabet, Inc., Class C(a)	16,330,354
48,559	Alphabet, Inc., Class A(a)	129,823,458
43,213	Amazon.com, Inc.(a)	141,956,434
264,894	Copart, Inc.(a)	36,746,096
219,531	Costco Wholesale Corp.	98,646,255
477,365	Cummins, Inc.	107,197,084
505,058	Danaher Corp.	153,759,858
1,709,250	Dropbox, Inc., Class A(a)	49,944,285
284,361	Estee Lauder Cos., Inc. (The), Class A	85,288,395
325,276	Facebook, Inc., Class A(a)	110,395,422
91,353	Goldman Sachs Group, Inc. (The)	34,534,175
245,807	Home Depot, Inc. (The)	80,688,606
544,589	IQVIA Holdings, Inc.(a)	130,450,849
231,630	M&T Bank Corp.	34,591,624
304,881	MasterCard, Inc., Class A	106,001,026
47,335	Mettler-Toledo International, Inc.(a)	65,197,336
133,527	Northrop Grumman Corp.	48,089,749
480,770	NVIDIA Corp.	99,596,313
809,310	Peloton Interactive, Inc., Class A(a)	70,450,435
203,465	Roper Technologies, Inc.	90,771,840
284,643	S&P Global, Inc.	120,941,964
508,609	salesforce.com, Inc.(a)	137,944,933
298,164	Sherwin-Williams Co. (The)	83,405,416
309,450	Texas Instruments, Inc.	59,479,384
270,076	UnitedHealth Group, Inc.	105,529,496
96,301	Vail Resorts, Inc.(a)	32,169,349
226,834	VeriSign, Inc.(a)	46,503,238

		2,535,642,323

	Total Common Stocks (Identified Cost $2,284,347,624)	3,331,872,009

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 30.3%
Non-Convertible Bonds — 28.3%
	Australia — 0.4%
3,010,000	Australia Government Bond, Series 133, 5.500%, 4/21/2023, (AUD)(b)	$2,359,885
800,000	FMG Resources August 2006 Pty Ltd., 4.375%, 4/01/2031, 144A	826,680
670,000	GAIF Bond Issuer Pty Ltd., 3.400%, 9/30/2026, 144A(b)	725,065
3,560,000	Glencore Funding LLC, 1.625%, 9/01/2025, 144A(b)	3,574,382
4,000,000	Macquarie Group Ltd., (fixed rate to 9/23/2026, variable rate thereafter), 1.629%, 9/23/2027, 144A	3,980,484
11,610,000	New South Wales Treasury Corp., 2.000%, 3/08/2033, (AUD)(b)	8,386,569
95,000	Sydney Airport Finance Co. Pty Ltd., 3.375%, 4/30/2025, 144A	100,790
1,370,000	Westpac Banking Corp., 2.650%, 1/16/2030(b)	1,457,027

		21,410,882

	Belgium — 0.1%
2,745,000	Anheuser-Busch InBev S.A., EMTN, 2.000%, 1/23/2035, (EUR)(b)	3,513,373
1,690,000	Anheuser-Busch InBev Worldwide, Inc., 4.750%, 1/23/2029(b)	1,989,599

		5,502,972

	Brazil — 0.5%
1,150,000	Banco Bradesco S.A., 2.850%, 1/27/2023, 144A	1,167,388
1,035,000	Braskem Netherlands Finance BV, 4.500%, 1/10/2028	1,099,584
1,785,000	Braskem Netherlands Finance BV, 4.500%, 1/31/2030	1,899,240
22,385(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2031, (BRL)	3,859,778
2,685,000	Brazilian Government International Bond, 4.500%, 5/30/2029	2,755,615
1,085,000	Brazilian Government International Bond, 4.625%, 1/13/2028	1,140,552
2,980,000	BRF S.A., 4.875%, 1/24/2030	2,983,725
650,000	Centrais Eletricas Brasileiras S.A., 4.625%, 2/04/2030, 144A	645,775
400,000	Cosan Luxembourg S.A., 5.000%, 3/14/2023, 144A	399,000
1,100,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	1,157,750
1,250,000	Itau Unibanco Holding S.A., 2.900%, 1/24/2023, 144A	1,268,763
2,465,000	Petrobras Global Finance BV, 5.999%, 1/27/2028	2,780,520
150,000	Petrobras Global Finance BV, 6.875%, 1/20/2040	171,933
575,000	Raizen Fuels Finance S.A., 5.300%, 1/20/2027, 144A	644,690
2,515,000	Suzano Austria GmbH, 2.500%, 9/15/2028	2,445,837
1,185,000	Suzano Austria GmbH, 3.125%, 1/15/2032	1,144,414
550,000	Suzano Austria GmbH, 3.750%, 1/15/2031	564,988

		26,129,552

	Canada — 5.0%
790,000	1011778 BC ULC/New Red Finance, Inc., 4.000%, 10/15/2030, 144A	782,100
375,651	Air Canada Pass Through Trust, Series 2015-2, Class A, 4.125%, 6/15/2029, 144A(b)	371,493

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Canada — continued
$757,528	Air Canada Pass Through Trust, Series 2017-1, Class AA, 3.300%, 7/15/2031, 144A(b)	$772,853
1,210,000	Antares Holdings LP, 3.950%, 7/15/2026, 144A	1,275,090
1,010,000	Antares Holdings LP, 6.000%, 8/15/2023, 144A	1,092,642
4,500,000	Bank of Montreal, (fixed rate to 1/22/2026, variable rate thereafter), MTN, 0.949%, 1/22/2027(b)	4,427,190
2,675,000	Bank of Nova Scotia (The), 1.050%, 3/02/2026(b)	2,644,847
2,525,000	Bank of Nova Scotia (The), 1.300%, 9/15/2026	2,506,444
2,835,000	Bell Telephone Co. of Canada/Bell Canada (The), MTN, 3.600%, 9/29/2027, (CAD)	2,410,377
1,735,000	Brookfield Finance I UK PLC, 2.340%, 1/30/2032	1,707,176
1,015,000	Brookfield Finance, Inc., 3.900%, 1/25/2028(b)	1,126,046
2,715,000	Brookfield Renewable Partners ULC, MTN, 4.250%, 1/15/2029, (CAD)	2,408,003
63,600,000	Canadian Government Bond, 0.250%, 2/01/2023, (CAD)(b)	50,104,709
61,465,000	Canadian Government Bond, 0.250%, 5/01/2023, (CAD)(b)	48,366,443
11,680,000	Canadian Government Bond, 0.500%, 3/01/2022, (CAD)(b)	9,233,341
89,175,000	Canadian Government Bond, 0.500%, 9/01/2025, (CAD)(b)	69,142,659
970,000	Canadian Imperial Bank of Commerce, 3.500%, 9/13/2023(b)	1,028,195
1,800,000	Canadian Imperial Bank of Commerce, (fixed rate to 7/22/2022, variable rate thereafter), 2.606%, 7/22/2023(b)	1,831,780
800,000	CPPIB Capital, Inc., 0.375%, 6/20/2024, 144A, (EUR)(b)	945,732
4,695,000	Enbridge Gas, Inc., MTN, 2.900%, 4/01/2030, (CAD)	3,871,132
430,000	Enbridge, Inc., 2.900%, 7/15/2022(b)	437,651
4,770,000	Enbridge, Inc., MTN, 2.990%, 10/03/2029, (CAD)	3,866,276
905,000	Export Development Canada, 1.800%, 9/01/2022, (CAD)(b)	723,814
2,965,000	Federation des Caisses Desjardins du Quebec, (fixed rate to 5/26/2025, variable rate thereafter), 2.856%, 5/26/2030, (CAD)	2,423,547
197,076	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A2, 2.616%, 7/12/2047, 144A, (CAD)(b)	153,248
4,670,000	Ontario Power Generation, Inc., MTN, 2.977%, 9/13/2029, (CAD)	3,874,264
5,000,000	Province of British Columbia Canada, Series 10, 1.750%, 9/27/2024(b)	5,167,098
2,355,000	Province of Quebec Canada, 2.300%, 9/01/2029, (CAD)(b)	1,925,779
2,725,000	Royal Bank of Canada, 0.875%, 1/20/2026(b)	2,682,519
2,040,000	Royal Bank of Canada, 1.200%, 4/27/2026(b)	2,027,387
2,475,000	Royal Bank of Canada, GMTN, 2.250%, 11/01/2024(b)	2,583,555
2,960,000	Shaw Communications, Inc., 3.300%, 12/10/2029, (CAD)	2,415,487
2,500,000	Toronto-Dominion Bank (The), 2.100%, 7/15/2022, 144A(b)	2,537,107
1,690,000	Toronto-Dominion Bank (The), GMTN, 3.500%, 7/19/2023(b)	1,785,340
1,675,000	Toronto-Dominion Bank (The), MTN, 1.150%, 6/12/2025(b)	1,678,708
1,580,000	Videotron Ltd., 5.125%, 4/15/2027, 144A	1,635,300

		241,965,332

	Chile — 0.3%
950,000	Celulosa Arauco y Constitucion S.A., 4.500%, 8/01/2024	1,027,168
1,500,000	Chile Government International Bond, 2.450%, 1/31/2031(b)	1,484,895
1,005,000	Chile Government International Bond, 2.550%, 1/27/2032(b)	995,784
2,580,000	Colbun S.A., 3.150%, 3/06/2030	2,650,950
1,960,000	Corp. Nacional del Cobre de Chile, 3.000%, 9/30/2029, 144A(b)	2,002,920
570,000	Corp. Nacional del Cobre de Chile, 3.750%, 1/15/2031, 144A(b)	613,176
595,000	Empresa Nacional de Telecomunicaciones S.A., 3.050%, 9/14/2032, 144A	584,588
1,980,000	Empresa Nacional del Petroleo, 3.450%, 9/16/2031, 144A	1,940,697
525,000	Enel Chile S.A., 4.875%, 6/12/2028(b)	601,125
2,690,000	Engie Energia Chile S.A., 3.400%, 1/28/2030	2,763,975
800,000	Inversiones CMPC S.A., 4.375%, 5/15/2023, 144A(b)	834,400
1,120,000	Transelec S.A., 4.250%, 1/14/2025, 144A(b)	1,216,611

		16,716,289

	China — 1.0%
920,000	Alibaba Group Holding Ltd., 3.400%, 12/06/2027(b)	985,416
795,000	Baidu, Inc., 3.875%, 9/29/2023(b)	839,448
67,500,000	China Government Bond, 4.000%, 11/30/2035, (CNY)(b)	11,930,048
98,500,000	China Government Bond, 2.200%, 7/27/2025, (CNY)(b)	15,109,816
6,500,000	China Government Bond, 3.390%, 5/21/2025, (CNH)(b)	1,039,091
500,000	China Government Bond, 3.480%, 6/29/2027, (CNH)(b)	81,417
25,000,000	China Government Bond, 3.900%, 7/04/2036, (CNH)(b)	4,268,256
2,600,000	Country Garden Holdings Co. Ltd., 2.700%, 7/12/2026	2,415,187
2,435,000	Country Garden Holdings Co. Ltd., 8.000%, 1/27/2024	2,516,060
905,000	Industrial & Commercial Bank of China Ltd., 2.957%, 11/08/2022(b)	926,928
2,750,000	Shimao Group Holdings Ltd., 3.450%, 1/11/2031	2,448,654
2,750,000	Sunac China Holdings Ltd., 5.950%, 4/26/2024	2,213,942
625,000	Tencent Holdings Ltd., 2.880%, 4/22/2031, 144A	637,917
500,000	Tencent Holdings Ltd., 2.985%, 1/19/2023, 144A(b)	513,300
1,175,000	Tencent Holdings Ltd., 3.280%, 4/11/2024, 144A(b)	1,239,402
1,270,000	Weibo Corp., 3.500%, 7/05/2024(b)	1,322,983

		48,487,865

	Colombia — 0.4%
1,395,000	Colombia Government International Bond, 3.125%, 4/15/2031	1,305,762
2,536,000	Ecopetrol S.A., 5.875%, 5/28/2045	2,561,360
1,300,000	Empresas Publicas de Medellin ESP, 4.250%, 7/18/2029, 144A	1,294,475
1,026,000	Millicom International Cellular S.A., 6.250%, 3/25/2029, 144A	1,123,470
1,035,000	Millicom International Cellular S.A., 6.625%, 10/15/2026	1,087,785

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Colombia — continued
$575,000	Republic of Colombia, 3.875%, 4/25/2027	$595,913
7,073,300,000	Republic of Colombia, Series B, 6.250%, 11/26/2025, (COP)	1,860,368
29,559,900,000	Titulos De Tesoreria, Series B, 7.500%, 8/26/2026, (COP)(b)	8,040,435
870,000	Transportadora de Gas Internacional S.A. E.S.P., 5.550%, 11/01/2028, 144A	989,016

		18,858,584

	Denmark — 0.1%
2,055,000	Orsted A/S, EMTN, 2.125%, 5/17/2027, (GBP)	2,886,056

	Dominican Republic — 0.1%
2,160,000	Dominican Republic, 4.500%, 1/30/2030, 144A	2,197,822
1,155,000	Dominican Republic, 4.875%, 9/23/2032, 144A	1,178,111
590,000	Dominican Republic, 5.950%, 1/25/2027, 144A	662,806
995,000	Dominican Republic, 6.000%, 7/19/2028, 144A	1,122,042
425,000	Dominican Republic, 8.625%, 4/20/2027, 144A	512,975

		5,673,756

	Egypt — 0.1%
1,515,000	Egypt Government International Bond, 5.250%, 10/06/2025	1,545,603
1,435,000	Egypt Government International Bond, 7.625%, 5/29/2032	1,430,021

		2,975,624

	Finland — 0.1%
3,575,000	Nordea Bank Abp, 0.750%, 8/28/2025, 144A(b)	3,534,717

	France — 0.3%
205,000	BNP Paribas S.A., 4.375%, 5/12/2026, 144A(b)	226,400
890,000	BNP Paribas S.A., (fixed rate to 6/09/2025, variable rate thereafter), 2.219%, 6/09/2026, 144A(b)	913,479
1,415,000	Caisse d’Amortissement de la Dette Sociale, 1.875%, 2/12/2022(b)	1,423,745
250,000	Credit Agricole S.A., 3.250%, 10/04/2024, 144A(b)	266,629
4,500,000	Credit Agricole S.A., (fixed rate to 1/26/2026, variable rate thereafter), 1.247%, 1/26/2027, 144A(b)	4,436,404
1,300,000	Edenred, 1.875%, 3/06/2026, (EUR)(b)	1,622,197
1,400,000	Engie S.A., 1.250%, 10/24/2041, (EUR)(b)	1,637,469
500,000	Holding d’Infrastructures de Transport SASU, EMTN, 1.625%, 11/27/2027, (EUR)	615,135
500,000	Holding d’Infrastructures de Transport SASU, EMTN, 0.625%, 3/27/2023, (EUR)	584,625
1,015,000	Societe Generale S.A., 4.750%, 11/24/2025, 144A(b)	1,126,398
230,000	SPCM S.A., 3.125%, 3/15/2027, 144A	230,276
215,000	SPCM S.A., 3.375%, 3/15/2030, 144A	214,833

		13,297,590

	Germany — 0.2%
1,165,000	BMW U.S. Capital LLC, 3.150%, 4/18/2024, 144A(b)	1,235,447
1,395,000	BMW U.S. Capital LLC, 4.150%, 4/09/2030, 144A(b)	1,609,029
1,255,000	Deutsche Bank AG, (fixed rate to 1/14/2031, variable rate thereafter), 3.729%, 1/14/2032	1,295,768
680,000	Deutsche Bank AG, (fixed rate to 5/28/2031, variable rate thereafter), 3.035%, 5/28/2032	689,934
3,790,000	Kreditanstalt fuer Wiederaufbau, EMTN, 1.250%, 8/28/2023, (NOK)(b)	434,523
1,450,000	Siemens Financieringsmaatschappij NV, 2.350%, 10/15/2026, 144A(b)	1,514,533
	Germany — continued
490,000	Volkswagen Group of America Finance LLC, 1.625%, 11/24/2027, 144A(b)	484,763
420,000	Volkswagen Group of America Finance LLC, 3.350%, 5/13/2025, 144A(b)	449,026

		7,713,023

	Hong Kong — 0.1%
355,000	AIA Group Ltd., 3.200%, 3/11/2025, 144A(b)	375,597
1,405,000	AIA Group Ltd., 3.600%, 4/09/2029(b)	1,538,541
1,135,000	AIA Group Ltd., 3.900%, 4/06/2028, 144A(b)	1,262,120

		3,176,258

	India — 0.2%
1,195,000	Adani Ports & Special Economic Zone Ltd., 3.100%, 2/02/2031, 144A	1,140,711
2,480,000	Adani Ports & Special Economic Zone Ltd., 4.200%, 8/04/2027	2,601,346
2,940,000	Bharti Airtel Ltd., 3.250%, 6/03/2031	2,955,828
2,790,000	Export-Import Bank of India, 2.250%, 1/13/2031, 144A	2,588,561
1,230,000	ICICI Bank Ltd., EMTN, 3.250%, 9/09/2022	1,252,286
1,250,000	Power Finance Corp. Ltd., 3.950%, 4/23/2030, 144A	1,277,988

		11,816,720

	Indonesia — 0.2%
300,000	Indonesia Government International Bond, 4.125%, 1/15/2025, 144A	328,068
735,000	Indonesia Government International Bond, 4.750%, 1/08/2026	833,993
50,092,000,000	Indonesia Treasury Bond, Series FR75, 7.500%, 5/15/2038, (IDR)(b)	3,643,372
43,840,000,000	Indonesia Treasury Bond, Series FR82, 7.000%, 9/15/2030, (IDR)(b)	3,211,615
1,475,000	Republic of Indonesia, 2.850%, 2/14/2030(b)	1,527,289
525,000	Republic of Indonesia, 4.750%, 1/08/2026, 144A	596,479

		10,140,816

	Ireland — 0.1%
1,250,000	Bank of Ireland Group PLC, 4.500%, 11/25/2023, 144A	1,339,665
3,710,000	Ireland Government Bond, Zero Coupon, 0.029%, 10/18/2031, (EUR)(b)(c)	4,216,565
375,000	Ireland Government Bond, 3.400%, 3/18/2024, (EUR)(b)	477,214

		6,033,444

	Israel — 0.5%
10,950,000	State of Israel, 1.000%, 3/31/2030, (ILS)(b)	3,344,782
2,300,000	Teva Pharmaceutical Finance Co. LLC, 6.150%, 2/01/2036	2,514,222
4,140,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	3,964,050
19,171,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	16,534,988

		26,358,042

	Italy — 0.6%
175,000	Assicurazioni Generali SpA, EMTN (fixed rate to 10/27/2027, variable rate thereafter), 5.500%, 10/27/2047, (EUR)	249,228
200,000	Intesa Sanpaolo SpA, 5.710%, 1/15/2026, 144A	224,377
530,000	Intesa Sanpaolo SpA, EMTN, 3.928%, 9/15/2026, (EUR)	694,030

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Italy — continued
6,965,000	Italy Buoni Poliennali Del Tesoro, 1.350%, 4/01/2030, (EUR)(b)	$8,510,609
3,305,000	Italy Buoni Poliennali Del Tesoro, 2.000%, 2/01/2028, (EUR)	4,219,259
4,255,000	Italy Buoni Poliennali Del Tesoro, 5.000%, 3/01/2022, (EUR)(b)	5,040,613
1,975,000	Italy Government International Bond, 2.375%, 10/17/2024	2,048,956
3,335,000	Republic of Italy, 2.500%, 11/15/2025, (EUR)	4,264,411
630,000	UniCredit SpA, (fixed rate to 4/02/2029, variable rate thereafter), 7.296%, 4/02/2034, 144A	763,768
635,000	UniCredit SpA, (fixed rate to 6/19/2027, variable rate thereafter), 5.861%, 6/19/2032, 144A	705,383

		26,720,634

	Japan — 0.8%
991,720,800(†††)	Japan Government CPI Linked Bond, Series 23, 0.100%, 3/10/2028, (JPY)(b)	9,169,042
2,020,350,000	Japan Government Thirty Year Bond, Series 62, 0.500%, 3/20/2049, (JPY)(b)	17,557,322
2,020,000	Mizuho Financial Group, Inc., 2.564%, 9/13/2031	1,991,523
2,000,000	Mizuho Financial Group, Inc., (fixed rate to 7/10/2023, variable rate thereafter), 1.241%, 7/10/2024(b)	2,023,340
2,000,000	Nomura Holdings, Inc., 1.851%, 7/16/2025(b)	2,029,766
3,050,000	Sumitomo Mitsui Financial Group, Inc., 1.402%, 9/17/2026	3,024,997
1,445,000	Sumitomo Mitsui Financial Group, Inc., 3.040%, 7/16/2029(b)	1,531,050
2,790,000	Toyota Motor Corp., 2.362%, 3/25/2031(b)	2,884,950

		40,211,990

	Korea — 0.9%
765,000	Export-Import Bank of Korea, 3.000%, 11/01/2022(b)	786,170
160,900,000	Export-Import Bank of Korea, MTN, 6.750%, 8/09/2022, (INR)(b)	2,205,931
636,300,000	Export-Import Bank of Korea, MTN, 6.900%, 2/07/2023, (INR)(b)(d)(e)	8,767,057
1,100,000	Hyundai Capital Services, Inc., 3.750%, 3/05/2023, 144A(b)	1,144,910
1,650,000	Kia Corp., 1.750%, 10/16/2026, 144A	1,652,475
1,575,000	Kia Corp., 3.000%, 4/25/2023, 144A(b)	1,631,858
2,720,000	Kookmin Bank, 1.375%, 5/06/2026, 144A(b)	2,714,696
1,515,000	Korea East-West Power Co. Ltd., 1.750%, 5/06/2025, 144A(b)	1,540,210
910,000	Korea Gas Corp., 2.750%, 7/20/2022, 144A(b)	926,544
670,000	KT Corp., 2.500%, 7/18/2026, 144A(b)	700,632
1,180,000	LG Chem Ltd., 3.250%, 10/15/2024, 144A(b)	1,259,787
4,500,000,000	Republic of Korea, 0.875%, 12/10/2023, (KRW)(b)	3,748,291
4,500,000,000	Republic of Korea, 1.125%, 9/10/2025, (KRW)(b)	3,697,444
13,130,550,000	Republic of Korea, 1.500%, 12/10/2030, (KRW)(b)	10,413,222
1,440,000,000	Republic of Korea, Series 2209, 2.000%, 9/10/2022, (KRW)(b)	1,226,485
770,000	Shinhan Bank Co. Ltd., 3.875%, 3/24/2026, 144A(b)	837,629
2,765,000	SK Hynix, Inc., 2.375%, 1/19/2031, 144A	2,683,767
	Korea — continued
140,000	SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A(b)	177,969

		46,115,077

	Luxembourg — 0.0%
920,000	ArcelorMittal S.A., 6.750%, 3/01/2041	1,264,425

	Malaysia — 0.1%
28,570,000	Malaysia Government Bond, 3.480%, 3/15/2023, (MYR)(b)	6,969,624

	Mexico — 1.0%
620,000	Alfa SAB de CV, 6.875%, 3/25/2044	824,600
770,000	America Movil SAB de CV, 2.125%, 3/10/2028, (EUR)(b)	987,633
860,000	America Movil SAB de CV, 2.875%, 5/07/2030(b)	894,631
10,000,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)(b)	483,250
730,000	Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander, 5.375%, 4/17/2025, 144A(b)	815,921
1,905,000	Cemex SAB de CV, 3.875%, 7/11/2031, 144A	1,906,143
855,000	Cemex SAB de CV, 5.450%, 11/19/2029	926,606
400,000	Cemex SAB de CV, 7.375%, 6/05/2027, 144A	443,096
1,775,000	Coca-Cola Femsa SAB de CV, 2.750%, 1/22/2030(b)	1,830,309
1,205,000	Comision Federal de Electricidad, 4.750%, 2/23/2027(b)	1,349,600
800,000	Gruma SAB de CV, 4.875%, 12/01/2024(b)	883,008
10,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)(b)	337,088
840,000	Kimberly-Clark de Mexico SAB de CV, 2.431%, 7/01/2031, 144A(b)	837,228
1,707,184(††††)	Mexican Fixed Rate Bonds, Series M, 5.750%, 3/05/2026, (MXN)(b)	7,886,551
1,294,043(††††)	Mexican Fixed Rate Bonds, Series M 20, 8.500%, 5/31/2029, (MXN)(b)	6,705,339
637,836(††††)	Mexican Fixed Rate Bonds, Series M 30, 8.500%, 11/18/2038, (MXN)(b)	3,284,740
724,558(††††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)(b)	3,565,977
2,665,000	Mexico Government International Bond, 3.250%, 4/16/2030(b)	2,728,880
196,000	Mexico Government International Bond, 4.000%, 3/15/2115, (EUR)(b)	246,671
1,850,000	Orbia Advance Corp. SAB de CV, 1.875%, 5/11/2026, 144A	1,852,960
1,240,000	Orbia Advance Corp. SAB de CV, 4.000%, 10/04/2027	1,351,612
3,505,000	Petroleos Mexicanos, 5.950%, 1/28/2031	3,397,747
100,000	Sigma Alimentos S.A. de CV, 2.625%, 2/07/2024, 144A, (EUR)	121,400
835,000	Sigma Alimentos S.A. de CV, 4.125%, 5/02/2026	911,845
2,090,000	Sigma Finance Netherlands BV, 4.875%, 3/27/2028	2,382,600
1,010,000	Unifin Financiera SAB de CV, 7.250%, 9/27/2023	1,012,414
2,195,000	Unifin Financiera SAB de CV, 9.875%, 1/28/2029	2,205,997

		50,173,846

	Netherlands — 0.1%
870,000	Cooperatieve Rabobank U.A., 4.375%, 8/04/2025(b)	964,030

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Netherlands — continued
$1,725,000	ING Groep NV, (fixed rate to 7/01/2025, variable rate thereafter), 1.400%, 7/01/2026, 144A(b)	$1,729,395

		2,693,425

	New Zealand — 0.3%
3,495,000	ANZ New Zealand International Ltd., 1.250%, 6/22/2026, 144A(b)	3,479,917
2,200,000	Bank of New Zealand, 1.000%, 3/03/2026, 144A(b)	2,164,467
5,000,000	Fonterra Co-operative Group Ltd., MTN, 5.500%, 2/26/2024, (AUD)(b)	4,032,999
6,310,000	New Zealand Government Bond, 1.500%, 5/15/2031, (NZD)(b)	4,163,742
3,575,000	New Zealand Government Bond, 3.000%, 4/20/2029, (NZD)(b)	2,666,033

		16,507,158

	Nigeria — 0.0%
1,975,000	Nigeria Government International Bond, 6.125%, 9/28/2028, 144A	1,981,636

	Norway — 0.3%
3,660,000	DNB Bank ASA, (fixed rate to 5/25/2026, variable rate thereafter), 1.535%, 5/25/2027, 144A(b)	3,661,669
2,790,000	Equinor ASA, 3.625%, 4/06/2040(b)	3,117,231
16,500,000	Norway Government Bond, Series 478, 1.500%, 2/19/2026, 144A, (NOK)(b)	1,896,592
46,500,000	Norway Government Bond, Series 482, 1.375%, 8/19/2030, 144A, (NOK)(b)	5,233,873

		13,909,365

	Panama — 0.0%
1,485,000	Cable Onda S.A., 4.500%, 1/30/2030, 144A	1,557,765

	Paraguay — 0.1%
1,420,000	Paraguay Government International Bond, 4.950%, 4/28/2031, 144A	1,601,760
800,000	Republic of Paraguay, 5.000%, 4/15/2026, 144A	888,008

		2,489,768

	Peru — 0.1%
3,220,000	Corp. Financiera de Desarrollo S.A., 2.400%, 9/28/2027, 144A	3,202,708
2,005,000	Peruvian Government International Bond, 2.392%, 1/23/2026(b)	2,045,742
1,050,000	Transportadora de Gas del Peru S.A., 4.250%, 4/30/2028, 144A(b)	1,138,200

		6,386,650

	Philippines — 0.0%
1,060,000	Philippine Government International Bond, 2.457%, 5/05/2030(b)	1,084,020

	Poland — 0.2%
26,400,000	Republic of Poland Government Bond, 1.250%, 10/25/2030, (PLN)(b)	6,200,324
12,970,000	Republic of Poland Government Bond, 3.250%, 7/25/2025, (PLN)(b)	3,508,887

		9,709,211

	Portugal — 0.1%
3,590,000	EDP Finance BV, 1.710%, 1/24/2028, 144A	3,524,016

	Qatar — 0.1%
1,770,000	Ooredoo International Finance Ltd., 2.625%, 4/08/2031, 144A	1,802,285
1,600,000	Qatar Petroleum, 2.250%, 7/12/2031, 144A(b)	1,584,640

		3,386,925

	Romania — 0.2%
29,970,000	Romania Government Bond, 4.150%, 10/24/2030, (RON)	6,996,914
1,100,000	Romania Government International Bond, 2.000%, 4/14/2033, 144A, (EUR)	1,214,680

		8,211,594

	Singapore — 0.3%
785,000	BOC Aviation Ltd., 2.750%, 9/18/2022, 144A(b)	797,073
1,450,000	BOC Aviation Ltd., 3.250%, 4/29/2025, 144A(b)	1,518,784
860,000	BOC Aviation USA Corp., 1.625%, 4/29/2024, 144A	866,609
345,000	DBS Group Holdings Ltd., (fixed rate to 12/11/2023, variable rate thereafter), 4.520%, 12/11/2028, 144A(b)	369,750
4,510,000	Republic of Singapore, 2.750%, 7/01/2023, (SGD)(b)	3,452,237
10,055,000	Singapore Government Bond, 2.125%, 6/01/2026, (SGD)(b)	7,801,623

		14,806,076

	South Africa — 0.5%
1,400,000	Anglo American Capital PLC, 2.625%, 9/10/2030, 144A	1,390,635
1,400,000	Anglo American Capital PLC, 5.625%, 4/01/2030, 144A(b)	1,689,693
1,420,000	MTN (Mauritius) Investments Ltd., 4.755%, 11/11/2024	1,485,607
930,000	MTN (Mauritius) Investments Ltd., 4.755%, 11/11/2024, 144A	972,968
116,835,000	Republic of South Africa, Series 2035, 8.875%, 2/28/2035, (ZAR)	6,893,252
39,185,000	Republic of South Africa, Series R213, 7.000%, 2/28/2031, (ZAR)	2,189,442
7,585,000	South Africa Government International Bond, 5.750%, 9/30/2049	7,224,712

		21,846,309

	Spain — 0.4%
2,300,000	Banco Bilbao Vizcaya Argentaria S.A., GMTN, 0.750%, 9/11/2022, (EUR)(b)	2,693,218
400,000	Banco Santander S.A., 3.125%, 2/23/2023(b)	414,243
2,000,000	Banco Santander S.A., (fixed rate to 9/14/2026, variable rate thereafter), 1.722%, 9/14/2027	1,990,706
600,000	CaixaBank S.A., (fixed rate to 4/17/2025, variable rate thereafter), EMTN, 2.250%, 4/17/2030, (EUR)	731,502
500,000	CaixaBank S.A., (fixed rate to 7/14/2023, variable rate thereafter), EMTN, 2.750%, 7/14/2028, (EUR)	603,628
3,700,000	Cellnex Telecom S.A., EMTN, 1.750%, 10/23/2030, (EUR)	4,220,106
270,000	Grifols Escrow Issuer S.A., 4.750%, 10/15/2028, 144A	275,737
700,000	Naturgy Finance BV, EMTN, 1.500%, 1/29/2028, (EUR)(b)	870,640
430,000	Spain Government Bond, 1.600%, 4/30/2025, 144A, (EUR)(b)	534,351
2,525,000	Spain Government Bond, 1.950%, 7/30/2030, 144A, (EUR)(b)	3,355,077
2,565,000	Spain Government Bond, 4.400%, 10/31/2023, 144A, (EUR)(b)	3,278,529

		18,967,737

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Supranationals — 0.3%
$1,495,000	Corporacion Andina de Fomento, 2.375%, 5/12/2023(b)	$1,536,367
1,115,000	Corporacion Andina de Fomento, 4.375%, 6/15/2022(b)	1,146,183
3,360,000	European Investment Bank, 1.750%, 7/30/2024, 144A, (CAD)(b)	2,715,270
2,560,000	International Bank for Reconstruction & Development, 0.250%, 12/23/2022, (SEK)(b)	293,091
10,030,000	International Bank for Reconstruction & Development, 1.200%, 7/22/2026, (CAD)(b)	7,867,841
16,750,000	Nordic Investment Bank, EMTN, 1.500%, 3/13/2025, (NOK)(b)	1,918,633

		15,477,385

	Sweden — 0.1%
1,675,000	Svenska Handelsbanken AB, 0.625%, 6/30/2023, 144A(b)	1,683,034
38,000,000	Sweden Government Bond, 0.125%, 5/12/2031, 144A, (SEK)(b)	4,221,211

		5,904,245

	Switzerland — 0.1%
930,000	Credit Suisse AG, 2.950%, 4/09/2025(b)	985,836
2,180,000	Credit Suisse Group AG, (fixed rate to 4/01/2030, variable rate thereafter), 4.194%, 4/01/2031, 144A(b)	2,441,707
1,500,000	Credit Suisse Group AG, (fixed rate to 5/14/2031, variable rate thereafter), 3.091%, 5/14/2032, 144A	1,533,789
1,375,000	Novartis Capital Corp., 2.000%, 2/14/2027(b)	1,421,187
340,000	Willow No. 2 (Ireland) PLC for Zurich Insurance Co. Ltd., EMTN, (fixed rate to 10/01/2025, variable rate thereafter), 4.250%, 10/01/2045(b)	367,669

		6,750,188

	Tanzania — 0.0%
985,000	HTA Group Ltd., 7.000%, 12/18/2025, 144A	1,034,250

	Thailand — 0.1%
1,570,000	Kasikornbank PCL, EMTN, 3.256%, 7/12/2023(b)	1,637,227
950,000	Thaioil Treasury Center Co. Ltd., 3.625%, 1/23/2023, 144A(b)	976,895

		2,614,122

	Trinidad — 0.0%
415,000	Trinidad Generation Unlimited, 5.250%, 11/04/2027, 144A	424,860

	Turkey — 0.4%
2,045,000	Aydem Yenilenebilir Enerji A/S, 7.750%, 2/02/2027, 144A	1,991,830
2,250,000	TC Ziraat Bankasi A/S, 5.375%, 3/02/2026, 144A	2,183,036
2,830,000	Turk Telekomunikasyon AS, 6.875%, 2/28/2025	3,060,079
525,000	Turk Telekomunikasyon AS, 6.875%, 2/28/2025, 144A	567,683
2,875,000	Turkcell Iletisim Hizmetleri AS, 5.800%, 4/11/2028	3,051,237
6,970,000	Turkey Government International Bond, 5.250%, 3/13/2030	6,426,953
1,345,000	Turkey Government International Bond, 7.625%, 4/26/2029	1,433,614

		18,714,432

	Ukraine — 0.0%
1,035,000	Ukraine Government International Bond, 7.253%, 3/15/2033, 144A	1,047,089

	United Arab Emirates — 0.1%
1,610,000	Abu Dhabi Crude Oil Pipeline LLC, 3.650%, 11/02/2029(b)	1,789,112
1,295,000	Abu Dhabi Government International Bond, 3.125%, 4/16/2030, 144A(b)	1,405,464

		3,194,576

	United Kingdom — 0.3%
95,000	Avon Products, Inc., 8.450%, 3/15/2043	120,175
1,350,000	CK Hutchison International 19 Ltd., 3.625%, 4/11/2029, 144A(b)	1,476,900
1,420,000	Diageo Capital PLC, 2.125%, 4/29/2032(b)	1,411,988
635,000	Lloyds Banking Group PLC, 4.050%, 8/16/2023(b)	676,078
400,000	Lloyds Banking Group PLC, 4.500%, 11/04/2024(b)	439,241
1,125,000	Lloyds Banking Group PLC, (fixed rate to 7/09/2024, variable rate thereafter), 3.870%, 7/09/2025(b)	1,212,963
1,395,000	Nationwide Building Society, (fixed rate to 7/18/2029, variable rate thereafter), 3.960%, 7/18/2030, 144A(b)	1,550,753
1,190,000	NatWest Markets PLC, 0.800%, 8/12/2024, 144A	1,187,489
235,000	Network Rail Infrastructure Finance PLC, EMTN, 4.750%, 1/22/2024, (GBP)(b)	346,691
1,455,000	Standard Chartered PLC, (fixed rate to 11/18/2030, variable rate thereafter), 3.265%, 2/18/2036, 144A	1,443,510
250,000	Standard Chartered PLC, EMTN, 3.125%, 11/19/2024, (EUR)(b)	316,568
1,035,000	United Kingdom Gilt, 2.750%, 9/07/2024, (GBP)(b)	1,488,800
1,660,000	Vodafone Group PLC, 4.375%, 5/30/2028(b)	1,906,481

		13,577,637

	United States — 11.0%
165,000	AES Corp. (The), 3.950%, 7/15/2030, 144A	181,437
315,000	Aircastle Ltd., (fixed rate to 6/15/2026, variable rate thereafter), 5.250%, 144A(f)	322,340
480,000	Allison Transmission, Inc., 4.750%, 10/01/2027, 144A	499,200
1,145,000	Ally Financial, Inc., Series B, (fixed rate to 5/15/2026, variable rate thereafter), 4.700%(f)	1,191,773
965,000	Ally Financial, Inc., Series C, (fixed rate to 5/15/2028, variable rate thereafter), 4.700%(f)	1,008,425
435,000	AMC Networks, Inc., 4.250%, 2/15/2029	432,825
70,000	American Airlines Group, Inc., 3.750%, 3/01/2025, 144A	63,077
1,416,756	American Airlines Pass Through Trust, Series 2016-1, Class B, 5.250%, 7/15/2025	1,398,381
1,208,651	American Airlines Pass Through Trust, Series 2016-3, Class B, 3.750%, 4/15/2027	1,163,665
336,330	American Airlines Pass Through Trust, Series 2017-1B, Class B, 4.950%, 8/15/2026	337,287
438,909	American Airlines Pass Through Trust, Series 2017-2, Class B, 3.700%, 4/15/2027	424,222
3,910,000	American Airlines, Inc., 11.750%, 7/15/2025, 144A	4,838,625
220,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.500%, 4/20/2026, 144A	231,275
255,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.750%, 4/20/2029, 144A	274,763

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
3,975,000	Apple, Inc., Series MPLE, 2.513%, 8/19/2024, (CAD)(b)	$3,256,136
260,000	Aptiv PLC, 1.600%, 9/15/2028, (EUR)	322,744
1,300,000	Ashland LLC, 3.375%, 9/01/2031, 144A	1,311,375
915,000	AT&T, Inc., 3.500%, 9/15/2053	905,594
804,000	AT&T, Inc., 3.650%, 9/15/2059	801,526
945,000	Athene Global Funding, 1.608%, 6/29/2026, 144A	944,315
2,865,000	Bank of America Corp., (fixed rate to 9/15/2026, variable rate thereafter), 1.978%, 9/15/2027, (CAD)(b)	2,257,596
2,345,000	Bank of America Corp., MTN, (fixed rate to 6/14/2023, variable rate thereafter), 0.523%, 6/14/2024(b)	2,344,009
1,140,000	Beazer Homes USA, Inc., 7.250%, 10/15/2029	1,255,425
2,240,000	Boeing Co. (The), 2.196%, 2/04/2026(b)	2,256,513
140,000	Boeing Co. (The), 3.100%, 5/01/2026	147,976
25,000	Boeing Co. (The), 3.250%, 2/01/2035	24,998
165,000	Boeing Co. (The), 3.550%, 3/01/2038	167,592
25,000	Boeing Co. (The), 3.625%, 3/01/2048	24,544
90,000	Boeing Co. (The), 3.750%, 2/01/2050	91,247
635,000	Boeing Co. (The), 3.850%, 11/01/2048	647,021
640,000	Boeing Co. (The), 3.950%, 8/01/2059	656,830
585,000	BP Capital Markets America, Inc., 3.216%, 11/28/2023(b)	617,122
690,000	Broadcom, Inc., 3.187%, 11/15/2036, 144A	687,996
4,730,000	Carnival Corp., 5.750%, 3/01/2027, 144A	4,889,637
1,720,000	Carvana Co., 5.500%, 4/15/2027, 144A	1,755,604
260,000	Catalent Pharma Solutions, Inc., 3.125%, 2/15/2029, 144A	255,307
12,500,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 2/01/2031, 144A	12,714,500
2,360,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 1/15/2034, 144A	2,337,875
2,510,000	Centene Corp., 2.500%, 3/01/2031	2,475,487
160,000	Centene Corp., 2.625%, 8/01/2031	158,918
975,000	Centene Corp., 3.000%, 10/15/2030	999,375
165,000	Charles River Laboratories International, Inc., 3.750%, 3/15/2029, 144A	168,506
175,000	Charles River Laboratories International, Inc., 4.000%, 3/15/2031, 144A	183,353
1,085,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.950%, 6/30/2062	1,046,689
6,835,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.400%, 12/01/2061	7,108,127
40,000	Cincinnati Bell, Inc., 8.000%, 10/15/2025, 144A	41,688
1,240,000	Clear Channel Worldwide Holdings, Inc., 5.125%, 8/15/2027, 144A	1,283,164
5,315,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	5,055,415
7,265,000	CommScope, Inc., 4.750%, 9/01/2029, 144A	7,255,919
95,000	Continental Resources, Inc., 3.800%, 6/01/2024	99,826
920,000	Continental Resources, Inc., 5.750%, 1/15/2031, 144A	1,112,050
595,000	CSC Holdings LLC, 5.375%, 2/01/2028, 144A	621,775
490,000	Dana, Inc., 5.375%, 11/15/2027	516,338
940,000	DH Europe Finance II S.a.r.l., 0.750%, 9/18/2031, (EUR)(b)	1,095,378
50,000	Dillard’s, Inc., 7.000%, 12/01/2028	59,049
8,000	Dillard’s, Inc., 7.750%, 7/15/2026	9,553
355,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.875%, 8/15/2027, 144A	370,531
	United States — continued
705,000	DISH DBS Corp., 5.125%, 6/01/2029	690,752
3,035,000	DISH DBS Corp., 5.875%, 11/15/2024	3,263,475
1,385,000	DISH DBS Corp., 7.750%, 7/01/2026	1,563,977
310,000	DR Horton, Inc., 4.375%, 9/15/2022	318,279
160,000	Edison International, 4.950%, 4/15/2025	176,169
235,000	Enbridge Energy Partners LP, 7.375%, 10/15/2045	370,573
575,000	EnLink Midstream Partners LP, 5.450%, 6/01/2047	554,783
70,000	EQT Corp., 3.125%, 5/15/2026, 144A	71,758
145,000	EQT Corp., 3.625%, 5/15/2031, 144A	151,090
115,000	Everi Holdings, Inc., 5.000%, 7/15/2029, 144A	117,838
3,780,000	Expedia Group, Inc., 2.950%, 3/15/2031	3,819,917
2,105,000	Ford Motor Co., 6.625%, 10/01/2028	2,526,042
2,710,000	Freeport-McMoRan, Inc., 4.375%, 8/01/2028	2,835,337
6,640,000	Freeport-McMoRan, Inc., 5.400%, 11/14/2034	7,976,300
3,005,000	Freeport-McMoRan, Inc., 5.450%, 3/15/2043	3,699,906
2,710,000	General Motors Co., 5.200%, 4/01/2045	3,300,089
405,000	General Motors Co., 6.250%, 10/02/2043	545,514
100,000	General Motors Financial Co., Inc., EMTN, 0.955%, 9/07/2023, (EUR)	117,938
635,000	General Motors Financial Co., Inc., EMTN, 2.250%, 9/06/2024, (GBP)	876,578
770,000	General Motors Financial of Canada Ltd., Series 5, 3.250%, 11/07/2023, (CAD)	631,885
315,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	491,675
855,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc., 3.500%, 3/01/2029, 144A	847,519
2,340,000	Goldman Sachs Group, Inc. (The), (fixed rate to 9/10/2023, variable rate thereafter), 0.657%, 9/10/2024	2,340,796
975,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	1,113,469
830,000	HCA, Inc., 3.500%, 9/01/2030	879,294
20,000	HCA, Inc., 4.750%, 5/01/2023	21,251
1,275,000	HCA, Inc., 5.250%, 6/15/2049	1,627,345
4,285,000	HCA, Inc., 5.375%, 9/01/2026	4,905,554
245,000	Hess Midstream Operations LP, 4.250%, 2/15/2030, 144A	247,756
660,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 4.875%, 7/01/2031, 144A	662,475
470,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 5.000%, 6/01/2029, 144A	479,400
3,065,000	Hyundai Capital America, 0.875%, 6/14/2024, 144A	3,048,855
1,000,000	Hyundai Capital America, 2.650%, 2/10/2025(b)	1,038,724
835,000	Hyundai Capital America, 2.650%, 2/10/2025, 144A(b)	867,334
1,585,000	Hyundai Capital America, 2.750%, 9/27/2026, 144A(b)	1,643,062
1,395,000	Hyundai Capital America, 6.375%, 4/08/2030, 144A(b)	1,791,335
11,250,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	11,235,937
1,085,000	iHeartCommunications, Inc., 4.750%, 1/15/2028, 144A	1,118,092
620,000	iHeartCommunications, Inc., 5.250%, 8/15/2027, 144A	644,217
2,160,000	iHeartCommunications, Inc., 8.375%, 5/01/2027	2,308,500
1,135,000	Iron Mountain, Inc., 4.875%, 9/15/2029, 144A	1,188,912

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$200,000	Jazz Securities DAC, 4.375%, 1/15/2029, 144A	$207,260
745,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.750%, 12/01/2031, 144A	775,195
7,760,000	JELD-WEN, Inc., 4.625%, 12/15/2025, 144A	7,878,961
1,875,000	JELD-WEN, Inc., 4.875%, 12/15/2027, 144A	1,953,825
1,135,000	John Deere Capital Corp., MTN, 0.450%, 6/07/2024	1,131,764
3,185,000	John Deere Financial, Inc., 1.340%, 9/08/2027, (CAD)	2,429,336
2,435,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	2,778,311
1,970,000	Kraft Heinz Foods Co., 5.500%, 6/01/2050	2,599,160
760,000	Level 3 Financing, Inc., 5.375%, 5/01/2025	776,388
345,000	Lithia Motors, Inc., 3.875%, 6/01/2029, 144A	358,738
60,000	Lumen Technologies, Inc., 5.625%, 4/01/2025	65,250
870,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029, 144A	880,875
44,000	Masco Corp., 6.500%, 8/15/2032	58,150
615,000	Medtronic Global Holdings SCA, 1.125%, 3/07/2027, (EUR)(b)	749,728
2,355,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.500%, 6/20/2027, 144A	2,560,874
1,025,000	Minerals Technologies, Inc., 5.000%, 7/01/2028, 144A	1,063,355
25,000	MPLX LP, 4.500%, 7/15/2023	26,466
95,000	MPLX LP, 4.875%, 6/01/2025	106,165
490,000	MSCI, Inc., 3.250%, 8/15/2033, 144A	495,615
2,135,000	Nationstar Mortgage Holdings, Inc., 5.500%, 8/15/2028, 144A	2,199,050
4,605,000	Nationwide Mutual Insurance Co., 4.350%, 4/30/2050, 144A(b)	5,194,693
1,370,000	Navient Corp., 5.000%, 3/15/2027	1,411,100
421,000	Navient Corp., MTN, 5.625%, 8/01/2033	400,476
4,045,000	NCL Corp. Ltd., 5.875%, 3/15/2026, 144A	4,146,125
790,000	NCL Finance Ltd., 6.125%, 3/15/2028, 144A	819,625
835,000	Netflix, Inc., 4.875%, 4/15/2028	962,338
2,250,000	Netflix, Inc., 4.875%, 6/15/2030, 144A	2,649,375
245,000	Netflix, Inc., 5.375%, 11/15/2029, 144A	296,756
20,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	28,662
2,550,000	Nissan Motor Acceptance Co. LLC, 1.125%, 9/16/2024, 144A	2,545,206
475,000	Novelis Corp., 4.750%, 1/30/2030, 144A	500,033
775,000	NRG Energy, Inc., 3.625%, 2/15/2031, 144A	761,244
300,000	Occidental Petroleum Corp., 4.500%, 7/15/2044	301,227
2,355,000	Occidental Petroleum Corp., 6.625%, 9/01/2030	2,902,537
1,795,000	Occidental Petroleum Corp., 8.875%, 7/15/2030	2,438,382
420,000	Old Republic International Corp., 4.875%, 10/01/2024	466,588
1,170,000	OneMain Finance Corp., 5.625%, 3/15/2023	1,230,659
860,000	OneMain Finance Corp., 6.875%, 3/15/2025	966,425
2,310,000	OneMain Finance Corp., 7.125%, 3/15/2026	2,676,712
130,000	OneMain Finance Corp., 8.250%, 10/01/2023	145,279
100,000	Ovintiv, Inc., 6.500%, 8/15/2034	134,868
45,000	Ovintiv, Inc., 6.500%, 2/01/2038	61,900
230,000	Ovintiv, Inc., 6.625%, 8/15/2037	315,432
30,000	Ovintiv, Inc., 7.200%, 11/01/2031	40,258
30,000	Ovintiv, Inc., 7.375%, 11/01/2031	40,694
130,000	Ovintiv, Inc., 8.125%, 9/15/2030	178,849
8,630,000	Owl Rock Capital Corp., 4.250%, 1/15/2026	9,262,603
1,550,000	Owl Rock Technology Finance Corp., 2.500%, 1/15/2027	1,556,008
	United States — continued
2,120,000	Owl Rock Technology Finance Corp., 4.750%, 12/15/2025, 144A	2,317,473
1,250,000	Pacific Gas & Electric Co., 3.500%, 8/01/2050	1,136,794
1,645,000	Pacific Gas & Electric Co., 3.950%, 12/01/2047	1,583,037
310,000	Penn National Gaming, Inc., 4.125%, 7/01/2029, 144A	306,404
970,000	Pilgrim’s Pride Corp., 3.500%, 3/01/2032, 144A	986,606
2,165,000	Prologis Euro Finance LLC, 0.250%, 9/10/2027, (EUR)(b)	2,509,608
1,530,000	Prologis Euro Finance LLC, 0.375%, 2/06/2028, (EUR)(b)	1,783,760
365,000	Prologis LP, 2.250%, 6/30/2029, (GBP)(b)	516,716
890,000	Range Resources Corp., 4.875%, 5/15/2025	939,662
165,000	Range Resources Corp., 5.000%, 3/15/2023	171,188
1,100,000	Realty Income Corp., EMTN, 1.625%, 12/15/2030, (GBP)(b)	1,455,847
295,000	Rocket Mortgage LLC, 5.250%, 1/15/2028, 144A	317,863
4,370,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026, 144A	4,270,364
6,794,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	6,870,432
10,226,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	10,315,477
2,915,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033, 144A	2,893,137
790,000	Royal Caribbean Cruises Ltd., 4.250%, 7/01/2026, 144A	773,845
4,130,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028, 144A	4,224,201
810,000	Santander Holdings USA, Inc., 3.450%, 6/02/2025(b)	867,309
1,450,000	SBA Communications Corp., 3.125%, 2/01/2029, 144A	1,401,062
1,020,000	Scientific Games International, Inc., 7.000%, 5/15/2028, 144A	1,100,325
525,000	Scientific Games International, Inc., 7.250%, 11/15/2029, 144A	589,910
435,000	Sensata Technologies BV, 4.000%, 4/15/2029, 144A	442,808
140,000	Silgan Holdings, Inc., 3.250%, 3/15/2025, (EUR)	163,462
130,000	Skyworks Solutions, Inc., 1.800%, 6/01/2026	131,723
500,000	Square, Inc., 3.500%, 6/01/2031, 144A	512,865
2,785,000	Summit Materials LLC/Summit Materials Finance Corp., 5.250%, 1/15/2029, 144A	2,924,250
6,900,000	T-Mobile USA, Inc., 3.375%, 4/15/2029	7,198,425
4,305,000	T-Mobile USA, Inc., 3.500%, 4/15/2031	4,540,202
2,805,000	T-Mobile USA, Inc., 3.875%, 4/15/2030	3,097,175
1,695,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	1,945,012
420,000	Terminix Co. LLC (The), 7.450%, 8/15/2027	509,250
100,000	Thermo Fisher Scientific, Inc., EMTN, 1.500%, 10/01/2039, (EUR)	118,400
245,000	Thermo Fisher Scientific, Inc., EMTN, 1.875%, 10/01/2049, (EUR)(b)	298,213
90,000	Time Warner Cable LLC, 4.500%, 9/15/2042	98,491
85,000	Time Warner Cable LLC, 5.500%, 9/01/2041	104,175
400,000	TopBuild Corp., 4.125%, 2/15/2032, 144A	404,000
1,635,000	Toyota Motor Credit Corp., MTN, 2.650%, 4/12/2022(b)	1,655,913
635,000	TransDigm, Inc., 5.500%, 11/15/2027	652,463
50,000	TransDigm, Inc., 7.500%, 3/15/2027	52,375
2,615,000	TransDigm, Inc., 8.000%, 12/15/2025, 144A	2,788,244

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$615,000	Travel & Leisure Co., 4.625%, 3/01/2030, 144A	$631,913
75,000	Travel & Leisure Co., 6.000%, 4/01/2027	83,117
90,000	Travel & Leisure Co., 6.625%, 7/31/2026, 144A	102,489
5,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 6/15/2024	5,500
775,000	TriNet Group, Inc., 3.500%, 3/01/2029, 144A	776,938
68,117	U.S. Airways Pass Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	71,663
263,253	U.S. Airways Pass Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026	263,781
4,366,097	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2022(b)(g)	4,427,040
4,407,647	U.S. Treasury Inflation Indexed Note, 0.375%, 7/15/2027(b)(g)	4,902,991
12,489,112	U.S. Treasury Inflation Indexed Note, 0.625%, 4/15/2023(b)(g)	13,068,035
36,290,000	U.S. Treasury Note, 0.125%, 1/31/2023(h)	36,271,572
10,300,000	U.S. Treasury Note, 0.125%, 3/31/2023	10,289,941
9,320,000	U.S. Treasury Note, 0.125%, 4/30/2023(b)	9,307,622
23,105,000	U.S. Treasury Note, 0.125%, 5/31/2023	23,067,996
13,295,000	U.S. Treasury Note, 0.750%, 3/31/2026(b)	13,201,000
35,000,000	U.S. Treasury Note, 0.875%, 6/30/2026	34,876,953
5,130,000	U.S. Treasury Note, 1.500%, 11/30/2021	5,142,123
8,590,000	U.S. Treasury Note, 1.625%, 10/31/2026(b)	8,853,740
14,060,000	U.S. Treasury Note, 1.625%, 8/15/2029(b)	14,320,330
10,235,000	U.S. Treasury Note, 1.750%, 11/15/2029(b)(h)	10,518,062
4,515,000	U.S. Treasury Note, 1.875%, 3/31/2022(b)	4,555,564
4,700,000	U.S. Treasury Note, 2.875%, 5/15/2028(b)	5,183,770
13,090,000	Uber Technologies, Inc., 4.500%, 8/15/2029, 144A	13,179,994
10,745,000	Uber Technologies, Inc., 6.250%, 1/15/2028, 144A	11,523,905
1,080,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	1,179,225
357,118	United Airlines Pass Through Trust, Series 2016-2, Class B, 3.650%, 4/07/2027	355,643
2,337,237	United Airlines Pass Through Trust, Series 2020-1, Class A, 5.875%, 4/15/2029(b)	2,606,440
195,000	United Airlines, Inc., 4.375%, 4/15/2026, 144A	200,119
290,000	United Airlines, Inc., 4.625%, 4/15/2029, 144A	299,701
390,000	Verizon Communications, Inc., 2.850%, 9/03/2041	380,628
3,095,000	Verizon Communications, Inc., Series MPLE, 2.500%, 5/16/2030, (CAD)	2,425,858
60,000	Weyerhaeuser Co., 6.950%, 10/01/2027	76,687
315,000	Weyerhaeuser Co., 7.375%, 3/15/2032	448,566
1,595,000	Yum! Brands, Inc., 4.625%, 1/31/2032	1,702,662

		535,610,174

	Uruguay — 0.1%
1,415,000	Uruguay Government International Bond, 4.375%, 1/23/2031(b)	1,636,066
86,955,000	Uruguay Government International Bond, 8.250%, 5/21/2031, (UYU)	2,057,367

		3,693,433

	Total Non-Convertible Bonds (Identified Cost $1,351,965,492)	1,379,237,164

Convertible Bonds — 2.0%
	United States — 2.0%
3,485,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	3,565,804
18,255,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	18,270,031
	United States — continued
5,315,000	DISH Network Corp., Zero Coupon, 0.000%, 12/15/2025, 144A(c)	6,351,425
545,000	DISH Network Corp., 2.375%, 3/15/2024	531,034
21,905,000	DISH Network Corp., 3.375%, 8/15/2026	22,770,248
4,220,000	Expedia Group, Inc., Zero Coupon, 0.000%, 2/15/2026, 144A(c)	4,556,127
805,000	Ionis Pharmaceuticals, Inc., Zero Coupon, 0.000%-0.979%, 4/01/2026, 144A(i)	731,534
305,000	JetBlue Airways Corp., 0.500%, 4/01/2026, 144A	298,852
1,345,000	Livongo Health, Inc., 0.875%, 6/01/2025	1,776,866
6,525,000	Palo Alto Networks, Inc., 0.375%, 6/01/2025	10,773,255
810,000	Peloton Interactive, Inc., Zero Coupon, 0.519%-1.734%, 2/15/2026, 144A(i)	713,031
155,000	Penn National Gaming, Inc., 2.750%, 5/15/2026	494,605
6,745,000	Southwest Airlines Co., 1.250%, 5/01/2025(b)	10,075,344
820,000	Splunk, Inc., 1.125%, 6/15/2027	804,113
9,500,000	Teladoc Health, Inc., 1.250%, 6/01/2027	9,542,147
1,100,000	Twitter, Inc., Zero Coupon, 0.000%-1.483%, 3/15/2026, 144A(i)	1,021,174
3,275,000	Uber Technologies, Inc., Zero Coupon, 0.000%, 12/15/2025, 144A(c)	3,185,365
170,000	Zynga, Inc., Zero Coupon, 0.779%-0.859%, 12/15/2026, 144A(i)	164,156

	Total Convertible Bonds (Identified Cost $93,156,750)	95,625,111

Municipals — 0.0%
	United States — 0.0%
125,000	Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046 (Identified Cost $124,989)	130,525

	Total Bonds and Notes (Identified Cost $1,445,247,231)	1,474,992,800

Senior Loans — 0.1%
	United States — 0.1%
521,874	Hilton Grand Vacations Borrower LLC, 2021 Term Loan B, 1-month LIBOR + 3.000%, 3.500%, 8/02/2028(j)	523,048
441,893	Jazz Financing Lux S.a.r.l., USD Term Loan, 1-month LIBOR + 3.500%, 4.000%, 5/05/2028(j)	442,392
469,394	Medline Industries, Inc., USD Term Loan B, 9/20/2028(k)	468,366
496,133	United Airlines, Inc., 2021 Term Loan B, 3-month LIBOR + 3.750%, 4.500%, 4/21/2028(j)	499,179

	Total Senior Loans (Identified Cost $1,919,951)	1,932,985

Shares
Preferred Stocks — 0.0%
Convertible Preferred Stocks — 0.0%
	United States — 0.0%
38,952	El Paso Energy Capital Trust I, 4.750% (Identified Cost $1,828,520)	1,930,072

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Short-Term Investments — 0.9%
$45,159,597	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2021 at 0.000% to be repurchased at $45,159,597 on 10/01/2021 collateralized by $46,301,600 U.S. Treasury Note, 1.250% due 9/30/2028 valued at $46,062,869 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $45,159,597)	$45,159,597

	Total Investments — 99.6% (Identified Cost $3,778,502,923)	4,855,887,463
	Other assets less liabilities — 0.4%	21,556,871

	Net Assets — 100.0%	$4,877,444,334

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 1,000.
(†††)	Amount shown represents principal amount including inflation adjustments.
(††††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Non-income producing security.
(b)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(c)	Interest rate represents annualized yield at time of purchase; not a coupon rate.
(d)	Illiquid security. (Unaudited)
(e)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2021, the value of these securities amounted to $8,767,057 or 0.2% of net assets. See Note 2 of Notes to Financial Statements.
(f)	Perpetual bond with no specified maturity date.
(g)	Treasury Inflation Protected Security (TIPS).
(h)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(i)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.
(j)	Variable rate security. Rate as of September 30, 2021 is disclosed.
(k)	Position is unsettled. Contract rate was not determined at September 30, 2021 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, the value of Rule 144A holdings amounted to $353,199,824 or 7.2% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
CPI	Consumer Price Index
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNH	Chinese Yuan Renminbi Offshore
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RON	Romanian Leu
SEK	Swedish Krona
SGD	Singapore Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Global Allocation Fund – (continued)

At September 30, 2021, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	12/15/2021	KRW	B	5,850,000,000	$5,020,597	$4,935,617	$(84,980)
Bank of America, N.A.	12/15/2021	MXN	S	256,059,000	12,673,239	12,277,219	396,020
Bank of America, N.A.	12/02/2021	BRL	S	27,000,000	5,060,255	4,910,704	149,551
Citibank, N.A.	12/15/2021	ZAR	S	71,581,000	4,913,746	4,706,949	206,797
Credit Suisse International	12/15/2021	CAD	S	254,417,000	200,926,697	200,863,281	63,416
Credit Suisse International	12/15/2021	COP	S	38,844,665,000	10,113,165	10,152,288	(39,123)
Credit Suisse International	12/15/2021	GBP	B	12,371,000	17,114,957	16,670,387	(444,570)
Credit Suisse International	12/15/2021	JPY	B	11,200,164,000	101,668,095	100,696,676	(971,419)
HSBC Bank USA	12/15/2021	AUD	B	18,075,000	13,467,231	13,071,622	(395,609)
Morgan Stanley Capital Services, Inc.	12/15/2021	EUR	B	144,681,000	171,509,820	167,839,265	(3,670,555)
Morgan Stanley Capital Services, Inc.	12/15/2021	NZD	S	6,003,000	4,274,376	4,141,899	132,477
UBS AG	12/15/2021	IDR	S	105,333,420,000	7,321,634	7,307,646	13,988
UBS AG	12/15/2021	SEK	B	7,350,000	856,151	840,125	(16,026)

Total							$(4,660,033)

At September 30, 2021, the Fund had the following open forward cross currency contracts:

Counterparty	Settlement Date	Deliver/Units of Currency		Receive/Units of Currency		Notional Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.	12/15/2021	NOK	30,959,000	EUR	2,996,891	$3,476,586	$(62,832)

At September 30, 2021, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra 10 Year U.S. Treasury Note	12/21/2021	185	$27,299,811	$26,871,250	$428,561
Ultra Long U.S. Treasury Bond	12/21/2021	40	7,882,086	7,642,500	239,586

Total					$668,147

Industry Summary at September 30, 2021

Treasuries	12.9%
Semiconductors & Semiconductor Equipment	8.9
IT Services	6.5
Interactive Media & Services	5.3
Software	5.2
Internet & Direct Marketing Retail	4.1
Life Sciences Tools & Services	4.0
Hotels, Restaurants & Leisure	4.0
Chemicals	3.9
Machinery	3.3
Capital Markets	3.2
Health Care Equipment & Supplies	3.1
Banking	2.2
Health Care Providers & Services	2.2
Food & Staples Retailing	2.0
Other Investments, less than 2% each	27.9
Short-Term Investments	0.9

Total Investments	99.6
Other assets less liabilities (including forward foreign currency and futures contracts)	0.4

Net Assets	100.0%

Currency Exposure Summary at September 30, 2021

United States Dollar	75.2%
Canadian Dollar	6.4
Euro	5.7
New Taiwan Dollar	2.2
Other, less than 2% each	10.1

Total Investments	99.6
Other assets less liabilities (including forward foreign currency and futures contracts)	0.4

Net Assets	100.0%

See accompanying notes to financial statements.

59  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Growth Fund

Shares	Description	Value (†)
Common Stocks — 99.0% of Net Assets
	Aerospace & Defense — 4.1%
2,563,845	Boeing Co. (The)(a)	$563,892,069

	Air Freight & Logistics — 2.1%
2,461,694	Expeditors International of Washington, Inc.	293,261,606

	Beverages — 3.0%
4,701,484	Monster Beverage Corp.(a)	417,632,824

	Biotechnology — 5.0%
642,511	Regeneron Pharmaceuticals, Inc.(a)	388,834,807
1,682,068	Vertex Pharmaceuticals, Inc.(a)	305,110,314

		693,945,121

	Capital Markets — 2.9%
546,105	FactSet Research Systems, Inc.	215,591,332
3,103,806	SEI Investments Co.	184,055,696

		399,647,028

	Communications Equipment — 1.8%
4,532,387	Cisco Systems, Inc.	246,697,824

	Energy Equipment & Services — 1.5%
6,727,536	Schlumberger NV	199,404,167

	Entertainment — 3.1%
2,539,005	Walt Disney Co. (The)(a)	429,523,476

	Health Care Equipment & Supplies — 1.4%
199,487	Intuitive Surgical, Inc.(a)	198,320,001

	Health Care Technology — 0.9%
1,736,498	Cerner Corp.	122,457,839

	Hotels, Restaurants & Leisure — 4.6%
3,068,017	Starbucks Corp.	338,432,955
2,064,960	Yum China Holdings, Inc.	119,994,826
1,452,062	Yum! Brands, Inc.	177,601,703

		636,029,484

	Household Products — 1.2%
2,148,239	Colgate-Palmolive Co.	162,363,904

	Interactive Media & Services — 13.5%
185,959	Alphabet, Inc., Class A(a)	497,165,106
185,703	Alphabet, Inc., Class C(a)	494,956,063
2,535,412	Facebook, Inc., Class A(a)	860,493,478

		1,852,614,647

	Internet & Direct Marketing Retail — 9.4%
2,727,205	Alibaba Group Holding Ltd., Sponsored ADR(a)	403,762,700
269,186	Amazon.com, Inc.(a)	884,286,778

		1,288,049,478

	IT Services — 5.9%
510,413	Automatic Data Processing, Inc.	102,041,767
3,204,895	Visa, Inc., Class A	713,890,361

		815,932,128

	Life Sciences Tools & Services — 2.2%
749,729	Illumina, Inc.(a)	304,097,580

	Machinery — 2.6%
1,080,265	Deere & Co.	361,964,394

	Pharmaceuticals — 6.2%
4,501,930	Novartis AG, Sponsored ADR	368,167,835
1,507,774	Novo Nordisk A/S, Sponsored ADR	144,761,382
7,478,844	Roche Holding AG, Sponsored ADR	340,063,037

		852,992,254

	Semiconductors & Semiconductor Equipment — 8.5%
4,384,032	NVIDIA Corp.	908,196,069
1,982,057	QUALCOMM, Inc.	255,645,712

		1,163,841,781

	Software — 19.1%
2,088,760	Autodesk, Inc.(a)	595,651,689
2,279,290	Microsoft Corp.	642,577,437
7,165,695	Oracle Corp.	624,347,005
2,117,114	salesforce.com, Inc.(a)	574,203,659
756,354	Workday, Inc., Class A(a)	189,005,301

		2,625,785,091

	Total Common Stocks (Identified Cost $7,044,124,379)	13,628,452,696

Principal Amount
Short-Term Investments — 0.9%
$130,851,234	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2021 at 0.000% to be repurchased at $130,851,234 on 10/01/2021 collateralized by $112,570,100 U.S. Treasury Inflation Indexed Note, 0.250% due 7/15/2029 valued at $133,468,279 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $130,851,234)	130,851,234

	Total Investments — 99.9% (Identified Cost $7,174,975,613)	13,759,303,930
	Other assets less liabilities — 0.1%	9,330,227

	Net Assets — 100.0%	$13,768,634,157

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
Industry Summary at September 30, 2021

Software	19.1%
Interactive Media & Services	13.5
Internet & Direct Marketing Retail	9.4
Semiconductors & Semiconductor Equipment	8.5
Pharmaceuticals	6.2
IT Services	5.9
Biotechnology	5.0
Hotels, Restaurants & Leisure	4.6
Aerospace & Defense	4.1
Entertainment	3.1
Beverages	3.0
Capital Markets	2.9
Machinery	2.6
Life Sciences Tools & Services	2.2
Air Freight & Logistics	2.1
Other Investments, less than 2% each	6.8
Short-Term Investments	0.9

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

|  60

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Intermediate Duration Bond Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 95.6% of Net Assets
	ABS Car Loan — 7.6%
$754,600	American Credit Acceptance Receivables Trust, Series 2019-4, Class C, 2.690%, 12/12/2025, 144A	$760,840
90,000	American Credit Acceptance Receivables Trust, Series 2020-2, Class B, 2.480%, 9/13/2024, 144A	90,646
135,000	American Credit Acceptance Receivables Trust, Series 2020-3, Class B, 1.150%, 8/13/2024, 144A	135,385
240,000	American Credit Acceptance Receivables Trust, Series 2020-4, Class C, 1.310%, 12/14/2026, 144A	241,827
385,000	American Credit Acceptance Receivables Trust, Series 2021-3, Class B, 0.660%, 2/13/2026, 144A	385,399
510,000	AmeriCredit Automobile Receivables Trust, Series 2018-3, Class B, 3.580%, 10/18/2024	514,704
480,000	AmeriCredit Automobile Receivables Trust, Series 2019-2, Class B, 2.540%, 7/18/2024	486,965
423,830	AmeriCredit Automobile Receivables Trust, Series 2019-3, Class A3, 2.060%, 4/18/2024	426,080
333,554	AmeriCredit Automobile Receivables Trust, Series 2020-1, Class A3, 1.110%, 8/19/2024	334,757
110,000	AmeriCredit Automobile Receivables Trust, Series 2020-2, Class A3, 0.660%, 12/18/2024	110,390
265,000	AmeriCredit Automobile Receivables Trust, Series 2020-2, Class B, 0.970%, 2/18/2026	267,102
125,000	AmeriCredit Automobile Receivables Trust, Series 2020-3, Class C, 1.060%, 8/18/2026	125,832
215,000	AmeriCredit Automobile Receivables Trust, Series 2021-2, Class B, 0.690%, 1/19/2027	214,575
100,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class A, 3.450%, 3/20/2023, 144A	100,791
140,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class A, 3.350%, 9/22/2025, 144A	149,227
266,086	Bank of The West Auto Trust, Series 2019-1, Class A3, 2.430%, 4/15/2024, 144A	268,446
397,682	Capital One Prime Auto Receivables Trust, Series 2019-2, Class A3, 1.920%, 5/15/2024	401,589
488,317	CarMax Auto Owner Trust, Series 2020-2, Class A3, 1.700%, 11/15/2024	492,788
485,000	CarMax Auto Owner Trust, Series 2020-3, Class A3, 0.620%, 3/17/2025	486,699
220,000	Carvana Auto Receivables Trust, Series 2021-N2, Class B, 0.750%, 3/10/2028	219,439
90,730	CPS Auto Receivables Trust, Series 2020-A, Class B, 2.360%, 2/15/2024, 144A	91,009
595,000	Credit Acceptance Auto Loan Trust, Series 2019-3A, Class A, 2.380%, 11/15/2028, 144A	603,431
435,000	Credit Acceptance Auto Loan Trust, Series 2020-1A, Class A, 2.010%, 2/15/2029, 144A	441,098
585,000	Credit Acceptance Auto Loan Trust, Series 2020-1A, Class B, 2.390%, 4/16/2029, 144A	600,170
315,000	Credit Acceptance Auto Loan Trust, Series 2020-2A, Class A, 1.370%, 7/16/2029, 144A	318,116
265,000	Credit Acceptance Auto Loan Trust, Series 2021-3A, Class A, 1.000%, 5/15/2030, 144A	265,146
17,852	Drive Auto Receivables Trust, Series 2019-3, Class B, 2.650%, 2/15/2024	17,870
405,000	Drive Auto Receivables Trust, Series 2021-1, Class B, 0.650%, 7/15/2025	406,111
585,000	Drive Auto Receivables Trust, Series 2021-2, Class B, 0.580%, 12/15/2025	585,131
113,355	DT Auto Owner Trust, Series 2019-1A, Class C, 3.610%, 11/15/2024, 144A	113,946
227,705	DT Auto Owner Trust, Series 2019-2A, Class C, 3.180%, 2/18/2025, 144A	229,848
	ABS Car Loan — continued
54,981	DT Auto Owner Trust, Series 2019-4A, Class B, 2.360%, 1/16/2024, 144A	55,120
46,171	DT Auto Owner Trust, Series 2020-2A, Class A, 1.140%, 1/16/2024, 144A	46,281
320,000	DT Auto Owner Trust, Series 2020-2A, Class C, 3.280%, 3/16/2026, 144A	332,032
30,000	DT Auto Owner Trust, Series 2021-1A, Class B, 0.620%, 9/15/2025, 144A	30,046
300,000	DT Auto Owner Trust, Series 2021-2A, Class B, 0.810%, 1/15/2027, 144A	300,766
87,755	Exeter Automobile Receivables Trust, Series 2020-1A, Class B, 2.260%, 4/15/2024, 144A	88,006
440,000	Exeter Automobile Receivables Trust, Series 2020-2A, Class C, 3.280%, 5/15/2025, 144A	451,450
275,000	Exeter Automobile Receivables Trust, Series 2021-1A, Class B, 0.500%, 2/18/2025	275,187
330,000	Exeter Automobile Receivables Trust, Series 2021-2A, Class B, 0.570%, 9/15/2025	330,432
70,339	First Investors Auto Owner Trust, Series 2019-2A, Class A, 2.210%, 9/16/2024, 144A	70,655
392,379	Flagship Credit Auto Trust, Series 2018-4, Class B, 3.880%, 10/16/2023, 144A	393,954
235,037	Flagship Credit Auto Trust, Series 2020-1, Class A, 1.900%, 8/15/2024, 144A(a)	236,734
915,000	Flagship Credit Auto Trust, Series 2020-1, Class B, 2.050%, 2/17/2025, 144A	926,114
290,000	Flagship Credit Auto Trust, Series 2021-2, Class B, 0.930%, 6/15/2027, 144A	290,557
595,000	Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.190%, 7/15/2031, 144A(a)	637,087
167,511	Ford Credit Auto Owner Trust, Series 2020-A, Class A3, 1.040%, 8/15/2024	168,423
785,000	Ford Credit Auto Owner Trust, Series 2020-B, Class A3, 0.560%, 10/15/2024(a)	787,211
570,000	Ford Credit Auto Owner Trust, Series 2021-1, Class A, 1.370%, 10/17/2033, 144A	572,407
635,000	Ford Credit Floorplan Master Owner Trust, Series 2019-1, Class A, 2.840%, 3/15/2024	642,440
260,000	GLS Auto Receivables Issuer Trust, Series 2019-4A, Class B, 2.780%, 9/16/2024, 144A	263,837
77,251	GLS Auto Receivables Issuer Trust, Series 2020-2A, Class A, 1.580%, 8/15/2024, 144A	77,571
300,000	GLS Auto Receivables Issuer Trust, Series 2020-3A, Class B, 1.380%, 8/15/2024, 144A	301,683
265,000	GLS Auto Receivables Issuer Trust, Series 2020-4A, Class C, 1.140%, 11/17/2025, 144A	266,284
42,419	GLS Auto Receivables Trust, Series 2018-3A, Class B, 3.780%, 8/15/2023, 144A	42,560
340,000	GLS Auto Receivables Trust, Series 2021-2A, Class B, 0.770%, 9/15/2025, 144A	340,102
140,000	GM Financial Automobile Leasing Trust, Series 2020-2, Class A3, 0.800%, 7/20/2023	140,578
251,157	GM Financial Consumer Automobile Receivables Trust, Series 2019-3, Class A3, 2.180%, 4/16/2024	253,528
145,000	GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class A3, 1.490%, 12/16/2024	146,308
180,000	GMF Floorplan Owner Revolving Trust, Series 2020-1, Class A, 0.680%, 8/15/2025, 144A	180,688
74,395	Honda Auto Receivables Owner Trust, Series 2020-2, Class A2, 0.740%, 11/15/2022	74,444
455,000	Honda Auto Receivables Owner Trust, Series 2020-2, Class A3, 0.820%, 7/15/2024	457,350
298,925	Hyundai Auto Receivables Trust, Series 2019-B, Class A3, 1.940%, 2/15/2024	301,420

See accompanying notes to financial statements.

61  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Car Loan — continued
$170,000	Hyundai Auto Receivables Trust, Series 2020-A, Class A3, 1.410%, 11/15/2024	$171,910
290,000	Mercedes-Benz Auto Receivables Trust, Series 2020-1, Class A3, 0.550%, 2/18/2025	290,797
310,000	NextGear Floorplan Master Owner Trust, Series 2018-2A, Class A2, 3.690%, 10/15/2023, 144A	310,384
865,000	NextGear Floorplan Master Owner Trust, Series 2020-1A, Class A2, 1.550%, 2/15/2025, 144A(a)	878,379
17,262	Prestige Auto Receivables Trust, Series 2019-1A, Class A3, 2.450%, 5/15/2023, 144A(a)	17,277
695,000	Prestige Auto Receivables Trust, Series 2020-1A, Class C, 1.310%, 11/16/2026, 144A	699,506
210,000	Santander Consumer Auto Receivables Trust, Series 2020-AA, Class C, 3.710%, 2/17/2026, 144A	219,339
300,000	Santander Consumer Auto Receivables Trust, Series 2020-BA, Class A3, 0.460%, 8/15/2024, 144A	300,342
306,709	Santander Drive Auto Receivables Trust, Series 2019-2, Class C, 2.900%, 10/15/2024	308,860
68,140	Santander Drive Auto Receivables Trust, Series 2020-1, Class A3, 2.030%, 2/15/2024	68,275
90,717	Santander Drive Auto Receivables Trust, Series 2020-2, Class A3, 0.670%, 4/15/2024	90,759
520,000	Santander Drive Auto Receivables Trust, Series 2020-2, Class B, 0.960%, 11/15/2024	522,054
615,000	Santander Drive Auto Receivables Trust, Series 2020-3, Class C, 1.120%, 1/15/2026	618,876
170,000	Santander Drive Auto Receivables Trust, Series 2020-4, Class C, 1.010%, 1/15/2026	171,099
460,000	Santander Drive Auto Receivables Trust, Series 2021-2, Class C, 0.900%, 6/15/2026	461,614
745,000	Santander Drive Auto Receivables Trust, Series 2021-3, Class C, 0.950%, 9/15/2027	746,348
440,000	Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.350%, 5/25/2033, 144A	446,090
200,000	Toyota Auto Receivables Owner Trust, Series 2020-B, Class A3, 1.360%, 8/15/2024	201,809
190,270	Westlake Automobile Receivables Trust, Series 2019-2A, Class B, 2.620%, 7/15/2024, 144A(a)	190,488
202,440	Westlake Automobile Receivables Trust, Series 2019-3A, Class B, 2.410%, 10/15/2024, 144A	203,098
311,812	Westlake Automobile Receivables Trust, Series 2020-2A, Class A2A, 0.930%, 2/15/2024, 144A(a)	312,432
400,000	Westlake Automobile Receivables Trust, Series 2020-2A, Class C, 2.010%, 7/15/2025, 144A	407,330
590,000	Westlake Automobile Receivables Trust, Series 2021-1A, Class B, 0.640%, 3/16/2026, 144A	591,079
270,000	Westlake Automobile Receivables Trust, Series 2021-2A, Class B, 0.620%, 7/15/2026, 144A	269,951
4,855	World Omni Auto Receivables Trust, Series 2017-B, Class A3, 1.950%, 2/15/2023	4,862
635,000	World Omni Auto Receivables Trust, Series 2020-B, Class A3, 0.630%, 5/15/2025	637,378
310,000	World Omni Select Auto Trust, Series 2020-A, Class A3, 0.550%, 7/15/2025	310,481
360,000	World Omni Select Auto Trust, Series 2021-A, Class B, 0.850%, 8/16/2027	358,952

		29,176,381

	ABS Credit Card — 0.6%
620,000	American Express Credit Account Master Trust, Series 2019-1, Class A, 2.870%, 10/15/2024	627,693
	ABS Credit Card — continued
925,000	Barclays Dryrock Issuance Trust, Series 2019-1, Class A, 1.960%, 5/15/2025(a)	938,030
585,000	World Financial Network Credit Card Master Trust, Series 2019-C, Class A, 2.210%, 7/15/2026	596,034

		2,161,757

	ABS Home Equity — 0.0%
106,445	Bayview Opportunity Master Fund IVa Trust, Series 2016-SPL1, Class A, 4.000%, 4/28/2055, 144A	107,096
2,482	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(b)	2,518
13,283	Mill City Mortgage Loan Trust, Series 2016-1, Class A1, 2.500%, 4/25/2057, 144A(b)	13,324

		122,938

	ABS Other — 1.4%
395,000	Affirm Asset Securitization Trust, Series 2021-B, Class A, 1.030%, 8/17/2026, 144A	395,459
565,000	Aqua Finance Trust, Series 2021-A, Class A, 1.540%, 7/17/2046, 144A(c)	564,912
244,914	Chesapeake Funding II LLC, Series 2020-1A, Class A1, 0.870%, 8/16/2032, 144A	246,112
75,924	CNH Equipment Trust, Series 2020-A, Class A2, 1.080%, 7/17/2023	75,978
250,000	CNH Equipment Trust, Series 2020-A, Class A3, 1.160%, 6/16/2025	252,160
88,816	Diamond Resorts Owner Trust, Series 2018-1, Class A, 3.700%, 1/21/2031, 144A	91,966
795,000	Donlen Fleet Lease Funding 2 LLC, Series 2021-2, Class A2, 0.560%, 12/11/2034, 144A	795,915
255,000	Kubota Credit Owner Trust, Series 2020-1A, Class A3, 1.960%, 3/15/2024, 144A	258,948
174,286	Merlin Aviation Holdings DAC, Series 2016-1, Class A, 4.500%, 12/15/2032, 144A(b)	168,727
118,291	MVW LLC, Series 2020-1A, Class A, 1.740%, 10/20/2037, 144A	119,535
265,725	OneMain Financial Issuance Trust, Series 2018-1A, Class A, 3.300%, 3/14/2029, 144A(a)	266,391
251,884	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A	249,818
27,755	Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1A, Class A, 2.910%, 3/20/2034, 144A	27,941
162,734	Sierra Timeshare Receivables Funding LLC, Series 2020-2A, Class A, 1.330%, 7/20/2037, 144A	163,666
1,504,466	Verizon Owner Trust, Series 2019-B, Class A1A, 2.330%, 12/20/2023(a)	1,518,104
73,242	Wheels SPV 2 LLC, Series 2019-1A, Class A2, 2.300%, 5/22/2028, 144A	73,609

		5,269,241

	ABS Student Loan — 0.1%
21,284	Earnest Student Loan Program LLC, Series 2017-A, Class A2, 2.650%, 1/25/2041, 144A	21,329
153,076	Massachusetts Educational Financing Authority, Series 2018-A, Class A, 3.850%, 5/25/2033	161,140
94,316	Navient Private Education Refi Loan Trust, Series 2020-GA, Class A, 1.170%, 9/16/2069, 144A	96,679
130,925	Navient Private Education Refi Loan Trust, Series 2020-HA, Class A, 1.310%, 1/15/2069, 144A	131,804
8,408	North Carolina State Education Assistance Authority, Series 2011-2, Class A2, 3-month LIBOR + 0.800%, 0.925%, 7/25/2025(d)	8,425
35,118	SoFi Professional Loan Program LLC, Series 2016-B, Class A2B, 2.740%, 10/25/2032, 144A	35,443

See accompanying notes to financial statements.

|  62

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Student Loan — continued
$66,954	SoFi Professional Loan Program LLC, Series 2017-E, Class A2B, 2.720%, 11/26/2040, 144A	$67,945

		522,765

	ABS Whole Business — 0.1%
518,950	Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2II, 4.666%, 9/05/2048, 144A	533,334

	Aerospace & Defense — 0.2%
640,000	Raytheon Technologies Corp., 1.900%, 9/01/2031	621,013
29,000	Raytheon Technologies Corp., 3.650%, 8/16/2023	30,632

		651,645

	Agency Commercial Mortgage-Backed Securities — 0.7%
509,476	FHLMC Multifamily Structured Pass Through Certificates, Series K029, Class A2, 3.320%, 2/25/2023(a)(b)	527,900
701,647	FHLMC Multifamily Structured Pass Through Certificates, Series K042, Class A2, 2.670%, 12/25/2024(a)	741,067
1,175,000	FHLMC Multifamily Structured Pass Through Certificates, Series KJ26, Class A2, 2.606%, 7/25/2027(a)	1,250,283
69,553	FHLMC Multifamily Structured Pass Through Certificates, Series KJ28, Class A1, 1.766%, 2/25/2025	70,206

		2,589,456

	Automotive — 2.5%
1,440,000	American Honda Finance Corp., MTN, 0.875%, 7/07/2023	1,451,257
145,000	American Honda Finance Corp., MTN, 3.625%, 10/10/2023	154,070
160,000	Daimler Finance North America LLC, 3.350%, 2/22/2023, 144A	166,273
665,000	Denso Corp., 1.239%, 9/16/2026, 144A	660,157
360,000	General Motors Financial Co., Inc., 4.150%, 6/19/2023	380,476
295,000	Harley-Davidson Financial Services, Inc., 3.350%, 6/08/2025, 144A	313,252
220,000	Harley-Davidson Financial Services, Inc., 4.050%, 2/04/2022, 144A	222,668
1,295,000	Hyundai Capital America, 2.100%, 9/15/2028, 144A	1,276,280
195,000	Hyundai Capital America, 2.375%, 2/10/2023, 144A	199,293
95,000	Hyundai Capital America, 3.000%, 6/20/2022, 144A	96,639
240,000	Kia Corp., 1.000%, 4/16/2024, 144A	240,083
275,000	Nissan Motor Acceptance Co. LLC, 3.450%, 3/15/2023, 144A	284,613
105,000	PACCAR Financial Corp., MTN, 0.800%, 6/08/2023	105,601
160,000	PACCAR Financial Corp., MTN, 1.800%, 2/06/2025	164,705
955,000	PACCAR Financial Corp., MTN, 1.900%, 2/07/2023	974,740
1,150,000	Toyota Motor Credit Corp., 1.900%, 9/12/2031	1,128,946
250,000	Toyota Motor Credit Corp., MTN, 1.150%, 5/26/2022	251,557
295,000	Toyota Motor Credit Corp., MTN, 1.800%, 10/07/2021	295,033
480,000	Toyota Motor Credit Corp., MTN, 1.900%, 4/06/2028	486,329
275,000	Volkswagen Group of America Finance LLC, 3.350%, 5/13/2025, 144A	294,005
290,000	Volkswagen Group of America Finance LLC, 4.250%, 11/13/2023, 144A	311,045

		9,457,022

	Banking — 16.8%
1,165,000	Ally Financial, Inc., 3.050%, 6/05/2023	1,208,602
495,000	American Express Co., 3.700%, 8/03/2023	523,490
	Banking — continued
625,000	ANZ New Zealand International Ltd., 1.900%, 2/13/2023, 144A	638,338
1,190,000	Australia & New Zealand Banking Group Ltd., MTN, 2.050%, 11/21/2022	1,215,081
800,000	Banco Bilbao Vizcaya Argentaria S.A., 0.875%, 9/18/2023	804,848
805,000	Bank of America Corp., MTN, (fixed rate to 6/14/2028, variable rate thereafter), 2.087%, 6/14/2029	803,708
395,000	Bank of Ireland Group PLC, 4.500%, 11/25/2023, 144A	423,334
910,000	Bank of Ireland Group PLC, (fixed rate to 9/30/2026, variable rate thereafter), 2.029%, 9/30/2027, 144A	909,470
175,000	Bank of Montreal, MTN, 1.850%, 5/01/2025	180,075
655,000	Bank of New York Mellon Corp. (The), MTN, 1.600%, 4/24/2025	669,537
595,000	Bank of New York Mellon Corp. (The), MTN, 1.800%, 7/28/2031	581,588
1,235,000	Bank of New Zealand, 2.000%, 2/21/2025, 144A	1,270,718
1,325,000	Bank of Nova Scotia (The), 1.300%, 9/15/2026	1,315,263
870,000	Bank of Nova Scotia (The), 2.000%, 11/15/2022	887,065
280,000	Bank of Nova Scotia (The), 2.150%, 8/01/2031	277,914
200,000	Banque Federative du Credit Mutuel S.A., 2.375%, 11/21/2024, 144A	208,408
460,000	Banque Federative du Credit Mutuel S.A., 2.700%, 7/20/2022, 144A	469,095
485,000	Banque Federative du Credit Mutuel S.A., 3.750%, 7/20/2023, 144A	513,137
795,000	Barclays PLC, (fixed rate to 5/16/2023, variable rate thereafter), 4.338%, 5/16/2024	841,520
215,000	BNP Paribas S.A., (fixed rate to 1/13/2026, variable rate thereafter), 1.323%, 1/13/2027, 144A	211,390
450,000	BNP Paribas S.A., (fixed rate to 4/19/2031, variable rate thereafter), 2.871%, 4/19/2032, 144A	459,569
675,000	BNP Paribas S.A., (fixed rate to 6/09/2025, variable rate thereafter), 2.219%, 6/09/2026, 144A	692,807
645,000	BNP Paribas S.A., (fixed rate to 9/15/2028, variable rate thereafter), 2.159%, 9/15/2029, 144A	639,846
505,000	Capital One Financial Corp., (fixed rate to 7/29/2031, variable rate thereafter), 2.359%, 7/29/2032	494,410
940,000	Citigroup, Inc., (fixed rate to 11/04/2021, variable rate thereafter), 2.312%, 11/04/2022	941,439
510,000	Citigroup, Inc., (fixed rate to 4/08/2025, variable rate thereafter), 3.106%, 4/08/2026	541,493
230,000	Citigroup, Inc., (fixed rate to 5/01/2024, variable rate thereafter), 0.981%, 5/01/2025	230,745
225,000	Comerica, Inc., 3.700%, 7/31/2023	237,632
715,000	Commonwealth Bank of Australia, 1.875%, 9/15/2031, 144A	702,212
660,000	Cooperatieve Rabobank U.A., 2.750%, 1/10/2023	680,458
320,000	Cooperatieve Rabobank U.A., (fixed rate to 2/24/2026, variable rate thereafter), 1.106%, 2/24/2027, 144A	315,436
750,000	Credit Agricole S.A., (fixed rate to 6/16/2025, variable rate thereafter), 1.907%, 6/16/2026, 144A	764,267
575,000	Credit Suisse AG, 1.250%, 8/07/2026	566,833
405,000	Credit Suisse AG, 2.100%, 11/12/2021	405,846
725,000	Credit Suisse Group AG, (fixed rate to 5/14/2031, variable rate thereafter), 3.091%, 5/14/2032, 144A	741,331
940,000	Danske Bank A/S, 3.875%, 9/12/2023, 144A	994,483
800,000	Danske Bank A/S, (fixed rate to 9/10/2024, variable rate thereafter), 0.976%, 9/10/2025, 144A	798,658

See accompanying notes to financial statements.

63  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Banking — continued
$250,000	Deutsche Bank AG, (fixed rate to 11/24/2025, variable rate thereafter), 2.129%, 11/24/2026	$253,942
395,000	Deutsche Bank AG, (fixed rate to 11/26/2024, variable rate thereafter), 3.961%, 11/26/2025	427,197
205,000	DNB Bank ASA, 2.150%, 12/02/2022, 144A	209,689
790,000	DNB Bank ASA, (fixed rate to 9/16/2025, variable rate thereafter), 1.127%, 9/16/2026, 144A	780,481
520,000	Goldman Sachs Group, Inc. (The), (fixed rate to 10/31/2021, variable rate thereafter), 2.876%, 10/31/2022	520,901
510,000	Goldman Sachs Group, Inc. (The), (fixed rate to 12/09/2025, variable rate thereafter), 1.093%, 12/09/2026	502,566
480,000	Goldman Sachs Group, Inc. (The), (fixed rate to 3/09/2026, variable rate thereafter), 1.431%, 3/09/2027	478,680
605,000	HSBC Holdings PLC, (fixed rate to 5/24/2031, variable rate thereafter), 2.804%, 5/24/2032	613,148
790,000	HSBC Holdings PLC, (fixed rate to 8/17/2028, variable rate thereafter), 2.206%, 8/17/2029	783,569
520,000	HSBC Holdings PLC, (fixed rate to 9/12/2025, variable rate thereafter), 4.292%, 9/12/2026	573,629
865,000	JPMorgan Chase & Co., (fixed rate to 11/19/2025, variable rate thereafter), 1.045%, 11/19/2026	851,880
535,000	JPMorgan Chase & Co., (fixed rate to 4/01/2022, variable rate thereafter), 3.207%, 4/01/2023	542,479
1,070,000	JPMorgan Chase & Co., (fixed rate to 6/01/2028, variable rate thereafter), 2.069%, 6/01/2029	1,072,410
1,520,000	JPMorgan Chase & Co., (fixed rate to 6/23/2024, variable rate thereafter), 0.969%, 6/23/2025	1,521,864
495,000	Lloyds Banking Group PLC, 4.050%, 8/16/2023	527,021
375,000	Lloyds Banking Group PLC, (fixed rate to 7/09/2024, variable rate thereafter), 3.870%, 7/09/2025	404,321
1,195,000	Macquarie Bank Ltd., 2.100%, 10/17/2022, 144A	1,217,881
65,000	Macquarie Bank Ltd., 2.300%, 1/22/2025, 144A	67,606
595,000	Macquarie Group Ltd., (fixed rate to 6/23/2031, variable rate thereafter), 2.691%, 6/23/2032, 144A	594,112
280,000	Mitsubishi UFJ Financial Group, Inc., (fixed rate to 7/20/2031, variable rate thereafter), 2.309%, 7/20/2032	277,413
600,000	Mizuho Financial Group, Inc., (fixed rate to 7/9/2031, variable rate thereafter), 2.260%, 7/09/2032	591,293
910,000	Morgan Stanley, (fixed rate to 5/30/2024, variable rate thereafter), 0.790%, 5/30/2025	907,206
570,000	Morgan Stanley, GMTN, (fixed rate to 7/20/2026, variable rate thereafter), 1.512%, 7/20/2027	567,290
930,000	National Australia Bank Ltd., 3.700%, 11/04/2021	932,502
625,000	National Bank of Canada, 2.150%, 10/07/2022, 144A	636,893
620,000	Nationwide Building Society, (fixed rate to 3/08/2023, variable rate thereafter), 3.766%, 3/08/2024, 144A	646,375
570,000	NatWest Markets PLC, 0.800%, 8/12/2024, 144A	568,797
1,215,000	NatWest Markets PLC, 1.600%, 9/29/2026, 144A	1,214,337
1,020,000	NatWest Markets PLC, 3.625%, 9/29/2022, 144A	1,053,648
1,305,000	Nordea Bank Abp, 1.500%, 9/30/2026, 144A	1,301,124
210,000	Northern Trust Corp., (fixed rate to 5/08/2027, variable rate thereafter), 3.375%, 5/08/2032	226,061
1,215,000	Royal Bank of Canada, 0.650%, 7/29/2024	1,212,424
410,000	Royal Bank of Canada, 1.200%, 4/27/2026	407,465
690,000	Santander Holdings USA, Inc., 3.450%, 6/02/2025	738,818
245,000	Societe Generale S.A., 1.375%, 7/08/2025, 144A	245,191
935,000	Societe Generale S.A., (fixed rate to 6/9/2026, variable rate thereafter), 1.792%, 6/09/2027, 144A	929,926
	Banking — continued
820,000	Standard Chartered PLC, (fixed rate to 1/30/2025, variable rate thereafter), 2.819%, 1/30/2026, 144A	853,941
375,000	Standard Chartered PLC, (fixed rate to 6/29/2031, variable rate thereafter), 2.678%, 6/29/2032, 144A	373,091
245,000	State Street Corp., (fixed rate to 3/30/2025, variable rate thereafter), 2.901%, 3/30/2026	259,915
305,000	State Street Corp., (fixed rate to 5/15/2022, variable rate thereafter), 2.653%, 5/15/2023	309,457
1,540,000	Sumitomo Mitsui Financial Group, Inc., 1.902%, 9/17/2028	1,521,922
545,000	Sumitomo Mitsui Financial Group, Inc., 2.696%, 7/16/2024	572,451
235,000	Sumitomo Mitsui Financial Group, Inc., 2.784%, 7/12/2022	239,581
840,000	Sumitomo Mitsui Trust Bank Ltd., 0.850%, 3/25/2024, 144A	842,039
515,000	Svenska Handelsbanken AB, 3.900%, 11/20/2023	553,315
1,400,000	Swedbank AB, 1.300%, 6/02/2023, 144A	1,419,936
75,000	Synchrony Financial, 4.250%, 8/15/2024	81,045
675,000	Toronto-Dominion Bank (The), 0.750%, 9/11/2025	666,338
1,260,000	Toronto-Dominion Bank (The), MTN, 1.250%, 9/10/2026	1,250,893
700,000	Toronto-Dominion Bank (The), MTN, 1.900%, 12/01/2022	713,066
770,000	Truist Financial Corp., MTN, 3.050%, 6/20/2022	783,830
515,000	Truist Financial Corp., MTN, (fixed rate to 6/7/2028, variable rate thereafter), 1.887%, 6/07/2029	514,498
1,565,000	UBS Group AG, (fixed rate to 8/10/2026, variable rate thereafter), 1.494%, 8/10/2027, 144A	1,548,035
665,000	UniCredit SpA, 3.750%, 4/12/2022, 144A	675,950
375,000	UniCredit SpA, (fixed rate to 6/03/2026, variable rate thereafter), 1.982%, 6/03/2027, 144A	374,050
585,000	UniCredit SpA, (fixed rate to 9/22/2025, variable rate thereafter), 2.569%, 9/22/2026, 144A	594,796
340,000	Wells Fargo & Co., (fixed rate to 4/30/2025, variable rate thereafter), 2.188%, 4/30/2026	350,926
680,000	Westpac Banking Corp., 2.150%, 6/03/2031	685,981
195,000	Westpac Banking Corp., 2.800%, 1/11/2022	196,418

		63,941,659

	Brokerage — 1.4%
415,000	Ameriprise Financial, Inc., 3.000%, 3/22/2022	420,240
1,270,000	Blackstone Holdings Finance Co. LLC, 2.000%, 1/30/2032, 144A	1,220,285
970,000	Blackstone Private Credit Fund, 2.625%, 12/15/2026, 144A	966,998
560,000	Blue Owl Finance LLC, 3.125%, 6/10/2031, 144A	553,875
155,000	Brookfield Finance I UK PLC, 2.340%, 1/30/2032	152,514
230,000	Charles Schwab Corp. (The), 2.000%, 3/20/2028	234,749
465,000	Intercontinental Exchange, Inc., 2.100%, 6/15/2030	459,880
1,300,000	National Securities Clearing Corp., 1.200%, 4/23/2023, 144A(a)	1,318,087

		5,326,628

	Building Materials — 0.1%
270,000	Eagle Materials, Inc., 2.500%, 7/01/2031	268,308

	Chemicals — 0.4%
360,000	Cabot Corp., 4.000%, 7/01/2029	393,297
960,000	Nutrien Ltd., 1.900%, 5/13/2023	980,656

		1,373,953

	Collateralized Mortgage Obligations — 1.3%
364,105	Government National Mortgage Association, Series 2010-H02, Class FA, 1-month LIBOR + 0.680%, 0.768%, 2/20/2060(d)	365,778

See accompanying notes to financial statements.

|  64

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$222,724	Government National Mortgage Association, Series 2010-H03, Class FA, 1-month LIBOR + 0.550%, 0.638%, 3/20/2060(d)	$223,678
129,132	Government National Mortgage Association, Series 2014-H14, Class FA, 1-month LIBOR + 0.500%, 0.603%, 7/20/2064(d)	129,960
102,462	Government National Mortgage Association, Series 2014-H15, Class FA, 1-month LIBOR + 0.500%, 0.590%, 7/20/2064(d)	103,044
529	Government National Mortgage Association, Series 2015-H09, Class HA, 1.750%, 3/20/2065(c)(e)	531
264,307	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065(a)	270,735
392,767	Government National Mortgage Association, Series 2016-H06, Class FC, 1-month LIBOR + 0.920%, 1.010%, 2/20/2066(a)(d)	398,821
1,204,073	Government National Mortgage Association, Series 2018-H17, Class JA, 3.750%, 9/20/2068(a)(b)	1,297,826
292,751	Government National Mortgage Association, Series 2019-H01, Class FL, 1-month LIBOR + 0.450%, 0.540%, 12/20/2068(d)	293,490
991,904	Government National Mortgage Association, Series 2019-H01, Class FT, 1-month LIBOR + 0.400%, 0.490%, 10/20/2068(a)(d)	993,121
920,362	Government National Mortgage Association, Series 2019-H10, Class FM, 1-month LIBOR + 0.400%, 0.490%, 5/20/2069(a)(d)	920,676

		4,997,660

	Construction Machinery — 0.2%
240,000	Ashtead Capital, Inc., 2.450%, 8/12/2031, 144A	235,929
275,000	Caterpillar Financial Services Corp., MTN, 0.950%, 5/13/2022	276,308
300,000	CNH Industrial Capital LLC, 1.950%, 7/02/2023	306,653

		818,890

	Consumer Cyclical Services — 0.4%
1,255,000	eBay, Inc., 1.400%, 5/10/2026	1,259,036
165,000	Expedia Group, Inc., 6.250%, 5/01/2025, 144A	190,234

		1,449,270

	Consumer Products — 0.1%
205,000	Hasbro, Inc., 3.550%, 11/19/2026	223,160

	Diversified Manufacturing — 0.6%
135,000	Amphenol Corp., 2.050%, 3/01/2025	139,303
265,000	Amphenol Corp., 2.200%, 9/15/2031	262,797
465,000	Honeywell International, Inc., 1.750%, 9/01/2031	453,156
745,000	Johnson Controls International PLC/Tyco Fire & Security Finance SCA, 2.000%, 9/16/2031	725,523
225,000	Kennametal, Inc., 4.625%, 6/15/2028	253,235
135,000	Timken Co. (The), 4.500%, 12/15/2028	150,616
275,000	WW Grainger, Inc., 1.850%, 2/15/2025	283,441

		2,268,071

	Electric — 3.5%
370,000	AES Corp. (The), 1.375%, 1/15/2026	365,143
435,000	AES Corp. (The), 3.300%, 7/15/2025, 144A	462,066
360,000	Alliant Energy Finance LLC, 4.250%, 6/15/2028, 144A	407,329
465,000	Ameren Corp., 1.750%, 3/15/2028	455,718
370,000	Arizona Public Service Co., 2.200%, 12/15/2031	365,675
120,000	Consolidated Edison Co. of New York, Inc., Series B, 2.900%, 12/01/2026	127,078
225,000	Dominion Energy, Inc., 3.071%, 8/15/2024	237,827
270,000	DTE Energy Co., 2.250%, 11/01/2022	275,401
	Electric — continued
1,135,000	Duke Energy Carolinas LLC, 3.050%, 3/15/2023	1,177,212
570,000	Duke Energy Corp., 0.900%, 9/15/2025	565,076
635,000	Enel Finance International NV, 1.875%, 7/12/2028, 144A	632,395
605,000	Entergy Corp., 0.900%, 9/15/2025	594,899
116,000	Exelon Generation Co. LLC, 4.250%, 6/15/2022	118,015
188,000	National Rural Utilities Cooperative Finance Corp., (fixed rate to 4/30/2023, variable rate thereafter), 4.750%, 4/30/2043	196,027
900,000	NextEra Energy Capital Holdings, Inc., 0.650%, 3/01/2023	903,043
730,000	Ohio Power Co., 2.900%, 10/01/2051	705,375
765,000	Pacific Gas & Electric Co., 3-month LIBOR + 1.375%, 1.500%, 11/15/2021(d)	765,309
370,000	Pacific Gas & Electric Co., 3.000%, 6/15/2028	376,514
370,000	PSEG Power LLC, 3.850%, 6/01/2023	389,214
235,000	Public Service Enterprise Group, Inc., 2.875%, 6/15/2024	247,505
515,000	Southern California Edison Co., 0.700%, 8/01/2023	515,799
255,000	Southern California Edison Co., Series G, 2.500%, 6/01/2031	255,900
720,000	Southern Power Co., Series E, 2.500%, 12/15/2021	721,807
260,000	Southwestern Electric Power Co., 1.650%, 3/15/2026	261,796
600,000	Vistra Operations Co. LLC, 3.550%, 7/15/2024, 144A	631,095
1,540,000	WEC Energy Group, Inc., 0.550%, 9/15/2023	1,539,876

		13,293,094

	Finance Companies — 1.6%
510,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.150%, 2/15/2024	531,804
360,000	Air Lease Corp., 1.875%, 8/15/2026	358,743
555,000	Aircastle Ltd., 2.850%, 1/26/2028, 144A	562,082
915,000	Ares Capital Corp., 2.875%, 6/15/2028	926,912
50,000	Ares Capital Corp., 4.250%, 3/01/2025	53,666
305,000	Aviation Capital Group LLC, 3.875%, 5/01/2023, 144A	318,253
225,000	Aviation Capital Group LLC, 4.375%, 1/30/2024, 144A	240,241
285,000	Avolon Holdings Funding Ltd., 2.750%, 2/21/2028, 144A	284,269
47,000	Avolon Holdings Funding Ltd., 3.625%, 5/01/2022, 144A	47,703
210,000	FS KKR Capital Corp., 4.125%, 2/01/2025	224,386
425,000	GE Capital Funding LLC, 4.050%, 5/15/2027	477,166
335,000	Hercules Capital, Inc., 2.625%, 9/16/2026	334,892
945,000	Main Street Capital Corp., 3.000%, 7/14/2026	963,871
150,000	Oaktree Specialty Lending Corp., 3.500%, 2/25/2025	157,119
175,000	Owl Rock Capital Corp., 3.400%, 7/15/2026	182,251
260,000	Owl Rock Capital Corp., 3.750%, 7/22/2025	273,425
90,000	Owl Rock Capital Corp., 4.250%, 1/15/2026	96,597

		6,033,380

	Financial Other — 0.5%
675,000	Blackstone Secured Lending Fund, 2.850%, 9/30/2028, 144A	670,430
470,000	LeasePlan Corp NV, 2.875%, 10/24/2024, 144A	491,980
410,000	Mitsubishi HC Capital, Inc., 2.652%, 9/19/2022, 144A	417,416
185,000	ORIX Corp., 3.250%, 12/04/2024	198,113

		1,777,939

	Food & Beverage — 1.7%
120,000	Brown-Forman Corp., 3.500%, 4/15/2025	129,868
355,000	Bunge Ltd. Finance Corp., 2.750%, 5/14/2031	359,704
525,000	Bunge Ltd. Finance Corp., 4.350%, 3/15/2024	567,655

See accompanying notes to financial statements.

65  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Food & Beverage — continued
$1,060,000	Coca-Cola Europacific Partners PLC, 0.800%, 5/03/2024, 144A	$1,056,696
1,095,000	General Mills, Inc., 2.600%, 10/12/2022	1,118,163
535,000	J M Smucker Co. (The), 2.125%, 3/15/2032	522,228
205,000	JDE Peet’s NV, 2.250%, 9/24/2031, 144A	200,419
1,085,000	Nestle Holdings, Inc., 1.875%, 9/14/2031, 144A	1,074,899
1,065,000	Pernod Ricard International Finance LLC, 1.250%, 4/01/2028, 144A	1,017,660
340,000	Viterra Finance BV, 2.000%, 4/21/2026, 144A	342,412

		6,389,704

	Government Owned – No Guarantee — 0.4%
330,000	Antares Holdings LP, 2.750%, 1/15/2027, 144A	330,299
350,000	BOC Aviation USA Corp., 1.625%, 4/29/2024, 144A	352,690
325,000	DAE Funding LLC, 1.550%, 8/01/2024, 144A	322,029
380,000	NBN Co. Ltd., 2.625%, 5/05/2031, 144A	385,523

		1,390,541

	Health Insurance — 0.2%
605,000	Centene Corp., 2.625%, 8/01/2031	600,910

	Healthcare — 0.6%
227,000	Cigna Corp., 3.750%, 7/15/2023	239,942
92,000	CVS Health Corp., 4.300%, 3/25/2028	104,940
510,000	DH Europe Finance II S.a.r.l., 2.200%, 11/15/2024	530,997
865,000	McKesson Corp., 1.300%, 8/15/2026	857,845
510,000	Universal Health Services, Inc., 2.650%, 1/15/2032, 144A	505,021

		2,238,745

	Hybrid ARMs — 0.0%
28,958	FHLMC, 1-year CMT + 2.225%, 2.280%, 1/01/2035(d)	30,983
46,002	FHLMC, 1-year CMT + 2.500%, 2.601%, 5/01/2036(d)	49,140

		80,123

	Independent Energy — 0.4%
200,000	Aker BP ASA, 3.750%, 1/15/2030, 144A	214,129
210,000	Diamondback Energy, Inc., 0.900%, 3/24/2023	209,936
470,000	Diamondback Energy, Inc., 4.750%, 5/31/2025	525,004
530,000	Pioneer Natural Resources Co., 0.550%, 5/15/2023	530,539

		1,479,608

	Industrial Other — 0.1%
455,000	CK Hutchison International Ltd., 1.500%, 4/15/2026, 144A	455,118

	Integrated Energy — 0.2%
660,000	Suncor Energy, Inc., 2.800%, 5/15/2023	683,049

	Life Insurance — 4.4%
1,385,000	AIG Global Funding, 0.800%, 7/07/2023, 144A	1,396,007
535,000	AIG Global Funding, 0.900%, 9/22/2025, 144A	527,313
490,000	Athene Global Funding, 1.608%, 6/29/2026, 144A	489,645
875,000	Athene Global Funding, 2.500%, 3/24/2028, 144A	895,562
1,295,000	Athene Global Funding, 2.646%, 10/04/2031, 144A	1,296,420
235,000	Brighthouse Financial Global Funding, 1.000%, 4/12/2024, 144A	236,170
565,000	CNO Global Funding, 1.750%, 10/07/2026, 144A	564,921
1,285,000	Equitable Financial Life Global Funding, 1.800%, 3/08/2028, 144A	1,276,742
920,000	F&G Global Funding, 2.000%, 9/20/2028, 144A	905,803
600,000	GA Global Funding Trust, 1.000%, 4/08/2024, 144A	602,592
730,000	GA Global Funding Trust, 1.950%, 9/15/2028, 144A	719,389
665,000	Great-West Lifeco U.S. Finance LP, 0.904%, 8/12/2025, 144A	654,744
1,370,000	Guardian Life Global Funding, 1.100%, 6/23/2025, 144A	1,373,577
	Life Insurance — continued
155,000	Jackson National Life Global Funding, 3.875%, 6/11/2025, 144A	168,918
795,000	Metropolitan Life Global Funding I, 0.900%, 6/08/2023, 144A	802,675
700,000	Metropolitan Life Global Funding I, 0.950%, 7/02/2025, 144A	696,311
590,000	New York Life Global Funding, 1.850%, 8/01/2031, 144A	574,401
1,070,000	New York Life Global Funding, 2.875%, 4/10/2024, 144A(a)	1,131,419
460,000	Reliance Standard Life Global Funding II, 1.512%, 9/28/2026, 144A	457,705
655,000	Reliance Standard Life Global Funding II, 2.750%, 5/07/2025, 144A	686,654
565,000	Reliance Standard Life Global Funding II, 3.850%, 9/19/2023, 144A	600,047
755,000	Security Benefit Global Funding, 1.250%, 5/17/2024, 144A	760,058

		16,817,073

	Lodging — 0.1%
350,000	Marriott International, Inc., Series Z, 4.150%, 12/01/2023	373,306

	Media Entertainment — 0.1%
580,000	Prosus NV, 3.061%, 7/13/2031, 144A	566,643

	Metals & Mining — 0.4%
425,000	Anglo American Capital PLC, 2.250%, 3/17/2028, 144A	422,444
1,085,000	Glencore Funding LLC, 2.625%, 9/23/2031, 144A	1,062,541
155,000	Glencore Funding LLC, 4.125%, 3/12/2024, 144A	166,058

		1,651,043

	Midstream — 0.1%
25,000	Energy Transfer LP, 4.250%, 3/15/2023	26,062
440,000	Midwest Connector Capital Co. LLC, 3.625%, 4/01/2022, 144A	445,207

		471,269

	Mortgage Related — 0.8%
1,248	FHLMC, 3.000%, 10/01/2026	1,314
82	FHLMC, 6.500%, 1/01/2024	92
26	FHLMC, 8.000%, 7/01/2025	28
37,146	GNMA, 3.630%, with various maturities in 2063(a)(b)(f)	37,352
4,758	GNMA, 3.890%, 10/20/2062(b)	4,979
6,026	GNMA, 3.990%, 5/20/2062(b)	6,420
13,142	GNMA, 4.015%, 4/20/2063(a)(b)	13,868
55,387	GNMA, 4.362%, 6/20/2066(b)	60,134
8,065	GNMA, 4.408%, 11/20/2064(b)	8,487
196,518	GNMA, 4.419%, 10/20/2066(b)	215,488
71,534	GNMA, 4.428%, 9/20/2066(b)	76,952
58,136	GNMA, 4.434%, 11/20/2066(b)	62,917
65,397	GNMA, 4.456%, 10/20/2066(b)	72,520
66,966	GNMA, 4.462%, 11/20/2066(b)	74,018
70,965	GNMA, 4.491%, 10/20/2066(b)	77,613
41,716	GNMA, 4.512%, 8/20/2066(b)	46,058
462,778	GNMA, 4.537%, 7/20/2067(a)(b)	515,368
152,781	GNMA, 4.538%, 9/20/2066(b)	167,172
2,093	GNMA, 4.630%, 7/20/2062(b)	2,170
712,315	GNMA, 4.647%, 4/20/2067(a)(b)	792,317
676,438	GNMA, 4.683%, 1/20/2067(a)(b)	748,343
255,718	GNMA, 4.700%, with various maturities from 2061 to 2064(a)(b)(f)	268,980
277	GNMA, 6.500%, 12/15/2023	310

		3,252,900

See accompanying notes to financial statements.

|  66

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Natural Gas — 0.2%
$945,000	Atmos Energy Corp., 2.850%, 2/15/2052	$902,573

	Non-Agency Commercial Mortgage-Backed Securities — 3.7%
230,000	BANK, Series 2019-BN24, Class A3, 2.960%, 11/15/2062	245,646
270,000	BANK, Series 2020-BN25, Class A5, 2.649%, 1/15/2063	282,292
414,186	Barclays Commercial Mortgage Securities Trust, Series 2017-C1, Class A2, 3.189%, 2/15/2050(a)	417,339
660,000	Barclays Commercial Mortgage Securities Trust, Series 2020-BID, Class A, 1-month LIBOR + 2.140%, 2.224%, 10/15/2037, 144A(d)	663,904
285,000	Benchmark Mortgage Trust, Series 2020-B16, Class A5, 2.732%, 2/15/2053	298,811
491,600	CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.865%, 1/10/2048(a)	539,005
361,996	CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A4, 3.283%, 5/10/2058	387,688
145,000	CIM Retail Portfolio Trust, Series 2021-RETL, Class A, 1-month LIBOR + 1.400%, 1.484%, 8/15/2036, 144A(d)	145,180
992,138	Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A4, 3.314%, 4/10/2049(a)	1,069,858
540,000	Citigroup Commercial Mortgage Trust, Series 2019-C7, Class A4, 3.102%, 12/15/2072	581,896
535,000	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A(a)	532,335
263,676	Commercial Mortgage Pass Through Certificates, Series 2013-CR8, Class A5, 3.612%, 6/10/2046(b)	274,939
24,122	Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class A2, 3.147%, 2/10/2047	24,324
5,640	Commercial Mortgage Pass Through Certificates, Series 2014-CR15, Class A2, 2.928%, 2/10/2047	5,581
93,487	Commercial Mortgage Pass Through Certificates, Series 2014-CR16, Class ASB, 3.653%, 4/10/2047	96,474
280,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS3, Class A4, 3.819%, 6/10/2047	300,060
280,000	Commercial Mortgage Pass Through Certificates, Series 2015-DC1, Class A5, 3.350%, 2/10/2048	299,453
520,299	Commercial Mortgage Pass Through Certificates, Series 2016-DC2, Class A5, 3.765%, 2/10/2049(a)	568,708
640,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class A2, 3.953%, 9/15/2037, 144A(a)	686,488
68,789	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617%, 11/15/2048	72,436
470,000	CSAIL Commercial Mortgage Trust, Series 2019-C18, Class A4, 2.968%, 12/15/2052	495,972
605,000	GS Mortgage Securities Corp. II, Series 2012-BWTR, Class A, 2.954%, 11/05/2034, 144A	614,133
440,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class A, 3.668%, 3/05/2033, 144A(b)	457,266
330,000	GS Mortgage Securities Trust, Series 2014-GC18, Class A4, 4.074%, 1/10/2047	350,906
245,000	GS Mortgage Securities Trust, Series 2020-GC45, Class A5, 2.911%, 2/13/2053	259,802
180,000	Hudsons Bay Simon JV Trust, Series 2015-HB10, Class A10, 4.155%, 8/05/2034, 144A	166,689
355,000	Hudsons Bay Simon JV Trust, Series 2015-HB7, Class A7, 3.914%, 8/05/2034, 144A	327,989
55,298	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class ASB, 3.584%, 4/15/2047	57,132
	Non-Agency Commercial Mortgage-Backed Securities — continued
575,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2019-COR5, Class A4, 3.386%, 6/13/2052(a)	626,165
240,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class A4, 4.216%, 7/15/2046(b)	251,451
129,604	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A4, 3.306%, 4/15/2048	138,269
550,000	Morgan Stanley Capital I Trust, Series 2020-L4, Class A3, 2.698%, 2/15/2053	574,017
211,070	UBS-Barclays Commercial Mortgage Trust, Series 2012-TFT, Class A, 2.892%, 6/05/2030, 144A(a)	211,257
565,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A4, 3.244%, 4/10/2046(a)	582,357
201,109	Wells Fargo Commercial Mortgage Trust, Series 2016-C33, Class A4, 3.426%, 3/15/2059	217,957
340,655	Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class A2, 3.118%, 1/15/2060(a)	343,066
490,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C58, Class A4, 2.092%, 7/15/2053	488,694
127,432	WFRBS Commercial Mortgage Trust, Series 2014-C19, Class A3, 3.660%, 3/15/2047	127,655
325,000	WFRBS Commercial Mortgage Trust, Series 2014-C19, Class A5, 4.101%, 3/15/2047	349,149
179,836	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class ASB, 3.638%, 5/15/2047(a)	186,546

		14,318,889

	Oil Field Services — 0.3%
850,000	Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 2.773%, 12/15/2022	873,259
190,000	Helmerich & Payne, Inc., 2.900%, 9/29/2031, 144A	190,549

		1,063,808

	Pharmaceuticals — 0.7%
335,000	AbbVie, Inc., 2.600%, 11/21/2024	352,162
1,275,000	Amgen, Inc., 2.000%, 1/15/2032	1,226,133
235,000	Bayer U.S. Finance II LLC, 3.375%, 7/15/2024, 144A	248,443
265,000	Pfizer, Inc., 1.750%, 8/18/2031	258,983
525,000	Pfizer, Inc., 3.200%, 9/15/2023	552,175

		2,637,896

	Property & Casualty Insurance — 0.7%
645,000	American Financial Group, Inc., 3.500%, 8/15/2026	703,897
180,000	Assurant, Inc., 4.200%, 9/27/2023	191,643
450,000	Enstar Group Ltd., 3.100%, 9/01/2031	442,738
940,000	Everest Reinsurance Holdings, Inc., 3.125%, 10/15/2052	916,381
580,000	Hartford Financial Services Group, Inc. (The), 2.900%, 9/15/2051	559,415

		2,814,074

	Railroads — 0.1%
215,000	Union Pacific Corp., 3.646%, 2/15/2024	228,465

	REITs – Apartments — 0.1%
225,000	Invitation Homes Operating Partnership LP, 2.000%, 8/15/2031	216,084

	REITs – Diversified — 0.1%
295,000	Lexington Realty Trust, 2.375%, 10/01/2031	286,032

	REITs – Health Care — 0.2%
235,000	Omega Healthcare Investors, Inc., 4.500%, 1/15/2025	256,187

See accompanying notes to financial statements.

67  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	REITs – Health Care — continued
$450,000	Ventas Realty LP, 2.500%, 9/01/2031	$444,210

		700,397

	REITs – Office Property — 0.7%
790,000	Kilroy Realty LP, 2.650%, 11/15/2033	779,101
300,000	Office Properties Income Trust, 2.400%, 2/01/2027	296,455
950,000	Office Properties Income Trust, 3.450%, 10/15/2031	929,316
340,000	Office Properties Income Trust, 4.500%, 2/01/2025	364,449
195,000	Piedmont Operating Partnership LP, 3.150%, 8/15/2030	200,423

		2,569,744

	REITs – Regional Malls — 0.3%
310,000	Simon Property Group LP, 1.750%, 2/01/2028	307,674
895,000	Simon Property Group LP, 2.250%, 1/15/2032	875,004

		1,182,678

	REITs – Single Tenant — 0.1%
530,000	National Retail Properties, Inc., 3.000%, 4/15/2052	501,621

	REITs – Storage — 0.1%
570,000	Life Storage LP, 2.400%, 10/15/2031	564,471

	REITs – Warehouse/Industrials — 0.1%
210,000	Rexford Industrial Realty LP, 2.150%, 9/01/2031	202,379

	Restaurants — 0.4%
1,280,000	McDonald’s Corp., MTN, 2.625%, 1/15/2022	1,288,866
420,000	McDonald’s Corp., MTN, 3.350%, 4/01/2023	437,460

		1,726,326

	Retailers — 0.8%
345,000	AutoNation, Inc., 3.500%, 11/15/2024	369,841
290,000	AutoNation, Inc., 4.500%, 10/01/2025	321,469
995,000	Home Depot, Inc. (The), 1.500%, 9/15/2028	984,211
545,000	Lowe’s Cos, Inc., 1.700%, 9/15/2028	540,231
1,010,000	Walmart, Inc., 1.800%, 9/22/2031	1,001,324

		3,217,076

	Technology — 2.6%
280,000	Avnet, Inc., 3.000%, 5/15/2031	280,871
985,000	CGI, Inc., 1.450%, 9/14/2026, 144A	974,973
1,775,000	DXC Technology Co., 1.800%, 9/15/2026	1,772,701
575,000	Equifax, Inc., 2.350%, 9/15/2031	566,052
165,000	Flex Ltd., 4.875%, 6/15/2029	189,833
450,000	Genpact Luxembourg S.a.r.l., 3.700%, 4/01/2022	455,935
485,000	Hewlett Packard Enterprise Co., 4.650%, 10/01/2024	535,779
490,000	HP, Inc., 1.450%, 6/17/2026, 144A	487,372
315,000	Infor, Inc., 1.450%, 7/15/2023, 144A	318,315
530,000	International Business Machines Corp., 2.850%, 5/13/2022	538,650
175,000	Marvell Technology, Inc., 4.200%, 6/22/2023, 144A	184,790
285,000	Microchip Technology, Inc., 0.972%, 2/15/2024, 144A	285,179
460,000	Microchip Technology, Inc., 2.670%, 9/01/2023	476,925
755,000	Micron Technology, Inc., 2.497%, 4/24/2023	777,106
565,000	Panasonic Corp., 2.536%, 7/19/2022, 144A	573,259
925,000	PayPal Holdings, Inc., 1.350%, 6/01/2023	940,376
275,000	SYNNEX Corp., 1.750%, 8/09/2026, 144A	272,056
265,000	Western Union Co. (The), 1.350%, 3/15/2026	261,393
165,000	Western Union Co. (The), 4.250%, 6/09/2023	174,348

		10,065,913

	Tobacco — 0.4%
585,000	Altria Group, Inc., 2.450%, 2/04/2032	560,565
1,025,000	BAT Capital Corp., 4.700%, 4/02/2027	1,157,913

		1,718,478

	Transportation Services — 0.5%
450,000	Element Fleet Management Corp., 3.850%, 6/15/2025, 144A	484,531
175,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.000%, 7/15/2025, 144A	191,255
695,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.125%, 8/01/2023, 144A	736,548
255,000	Ryder System, Inc., MTN, 3.750%, 6/09/2023	268,683
370,000	Ryder System, Inc., MTN, 4.625%, 6/01/2025	414,391

		2,095,408

	Treasuries — 33.6%
10,860,000	U.S. Treasury Note, 0.250%, 8/31/2025(a)	10,638,134
3,855,000	U.S. Treasury Note, 0.250%, 9/30/2025	3,772,328
24,385,000	U.S. Treasury Note, 0.250%, 10/31/2025	23,825,860
7,010,000	U.S. Treasury Note, 0.375%, 11/30/2025	6,876,098
23,985,000	U.S. Treasury Note, 0.375%, 12/31/2025	23,501,552
14,355,000	U.S. Treasury Note, 0.500%, 3/31/2025(a)	14,275,375
7,525,000	U.S. Treasury Note, 0.625%, 7/31/2026	7,404,482
3,580,000	U.S. Treasury Note, 0.750%, 3/31/2026	3,554,688
4,705,000	U.S. Treasury Note, 0.750%, 5/31/2026	4,665,485
9,505,000	U.S. Treasury Note, 0.750%, 8/31/2026	9,403,267
2,305,000	U.S. Treasury Note, 0.875%, 6/30/2026	2,296,897
2,890,000	U.S. Treasury Note, 1.125%, 2/15/2031(a)	2,799,236
9,760,000	U.S. Treasury Note, 1.250%, 8/15/2031	9,523,625
5,515,000	U.S. Treasury Note, 1.625%, 5/15/2031	5,579,629

		128,116,656

	Wireless — 0.1%
200,000	SK Telecom Co. Ltd., 3.750%, 4/16/2023, 144A	209,322

	Wirelines — 0.2%
205,000	British Telecommunications PLC, 4.500%, 12/04/2023	221,300
710,000	Verizon Communications, Inc., 2.100%, 3/22/2028	720,714

		942,014

	Total Bonds and Notes (Identified Cost $363,617,256)	364,986,887

Short-Term Investments — 5.8%
8,541,562	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2021 at 0.000% to be repurchased at $8,541,562 on 10/01/2021 collateralized by $8,757,600 U.S. Treasury Note, 1.250% due 9/30/2028 valued at $8,712,446 including accrued interest (Note 2 of Notes to Financial Statements)	8,541,562
13,320,000	U.S. Treasury Bills, 0.010%-0.032%, 12/02/2021(g)(h)	13,319,155

	Total Short-Term Investments (Identified Cost $21,861,038)	21,860,717

	Total Investments — 101.4% (Identified Cost $385,478,294)	386,847,604
	Other assets less liabilities — (1.4)%	(5,171,122)

	Net Assets — 100.0%	$381,676,482

(†)	See Note 2 of Notes to Financial Statements.
(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.

See accompanying notes to financial statements.

|  68

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Intermediate Duration Bond Fund – (continued)

(b)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2021 is disclosed.
(c)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(d)	Variable rate security. Rate as of September 30, 2021 is disclosed.
(e)	Fair valued by the Fund’s adviser. At September 30, 2021, the value of this security amounted to $531 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(f)	The Fund’s investment in mortgage related securities of Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(g)	Interest rate represents discount rate at time of purchase; not a coupon rate.

(h)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, the value of Rule 144A holdings amounted to $95,288,973 or 25.0% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
CMT	Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corp.
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

At September 30, 2021, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
5 Year U.S. Treasury Note	12/31/2021	174	$21,476,669	$21,357,141	$(119,528)

At September 30, 2021, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra 10 Year U.S. Treasury Note	12/21/2021	20	$2,949,647	$2,905,000	$44,647
Ultra Long U.S. Treasury Bond	12/21/2021	10	1,988,729	1,910,625	78,104

Total					$122,751

Industry Summary at September 30, 2021

Treasuries	33.6%
Banking	16.8
ABS Car Loan	7.6
Life Insurance	4.4
Non-Agency Commercial Mortgage-Backed Securities	3.7
Electric	3.5
Technology	2.6
Automotive	2.5
Other Investments, less than 2% each	20.9
Short-Term Investments	5.8

Total Investments	101.4
Other assets less liabilities (including futures contracts)	(1.4)

Net Assets	100.0%

See accompanying notes to financial statements.

69  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Limited Term Government and Agency Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 95.9% of Net Assets
	ABS Car Loan — 2.9%
$395,000	AmeriCredit Automobile Receivables Trust, Series 2020-2, Class A3, 0.660%, 12/18/2024	$396,399
840,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class A, 3.450%, 3/20/2023, 144A	846,644
1,637,300	CarMax Auto Owner Trust, Series 2020-2, Class A3, 1.700%, 11/15/2024	1,652,291
1,865,000	Carvana Auto Receivables Trust, Series 2021-N2, Class A2, 0.970%, 3/10/2028	1,868,577
1,955,000	Credit Acceptance Auto Loan Trust, Series 2019-3A, Class A, 2.380%, 11/15/2028, 144A	1,982,701
9,695,000	Credit Acceptance Auto Loan Trust, Series 2020-3A, Class A, 1.240%, 10/15/2029, 144A	9,779,951
257,290	Flagship Credit Auto Trust, Series 2020-2, Class A, 1.490%, 7/15/2024, 144A	258,028
481,028	Flagship Credit Auto Trust, Series 2020-3, Class A, 0.700%, 4/15/2025, 144A	481,995
569,538	Ford Credit Auto Owner Trust, Series 2020-A, Class A3, 1.040%, 8/15/2024	572,638
475,000	GM Financial Automobile Leasing Trust, Series 2020-2, Class A3, 0.800%, 7/20/2023	476,960
823,238	GM Financial Consumer Automobile Receivables Trust, Series 2019-3, Class A3, 2.180%, 4/16/2024	831,009
666,084	GM Financial Consumer Automobile Receivables Trust, Series 2019-4, Class A3, 1.750%, 7/16/2024	671,716
941,509	GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class A3, 1.840%, 9/16/2024	951,550
500,000	GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class A3, 1.490%, 12/16/2024	504,509
655,000	GM Financial Revolving Receivables Trust, Series 2021-1, Class A, 1.170%, 6/12/2034, 144A	650,993
97,042	Honda Auto Receivables Owner Trust, Series 2019-2, Class A3, 2.520%, 6/21/2023	98,025
410,000	Honda Auto Receivables Owner Trust, Series 2020-1, Class A3, 1.610%, 4/22/2024	414,315
585,000	Hyundai Auto Receivables Trust, Series 2020-A, Class A3, 1.410%, 11/15/2024	591,573
1,805,000	Nissan Auto Receivables Owner Trust, Series 2020-A, Class A3, 1.380%, 12/16/2024	1,821,462
1,009,202	Santander Consumer Auto Receivables Trust, Series 2020-AA, Class A, 1.370%, 10/15/2024, 144A	1,013,742
326,582	Santander Drive Auto Receivables Trust, Series 2020-2, Class A3, 0.670%, 4/15/2024	326,732
765,000	Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.350%, 5/25/2033, 144A	775,588
521,996	Toyota Auto Receivables Owner Trust, Series 2019-A, Class A3, 2.910%, 7/17/2023	527,265
450,000	Toyota Auto Receivables Owner Trust, Series 2020-A, Class A3, 1.660%, 5/15/2024	454,343
670,000	Toyota Auto Receivables Owner Trust, Series 2020-B, Class A3, 1.360%, 8/15/2024	676,061
1,097,877	Westlake Automobile Receivables Trust, Series 2020-2A, Class A2A, 0.930%, 2/15/2024, 144A	1,100,060
382,994	World Omni Auto Receivables Trust, Series 2019-B, Class A3, 2.590%, 7/15/2024	386,298

		30,111,425

	ABS Other — 0.8%
841,228	Chesapeake Funding II LLC, Series 2020-1A, Class A1, 0.870%, 8/16/2032, 144A	845,340
	ABS Other — continued
430,000	CNH Equipment Trust, Series 2020-A, Class A3, 1.160%, 6/16/2025	433,716
334,367	Diamond Resorts Owner Trust, Series 2018-1, Class A, 3.700%, 1/21/2031, 144A	346,225
2,250,000	Donlen Fleet Lease Funding 2 LLC, Series 2021-2, Class A2, 0.560%, 12/11/2034, 144A	2,252,591
805,000	Kubota Credit Owner Trust, Series 2020-1A, Class A3, 1.960%, 3/15/2024, 144A	817,463
672,567	MVW LLC, Series 2020-1A, Class A, 1.740%, 10/20/2037, 144A	679,639
1,124,863	Sierra Timeshare Receivables Funding LLC, Series 2020-2A, Class A, 1.330%, 7/20/2037, 144A	1,131,304
1,288,720	Welk Resorts LLC, Series 2019-AA, Class A, 2.800%, 6/15/2038, 144A	1,336,148

		7,842,426

	ABS Student Loan — 1.2%
2,684,981	Navient Private Education Refi Loan Trust, Series 2019-FA, Class A2, 2.600%, 8/15/2068, 144A	2,738,184
827,946	Navient Private Education Refi Loan Trust, Series 2020-DA, Class A, 1.690%, 5/15/2069, 144A	836,001
2,391,928	Navient Private Education Refi Loan Trust, Series 2021-CA, Class A, 1.060%, 10/15/2069, 144A	2,395,216
5,196,554	Navient Private Education Refi Loan Trust, Series 2021-EA, Class A, 0.970%, 12/16/2069, 144A	5,171,393
1,450,000	SMB Private Education Loan Trust, Series 2021-D, Class A1A, 1.340%, 3/17/2053, 144A	1,449,494
32,501	SoFi Professional Loan Program LLC, Series 2016-D, Class A1, 1-month LIBOR + 0.950%, 1.036%, 1/25/2039, 144A(a)	32,658

		12,622,946

	Agency Commercial Mortgage-Backed Securities — 30.2%
4,135,000	Federal Home Loan Mortgage Corp., Series Q016, Class APT1, 1.242%, 5/25/2051(b)	4,155,530
4,916,140	Federal National Mortgage Association, Series 2014-M2, Class A2, 3.513%, 12/25/2023(b)	5,190,476
691,477	Federal National Mortgage Association, Series 2015-M17, Class FA, 1-month LIBOR + 0.930%, 1.017%, 11/25/2022(a)	691,973
143,383	Federal National Mortgage Association, Series 2016-M3, Class ASQ2, 2.263%, 2/25/2023	143,876
4,321,109	Federal National Mortgage Association, Series 2020-M5, Class FA, 1-month LIBOR + 0.460%, 0.546%, 1/25/2027(a)	4,372,975
7,596,590	FHLMC Multifamily Structured Pass Through Certificates, Series KF74, Class AS, 1-month Average Compounded SOFR + 0.530%, 0.580%, 1/25/2027(a)	7,643,014
13,208,657	FHLMC Multifamily Structured Pass Through Certificates, Series KF77, Class AL, 1-month LIBOR + 0.700%, 0.783%, 2/25/2027(a)	13,336,365
17,372,769	FHLMC Multifamily Structured Pass Through Certificates, Series KF77, Class AS, 30-day Average SOFR + 0.900%, 0.950%, 2/25/2027(a)	17,235,976
31,041,037	FHLMC Multifamily Structured Pass Through Certificates, Series KF78, Class AL, 1-month LIBOR + 0.800%, 0.883%, 3/25/2030(a)	31,092,472
31,041,037	FHLMC Multifamily Structured Pass Through Certificates, Series KF78, Class AS, 30-day Average SOFR + 1.000%, 1.050%, 3/25/2030(a)	31,385,443

See accompanying notes to financial statements.

|  70

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Agency Commercial Mortgage-Backed Securities — continued
$8,515,000	FHLMC Multifamily Structured Pass Through Certificates, Series KS12, Class A, 1-month LIBOR + 0.650%, 0.733%, 8/25/2029(a)	$8,527,440
12,857,120	FHLMC Multifamily Structured Pass Through Certificates, Series KJ20, Class A2, 3.799%, 12/25/2025	13,924,828
5,974,381	FHLMC Multifamily Structured Pass Through Certificates, Series K-F100, Class AS, 30-day Average SOFR + 0.180%, 0.230%, 1/25/2028(a)	5,979,605
2,611,351	FHLMC Multifamily Structured Pass Through Certificates, Series K017, Class A2, 2.873%, 12/25/2021	2,614,654
7,900,000	FHLMC Multifamily Structured Pass Through Certificates, Series K034, Class A2, 3.531%, 7/25/2023(b)	8,290,734
7,835,000	FHLMC Multifamily Structured Pass Through Certificates, Series K035, Class A2, 3.458%, 8/25/2023(b)	8,234,073
7,500,000	FHLMC Multifamily Structured Pass Through Certificates, Series K038, Class A2, 3.389%, 3/25/2024	7,971,578
2,580,000	FHLMC Multifamily Structured Pass Through Certificates, Series K064, Class A2, 3.224%, 3/25/2027	2,834,797
1,115,359	FHLMC Multifamily Structured Pass Through Certificates, Series K725, Class A1, 2.666%, 5/25/2023	1,127,040
8,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series KC06, Class A2, 2.541%, 8/25/2026	8,282,265
46,362	FHLMC Multifamily Structured Pass Through Certificates, Series KF06, Class A, 1-month LIBOR + 0.330%, 0.413%, 11/25/2021(a)	46,366
424,061	FHLMC Multifamily Structured Pass Through Certificates, Series KF14, Class A, 1-month LIBOR + 0.650%, 0.733%, 1/25/2023(a)	424,419
2,336,955	FHLMC Multifamily Structured Pass Through Certificates, Series KF53, Class A, 1-month LIBOR + 0.390%, 0.473%, 10/25/2025(a)	2,344,529
10,264,896	FHLMC Multifamily Structured Pass Through Certificates, Series KF72, Class A, 1-month LIBOR + 0.500%, 0.583%, 10/25/2026(a)	10,333,289
4,722,478	FHLMC Multifamily Structured Pass Through Certificates, Series KF79, Class AL, 1-month LIBOR + 0.470%, 0.553%, 5/25/2030(a)	4,744,731
4,357,714	FHLMC Multifamily Structured Pass Through Certificates, Series KF79, Class AS, 30-day Average SOFR + 0.580%, 0.630%, 5/25/2030(a)	4,385,659
8,424,411	FHLMC Multifamily Structured Pass Through Certificates, Series KF80, Class AL, 1-month LIBOR + 0.440%, 0.523%, 6/25/2030(a)	8,464,765
4,733,352	FHLMC Multifamily Structured Pass Through Certificates, Series KF80, Class AS, 30-day Average SOFR + 0.510%, 0.560%, 6/25/2030(a)	4,760,834
2,976,053	FHLMC Multifamily Structured Pass Through Certificates, Series KF81, Class AL, 1-month LIBOR + 0.360%, 0.443%, 6/25/2027(a)	2,994,805
2,232,039	FHLMC Multifamily Structured Pass Through Certificates, Series KF81, Class AS, 30-day Average SOFR + 0.400%, 0.450%, 6/25/2027(a)	2,239,084
1,650,698	FHLMC Multifamily Structured Pass Through Certificates, Series KF84, Class AL, 1-month LIBOR + 0.300%, 0.383%, 7/25/2030(a)	1,652,472
	Agency Commercial Mortgage-Backed Securities — continued
1,388,682	FHLMC Multifamily Structured Pass Through Certificates, Series KF84, Class AS, 30-day Average SOFR + 0.320%, 0.370%, 7/25/2030(a)	1,393,358
1,669,306	FHLMC Multifamily Structured Pass Through Certificates, Series KF85, Class AL, 1-month LIBOR + 0.300%, 0.383%, 8/25/2030(a)	1,672,014
4,449,984	FHLMC Multifamily Structured Pass Through Certificates, Series KF85, Class AS, 30-day Average SOFR + 0.330%, 0.380%, 8/25/2030(a)	4,464,869
1,874,634	FHLMC Multifamily Structured Pass Through Certificates, Series KF86, Class AL, 1-month LIBOR + 0.290%, 0.373%, 8/25/2027(a)	1,876,917
1,673,994	FHLMC Multifamily Structured Pass Through Certificates, Series KF86, Class AS, 30-day Average SOFR + 0.320%, 0.370%, 8/25/2027(a)	1,677,230
10,261,000	FHLMC Multifamily Structured Pass Through Certificates, Series KJ21, Class A2, 3.700%, 9/25/2026	11,232,049
7,720,000	FHLMC Multifamily Structured Pass Through Certificates, Series KJ26, Class A2, 2.606%, 7/25/2027	8,214,630
776,067	FHLMC Multifamily Structured Pass Through Certificates, Series KJ28, Class A1, 1.766%, 2/25/2025	783,350
2,855,000	FHLMC Multifamily Structured Pass Through Certificates, Series KS14, Class AL, 1-month LIBOR + 0.340%, 0.423%, 4/25/2030(a)	2,856,742
3,140,000	FHLMC Multifamily Structured Pass Through Certificates, Series KS14, Class AS, 30-day Average SOFR + 0.370%, 0.420%, 4/25/2030(a)	3,167,051
2,176,597	FHLMC Multifamily Structured Pass Through Certificates, Series Q008, Class A, 1-month LIBOR + 0.390%, 0.473%, 10/25/2045(a)	2,182,150
5,200,000	FNMA, 3.580%, 1/01/2026	5,682,246
20,600,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K-107, Class AS, 30-day Average SOFR + 0.250%, 0.300%, 3/25/2028(a)	20,581,893
9,395,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K-F121, Class AS, 30-day Average SOFR + 0.180%, 0.230%, 8/25/2028(a)	9,401,582
1,332,856	Freddie Mac Multifamily Structured Pass Through Certificates, Series KF93, Class AL, 1-month LIBOR + 0.280%, 0.363%, 10/25/2027(a)	1,335,155
1,600,290	Freddie Mac Multifamily Structured Pass Through Certificates, Series KF93, Class AS, 30-day Average SOFR + 0.310%, 0.360%, 10/25/2027(a)	1,603,496
5,185,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series KF97, Class AS, 30-day Average SOFR + 0.250%, 0.300%, 12/25/2030(a)	5,204,167
3,190,780	Freddie Mac Multifamily Structured Pass Through Certificates, Series Q015, Class A, 30-day Average SOFR + 0.200%, 0.250%, 8/25/2024(a)	3,190,780
107,069	Government National Mortgage Association, Series 2003-72, Class Z, 5.297%, 11/16/2045(b)	116,486

		312,062,232

	Collateralized Mortgage Obligations — 14.0%
8,857	Federal Home Loan Mortgage Corp., REMIC, Series 1500, Class FD, 7-year CMT – 0.200%, 0.810%, 5/15/2023(a)(c)(d)	8,712

See accompanying notes to financial statements.

71  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$7,980	Federal Home Loan Mortgage Corp., REMIC, Series 1552, Class I, 10-year CMT – 0.650%, 0.610%, 8/15/2023(a)(c)(d)	$7,817
74,779	Federal Home Loan Mortgage Corp., REMIC, Series 2131, Class ZB, 6.000%, 3/15/2029(c)(d)	82,149
579,443	Federal Home Loan Mortgage Corp., REMIC, Series 2978, Class JG, 5.500%, 5/15/2035(c)(d)	653,019
795,586	Federal Home Loan Mortgage Corp., REMIC, Series 3036, Class NE, 5.000%, 9/15/2035	901,900
345,677	Federal Home Loan Mortgage Corp., REMIC, Series 3412, Class AY, 5.500%, 2/15/2038(c)(d)	361,866
781,009	Federal Home Loan Mortgage Corp., REMIC, Series 3561, Class W, IO, 2.704%, 6/15/2048(b)(e)	833,716
761,832	Federal Home Loan Mortgage Corp., REMIC, Series 3620, Class AT, IO, 3.840%, 12/15/2036(b)(e)	808,478
159,486	Federal Home Loan Mortgage Corp., REMIC, Series 4212, Class FW, 2.184%, 6/15/2043(b)(c)(d)	168,680
732,288	Federal National Mortgage Association, REMIC, Series 2003-48, Class GH, 5.500%, 6/25/2033(c)(d)	833,039
2,234,738	Federal National Mortgage Association, REMIC, Series 2012-58, Class KF, 1-month LIBOR + 0.550%, 0.636%, 6/25/2042(a)	2,266,740
4,019,379	Federal National Mortgage Association, REMIC, Series 2012-83, Class LF, 1-month LIBOR + 0.510%, 0.596%, 8/25/2042(a)	4,073,854
3,408	Federal National Mortgage Association, REMIC, Series 1992-162, Class FB, 7-year CMT – 0.050%, 1.070%, 9/25/2022(a)(c)(d)	3,367
10,307	Federal National Mortgage Association, REMIC, Series 1994-42, Class FD, 10-year CMT – 0.500%, 0.810%, 4/25/2024(a)(c)(d)	10,073
6,258	Federal National Mortgage Association, REMIC, Series 2002-W10, Class A7, 4.113%, 8/25/2042(b)(c)(d)	6,694
137,271	Federal National Mortgage Association, REMIC, Series 2005-100, Class BQ, 5.500%, 11/25/2025(c)(d)	141,683
407,424	Federal National Mortgage Association, REMIC, Series 2007-73, Class A1, 1-month LIBOR + 0.060%, 0.136%, 7/25/2037(a)(c)(d)	398,387
747,424	Federal National Mortgage Association, REMIC, Series 2008-86, Class LA, 3.492%, 8/25/2038(b)	780,586
1,577,388	Federal National Mortgage Association, REMIC, Series 2012-56, Class FK, 1-month LIBOR + 0.450%, 0.536%, 6/25/2042(a)	1,593,455
2,470,552	Federal National Mortgage Association, REMIC, Series 2013-67, Class NF, 1-month LIBOR + 1.000%, 1.086%, 7/25/2043(a)	2,412,504
4,557,268	Federal National Mortgage Association, REMIC, Series 2015-4, Class BF, 1-month LIBOR + 0.400%, 0.486%, 2/25/2045(a)	4,587,593
7,638,820	Federal National Mortgage Association, REMIC, Series 2020-35, Class FA, 1-month LIBOR + 0.500%, 0.596%, 6/25/2050(a)	7,687,556
6,034	FHLMC Structured Pass Through Securities, Series T-60, Class 2A1, 3.553%, 3/25/2044(b)(c)(d)	6,968
339,417	FHLMC Structured Pass Through Securities, Series T-62, Class 1A1, 12-month MTA + 1.200%, 1.292%, 10/25/2044(a)(c)(d)	346,359
2,976,046	Government National Mortgage Association, Series 2017-H05, Class FC, 1-month LIBOR + 0.750%, 0.840%, 2/20/2067(a)	3,013,418
	Collateralized Mortgage Obligations — continued
3,131,419	Government National Mortgage Association, Series 2019-H13, Class FT, 1-year CMT + 0.450%, 0.520%, 8/20/2069(a)	3,128,948
4,680,903	Government National Mortgage Association, Series 2020-H02, Class FG, 1-month LIBOR + 0.600%, 0.690%, 1/20/2070(a)	4,729,809
1,266,291	Government National Mortgage Association, Series 2005-18, Class F, 1-month LIBOR + 0.200%, 0.287%, 2/20/2035(a)	1,265,500
950,332	Government National Mortgage Association, Series 2007-59, Class FM, 1-month LIBOR + 0.520%, 0.607%, 10/20/2037(a)(c)(d)	951,185
357,360	Government National Mortgage Association, Series 2009-H01, Class FA, 1-month LIBOR + 1.150%, 1.237%, 11/20/2059(a)(c)(d)	358,459
873,073	Government National Mortgage Association, Series 2010-H20, Class AF, 1-month LIBOR + 0.330%, 0.420%, 10/20/2060(a)	873,139
736,309	Government National Mortgage Association, Series 2010-H24, Class FA, 1-month LIBOR + 0.350%, 0.440%, 10/20/2060(a)	736,718
417,939	Government National Mortgage Association, Series 2010-H27, Class FA, 1-month LIBOR + 0.380%, 0.470%, 12/20/2060(a)	418,476
44,045	Government National Mortgage Association, Series 2011- H20, Class FA, 1-month LIBOR + 0.550%, 0.640%, 9/20/2061(a)	44,257
552,843	Government National Mortgage Association, Series 2011-H06, Class FA, 1-month LIBOR + 0.450%, 0.540%, 2/20/2061(a)	554,402
38,808	Government National Mortgage Association, Series 2011-H08, Class FA, 1-month LIBOR + 0.600%, 0.690%, 2/20/2061(a)	39,007
32,218	Government National Mortgage Association, Series 2011-H23, Class HA, 3.000%, 12/20/2061(c)(d)	33,570
30,807	Government National Mortgage Association, Series 2012-124, Class HT, 6.500%, 7/20/2032(b)(c)(d)	30,194
2,814,237	Government National Mortgage Association, Series 2012-18, Class FM, 1-month LIBOR + 0.250%, 0.337%, 9/20/2038(a)	2,817,861
143	Government National Mortgage Association, Series 2012-H15, Class FA, 1-month LIBOR + 0.450%, 0.540%, 5/20/2062(a)(c)(d)	142
494,248	Government National Mortgage Association, Series 2012-H18, Class NA, 1-month LIBOR + 0.520%, 0.610%, 8/20/2062(a)	496,348
1,611,561	Government National Mortgage Association, Series 2012-H20, Class PT, 0.919%, 7/20/2062(b)	1,608,864
23,992	Government National Mortgage Association, Series 2012-H29, Class HF, 1-month LIBOR + 0.500%, 0.590%, 10/20/2062(a)(c)(d)	23,824
41,695	Government National Mortgage Association, Series 2013-H02, Class GF, 1-month LIBOR + 0.500%, 0.590%, 12/20/2062(a)(c)(d)	41,460
1,728,621	Government National Mortgage Association, Series 2013-H08, Class FA, 1-month LIBOR + 0.350%, 0.440%, 3/20/2063(a)	1,729,360
1,407,886	Government National Mortgage Association, Series 2013-H10, Class FA, 1-month LIBOR + 0.400%, 0.490%, 3/20/2063(a)	1,410,031

See accompanying notes to financial statements.

|  72

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$225,066	Government National Mortgage Association, Series 2013-H14, Class FG, 1-month LIBOR + 0.470%, 0.560%, 5/20/2063(a)	$225,704
5,523,513	Government National Mortgage Association, Series 2013-H22, Class FT, 1-year CMT + 0.650%, 0.720%, 4/20/2063(a)	5,502,594
3,887,419	Government National Mortgage Association, Series 2014-H14, Class FA, 1-month LIBOR + 0.500%, 0.603%, 7/20/2064(a)	3,912,333
3,044,960	Government National Mortgage Association, Series 2014-H15, Class FA, 1-month LIBOR + 0.500%, 0.590%, 7/20/2064(a)	3,062,262
2,280,828	Government National Mortgage Association, Series 2015-H04, Class FL, 1-month LIBOR + 0.470%, 0.560%, 2/20/2065(a)	2,292,993
20,401	Government National Mortgage Association, Series 2015-H05, Class FA, 1-month LIBOR + 0.300%, 0.390%, 4/20/2061(a)(c)(d)	20,188
14,128	Government National Mortgage Association, Series 2015-H09, Class HA, 1.750%, 3/20/2065(c)(d)	14,195
287,018	Government National Mortgage Association, Series 2015-H10, Class FC, 1-month LIBOR + 0.480%, 0.570%, 4/20/2065(a)	288,427
4,467,115	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065	4,575,758
4,807	Government National Mortgage Association, Series 2015-H11, Class FA, 1-month LIBOR + 0.250%, 0.340%, 4/20/2065(a)(c)(d)	4,753
2,820,295	Government National Mortgage Association, Series 2015-H12, Class FL, 1-month LIBOR + 0.230%, 0.320%, 5/20/2065(a)	2,814,654
110,990	Government National Mortgage Association, Series 2015-H19, Class FH, 1-month LIBOR + 0.300%, 0.390%, 7/20/2065(a)(c)(d)	110,402
5,429	Government National Mortgage Association, Series 2015-H29, Class FA, 1-month LIBOR + 0.700%, 0.790%, 10/20/2065(a)(c)(d)	5,404
6,555	Government National Mortgage Association, Series 2015-H30, Class FA, 1-month LIBOR + 0.680%, 0.770%, 8/20/2061(a)(c)(d)	6,562
4,303,114	Government National Mortgage Association, Series 2016-H06, Class FC, 1-month LIBOR + 0.920%, 1.010%, 2/20/2066(a)	4,369,433
1,309,387	Government National Mortgage Association, Series 2016-H20, Class FB, 1-month LIBOR + 0.550%, 0.640%, 9/20/2066(a)	1,317,274
81,218	Government National Mortgage Association, Series 2018-H02, Class FJ, 1-month LIBOR + 0.200%, 0.290%, 10/20/2064(a)	81,159
6,023,677	Government National Mortgage Association, Series 2018-H11, Class FJ, 12-month LIBOR + 0.080%, 0.327%, 6/20/2068(a)	5,952,755
141,678	Government National Mortgage Association, Series 2018-H14, Class FG, 1-month LIBOR + 0.350%, 0.440%, 9/20/2068(a)	141,765
8,684,851	Government National Mortgage Association, Series 2018-H16, Class FA, 1-month LIBOR + 0.420%, 0.510%, 9/20/2068(a)	8,702,061
7,605,630	Government National Mortgage Association, Series 2019-H04, Class NA, 3.500%, 9/20/2068	8,129,007
2,612,820	Government National Mortgage Association, Series 2020-30, Class F, 1-month LIBOR + 0.400%, 0.486%, 4/20/2048(a)	2,624,749
	Collateralized Mortgage Obligations — continued
4,841,427	Government National Mortgage Association, Series 2020-53, Class NF, 1-month LIBOR + 0.450%, 0.536%, 5/20/2046(a)	4,821,378
5,186,399	Government National Mortgage Association, Series 2020-H04, Class FP, 1-month LIBOR + 0.500%, 0.590%, 6/20/2069(a)	5,219,784
10,651,442	Government National Mortgage Association, Series 2020-H07, Class FL, 1-month LIBOR + 0.650%, 0.737%, 4/20/2070(a)	10,766,808
11,406,315	Government National Mortgage Association, Series 2020-H10, Class FD, 1-month LIBOR + 0.400%, 0.487%, 5/20/2070(a)	11,390,506
5,128,478	Government National Mortgage Association, Series 2020-HO1, Class FT, 1-year CMT + 0.500%, 0.610%, 1/20/2070(a)	5,145,828

		144,778,903

	Hybrid ARMs — 2.9%
112,025	FHLMC, 12-month LIBOR + 1.666%, 1.933%, 11/01/2038(a)	112,748
300,521	FHLMC, 6-month LIBOR + 1.712%, 1.961%, 6/01/2037(a)	300,652
165,906	FHLMC, 12-month LIBOR + 1.735%, 2.029%, 3/01/2038(a)	167,461
517,159	FHLMC, 12-month LIBOR + 1.764%, 2.044%, 9/01/2035(a)	539,594
112,820	FHLMC, 12-month LIBOR + 1.791%, 2.061%, 11/01/2038(a)	114,047
202,582	FHLMC, 1-year CMT + 1.940%, 2.065%, 9/01/2038(a)	203,448
175,079	FHLMC, 12-month LIBOR + 1.734%, 2.107%, 4/01/2037(a)	182,768
998,658	FHLMC, 12-month LIBOR + 1.895%, 2.145%, 9/01/2041(a)	1,056,590
52,502	FHLMC, 12-month LIBOR + 1.742%, 2.180%, 12/01/2037(a)	52,854
2,182,726	FHLMC, 12-month LIBOR + 1.842%, 2.202%, 1/01/2046(a)	2,265,765
382,036	FHLMC, 1-year CMT + 2.220%, 2.220%, 7/01/2033(a)	382,945
359,134	FHLMC, 1-year CMT + 2.247%, 2.272%, 9/01/2038(a)	384,808
468,402	FHLMC, 12-month LIBOR + 1.899%, 2.274%, 4/01/2037(a)	471,893
175,694	FHLMC, 12-month LIBOR + 1.936%, 2.275%, 12/01/2034(a)	177,749
393,696	FHLMC, 1-year CMT + 2.165%, 2.290%, 4/01/2036(a)	394,145
112,796	FHLMC, 1-year CMT + 2.209%, 2.316%, 9/01/2038(a)	113,370
1,717,593	FHLMC, 1-year CMT + 2.248%, 2.323%, 3/01/2037(a)	1,833,972
374,748	FHLMC, 1-year CMT + 2.245%, 2.367%, 3/01/2036(a)	400,192
973,536	FHLMC, 1-year CMT + 2.256%, 2.372%, 2/01/2036(a)	1,035,337
121,370	FHLMC, 1-year CMT + 2.250%, 2.375%, 2/01/2035(a)	129,352
515,680	FHLMC, 1-year CMT + 2.285%, 2.409%, 2/01/2036(a)	544,840
50,601	FHLMC, 12-month LIBOR + 2.180%, 2.555%, 3/01/2037(a)	50,931
22,002	FNMA, 6-month LIBOR + 1.460%, 1.585%, 2/01/2037(a)	22,486

See accompanying notes to financial statements.

73  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Hybrid ARMs — continued
$113,951	FNMA, 12-month LIBOR + 1.479%, 1.729%, 8/01/2035(a)	$113,856
379,161	FNMA, 6-month LIBOR + 1.544%, 1.767%, 7/01/2035(a)	393,693
572,600	FNMA, 12-month LIBOR + 1.595%, 1.849%, 9/01/2037(a)	595,757
229,131	FNMA, 12-month LIBOR + 1.639%, 1.889%, 8/01/2038(a)	231,249
863,217	FNMA, 12-month LIBOR + 1.549%, 1.919%, 4/01/2037(a)	905,416
327,156	FNMA, 12-month LIBOR + 1.669%, 1.919%, 7/01/2038(a)	332,043
573,186	FNMA, 12-month LIBOR + 1.574%, 1.926%, 7/01/2035(a)	595,364
198,763	FNMA, 12-month LIBOR + 1.587%, 1.928%, 4/01/2037(a)	200,435
316,324	FNMA, 12-month LIBOR + 1.678%, 1.953%, 8/01/2034(a)	318,764
168,218	FNMA, 12-month LIBOR + 1.665%, 2.016%, 11/01/2036(a)	177,217
185,478	FNMA, 12-month LIBOR + 1.608%, 2.060%, 10/01/2033(a)	192,718
847,381	FNMA, 12-month LIBOR + 1.741%, 2.063%, 9/01/2037(a)	897,045
66,539	FNMA, 12-month LIBOR + 1.802%, 2.072%, 7/01/2041(a)	66,796
44,090	FNMA, 12-month LIBOR + 1.754%, 2.129%, 1/01/2037(a)	44,751
373,700	FNMA, 12-month LIBOR + 1.760%, 2.135%, 2/01/2037(a)	378,161
766,117	FNMA, 12-month LIBOR + 1.781%, 2.156%, 3/01/2037(a)	811,908
69,927	FNMA, 1-year CMT + 2.145%, 2.171%, 9/01/2036(a)	71,268
125,430	FNMA, 12-month LIBOR + 1.800%, 2.175%, 3/01/2034(a)	132,406
119,246	FNMA, 12-month LIBOR + 1.800%, 2.175%, 12/01/2041(a)	120,035
125,778	FNMA, 12-month LIBOR + 1.729%, 2.181%, 11/01/2035(a)	132,801
979,442	FNMA, 12-month LIBOR + 1.820%, 2.195%, 2/01/2047(a)	1,051,792
1,113,253	FNMA, 1-year CMT + 2.175%, 2.216%, 11/01/2033(a)	1,188,240
202,894	FNMA, 1-year CMT + 2.149%, 2.223%, 9/01/2034(a)	214,460
264,116	FNMA, 1-year CMT + 2.223%, 2.223%, 8/01/2035(a)	264,502
1,022,223	FNMA, 1-year CMT + 2.172%, 2.240%, 12/01/2040(a)	1,090,752
308,261	FNMA, 1-year CMT + 2.159%, 2.249%, 6/01/2036(a)	318,902
181,716	FNMA, 1-year CMT + 2.185%, 2.259%, 12/01/2034(a)	182,195
95,284	FNMA, 1-year CMT + 2.141%, 2.266%, 4/01/2033(a)	95,455
2,220,753	FNMA, 1-year CMT + 2.212%, 2.268%, 10/01/2034(a)	2,371,523
624,994	FNMA, 1-year CMT + 2.274%, 2.274%, 6/01/2037(a)	671,192
1,183,264	FNMA, 12-month LIBOR + 1.800%, 2.300%, 10/01/2041(a)	1,247,879
373,945	FNMA, 1-year CMT + 2.287%, 2.303%, 6/01/2033(a)	373,452
	Hybrid ARMs — continued
396,883	FNMA, 1-year CMT + 2.185%, 2.310%, 1/01/2036(a)	412,382
199,468	FNMA, 1-year CMT + 2.205%, 2.323%, 4/01/2034(a)	200,561
1,205,874	FNMA, 1-year CMT + 2.225%, 2.330%, 4/01/2034(a)	1,282,273
215,436	FNMA, 1-year CMT + 2.287%, 2.362%, 10/01/2033(a)	216,942
58,201	FNMA, 1-year CMT + 2.440%, 2.440%, 8/01/2033(a)	58,521
449,616	FNMA, 6-month LIBOR + 2.193%, 2.443%, 7/01/2037(a)	473,605
132,628	FNMA, 1-year CMT + 2.500%, 2.592%, 8/01/2036(a)	142,649
156,825	FNMA, 1-year CMT + 2.480%, 2.605%, 5/01/2035(a)	166,390
66,934	FNMA, 12-month LIBOR + 2.473%, 2.723%, 6/01/2035(a)	67,792

		29,741,089

	Mortgage Related — 1.9%
25,473	FHLMC, 3.000%, 10/01/2026	26,837
180,478	FHLMC, 4.000%, with various maturities from 2024 to 2042(f)	196,730
77,731	FHLMC, 4.500%, with various maturities from 2025 to 2034(f)	82,309
13,266	FHLMC, 5.500%, 10/01/2023	13,615
143,903	FHLMC, 6.500%, 12/01/2034	165,035
65	FHLMC, 7.500%, 6/01/2026	70
85,130	FNMA, 3.000%, 3/01/2042	92,007
746,189	FNMA, 5.000%, with various maturities from 2037 to 2038(f)	848,755
323,358	FNMA, 5.500%, with various maturities from 2023 to 2033(f)	356,634
70,646	FNMA, 6.000%, with various maturities in 2022(f)	71,840
147,232	FNMA, 6.500%, with various maturities from 2032 to 2037(f)	166,221
41,133	FNMA, 7.500%, with various maturities from 2030 to 2032(f)	44,724
1,751,635	GNMA, 1-month LIBOR + 1.748%, 1.863%, 2/20/2061(a)	1,827,665
1,406,413	GNMA, 1-month LIBOR + 1.890%, 1.986%, 2/20/2063(a)	1,463,741
1,452,852	GNMA, 1-month LIBOR + 2.190%, 2.283%, 3/20/2063(a)	1,505,876
642,615	GNMA, 1-month LIBOR + 2.233%, 2.329%, 5/20/2065(a)	686,460
673,642	GNMA, 1-month LIBOR + 2.242%, 2.342%, 6/20/2065(a)	724,456
742,235	GNMA, 1-month LIBOR + 2.339%, 2.437%, 2/20/2063(a)	778,296
48,260	GNMA, 3.640%, 3/20/2063(b)	48,252
25,902	GNMA, 3.687%, 2/20/2063(b)	26,104
54,016	GNMA, 4.006%, 12/20/2062(b)	56,530
24,184	GNMA, 4.140%, 12/20/2061(b)	26,019
85,595	GNMA, 4.284%, 4/20/2063(b)	88,859
13,898	GNMA, 4.327%, 8/20/2061(b)	15,066
2,829,196	GNMA, 4.434%, 10/20/2065(b)	3,089,210
273,941	GNMA, 4.529%, 7/20/2063(b)	291,532
1,489,784	GNMA, 4.601%, 2/20/2066(b)	1,595,877
8,089	GNMA, 4.604%, 2/20/2062(b)	8,327
1,832,667	GNMA, 4.613%, 3/20/2064(b)	1,934,841
245,727	GNMA, 4.622%, 1/20/2064(b)	260,443

See accompanying notes to financial statements.

|  74

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Mortgage Related — continued
$25,958	GNMA, 4.630%, with various maturities from 2061 to 2062(b)(f)	$26,127
4,543	GNMA, 4.632%, 8/20/2062(b)	4,890
1,768,285	GNMA, 4.670%, 11/20/2063(b)	1,874,214
923,837	GNMA, 4.700%, with various maturities from 2061 to 2064(b)(f)	970,183
2,500	GNMA, 4.882%, 4/20/2061(b)	2,627
6,844	GNMA, 6.000%, 12/15/2031	7,959
30,007	GNMA, 6.500%, 5/15/2031	34,936
33,021	GNMA, 7.000%, 10/15/2028	36,203

		19,449,470

	Non-Agency Commercial Mortgage-Backed Securities — 2.0%
1,595,000	BANK, Series 2020-BN25, Class A5, 2.649%, 1/15/2063	1,667,611
3,895,000	Barclays Commercial Mortgage Securities Trust, Series 2020-BID, Class A, 1-month LIBOR + 2.140%, 2.224%, 10/15/2037, 144A(a)	3,918,040
1,310,000	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A	1,303,474
1,488,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A5, 3.961%, 3/10/2047	1,588,114
3,804,856	Commercial Mortgage Pass Through Certificates, Series 2016-DC2, Class ASB, 3.550%, 2/10/2049	4,018,671
2,570,000	DROP Mortgage Trust, Series 2021-FILE, Class A, 1-month LIBOR + 1.150%, 1.230%, 4/15/2026, 144A(a)	2,577,968
2,600,000	Hudsons Bay Simon JV Trust, Series 2015-HB7, Class A7, 3.914%, 8/05/2034, 144A	2,402,176
1,040,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A4, 3.134%, 12/15/2048	1,064,531
3,279,464	Starwood Retail Property Trust, Series 2014-STAR, Class A, 1-month LIBOR + 1.470%, 1.554%, 11/15/2027, 144A(a)	2,033,268

		20,573,853

	Treasuries — 40.0%
41,575,000	U.S. Treasury Note, 0.250%, 9/30/2023	41,542,519
4,845,000	U.S. Treasury Note, 0.250%, 6/15/2024	4,818,125
18,650,000	U.S. Treasury Note, 0.250%, 6/30/2025	18,317,797
13,840,000	U.S. Treasury Note, 0.250%, 8/31/2025	13,557,253
13,070,000	U.S. Treasury Note, 0.250%, 9/30/2025	12,789,710
13,605,000	U.S. Treasury Note, 0.250%, 10/31/2025	13,293,042
47,425,000	U.S. Treasury Note, 0.375%, 4/30/2025	46,898,879
7,255,000	U.S. Treasury Note, 0.375%, 11/30/2025	7,116,418
56,000,000	U.S. Treasury Note, 0.375%, 12/31/2025	54,871,250
24,685,000	U.S. Treasury Note, 0.375%, 1/31/2026	24,154,658
4,600,000	U.S. Treasury Note, 0.500%, 3/31/2025	4,574,484
11,585,000	U.S. Treasury Note, 0.500%, 2/28/2026	11,389,503
13,225,000	U.S. Treasury Note, 0.750%, 3/31/2026	13,131,495
71,995,000	U.S. Treasury Note, 0.750%, 8/31/2026	71,224,429
11,470,000	U.S. Treasury Note, 2.000%, 2/15/2025	11,997,351
6,915,000	U.S. Treasury Note, 2.250%, 1/31/2024	7,218,612
3,340,000	U.S. Treasury Note, 2.250%, 10/31/2024	3,514,437
40,295,000	U.S. Treasury Note, 2.875%, 10/31/2023	42,438,820
9,955,000	U.S. Treasury Note, 2.875%, 7/31/2025	10,753,733

		413,602,515

	Total Bonds and Notes (Identified Cost $988,328,988)	990,784,859

Short-Term Investments — 4.0%
9,469,399	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2021 at 0.000% to be repurchased at $9,469,399 on 10/01/2021 collateralized by $11,209,800 U.S. Treasury Bond, 1.125% due 08/15/2040 valued at $9,658,815 including accrued interest (Note 2 of Notes to Financial Statements)	9,469,399
31,675,000	U.S. Treasury Bills, 0.002%-0.018%, 10/12/2021(g)(h)	31,674,722

	Total Short-Term Investments (Identified Cost $41,144,281)	41,144,121

	Total Investments — 99.9% (Identified Cost $1,029,473,269)	1,031,928,980
	Other assets less liabilities — 0.1%	1,112,424

	Net Assets — 100.0%	$1,033,041,404

(†)	See Note 2 of Notes to Financial Statements.
(a)	Variable rate security. Rate as of September 30, 2021 is disclosed.
(b)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2021 is disclosed.
(c)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(d)	Fair valued by the Fund’s adviser. At September 30, 2021, the value of these securities amounted to $4,629,151 or 0.4% of net assets. See Note 2 of Notes to Financial Statements.
(e)	Interest only security. Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the outstanding par amount of the pool held as of the end of the period.
(f)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(g)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(h)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, the value of Rule 144A holdings amounted to $49,156,284 or 4.8% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
CMT	Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTA	Monthly Treasury Average Interest
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate

See accompanying notes to financial statements.

75  |

Portfolio of Investments – as of September 30, 2021

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Industry Summary at September 30, 2021

Treasuries	40.0%
Agency Commercial Mortgage-Backed Securities	30.2
Collateralized Mortgage Obligations	14.0
ABS Car Loan	2.9
Hybrid ARMs	2.9
Non-Agency Commercial Mortgage-Backed Securities	2.0
Other Investments, less than 2% each	3.9
Short-Term Investments	4.0

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

|  76

Statements of Assets and Liabilities

September 30, 2021

	Core Plus Bond Fund	Credit Income Fund	Global Allocation Fund
ASSETS
Investments at cost	$9,398,037,659	$24,631,088	$3,778,502,923
Net unrealized appreciation	133,421,250	560,072	1,077,384,540

Investments at value	9,531,458,909	25,191,160	4,855,887,463
Cash	4,996,292	—	150,228
Due from brokers (Note 2)	6,480,102	—	4,145,238
Foreign currency at value (identified cost $0, $0 and $15,213,836, respectively)	—	—	14,822,124
Receivable for Fund shares sold	13,687,769	—	4,925,564
Receivable from investment adviser (Note 6)	—	16,371	—
Receivable for securities sold	262,748,214	754,252	9,345,847
Receivable for when-issued/delayed delivery securities sold (Note 2)	207,302,160	—	—
Collateral received for open forward foreign currency contracts (Notes 2 and 4)	—	—	590,000
Dividends and interest receivable	52,431,367	195,682	10,857,171
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	—	962,249
Tax reclaims receivable	—	—	702,153
Prepaid expenses (Note 9)	1,170	3	557

TOTAL ASSETS	10,079,105,983	26,157,468	4,902,388,594

LIABILITIES
Payable for securities purchased	319,583,965	1,118,521	9,564,537
Payable for when-issued/delayed delivery securities purchased (Note 2)	895,336,641	—	—
Payable for Fund shares redeemed	10,585,652	—	2,918,294
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	—	5,685,114
Foreign taxes payable (Note 2)	—	—	2,146,613
Due to brokers (Note 2)	—	—	590,000
Payable for variation margin on futures contracts (Note 2)	—	2,750	25,547
Management fees payable (Note 6)	2,344,632	—	3,053,825
Deferred Trustees’ fees (Note 6)	917,200	3,008	407,023
Administrative fees payable (Note 6)	313,629	921	176,988
Payable to distributor (Note 6d)	64,591	5	57,346
Other accounts payable and accrued expenses	409,326	76,723	318,973

TOTAL LIABILITIES	1,229,555,636	1,201,928	24,944,260

NET ASSETS	$8,849,550,347	$24,955,540	$4,877,444,334

NET ASSETS CONSIST OF:
Paid-in capital	$8,721,602,439	$24,430,295	$3,463,722,292
Accumulated earnings	127,947,908	525,245	1,413,722,042

NET ASSETS	$8,849,550,347	$24,955,540	$4,877,444,334

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$747,496,573	$90,833	$737,469,453

Shares of beneficial interest	54,997,773	8,898	25,553,630

Net asset value and redemption price per share	$13.59	$10.21	$28.86

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$14.19	$10.66	$30.62

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$95,754,823	$1,040	$503,072,774

Shares of beneficial interest	7,041,346	102	17,798,725

Net asset value and offering price per share	$13.60	$10.20	$28.26

Class N shares:
Net assets	$2,563,736,037	$24,841,678	$350,221,891

Shares of beneficial interest	186,882,456	2,434,178	12,038,151

Net asset value, offering and redemption price per share	$13.72	$10.21	$29.09

Class Y shares:
Net assets	$5,442,562,914	$21,989	$3,286,680,216

Shares of beneficial interest	396,976,803	2,155	112,981,209

Net asset value, offering and redemption price per share	$13.71	$10.20	$29.09

See accompanying notes to financial statements.

77  |

Statements of Assets and Liabilities (continued)

September 30, 2021

	Growth Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
ASSETS
Investments at cost	$7,174,975,613	$385,478,294	$1,029,473,269
Net unrealized appreciation	6,584,328,317	1,369,310	2,455,711

Investments at value	13,759,303,930	386,847,604	1,031,928,980
Due from brokers (Note 2)	—	165,000	—
Receivable for Fund shares sold	19,401,913	863,712	879,800
Receivable for securities sold	—	4,395,277	19,043,112
Dividends and interest receivable	2,831,934	1,083,504	1,672,689
Tax reclaims receivable	6,317,585	363	—
Receivable for variation margin on futures contracts (Note 2)	—	13,033	—
Prepaid expenses (Note 9)	1,567	43	122

TOTAL ASSETS	13,787,856,929	393,368,536	1,053,524,703

LIABILITIES
Payable for securities purchased	—	11,188,877	18,444,955
Payable for Fund shares redeemed	11,360,084	163,862	955,152
Distributions payable	—	—	128,684
Management fees payable (Note 6)	5,925,968	72,437	242,612
Deferred Trustees’ fees (Note 6)	822,003	168,206	490,303
Administrative fees payable (Note 6)	502,471	13,236	36,100
Payable to distributor (Note 6d)	98,926	3,327	13,868
Other accounts payable and accrued expenses	513,320	82,109	171,625

TOTAL LIABILITIES	19,222,772	11,692,054	20,483,299

NET ASSETS	$13,768,634,157	$381,676,482	$1,033,041,404

NET ASSETS CONSIST OF:
Paid-in capital	$6,536,950,316	$378,658,824	$1,060,615,704
Accumulated earnings (loss)	7,231,683,841	3,017,658	(27,574,300)

NET ASSETS	$13,768,634,157	$381,676,482	$1,033,041,404

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$1,740,523,283	$20,941,833	$287,243,903

Shares of beneficial interest	72,982,489	1,979,277	25,207,226

Net asset value and redemption price per share	$23.85	$10.58	$11.40

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$25.31	$11.05	$11.66

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$127,002,763	$315,130	$24,921,677

Shares of beneficial interest	5,988,326	29,682	2,189,243

Net asset value and offering price per share	$21.21	$10.62	$11.38

Class N shares:
Net assets	$806,186,080	$20,093,747	$12,971,503

Shares of beneficial interest	31,335,350	1,900,845	1,135,204

Net asset value, offering and redemption price per share	$25.73	$10.57	$11.43

Class Y shares:
Net assets	$11,094,922,031	$340,325,772	$707,904,321

Shares of beneficial interest	431,263,125	32,177,540	61,926,959

Net asset value, offering and redemption price per share	$25.73	$10.58	$11.43

See accompanying notes to financial statements.

|  78

Statements of Operations

For the Year Ended September 30, 2021

	Core Plus Bond Fund	Credit Income Fund	Global Allocation Fund
INVESTMENT INCOME
Interest	$208,087,794	$724,402	$38,727,553
Dividends	—	27,565	24,815,255
Less net foreign taxes withheld	—	(14)	(793,058)

	208,087,794	751,953	62,749,750

Expenses
Management fees (Note 6)	29,609,686	109,063	33,980,508
Service and distribution fees (Note 6)	2,917,327	202	6,889,543
Administrative fees (Note 6)	4,007,984	11,116	1,972,813
Trustees’ fees and expenses (Note 6)	457,095	13,751	225,703
Transfer agent fees and expenses (Notes 6 and 8)	5,590,449	4,294	3,179,009
Audit and tax services fees	56,767	62,608	62,418
Custodian fees and expenses (Note 7)	328,996	8,207	443,326
Legal fees (Note 9)	326,652	969	154,682
Registration fees	313,993	58,651	171,447
Shareholder reporting expenses	244,631	4,992	187,610
Miscellaneous expenses (Notes 7 and 9)	261,615	29,594	195,423

Total expenses	44,115,195	303,447	47,462,482
Less waiver and/or expense reimbursement (Notes 6 and 7)	—	(168,167)	—

Net expenses	44,115,195	135,280	47,462,482

Net investment income	163,972,599	616,673	15,287,268

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SHORT SALES, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	116,389,278	127,665	379,925,633
Futures contracts	—	(35,988)	(617,791)
Short sales	173,375	—	—
Forward foreign currency contracts (Note 2e)	—	—	(10,850,551)
Foreign currency transactions (Note 2d)	360,619	—	599,384
Net change in unrealized appreciation (depreciation) on:
Investments	(226,451,764)	645,166	313,836,021
Futures contracts	—	35,718	640,419
Forward foreign currency contracts (Note 2e)	—	—	(6,734,696)
Foreign currency translations (Note 2d)	(72,727)	—	(363,160)

Net realized and unrealized gain (loss) on investments, futures contracts, short sales, forward foreign currency contracts and foreign currency transactions	(109,601,219)	772,561	676,435,259

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$54,371,380	$1,389,234	$691,722,527

See accompanying notes to financial statements.

79  |

Statements of Operations (continued)

For the Year Ended September 30, 2021

	Growth Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
INVESTMENT INCOME
Interest	$—	$5,994,515	$11,333,597
Dividends	89,046,896	—	—
Less net foreign taxes withheld	(2,656,488)	—	—

	86,390,408	5,994,515	11,333,597

Expenses
Management fees (Note 6)	65,539,656	893,605	3,243,640
Service and distribution fees (Note 6)	5,517,442	56,392	953,555
Administrative fees (Note 6)	5,608,769	152,980	445,799
Trustees’ fees and expenses (Note 6)	559,504	52,993	131,177
Transfer agent fees and expenses (Notes 6 and 8)	9,057,488	270,734	877,292
Audit and tax services fees	79,594	54,716	58,946
Custodian fees and expenses (Note 7)	603,260	23,553	45,644
Legal fees (Note 9)	435,715	12,075	35,546
Registration fees	221,979	76,394	99,415
Shareholder reporting expenses	280,271	18,316	73,905
Miscellaneous expenses (Notes 7 and 9)	366,625	36,405	53,302

Total expenses	88,270,303	1,648,163	6,018,221
Less waiver and/or expense reimbursement (Notes 6 and 7)	—	(170,162)	(62,613)

Net expenses	88,270,303	1,478,001	5,955,608

Net investment income (loss)	(1,879,895)	4,516,514	5,377,989

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS
Net realized gain (loss) on:
Investments	688,859,379	2,740,390	4,014,542
Futures contracts	—	(121,824)	—
Net change in unrealized appreciation (depreciation) on:
Investments	1,682,057,052	(6,659,758)	(13,859,882)
Futures contracts	—	(9,936)	—
Foreign currency translations (Note 2d)	(8,389)	—	—

Net realized and unrealized gain (loss) on investments and futures contracts	2,370,908,042	(4,051,128)	(9,845,340)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,369,028,147	$465,386	$(4,467,351)

See accompanying notes to financial statements.

|  80

Statements of Changes in Net Assets

	Core Plus Bond Fund		Credit Income Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Period Ended September 30, 2020(a)
FROM OPERATIONS:
Net investment income	$163,972,599	$170,336,486	$616,673	$374
Net realized gain on investments, futures contracts, short sales and foreign currency transactions	116,923,272	299,827,757	91,677	—
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(226,524,491)	200,630,915	680,884	(85,094)

Net increase (decrease) in net assets resulting from operations	54,371,380	670,795,158	1,389,234	(84,720)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(26,989,208)	(11,953,860)	(2,194)	—
Class C	(4,109,684)	(2,056,615)	(20)	—
Class N	(114,300,522)	(67,400,814)	(776,415)	—
Class Y	(253,871,577)	(111,898,170)	(642)	—

Total distributions	(399,270,991)	(193,309,459)	(779,271)	—

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(84,293,745)	1,308,282,070	(572,703)	25,003,000

Net increase (decrease) in net assets	(429,193,356)	1,785,767,769	37,260	24,918,280
NET ASSETS
Beginning of the year	9,278,743,703	7,492,975,934	24,918,280	—

End of the year	$8,849,550,347	$9,278,743,703	$24,955,540	$24,918,280

(a)	From commencement of operations on September 29, 2020 through September 30, 2020.

See accompanying notes to financial statements.

81  |

Statements of Changes in Net Assets (continued)

	Global Allocation Fund		Growth Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020
FROM OPERATIONS:
Net investment income (loss)	$15,287,268	$17,209,846	$(1,879,895)	$23,245,547
Net realized gain on investments, futures contracts, forward foreign currency contracts and foreign currency transactions	369,056,675	216,871,990	688,859,379	534,694,084
Net change in unrealized appreciation (depreciation) on investments, futures contracts, forward foreign currency contracts and foreign currency translations	307,378,584	212,609,579	1,682,048,663	2,336,956,869

Net increase in net assets resulting from operations	691,722,527	446,691,415	2,369,028,147	2,894,896,500

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(37,700,764)	(13,439,861)	(71,172,533)	(35,045,986)
Class C	(27,793,335)	(11,301,039)	(6,613,461)	(3,210,189)
Class N	(17,490,999)	(6,572,302)	(27,159,617)	(16,996,001)
Class Y	(172,869,178)	(60,646,702)	(427,889,322)	(197,277,542)

Total distributions	(255,854,276)	(91,959,904)	(532,834,933)	(252,529,718)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	400,018,429	612,522,950	432,416,142	26,641,271

Net increase in net assets	835,886,680	967,254,461	2,268,609,356	2,669,008,053
NET ASSETS
Beginning of the year	4,041,557,654	3,074,303,193	11,500,024,801	8,831,016,748

End of the year	$4,877,444,334	$4,041,557,654	$13,768,634,157	$11,500,024,801

See accompanying notes to financial statements.

|  82

Statements of Changes in Net Assets (continued)

	Intermediate Duration Bond Fund		Limited Term Government and Agency Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020
FROM OPERATIONS:
Net investment income	$4,516,514	$5,315,122	$5,377,989	$9,045,389
Net realized gain on investments and futures contracts	2,618,566	8,937,549	4,014,542	9,395,293
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(6,669,694)	4,520,840	(13,859,882)	8,389,983

Net increase (decrease) in net assets resulting from operations	465,386	18,773,511	(4,467,351)	26,830,665

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(742,805)	(502,738)	(1,888,946)	(4,298,464)
Class C	(18,045)	(8,696)	(6,855)	(141,631)
Class N	(788,205)	(94,763)	(104,954)	(149,308)
Class Y	(12,363,185)	(6,108,309)	(6,301,562)	(8,468,385)

Total distributions	(13,912,240)	(6,714,506)	(8,302,317)	(13,057,788)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	77,608,974	64,275,136	27,315,308	211,874,926

Net increase in net assets	64,162,120	76,334,141	14,545,640	225,647,803
NET ASSETS
Beginning of the year	317,514,362	241,180,221	1,018,495,764	792,847,961

End of the year	$381,676,482	$317,514,362	$1,033,041,404	$1,018,495,764

See accompanying notes to financial statements.

83  |

Financial Highlights

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class A
	Year Ended September 30, 2021	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$14.08	$13.25		$12.53		$12.96	$13.06

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.21	0.26		0.34		0.35	0.28
Net realized and unrealized gain (loss)	(0.13)	0.86		0.70		(0.38)	(0.04)

Total from Investment Operations	0.08	1.12		1.04		(0.03)	0.24

LESS DISTRIBUTIONS FROM:
Net investment income	(0.29)	(0.29)		(0.32)		(0.40)	(0.34)
Net realized capital gains	(0.28)	—		—		—	—

Total Distributions	(0.57)	(0.29)		(0.32)		(0.40)	(0.34)

Net asset value, end of the period	$13.59	$14.08		$13.25		$12.53	$12.96

Total return(b)	0.53%	8.60%		8.39%		(0.27)%	1.86%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$747,497	$617,609		$558,291		$600,762	$676,892
Net expenses	0.71%	0.72	%(c)	0.73%		0.73%	0.73%
Gross expenses	0.71%	0.72%		0.73%		0.73%	0.73%
Net investment income	1.51%	1.88%		2.63%		2.71%	2.19%
Portfolio turnover rate	266%	359	%(d)	297	%(e)	181%	195%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Effective July 1, 2020, the expense limit decreased from 0.80% to 0.75%.
(d)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio.
(e)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.

See accompanying notes to financial statements.

|  84

Financial Highlights (continued)

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class C
	Year Ended September 30, 2021	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$14.09	$13.25		$12.53		$12.96	$13.06

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10	0.15		0.24		0.25	0.19
Net realized and unrealized gain (loss)	(0.13)	0.88		0.70		(0.38)	(0.05)

Total from Investment Operations	(0.03)	1.03		0.94		(0.13)	0.14

LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)	(0.19)		(0.22)		(0.30)	(0.24)
Net realized capital gains	(0.28)	—		—		—	—

Total Distributions	(0.46)	(0.19)		(0.22)		(0.30)	(0.24)

Net asset value, end of the period	$13.60	$14.09		$13.25		$12.53	$12.96

Total return(b)	(0.24)%	7.83%		7.57%		(1.03)%	1.08%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$95,755	$132,590		$160,201		$185,758	$248,687
Net expenses	1.46%	1.47	%(c)	1.48%		1.48%	1.48%
Gross expenses	1.46%	1.47%		1.48%		1.48%	1.48%
Net investment income	0.75%	1.13%		1.88%		1.96%	1.44%
Portfolio turnover rate	266%	359	%(d)	297	%(e)	181%	195%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Effective July 1, 2020, the expense limit decreased from 1.55% to 1.50%.
(d)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio.
(e)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.

See accompanying notes to financial statements.

85  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class N
	Year Ended September 30, 2021	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$14.21	$13.37		$12.63		$13.06	$13.17

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.26	0.30		0.38		0.39	0.33
Net realized and unrealized gain (loss)	(0.14)	0.88		0.72		(0.38)	(0.06)

Total from Investment Operations	0.12	1.18		1.10		0.01	0.27

LESS DISTRIBUTIONS FROM:
Net investment income	(0.33)	(0.34)		(0.36)		(0.44)	(0.38)
Net realized capital gains	(0.28)	—		—		—	—

Total Distributions	(0.61)	(0.34)		(0.36)		(0.44)	(0.38)

Net asset value, end of the period	$13.72	$14.21		$13.37		$12.63	$13.06

Total return	0.86%	8.95%		8.85%		0.07%	2.12%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,563,736	$2,682,487		$2,610,699		$1,899,190	$1,784,150
Net expenses	0.38%	0.38	%(b)	0.39%		0.39%	0.39%
Gross expenses	0.38%	0.38%		0.39%		0.39%	0.39%
Net investment income	1.84%	2.21%		2.96%		3.06%	2.53%
Portfolio turnover rate	266%	359	%(c)	297	%(d)	181%	195%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Effective July 1, 2020, the expense limit decreased from 0.50% to 0.45%.
(c)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio.
(d)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.

See accompanying notes to financial statements.

|  86

Financial Highlights (continued)

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class Y
	Year Ended September 30, 2021	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$14.20	$13.36		$12.63		$13.06	$13.16

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.24	0.29		0.37		0.38	0.31
Net realized and unrealized gain (loss)	(0.13)	0.88		0.71		(0.38)	(0.04)

Total from Investment Operations	0.11	1.17		1.08		0.00 (b)	0.27

LESS DISTRIBUTIONS FROM:
Net investment income	(0.32)	(0.33)		(0.35)		(0.43)	(0.37)
Net realized capital gains	(0.28)	—		—		—	—

Total Distributions	(0.60)	(0.33)		(0.35)		(0.43)	(0.37)

Net asset value, end of the period	$13.71	$14.20		$13.36		$12.63	$13.06

Total return	0.78%	8.87%		8.67%		(0.02)%	2.10%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$5,442,563	$5,846,057		$4,163,785		$3,733,751	$3,846,208
Net expenses	0.46%	0.47	%(c)	0.48%		0.48%	0.48%
Gross expenses	0.46%	0.47%		0.48%		0.48%	0.48%
Net investment income	1.76%	2.11%		2.87%		2.97%	2.43%
Portfolio turnover rate	266%	359	%(d)	297	%(e)	181%	195%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Effective July 1, 2020, the expense limit decreased from 0.55% to 0.50%.
(d)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio.
(e)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.

See accompanying notes to financial statements.

87  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Credit Income Fund—Class A
	Year Ended September 30, 2021		Period Ended September 30, 2020*
Net asset value, beginning of the period	$9.97		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.21		(0.00	)(b)
Net realized and unrealized gain (loss)	0.31		(0.03)

Total from Investment Operations	0.52		(0.03)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.28)		—
Net realized capital gains	(0.00	)(b)	—

Total Distributions	(0.28)		—

Net asset value, end of the period	$10.21		$9.97

Total return(c)(d)	5.24%		(0.30	)%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$91		$1
Net expenses(f)	0.82%		0.82	%(g)
Gross expenses	4.79%		125.79	%(g)
Net investment income (loss)	2.07%		(0.82	)%(g)
Portfolio turnover rate	55%		0%

*	From commencement of operations on September 29, 2020 through September 30, 2020.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  88

Financial Highlights (continued)

For a share outstanding throughout each period.

	Credit Income Fund—Class C
	Year Ended September 30, 2021		Period Ended September 30, 2020*
Net asset value, beginning of the period	$9.97		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.13		(0.00	)(b)
Net realized and unrealized gain (loss)	0.30		(0.03)

Total from Investment Operations	0.43		(0.03)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)		—
Net realized capital gains	(0.00	)(b)	—

Total Distributions	(0.20)		—

Net asset value, end of the period	$10.20		$9.97

Total return(c)(d)	4.34%		(0.30	)%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1		$1
Net expenses(f)	1.57%		1.57	%(g)
Gross expenses	5.60%		126.54	%(g)
Net investment income (loss)	1.29%		(1.57	)%(g)
Portfolio turnover rate	55%		0%

*	From commencement of operations on September 29, 2020 through September 30, 2020.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

89  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Credit Income Fund—Class N
	Year Ended September 30, 2021		Period Ended September 30, 2020*
Net asset value, beginning of the period	$9.97		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.24		0.00	(b)
Net realized and unrealized gain (loss)	0.31		(0.03)

Total from Investment Operations	0.55		(0.03)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.31)		—
Net realized capital gains	(0.00	)(b)	—

Total Distributions	(0.31)		—

Net asset value, end of the period	$10.21		$9.97

Total return(c)	5.54%		(0.30	)%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$24,842		$24,915
Net expenses(e)	0.52%		0.52	%(f)
Gross expenses	1.16%		27.91	%(f)
Net investment income	2.38%		0.55	%(f)
Portfolio turnover rate	55%		0%

*	From commencement of operations on September 29, 2020 through September 30, 2020.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  90

Financial Highlights (continued)

For a share outstanding throughout each period.

	Credit Income Fund—Class Y
	Year Ended September 30, 2021		Period Ended September 30, 2020*
Net asset value, beginning of the period	$9.97		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.24		(0.00	)(b)
Net realized and unrealized gain (loss)	0.29		(0.03)

Total from Investment Operations	0.53		(0.03)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.30)		—
Net realized capital gains	(0.00	)(b)	—

Total Distributions	(0.30)		—

Net asset value, end of the period	$10.20		$9.97

Total return(c)	5.38%		(0.30	)%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$22		$1
Net expenses(e)	0.57%		0.57	%(f)
Gross expenses	4.54%		125.54	%(f)
Net investment income (loss)	2.33%		(0.57	)%(f)
Portfolio turnover rate	55%		0%

*	From commencement of operations on September 29, 2020 through September 30, 2020.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

91  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Global Allocation Fund—Class A
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$26.23	$23.76	$23.10	$21.60	$19.17

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.06	0.10	0.19	0.23	0.31
Net realized and unrealized gain (loss)	4.18	3.05	1.38	1.75	2.36

Total from Investment Operations	4.24	3.15	1.57	1.98	2.67

LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)	(0.12)	(0.16)	(0.19)	(0.24)
Net realized capital gains	(1.48)	(0.56)	(0.75)	(0.29)	—

Total Distributions	(1.61)	(0.68)	(0.91)	(0.48)	(0.24)

Net asset value, end of the period	$28.86	$26.23	$23.76	$23.10	$21.60

Total return(b)	16.73%	13.41%	7.66%	9.26%	14.10%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$737,469	$632,479	$453,009	$401,036	$305,275
Net expenses	1.13%	1.15%	1.16%	1.16%	1.18%
Gross expenses	1.13%	1.15%	1.16%	1.16%	1.18%
Net investment income	0.23%	0.42%	0.83%	1.03%	1.57%
Portfolio turnover rate	45%	37%	27%	22%	35%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  92

Financial Highlights (continued)

For a share outstanding throughout each period.

	Global Allocation Fund—Class C
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$25.78	$23.43	$22.78		$21.29	$18.89

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.14)	(0.08)	0.02		0.06	0.16
Net realized and unrealized gain (loss)	4.10	2.99	1.38		1.73	2.33

Total from Investment Operations	3.96	2.91	1.40		1.79	2.49

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.00	)(b)	(0.01)	(0.09)
Net realized capital gains	(1.48)	(0.56)	(0.75)		(0.29)	—

Total Distributions	(1.48)	(0.56)	(0.75)		(0.30)	(0.09)

Net asset value, end of the period	$28.26	$25.78	$23.43		$22.78	$21.29

Total return(c)	15.85%	12.55%	6.85%		8.46%	13.22%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$503,073	$483,814	$480,479		$412,610	$354,017
Net expenses	1.88%	1.90%	1.91%		1.91%	1.93%
Gross expenses	1.88%	1.90%	1.91%		1.91%	1.93%
Net investment income (loss)	(0.52)%	(0.33)%	0.08%		0.29%	0.84%
Portfolio turnover rate	45%	37%	27%		22%	35%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

93  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Global Allocation Fund—Class N
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Period Ended September 30, 2017*
Net asset value, beginning of the period	$26.42	$23.92	$23.25	$21.73	$19.20

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15	0.18	0.27	0.31	0.20
Net realized and unrealized gain (loss)	4.21	3.07	1.38	1.75	2.33

Total from Investment Operations	4.36	3.25	1.65	2.06	2.53

LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)	(0.19)	(0.23)	(0.25)	—
Net realized capital gains	(1.48)	(0.56)	(0.75)	(0.29)	—

Total Distributions	(1.69)	(0.75)	(0.98)	(0.54)	—

Net asset value, end of the period	$29.09	$26.42	$23.92	$23.25	$21.73

Total return	17.10%	13.78%	8.04%	9.60%	13.18	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$350,222	$264,338	$202,692	$80,346	$59,512
Net expenses	0.81%	0.82%	0.82%	0.83%	0.87	%(c)
Gross expenses	0.81%	0.82%	0.82%	0.83%	0.87	%(c)
Net investment income	0.55%	0.76%	1.20%	1.36%	1.48	%(c)
Portfolio turnover rate	45%	37%	27%	22%	35	%(d)

*	From commencement of Class operations on February 1, 2017 through September 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Computed on an annualized basis for periods less than one year.
(d)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

See accompanying notes to financial statements.

|  94

Financial Highlights (continued)

For a share outstanding throughout each period.

	Global Allocation Fund—Class Y
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$26.42	$23.92	$23.25	$21.74	$19.29

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.13	0.16	0.24	0.29	0.36
Net realized and unrealized gain (loss)	4.21	3.07	1.40	1.75	2.37

Total from Investment Operations	4.34	3.23	1.64	2.04	2.73

LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)	(0.17)	(0.22)	(0.24)	(0.28)
Net realized capital gains	(1.48)	(0.56)	(0.75)	(0.29)	—

Total Distributions	(1.67)	(0.73)	(0.97)	(0.53)	(0.28)

Net asset value, end of the period	$29.09	$26.42	$23.92	$23.25	$21.74

Total return	17.02%	13.70%	7.95%	9.49%	14.42%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,286,680	$2,660,927	$1,938,124	$1,549,689	$1,067,062
Net expenses	0.88%	0.90%	0.91%	0.91%	0.93%
Gross expenses	0.88%	0.90%	0.91%	0.91%	0.93%
Net investment income	0.48%	0.67%	1.08%	1.29%	1.79%
Portfolio turnover rate	45%	37%	27%	22%	35%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

95  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Growth Fund—Class A
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$20.72	$16.02	$16.05	$14.04	$11.96

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.05)	0.01	0.05	0.06	0.06
Net realized and unrealized gain (loss)	4.17	5.14	0.71	2.29	2.18

Total from Investment Operations	4.12	5.15	0.76	2.35	2.24

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.05)	(0.05)	(0.05)	(0.05)
Net realized capital gains	(0.99)	(0.40)	(0.74)	(0.29)	(0.11)

Total Distributions	(0.99)	(0.45)	(0.79)	(0.34)	(0.16)

Net asset value, end of the period	$23.85	$20.72	$16.02	$16.05	$14.04

Total return(b)	20.43%	32.80%	5.81%	16.98%	18.99%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,740,523	$1,477,915	$1,250,030	$1,083,362	$983,047
Net expenses	0.89%	0.90%	0.91%	0.90%	0.91%
Gross expenses	0.89%	0.90%	0.91%	0.90%	0.91%
Net investment income (loss)	(0.22)%	0.04%	0.35%	0.39%	0.45%
Portfolio turnover rate	9%	19%	7%	11%	8%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  96

Financial Highlights (continued)

For a share outstanding throughout each period.

	Growth Fund—Class C
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$18.66	$14.53	$14.68	$12.92	$11.06

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.20)	(0.11)	(0.06)	(0.05)	(0.03)
Net realized and unrealized gain (loss)	3.74	4.64	0.65	2.10	2.00

Total from Investment Operations	3.54	4.53	0.59	2.05	1.97

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(0.99)	(0.40)	(0.74)	(0.29)	(0.11)

Net asset value, end of the period	$21.21	$18.66	$14.53	$14.68	$12.92

Total return(b)	19.55%	31.76%	5.05%	16.09%	18.03%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$127,003	$128,764	$120,493	$130,133	$133,329
Net expenses	1.63%	1.65%	1.66%	1.65%	1.66%
Gross expenses	1.63%	1.65%	1.66%	1.65%	1.66%
Net investment loss	(0.97)%	(0.71)%	(0.39)%	(0.36)%	(0.29)%
Portfolio turnover rate	9%	19%	7%	11%	8%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

97  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Growth Fund—Class N
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018		Year Ended September 30, 2017
Net asset value, beginning of the period	$22.26	$17.17	$17.15	$14.97		$12.73

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.02	0.07	0.11	0.12		0.11
Net realized and unrealized gain (loss)	4.49	5.53	0.76	2.44		2.32

Total from Investment Operations	4.51	5.60	0.87	2.56		2.43

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	(0.11)	(0.11)	(0.09)		(0.08)
Net realized capital gains	(0.99)	(0.40)	(0.74)	(0.29)		(0.11)

Total Distributions	(1.04)	(0.51)	(0.85)	(0.38)		(0.19)

Net asset value, end of the period	$25.73	$22.26	$17.17	$17.15		$14.97

Total return	20.80%	33.26%	6.14%	17.40	%(b)	19.39	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$806,186	$579,571	$442,787	$1,001,688		$341,160
Net expenses	0.56%	0.57%	0.56%	0.57	%(c)	0.57	%(c)
Gross expenses	0.56%	0.57%	0.56%	0.58%		0.58%
Net investment income	0.09%	0.38%	0.69%	0.73%		0.80%
Portfolio turnover rate	9%	19%	7%	11%		8%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  98

Financial Highlights (continued)

For a share outstanding throughout each period.

	Growth Fund—Class Y
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$22.26	$17.17	$17.14	$14.97	$12.73

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.01	0.05	0.10	0.10	0.09
Net realized and unrealized gain (loss)	4.48	5.53	0.77	2.44	2.33

Total from Investment Operations	4.49	5.58	0.87	2.54	2.42

LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)	(0.09)	(0.10)	(0.08)	(0.07)
Net realized capital gains	(0.99)	(0.40)	(0.74)	(0.29)	(0.11)

Total Distributions	(1.02)	(0.49)	(0.84)	(0.37)	(0.18)

Net asset value, end of the period	$25.73	$22.26	$17.17	$17.14	$14.97

Total return	20.72%	33.15%	6.09%	17.25%	19.31%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$11,094,922	$9,313,775	$7,017,707	$6,620,996	$5,749,576
Net expenses	0.64%	0.65%	0.66%	0.65%	0.66%
Gross expenses	0.64%	0.65%	0.66%	0.65%	0.66%
Net investment income	0.02%	0.27%	0.60%	0.64%	0.69%
Portfolio turnover rate	9%	19%	7%	11%	8%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

99  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class A
	Year Ended September 30, 2021		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$10.99		$10.51	$9.97	$10.29	$10.52

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11		0.19	0.25	0.22	0.17
Net realized and unrealized gain (loss)	(0.11)		0.54	0.55	(0.31)	(0.12)

Total from Investment Operations	(0.00	)(b)	0.73	0.80	(0.09)	0.05

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)		(0.20)	(0.26)	(0.23)	(0.20)
Net realized capital gains	(0.29)		(0.05)	—	—	(0.08)

Total Distributions	(0.41)		(0.25)	(0.26)	(0.23)	(0.28)

Net asset value, end of the period	$10.58		$10.99	$10.51	$9.97	$10.29

Total return(c)(d)	(0.06)%		7.06%	8.11%	(0.85)%	0.44%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$20,942		$19,962	$21,415	$19,149	$21,828
Net expenses(e)	0.65%		0.65%	0.65%	0.65%	0.65%
Gross expenses	0.70%		0.72%	0.72%	0.70%	0.72%
Net investment income	1.03%		1.78%	2.42%	2.17%	1.69%
Portfolio turnover rate	100%		123%	135%	152%	216%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  100

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class C
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$11.02	$10.54	$10.00	$10.30	$10.53

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.03	0.11	0.17	0.13	0.10
Net realized and unrealized gain (loss)	(0.11)	0.54	0.55	(0.31)	(0.13)

Total from Investment Operations	(0.08)	0.65	0.72	(0.18)	(0.03)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)	(0.12)	(0.18)	(0.12)	(0.12)
Net realized capital gains	(0.29)	(0.05)	—	—	(0.08)

Total Distributions	(0.32)	(0.17)	(0.18)	(0.12)	(0.20)

Net asset value, end of the period	$10.62	$11.02	$10.54	$10.00	$10.30

Total return(b)(c)	(0.76)%	6.27%	7.28%	(1.71)%	(0.29)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$315	$668	$467	$2	$3,225
Net expenses(d)	1.40%	1.40%	1.40%	1.40%	1.40%
Gross expenses	1.45%	1.46%	1.48%	1.45%	1.48%
Net investment income	0.30%	1.00%	1.64%	1.31%	0.95%
Portfolio turnover rate	100%	123%	135%	152%	216%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

101  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class N
	Year Ended September 30, 2021	Year Ended September 30, 2020	Period Ended September 30, 2019*
Net asset value, beginning of the period	$10.98	$10.50	$10.07

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.14	0.22	0.17
Net realized and unrealized gain (loss)	(0.11)	0.54	0.45

Total from Investment Operations	0.03	0.76	0.62

LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)	(0.23)	(0.19)
Net realized capital gains	(0.29)	(0.05)	—

Total Distributions	(0.44)	(0.28)	(0.19)

Net asset value, end of the period	$10.57	$10.98	$10.50

Total return(b)	0.25%	7.39%	6.19	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$20,094	$3,307	$3,546
Net expenses(d)	0.35%	0.35%	0.35	%(e)
Gross expenses	0.38%	0.43%	0.42	%(e)
Net investment income	1.32%	2.09%	2.54	%(e)
Portfolio turnover rate	100%	123%	135	%(f)

*	From commencement of Class operations on February 1, 2019 through September 30, 2019.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Represents the Fund’s portfolio turnover rate for year ended September 30, 2019.

See accompanying notes to financial statements.

|  102

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class Y
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$10.99	$10.51	$9.97	$10.29	$10.52

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.14	0.21	0.27	0.25	0.20
Net realized and unrealized gain (loss)	(0.11)	0.54	0.55	(0.31)	(0.13)

Total from Investment Operations	0.03	0.75	0.82	(0.06)	0.07

LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)	(0.22)	(0.28)	(0.26)	(0.22)
Net realized capital gains	(0.29)	(0.05)	—	—	(0.08)

Total Distributions	(0.44)	(0.27)	(0.28)	(0.26)	(0.30)

Net asset value, end of the period	$10.58	$10.99	$10.51	$9.97	$10.29

Total return(b)	0.20%	7.33%	8.38%	(0.60)%	0.69%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$340,326	$293,577	$215,752	$148,119	$154,668
Net expenses(c)	0.40%	0.40%	0.40%	0.40%	0.40%
Gross expenses	0.45%	0.47%	0.48%	0.45%	0.47%
Net investment income	1.28%	2.01%	2.67%	2.43%	1.93%
Portfolio turnover rate	100%	123%	135%	152%	216%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

103  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class A
	Year Ended September 30, 2021		Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$11.54		$11.34		$11.09		$11.32	$11.51

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.04		0.11		0.15		0.11	0.08
Net realized and unrealized gain (loss)	(0.11)		0.25		0.34		(0.13)	(0.09)

Total from Investment Operations	(0.07)		0.36		0.49		(0.02)	(0.01)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)		(0.16)		(0.24)		(0.21)	(0.18)

Net asset value, end of the period	$11.40		$11.54		$11.34		$11.09	$11.32

Total return(b)	(0.58	)%(c)	3.19%		4.42%		(0.17)%	(0.04)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$287,244		$296,217		$308,186		$328,475	$336,227
Net expenses	0.73	%(d)(e)(f)	0.78	%(g)	0.80%		0.80%	0.80%
Gross expenses	0.73	%(e)	0.78%		0.80%		0.80%	0.80%
Net investment income	0.36%		0.93%		1.31%		1.02%	0.67%
Portfolio turnover rate	247%		319	%(h)	527	%(h)	157%	126%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes refund of prior year service fee of 0.01%. See Note 6b of Notes to Financial Statements.
(f)	Effective July 1, 2021, the expense limit decreased from 0.75% to 0.70%. See Note 6 of Notes to Financial Statements.
(g)	Effective July 1, 2020, the expense limit decreased from 0.80% to 0.75%.
(h)	The variation in the Fund’s turnover rate from 2018 to 2020 is due to changes in volume of U.S. Treasury securities related to certain trading strategies.

See accompanying notes to financial statements.

|  104

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class C
	Year Ended September 30, 2021		Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$11.54		$11.35		$11.10		$11.33	$11.52

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.05)		0.02		0.06		0.03	(0.01)
Net realized and unrealized gain (loss)	(0.11)		0.24		0.34		(0.13)	(0.08)

Total from Investment Operations	(0.16)		0.26		0.40		(0.10)	(0.09)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(b)	(0.07)		(0.15)		(0.13)	(0.10)

Net asset value, end of the period	$11.38		$11.54		$11.35		$11.10	$11.33

Total return(c)	(1.35	)%(d)	2.34%		3.64%		(0.91)%	(0.79)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$24,922		$19,628		$22,142		$23,341	$43,319
Net expenses	1.48	%(e)(f)	1.53	%(g)	1.55%		1.55%	1.55%
Gross expenses	1.49%		1.53%		1.55%		1.55%	1.55%
Net investment income (loss)	(0.40)%		0.18%		0.57%		0.24%	(0.09)%
Portfolio turnover rate	247%		319	%(h)	527	%(h)	157%	126%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2021, the expense limit decreased from 1.50% to 1.45%. See Note 6 of Notes to Financial Statements.
(g)	Effective July 1, 2020, the expense limit decreased from 1.55% to 1.50%.
(h)	The variation in the Fund’s turnover rate from 2018 to 2020 is due to changes in volume of U.S. Treasury securities related to certain trading strategies.

See accompanying notes to financial statements.

105  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class N
	Year Ended September 30, 2021		Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018	Period Ended September 30, 2017*
Net asset value, beginning of the period	$11.57		$11.37		$11.12		$11.36	$11.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.08		0.14		0.19		0.15	0.05
Net realized and unrealized gain (loss)	(0.11)		0.26		0.33		(0.14)	0.08	(b)

Total from Investment Operations	(0.03)		0.40		0.52		0.01	0.13

LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)		(0.20)		(0.27)		(0.25)	(0.16)

Net asset value, end of the period	$11.43		$11.57		$11.37		$11.12	$11.36

Total return(c)	(0.25)%		3.53%		4.77%		0.09%	1.12	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$12,972		$11,035		$5,272		$3,176	$1,900
Net expenses(e)	0.40	%(f)	0.45	%(g)	0.46%		0.46%	0.47	%(h)
Gross expenses	0.41%		0.46%		0.48%		0.48%	0.50	%(h)
Net investment income	0.68%		1.20%		1.65%		1.37%	0.64	%(h)
Portfolio turnover rate	247%		319	%(i)	527	%(i)	157%	126	%(j)

*	From commencement of Class operations on February 1, 2017 through September 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2021, the expense limit decreased from 0.45% to 0.40%. See Note 6 of Notes to Financial Statements.
(g)	Effective July 1, 2020, the expense limit decreased from 0.50% to 0.45%.
(h)	Computed on an annualized basis for periods less than one year.
(i)	The variation in the Fund’s turnover rate from 2018 to 2020 is due to changes in volume of U.S. Treasury securities related to certain trading strategies.
(j)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

See accompanying notes to financial statements.

|  106

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class Y
	Year Ended September 30, 2021		Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of the period	$11.57		$11.38		$11.13		$11.36	$11.55

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.07		0.13		0.17		0.14	0.11
Net realized and unrealized gain (loss)	(0.11)		0.25		0.34		(0.13)	(0.09)

Total from Investment Operations	(0.04)		0.38		0.51		0.01	0.02

LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)		(0.19)		(0.26)		(0.24)	(0.21)

Net asset value, end of the period	$11.43		$11.57		$11.38		$11.13	$11.36

Total return	(0.33	)%(b)	3.35%		4.67%		0.09%	0.22%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$707,904		$691,616		$457,248		$366,847	$360,322
Net expenses	0.48	%(c)(d)	0.53	%(e)	0.55%		0.55%	0.55%
Gross expenses	0.49%		0.53%		0.55%		0.55%	0.55%
Net investment income	0.61%		1.11%		1.55%		1.26%	0.92%
Portfolio turnover rate	247%		319	%(f)	527	%(f)	157%	126%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2021, the expense limit decreased from 0.50% to 0.45%. See Note 6 of Notes to Financial Statements.
(e)	Effective July 1, 2020, the expense limit decreased from 0.55% to 0.50%.
(f)	The variation in the Fund’s turnover rate from 2018 to 2020 is due to changes in volume of U.S. Treasury securities related to certain trading strategies.

See accompanying notes to financial statements.

107  |

Notes to Financial Statements

September 30, 2021

1.  Organization.  Natixis Funds Trust I, Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Loomis Sayles Core Plus Bond Fund (the “Core Plus Bond Fund”)

Loomis Sayles Funds I:

Loomis Sayles Intermediate Duration Bond Fund (the “Intermediate Duration Bond Fund”)

Loomis Sayles Funds II:

Loomis Sayles Credit Income Fund (the “Credit Income Fund”)

Loomis Sayles Global Allocation Fund (the “Global Allocation Fund”)

Loomis Sayles Growth Fund (the “Growth Fund”)

Loomis Sayles Limited Term Government and Agency Fund (the “Limited Term Government and Agency Fund”)

Each Fund is a diversified investment company.

Each Fund, except Growth Fund, offers Class A, Class C, Class N and Class Y shares. Growth Fund was closed to new investors effective April 28, 2017. Growth Fund offers Class A, Class C, Class N, and Class Y shares to defined contribution and defined benefit plans, clients of registered investment advisers and registered representatives trading through intermediary programs/platforms on which the Fund is already available and existing shareholders.

Class A shares are sold with a maximum front-end sales charge of 4.25% for Core Plus Bond Fund, Credit Income Fund and Intermediate Duration Bond Fund, 5.75% for Global Allocation Fund and Growth Fund, and 2.25% for Limited Term Government and Agency Fund. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares) (prior to May 1, 2021, Class C shares automatically converted to Class A shares after ten years) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust and Natixis ETF Trust II (“Natixis ETF Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C), and transfer agent fees are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Senior loans and collateralized loan obligations are valued at bid prices

|  108

Notes to Financial Statements (continued)

September 30, 2021

supplied by an independent pricing service, if available. Short sales of debt securities are valued based on an evaluated ask price furnished to the Funds by an independent pricing service. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans and collateralized loan obligations where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

As of September 30, 2021, securities held by the Funds were fair valued as follows:

Fund	Equity securities[1]	Percentage of Net Assets	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
Core Plus Bond Fund	$—	—	$—	—	$1,001,922	Less than 0.1%
Credit Income Fund	—	—	282,692	1.1%	—	—
Global Allocation Fund	558,851,192	11.5%	8,767,057	0.2%	—	—
Intermediate Duration Bond Fund	—	—	—	—	531	Less than 0.1%
Limited Term Government and Agency Fund	—	—	—	—	4,629,151	0.4%

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Loan consent fees, upfront origination fees and/or amendment fees are recorded when received and included in interest income on the Statements of Operations. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment

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income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Short Sales.  A short sale is a transaction in which a Fund sells a security it does not own, usually in anticipation of a decline in the fair market value of the security. When closing out a short position, a Fund will have to purchase the security it originally sold short. The value of short sales is reflected as a liability in the Statements of Assets and Liabilities and is marked-to-market daily. A Fund will realize a profit from closing out a short position if the price of the security sold short has declined since the short position was opened; a Fund will realize a loss from closing out a short position if the value of the shorted security has risen since the short position was opened. Because there is no upper limit on the price to which a security can rise, short selling exposes a Fund to potentially unlimited losses. The Funds intend to cover their short sale transactions by segregating or earmarking liquid assets, such that the segregated/earmarked amount, equals the current market value of the securities underlying the short sale.

For the year ended September 30, 2021, Core Plus Bond Fund engaged in short sales.

d.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

For the year ended September 30, 2021, the amount of income available to be distributed has been reduced by the following amounts as a result of losses arising from changes in exchange rates:

Core Plus Bond Fund	$9,809,979
Global Allocation Fund	9,233,847

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

e.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts. Forward foreign currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

f.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position

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increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Daily fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as a receivable (payable) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

g.  When-Issued and Delayed Delivery Transactions.  The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

h.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2021 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts that have been or are expected to be reclaimed and paid. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or are expected to be filed and paid are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

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In certain countries across the European Union, certain Funds filed tax reclaims for previously withheld taxes on dividends earned in certain countries (EU reclaims) and may continue to make such filings when it is determined to be in the best interest of the Funds and their shareholders. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. EU reclaims are recognized by a Fund when deemed more likely than not to be collected, and are reflected as a reduction of foreign taxes withheld in the Statements of Operations. Any related receivable is reflected as tax reclaims receivable in the Statements of Assets and Liabilities.

i.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses, convertible bond adjustments, defaulted and/or non-income producing securities, distribution re-designations, contingent payment debt instruments, return of capital distributions received, net operating losses, redemptions in-kind, treasury inflation-protected bonds, premium amortization and paydown gains and losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, forward foreign currency contract mark-to-market, wash sales, premium amortization, trust preferred securities, futures contract mark-to-market, return of capital distributions received and dividends payable. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2021 and 2020 was as follows:

	2021 Distributions			2020 Distributions
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Core Plus Bond Fund	$363,707,896	$35,563,095	$399,270,991	$193,309,459	$—	$193,309,459
Credit Income Fund	779,271	—	779,271	—	—	—
Global Allocation Fund	26,444,526	229,409,750	255,854,276	18,191,927	73,767,977	91,959,904
Growth Fund	24,536,652	508,298,281	532,834,933	44,589,045	207,940,673	252,529,718
Intermediate Duration Bond Fund	12,774,431	1,137,809	13,912,240	6,686,899	27,607	6,714,506
Limited Term Government and Agency Fund	8,302,317	—	8,302,317	13,057,788	—	13,057,788

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

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As of September 30, 2021, the components of distributable earnings on a tax basis were as follows:

	Core Plus Bond Fund	Credit Income Fund	Global Allocation Fund	Growth Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
Undistributed ordinary income	$1,853,128	$61,261	$17,822,376	$38,619,525	$684,715	$527,209
Undistributed long-term capital gains	17,404,702	—	331,575,389	626,991,994	1,181,959	—

Total undistributed earnings	19,257,830	61,261	349,397,765	665,611,519	1,866,674	527,209

Capital loss carryforward:
Short-term:
No expiration date	—	—	—	—	—	(183,761)
Long-term:
No expiration date	—	—	—	—	—	(28,753,709)

Total capital loss carryforward	—	—	—	—	—	(28,937,470)

Unrealized appreciation	109,607,278	466,992	1,064,731,300	6,566,894,325	1,319,190	1,454,948

Total accumulated earnings (losses)	$128,865,108	$528,253	$1,414,129,065	$7,232,505,844	$3,185,864	$(26,955,313)

Capital loss carryforward utilized in the current year	$—	$—	$—	$—	$—	$1,601,626

As of September 30, 2021, unrealized appreciation (depreciation) as a component of distributable earnings was approximately as follows:

	Core Plus Bond Fund	Credit Income Fund	Global Allocation Fund	Growth Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
Unrealized appreciation (depreciation) Investments	$119,996,463	$466,992	$1,069,206,190	$6,566,902,714	$1,319,190	$1,454,948
Foreign currency translations	(10,389,185)	—	(4,474,890)	(8,389)	—	—

Total unrealized appreciation	$109,607,278	$466,992	$1,064,731,300	$6,566,894,325	$1,319,190	$1,454,948

As of September 30, 2021, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Core Plus Bond Fund	Credit Income Fund	Global Allocation Fund	Growth Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
Federal tax cost	$9,421,782,953	$24,724,168	$3,788,579,816	$7,192,401,216	$385,528,414	$1,030,474,032

Gross tax appreciation	$195,686,915	$668,426	$1,123,111,729	$6,704,831,604	$4,080,617	$8,474,375
Gross tax depreciation	(86,010,959)	(201,434)	(55,790,094)	(137,928,890)	(2,761,427)	(7,019,427)

Net tax appreciation	$109,675,956	$466,992	$1,067,321,635	$6,566,902,714	$1,319,190	$1,454,948

The difference between these amounts and those reported in the preceding table, if any, are primarily attributable to capital gains taxes and foreign exchange gains or losses.

j.  Senior Loans.  Each Fund may invest in senior loans to corporate, governmental or other borrowers. Senior loans, which include both secured and unsecured loans made by banks and other financial institutions to corporate customers, typically hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. Senior Loans can include term loans, revolving credit facility loans and second lien loans. A senior loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the senior loan, as specified in the loan agreement. Large loans may be shared or syndicated among several lenders. A Fund may enter into the primary syndicate for a loan or it may also purchase all or a portion of loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. The settlement period for senior loans is uncertain as there is no standardized settlement schedule

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applicable to such investments. Senior loans outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

k.  Collateralized Loan Obligations.  Each Fund may invest in collateralized loan obligations (“CLOs”). A CLO is a type of asset-backed security designed to redirect the cash flows from a pool of leveraged loans to investors based on their risk preferences. Cash flows from a CLO are split into two or more portions, called tranches, varying in risk and yield. The risk of an investment in a CLO depends largely on the type of the collateralized securities and the class of the instrument in which the Fund invests. The intent of the Funds when investing in CLOs is to purchase only higher level, investment grade level select tranches. CLOs outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

l.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2021, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

m.  Due to/from Brokers.  Transactions and positions in certain futures, forward foreign currency contracts and delayed delivery commitments are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due from brokers balance in the Statements of Assets and Liabilities for Core Plus Bond Fund represents cash pledged as collateral for delayed delivery securities. The due from brokers balance in the Statements of Assets and Liabilities for Global Allocation Fund represents cash pledged as collateral for forward foreign currency contracts and as initial margin for futures contracts. The due from brokers balance in the Statements of Assets and Liabilities for Intermediate Duration Bond Fund represents cash pledged as initial margin for futures contracts. The due to brokers balance in the Statements of Assets and Liabilities for Global Allocation Fund represents cash received as collateral for forward foreign currency contracts. In certain circumstances a Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

n.  Securities Lending.  Each Fund, except Credit Income Fund, has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2021, none of the Funds had loaned securities under this agreement.

o.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

p.  New Accounting Pronouncement.  In January 2021, the Financial Accounting Standards Board issued Accounting Standard Update 2021-01, Reference Rate Reform (Topic 848) (“ASU 2021-01”). ASU 2021-01 is an update of ASU 2020-04, which was issued in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of the London Interbank Offered Rate (“LIBOR”), expected to occur no later than June 30, 2023. Regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides temporary guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. ASU 2020-04 amendments

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offer optional expedients for contract modifications that would allow an entity to account for such modifications by prospectively adjusting the effective interest rate, instead of evaluating each contract, in accordance with existing accounting standards, as to whether reference rate modifications constitute the establishment of new contracts or the continuation of existing contracts. ASU 2021-01 clarifies that provisions in Topic 848, if elected by an entity, apply to derivative instruments that use an interest rate for margining, discounting, or contract price alignment that is modified as a result of reference rate reform. The amendments are currently effective and an entity may elect to apply its provisions as of any date from the beginning of an interim period that includes or is subsequent to March 12, 2020. Management expects to apply the optional expedients when appropriate.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. The Funds’ adviser may use internally developed models to validate broker-dealer bid prices that are only available from a single broker or market maker. Such securities are considered and classified as fair valued. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2021, at value:

Core Plus Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Collateralized Mortgage Obligations	$—	$14,461,109	$1,001,922	(b)	$15,463,031
All Other Non-Convertible Bonds(a)	—	8,078,181,424	—		8,078,181,424

Total Non-Convertible Bonds	—	8,092,642,533	1,001,922		8,093,644,455

Municipals(a)	—	14,837,710	—		14,837,710

Total Bonds and Notes	—	8,107,480,243	1,001,922		8,108,482,165

Senior Loans(a)	—	452,424,697	—		452,424,697
Short-Term Investments	—	970,552,047	—		970,552,047

Total	$—	$9,530,456,987	$1,001,922		$9,531,458,909

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.

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Credit Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$23,104,104	$—	$23,104,104
Collateralized Loan Obligations	—	751,332	—	751,332
Preferred Stocks
Banking	262,921	—	—	262,921
Food & Beverage	—	165,449	—	165,449
Wireless	—	282,692	—	282,692

Total Preferred Stocks	262,921	448,141	—	711,062

Short-Term Investments	—	624,662	—	624,662

Total Investments	262,921	24,928,239	—	25,191,160

Futures Contracts (unrealized appreciation)	35,718	—	—	35,718

Total	$298,639	$24,928,239	$—	$25,226,878

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Global Allocation Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
France	$—	$38,033,194	$—	$38,033,194
Hong Kong	—	33,342,052	—	33,342,052
India	—	57,516,834	—	57,516,834
Japan	—	62,870,911	—	62,870,911
Netherlands	—	171,573,864	—	171,573,864
Sweden	—	56,603,634	—	56,603,634
Taiwan	—	105,726,810	—	105,726,810
United Kingdom	129,717,902	33,183,893	—	162,901,795
All Other Common Stocks(a)	2,643,302,915	—	—	2,643,302,915

Total Common Stocks	2,773,020,817	558,851,192	—	3,331,872,009

Bonds and Notes(a)	—	1,474,992,800	—	1,474,992,800
Senior Loans(a)	—	1,932,985	—	1,932,985
Preferred Stocks(a)	1,930,072	—	—	1,930,072
Short-Term Investments	—	45,159,597	—	45,159,597

Total Investments	2,774,950,889	2,080,936,574	—	4,855,887,463

Forward Foreign Currency Contracts (unrealized appreciation)	—	962,249	—	962,249
Futures Contracts (unrealized appreciation)	668,147	—	—	668,147

Total	$2,775,619,036	$2,081,898,823	$—	$4,857,517,859

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(5,685,114)	$—	$(5,685,114)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

|  116

Notes to Financial Statements (continued)

September 30, 2021

Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$13,628,452,696	$—	$—	$13,628,452,696
Short-Term Investments	—	130,851,234	—	130,851,234

Total	$13,628,452,696	$130,851,234	$—	$13,759,303,930

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Intermediate Duration Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
ABS Other	$—	$4,704,329	$564,912	(b)	$5,269,241
Collateralized Mortgage Obligations	—	4,997,129	531	(c)	4,997,660
All Other Bonds and Notes(a)	—	354,719,986	—		354,719,986

Total Bonds and Notes	—	364,421,444	565,443		364,986,887

Short-Term Investments	—	21,860,717	—		21,860,717

Total Investments	—	386,282,161	565,443		386,847,604

Futures Contracts (unrealized appreciation)	122,751	—	—		122,751

Total	$122,751	$386,282,161	$565,443		$386,970,355

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Futures Contracts (unrealized depreciation)	$(119,528)	$—	$—		$(119,528)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.
(c)	Fair valued by the Fund’s adviser.

Limited Term Government and Agency Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Collateralized Mortgage Obligations	$—	$140,149,752	$4,629,151	(b)	$144,778,903
All Other Bonds and Notes(a)	—	846,005,956	—		846,005,956

Total Bonds and Notes	—	986,155,708	4,629,151		990,784,859

Short-Term Investments	—	41,144,121	—		41,144,121

Total	$—	$1,027,299,829	$4,629,151		$1,031,928,980

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.

117  |

Notes to Financial Statements (continued)

September 30, 2021

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2020 and/or September 30, 2021:

Core Plus Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2020		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2021	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2021
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$27,065		$—	$—	$—	$—	$—	$—	$(27,065)	$—	$—
Collateralized Mortgage Obligations	2,280,311		—	(79,147)	59,110	7,083	(4,521,397)	3,255,962	—	1,001,922	36,575
Common Stocks
Oil, Gas & Consumable Fuels	—	(a)	—	(429,948)	429,948	—	—	—	—	—	—

Total	$2,307,376		$—	$(509,095)	$489,058	$7,083	$(4,521,397)	$3,255,962	$(27,065)	$1,001,922	$36,575

(a)	Includes a security fair valued at zero by the Fund’s adviser using Level 3 Inputs.

A debt security valued at $27,065 was transferred from Level 3 to Level 2 during the period ended September 30, 2021. At September 30, 2020, this security was valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service did not provide a reliable price for the security. At September 30, 2021, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

A debt security valued at $3,255,962 was transferred from Level 2 to Level 3 during the period ended September 30, 2021. At September 30, 2020, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2021, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

Global Allocation Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2020		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2021	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2021
Preferred Stocks
United States	$—	(a)	$—	$(457,096)	$457,096	$—	$—	$—	$—	$—	$—

(a)	Includes securities fair valued at zero by the Fund’s adviser using Level 3 Inputs.

|  118

Notes to Financial Statements (continued)

September 30, 2021

Intermediate Duration Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2020	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2021	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2021
Bonds and Notes
ABS Home Equity	$3,643	$—	$—	$—	$—	$—	$—	$(3,643)	$—	$—
ABS Other	—	—	—	(14)	564,926	—	—	—	564,912	(14)
Collateralized Mortgage Obligations	4,042	—	(41)	38	—	(3,508)	—	—	531	1

Total	$7,685	$—	$(41)	$24	$564,926	$(3,508)	$—	$(3,643)	$565,443	$(13)

A debt security valued at $3,643 was transferred from Level 3 to Level 2 during the period ended September 30, 2021. At September 30, 2020, this security was valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service did not provide a reliable price for the security. At September 30, 2021, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Limited Term Government and Agency Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2020	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2021	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2021
Bonds and Notes
Collateralized Mortgage Obligations	$2,501,798	$—	$(76,513)	$(74,902)	$474	$(2,607,532)	$4,885,826	$—	$4,629,151	$(90,208)

Debt securities valued at $4,885,826 were transferred from Level 2 to Level 3 during the period ended September 30, 2021. At September 30, 2020, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2021, these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the securities.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Credit Income Fund, Global Allocation Fund and Intermediate Duration Bond Fund used during the period include forward foreign currency contracts and futures contracts.

Credit Income Fund, Global Allocation Fund and Intermediate Duration Bond Fund are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed income securities. The Funds will be subject to increased interest rate risk to the extent that they invest in fixed income securities with longer maturities or durations, as compared to investing in fixed income securities with shorter maturities or durations. The Funds may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. The Funds may also use futures contracts to gain investment exposure. During the year ended September 30, 2021, Credit Income Fund, Global Allocation Fund and Intermediate Duration Bond Fund each used futures contracts to manage duration.

119  |

Notes to Financial Statements (continued)

September 30, 2021

Global Allocation Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. During the year ended September 30, 2021, Global Allocation Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies.

The following is a summary of derivative instruments for Credit Income Fund as of September 30, 2021, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on futures contracts[1]
Exchange-traded asset derivatives
Interest rate contracts	$35,718

[1]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Credit Income Fund during the year ended September 30, 2021, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$(35,988)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$35,718

The following is a summary of derivative instruments for Global Allocation Fund as of September 30, 2021, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts[1]
Over-the-counter asset derivatives
Foreign exchange contracts	$962,249	$—

Exchange-traded asset derivatives
Interest rate contracts	—	668,147

Total asset derivatives	$962,249	$668,147

Liabilities	Unrealized depreciation on forward foreign currency contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(5,685,114)

[1]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

|  120

Notes to Financial Statements (continued)

September 30, 2021

Transactions in derivative instruments for Global Allocation Fund during the year ended September 30, 2021, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Forward foreign currency contracts	Futures contracts
Interest rate contracts	$—	$(617,791)
Foreign exchange contracts	(10,850,551)	—

Total	$(10,850,551)	$(617,791)

Net Change in Unrealized Appreciation (Depreciation) on:	Forward foreign currency contracts	Futures contracts
Interest rate contracts	$—	$640,419
Foreign exchange contracts	(6,734,696)	—

Total	$(6,734,696)	$640,419

The following is a summary of derivative instruments for Intermediate Duration Bond Fund as of September 30, 2021, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on futures contracts[1]
Exchange-traded asset derivatives
Interest rate contracts	$122,751

Liabilities	Unrealized depreciation on futures contracts[1]
Exchange-traded liability derivatives
Interest rate contracts	$(119,528)

[1]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Intermediate Duration Bond Fund during the year ended September 30, 2021, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$(121,824)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$(9,936)

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

121  |

Notes to Financial Statements (continued)

September 30, 2021

The volume of forward foreign currency contract and futures contract activity, as a percentage of net assets for Credit Income Fund, Global Allocation Fund and Intermediate Duration Bond Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2021:

Credit Income Fund		Futures
Average Notional Amount Outstanding		3.11%
Highest Notional Amount Outstanding		10.20%
Lowest Notional Amount Outstanding		0.00%
Notional Amount Outstanding as of September 30, 2021		9.31%

Global Allocation Fund	Forwards	Futures
Average Notional Amount Outstanding	11.44%	0.35%
Highest Notional Amount Outstanding	12.10%	0.73%
Lowest Notional Amount Outstanding	10.98%	0.13%
Notional Amount Outstanding as of September 30, 2021	11.39%	0.71%

Intermediate Duration Bond Fund		Futures
Average Notional Amount Outstanding		6.96%
Highest Notional Amount Outstanding		7.78%
Lowest Notional Amount Outstanding		6.45%
Notional Amount Outstanding as of September 30, 2021		6.86%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards and futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forwards and futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

Over-the-counter derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of September 30, 2021, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Global Allocation Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$545,571	$(84,980)	$460,591	$(340,000)	$120,591
Citibank, N.A.	206,797	—	206,797	(206,797)	—
Credit Suisse International	63,416	(63,416)	—	—	—
Morgan Stanley Capital Services, Inc.	132,477	(132,477)	—	—	—
UBS AG	13,988	(13,988)	—	—	—

	$962,249	$(294,861)	$667,388	$(546,797)	$120,591

|  122

Notes to Financial Statements (continued)

September 30, 2021

Global Allocation Fund (continued)

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$(84,980)	$84,980	$—	$—	$—
Credit Suisse International	(1,455,112)	63,416	(1,391,696)	720,000	(671,696)
HSBC Bank USA	(395,609)	—	(395,609)	280,000	(115,609)
Morgan Stanley Capital Services, Inc.	(3,733,387)	132,477	(3,600,910)	3,070,238	(530,672)
UBS AG	(16,026)	13,988	(2,038)	—	(2,038)

	$(5,685,114)	$294,861	$(5,390,253)	$4,070,238	$(1,320,015)

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of September 30, 2021:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Credit Income Fund	$49,975	$49,975
Global Allocation Fund	6,134,783	1,222,887
Intermediate Duration Bond Fund	178,033	178,033

Net loss amount reflects cash received as collateral for Global Allocation Fund of $590,000, which is recorded on the Statements of Assets and Liabilities.

5.  Purchases and Sales of Securities.  For the year ended September 30, 2021, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Core Plus Bond Fund	$20,291,804,025	$20,573,833,094	$2,663,253,287	$2,209,505,691
Credit Income Fund	5,006,734	1,968,936	9,171,608	11,974,553
Global Allocation Fund	216,720,089	320,823,736	1,951,666,485	1,687,345,272
Growth Fund	—	—	1,093,709,010	1,225,021,327
Intermediate Duration Bond Fund	151,175,130	85,701,398	253,881,999	262,679,520
Limited Term Government and Agency Fund	2,444,459,052	2,377,207,451	30,265,463	23,520,661

123  |

Notes to Financial Statements (continued)

September 30, 2021

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, LLC, which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $400 million	Next $500 million	Next $1 billion	Next $2 billion	Over $4 billion
Core Plus Bond Fund	0.2000%	0.1875%	0.1875%	0.1875%	0.1500%	0.1500%
Credit Income Fund	0.4200%	0.4200%	0.4200%	0.4200%	0.4200%	0.4200%
Global Allocation Fund	0.7500%	0.7500%	0.7500%	0.7500%	0.7300%	0.7000%
Growth Fund	0.5000%	0.5000%	0.5000%	0.5000%	0.5000%	0.5000%
Intermediate Duration Bond Fund	0.2500%	0.2500%	0.2500%	0.2500%	0.2500%	0.2500%
Limited Term Government and Agency Fund	0.3250%	0.3250%	0.3000%	0.2500%	0.2500%	0.2500%

Prior to July 1, 2021, Global Allocation Fund and Limited Term Government and Agency Fund paid a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $500 million	Next $1.5 billion	Over $2 billion
Global Allocation Fund	0.7500%	0.7500%	0.7300%
Limited Term Government and Agency Fund	0.3250%	0.3000%	0.3000%

Natixis Advisors, LLC (“Natixis Advisors”) serves as the advisory administrator to Core Plus Bond Fund. Natixis Advisors is a wholly-owned subsidiary of Natixis Investment Managers, LLC. Under the terms of the advisory administration agreement, the Fund pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on its average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $1.9 billion	Over $2 billion
Core Plus Bond Fund	0.2000%	0.1875%	0.1500%

Management and advisory administration fees are presented in the Statements of Operations as management fees.

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2022, except for Limited Term Government and Agency Fund which is in effect until January 31, 2023, may be terminated before then only with the consent of the Funds’ Board of Trustees and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

|  124

Notes to Financial Statements (continued)

September 30, 2021

For the year ended September 30, 2021 the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Core Plus Bond Fund	0.75%	1.50%	0.45%	0.50%
Credit Income Fund	0.82%	1.57%	0.52%	0.57%
Global Allocation Fund	1.25%	2.00%	0.95%	1.00%
Growth Fund	1.25%	2.00%	0.95%	1.00%
Intermediate Duration Bond Fund	0.65%	1.40%	0.35%	0.40%
Limited Term Government and Agency Fund	0.70%	1.45%	0.40%	0.45%

Prior to July 1, 2021, the expense limits as a percentage of average daily net assets under the expense limitation agreement for Limited Term Government and Agency Fund were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Limited Term Government and Agency Fund	0.75%	1.50%	0.45%	0.50%

Loomis Sayles and Natixis Advisors have agreed to equally bear the waivers and/or expense reimbursements for Core Plus Bond Fund.

Loomis Sayles (and Natixis Advisors for Core Plus Bond Fund) shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below both (1) a class’ expense limitation ratio in place at the time such amounts were waived/reimbursed and (2) a class’ current applicable expense limitation ratio, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2021, the management fees and waivers of management fees for each Fund were as follows:

	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Core Plus Bond Fund	$14,804,843	$—	$14,804,843	0.16%	0.16%
Credit Income Fund	109,063	109,063	—	0.42%	—%
Global Allocation Fund	33,980,508	—	33,980,508	0.74%	0.74%
Growth Fund	65,539,656	—	65,539,656	0.50%	0.50%
Intermediate Duration Bond Fund	893,605	169,115	724,490	0.25%	0.20%
Limited Term Government and Agency Fund	3,243,640	—	3,243,640	0.31%	0.31%

For the year ended September 30, 2021, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Class A	Class C	Class N	Class Y	Total
Credit Income Fund	$2,582	$35	$—	$701	$3,318
Limited Term Government and Agency Fund	17,410	1,490	—	42,321	61,221

[1]	Waiver/expense reimbursements are subject to possible recovery until September 30, 2022.

In addition, Loomis Sayles reimbursed non-class specific expenses of Credit Income Fund in the amount of $35,465. Expense reimbursements are subject to possible recovery until September 30, 2022.

For the year ended September 30, 2021, the advisory administration fees for Core Plus Bond Fund were $14,804,843 (effective rate of 0.16% of average daily net assets).

No expenses were recovered for any of the Funds during the year ended September 30, 2021 under the terms of the expense limitation agreements.

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b.  Service and Distribution Fees.  Natixis Distribution, LLC (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis Investment Managers, LLC, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended September 30, 2021, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Core Plus Bond Fund	$1,737,291	$295,009	$885,027
Credit Income Fund	191	3	8
Global Allocation Fund	1,734,474	1,288,767	3,866,302
Growth Fund	4,188,567	332,219	996,656
Intermediate Duration Bond Fund	51,861	1,133	3,398
Limited Term Government and Agency Fund	722,768	57,697	173,090

For the year ended September 30, 2021, Natixis Distribution refunded Limited Term Government and Agency Fund $17,234 of prior year Class A service fees paid to Natixis Distribution in excess of amounts subsequently paid to securities dealers or financial intermediaries. Service and distribution fees on the Statements of Operations have been reduced by these amounts.

c.  Administrative Fees.   Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trusts and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2021, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Core Plus Bond Fund	$4,007,984
Credit Income Fund	11,116
Global Allocation Fund	1,972,813
Growth Fund	5,608,769
Intermediate Duration Bond Fund	152,980
Limited Term Government and Agency Fund	445,799

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to

|  126

Notes to Financial Statements (continued)

September 30, 2021

Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2021, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Core Plus Bond Fund	$5,273,250
Credit Income Fund	7
Global Allocation Fund	3,089,988
Growth Fund	8,279,948
Intermediate Duration Bond Fund	260,810
Limited Term Government and Agency Fund	568,606

As of September 30, 2021, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Core Plus Bond Fund	$64,591
Credit Income Fund	5
Global Allocation Fund	57,346
Growth Fund	98,926
Intermediate Duration Bond Fund	3,327
Limited Term Government and Agency Fund	13,868

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended September 30, 2021, were as follows:

Fund	Commissions
Core Plus Bond Fund	$52,059
Global Allocation Fund	198,188
Growth Fund	81,590
Limited Term Government and Agency Fund	79,062

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis Investment Managers, LLC or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $199,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral

127  |

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September 30, 2021

accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trusts.

g.   Affiliated Ownership.   As of September 30, 2021, the percentage of each Fund’s net assets owned by affiliates is as follows:

Core Plus Bond Fund	Percentage of Net Assets
Loomis Sayles Employees’ Profit Sharing Retirement Plan	0.10%

Credit Income Fund
Natixis and Affiliates	99.63%
Loomis Sayles Employees	0.04%

Global Allocation Fund
Loomis Sayles Employees’ Profit Sharing Retirement Plan	0.54%

Growth Fund
Loomis Sayles Employees’ Profit Sharing Retirement Plan	0.69%
Loomis Sayles Funded Pension Plan and Trust	0.08%

Intermediate Duration Bond Fund
Loomis Sayles Employees’ Profit Sharing Retirement Plan	0.81%

Limited Term Government and Agency Fund
Loomis Sayles Employees’ Profit Sharing Retirement Plan	0.19%
Loomis Sayles Distribution	0.12%
Natixis Sustainable Future 2015 Fund	0.05%
Natixis Sustainable Future 2020 Fund	0.04%
Natixis Sustainable Future 2025 Fund	0.06%
Natixis Sustainable Future 2030 Fund	0.07%
Natixis Sustainable Future 2035 Fund	0.05%
Natixis Sustainable Future 2040 Fund	0.02%
Natixis Sustainable Future 2045 Fund	0.02%

Investment activities of affiliated shareholders could have material impacts on the Funds.

h.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to Credit Income Fund, Intermediate Duration Bond Fund and Limited Term Government and Agency Fund to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through January 31, 2022 and is not subject to recovery under the expense limitation agreement described above.

For the year ended September 30, 2021, Natixis Advisors reimbursed the Funds for transfer agency expenses as follows:

Reimbursement of Transfer Agency Expenses
Fund	Class N
Credit Income Fund	$975
Intermediate Duration Bond Fund	1,047
Limited Term Government and Agency Fund	1,392

7.  Custodian Fees and Expenses.  State Street Bank, custodian to the Funds, has agreed to waive custodian fees and certain other expenses for the first 12 months of operations for Credit Income Fund. For the period ended September 30, 2021, total fees waived for the Fund were $19,346 (which are reflected in the Statements of Operations as part of waiver and/or expense reimbursement).

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September 30, 2021

8.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended September 30, 2021, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Core Plus Bond Fund	$584,734	$97,697	$10,006	$4,898,012
Credit Income Fund	2,583	35	975	701
Global Allocation Fund	513,456	381,942	3,514	2,280,097
Growth Fund	1,221,765	97,087	3,158	7,735,478
Intermediate Duration Bond Fund	16,461	359	1,047	252,867
Limited Term Government and Agency Fund	251,884	19,681	1,392	604,335

9.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $500,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $500,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees and/or miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 8, 2021, each Fund, except for Credit Income Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit.

For the year ended September 30, 2021, none of the Funds had borrowings under this agreement.

10.  Risk.  Global Allocation Fund’s investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Core Plus Bond Fund and Limited Term Government and Agency Fund’s investments in mortgage-related and asset-backed securities are subject to certain risks not associated with investments in other securities. Mortgage-related and asset-backed securities are subject to the risk that unexpected changes in interest rates will have a direct effect on expected maturity. A shortened maturity may result in the reinvestment of prepaid amounts in securities with lower yields than the original obligations. An extended maturity may result in a reduction of a security’s value.

Global markets have experienced periods of high volatility triggered by the Covid-19 pandemic. The impact of this pandemic and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Such effects could impair the Funds’ ability to maintain operational standards, disrupt the operations of the Funds’ service providers, adversely affect the value and liquidity of the Funds’ investments and negatively impact the Funds’ performance.

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September 30, 2021

11.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2021, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

	Number of 5% Account Holders	Percentage of Ownership
Growth Fund	2	18.61%
Intermediate Duration Bond Fund	3	63.08%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

12.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2021		Year Ended September 30, 2020
Core Plus Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	29,816,749	$411,705,864	17,898,810	$246,212,136
Issued in connection with the reinvestment of distributions	1,418,984	19,617,302	648,421	8,793,629
Redeemed	(20,094,174)	(276,883,383)	(16,819,374)	(227,319,033)

Net change	11,141,559	$154,439,783	1,727,857	$27,686,732

Class C
Issued from the sale of shares	1,270,632	$17,680,906	2,130,053	$29,237,104
Issued in connection with the reinvestment of distributions	267,935	3,719,298	119,932	1,623,298
Redeemed	(3,908,443)	(53,805,611)	(4,925,789)	(67,833,185)

Net change	(2,369,876)	$(32,405,407)	(2,675,804)	$(36,972,783)

Class N
Issued from the sale of shares	74,310,781	$1,036,339,256	84,014,957	$1,156,522,813
Issued in connection with the reinvestment of distributions	7,758,533	108,261,976	4,691,629	64,237,460
Redeemed	(83,980,462)	(1,169,430,230)	(62,741,955)	(854,510,574)
Redeemed in-kind (Note 13)	—	—	(32,463,709)	(456,764,389)

Net change	(1,911,148)	$(24,828,998)	(6,499,078)	$(90,514,690)

Class Y
Issued from the sale of shares	165,904,514	$2,311,069,290	190,014,284	$2,636,656,671
Issued in connection with the reinvestment of distributions	15,514,659	216,562,574	6,961,003	95,521,951
Redeemed	(118,855,676)	(1,651,141,438)	(96,927,942)	(1,324,095,811)
Redeemed in-kind (Note 13)	(77,281,925)	(1,057,989,549)	—	—

Net change	(14,718,428)	$(181,499,123)	100,047,345	$1,408,082,811

Increase (decrease) from capital share transactions	(7,857,893)	$(84,293,745)	92,600,320	$1,308,282,070

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September 30, 2021

12.  Capital Shares (continued).

	Year Ended September 30, 2021		Period Ended September 30, 2020(a)
Credit Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	8,583	$87,178	100	$1,000
Issued in connection with the reinvestment of distributions	215	2,194	—	—

Net change	8,798	$89,372	100	$1,000

Class C
Issued from the sale of shares	—	$—	100	$1,000
Issued in connection with the reinvestment of distributions	2	20	—	—

Net change	2	$20	100	$1,000

Class N
Issued from the sale of shares	—	$—	2,500,000	$25,000,000
Issued in connection with the reinvestment of distributions	70,365	717,264	—	—
Redeemed	(136,187)	(1,400,000)	—	—

Net change	(65,822)	$(682,736)	2,500,000	$25,000,000

Class Y
Issued from the sale of shares	1,992	$20,000	100	$1,000
Issued in connection with the reinvestment of distributions	63	641	—	—

Net change	2,055	$20,641	100	$1,000

Increase (decrease) from capital share transactions	(54,967)	$(572,703)	2,500,300	$25,003,000

(a)	From commencement of operations on September 29, 2020 through September 30, 2020.

	Year Ended September 30, 2021		Year Ended September 30, 2020
Global Allocation Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	6,524,893	$180,992,665	9,934,108	$244,510,222
Issued in connection with the reinvestment of distributions	920,421	24,308,308	408,536	10,037,738
Redeemed	(6,008,771)	(165,998,676)	(5,288,773)	(125,525,882)

Net change	1,436,543	$39,302,297	5,053,871	$129,022,078

Class C
Issued from the sale of shares	3,263,944	$88,556,205	5,429,302	$129,254,637
Issued in connection with the reinvestment of distributions	874,791	22,762,056	335,475	8,148,688
Redeemed	(5,108,914)	(139,833,825)	(7,501,444)	(180,254,496)

Net change	(970,179)	$(28,515,564)	(1,736,667)	$(42,851,171)

Class N
Issued from the sale of shares	2,841,756	$79,949,134	2,473,848	$60,506,193
Issued in connection with the reinvestment of distributions	538,052	14,290,673	229,737	5,672,201
Redeemed	(1,348,272)	(37,935,362)	(1,170,090)	(28,432,814)

Net change	2,031,536	$56,304,445	1,533,495	$37,745,580

Class Y
Issued from the sale of shares	28,068,845	$781,608,888	39,782,349	$960,786,370
Issued in connection with the reinvestment of distributions	5,159,028	137,075,378	1,901,677	46,971,422
Redeemed	(20,980,436)	(585,757,015)	(21,963,125)	(519,151,329)

Net change	12,247,437	$332,927,251	19,720,901	$488,606,463

Increase from capital share transactions	14,745,337	$400,018,429	24,571,600	$612,522,950

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Notes to Financial Statements (continued)

September 30, 2021

12.  Capital Shares (continued).

	Year Ended September 30, 2021		Year Ended September 30, 2020
Growth Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	14,830,602	$336,860,802	17,054,510	$295,932,287
Issued in connection with the reinvestment of distributions	2,584,797	55,159,560	1,535,788	26,261,967
Redeemed	(15,759,091)	(358,878,253)	(25,287,462)	(430,112,221)

Net change	1,656,308	$33,142,109	(6,697,164)	$(107,917,967)

Class C
Issued from the sale of shares	758,965	$15,406,250	1,233,665	$19,482,505
Issued in connection with the reinvestment of distributions	217,137	4,145,151	120,727	1,870,055
Redeemed	(1,887,469)	(38,343,784)	(2,748,722)	(44,108,509)

Net change	(911,367)	$(18,792,383)	(1,394,330)	$(22,755,949)

Class N
Issued from the sale of shares	9,306,755	$236,713,241	17,025,202	$315,167,287
Issued in connection with the reinvestment of distributions	791,041	18,170,220	728,950	13,354,361
Redeemed	(4,802,896)	(118,776,438)	(17,501,743)	(331,093,667)

Net change	5,294,900	$136,107,023	252,409	$(2,572,019)

Class Y
Issued from the sale of shares	103,087,646	$2,516,764,085	129,418,130	$2,410,503,407
Issued in connection with the reinvestment of distributions	14,341,619	329,570,400	8,337,704	152,830,107
Redeemed	(104,651,246)	(2,564,375,092)	(127,998,579)	(2,403,446,308)

Net change	12,778,019	$281,959,393	9,757,255	$159,887,206

Increase from capital share transactions	18,817,860	$432,416,142	1,918,170	$26,641,271

	Year Ended September 30, 2021		Year Ended September 30, 2020
Intermediate Duration Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	391,289	$4,178,504	324,729	$3,474,978
Issued in connection with the reinvestment of distributions	67,348	722,081	46,350	490,629
Redeemed	(295,471)	(3,162,591)	(592,250)	(6,368,788)

Net change	163,166	$1,737,994	(221,171)	$(2,403,181)

Class C
Issued from the sale of shares	33,975	$362,538	19,815	$211,443
Issued in connection with the reinvestment of distributions	1,594	17,157	773	8,198
Redeemed	(66,527)	(713,206)	(4,252)	(45,689)

Net change	(30,958)	$(333,511)	16,336	$173,952

Class N
Issued from the sale of shares	1,919,981	$20,990,656	8,686	$92,320
Issued in connection with the reinvestment of distributions	73,626	788,205	8,959	94,763
Redeemed	(393,996)	(4,192,408)	(54,098)	(585,173)

Net change	1,599,611	$17,586,453	(36,453)	$(398,090)

Class Y
Issued from the sale of shares	10,808,587	$115,946,231	12,426,531	$132,862,309
Issued in connection with the reinvestment of distributions	1,146,148	12,285,740	557,209	5,914,095
Redeemed	(6,495,177)	(69,613,933)	(6,797,325)	(71,873,949)

Net change	5,459,558	$58,618,038	6,186,415	$66,902,455

Increase from capital share transactions	7,191,377	$77,608,974	5,945,127	$64,275,136

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September 30, 2021

12.  Capital Shares (continued).

	Year Ended September 30, 2021		Year Ended September 30, 2020
Limited Term Government and Agency Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	4,147,975	$47,644,899	8,119,093	$93,051,564
Issued in connection with the reinvestment of distributions	142,329	1,632,849	294,326	3,364,566
Redeemed	(4,760,500)	(54,613,007)	(9,910,542)	(113,643,142)

Net change	(470,196)	$(5,335,259)	(1,497,123)	$(17,227,012)

Class C
Issued from the sale of shares	1,491,979	$17,130,682	1,390,000	$15,896,924
Issued in connection with the reinvestment of distributions	565	6,501	8,812	100,557
Redeemed	(1,003,816)	(11,516,279)	(1,649,132)	(18,865,977)

Net change	488,728	$5,620,904	(250,320)	$(2,868,496)

Class N
Issued from the sale of shares	647,112	$7,445,249	719,991	$8,232,916
Issued in connection with the reinvestment of distributions	9,104	104,691	12,962	148,889
Redeemed	(474,940)	(5,474,545)	(242,561)	(2,793,313)

Net change	181,276	$2,075,395	490,392	$5,588,492

Class Y
Issued from the sale of shares	31,129,058	$358,564,945	54,197,489	$624,437,973
Issued in connection with the reinvestment of distributions	418,562	4,816,720	574,408	6,596,941
Redeemed	(29,381,773)	(338,427,397)	(35,196,219)	(404,652,972)

Net change	2,165,847	$24,954,268	19,575,678	$226,381,942

Increase from capital share transactions	2,365,655	$27,315,308	18,318,627	$211,874,926

13.   Redemption In-Kind.   In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, the Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes and are re-classified from realized gain (loss) to paid-in-capital. Core Plus Bond Fund realized a gain of $31,368,945 on redemptions-in-kind during the year ended September 30, 2021. This amount is included in realized gain (loss) on the Statements of Operations.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds I, Loomis Sayles Funds II and Natixis Funds Trust I and Shareholders of Loomis Sayles Intermediate Duration Bond Fund, Loomis Sayles Global Allocation Fund, Loomis Sayles Growth Fund, Loomis Sayles Limited Term Government and Agency Fund, Loomis Sayles Credit Income Fund and Loomis Sayles Core Plus Bond Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles Intermediate Duration Bond Fund (one of the funds constituting Loomis Sayles Funds I), Loomis Sayles Global Allocation Fund, Loomis Sayles Growth Fund, Loomis Sayles Limited Term Government and Agency Fund and Loomis Sayles Credit Income Fund (four of the funds constituting Loomis Sayles Funds II), and Loomis Sayles Core Plus Bond Fund (the fund constituting Natixis Funds Trust I) (hereafter collectively referred to as the “Funds”) as of September 30, 2021, the related statements of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2021 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

November 22, 2021

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

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2021 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.   For the fiscal year ended September 30, 2021, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Credit Income Fund	2.31%
Global Allocation Fund	53.99%
Growth Fund	100.00%

Capital Gains Distributions.   Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2021, unless subsequently determined to be different.

Fund	Amount
Core Plus Bond Fund	$35,563,095
Global Allocation Fund	229,409,750
Growth Fund	508,298,281
Intermediate Duration Bond Fund	1,137,809

Qualified Dividend Income.   For the fiscal year ended September 30, 2021, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2021, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Credit Income Fund
Global Allocation Fund
Growth Fund

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Trustee and Officer Information

The tables below provide certain information regarding the Trustees and officers of Natixis Funds Trust I, Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the Trustees of the Trusts and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Edmond J. English (1953)	Trustee since 2013 Chairperson of the Governance Committee and Contract Review Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	54 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired	54 Director of Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of the Contract Review Committee	Retired	54 Director, Abt Associates Inc. (research and consulting); Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member and Governance Committee Member	President, University of Massachusetts	54 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Audit Committee Member and Governance Committee Member	Retired	54 Director, Sterling Bancorp (bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

James P. Palermo (1955)	Trustee since 2016 Audit Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	54 Director, FutureFuel.io (chemicals and biofuels)	Significant experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Chairperson of the Board of Trustees since January 2021 Trustee since 2009 Ex Officio member of the Audit Committee, Contract Review Committee and Governance Committee	Professor of Finance at Babson College	54 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member	Retired	54 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member and Governance Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)

54

Trustee, Eastern Bank (bank); Director, Apartment Investment and Management Company (real estate investment trust); formerly, Director, Ares Commercial Real Estate Corporation (real estate investment trust)

Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Audit Committee	Retired; formerly, Deputy Dean for Finance and Administration, Yale University School of Medicine	54 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer of Loomis Sayles Funds I since 2015	President, Chief Executive Officer and Chairman of the Board of Directors, Loomis, Sayles & Company, L.P.	54 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES – continued

David L. Giunta[4] (1965)

Trustee since 2011

President and Chief Executive Officer of Natixis Funds Trust I; Chief Executive Officer of Loomis Sayles Funds II since 2015; President of Loomis Sayles Funds II and Executive Vice President of Loomis Sayles Funds I since 2008

		President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC	54 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, LLC and Natixis Distribution, LLC

[1]	Each Trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The Trustees of the Trusts serve as Trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC.

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC

Natalie R. Wagner (1979)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer Chief Legal Officer	Since May 2021 Since July 2021	Formerly, Vice President, Head of Corporate Compliance, Global Atlantic Financial Group

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, LLC, Natixis Advisors, LLC or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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(b) Not Applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Martin T. Meehan, Ms. Maureen Mitchell, Mr. James Palermo, Mr. Peter Smail, and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	10/1/19- 9/30/20	10/1/20- 9/30/21	10/1/19- 9/30/20	10/1/20- 9/30/21	10/1/19- 9/30/20	10/1/20- 9/30/21	10/1/19- 9/30/20	10/1/20- 9/30/21
Loomis Sayles Funds I	$446,607	$343,322	$2,896	$826	$86,682	$65,274	$—	$—

1.	Audit-related fees consist of:

2020 & 2021 - performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2020 & 2021 – review of Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2020 and 2021 were $89,578 and $66,100 respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	10/1/19- 9/30/20	10/1/20- 9/30/21	10/1/19- 9/30/20	10/1/20- 9/30/21	10/1/19- 9/30/20	10/1/20- 9/30/21
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	10/1/19-9/30/20	10/1/20-9/30/21
Control Affiliates	$1,646	$972

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Registrant and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an Independent Trustee of the Registrant is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by the report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)

(2)   Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(b)	Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds I

By:	/s/ Kevin Charleston
Name:	Kevin Charleston
Title:	President and Chief Executive Officer
Date:	November 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kevin Charleston
Name:	Kevin Charleston
Title:	President and Chief Executive Officer
Date:	November 22, 2021

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer and Principal Financial and Accounting Officer
Date:	November 22, 2021